UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Clean Earth Acquisitions Corp.

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PRELIMINARY PROXY STATEMENT- SUBJECT TO COMPLETION, DATED OCTOBER 5, 2023
CLEAN EARTH ACQUISITIONS CORP.
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
Dear Clean Earth Stockholders:
We cordially invite you to attend a special meeting in lieu of the 2023 annual meeting of the stockholders (the “special meeting”) of Clean Earth Acquisitions Corp., a Delaware corporation (“Clean Earth”, “we,” “us,” “our” or the “Company”), which will be held on [•], 2023 at [•] a.m., Central Time at [•]. In light of ongoing developments related to the novel coronavirus (COVID-19), after careful consideration, the Company has determined that the special meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend the virtual special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit questions during the special meeting by visiting [•] and using a control number assigned by American Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement.
On October 12, 2022, the Company and Alternus Energy Group Plc (“Alternus”) entered into a Business Combination Agreement (the “Business Combination Agreement”), as amended by that certain First Amendment to the Business Combination Agreement, dated as of April 12, 2023, by and among Clean Earth, Alternus and the Sponsor (the “First Amendment to the Business Combination Agreement” or the “BCA Amendment”).
Pursuant to the Business Combination Agreement, subject to the satisfaction or waiver of certain conditions set forth therein, a series of related transactions occurred, or will occur, including the following (the transactions contemplated by the Business Combination Agreement, the “business combination”): upon the terms and subject to the conditions of the Business Combination Agreement, Alternus, as the sole beneficial and record holder of all of the “Alternus Interests” (being all of the issued and outstanding equity interests owned by Alternus in its subsidiaries other than certain retained subsidiaries at such time (the “Acquired Subsidiaries”), will transfer to Clean Earth, and Clean Earth will receive from Alternus, all of the Alternus Interests, as consideration in exchange for the issuance and transfer by Clean Earth to Alternus at the Closing (defined below) of a number of shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock”), valued at $10 per share, equal to $275,000,000, or 27,500,000 shares, plus or minus an estimated working capital adjustment (which will be not greater or less than 1,000,000 shares). Alternus will own approximately 62% of Clean Earth at closing, assuming no redemptions by Clean Earth stockholders, in which case the combined company will have approximately $78.0 million of cash available at closing. As a result, Clean Earth will be a “controlled company” within the meaning of the corporate governance standards of the Nasdaq Stock Market (“Nasdaq”). Under these rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. In addition, at the Closing, 20,000,000 shares of common stock (defined in the accompanying proxy statement) (the “Earnout Shares”) will be deposited into an earnout escrow account and will be released, in whole or part, to Alternus if certain earnout milestones based on “Adjusted EBITDA” (as defined in the accompanying proxy statement) and share price or “Calculated Share Price” (as defined in the accompanying proxy statement) are met. You are being asked to vote on the business combination. The Business Combination Agreement provides that Alternus’ obligations to consummate the business combination are conditioned on, among other things, the “Available Cash” (which is defined to include the amount released from the Company’s trust account, after giving effect to redemptions, payment of Alternus’ and the Company’s transaction expenses and repayment of the Company’s working capital loans, plus any amounts raised by the Company between execution of the Business Combination Agreement and Closing, plus certain amounts raised by Alternus (or its subsidiaries) between execution of the Business Combination Agreement and

Closing to the extent such funds are convertible into or payable in equity of the Company or were facilitated by certain specified parties), being at least $25,000,000. The business combination is also subject to the satisfaction or waiver of certain other closing conditions. If these conditions are not met, and such conditions are not waived, then the Business Combination Agreement could terminate, and the proposed business combination may not be consummated. There can be no assurance that the parties to the Business Combination Agreement would waive any such provision of the Business Combination Agreement. Furthermore, in no event will we redeem our public shares (defined below) in an amount that would cause our net tangible assets to be less than $5,000,001, in which case the business combination would not be consummated.
At the special meeting, you will be asked to consider and vote upon the following proposals:
•
Proposal No. 1:   A proposal to approve and adopt the Business Combination Agreement, a copy of which is attached to the accompanying proxy statement as Annex A, and to approve the transactions contemplated by the Business Combination Agreement (the “business combination”), which provides that, among other things, Alternus, as the sole beneficial and record holder of all of the issued and outstanding equity interests in the Acquired Subsidiaries as of immediately prior to the closing of the business combination (the “Closing”), will transfer to Clean Earth, and Clean Earth will receive from Alternus, all of the issued and outstanding equity interests in the Acquired Subsidiaries, as consideration and in exchange for the issuance and transfer by Clean Earth to Alternus of 27,500,000 shares of common stock of Clean Earth, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares (the “Business Combination Proposal”). The number of shares of common stock was determined based on an equity valuation of $275 million at $10 per share;

•
Proposal No. 2:   A proposal to amend and restate the Company’s certificate of incorporation, dated February 23, 2022, as amended on May 26, 2023 (as so amended, the “Current Charter”) in the form attached as Annex C (such amended and restated certificate of incorporation referred to herein as the “Proposed Charter”), the “Charter Proposal”);

•
Proposal No. 3:   Proposals to approve and adopt, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, which are being presented separately in accordance with U.S. Securities and Exchange Commission (the “SEC”) guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as five sub-proposals (collectively, the “Advisory Governance Proposals”):

A.
Proposal to authorize the issuance of 150,000,000 shares of common stock and 1,000,000 shares of preferred stock.

B.
Proposal to permit the authorized shares of any class to be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Company’s stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

C.
Proposal to elect not to be governed by Section 203 of the DGCL.

D.
Proposal to remove blank check provisions.

E.
Proposal to limit the liability of officers to the fullest extent permitted by law.

•
Proposal No. 4:   A proposal to approve, for purposes of complying with applicable listing rules of Nasdaq, (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination, consisting of the issuance of shares of common stock to Alternus pursuant to the terms of the Business Combination Agreement, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, and (y) the issuance of shares of common stock to Alternus in connection with the business combination, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, that would result in Alternus owning more than 20% of our outstanding common stock, or more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules (the “Stock Issuance Proposal”);

•
Proposal No. 5:   A proposal to approve and adopt the 2023 Equity Incentive Plan (the “Incentive Plan”), a copy of which is attached to the accompanying proxy statement as Annex F (the “Incentive Plan Proposal”);

•
Proposal No. 6:   A proposal to elect seven directors to serve staggered terms on our board of directors until the 2024, 2025 and 2026 annual meeting of stockholders, respectively, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”); and

•
Proposal No. 7:   A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Condition Precedent Proposals (as defined below) or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived (the “Adjournment Proposal”).

Each of these proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. Under the Business Combination Agreement, the Closing is conditioned upon the approval of the Business Combination Proposal, the Charter Proposal, the Stock Issuance Proposal and the Director Election Proposal (collectively, the “Condition Precedent Proposals”) and each of the Condition Precedent Proposals is cross-conditioned on the approval of each other and the closing of the Business Combination Agreement. The Advisory Governance Proposals, the Incentive Plan Proposal, and the Adjournment Proposal are not conditioned upon the approval of any other proposal. If our stockholders do not approve each of the Condition Precedent Proposals, the business combination may not be consummated. By contrast, approval of each of the other proposals in the proxy statement (i.e., the Advisory Governance Proposals, the Incentive Plan Proposal, and the Adjournment Proposal) is not a condition to the consummation of the business combination.
Our Class A common stock, rights and warrants are currently listed on Nasdaq under the symbols “CLIN,” “CLINR” and “CLINW,” respectively. Certain of our shares of Class A common stock, rights and warrants currently trade as public units (defined below) consisting of one share of Class A common stock, one right and one-half of one redeemable warrant, and are listed on Nasdaq under the symbol “CLINU.” Upon consummation of the transactions contemplated by the Business Combination Agreement, we will change our name to “Alternus Clean Energy, Inc.” We intend to apply to obtain the listing of our common stock and warrants on the Nasdaq under the symbols “ALCE” and “ALCEW,” respectively, upon the Closing.
Only holders of record of shares of our Class A common stock and shares of our Class B common stock, par value $0.0001 per share (the “Class B common stock” or “founder shares”) at the close of business on [•], 2023 (the “record date”) are entitled to notice of and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting and electronically during the special meeting at [•].
We are providing the accompanying proxy statement and proxy card to our stockholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. Whether or not you plan to attend the special meeting, we urge you to read the accompanying proxy statement carefully and submit your proxy to vote on the business combination. Please pay particular attention to the section entitled “Risk Factors” beginning on page 18 of the accompanying proxy statement.
After careful consideration, our board of directors has unanimously approved the Business Combination Agreement and the transactions contemplated thereby and determined that each of the Business Combination Proposal, the Charter Proposal, the Advisory Governance Proposals, the Stock Issuance Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Adjournment Proposal is in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” each of those proposals and “FOR” each of the director nominees.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections entitled “Information About Clean Earth — Conflicts of Interest ” and “Beneficial Ownership of Securities” in the accompanying proxy statement for a further discussion.
Pursuant to the Current Charter, a public stockholder may request that we redeem all or a portion of such public stockholder’s public shares for cash prior to the business combination being consummated. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares, or (b) hold public shares through public units and you elect to separate your public units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 PM, New York City time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to American Stock Transfer & Trust Company, our transfer agent (the “Transfer Agent”), that we redeem your public shares for cash, and (b) deliver your public shares to the Transfer Agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of public units must elect to separate the underlying shares, rights and warrants included in the units sold by the Company in the IPO (whether purchased in the IPO or thereafter in the secondary market, such units, the “public units,” such shares, the “public shares” and such warrants, the “public warrants”) prior to exercising redemption rights with respect to the public shares. If holders hold their public units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the public units into the underlying public shares and public warrants, or if a holder holds public units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Business Combination Proposal.
If the business combination is not consummated, the public shares will not be redeemed for cash. If a public stockholder properly exercises its right to redeem its public shares and timely delivers its shares to the Transfer Agent, we will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, calculated as of two business days prior to the consummation of the business combination, including interest earned on the funds held in the trust account (net of amounts which may be withdrawn to pay our taxes (“permitted withdrawals”)), divided by the number of then-outstanding public shares. For illustrative purposes, the fair value of the assets held in the trust account as of June 30, 2023 was approximately $84,940,910, which equates to a per share redemption price of approximately $10.425 per share. If a public stockholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own such shares. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. Furthermore, if a holder of a public share delivers its shares in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the Company instruct our Transfer Agent to return the shares (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in the accompanying proxy statement. We will be required to honor such request only if made prior to the deadline for exercising redemption requests. See “Special Meeting — Redemption Rights” in the accompanying proxy statement for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.
Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13 of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 15% of the public shares, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

Approval of the Business Combination Proposal, each of the Advisory Governance Proposals, the Stock Issuance Proposal, the Incentive Plan Proposal, and the Adjournment Proposal each require the affirmative vote of a majority of the votes cast by holders of shares of our Class A common stock and Class B common stock present in person (which would include presence at the virtual special meeting) or by proxy at the special meeting and entitled to vote thereon, voting as a single class. Approval of the Charter Proposal requires the affirmative vote of (i) the holders of a majority of the shares of Class A common stock then outstanding, voting separately as a single class, (ii) the holders of a majority of the shares of Class B common stock then outstanding, voting separately as a single class and (iii) the holders of a majority of the then outstanding shares of common stock, voting together as a single class. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the shares of our Class A common stock and Class B common stock cast by the Company’s stockholders present in person or by proxy at the virtual special meeting and entitled to vote thereon, voting as a single class.
Clean Earth Acquisitions Sponsor, LLC (the “Sponsor” or our “initial stockholder”) and our officers and directors entered into a letter agreement with us at the time of the IPO and a Sponsor Support Agreement in connection with the Business Combination Agreement, pursuant to which they agreed (i) to vote the founder shares and private shares (defined in the accompanying proxy statement) purchased by them, as well as any public shares purchased by them during or after the IPO, in favor of the Business Combination Proposal and other proposals and (ii) to waive their redemption rights with respect to any founder shares they hold and any public shares they may acquire in connection with the completion of the business combination. As of the date hereof, our initial stockholder owns approximately 51% of our total outstanding shares of common stock.
All our stockholders are cordially invited to attend the special meeting virtually. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.
If you are a stockholder of record holding shares of common stock, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting virtually, obtain a proxy from your broker or bank.
If you fail to return a proxy card or fail to instruct a broker or other nominee how to vote, and do not attend the special meeting virtually, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” the Charter Proposal, but will have no effect on the outcome of any other proposal in the accompanying proxy statement.
Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.
If your shares are held in “street name” or are in a margin or similar account, you should contact your bank or broker to ensure that your shares are represented and voted at the special meeting.
On behalf of our board of directors, we would like to thank you for your support of Clean Earth Acquisitions Corp. and look forward to a successful completion of the business combination.
By Order of the Board of Directors,
/s/ Aaron T. Ratner

Aaron T. Ratner
Chief Executive Officer
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH PUBLIC UNITS, ELECT TO SEPARATE YOUR PUBLIC UNITS INTO THE UNDERLYING PUBLIC SHARES, RIGHTS AND PUBLIC WARRANTS

PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF THE BUSINESS COMBINATION IS NOT CONSUMMATED, THEN THE PUBLIC SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “SPECIAL MEETING — REDEMPTION RIGHTS” IN THE ACCOMPANYING PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.
Neither the SEC nor any state securities commission has approved or disapproved of the transactions described in the accompanying proxy statement, passed upon the merits or fairness of the Business Combination Agreement or the transactions contemplated thereby, or passed upon the adequacy or accuracy of the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [•], 2023 and is first being mailed to our stockholders on or about [•], 2023.

CLEAN EARTH ACQUISITIONS CORP.
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF CLEAN EARTH ACQUISITIONS CORP.
To Be Held on [•], 2023
TO THE STOCKHOLDERS OF CLEAN EARTH ACQUISITIONS CORP.:
NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2023 annual meeting of the stockholders (the “special meeting”) of Clean Earth Acquisitions Corp., a Delaware corporation (“Clean Earth”, “we,” “us,” “our” or the “Company”), will be held on [•], 2023, at [•] a.m., Central Time at [•]. In light of ongoing developments related to the novel coronavirus (COVID-19), after careful consideration, the Company has determined that the special meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You are cordially invited to attend the virtual special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit questions during the special meeting by visiting [•] and using a control number assigned by American Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement.
At the special meeting, you will be asked to consider and vote upon the following proposals:

•
Proposal No. 1:   A proposal to approve and adopt the Business Combination Agreement, a copy of which is attached to the accompanying proxy statement as Annex A, and to approve the transactions contemplated by the Business Combination Agreement (the “business combination”), which provides that, among other things, Alternus, as the sole beneficial and record holder of all of the issued and outstanding equity interests in the Acquired Subsidiaries as of immediately prior to the closing of the business combination (the “Closing”), will transfer to Clean Earth, and Clean Earth will receive from Alternus, all of the issued and outstanding equity interests in the Acquired Subsidiaries, as consideration and in exchange for the issuance and transfer by Clean Earth to Alternus of 27,500,000 shares of common stock of Clean Earth, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares (the “Business Combination Proposal”). The number of shares of common stock was determined based on an equity valuation of $275 million at $10 per share;

•
Proposal No. 2:   A proposal to amend and restate the Company’s certificate of incorporation, dated February 23, 2022, as amended on May 26, 2023 (as so amended, the “Current Charter”) in the form attached as Annex C (such amended and restated certificate of incorporation referred to herein as the “Proposed Charter”) (the “Charter Proposal”);

•
Proposal No. 3:   Proposals to approve and adopt, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, which are being presented separately in accordance with U.S. Securities and Exchange Commission (the “SEC”) guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as five sub-proposals (collectively, the “Advisory Governance Proposals”):

(A)
Proposal to authorize the issuance of 150,000,000 shares of common stock and 1,000,000 shares of preferred stock.

(B)
Proposal to permit the authorized shares of any class to be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Company’s stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

(C)
Proposal to elect not to be governed by Section 203 of the DGCL.

(D)
Proposal to remove blank check provisions.

(E)
Proposal to limit the liability of officers to the fullest extent permitted by law.

•
Proposal No. 4:   A proposal to approve, for purposes of complying with applicable listing rules of Nasdaq, (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination, consisting of the issuance of shares of common stock to Alternus pursuant to the terms of the Business Combination Agreement, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, plus any additional shares of common stock or securities convertible into shares of common stock pursuant to arrangements that we may enter into prior to the Closing, and (y) the issuance of shares of common stock to Alternus in connection with the business combination, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, that would result in Alternus owning more than 20% of our outstanding common stock, or more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules (the “Stock Issuance Proposal”);

•
Proposal No. 5:   A proposal to approve and adopt the 2023 Equity Incentive Plan (the “Incentive Plan”), a copy of which is attached to the accompanying proxy statement as Annex F (the “Incentive Plan Proposal”);

•
Proposal No. 6:   A proposal to elect seven directors to serve staggered terms on our board of directors until the 2024, 2025 and 2026 annual meeting of stockholders, respectively, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”); and

•
Proposal No. 7:   A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Condition Precedent Proposals (as defined below) or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived (the “Adjournment Proposal”).

Each of these proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. Under the Business Combination Agreement, the Closing is conditioned upon the approval of the Business Combination Proposal, the Charter Proposal, the Stock Issuance Proposal and the Director Election Proposal (collectively, the “Condition Precedent Proposals”) and each of the Condition Precedent Proposals is cross-conditioned on the approval of each other and the closing of the Business Combination Agreement. The Advisory Governance Proposals, the Incentive Plan Proposal, and the Adjournment Proposal are not conditioned upon the approval of any other proposal. If our stockholders do not approve each of the Condition Precedent Proposals, the business combination may not be consummated. By contrast, approval of each of the other proposals in the accompanying proxy statement (i.e., the Advisory Governance Proposals, the Incentive Plan Proposal, and the Adjournment Proposal) is not a condition to the consummation of the business combination.
The Business Combination Agreement provides that Alternus’ obligations to consummate the business combination are conditioned on, among other things, the “Available Cash” (which is defined to include the amount released from the Company’s trust account, after giving effect to redemptions, payment of Alternus’ and the Company’s transaction expenses and repayment of the Company’s working capital loans, plus any amounts raised by the Company between execution of the Business Combination Agreement and Closing, plus certain amounts raised by Alternus (or its subsidiaries) between execution of the Business Combination Agreement and Closing to the extent such funds are convertible into or payable in equity of the Company or were facilitated by certain specified parties), being at least $25,000,000. The business combination is also subject to the satisfaction or waiver of certain other closing conditions (including, without limitation, certain conditions precedent to the consummation of the business combination) as described in the accompanying proxy statement. If these conditions are not met, and such conditions are not waived, then the Business Combination Agreement could terminate and the proposed business combination may not be consummated. There can be no assurance that the parties to the Business Combination Agreement would waive any such provision of the Business Combination Agreement. Furthermore, in no event will we redeem our public shares (defined below) in an amount that would cause our net tangible assets to be less than $5,000,001, in which case the business combination would not be consummated.
Our Class A common stock, par value $0.0001 per share (the “Class A common stock”), rights and warrants are currently listed on Nasdaq under the symbols “CLIN,” “CLINR” and “CLINW,” respectively. Certain of our shares of Class A common stock, rights and warrants currently trade as public units (defined below) consisting of one share of Class A common stock, one right and one-half of one redeemable warrant, and are listed on Nasdaq under the symbol “CLINU.” Upon consummation of the transactions contemplated by the Business Combination Agreement, we will change our name to “Alternus Clean Energy, Inc.” We intend to apply to obtain the listing of our common stock and warrants on the Nasdaq under the symbols “ALCE” and “ALCEW,” respectively, upon the Closing.
Only holders of record of shares of our Class A common stock and shares of our Class B common stock, par value $0.0001 per share (the “Class B common stock” or “founder shares”) at the close of business on [•], 2023 (the “record date”) are entitled to notice of and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting and electronically during the special meeting at [•].
Pursuant to the Current Charter, a public stockholder may request that we redeem all or a portion of such public stockholder’s public shares for cash prior to the business combination being consummated. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)
(a) hold public shares, or (b) hold public shares through public units and you elect to separate your public units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 PM, New York City time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to American Stock Transfer & Trust Company, our transfer agent (the “Transfer Agent”), that we redeem your public shares for cash, and (b) deliver your public shares to the Transfer Agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of public units must elect to separate the underlying shares, rights and warrants included in the units sold by the Company in the IPO (whether purchased in the IPO or thereafter in the secondary market, such units, the “public units,” such shares, the “public shares” and such warrants, the “public warrants”) prior to exercising redemption rights with respect to the public shares. If holders hold their public units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the public units into the underlying public shares and public warrants, or if a holder holds public units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Business Combination Proposal.
If the business combination is not consummated, the public shares will not be redeemed for cash. If a public stockholder properly exercises its right to redeem its public shares and timely delivers its shares to the Transfer Agent, we will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, calculated as of two business days prior to the consummation of the business combination, including interest earned on the funds held in the trust account (net of amounts which may be withdrawn to pay our taxes (“permitted withdrawals”)), divided by the number of then-outstanding public shares. For illustrative purposes, the fair value of the assets held in the trust account as of June 30, 2023 was approximately $84,940,910, which equates to a per share redemption price of approximately $10.425 per share. If a public stockholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own such shares. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. Furthermore, if a holder of a public share delivers its shares in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the Company instruct our Transfer Agent to return the shares (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in the accompanying proxy statement. We will be required to honor such request only if made prior to the deadline for exercising redemption requests. See “Special Meeting — Redemption Rights” in the accompanying proxy statement for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.
On May 25, 2023, the Company held a special meeting of stockholders (the “May Special Meeting”) at which Clean Earth’s stockholders approved certain proposals giving the Company the right to extend the date by which it has to complete a business combination up to six times, from May 28, 2023 to November 28, 2023, composed of six one-month extensions (each an “Extension,” and the end date of each Extension, the “Extended Date”), provided that the Sponsor (or its affiliates or designees) agrees to deposit into the trust account on the then-applicable Extended Date, for each Extension, the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A common stock not redeemed in connection with the May Special Meeting (each an “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. As of the date of this proxy statement, in connection with the Company’s exercise of Extensions, the Sponsor has deposited into the trust account $780,000 in Extension Payments, in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a business combination, unless there are funds available outside the trust account to do so.
In connection with the May Special Meeting, stockholders properly elected to redeem an aggregate of 14,852,437 shares of Class A common stock, and approximately $154,152,327 was withdrawn from the trust account to pay for such redemptions, leaving approximately $84,562,944 in the trust account following the May Special Meeting, exclusive of any Extension Payments. As a result of the redemptions, Clean Earth now has less liquidity and fewer round-lot holders of public shares, which may make it more difficult for the Company to meet all of the Nasdaq listing requirements. Since it is a condition to closing to receive the approval for listing by Nasdaq of the shares of the Combined Company to be issued in connection with the transactions contemplated by the Business Combination Agreement, the Company’s reduced public float may make it more difficult for Clean Earth to meet all of the Nasdaq listing requirements, and to consummate the Business Combination.
Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13 of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 15% of the public shares, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent. Furthermore, in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, in which case the business combination would not be consummated.
Approval of the Business Combination Proposal, each of the Advisory Governance Proposals, the Stock Issuance Proposal, the Incentive Plan Proposal, and the Adjournment Proposal each require the affirmative vote of a majority of the votes cast by holders of shares of our Class A common stock and Class B common stock present in person (which would include presence at the virtual special meeting) or by proxy at the special meeting and entitled to vote thereon, voting as a single class. Approval of the Charter Proposal requires the affirmative vote of (i) the holders of a majority of the shares of Class A common stock then outstanding, voting separately as a single class, (ii) the holders of a majority of the shares of Class B common stock then outstanding, voting separately as a single class and (iii) the holders of a majority of the then outstanding shares of common stock, voting together as a single class. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the shares of our Class A common stock and Class B common stock cast by the Company’s stockholders present in person or by proxy at the virtual special meeting and entitled to vote thereon, voting as a single class.
Clean Earth Acquisitions Sponsor, LLC (the “Sponsor” or our “initial stockholder”) and our officers and directors entered into a letter agreement with us at the time of the IPO and a Sponsor Support Agreement in connection with the Business Combination Agreement, pursuant to which they agreed (i) to vote the founder shares and private shares (defined in the proxy statement) purchased by them, as well as any public shares purchased by them during or after the IPO, in favor of the Business Combination Proposal other proposals and (ii) to waive their redemption rights with respect to any founder shares they hold and any public shares they may acquire in connection with the completion of the business combination. As of the date hereof, our initial stockholder owns approximately 51% of our total outstanding shares of common stock.
All our stockholders are cordially invited to attend the special meeting virtually. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.
If you are a stockholder of record holding shares of common stock, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting virtually, obtain a proxy from your broker or bank.
If you fail to return a proxy card or fail to instruct a broker or other nominee how to vote, and do not attend the special meeting virtually, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” the Charter Proposal, but will have no effect on the outcome of any other proposal in the accompanying proxy statement.
Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.
Our board of directors unanimously recommends that you vote or give instruction to vote “FOR” each of those proposals and “FOR” each of the director nominees
Your attention is directed to the proxy statement accompanying this notice (including the Annexes thereto) for a more complete description of the proposed business combination and related transactions and each of the proposals. We urge you to read the accompanying proxy statement carefully. If you have any questions or need assistance voting your shares of common stock, please contact Morrow Sodali, LLC (“Morrow”), our proxy solicitor by calling (203) 658-9400, or banks and brokers can call collect at (800) 662-5200, or by emailing CLIN.info@investor.morrowsodali.com. This notice of special meeting and the accompanying proxy statement are available at [•].
By Order of the Board of Directors,
/s/ Aaron T. Ratner

Aaron T. Ratner
Chief Executive Officer
Important Notice Regarding the Availability of Proxy Materials for the special meeting of Stockholders to be held on [•], 2023: This notice of special meeting and the accompanying proxy statement will be available at [•].

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TRADEMARKS
This proxy statement contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this proxy statement may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. The Company does not intend its use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of it by, any other companies.

CERTAIN DEFINED TERMS
Unless otherwise stated in this proxy statement or the context otherwise requires, references to:
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“Adjournment Proposal” means the proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Condition Precedent Proposals or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived;

•
“Advisory Governance Proposals” means proposals to approve and adopt, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, which are being presented separately in accordance with the SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions;

•
“Alternus” means Alternus Energy Group Plc, a company incorporated under the laws of Ireland

•
“Ancillary Agreements” means the Investor Rights Agreement, the Sponsor Support Agreement and the Escrow Agreement;

•
“BCA” or “Business Combination Agreement” means the Business Combination Agreement, dated as of October 12, 2022, by and between Alternus and Clean Earth, attached to this proxy statement as Annex A, as may be amended or modified from time to time;

•
“board of directors” or “Board” means the board of directors of the Company;

•
“business combination” means the transactions contemplated by the Business Combination Agreement;

•
“Business Combination Proposal” means the proposal to adopt the Business Combination Agreement and approve the Equity Exchange;

•
“Charter Proposal” means the proposal to approve and adopt the Proposed Charter, which, if approved, would amend and restate the Current Charter, and which, if approved, would take effect upon the Closing; which is attached to this proxy statement as Annex C;

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“Class A common stock” means the Class A common stock of Clean Earth, par value $0.0001 per share;

•
“Class B common stock” means the Class B common stock of Clean Earth, par value $0.0001 per share;

•
“Clean Earth” means Clean Earth Acquisitions Corp., a Delaware corporation;

•
“Clean Earth Material Adverse Effect” means a material adverse effect with respect to Clean Earth as set forth in the section entitled “The Business Combination Proposal — Material Adverse Effect”;

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“Closing” means the closing of the business combination;

•
“Closing Date” means the date of the Closing;

•
“Code” means the United States Internal Revenue Code of 1986, as amended;

•
“Combined Company” means Clean Earth (renamed Alternus Clean Energy, Inc.), after completion of the business combination.

•
“common stock” means (a) prior to the Closing, Class A common stock and Class B common stock and (b) from and after the Closing, shares of common stock, par value $0.0001 per share, of the Company;

•
“Company”, “we”, “us” and “our” means Clean Earth, including, where applicable, after Clean Earth’s change of name to Alternus Clean Energy, Inc.;

•
“completion window” means the period in which the Company must complete its initial business combination, which is either (i) May 28, 2023, subject to extension by the board of directors for up to six additional thirty day periods or (ii) such other time period in which the Company must consummate its initial business combination pursuant to an amendment to the Company’s amended and restated certificate of incorporation (the latest of such date is referred to as the “Termination Date”);
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“Condition Precedent Proposals” means the Business Combination Proposal, the Charter Proposal, the Stock Issuance Proposal and the Director Election Proposal;

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“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks;

•
“Current Charter” means the Company’s amended and restated certificate of incorporation, dated February 23, 2022, and as amended on May 26, 2023;

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“DTC” means the Depository Trust Company;

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“DGCL” means the General Corporation Law of the State of Delaware;

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“Director Election Proposal” means the proposal to elect the directors who, upon consummation of the business combination, will be the directors of Clean Earth;

•
“Equity Exchange” means the transfer of all of the issued and outstanding Alternus Interests to Clean Earth as consideration and in exchange for the issuance and transfer by Clean Earth to Alternus of shares of common stock of Clean Earth at the Closing of 27,500,000 shares of common stock of Clean Earth, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares;

•
“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended;

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“Escrow Agreement” means the escrow agreement to be entered into at the closing among Clean Earth, Alternus, the Sponsor, in its capacity as the representative of Clean Earth, and an escrow agent to be mutually agreed upon.

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“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

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“First Amendment to the Business Combination Agreement” or “BCA Amendment” means that certain First Amendment to the Business Combination Agreement, dated as of April 12, 2023, by and among Clean Earth, Alternus and the Sponsor;

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“GAAP” means generally accepted accounting principles in the United States as in effect from time to time;

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“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal;

•
“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority;

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“Incentive Plan” means the 2023 Equity Incentive Plan, a copy of which is attached to this proxy statement as Annex F, as may be amended and modified from time to time;

•
“Incentive Plan Proposal” means the proposal to adopt the Incentive Plan;

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“initial stockholder” means Clean Earth Acquisitions Sponsor, LLC.

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“Investor Rights Agreement” means the Investor Rights Agreement, entered into by and among the Company, the Sponsor and Alternus , a copy of which is attached to this proxy statement as Annex E, as may be amended and modified from time to time;

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“IPO” means the initial public offering of Clean Earth;

•
“IRS” means the U.S. Internal Revenue Service;

•
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012;

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“Minimum Cash Condition” means the “Available Cash” (which is defined to include the amount released from the Company’s trust account, after giving effect to redemptions, payment of Alternus’

and the Company’s transaction expenses and repayment of the Company’s working capital loans, plus any amounts raised by the Company between execution of the Business Combination Agreement and Closing, plus certain amounts raised by Alternus (or its subsidiaries) between execution of the Business Combination Agreement and Closing to the extent such funds are convertible into or payable in equity of the Company or were facilitated by certain specified parties), being at least $25,000,000.
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“Morrow” means Morrow Sodali, LLC, the proxy solicitor to Clean Earth;

•
“Nasdaq” means the Nasdaq Stock Market;

•
“private shares” means the shares of Class A common stock sold as part of the private units in a private placement in connection with the IPO;

•
“private warrants” means the warrants to purchase the Company’s Class A common stock purchased in a private placement in connection with the IPO;

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“private units” means the units purchased from Clean Earth by the Sponsor in a private placement in connection with the IPO, each of which includes one share of the Company’s Class A common stock and one-half of one redeemable warrant;

•
“Proposed Bylaws” means the second amended and restated bylaws of the Company, a copy of which is attached to this proxy statement as Annex D;

•
“Proposed Charter” means the amended and restated certificate of incorporation of the Company, a copy of which is attached to this proxy statement as Annex C;

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“public shares” means the shares of the Company’s Class A common stock included in the public units sold in the IPO (whether they were purchased in such offering or thereafter in the secondary market, and including the shares included as part of the additional public units sold in connection with the underwriters’ election to exercise their over-allotment option in full);

•
“public stockholders” means the holders of Clean Earth’s public shares, whether acquired in Clean Earth’s IPO or acquired in the secondary market;

•
“public units” means the units sold in the IPO;

•
“public warrants” means the warrants included in the public units sold in the IPO, each of which is exercisable for one share of our Class A common stock, in accordance with its terms;

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“Regulation S-K” means Regulation S-K under the Securities Act;

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“Regulation S-X” means Regulation S-X under the Securities Act;

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“Retained Subsidiaries” means the excluded subsidiaries that would continue to be owned by Alternus after the Closing and will not be part of the Acquired Subsidiaries, consisting of the following: “Altnor AS”, “GHFG Limited”, “Altam Inc.”, “PCG_HoldCo GmbH”, “PCG_GP UG”, “PSM 20 UG”, “PSM 40 UG”, “GRT 1.1 GmbH & Co KG”, “ALTN HoldCo UG”, “GRT 1.7 Gmbh & Co KG”, “AE Europe B.V”.

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“Sarbanes Oxley Act” means the Sarbanes-Oxley Act of 2002;

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“SEC” means the United States Securities and Exchange Commission;

•
“Securities Act” means the Securities Act of 1933, as amended;

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“Solis,” “Solis Bond Company” or “Solis Bond Company DAC” means Solis Bond Company, a Designated Activity Company, which is a subsidiary of Alternus;

•
“Solis Bond” means the 3-year senior secured green bonds which were issued by Solis Bond Company DAC in January 2021, in the maximum amount of $242 million (€200 million) with a stated coupon rate of 6.5% + EURIBOR and quarterly interest payments;

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“Stock Issuance Proposal” means the proposal to issue shares of common stock in connection with the business combination;

•
“special meeting” means the meeting to be held on [•], 2023, at [•] a.m., Central Time at [•] in lieu of the 2023 annual meeting of the stockholders of Clean Earth;

v

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“Sponsor” means Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company;

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“Sponsor Support Agreement” means that certain Support Agreement, dated as of October 12, 2022, by and among the Sponsor, Clean Earth, Alternus Energy Group Plc and certain other parties thereto, attached to this proxy statement as Annex B, as may be amended or modified from time to time;

•
“Subsidiary” means, with respect to a person, a corporation or other entity of which more than 50% of the voting power of the equity securities or equity interests is owned, directly or indirectly, by such person;

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“Transactions” means, collectively, the business combination, including the Equity Exchange and the other transactions contemplated by the Business Combination Agreement and the Ancillary Agreements;

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“Transfer Agent” means American Stock Transfer & Trust Company;

•
“trust account” means the Company’s trust account;

•
“Warrant Agreement” means the Warrant Agreement, dated as of February 23, 2022, by and between Clean Earth and American Stock Transfer & Trust Company, as warrant agent;

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“warrants” means the public warrants and the private warrants, as applicable.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of the U.S. federal securities laws, including statements under the headings “Summary of the Proxy Statement,” “Risk Factors,” “Clean Earth’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Alternus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” are statements of future expectations and other forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “opportunity,” “plan,” “potential,” “predict,” “projected,” “should,” “strategy,” “suggests,” “targets,” “will,” “will be” or “would” or similar expressions or the negatives thereof, or other variations thereof, or comparable terminology, or by discussions of strategy, plans or intentions. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this proxy statement and include statements regarding the intentions, beliefs or current expectations of Clean Earth’s or Alternus’ management teams concerning, among other things, their respective results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which they operate.
You are cautioned that forward-looking statements are not guarantees of future performance and that Clean Earth’s and Alternus’ actual results of operations, financial condition and liquidity, and the development of the industry in which Alternus operates, may differ materially from those made in or suggested by the forward-looking statements contained in this proxy statement. In addition, even if Clean Earth’s and Alternus’ results of operations, financial condition and liquidity, and the development of the industry in which Alternus operates are consistent with the forward-looking statements contained in this proxy statement, those results or developments may not be indicative of results or developments in subsequent periods.
By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and Clean Earth’s and Alternus’ actual financial condition, results of operations and cash flows. The development of the industry in which Alternus operates may differ materially from (and be more negative than) those made in, or suggested by, the forward-looking statements contained in this proxy statement.
These statements are based on Clean Earth’s or Alternus’ management’s current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those anticipated by such statements. You should not place undue reliance on these forward-looking statements in deciding how to vote your proxy or instruct how your vote should be cast on the proposals set forth in this proxy statement. In addition, any projections relating to Alternus have not been audited. None of the independent auditors of Clean Earth or Alternus, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to Alternus’ projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Alternus’ projections. As a result of a number of known and unknown risks and uncertainties, Alternus’ actual results or performance following the business combination may be materially different from those expressed or implied by these forward-looking statements. Factors that could cause such differences in actual results include:
•
the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the BCA;

•
the outcome of any legal proceedings that may be instituted against Clean Earth or Alternus following announcement of the execution of the BCA;

•
the inability to complete the business combination due to the failure to obtain approval of the stockholders of Clean Earth of the BCA or to satisfy other conditions to the Closing in the BCA, or the failure to complete the business combination for any reason within the completion window;

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the amount of cash available in Clean Earth’s trust account, after deducting the amount required to satisfy Clean Earth’s obligations to its stockholders (if any) that exercise their rights to redeem their public shares (but prior to the payment or reimbursement, as applicable, of any (a) deferred underwriting commissions being held in the Clean Earth’s trust account and (b) transaction expenses of Alternus and its subsidiaries and Clean Earth), may not be sufficient to satisfy the Minimum Cash Condition, in which case the business combination may not be able to be completed unless such condition is waived by Alternus;
•
the inability to obtain the listing of our shares of common stock on the Nasdaq following the Equity Exchange;

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the risk that the business combination disrupts current plans and operations of Alternus as a result of the announcement and consummation of the transactions described herein;

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Alternus’ ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Alternus to grow and manage growth profitably following the Equity Exchange;

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costs related to the business combination;

•
changes in applicable laws or regulations;

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the impact of the COVID-19 pandemic;

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a financial or liquidity crisis;

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the effects of inflation and changes in interest rates;

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a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine;

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the risk of global and regional economic downturns;

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the projected financial information, anticipated growth rate, and market opportunity of Alternus;

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foreign currency, interest rate, exchange rate and commodity price fluctuations;

•
various environmental requirements;

•
retention or recruitment of executive and senior management and other key employees;

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the possibility that Clean Earth or Alternus may be adversely affected by other economic, business, and/or competitive factors;

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the risk that the proposed business combination disrupts current plans and operations of Alternus as a result of the announcement and pendency of the business combination;

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the ability of the Company to maintain an effective system of internal controls over financial reporting;

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the ability of the Company to manage its growth effectively;

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the ability of the Company to achieve and maintain profitability in the future;

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the ability of the Company to access sources of capital to finance operations and growth;

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the success of strategic relationships with third parties;

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the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks);

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the impact of decreases in spot market prices for electricity;

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dependence on acquisitions for growth in Alternus’ business;

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inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business;

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risks relating to developing and managing renewable solar projects;

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risks relating to photovoltaic plant quality and performance;

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risks relating to planning permissions for solar parks and government regulation;

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Alternus’ need for significant financial resources (including, but not limited to, for growth in its business);

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the need for financing in order to maintain future profitability;

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the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs;

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Alternus’ limited operating history; and

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other risks and uncertainties described in this proxy statement, including those under “Risk Factors”

The Company and Alternus undertake no obligations to update publicly or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events, other than as required by law.
The foregoing factors and others described under “Risk Factors” should not be construed as exhaustive. There are other factors that may cause our actual results to differ materially from the forward-looking statements contained in this proxy statement. Moreover, new risks emerge from time to time and it is not possible for the Company and Alternus to predict all such risks. The Company and Alternus cannot assess the impact of all risks on their respective business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. The Company and Alternus urge you to read the sections of this proxy statement entitled “Summary of the Proxy Statement,” “Risk Factors,” “Clean Earth’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Alternus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations,” for a more complete discussion of the factors that could affect their respective future performance and the industry in which we operate.
The forward-looking statements are based on plans, estimates and projections as they are currently available to the management of the Company and Alternus, and neither undertakes any obligation, and neither expects, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to the Company and Alternus or to persons acting on behalf of the Company and Alternus are expressly qualified in their entirety by the cautionary statements referred to above and contained elsewhere in this proxy statement.

SUMMARY TERM SHEET
This summary term sheet, together with the sections entitled “Questions and Answers for Stockholders of Clean Earth” and “Summary of the Proxy Statement,” summarizes certain information contained in this proxy statement, but does not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the special meeting. In addition, for definitions used commonly throughout this proxy statement, including this summary term sheet, please see the section entitled “Certain Defined Terms.”
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Clean Earth is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

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There are currently 16,704,230 shares of our common stock outstanding, consisting of 8,147,563 shares of our Class A common stock, 890,000 Class A common stock in permanent equity and 7,666,667 shares of our Class B common stock, held of record by one holder, our Sponsor, no shares of preferred stock outstanding, 23,000,000 rights, held of record by [•] holders and 11,945,000 warrants outstanding, consisting of 11,500,000 public warrants held of record by [•] holders and 445,000 private warrants held of record by one holder, our Sponsor. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of Class A common stock, for no additional consideration, upon the consummation of an initial business combination. As a result, you must have 10 rights in order to receive a share of Class A common stock at the Closing of the initial business combination. Each whole public warrant entitles its holder to purchase one share of our Class A common stock at an exercise price of $11.50 per share, to be exercised only for a whole number of shares of our Class A common stock. The public warrants will become exercisable on the later of 30 days after the Closing of our business combination or 12 months from the closing of the IPO, provided in each case that we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. The public warrants expire five years after the Closing of our business combination or earlier upon redemption or liquidation. Once the public warrants become exercisable, we may redeem the outstanding public warrants at a price of $0.01 per warrant, if the last sale price of our Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. Except as otherwise provided in the warrant agreement, the private warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees. For more information regarding the warrants, please see the section entitled “Description of Securities.”

•
In accordance with the terms and subject to the conditions of the Business Combination Agreement, Clean Earth has agreed to pay consideration in the form of 27,500,000 shares of common stock valued at $10.00 per share to Alternus, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares, in exchange for all of the issued and outstanding equity interests in the Acquired Subsidiaries. The number of shares of common stock was determined based on an equity valuation of $275 million at $10 per share. The following table summarizes the sources and uses of funds for the business combination.

Sources (SM)		Uses (SM)
Alternus Equity Rollover(3)	$275.000	Alternus Equity Rollover(3)	$275.000
CLIN Sponsor(2)	$60.011	CLIN Sponsor(2)	$60.011
CLIN Public Equity(1)	$84.100	Cash to Balance Sheet(1)	$77.441
Additional Cash in Trust(1)	$0.841	Fees & Expenses(4)	$12.600
Target Cash	$5.100
Total	$425.052	Total	$425.052

x

(1)
Assumes no shares of Class A common stock are redeemed by Clean Earth’s public stockholders in connection with the business combination.

(2)
Excludes 2.56mm shares vesting at a share price of $12.50. Includes 890,000 shares from Private Placement Units.

(3)
Excludes 20mm Earnout Shares that will be released from escrow upon meeting targets outlined in the Business Combination Agreement.

(4)
Includes deferred underwriting commissions of $805,000 due to the underwriters from Clean Earth’s IPO. The deferred underwriting commission reflects a reduction in the deferred underwriting commission as agreed by one of the underwriters. In October 2022, one of the underwriters agreed to forfeit a portion of its deferred underwriting commission in connection with the consummation of the business combination, and in April 2023, such underwriter agreed to forfeit the remainder of its deferred underwriting commission. This also reflects a disbursement of cash to Alternus, pursuant to the terms of the Business Combination Agreement, in the amount of $3,750,000 as payment for incurred transaction expenses which are unrelated to Alternus or Alternus’ subsidiaries and which are payable upon Closing. The balance reflects estimated closing transaction costs incurred by Clean Earth in conjunction with the business combination and repayment of related party loans.

The table below presents the trust value per share to a public stockholder that elects not to redeem across a range of varying redemption scenarios. The maximum redemption scenario represents the maximum redemptions that may occur but which would still allow for the satisfaction of the Minimum Cash Condition. This trust value per share includes the per share cost of the deferred underwriting commission.
As of June 30, 2023
Trust Value	$84,940,910
Total shares of Class A common stock post Special Meeting Redemptions	8,147,563
Trust Value per share of Class A common stock	$10.425
	Assuming no Redemptions	Assuming 25% Redemptions	Assuming 50% Redemptions	Assuming Max Redemptions
Redemptions ($)	—	21,235,253	42,470,505	50,398,997
Redemptions (Shares)	—	2,036,891	4,073,782	4,834,285
Deferred underwriting commission(1)	805,000	805,000	805,000	805,000
Cash left in trust account post redemption minus deferred underwriting commission	84,135,910	62,900,657	41,665,405	33,736,913
Class A common stock post redemption	8,147,563	6,110,672	4,073,781	3,313,278
Trust Value Per Share	$10.33	$10.29	$10.23	$10.18

(1)
The deferred underwriting commission gives effect to the reduction of the deferred underwriting commission in connection with the business combination agreed to by one of the underwriters. In October 2022, one of the underwriters agreed to forfeit a portion of its deferred underwriting commission in connection with the consummation of the business combination, and in April 2023, such underwriter agreed to forfeit the remainder of its deferred underwriting commission.

The table below presents possible sources of dilution and the extent of such dilution that non-redeeming public stockholders could experience in connection with the Closing across a range of varying redemption scenarios. The maximum redemption scenario represents the maximum redemptions that may occur but which would still allow for the satisfaction of the Minimum Cash Condition. In an effort to illustrate the extent of such dilution, the table below assumes (i) the exercise of all 11,500,000 public warrants and 445,000 private warrants, (ii) issuance of 2,300,000 shares of common stock upon the automatic conversion of all 23,000,000 rights, (iii) the conversion of 5,111,111 founder shares into shares of Class A common stock on a one-for-one basis, (iv) the issuance of 27,500,000 shares of common stock to Alternus in the Equity

Exchange, (v) the full vesting of all 20,000,000 Earnout Shares, and (vi) the full vesting of all 2,555,556 founder shares that will become subject to vesting following the Closing. The table below does not assume (i) the issuance of any equity awards under the Incentive Plan or any issuance of shares pursuant to the working capital adjustment, (ii) shares issuable on exercise of warrants to purchase (a) 100,000 shares of Class A common stock at an exercise price of $11.50 per share and (b) 300,000 shares of Class A common stock at an exercise price of $0.01, the issuance of such warrants conditioned upon, and only issued upon, the close of the Business Combination, and (iii) with respect to convertible notes issued by Alternus to non-related-party investors having principal amounts of $922,000 (the “First Note”) and $1.1 million (€1 million) (the “Second Note”) and upon the exercise of the respective note holder’s option, beginning 90 days after the Closing, to convert the full principal balance of such note and any accrued but unpaid interest thereon, (a) the potential issuance of 1,320,000 shares pursuant to the First Note and (b) in the case of the Second Note, the potential issuance of a number of shares equal in market value, at the time of exercise, to the full principal balance of and any then-accrued but unpaid interest on the Second Note, as each of (ii) and (iii) are more fully described in the subsection entitled “Alternus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Financing Activities.”
	Assuming No Redemptions		Assuming 25% Redemptions		Assuming 50% Redemptions		Assuming Maximum Redemptions
	Shares	%	Shares	%	Shares	%	Shares	%
Public shares(1)	10,447,563	13.32%	8,410,672	11.01%	6,373,781	8.57%	5,613,278	7.63%
Shares issued to Alternus	27,500,000	35.05%	27,500,000	35.99%	27,500,000	36.97%	27,500,000	37.36%
Shares issued to Clean Earth’s initial stockholder(2)	6,001,111	7.65%	6,001,111	7.85%	6,001,111	8.07%	6,001,111	8.15%
Earnout shares	20,000,000	25.49%	20,000,000	26.17%	20,000,000	26.89%	20,000,000	27.17%
Founder shares that become subject to vesting on Closing	2,555,556	3.26%	2,555,556	3.34%	2,555,556	3.44%	2,555,556	3.47%
Shares underlying public warrants	11,500,000	14.66%	11,500,000	15.05%	11,500,000	15.46%	11,500,000	15.62%
Shares underlying private warrants	445,000	0.57%	445,000	0.58%	445,000	0.60%	445,000	0.60%
Fully diluted shares	78,449,230	100%	76,412,339	100%	74,375,448	100%	73,614,945	100%

(1)
Includes 2,300,000 shares issuable on automatic conversion of rights on Closing.

(2)
Includes 5,111,111 founder shares and 890,000 private shares underlying the private units.

The deferred underwriting commissions in connection with the IPO will be released to the underwriters only on completion of the business combination. The deferred underwriting commission is payable if a business combination is consummated without regard to the number of public shares redeemed by holders in connection with a business combination. The following table presents the deferred underwriting commission as a percentage of the cash left in the trust account following redemptions across a range of varying redemption scenarios. The maximum redemption scenario represents the maximum redemptions that may occur but which would still provide for the satisfaction of the Minimum Cash Condition.
	Assuming No Redemptions	Assuming 25% Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Deferred Underwriting Commission(1)	$805,000	$805,000	$805,000	$805,000
Deferred Underwriting Commission as a percentage of cash left in the trust account following redemptions and payment of deferred underwriting commission	1%	1%	2%	2%

(1)
The deferred underwriting commission gives effect to the reduction of the deferred underwriting commission in connection with the business combination agreed to by one of the underwriters. In October 2022, one of the underwriters agreed to forfeit a portion of its deferred underwriting commission in connection with the consummation of the business combination, and in April 2023, such underwriter agreed to forfeit the remainder of its deferred underwriting commission.

•
Our management and board of directors considered various factors in determining whether to approve the Business Combination Agreement and the business combination. For more information about our decision-making process, see the section entitled “The Business Combination Proposal — Clean Earth’s Board of Directors’ Reasons for the Approval of the Business Combination”.

•
Pursuant to the Current Charter, in connection with the business combination, holders of our public shares may elect to have their Class A common stock redeemed for cash at the applicable redemption price per share calculated in accordance with the Current Charter. As of June 30, 2023, this would have amounted to approximately $10.425 per share. If a holder exercises his, her, or its redemption rights, then the holder will exchange his, her, or its public shares for cash and will no longer own shares of the post-business combination company and will not participate in the future growth of the post-business combination company, if any. Such a holder will be entitled to receive cash for his, her, or its public shares only if he, she, or it properly demands redemption and delivers his, her, or its shares (either physically or electronically) to the Transfer Agent at least two business days prior to the scheduled vote at the special meeting. Please see the section entitled “Special Meeting of Clean Earth Stockholders — Redemption Rights.”

•
In addition to voting on the Business Combination Proposal, stockholders are being asked to vote on the following proposals at the special meeting:

(A)
Proposal No. 2 — The Charter Proposal:   A proposal to amend and restate the Current Charter;

(B)
Proposal No. 3 — The Advisory Governance Proposals:   Proposals to approve and adopt, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, which are being presented separately in accordance with the SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions;

1.
Proposal to authorize the issuance of 150,000,000 shares of common stock and 1,000,000 shares of preferred stock.

2.
Proposal to permit the authorized shares of any class to be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Company’s stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

3.
Proposal to elect not to be governed by Section 203 of the DGCL.

4.
Proposal to remove blank check provisions.

5.
Proposal to limit the liability of officers to the fullest extent permitted by law.

(C)
Proposal No. 4 — The Stock Issuance Proposal:   for purposes of complying with applicable listing rules of the Nasdaq, (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination, consisting of the issuance of shares of common stock to Alternus pursuant to the terms of the Business Combination Agreement, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, plus any additional shares of common stock or securities convertible into shares of common stock pursuant to arrangements that we may enter into prior to the Closing, and (y) the issuance of shares of common stock to Alternus in connection with the business combination, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, that would result in Alternus owning more than 20% of our outstanding common stock, or more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules;

(D)
Proposal No. 5 — The Incentive Plan Proposal:   A proposal to approve and adopt the Incentive Plan, a copy of which is attached to this proxy statement as Annex F;

(E)
Proposal No. 6 — The Director Election Proposal:   A proposal to elect seven directors to serve staggered terms on our board of directors until the 2024, 2025 and 2026 annual meeting of stockholders, respectively, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal; and

(F)
Proposal No. 7 — The Adjournment Proposal:   A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Condition Precedent Proposals or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived.

Please see sections entitled “The Business Combination Proposal,” “The Charter Proposal,” “The Advisory Governance Proposals,” “The Incentive Plan Proposal,” “The Director Election Proposal” and “The Adjournment Proposal.” Under the Business Combination Agreement, the Closing is conditioned upon the approval of the Condition Precedent Proposals and each of the Condition Precedent Proposals is cross-conditioned on the approval of each other and the Closing of the Business Combination Agreement. The Advisory Governance Proposals, the Incentive Plan Proposal, and the Adjournment Proposal are not conditioned upon the approval of any other proposal. If our stockholders do not approve each of the Condition Precedent Proposals, the business combination may not be consummated. By contrast, approval of each of the other proposals in this proxy statement (i.e., the Advisory Governance Proposals, the Incentive Plan Proposal, and the Adjournment Proposal) is not a condition to the consummation of the business combination.
•
Our board of directors has decided to increase the size of the board of directors from four to seven directors if the business combination is completed. For more information, please see the section entitled “Management of the Company following the Business Combination.”

•
Unless waived by the parties to the Business Combination Agreement, and subject to applicable law, the Closing is subject to a number of conditions set forth in the Business Combination Agreement including, among others, the receipt of certain stockholder approvals contemplated by this proxy statement. For more information about the closing conditions to the business combination, please see the section entitled “The Business Combination Proposal — The Business Combination Agreement — Conditions to the Completion of the Business Combination.”

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The Business Combination Agreement may be terminated at any time prior to the consummation of the business combination upon agreement of the parties thereto, or by the Company or Alternus in specified circumstances. For more information about the termination rights under the Business Combination Agreement, please see the section entitled “The Business Combination Proposal — Termination; Effectiveness.

•
The business combination involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”

•
When you consider the recommendation of our board of directors that you vote in favor of approval of the business combination, you should be aware that the initial stockholder and the Company’s directors and officers, have interests in the business combination that may be different from, or in addition to, the interests of the Company’s other stockholders and warrant holders. These interests include:

•
The Sponsor and our officers and directors will lose their entire investment in us if we do not complete a business combination within the completion window.

•
On August 17, 2021, the Sponsor paid $25,000 in consideration for 5,750,000 founder shares, or approximately $0.004 per share, to cover certain of our offering costs in connection with the IPO. On February 7, 2022, the Company effected a 1:1.33333339 stock split of its Class B common stock, resulting in our initial stockholder holding 7,666,667 founder shares. The 7,666,667 founder shares have an aggregate market value of approximately $81,113,337 based upon the closing per share price of $10.58 on Nasdaq on October 4, 2023.

•
On February 28, 2022, in connection with the closing of the IPO, the Sponsor purchased 890,000 private units from the Company at a price of $10.00 per private unit, for an aggregate purchase price of $8,900,000. Each private unit consists of one share of Class A common stock and one-half of one warrant. The 890,000 private units have an aggregate market value of approximately $9,434,000 based upon the closing per public share price of $10.58 and the public warrant price of $0.04 on Nasdaq on October 4, 2023.

•
On May 25, 2023, the Company held a special meeting of stockholders (the “May Special Meeting”) at which Clean Earth’s stockholders approved certain proposals giving the Company the right to extend the date by which it has to complete a business combination up to six times, from May 28, 2023 to November 28, 2023, composed of six one-month extensions (each an “Extension,” and the end date of each Extension, the “Extended Date”), provided that the Sponsor (or its affiliates or designees) agrees to deposit into the trust account on the then-applicable Extended Date, for each Extension, the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A common stock not redeemed in connection with the May Special Meeting (each an “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. As of the date of this proxy statement, in connection with the Company’s exercise of Extensions, the Sponsor has deposited into the trust account $780,000 in Extension Payments, in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a business combination, unless there are funds available outside the trust account to do so. In connection with the May Special Meeting, stockholders properly elected to redeem an aggregate of 14,852,437 shares of Class A common stock, and approximately $154,152,327 was withdrawn from the trust account to pay for such redemptions, leaving approximately $84,562,944 in the trust account following the May Special Meeting, exclusive of any Extension Payments. As a result of the redemptions, Clean Earth now has less liquidity and fewer round-lot holders of public shares, which may make it more difficult for the Company to meet all of the Nasdaq listing requirements. Since it is a condition to closing to receive the approval for listing by Nasdaq of the shares of the Combined Company to be issued in connection with the transactions contemplated by the Business Combination Agreement, the Company’s reduced public float may make it more difficult for Clean Earth to meet all of the Nasdaq listing requirements, and to consummate the Business Combination.

•
In the event that the Company does not complete a business combination within the completion window, the 7,666,667 founder shares and 890,000 private units, for which the Sponsor has invested a total of $8,925,000 and which have an approximate aggregate market value of $90,547,337 as of October 4, 2023, (a portion of which is allocable to each of our officers and directors who made capital contributions to the Sponsor), will expire worthless, the Company may be unable to pay up to $1,500,000 in working capital loans used expected to be repaid by the Company to the Sponsor and our officers and directors upon consummation of the business combination. After the business combination, assuming no redemptions, the Sponsor will beneficially own approximately 2,555,556 shares of common stock which will be unvested and that will become subject to vesting upon the occurrence of certain stock price milestones or upon the occurrence of certain events.

•
The initial stockholder and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the business combination. In addition, the initial stockholder and our officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company fails to complete a business combination within the completion window. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if we fail to complete our initial business combination within the completion window. Our initial stockholder and our officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.

•
The nominal purchase price paid by the Sponsor and our officers and directors for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the business combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of our common stock is substantially less than $10.00 per share. As a result, the Sponsor and our officers and directors are likely able to recoup their investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and our officers and directors may have an economic incentive that differs from that of our public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the trust account to the public stockholders, even if that business combination were with a riskier or less-established target business.
•
Following the consummation of the business combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy which is consistent with other comparable public companies.

•
Upon the Closing, Aaron T. Ratner, our chief executive officer, Nicholas Parker, Chairman of the board of directors and Candice Beaumont, a director, are expected to serve on the Company’s board of directors. As such, in the future they may receive any cash fees, stock options or stock awards that the Company and its board of directors determines to pay to its directors and/or officers.

•
In connection with the Business Combination Agreement, we entered into the Investor Rights Agreement, which will provide certain of the Company’s stockholders, including the Sponsor and holders of the founder shares, private shares, private warrants and shares of common stock issuable upon conversion of the founder shares and private warrants, with certain rights, including registration rights.

•
Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the Company’s officers and directors are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. As of October 5, 2023, the total aggregate amount of such out-of-pocket expenses expected to be repaid by the Company upon consummation of the business combination is approximately $1,500,000 in total allowed working capital loans.

•
In connection with the Closing, the Sponsor and our officers and directors would be entitled to the repayment of any working capital loans and advances that have been made to the Company and remain outstanding. If we do not complete an initial business combination within the completion window, we may use a portion of our working capital held outside the trust account to repay the working capital loans, but no proceeds held in the trust account would be used to repay any working capital loans.

•
In order to protect the amounts held in the trust account, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination Agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•
Alternus will be the controlling shareholder of the Company post-Closing. Alternus will own, assuming no redemptions by Clean Earth’s stockholders, approximately 62% of Clean Earth at closing. As a result, Clean Earth will be a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including:

(i)
the requirement that a majority of our board of directors consist of “independent directors” as defined under the rules of Nasdaq;

(ii)
the requirement that we have a compensation committee that is composed entirely of directors who meet the Nasdaq independence standards for compensation committee members; and

(iii)
the requirement that our director nominations be made, or recommended to our full board of directors, by our independent directors or by a nominations committee that consists entirely of independent directors

Following the Closing, we are permitted to utilize these exemptions. If we utilize such exemptions available to controlled companies, we may not have a majority of independent directors, our nominations committee and compensation committee may not consist entirely of independent directors and such committees may not be subject to annual performance evaluations. Accordingly, under these circumstances, you will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

QUESTIONS AND ANSWERS FOR STOCKHOLDERS OF CLEAN EARTH
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the special meeting and the proposals to be presented at the special meeting, including with respect to the business combination. The following questions and answers do not include all the information that is important to our stockholders. Stockholders are urged to read carefully this entire proxy statement, including the Annexes and the other documents referred to herein, to fully understand the business combination and voting procedures for the special meeting.
Q:
Why am I receiving this proxy statement?

A:
Our stockholders are being asked to consider and vote upon a proposal to adopt the Business Combination Agreement and approve the Transactions contemplated thereby, including the business combination, among other proposals. As contemplated by the terms of the Business Combination Agreement, Alternus will effect a series of Transactions that will result at the Closing in (i) Alternus transferring to Clean Earth all of the Alternus’ interests held by it in the Acquired Subsidiaries in exchange for the issuance and transfer by Clean Earth to Alternus of 27,500,000 shares of common stock of Clean Earth (which was determined based on an equity valuation of $275 million at $10 per share), subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares, (ii) the Acquired Subsidiaries becoming direct or indirect wholly owned subsidiaries of Clean Earth (except for one of the Acquired Subsidiaries which is currently only 60% owned by Alternus) and (iii) Clean Earth changing its name to “Alternus Clean Energy, Inc.” A copy of the Business Combination Agreement is attached to this proxy statement as Annex A.

This proxy statement and its Annexes contain important information about the proposed business combination and the other matters to be acted upon at the special meeting. You should read this proxy statement and its Annexes carefully and in their entirety.
Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its Annexes.
Q:
When and where is the special meeting?

A:
The special meeting will be held on [•], 2023, at [•] a.m., Central Time at [•].

In light of ongoing developments related to COVID-19, and the related protocols that governments have implemented, the board of directors determined that the special meeting will be a virtual meeting conducted exclusively via live webcast. The board of directors believes that this is the right choice for the Company and its stockholders at this time, as it permits stockholders to attend and participate in the special meeting while safeguarding the health and safety of the Company’s stockholders, directors and management team. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting [•]. To participate in the virtual meeting, you will need a 12-digit control number assigned by American Stock Transfer & Trust Company. The meeting webcast will begin promptly at [•] a.m., Central Time. We encourage you to access the meeting prior to the start time and you should allow ample time for the check-in procedures. Because the special meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.
Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual special meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to [•]. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. After contacting American Stock Transfer & Trust Company, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual special meeting. Beneficial stockholders should contact American Stock Transfer & Trust Company at least five business days prior to the meeting date in order to ensure access.

Q:
What are the specific proposals on which I am being asked to vote at the special meeting?

A:
At the special meeting, you will be asked to consider and vote upon the following proposals:

(1)
Proposal No. 1 — The Business Combination Proposal:   A proposal to approve and adopt the Business Combination Agreement, a copy of which is attached to the accompanying proxy statement as Annex A, and to approve the business combination, which provides that, among other things, Alternus, as the sole beneficial and record holder of all of the issued and outstanding equity interests in the Acquired Subsidiaries as of immediately prior to the Closing, will transfer to Clean Earth, and Clean Earth will receive from Alternus, all of the issued and outstanding equity interests in the Acquired Subsidiaries, as consideration and in exchange for the issuance and transfer by Clean Earth to Alternus at the Closing of shares of common stock of Clean Earth at the Closing of 27,500,000 shares of common stock of Clean Earth, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares. The number of shares of common stock was determined based on an equity valuation of $275 million at $10 per share;

(2)
Proposal No. 2 — The Charter Proposal:   A proposal to amend and restate the Current Charter;

(3)
Proposal No. 3 — The Advisory Governance Proposals:   Proposals to approve and adopt, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, which are being presented separately in accordance with the SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions:

a.
Proposal to authorize the issuance of 150,000,000 shares of common stock and 1,000,000 shares of preferred stock.

b.
Proposal to permit the authorized shares of any class to be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Company’s stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

c.
Proposal to elect not to be governed by Section 203 of the DGCL.

d.
Proposal to remove blank check provisions.

e.
Proposal to limit the liability of officers to the fullest extent permitted by law.

(4)
Proposal No. 4 — The Stock Issuance Proposal:   A proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq, (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination, consisting of the issuance of shares of common stock to Alternus pursuant to the terms of the Business Combination Agreement , including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, that would result in Alternus owning more than 20% of our outstanding common stock, or more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules;

(5)
Proposal No. 5 — The Incentive Plan Proposal:   A proposal to approve and adopt the Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex F;

(6)
Proposal No. 6 — The Director Election Proposal:   A proposal to elect seven directors to serve staggered terms on our board of directors until the 2024, 2025 and 2026 annual meetings of stockholders, respectively, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal; and

(7)
Proposal No. 7 — The Adjournment Proposal:   A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Condition Precedent Proposals or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived.

Q:
Are the proposals conditioned on one another?

A:
Yes. Under the Business Combination Agreement, the Closing is conditioned upon the approval of the Condition Precedent Proposals and each of the Condition Precedent Proposals is cross-conditioned on the approval of each other and the Closing of the Business Combination Agreement. The Advisory Governance Proposals, the Incentive Plan Proposal, and the Adjournment Proposal are not conditioned upon the approval of any other proposal. If our stockholders do not approve each of the Condition Precedent Proposals, the business combination may not be consummated. By contrast, approval of each of the other proposals in this proxy statement (i.e., the Advisory Governance Proposals, the Incentive Plan Proposal, and the Adjournment Proposal) is not a condition to the consummation of the business combination.

Q:
Why is the Company providing stockholders with the opportunity to vote on the business combination?

A:
Under the Current Charter, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote, rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Business Combination Proposal in order to allow our public stockholders to effectuate redemptions of their public shares in connection with the Closing. The adoption of the Business Combination Agreement is required under Delaware law and the approval of the business combination is required under the Current Charter. In addition, such approval is also a condition to the Closing under the Business Combination Agreement.

Q:
What will happen in the business combination?

A:
Under the terms of the Business Combination Agreement, at the Closing,(i) Alternus will transfer to Clean Earth all of the Alternus’ interests held by it in the Acquired Subsidiaries in exchange for the issuance and transfer by Clean Earth to Alternus at the Closing of 27,500,000 shares of common stock of Clean Earth, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares, (ii) the Acquired Subsidiaries will become direct or indirect wholly owned subsidiaries of Clean Earth (except for one of the Acquired Subsidiaries which is currently only 60% owned by Alternus) and (ii) Clean Earth will change its name to “Alternus Clean Energy, Inc.”

Q:
Following the business combination, will the Company’s securities continue to trade on a stock exchange?

A:
Yes. We intend to apply to obtain listing of the post-business combination company’s common stock and warrants on the Nasdaq under the symbols “ALCE” and “ALCEW,” respectively, upon the Closing.

Q:
How has the announcement of the business combination affected the trading price of the Company’s common stock?

A:
On October 11, 2022, the trading date before the public announcement of the business combination, the Company’s public units, Class A common stock, rights and warrants closed at $9.99, $9.88, $0.16 and $0.17, respectively. On October 4, 2023, the trading date immediately prior to the date of this proxy statement, the Company’s public units, Class A common stock, rights and warrants closed at $10.66, $10.58, $0.13 and $0.04, respectively.

Q:
How will the business combination impact the shares of the Company outstanding after the business combination?

A:
Immediately after the business combination and the consummation of the Transactions contemplated thereby, including the shares of common stock issuable on automatic conversion of the rights, the amount of common stock issued and outstanding will increase to 43,948,674 shares of common stock (excluding 2,555,556 founder shares that will become subject to vesting following the closing of the business combination upon the occurrence of certain stock price milestones or upon the occurrence of certain events, and excludes any shares of common stock issuable upon the exercise of any warrants which may be exercisable following the Closing and assuming that no shares of common stock are redeemed). Additional shares of common stock may be issuable in the future as a result of the issuance of additional shares that are not currently outstanding. The issuance and sale of these shares in the public market could adversely impact the market price of our common stock, even if our business is doing well.
Q:
Is the business combination the first step in a “going private” transaction?

A:
No. The Company does not intend for the business combination to be the first step in a “going private” transaction. One of the primary purposes of the business combination is to provide a platform for Alternus to access the U.S. public markets.

Q:
Will the management of the Acquired Subsidiaries change in the business combination?

A:
We anticipate that all of the executive officers of Alternus will become executive officers of the Company and continue to be management of the Acquired Subsidiaries. Four of the director nominees will be designated by Alternus and three of the director nominees will be designated by Clean Earth in accordance with the terms of the Investor Rights Agreement. Please see the sections entitled “Management of the Company Following the Business Combination” and “The Director Election Proposal” for additional information.

Q:
Who will be controlling shareholder of the Company post-Closing?

A:
Alternus will be the controlling shareholder of the Company post-Closing. Alternus will own approximately 62% of Clean Earth at closing, assuming no redemptions by Clean Earth shareholders, in which case the Combined Company will have approximately $78.0 million of cash available at closing. Having an authorized share capital of €1,000,000 ($1,136,000), divided into one hundred million shares, each with a par value of €0.01 ($0.012), and the issued and outstanding share capital of €261,822 ($314,187), divided into 26,365,738 shares, each with a par value of €0.01 ($0.012), Alternus is currently listed on the Euronext Growth Market Oslo Børs, or OSE, under the symbol “ALT.” Alternus has one class of shares and is not currently and will not at closing, be majority controlled by any single shareholder.

Q:
What happens if the business combination is approved, and a substantial number of the Clean Earth public stockholders exercise their redemption rights?

A:
Clean Earth stockholders who vote in favor of the business combination may also nevertheless exercise their redemption rights. Accordingly, the business combination may be consummated even though the funds available from the trust account and the number of public stockholders are reduced as a result of redemptions by public stockholders. The consummation of the business combination is conditioned upon, among other things, on, among other things, on the “Available Cash” (which is defined to include the amount released from the Company’s trust account, after giving effect to redemptions, payment of Alternus’ and the Company’s transaction expenses and repayment of the Company’s working capital loans, plus any amounts raised by the Company between execution of the Business Combination Agreement and Closing, plus certain amounts raised by Alternus (or its subsidiaries) between execution of the Business Combination Agreement and Closing to the extent such funds are convertible into or payable in equity of the Company or were facilitated by certain specified parties), being at least $25,000,000, although this conditioned may be waived by Alternus. In addition, with fewer public shares and public stockholders, the trading market for Class B common stock may be less liquid than the market for Class A common stock was prior to consummation of the business combination.

For more information, please see the sections entitled “Summary of the Proxy Statement — Ownership of the Company following the Business Combination and “Unaudited Pro Forma Condensed Combined Financial Information” for further information.
The table below presents the trust value per share to a public stockholder that elects not to redeem across a range of varying redemption scenarios. The maximum redemption scenario represents the maximum redemptions that may occur, but which would still allow for the satisfaction of the Minimum Cash Condition. This trust value per share includes the per share cost of the deferred underwriting commission.

As of June 30, 2023
Trust Value	$84,940,910
Total shares of Class A common stock post Special Meeting Redemptions	8,147,563
Trust Value per share of Class A common stock	$10.425
	Assuming no Redemptions	Assuming 25% Redemptions	Assuming 50% Redemptions	Assuming Max Redemptions
Redemptions ($)	—	21,235,253	42,470,505	50,398,997
Redemptions (Shares)	—	2,036,891	4,073,782	4,834,285
Deferred underwriting commission(1)	805,000	805,000	805,000	805,000
Cash left in trust account post redemption minus deferred underwriting commission	84,135,910	62,900,657	41,665,405	33,736,913
Class A common stock post redemption	8,147,563	6,110,672	4,073,781	3,313,278
Trust Value Per Share	$10.33	$10.29	$10.23	$10.18

(1)
The deferred underwriting commission gives effect to the reduction of the deferred underwriting commission in connection with the business combination agreed to by one of the underwriters. In October 2022, one of the underwriters agreed to forfeit a portion of its deferred underwriting commission in connection with the consummation of the business combination, and in April 2023, such underwriter agreed to forfeit the remainder of its deferred underwriting commission.

The table below presents possible sources of dilution and the extent of such dilution that non-redeeming public stockholders could experience in connection with the Closing across a range of varying redemption scenarios. The maximum redemption scenario represents the maximum redemptions that may occur but which would still allow for the satisfaction of the Minimum Cash Condition. In an effort to illustrate the extent of such dilution, the table below assumes (i) the exercise of all 11,500,000 public warrants and 445,000 private warrants, (ii) issuance of 2,300,000 shares of common stock upon the automatic conversion of all 23,000,000 rights, (iii) the conversion of 5,111,111 founder shares into shares of Class A common stock on a one-for-one basis, (iv) the issuance of 27,500,000 shares of common stock to Alternus in the Equity Exchange (v) the full vesting of all 20,000,000 Earnout Shares, and (vi) the full vesting of all 2,555,556 founder shares that will become subject to vesting following the Closing. The table below does not assume (i) the issuance of any equity awards under the Incentive Plan or any issuance of shares pursuant to the working capital adjustment, (ii) shares issuable on exercise of warrants to purchase (a) 100,000 shares of Class A common stock at an exercise price of $11.50 per share and (b) 300,000 shares of Class A common stock at an exercise price of $0.01, the issuance of such warrants conditioned upon, and only issued upon, the close of the Business Combination, and (iii) upon the exercise of the respective holder’s option, beginning 90 days after the Closing, to convert the full principal balance of such note and any accrued but unpaid interest thereon, (a) the potential issuance of 1,320,000 shares pursuant to the First Note and (b) in the case of the Second Note, the potential issuance of a number of shares equal in market value, at the time of exercise, to the full principal balance of and any then-accrued but unpaid interest on the Second Note, as each of (ii) and (iii) are more fully described in the subsection entitled “Alternus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Financing Activities.”
	Assuming No Redemptions		Assuming 25% Redemptions		Assuming 50% Redemptions		Assuming Maximum Redemptions
	Shares	%	Shares	%	Shares	%	Shares	%
Public shares(1)	10,447,563	13.32%	8,410,672	11.01%	6,373,781	8.57%	5,613,278	7.63%
Shares issued to Alternus	27,500,000	35.05%	27,500,000	35.99%	27,500,000	36.97%	27,500,000	37.36%
Shares issued to Clean Earth’s initial stockholder(2)	6,001,111	7.65%	6,001,111	7.85%	6,001,111	8.07%	6,001,111	8.15%
Earnout shares	20,000,000	25.49%	20,000,000	26.17%	20,000,000	26.89%	20,000,000	27.17%

	Assuming No Redemptions		Assuming 25% Redemptions		Assuming 50% Redemptions		Assuming Maximum Redemptions
	Shares	%	Shares	%	Shares	%	Shares	%
Founder shares that become subject to vesting on Closing	2,555,556	3.26%	2,555,556	3.34%	2,555,556	3.44%	2,555,556	3.47%
Shares underlying public warrants	11,500,000	14.66%	11,500,000	15.05%	11,500,000	15.46%	11,500,000	15.62%
Shares underlying private warrants	445,000	0.57%	445,000	0.58%	445,000	0.60%	445,000	0.60%
Fully diluted shares	78,449,230	100%	76,412,339	100%	74,375,448	100%	73,614,945	100%

(1)
Includes 2,300,000 shares issuable on automatic conversion of rights on Closing.

(2)
Includes 5,111,111 founder shares and 890,000 private shares underlying the private units.

The deferred underwriting commissions in connection with the IPO will be released to the underwriters only on completion of the business combination. The deferred underwriting commission is payable if a business combination is consummated without regard to the number of public shares redeemed by holders in connection with a business combination. The following table presents the deferred underwriting commission as a percentage of the cash left in the trust account following redemptions across a range of varying redemption scenarios. The maximum redemption scenario represents the maximum redemptions that may occur but which would still provide for the satisfaction of the Minimum Cash Condition.
	Assuming No Redemptions	Assuming 25% Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Deferred Underwriting Commission(1)	$805,000	$805,000	$805,000	$805,000
Deferred Underwriting Commission as a percentage of cash left in the trust account following redemptions and payment of deferred underwriting commission	1%	1%	2%	2%

(1)
The deferred underwriting commission gives effect to the reduction of the deferred underwriting commission in connection with the business combination agreed to by one of the underwriters. In October 2022, one of the underwriters agreed to forfeit a portion of its deferred underwriting commission in connection with the consummation of the business combination, and in April 2023, such underwriter agreed to forfeit the remainder of its deferred underwriting commission.

Q:
What conditions must be satisfied to complete the business combination?

A:
There are a number of closing conditions that must be satisfied or waived in the Business Combination Agreement, including, among others, the approval of the Condition Precedent Proposals by the stockholders of the Company and the satisfaction of the Minimum Cash Condition. For a summary of the conditions that must be satisfied or waived prior to completion of the business combination, please see the section entitled “The Business Combination Proposal — The Business Combination Agreement.”

Q:
Why is the Company proposing the Charter Proposal?

A:
We are proposing the Charter Proposal in order to approve the Proposed Charter, substantially in the form attached to this proxy statement as Annex C. In the judgment of the board of directors, the Proposed Charter is necessary to address the needs of the post-business combination Company.

Pursuant to Delaware law and the Business Combination Agreement, we are required to submit the Charter Proposal to the Company’s stockholders for approval. Please see the section entitled “The Charter Proposal” for more information.
Q:
Why is the Company proposing the Advisory Governance Proposals?

A:
We are requesting that our stockholders vote upon, on a non-binding advisory basis, a series of proposals to approve certain amendments contained in the Proposed Charter that materially affect stockholder rights, which are those amendments that will be made to the Current Charter as reflected in the Proposed Charter if the Charter Proposal is approved.
This separate vote is not otherwise required by Delaware law separate and apart from the Charter Proposal, but pursuant to SEC guidance, the Company is required to submit these provisions to our stockholders separately for approval. Please see the section entitled “The Advisory Governance Proposals” for additional information.
Q:
Why is the Company proposing the Stock Issuance Proposal?

A:
We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d), which require stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of common stock outstanding before the issuance of stock or securities. Assuming no redemptions, 27,500,000 shares of common stock will be issued to Alternus in connection with the business combination, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares (and, plus any additional shares of common stock or securities convertible into shares of common stock we may issue pursuant to arrangements that we may enter into prior to the Closing). Because we may issue 20% or more of our outstanding common stock as consideration in the business combination, which would constitute 20% or more of the voting power, and therefore a “change of control” under Nasdaq Listing Rules 5635(a), (b) and (d), we are required to obtain stockholder approval of such issuance. For more information, please see the section entitled “The Stock Issuance Proposal.”

Q:
Why is the Company proposing the Incentive Plan Proposal?

A:
The purpose of the Incentive Plan is to further align the interests of the eligible participants with those of stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company. Please see the section entitled “The Incentive Plan Proposal” for additional information.

Q:
Why is the Company proposing the Director Election Proposal?

A:
Upon the Closing, our stockholders are being asked to consider and vote upon a proposal to elect seven directors to our board of directors, effective immediately upon the Closing of the business combination, with each Class I director having a term that expires at our annual meeting of stockholders in 2024, each Class II director having a term that expires at our annual meeting of stockholders in 2025 and each Class III director having a term that expires at our annual meeting of stockholders in 2026, or, in each case, when his or her respective successor is duly elected and qualified, or upon his or her earlier death, resignation, retirement or removal. Four of the directors were nominated by Alternus and three of the directors were nominated by Clean Earth.

The Company believes it is in the best interests of stockholders to allow stockholders to vote upon the election of newly appointed directors. Please see the section entitled “The Director Election Proposal” for additional information.
Q:
Why is the Company proposing the Adjournment Proposal?

A:
We are proposing the Adjournment Proposal to allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Condition Precedent Proposals or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived. Please see the section entitled “The Adjournment Proposal” for additional information.

Q:
What happens if I sell my shares of Class A common stock before the special meeting?

A:
The record date for the special meeting is earlier than the date that the business combination is expected to be completed. If you transfer your shares of Class A common stock after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. However, you will not be able to seek redemption of your shares of Class A common stock because you will no longer be able to deliver them for cancellation upon consummation of the business combination. If you transfer your shares of Class A common stock prior to the record date, you will have no right to vote those shares at the special meeting or redeem those shares for a pro rata portion of the proceeds held in our trust account.
Q:
What constitutes a quorum at the special meeting?

A:
A majority of the issued and outstanding shares of common stock entitled to vote as of the record date at the special meeting must be present, in person (which would include presence at the virtual special meeting) or represented by proxy, at the special meeting to constitute a quorum and in order to conduct business at the special meeting. For the Charter Proposal, a quorum will be present at the special meeting if the holders of a majority of the Class A common stock and a majority of the Class B common stock outstanding and entitled to vote at the special meeting is represented in person (which would include presence at a virtual meeting) or by proxy at the special meeting. Abstentions will be counted as present for the purpose of determining a quorum. Shares held by the Sponsor, who currently beneficially owns approximately 51% of our issued and outstanding shares of common stock, will count towards this quorum. In the absence of a quorum, the chairman of the special meeting has the power to adjourn the special meeting. As of the record date for the special meeting, [•] shares of our common stock would be required to achieve a quorum.

Q:
What vote is required to approve the proposals presented at the special meeting?

A:
Approval of the Business Combination Proposal, the Advisory Governance Proposals (each of which is a non-binding vote), the Stock Issuance Proposal, the Incentive Plan Proposal, and the Adjournment Proposal each requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Approval of the Charter Proposal requires the affirmative vote of (i) the holders of a majority of the shares of Class A common stock then outstanding, voting separately as a single class, (ii) the holders of a majority of the shares of Class B common stock then outstanding, voting separately as a single class and (iii) the holders of a majority of the then outstanding shares of common stock, voting together as a single class.

The election of directors is decided by a plurality of the votes cast by the stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote on the election of directors. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors.
A stockholder’s failure to vote by proxy or to vote in person at the special meeting (which would include voting at the virtual special meeting) will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Each of the failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting) and an abstention from voting on any of the Business Combination Proposal, the Advisory Governance Proposals, the Stock Issuance Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Adjournment Proposal will have no effect on the outcome of any such proposal, but will have the same effect as a vote “AGAINST” the Charter Proposal.
Q:
What happens if the Business Combination Proposal is not approved or it otherwise not consummated?

A:
If the Business Combination Proposal is not approved or is otherwise not consummated, we will continue our operations and continue to seek a business combination. If the Business Combination Proposal is not approved and we do not consummate a business combination by the Termination Date, we will be required to dissolve and liquidate its trust account.

Q:
May the Sponsor, the initial stockholder or the Company’s directors or officers or their affiliates purchase shares or public warrants in connection with the business combination?

A:
Our initial stockholder and our directors, officers, advisors and their affiliates will not purchase shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of the business combination and have not formulated any terms or conditions for any such transactions.

Q:
How many votes do I have at the special meeting?

A:
Our stockholders are entitled to one vote on each proposal presented at the special meeting for each share of common stock held of record as of [•], 2023, the record date for the special meeting. As of the close of business on the record date, there were [•] outstanding shares of our common stock.

Q:
What interests do the Sponsor and the Company’s officers and directors have in the business combination?

A:
When you consider the recommendation of our board of directors that you vote in favor of approval of the business combination, you should be aware that the initial stockholder and the Company’s directors and officers, have interests in the business combination that may be different from, or in addition to, the interests of the Company’s other stockholders and warrant holders. Our board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the business combination, and in recommending to our stockholders that they vote in favor of the proposals presented at the special meeting, including the Business Combination Proposal. Please see the section entitled “ Information About Clean Earth — Conflicts of Interest” for additional information.

Q:
Did the board of directors obtain a third-party fairness opinion in determining whether or not to proceed with the business combination?

A:
Yes. Clean Earth retained Cabrillo Advisors, Inc., which we refer to as Cabrillo Advisors, to evaluate the fairness of the potential business combination of Clean Earth and Alternus. On October 9, 2022, Cabrillo Advisors rendered its opinion to the Clean Earth board of directors as to the fairness, from a financial point of view, to Clean Earth’s stockholders of the acquisition of the Acquired Subsidiaries by means of a share acquisition pursuant to the Business Combination Agreement. Prior to the Business Combination, Cabrillo Advisors did not perform any work for Clean Earth, Alternus or any of their affiliates. The fairness opinion rendered by Cabrillo Advisors was given as of the date of such opinion and does not take into account subsequent developments, including the updates to Alternus’ financial projections delivered to Clean Earth in May 2023 or the amended terms contained in the First Amendment to the Business Combination Agreement.

Q:
What happens if I vote against the Business Combination Proposal?

A:
If you vote against the Business Combination Proposal but the Business Combination Proposal still obtains the requisite vote at the special meeting, then the Business Combination Proposal will be approved and, assuming the approval of the other Condition Precedent Proposals and the satisfaction or waiver of the other conditions to closing, the business combination will be consummated in accordance with the terms of the Business Combination Agreement.

If you vote against the Business Combination Proposal and the Business Combination Proposal does not obtain the affirmative vote of a majority of the votes cast by our stockholders at the special meeting, then the Business Combination Proposal will fail and we will not consummate the business combination.
Q:
Do I have redemption rights?

A:
Under the Current Charter, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote rather than a tender offer. If you are a holder of public shares, you may redeem your public shares for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the trust account as of two business days prior to the consummation of the business combination, including interest not previously released to us to pay our taxes, by (ii) the total number of then-outstanding public shares; provided, that, the Company will not redeem any shares of Class A common stock issued in the IPO to the extent that the redemption would result in the Company having net tangible assets of less than $5,000,001, in which case the business combination would not be consummated. A public stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of our Class A common stock included in the public units sold in our IPO without the prior consent of the Company. Holders of our outstanding public warrants do not have redemption rights in connection with the business combination. The Sponsor and our directors and officers have agreed to waive their redemption rights with respect to any public shares they may hold in connection with the consummation of the business combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. For illustrative purposes, the fair value of the assets held in the trust account as of June 30, 2023 was approximately $84,940,910, which equates to a per share redemption price of approximately $10.425 per share.
You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through public units and you elect to separate your public units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(b) prior to 5:00 PM, New York City time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent that the Company redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through DTC.
Holders of public units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing.
Additionally, shares properly tendered for redemption will only be redeemed if the business combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the trust account, including interest not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses) in connection with the liquidation of the trust account, unless we complete an alternative business combination within the completion window.
Q:
Can the initial stockholder and our officers and directors redeem their founder shares or private shares in connection with consummation of the business combination?

A:
No. The initial stockholder and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they may hold in connection with the consummation of our business combination.

Q:
Is there a limit on the number of shares I may redeem?

A:
Yes. A public stockholder, together with any affiliate of the stockholder or any other person with whom the stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), is restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in our IPO without the prior consent of the Company. Accordingly, all shares in excess of 15% owned by a holder will not be redeemed for cash without the prior consent of the Company. On the other hand, a public stockholder who holds less than 15% of the public shares of Class A common stock may redeem all of the public shares held by the stockholder for cash.

Q:
Is there a limit on the total number of shares that may be redeemed?

A:
Yes. The Current Charter provides that we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, in which case the business combination would not be consummated. Other than this limitation, the Current Charter does not provide a specified maximum redemption threshold.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your shares of common stock for or against, or whether you abstain from voting on the Business Combination Proposal or any other proposal described by this proxy statement.

Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must: (i) (a) hold public shares or (b) hold public shares through public units and you elect to separate your public units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and (ii) prior to 5:00 PM, New York City time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent that the Company redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through DTC. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing.

The Transfer Agent’s address is as follows:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219
Please check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of common stock. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his, her, or its or any other person with whom he, she, or it is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 15% of the shares of Class A common stock included in the public units sold in our IPO without the prior consent of the Company, which we refer to as the “15% threshold.” Accordingly, all public shares in excess of the 15% threshold beneficially owned by a public stockholder or group will not be redeemed for cash without the prior consent of the Company.
Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their shares to our Transfer Agent prior to the date set forth in these proxy materials, or up to two business days prior to the scheduled vote on the proposal to approve the business combination at the special meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s Deposit/Withdrawal At Custodian (DWAC) system, at the stockholder’s option. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the business combination is approved.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not we require stockholders seeking to exercise redemption rights to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when delivery must be effectuated.
Q:
What are the material U.S. federal income tax consequences of exercising my redemption rights?

A:
The U.S. material federal income tax consequences of exercising your redemption rights depends on the particular facts and circumstances. Please see the section entitled “Material U.S. Federal Income Tax Considerations.” The discussion of the U.S. federal income tax consequences contained in this proxy statement is intended to provide only a general discussion and is not a complete analysis or description of all of the U.S. federal income tax considerations that are applicable to you in respect of exercising the redemption rights, nor does it address any tax considerations arising under U.S. state or local or non-U.S. tax laws. We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights.

Q:
Do I have appraisal rights if I object to the business combination?

A:
No. Appraisal rights are not available to holders of our common stock in connection with the business combination.

Q:
What happens to the funds held in the trust account upon consummation of the business combination?

A:
If the business combination is consummated, the funds held in the trust account will be used to: (i) pay our stockholders who properly exercise their redemption rights and (ii) pay certain other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by the Company and other parties to the Business Combination Agreement in connection with the business combination. Taxes will also be paid out of interest income earned on the trust account.

Q:
When is the business combination expected to be completed?

A:
The Closing is expected to take place in the third quarter of 2023, subject to the satisfaction or waiver of the conditions described in the section entitled “The Business Combination Proposal — The Business Combination Agreement — Conditions to the Completion of the Business Combination.” The Business Combination Agreement may be terminated by the parties thereto if the Closing has not occurred by November 28, 2023. For a description of the conditions to the completion of the business combination, see the section entitled “The Business Combination Proposal — The Business Combination Agreement —  Conditions to the Completion of the Business Combination.”

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the business combination will affect you as a stockholder.

You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.
Q:
How do I vote?

A:
If you were the record holder of shares of our common stock as of the record date, you may submit your proxy to vote such shares by mail or at the special meeting.

To submit your proxy by mail, simply mark your proxy card, date and sign it and return it in the postage-paid envelope. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.
If you vote by mail, your proxy card must be received no later than [•], 2023
Please carefully consider the information contained in this proxy statement and, whether or not you plan to virtually attend the special meeting, please vote by mail so that your shares will be voted in accordance with your wishes even if you later decide not to virtually attend the special meeting.
We encourage you to vote by mail. If you virtually attend the special meeting, you may also submit your vote at the special meeting via the special meeting website at [•] in which case any votes that you previously submitted by mail will be superseded by the vote that you cast at the special meeting. If your proxy is properly completed and submitted, and if you do not revoke it prior to or at the special meeting, your shares will be voted at the special meeting in the manner set forth in proxy statement or as otherwise specified by you. Again, your paper proxy card must be received by mail no later than 11:59 p.m., New York City time, on [•], 2023.
If your shares are held in an account at a broker, bank, or nominee (i.e., in “street name”), you must provide the record holder of your shares with instructions on how to vote the shares. Please follow the voting instructions provided by the broker, bank, or nominee. See the section entitled “Special Meeting of Clean Earth Stockholders — Voting Shares Held in Street Name” for more information.
Q:
What is the difference between a stockholder of record and a “street name” holder?

A:
If your shares are registered directly in your name with the Transfer Agent, you are considered the stockholder of record with respect to those shares, and the proxy materials are being provided directly to you. If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of those shares, which are considered to be held in “street name.” The proxy materials are being provided to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all of the proposals presented to the stockholders at this special meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the special meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:
What will happen if I abstain from voting or fail to vote at the special meeting?

A:
At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, a failure to vote or an abstention to vote at the special meeting will have no effect on any of the Business Combination Proposal, the Advisory Governance Proposals, the Stock Issuance Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Adjournment Proposal, and will have the same effect as a vote “AGAINST” the Charter Proposal.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders and “FOR” each of the director nominees. The proxyholders may use their discretion to vote on any other matters which properly come before the special meeting.

Q:
How can I vote my shares without attending the special meeting?

A:
If you are a stockholder of record of our common stock as of the close of business on the record date, you can vote by proxy by mail by following the instructions provided in the enclosed proxy card or at the special meeting. Please note that if you are a beneficial owner of our common stock, you may vote by submitting voting instructions to your broker, bank or nominee, or otherwise by following instructions provided by your broker, bank or nominee. Telephone and internet voting may be available to beneficial owners. Please refer to the vote instruction form provided by your broker, bank or nominee.

Q:
May I change my vote after I have returned my proxy card or voting instruction form?

A:
Yes. If you are a holder of record of our common stock as of the close of business on the record date, you can change or revoke your proxy before it is voted at the special meeting by:

•
delivering a signed written notice of revocation to our Secretary at Clean Earth Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•
signing and delivering a new proxy, relating to the same shares and bearing a later date; or

•
virtually attending and voting at the special meeting and voting, although attendance at the special meeting will not, by itself, revoke a proxy.

If you are a beneficial owner of our common stock as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Q:
Who will solicit and pay the cost of soliciting proxies for the special meeting?

A:
The Company will pay the cost of soliciting proxies for the special meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $[•], plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of common stock for their expenses in forwarding soliciting materials to beneficial owners of common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the business combination or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Clean Earth Acquisitions Corp.
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
Attn: Aaron T. Ratner
Tel: (212) 739-7860
You may also contact our proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: CLIN.info@investor.morrowsodali.com
To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.
You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our Transfer Agent prior to the special meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your stock, please contact our Transfer Agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
Attention: Proxy Dept
Email: Proxy@astfinancial.com

SUMMARY OF THE PROXY STATEMENT
This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. You should read this entire document and its annexes and the other documents to which we refer before you decide how to vote with respect to the proposals to be considered and voted on at the special meeting.
Information about the Parties to the Business Combination
Clean Earth Acquisitions Corp.
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
(800) 508-1531
Clean Earth Acquisitions Corp. is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
Alternus Energy Group Plc
Suite 9-10 Plaza 212
Blanchardstown Corporate Park 2
Dublin 15, D15 PK64, Ireland
(+353) 190 73445
Headquartered in Ireland, Alternus Energy Group Plc is an international independent clean energy producer, listed on the Oslo Bors (“OSE”). Alternus develops, installs, owns and operates a diverse portfolio of utility scale solar photovoltaic power stations (“PV parks”) in Europe and in the USA as a long-term owner. The solar parks benefit from long-term government offtake contracts and/or Power Purchase Agreements (“PPAs”) with investment grade off-takers, plus energy sales to local power grids.
Having started in early 2017 with two parks and a 6 megawatts peak (MWp) capacity and approximately $1 million a year in revenues, Alternus’ current operational portfolio now consists of over 47 individual operating solar parks across Poland, Romania, Italy, Netherlands, and Germany, totaling 168MWp in operation, and $30 million of estimated recurring annual revenues. Alternus works closely with local and international high-quality development partners that help to provide a consistent pipeline of new projects for acquisition and construction. Alternus’ goal is to own and operate over 3.5 GWs of solar parks by the end of 2025 and to become one of the largest pan-European independent power producers (“IPPs”) by the end of the decade. Alternus’ current focus is on the European solar PV market. However, Alternus is also actively exploring opportunities in other countries outside of Europe, such as the United States.
If the Business Combination Agreement is approved and adopted and the business combination is consummated, Alternus will transfer to Clean Earth its following subsidiaries, namely: Alternus LUX 01 S.a.r.l. and all of its subsidiaries, including its holding companies and special purpose vehicles (“SPVs”) which own its development assets; Solis Bond Company, a Designated Activity Company (or hereinafter “Solis Bond Company DAC”) and its SPVs which own its operating assets in Italy, Romania, Poland and the Netherlands; AEG JD 02 Limited and its SPV which owns an operating asset in the Netherlands; Alternus Energy Americas Inc. and its holding companies and SPVs which own installation and operating assets in the United States; and Unisun Energy Holding B.V. and its service companies which provide our installation services and operations and maintenance (“O&M”) services.
When approved, the subsidiaries shall amount to 230 MW of operating solar parks, 98 MW of construction in process and approximately 680 MWs of owned solar parks, in various stages of development across Poland, Romania, Italy, Netherlands, and the United States.
Further to that, however, Alternus will retain Altam Inc. and its several subsidiaries in Germany and Netherlands, and Altnor AS, and GHFG Limited (the “Retained Subsidiaries”), which Alternus will either continue to operate, potentially sell, liquidate and/or wind down (as required).

The Business Combination and the Business Combination Agreement
The terms and conditions of the business combination are contained in the Business Combination Agreement, which is attached as Annex A to this proxy statement. We encourage you to read the Business Combination Agreement carefully and in its entirety, as it is the legal document that governs the business combination.
If the Business Combination Agreement is approved and adopted and the business combination is consummated, Alternus will transfer to Clean Earth, and Clean Earth will receive from Alternus, all of the issued and outstanding equity interests in the Acquired Subsidiaries, as consideration and in exchange for the issuance and transfer by Clean Earth to Alternus at the Closing of 27,500,000 shares of common stock of Clean Earth, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares (the “Equity Exchange”).
Structure of the Business Combination
Pursuant to the terms of the Business Combination Agreement, the business combination will be effected as follows:
•
The Equity Exchange:   At the Closing, Alternus will transfer to Clean Earth all of the Alternus Interests held by it in exchange for the issuance and transfer to Alternus of 27,500,000 shares of common stock of Clean Earth at the Closing, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares. The number of shares of common stock was determined based on an equity valuation of $275 million at $10 per share.

•
In addition, at the Closing, 20,000,000 shares of Class A common stock (the “Earnout Shares”) will be deposited into an earnout escrow account and will be released, in whole or part, to Alternus if certain earnout milestones are met at the end of fiscal years ending December 31, 2023, December 31, 2024 and December 31, 2025. The earnout milestones are: (i) if the Adjusted EBITDA (as defined below) for the fiscal year ending on December 31, 2023 is at least $16,000,000 and Clean Earth’s share price is at least $11.00 for a minimum number of trading days (as set forth in the Business Combination Agreement), then 6,000,000 Earnout Shares will be released to Alternus, (ii) if Adjusted EBITDA for the fiscal year ending on December 31, 2024 is at least $52,000,000 and Clean Earth’s share price is at least $13.00 for a minimum number of trading days (as set forth in the Business Combination Agreement), then 6,000,000 Earnout Shares will be released to Alternus, and (iii) if Adjusted EBITDA for the fiscal year ending on December 31, 2025 is at least $156,000,000 and Clean Earth’s share price is at least $15.00 for a minimum number of trading days (as set forth in the Business Combination Agreement), then 8,000,000 Earnout Shares will be released to Alternus. If any of the earnout milestones are not met, the Earnout Shares that would have been released to Alternus will be released to Alternus if a subsequent earnout milestone is met. In addition, if any earnout milestone based on Adjusted EBITDA has been met, but the corresponding earnout milestone based on share price has not been met, Earnout Shares may be released to Alternus if share price targets or a calculated share price based on a multiple of Adjusted EBITDA reduced by net debt are met during the five-year period from the date of the applicable milestone (i.e., 5 years after 2023 for the first earnout milestone, 5 years after 2024 for the second earnout milestone and 5 years after 2025 for the third earnout milestone). Any Earnout Shares remaining in the earnout escrow account that have not been released to Alternus will be cancelled or held as treasury shares. Adjusted EBITDA, which is defined as “Adjusted EBITDA” as set forth in Clean Earth’s Annual Report on Form 10-K in the Management’s Discussion and Analysis, is a non-GAAP measure and should not be construed as more relevant measures of operational performance than financial information under generally accepted accounting principles (GAAP).

Upon consummation of the Equity Exchange each of the Acquired Subsidiaries will become direct or indirect wholly owned subsidiaries of the Company (except for one of the Acquired Subsidiaries which is currently only 60% owned by Alternus). In addition, immediately prior to the consummation of the business combination, the Company will amend and restate the Current Charter to be the Proposed Charter which will, among other things, change the name of the Company to “Alternus Clean Energy, Inc.”, as described in the sections of this proxy statement titled “Description of Securities” and “The Charter Proposal.”

The following diagrams illustrate in simplified terms the current structure of Clean Earth and Alternus and the expected structure of the Company upon the Closing.
Simplified Pre-Business Combination Structure
The following diagram depicts a simplified version of the current ownership structure of Clean Earth.

Clean Earth Acquisitions Corp.
Pre-Business Combination Structure Chart

Clean Earth Acquisitions Sponsor LLC
Public Stockholders
7,666,667 shares of Class B common stock
890,000 shares of Class A common stock
8,147,563 shares of Class A common stock
Clean Earth Acquisitions Corp.
(Delaware Corporation)

Simplified Post-Business Combination Structure
The diagram below depicts a simplified version of the Company’s organizational structure immediately following the consummation of the Equity Exchange.
Business Combination Consideration
In accordance with the terms and subject to the conditions of the Business Combination Agreement, Clean Earth has agreed to pay consideration of 27,500,000 shares of common stock of Clean Earth, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares to Alternus in exchange for all of the issued and outstanding equity interests in the Acquired Subsidiaries.
The following table summarizes the sources and uses of funds for the business combination.
Sources ($M)		Uses ($M)
Alternus Equity Rollover(3)	$275.000	Alternus Equity Rollover(3)	$275.000
CLIN Sponsor(2)	$60.011	CLIN Sponsor(2)	$60.011
CLIN Public Equity(1)	$84.100	Cash to Balance Sheet(1)	$77.441
Additional Cash in Trust(1)	$0.841	Fees & Expenses(4)	$12.600
Target Cash	$5.100
Total	$425.052	Total	$425.052

(1)
Assumes no shares of Class A common stock are redeemed by Clean Earth’s public stockholders in connection with the business combination.

(2)
Excludes 2.56mm shares vesting at a share price of $12.50. Includes 890,000 shares of Class A common stock from private units.

(3)
Excludes 20mm Earnout Shares that will be released from escrow upon meeting targets outlined in the Business Combination Agreement.

(4)
Includes deferred underwriting commissions of $805,000 due to the underwriters from Clean Earth’s IPO. The deferred underwriting commission reflects a reduction in the deferred underwriting commission as agreed by one of the underwriters. October 2022, one of the underwriters agreed to forfeit a portion of its deferred underwriting commission in connection with the consummation of the business combination, and in April 2023, such underwriter agreed to forfeit the remainder of its deferred underwriting commission. This also reflects a disbursement of cash to Alternus, pursuant to the terms of the Business Combination Agreement, in the amount of $3,750,000 as payment for incurred transaction expenses which are unrelated to Alternus or Alternus’ subsidiaries and which are payable upon Closing. The balance reflects estimated closing transaction costs incurred by Clean Earth in conjunction with the business combination and repayment of related party loans.

Ownership of the Company following the Business Combination
As of the date of this proxy statement, there are 16,704,230 shares of common stock issued and outstanding, which includes 7,666,667 shares of Class B common stock and 890,000 shares of Class A common stock held by the Sponsor of Clean Earth and 8,147,563 shares of Class A common stock held by the public stockholders. As of the date of this proxy statement, there is an aggregate of 11,945,000 warrants issued and outstanding, which includes the 445,000 private warrants held by the Sponsor and 11,500,000 public warrants (each of which shall become exercisable 30 days following the closing of the business combination) and 23,000,000 rights (which convert into Class A common stock on closing of the business combination on a 10 for 1 basis).
In connection with the business combination, Alternus will transfer all of the issued and outstanding Alternus Interests to Clean Earth in exchange for the issuance of shares of common stock of Clean Earth. Immediately prior to the Equity Exchange, each share of Class B common stock that is issued and outstanding as of such time will automatically convert into one (1) share of Class A common stock. At the Closing Date, Alternus will transfer to Clean Earth, and Clean Earth will receive from Alternus, all of the issued and outstanding Alternus Interests, as consideration and in exchange for the issuance and transfer to Alternus of shares of common stock of Clean Earth at the Closing of 27,500,000 shares of common stock of Clean Earth, subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 Earnout Shares. Following the Equity Exchange, the Acquired Subsidiaries will be a direct or indirect wholly owned subsidiary of Clean Earth, except for one of the Acquired Subsidiaries which is currently only 60% owned by Alternus.
It is anticipated that, immediately following the Equity Exchange and related transactions, (1) Alternus will own approximately 62% of all outstanding common stock, (2) Sponsor will own approximately 14% of all outstanding common stock (excluding 33.3% of the founder shares which become subject to vesting on closing of the business combination), (3) existing public stockholders of Clean Earth will own approximately 24% of all outstanding common stock (including 2,300,000 shares of common stock which will be issuable on conversion of rights which will automatically convert on closing of the business combination) (4) existing holders of the public warrants and private warrants, by virtue of such ownership only, will own none of the outstanding common stock (as such warrants will not be exercisable into shares of Class A common stock until 30-days following the closing of the business combination) and (5) the Company will own 100% of all Alternus Interests. These percentages assume that no public stockholders of Clean Earth exercise their redemption rights in connection with the business combination that no equity awards are issued at the Closing and exclude Earnout Shares and issuance of shares pursuant to the working capital adjustment.
The following table illustrates varying ownership levels in Clean Earth immediately following the consummation of the business combination based on the assumptions above.
	Assuming No Redemptions		Assuming 25% Redemptions		Assuming 50% Redemptions		Assuming Maximum Redemptions
	Shares	%	Shares	%	Shares	%	Shares	%
Public shares(1)	10,447,563	23.77%	8,410,672	20.07%	6,373,781	15.98%	5,613,278	14.35%
Shares issued to Alternus(2)	27,500,000	61.57%	27,500,000	65.61%	27,500,000	68.97%	27,500,000	70.31%
Shares issued to Clean Earth’s initial stockholder(3)	6,001,111	13.66%	6,001,111	14.32%	6,001,111	15.05%	6,001,111	15.34%
Earnout shares(4)	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Founder shares that become subject to vesting on Closing(5)	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Shares underlying public warrants(6)	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Shares underlying private warrants(7)	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Fully diluted shares	43,948,674	100%	41,911,783	100%	39,874,892	100%	39,114,389	100%

(1)
Includes 2,300,000 shares of common stock issuable on automatic conversion of rights on Closing.

(2)
Excludes, (a) shares issuable on exercise of warrants to purchase (i) 100,000 shares of Class A common stock at an exercise price of $11.50 per share and (ii) 300,000 shares of Class A common stock at an exercise price of $0.01, the issuance of such warrants conditioned upon, and only issued upon, the close of the Business Combination and (b) upon the exercise of the respective note holder’s option, beginning 90 days after the Closing, to convert the full principal balance of such note and any accrued but unpaid interest thereon, (i) the potential issuance of 1,320,000 shares pursuant to the First Note and (ii) in the case of the Second Note, the potential issuance of a number of shares equal in market value, at the time of exercise, to the full principal balance of and any then-accrued but unpaid interest on the Second Note, as each of (a) and (b) of this Footnote 2 are more fully described in the subsection entitled “Alternus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Financing Activities.”

(3)
Includes 5,111,111 founder shares and 890,000 private shares underlying the private units.

(4)
Excludes 20,000,000 Earnout Shares which may be released to Alternus upon the occurrence of certain Earnout Milestones following the closing of the business combination.

(5)
Excludes 2,555,556 founder shares that will become subject to vesting following the closing of the business combination upon the occurrence of certain stock price milestones or upon the occurrence of certain events.

(6)
Excludes 11,500,000 shares of common stock underlying public warrants, each of which will become exercisable 30-days following the closing of the business combination.

(7)
Excludes 445,000 shares of common stock underlying private warrants, each of which will become exercisable 30-days following the closing of the business combination.

Ancillary Agreements
In connection with the transactions contemplated by the Business Combination Agreement, the parties have also entered into, or will enter into in connection with the Closing, the following ancillary agreements.

Investor Rights Agreement
Simultaneous with the execution of the Business Combination Agreement, Alternus, the Sponsor, and Clean Earth entered into the Investor Rights Agreement in the form attached as Annex E to this proxy statement, pursuant to which they agreed (i) that the initial board of directors of the Company following the Closing will consist of seven directors, three of which will be designated by Clean Earth and four of which will be designated by Alternus and provides, among other things (ii) to customary demand and piggyback registration rights to Alternus and the Sponsor. Pursuant to the Investor Rights Agreement, Clean Earth agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of common stock of Clean Earth and other equity securities of Clean Earth that are held by the parties thereto from time to time. The Investor Rights Agreement contains a twelve-month lock-up period, pursuant to which, subject to certain exceptions, Alternus will be restricted from transferring the shares of common stock of Clean Earth it will own immediately following the Closing until the date that is twelve months after the Closing Date, subject to certain exceptions. The Investor Rights Agreement amends and restates the registration rights agreement that was entered into by Clean Earth, the Sponsor and the other parties thereto in connection with Clean Earth’s IPO
For additional information, see the section entitled, “The Business Combination Proposal — Ancillary Agreements — Investor Agreement.”
Sponsor Support Agreement
In connection with the entry into the Business Combination Agreement the Sponsor, the Company and Alternus entered into the Sponsor Support Agreement, in the form attached as Annex B to this proxy statement. Pursuant to the terms of the Sponsor Support Agreement, the Sponsor agreed to, among other things, (i) vote all of its shares of common stock in favor of the Business Combination Proposal and each of the other proposals presented by the Company at the special meeting, (ii) waive their redemption rights with respect to their shares of common stock in connection with the business combination, (iii) not transfer any securities of the Company until the Closing or termination of the Business Combination Agreement (except in limited circumstances) and (iv) waive any anti-dilution or similar protection with respect to its common stock.
For additional information, see the section entitled “The Business Combination Proposal — Ancillary Agreements — Sponsor Support Agreement.”
Special Meeting of Stockholders and the Proposals
The special meeting will convene on [•], 2023 at 11:00 a.m., Central Time, exclusively in virtual format. Stockholders may attend, vote and examine the list of the Company’s stockholders entitled to vote at the special meeting by visiting [•] and entering the control number found on their proxy card, voting instruction form or notice they previously received. The purpose of the special meeting is to consider and vote on the Business Combination Proposal, the Charter Proposal, the Advisory Governance Proposals, the Stock Issuance Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Adjournment Proposal.
Approval of the Condition Precedent Proposals is a condition to the obligations of the parties to complete the business combination.
Only holders of record of issued and outstanding common stock as of the close of business on [•], 2023, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting. The Company’s stockholders are entitled to one vote for each share of our common stock that they owned as of the close of business on the record date. If their shares are held in “street name” or are in a margin or similar account, they should contact their broker, bank or other nominee to ensure that votes related to the shares they beneficially own are properly counted. On the record date, there were 16,704,230 shares of common stock outstanding, of which 8,147,563 are public shares, 890,000 are Class A common stock in permanent equity held by the Sponsor and 7,666,667 are founder shares held by the Sponsor.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist at the special meeting with respect to each matter to be considered at the special meeting if the holders of a majority of the outstanding shares of common stock as of the record date present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting. All shares represented by proxy are counted as present for purposes of establishing a quorum. As of the record date for the special meeting, [•] shares of common stock would be required to achieve a quorum. For the Charter Proposal, a quorum will be present at the special meeting if the holders of a majority of the Class A common stock and a majority of the Class B common stock outstanding and entitled to vote at the special meeting is represented in person (which would include presence at a virtual meeting) or by proxy at the special meeting.
Approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal.
Approval of the Charter Proposal requires the affirmative vote of holders of (i) the holders of a majority of the shares of Class A common stock then outstanding, voting separately as a single class, (ii) the holders of a majority of the shares of Class B common stock then outstanding, voting separately as a single class and (iii) the holders of a majority of the then outstanding shares of common stock, voting together as a single class.
Approval of each of the Advisory Governance Proposals, each of which is a non-binding vote, requires the affirmative vote of a majority of the votes cast by the Company’s stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal.
Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal.
Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal.
The election of directors is decided by a plurality of the votes cast by the stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote on the election of directors. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Abstentions and broker non-votes have no effect on the outcome of the proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal.
With respect to each proposal in this proxy statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
Recommendation of Clean Earth’s Board of Directors
The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We sought to do this by utilizing the networks and industry experience of our management team, advisors and the Sponsor to identify and acquire one or more target businesses. Our board of directors considered and evaluated several factors in evaluating and negotiating the business combination and the Business Combination Agreement. After careful consideration, our board of directors has unanimously approved the Business

Combination Agreement and the Transactions contemplated thereby and determined that each of the Business Combination Proposal, the Charter Proposal, the Advisory Governance Proposals, the Stock Issuance Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Adjournment Proposal is in the best interests of the Company and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” each of those proposals and “FOR” each of the director nominees. For additional information relating to our board of directors’ evaluation of the business combination and the factors it considered in connection therewith, please see the section entitled “The Business Combination Proposal — Clean Earth’s Board of Directors’ Reasons for the Approval of the Business Combination.”
Opinion of Cabrillo Advisors, Inc.
Clean Earth retained Cabrillo Advisors, Inc. (“Cabrillo Advisors”) to provide to the board of directors a fairness opinion with respect to the acquisition of certain subsidiaries of Alternus Group Plc by means of a share acquisition (the “Transaction”). On October 9, 2022, Cabrillo Advisors delivered its fairness opinion, dated October 9, 2022 (the “Opinion”), to our board of directors that, as of the date of the Opinion and subject to and based on the assumptions made, procedures followed, other matters considered, limitations of the review undertaken and qualifications contained in such Opinion, the Transaction was fair, from a financial point of view to all holders of Clean Earth’s common stock as a group and not only those shareholders unaffiliated with the sponsor or its affiliates. The Opinion rendered by Cabrillo Advisors was given as of the date of such Opinion and does not take into account subsequent developments, including the updates to Alternus’ financial projections delivered to Clean Earth in May 2023 or the amended terms contained in the First Amendment to the Business Combination Agreement.
In selecting Cabrillo Advisors, our board of directors considered, among other things, the fact that Cabrillo Advisors is a reputable valuation and investment banking firm with experience in providing strategic advisory services. Cabrillo Advisors is engaged in the valuation of businesses and their securities in connection with corporate and financial reporting purposes. Prior to the business combination, Cabrillo Advisors had not performed any work for Clean Earth, Alternus or any of their affiliates.
The full text of the Opinion is attached hereto as Annex G and is incorporated into this document by reference. The summary of the Opinion set forth herein is qualified in its entirety by reference to the full text of the Opinion. Stockholders are urged to read the Opinion carefully and in its entirety for a discussion of the assumptions made, procedures followed, other matters considered, limitations of the review undertaken and qualifications by Cabrillo Advisors in connection with such Opinion. Cabrillo Advisors’ Opinion was approved by its fairness committee. The Opinion was provided for the information of, and directed to, our board of directors for its information and assistance in connection with its consideration of the financial terms of the business combination.
For more information, see the section of this proxy statement captioned “The Business Combination Proposal — Opinion of Cabrillo Advisors.”
Regulatory Matters
At any time before or after consummation of the business combination the Department of Justice or the FTC, or any state or foreign governmental authority could take such action under applicable antitrust laws as such authority deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the business combination, conditionally approving the business combination upon divestiture of assets, subjecting the completion of the business combination to regulatory conditions or seeking other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. Clean Earth cannot assure you that the Antitrust Division, the FTC, any state attorney general or any other government authority will not attempt to challenge the business combination on antitrust grounds, and, if such a challenge is made, Clean Earth cannot assure you as to its result.
Neither Clean Earth nor Alternus are aware of any material regulatory approvals or actions that are required for completion of the business combination. It is presently contemplated that if any regulatory approvals or actions are required, those approvals or actions will be sought in due course. There can be no assurance, however, that any additional approvals or actions will be obtained.

Conditions to the Completion of the Business Combination
The business combination is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval by Clean Earth’s stockholders of the proposals included herein other than the Advisory Governance Proposal and the Adjournment Proposal and (ii) the absence of any injunctions. In addition, pursuant to the Current Charter, in no event will Clean Earth redeem public shares in an amount that would result in the Company having net tangible assets of less than $5,000,001, in which case the business combination would not be consummated.
Conditions to Clean Earth’s obligations to consummate the business combination include, among others that there will not have occurred a Seller Material Adverse Effect after the signing of the Business Combination Agreement and Alternus shall have delivered to Clean Earth a closing certificate required under the Business Combination Agreement.
Conditions to Alternus’ obligations to consummate the business combination include, among other things, that as of the Closing Date, there will not have occurred a Clean Earth Material Adverse Effect after the signing of the Business Combination Agreement; Clean Earth shall have delivered to Alternus a closing certificate required under the Business Combination Agreement; and the Minimum Cash Condition shall have been satisfied. The Minimum Cash Condition is for the sole benefit of Alternus. If such condition is not met, and such condition is not or cannot be waived under the terms of the Business Combination Agreement, then the Business Combination Agreement could terminate and the business combination may not be consummated.
For additional information, see the section entitled, “The Business Combination Proposal — Conditions to the Completion of the Business Combination.”
Termination
The Business Combination Agreement may be terminated, and the Equity Exchange abandoned at any time prior to the Closing:
•
by mutual written consent of Clean Earth and Alternus;

•
(upon any injunction or other Governmental Order preventing the consummation of the transactions which shall have become final and nonappealable;

•
(upon a material breach of any representation, warranty, covenant or agreement (subject to an opportunity to cure, if such violation or breach is capable of being cured); or

•
if the business combination has not been consummated by November 28, 2023, and such failure in closing on or before such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate;

by Clean Earth, if Alternus fails to consummate the Transactions following the satisfaction of the conditions to Alternus’ Closing and Clean Earth has irrevocably confirmed that it is ready, willing and able to consummate the Transactions. For additional information, see the section entitled, “The Business Combination Proposal — Termination and Effect of Termination.”
Redemption Rights
Pursuant to the Current Charter, a holder of public shares may demand that Clean Earth redeem such public shares for cash if the business combination is consummated. Holders of public shares or public units who wish to exercise their redemption rights must, (i) if they hold their public shares through public units, elect to separate their public units into the underlying public shares and warrants and (ii) prior to 5:00 PM, Eastern Time, on [•], 2023, (A) submit a written request to the Transfer Agent that Clean Earth redeem their public shares for cash and (B) deliver their public shares to the Transfer Agent physically or electronically using DTC’s DWAC (Deposit and Withdrawal at Custodian) system. Any holder of public shares will be entitled to demand that such holder’s public shares be redeemed for a full pro rata portion of the amount then in the trust account, including interest earned on the trust account (which, as of June 30, 2023, was approximately $84,940,910, or approximately $10.425 per public share). Such amount, less any owed but unpaid taxes on the funds in the trust account, will be paid promptly upon consummation of the business combination.
Any request for redemption, once made by a holder of public shares, may be withdrawn at any time up to the deadline for submitting redemption requests and thereafter, with Clean Earth’s consent, until the Closing. If a holder delivers their public shares for redemption to the Transfer Agent and later decides to withdraw such request prior to the deadline for submitting redemption requests, the holder may request that the Transfer Agent return the shares (physically or electronically).
Any corrected or changed written demand of redemption rights must be received by the Transfer Agent prior to the vote taken on the Business Combination Proposal at the special meeting. No demand for redemption will be honored unless the holder’s public shares have been delivered (either physically or electronically) to the Transfer Agent prior to the deadline for submitting redemption requests.
Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13 of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 15% of the public shares, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
See the section entitled “Special Meeting of Clean Earth Stockholders — Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.
Holders of the 11,945,000 currently outstanding warrants will not have redemption rights with respect to the warrants. Accordingly, they may sell their warrants freely in the open market. As of the record date, the reported last sale price of the warrants was $[•] per warrant, representing an aggregate value of the warrants of approximately $[•]. The aggregate value of the warrants represents the value of the warrants retained by redeeming stockholders, assuming maximum redemptions.
The potential for the issuance of a substantial number of common stock upon exercise of the outstanding warrants could make the business combination less attractive to investors. Any such issuance will increase the number of issued common stock, which will result in dilution to the holders of Clean Earth’s common stock and increase the number of shares eligible for resale in the public market. Furthermore, the outstanding warrants could have the effect of depressing the per share price for the shares of common stock.
No Delaware Appraisal Rights
Neither our stockholders nor warrant holders have appraisal rights in connection with the business combination under the DGCL.
Proxy Solicitation
Proxies may be solicited by mail, telephone or in person. Clean Earth has engaged Morrow to assist in the solicitation of proxies. If a stockholder grants a proxy, it may still vote its shares at the special meeting if it revokes its proxy before the special meeting. A stockholder also may change its vote by submitting a later-dated proxy as described in the section entitled “The Special Meeting — Revoking Your Proxy”.
Interests of Clean Earth’s Directors and Officers in the Business Combination
When you consider the recommendation of our board of directors that you vote in favor of approval of the business combination, you should be aware that the initial stockholder and the Company’s directors and officers, have interests in the business combination that may be different from, or in addition to, the interests of the Company’s other stockholders and warrant holders. These interests include:
The Sponsor and our officers and directors will lose their entire investment in us if we do not complete a business combination within the completion window.

On August 17, 2021, the Sponsor paid $25,000 in consideration for 5,750,000 founder shares, or approximately $0.004 per share, to cover certain of our offering costs in connection with the IPO. On February 7, 2022, the Company effected a 1:1.33333339 stock split of its Class B common stock, resulting in our initial stockholder holding 7,666,667 founder shares. The 7,666,667 founder shares have an aggregate market value of approximately $81,113,337 based upon the closing per share price of $10.58 on Nasdaq on October 4, 2023.
On February 28, 2022, in connection with the closing of the IPO, the Sponsor purchased 890,000 private units from the Company at a price of $10.00 per private unit, for an aggregate purchase price of $8,900,000. Each private unit consists of one share of Class A common stock and one-half of one warrant. The 890,000 private units have an aggregate market value of approximately $9,434,000 based upon the closing per public share price of $10.58 and the public warrant price of $0.04 on Nasdaq on October 4, 2023.
On May 25, 2023, at the May Special Meeting, Clean Earth’s stockholders approved certain proposals giving the Company the right to extend the date by which it has to complete a business combination up to six times, from May 28, 2023 to November 28, 2023, composed of six one-month Extensions provided that the Sponsor (or its affiliates or designees) agrees to deposit into the trust account on the then-applicable Extended Date, for each Extension, the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A common stock not redeemed in connection with the May Special Meeting in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. As of the date of this proxy statement, in connection with the Company’s exercise of Extensions, the Sponsor has deposited into the trust account $780,000 in Extension Payments, in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a business combination, unless there are funds available outside the trust account to do so. In connection with the May Special Meeting, stockholders properly elected to redeem an aggregate of 14,852,437 shares of Class A common stock, and approximately $154,152,327 was withdrawn from the trust account to pay for such redemptions, leaving approximately $84,562,944 in the trust account following the May Special Meeting, exclusive of any Extension Payments. As a result of the redemptions, Clean Earth now has less liquidity and fewer round-lot holders of public shares, which may make it more difficult for the Company to meet all of the Nasdaq listing requirements. Since it is a condition to closing to receive the approval for listing by Nasdaq of the shares of the Combined Company to be issued in connection with the transactions contemplated by the Business Combination Agreement, the Company’s reduced public float may make it more difficult for Clean Earth to meet all of the Nasdaq listing requirements, and to consummate the Business Combination.
Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the Company’s officers and directors are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. As of October 5, 2023, the total aggregate amount of such out-of-pocket expenses expected to be repaid by the Company upon consummation of the business combination is approximately $1,500,000 in total allowed working capital loans.
In connection with the Closing, the Sponsor and our officers and directors would be entitled to the repayment of any working capital loans and advances that have been made to the Company and remain outstanding. If we do not complete an initial business combination within the completion window, we may use a portion of our working capital held outside the trust account to repay the working capital loans, but no proceeds held in the trust account would be used to repay any working capital loans.
In the event that the Company does not complete a business combination within the completion window, the 7,666,667 founder shares and 890,000 private units, consisting of 890,000 private shares and 445,000 private warrants, for which the Sponsor has invested a total of $8,925,000 and which have an approximate aggregate market value of $90,547,337 as of October 4, 2023 (a portion of which is allocable to each of our officers and directors who made capital contributions to the Sponsor), will expire worthless, the Company may be unable to pay up to $1,500,000 in working capital loans used expected to be repaid by the Company to the Sponsor and our officers and directors upon consummation of the business combination. After the business combination, assuming no redemptions, the Sponsor will beneficially own approximately 2,555,556 founder shares that will become subject to vesting upon the occurrence of certain stock price milestones or upon the occurrence of certain events. As a result, the Sponsor and our officers and directors have an aggregate of up to $90,547,337 at risk that depends on the completion of a business combination within the completion window.
The initial stockholder and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the business combination. In addition, the initial stockholder and our officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company fails to complete a business combination within the completion window. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if we fail to complete our initial business combination within the completion window. Our initial stockholder and our officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.
The nominal purchase price paid by the Sponsor and our officers and directors for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the business combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of our common stock is substantially less than $10.00 per share. As a result, the Sponsor and our officers and directors are likely able to recoup their investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and our officers and directors may have an economic incentive that differs from that of our public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the trust account to the public stockholders, even if that business combination were with a riskier or less-established target business.
Following the consummation of the business combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.
Upon the Closing, Aaron T. Ratner, our chief executive officer, Nicholas Parker, Chairman of the board of directors and Candice Beaumont, a director, are expected to serve on the Company’s board of directors. As such, in the future they may receive any cash fees, stock options or stock awards that the Company and its board of directors determines to pay to its directors and/or officers.
In connection with the Business Combination Agreement, we entered into the Investor Rights Agreement, which will provide certain of the Company’s stockholders, including the holders of the founder shares, private warrants and shares of common stock issuable upon conversion of the founder shares and private warrants, with registration rights.
In order to protect the amounts held in the trust account, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination Agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Please see the section entitled “Information About Clean Earth — Conflicts of Interest” for additional information.
Reasons for the Approval of the Business Combination
The board of directors considered and evaluated several factors in evaluating and negotiating the business combination and the Business Combination Agreement. For additional information relating to the board of directors’ evaluation of the transaction and the factors it considered in connection therewith, please see the section entitled “The Business Combination Proposal — Clean Earth’s Board of Directors Reasons for the Approval of the Business Combination.

After careful consideration, the Clean Earth board unanimously (i) declared the advisability of the business combination and the other Transactions contemplated by the Business Combination Agreement, (ii) determined that the business combination and the other Transactions contemplated by the Business Combination Agreement are in the best interests of the stockholders of Clean Earth and (iii) resolved to recommend that the Clean Earth stockholders approve the business combination and the other proposals set forth in this proxy statement.
Stock Exchange Listing
Our Class A common stock, rights and warrants are currently listed on Nasdaq under the symbols “CLIN,” “CLINR” and “CLINW,” respectively. Certain of our shares of Class A common stock and warrants currently trade as units consisting of one share of Class A common stock, rights and one-half of one redeemable warrant, and are listed on Nasdaq under the symbol “CLINU.” Upon consummation of the Transactions contemplated by the Business Combination Agreement, we will change our name to “Alternus Clean Energy, Inc.” We intend to apply to obtain the listing of our common stock and warrants on the Nasdaq under the symbols “ALCE” and “ALCEW,” respectively, upon the Closing.
On June 13, 2023, Clean Earth received a letter (the “Notification Letter”) from the Listing Qualifications Department of NASDAQ Stock Market (the “Staff”) notifying Clean Earth that the $575,000.00 aggregate market value of Clean Earth’s outstanding public warrants, ticker symbol CLINW, as reported in Clean Earth’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, was below the minimum aggregate market value of $1,000,000.00 required for continued listing on the NASDAQ Global Market as set forth in NASDAQ listing rule 5452(b)(C) (the “Rule”). The Notification Letter only applies to Clean Earth’s public warrants and has no immediate effect on the listing or trading of the public warrants and the public warrants will continue to trade on the NASDAQ Global Market at this time.
On July 28, 2023, Clean Earth submitted its plan to regain compliance with the Rule. On August 9, 2023, Clean Earth received notice from the Staff indicating that the Staff determined to grant Clean Earth an extension to regain compliance with the Rule on or before December 11, 2023.
While Clean Earth is exercising diligent efforts to maintain the listing of its public warrants on NASDAQ and intends to timely regain compliance with the Rule, there can be no assurance that Clean Earth will be able to regain compliance with the Rule.
In the event Clean Earth fails to demonstrate compliance with the Rule during the extension period, Clean Earth expects the Staff to provide written notification to the Company that its public warrants will be delisted from the NASDAQ Global Market (a “Delisting Notice”). If Clean Earth receives a Delisting Notice, Clean Earth may appeal the Staff’s determination to delist its public warrants to a NASDAQ hearings panel. If our public warrants were to be delisted from Nasdaq, our public warrants could begin to trade on an over-the-counter market. Nevertheless, there can be no assurance that our public warrants would be eligible for trading on any such alternative exchange or markets. See “Risk Factors — Clean Earth’s public warrants may be unable to regain compliance with Nasdaq’s continued listing standards”.
Accounting Treatment
Notwithstanding the legal form, the business combination will be accounted for as a reverse acquisition in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Under this method of accounting, Clean Earth will be treated as the acquired company for financial reporting purposes, whereas Alternus will be treated as the accounting acquiror. In accordance with this accounting method, the business combination will be treated as the equivalent of Alternus issuing stock for the net assets of Clean Earth, accompanied by a recapitalization. The net assets of Alternus will be stated at historical cost, with no goodwill or other intangible assets recorded, and operations prior to the business combination will be those of Alternus. Alternus has been determined to be the accounting acquiror for purposes of the business combination based on an evaluation of the following facts and circumstances:

•
Persons affiliated with Alternus will control a majority of the governing body of the Combined Company;

•
Operations of Alternus prior to the business combination will comprise the ongoing operations of the Combined Company; and

•
Existing senior management team of Alternus will comprise the senior management team of the Combined Company.

Summary of Risk Factors
You should consider all the information contained in this proxy statement in deciding how to vote for the proposals presented in the proxy statement. The occurrence of one or more of the events or circumstances described in the section titled “Risk Factors,” alone or in combination with other events or circumstances, may harm Clean Earth’s and Alternus’ business, financial condition and operating results. Such risks include, but are not limited to:
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The delay between making significant upfront investments in Alternus’ solar parks and receiving revenue could materially and adversely affect Alternus’ liquidity, business and results of operations;

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Alternus’ limited operating history may not serve as an adequate basis to judge its prospects and results of operations;

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A significant part of Alternus’ strategy is the acquisition of renewable energy facilities or of companies that own and operate renewable energy facilities and there are inherent risks in these acquisitions;

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Alternus’ business as an independent power producer (IPP) requires significant financial resources and the growth prospects and future profitability of Alternus depends on the availability of additional funding options with acceptable terms, and there can be no assurance that it will be successful in obtaining such financing on acceptable terms;

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The development of solar projects involves numerous risks and uncertainties and requires extensive research, planning and due diligence;

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If sufficient demand for solar parks does not develop or takes longer than anticipated to develop, Alternus’ business, financial condition, results of operations and prospects could be materially and adversely affected;

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Alternus may be subject to unforeseen costs, liabilities or obligations when operating and maintaining solar parks;

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Alternus may be subject to the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to on solar parks);

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Alternus may be affected by the impact of decreases in spot market prices for electricity;

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Refurbishment of renewable energy facilities involve significant risks that could result in unplanned power outages or reduced output;

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Business interruptions, whether due to catastrophic disasters or other events, could adversely affect Alternus’ operations, financial condition, and cash flows;

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Fluctuations in foreign currency exchange rates may negatively affect the Alternus’ revenue, cost of sales and gross margins and could result in exchange losses;

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Alternus has substantial operations outside of the United States which presents specific risks to its business;

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Alternus’ business, results of operations, financial condition and cash flows has been and may continue to be materially and adversely affected by the outbreak of COVID-19;

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Alternus’ business and results of operations may be affected by inflation and changes in interest rates, an economic slowdown, recession or contraction of the global economy, a financial or liquidity crisis, geopolitical factors, including, but not limited to, the Russian invasion of Ukraine, global supply chain concerns, and the status of debt and equity markets (including, without limitation, market volatility and uncertainty);

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Alternus is subject to counterparty risks under our Feed in Tariff (FiT) price support schemes and Green Certificates (GC) schemes;

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Failure to comply with laws and regulations in each of the jurisdictions where Alternus develops, constructs and operates solar power projects may materially and adversely affect our business, results of operations and financial condition;

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Alternus’ substantial indebtedness could adversely affect its business, financial condition, and results of operations;

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If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders in connection with an event of default under the Solis Bond, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated;

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Alternus’ business as an independent power producer requires significant financial resources, and the growth prospects and future profitability of Alternus depends to a significant extent on the availability of additional funding options with acceptable terms.

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The seasonality of the Alternus’ subsidiaries’ operations may materially affect the Company’s business, results of operations, cash flow, and financial condition.

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We may be subject to stockholder claims, private rights of action, or an enforcement action in connection with a previously contemplated non-redemption incentive.

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Our stockholders will experience immediate dilution as a consequence of the issuance of common stock as consideration in the business combination. Having a minority share position may reduce the influence that our current stockholders have on the management of the Company;

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Concentration of ownership in Alternus, a public company, with its common shares traded on Euronext Oslo, which will own a majority of our common stock, may affect demand for our common stock and result in conflicts of interest;

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The fact that the Sponsor and our officers and directors can earn a positive return on their investment, even if the Public Stockholders have a negative return on their investment in Clean Earth;

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The benefits of the business combination may not be realized;

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Our actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this proxy statement;

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The business combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all;

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The ability of Clean Earth’s public warrants to regain compliance with Nasdaq’s continued listing standards;

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An active market for our common stock may not develop following the closing of the business combination, which would adversely affect the liquidity and price of our securities; and

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Other risks and uncertainties described in this proxy statement, including those under “Risk Factors”.

Emerging Growth Company
Clean Earth is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Section 102(b)(1) of the JOBS Act. Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a registration statement under the Securities Act declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. Clean Earth has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, Clean Earth, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of Clean Earth’s financial statements with those of another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Upon completion of the business combination, the Combined Company will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the closing of Clean Earth’s IPO, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common equity that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which we have issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.
Material U.S. Federal Income Tax Considerations
For a discussion summarizing the United States material federal income tax considerations of an exercise of redemption rights, please see “Material U.S. Federal Income Tax Considerations.”

MARKET PRICE, TICKER SYMBOL AND DIVIDEND INFORMATION
The Company
Market Price and Ticker Symbol
The Company’s public units, common stock, rights and warrants are currently listed on Nasdaq Global Market under the symbols “CLINU,” “CLIN” “CLINR,” and “CLINW,” respectively.
On October 11, 2022, the trading date before the public announcement of the business combination, the Company’s public units, Class A common stock, rights and warrants closed at $9.99, $9.88, $0.16 and $0.17, respectively. As of October 4, 2023, the trading date immediately prior to the date of this proxy statement, the Company’s public units, Class A common stock, rights and warrants closed at $10.66, $10.58, $0.13 and $0.04, respectively.
Holders
As of [•], 2023, there was 1 holder of record of our public units, [•] holder of record of our common stock, and [•] holders of record of our warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose public units, common stock and warrants are held of record by banks, brokers and other financial institutions.
Dividend Policy
We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of the business combination. The payment of any cash dividends subsequent to the business combination will be within the discretion of the Combined Company’s board of directors at such time. We currently expect that the Combined Company will retain future earnings to finance operations and grow its business, and we do not expect the Combined Company to declare or pay cash dividends for the foreseeable future.

RISK FACTORS
Risks Related to Alternus’ Business and Industry
Unless the context otherwise requires, references in this subsection “— Risks Related to Alternus’ Business and Industry” to “we”, “us”, “our”, and the “Company” generally refer to Alternus in the present tense or the Company from and after the business combination, as applicable. Because the Retained Subsidiaries are immaterial to the principal business of Alternus, and all but an insignificant few of Alternus’ existing operating subsidiaries will become direct or indirect subsidiaries of the Company following the business combination, all of the risks discussed below in this subsection apply to both Alternus before the business combination and to the Company after the closing of the business combination.
You should carefully consider the following risks. However, the risks set forth below are not the only risks that we face, and we face other risks which have not yet been identified or which are not yet otherwise predictable. If any of the following risks occur or are otherwise realized, our business, financial condition, and results of operations could be materially adversely affected. You should carefully consider the risks described below and all other information in this filing, including our consolidated financial statements and the related notes to consolidated financial statements and schedules thereto.
Alternus’ limited operating history may not serve as an adequate basis to judge its future prospects and results of operations.
Alternus was founded in 2019, and therefore, has limited operating history. Since its inception, Alternus has experienced net losses and has not achieved profitability. For the period ended June 30, 2023 Alternus had a net loss of $10,424,927. For the years ended December 31, 2022 and 2021, Alternus had net losses of $36,283,804 and $18,932,731, respectively. Alternus expects to incur additional losses as it implements its strategy of expanding business operations in Europe, the United States and other select geographies. Alternus’ rapidly evolving business and, in particular, its relatively limited operating history may not be an adequate basis for evaluating its business prospects and financial performance Thus, it is difficult to predict the future results of operations. There can be no guarantee that Alternus will ever achieve profitability.
We cannot assure you that we will achieve or maintain profitability and our auditor has expressed substantial doubt about our ability to continue as a going concern.
We will need to raise additional working capital to continue our normal and planned operations. We will need to generate and sustain significant revenue levels in future periods in order to become profitable, and, even if we do, we may not be able to maintain or increase our level of profitability. In addition, as a public company, we will incur accounting, legal and other expenses. These expenditures will make it necessary for us to continue to raise additional working capital. Our efforts to grow our business may be costlier than we expect, and we may not be able to generate sufficient revenue to offset our increased operating expenses. We may incur significant losses in the future for a number of reasons, including unforeseen expenses, difficulties, complications and delays and other unknown events. Accordingly, substantial doubt exists about our ability to continue as a going concern and we cannot assure you that we will achieve sustainable operating profits as we continue to expand our business, and otherwise implement our growth initiatives.
The financial statements included with this proxy statement have been prepared on a going concern basis. We may not be able to generate profitable operations in the future and/or obtain the necessary financing to meet our obligations and pay liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted with any certainty at this time. These factors raise substantial doubt that we will be able to continue as a going concern. We plan to continue to provide for our capital needs through sales of our securities and/or other financing activities. Our financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should we be unable to continue as a going concern.
Alternus’ substantial indebtedness could adversely affect its business, financial condition and results of operations.
Alternus believes that its substantial indebtedness will increase as an independent power producer (“IPP”). As of June 30, 2023 Alternus had $183.8 million in outstanding short-term borrowing and

$12.9 million in outstanding long-term bank borrowing. Alternus is, and following the business combination, the Company will continue to be, highly leveraged. The degree to which Alternus remains or becomes leveraged following the business combination could have important consequences to stockholders of the Company, including, but not limited to:
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making it more difficult for the Company to satisfy its obligations with respect to its other debt and liabilities;

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increasing the Company’s vulnerability to, and reducing its flexibility to respond to, general adverse economic and industry conditions;

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requiring the dedication of a substantial portion of the cash flow of the Company from operations to the repayment of principal of, and interest on, indebtedness, thereby reducing the availability of such cash flow and limiting the ability to obtain additional financing to fund working capital, capital expenditures, acquisitions, joint ventures or other general corporate purposes, such as payments to suppliers for PV modules and balance-of-system components and contractors for design, engineering, procurement, and construction services;

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limiting the Company’s flexibility in planning for, or reacting to, changes in its business and the competitive environment and the industry in which it operates; and

•
placing the Company at a competitive disadvantage as compared to its competitors, to the extent that they are not as highly leveraged.

If Alternus or the Company incurs new debt or other obligations, the related risks the Company now faces, as described in this risk factor and elsewhere in these “Risk Factors,” could intensify.
Alternus’ business as an independent power producer requires significant financial resources, and the growth prospects and future profitability of Alternus depends to a significant extent on the availability of additional funding options with acceptable terms. If the Company does not successfully undertake subsequent financing plan(s), it may have to sell certain of its solar parks.
Alternus’ principal resources of liquidity to date have been cash from its operations and borrowings from banks and its shareholders. Alternus has leveraged bank facilities in certain countries in order to meet working capital requirements for its activities. Alternus’ principal use of cash has been for pipeline development, working capital, and general corporate purposes.
Alternus, and subsequently the Company, will require significant amounts of cash to fund the acquisition, development, installation, and construction of Alternus’ projects and other aspects of Alternus’ operations. The Company may also require additional cash due to changing business conditions or other future developments, including any investments or acquisitions it may decide to pursue in order to remain competitive. Historically, Alternus has used bank loans, bridging loans, and third-party equity contributions to fund its project acquisition and development. The Company expects to seek to expand Alternus’ business with third-party financing options, including bank loans, equity partners, financial leases, and securitization. However, it cannot be guaranteed that the Company will be successful in locating additional suitable sources of financing in the time periods required or at all, or on terms or at costs that it finds attractive or acceptable, which may render it impossible for the Company to fully execute its growth plan with regard to Alternus.
Any debt financing may require restrictive covenants and additional funds may not be available on terms commercially acceptable to the Company, vis-à-vis Alternus’ acquired assets and subsidiaries. Failure to manage discretionary spending and raise additional capital or debt financing as required may adversely impact the Company’s ability to achieve its intended business objectives.
Alternus is a holding company that relies on distributions and other payments, advances and transfers of funds from its subsidiaries to meet its obligations.
Alternus has no direct operations and derives all its revenue and cash flow from its subsidiaries. Because Alternus conducts its operations through its subsidiaries, it depends on those entities for payments or distributions in order to meet its obligations. The deterioration of the earnings from, or other available assets of, its subsidiaries for any reason could limit or impair their ability to pay Alternus and/or the Company and adversely affect the Company’s operations.
The reduction, modification or elimination of government subsidies and economic incentives may reduce the economic benefits of existing solar parks and the opportunities to develop or acquire suitable new solar parks.
Government subsidies and incentives have primarily been in the form of FiT price support schemes, tax credits, net metering, and other incentives to end-users, distributors, system integrators and manufacturers of solar energy products. The availability and size of such subsidies and incentives depend, to a large extent, on political and policy developments relating to environmental concerns in a given country. Changes in policies could lead to a significant reduction in, or discontinuation of, the support for renewable energies in such country, which could, in turn, have a material adverse effect on Alternus, and in turn, the Company’s business, financial condition, results of operations, and prospects.
Decreases in the spot market price of electricity could harm Alternus’ revenue and reduce the competitiveness of solar parks in grid-parity markets.
The price of electricity from Alternus’ solar parks is fixed through PPAs or FiTs for a majority of its owned capacity. A FiT is a policy designed to support the development of renewable energy sources by providing a guaranteed, above-market price for producers. FiTs usually involve long-term contracts, anywhere from 15 to 20 years, whereas the PPAs that currently provide the additional revenue are typically renewed and may be terminated annually. In countries where the price of electricity is sufficiently high such that solar parks can be profitably developed without the need for government price supports, solar parks may choose not to enter into PPAs and would instead sell based on the spot market price of electricity. Revenue for Alternus’ solar parks in Italy and Romania could fluctuate with the electricity spot market after the expiration of any PPA, unless it is renewed. The market price of electricity can be subject to significant fluctuations.
Decreases in the spot price of electricity in such countries could render PV energy less competitive compared to other forms of electricity. Thus, the spot market price of electricity may have a material adverse effect on Alternus, and in turn, Company’s business, results of operations, cash flows, and financial condition.
Alternus’ power purchase agreements may not be successfully completed.
Payments by power purchasers under a PPA may provide the majority of a Subsidiary’s or a project’s cash flows. There can be no assurance that any or all of the power purchasers will fulfill their obligations under their PPAs or that a power purchaser will not become bankrupt, or that upon any such bankruptcy, its obligations under its respective PPA will not be rejected by a bankruptcy trustee. There are also additional risks relating to PPAs, including the occurrence of events beyond the control of a power purchaser that may excuse it from its obligation to accept and pay for the delivery of energy generated by the project company’s plant. The failure of a power purchaser to fulfill its obligations under any PPA or the termination of any PPA may have a material adverse effect on the respective project or project company and therefore on Alternus, and in turn, the Company.
The seasonality of the Alternus’ Subsidiaries’ operations may materially affect the Company’s business, results of operations, cash flow, and financial condition.
The energy production industry is subject to seasonal variations as well as other significant events. For instance, the amount of electricity and revenues generated by Alternus’ solar generation facilities is dependent in part, on the amount of sunlight, or irradiation, where the assets are located. Due to shorter daylight hours in winter months, there is less irradiation and the generation produced by these facilities will vary depending on the season.
The seasonality of Alternus’ energy production may create increased demands on liquidity during periods when cash generated from operating activities are lower and Alternus, and in turn, the Company may also require additional equity or debt financing to maintain its solvency, which may not be available when required or available on commercially favorable terms. Thus, the Company may struggle to maintain sufficient financial liquidity to absorb the impact of seasonal variations in energy productions. Other significant events and seasonal variations may adversely affect the Company’s business, results of operations, cash flow, and financial condition.
The acquisition of renewable energy facilities or of companies that own and operate renewable energy facilities is subject to substantial risk.
A significant part of Alternus’ business model has been to acquire new renewable energy facilities and companies that own and operate renewable energy facilities. Acquisition of renewable energy facilities or of companies that own and operate renewable energy facilities is subject to substantial risk. While Alternus believes that it has performed adequate due diligence on prospective acquisitions, it may not have been able to discover all potential operational deficiencies in such renewable energy facilities. In addition, Alternus’ expectations for the operating performance of newly constructed renewable energy facilities as well as those under construction are based on assumptions and estimates made without the benefit of an operating history.
If the Company consummates any future acquisitions, in line with Alternus’ business model, its capitalization and results of operations may change significantly, and shareholders will generally not have the opportunity to evaluate the economic, financial and other relevant information that the Company considers in determining the application of these funds and other resources. As a result, the consummation of acquisitions may have a material adverse effect on the Company’s business, financial condition, results of operations and cash flows.
Further, the Company may not be able to successfully integrate acquired businesses and, where desired, their product portfolios, and therefore the Company may not be able to realize the intended benefits of such acquisitions. The failure to integrate acquired businesses effectively may adversely impact the Company’s business, results of operations or financial condition.
The delay between making significant upfront investments in solar parks and receiving revenue could materially and adversely affect the Company’s liquidity, business and results of operations.
There are generally multiple months between the initial significant upfront investments in solar parks, solar park development and obtaining permits to build solar parks which Alternus expects to own and operate and when it begins to receive revenues from the sale of electricity generated by such solar parks after grid connection. Historically, Alternus has relied on third-party equity contribution, bridging and bank loans to pay for costs and expenses incurred during project development, especially to third parties for PV modules and balance-of-system components and EPC and O&M services. Such investments may be non-refundable. Solar parks typically generate revenue only after becoming commercially operational and once they are able to sell electricity to the power grid. Between Alternus’ initial investments in the development of solar parks (through its model of working with local developers) and their connection to the transmission grid, there may be adverse developments impacting such solar parks. The timing gap between its upfront investments and actual generation of revenue, or any added delay due to unforeseen events, could put strains on Alternus’ liquidity and resources and materially and adversely affect its profitability and results of operations.
The Company may experience delays related to developing and maintaining renewable energy projects.
Development of solar power projects can take many months or years to complete and may be delayed for reasons beyond its control. Development usually requires a company to make some up-front payments for, among other things, land/rooftop use rights and permitting in advance of commencing construction, and revenue from these projects may not be recognized for several additional months following contract signing. Furthermore, a company may become constrained in its ability to simultaneously fund other investments in such projects.
Development, operation and maintenance of renewable energy projects and related infrastructure expose Alternus to numerous risks, including construction, environmental, regulatory, permitting, commissioning, start-up, operating, economic, commercial, political and financial risks. This involves risks of failure to obtain or substantial delays in obtaining: (i) regulatory, environmental or other approvals or permits; (ii) financing; (iii) leasing; and (iv) suitable equipment supply, operating and off-take contracts. Moreover, renewable energy assets are subject to energy regulation and require governmental licenses and approval for their operation. The failure to obtain, maintain or comply with the licenses and approvals relating to Alternus’ assets and the resulting costs, fines and penalties, could materially and adversely affect the Company’s ability to operate the assets. Renewable energy projects also require significant expenditure before the assets begin to generate income and often require long-term investment to enable projects to generate expected levels of income. The development of solar power projects also requires significant management attention to negotiate the terms of engagement and monitor the progress of the projects which may divert management’s attention from other matters.
Solar project development is challenging and may ultimately not be successful and miscalculations in planning a project may negatively affect engineering procurement and construction (“EPC”) prices, all of which could increase the costs, delay or cancel a project, and have a material adverse effect on its business, financial condition, results of operations and profit margins.
The development of solar projects involves numerous risks and uncertainties and requires extensive research, planning and due diligence. Alternus, and in turn, the Company may be required to incur significant amounts of capital expenditure for land/rooftop use rights, interconnection rights, preliminary engineering, permits, legal and other expenses before it can determine whether a solar power project is economically, technologically or otherwise feasible. Success in developing a solar power project is contingent upon, among other things:
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securing investment or development rights;

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securing suitable project sites, necessary rights of way, satisfactory land/rooftop use or access rights in the appropriate locations with capacity on the transmission grid and related permits, including completing environmental assessments and implementing any required mitigation measures;

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rezoning land, as necessary, to support a solar power project;

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negotiating satisfactory EPC agreements;

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negotiating and receiving required permits and approvals for project development from government authorities on schedule;

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completing all required regulatory and administrative procedures needed to obtain permits and agreements;

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procuring rights to interconnect the solar power project to the electric grid or to transmit energy;

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paying interconnection and other deposits, some of which are non-refundable;

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signing grid connection and dispatch agreements, power purchase agreements, or PPAs, or other arrangements that are commercially acceptable, including adequate for providing financing;

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obtaining project financing, including debt financing and own equity contribution;

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negotiating favorable payment terms with suppliers; and

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completing construction on schedule in a satisfactory manner.

Successful completion of a particular solar project may be adversely affected by numerous factors, including without limitation:
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unanticipated changes in project plans or defective or late execution;

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difficulties in obtaining and maintaining governmental permits, licenses and approvals required by existing laws and regulations or additional regulatory requirements not previously anticipated;

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potential challenges from local residents, environmental organizations, and others who may not support the project;

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uncertainty in the timing of grid connection;

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the inability to procure adequate financing with acceptable terms;

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unforeseeable engineering problems, construction or other unexpected delays and contractor performance shortfalls;

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labor, equipment and materials supply delays, shortages or disruptions, or work stoppages;

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adverse weather, environmental and geological conditions, force majeure and other events outside of owner’s control; and

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cost overruns, due to any one or more of the foregoing factors.

Accordingly, some of the solar power projects in Alternus’ pipeline may not be completed or even proceed to construction. If several solar power projects are not completed, Alternus’ business, financial condition and results of operations could be materially and adversely affected.
Development activities may be subject to cost overruns or delays, which may materially and adversely affect the Company’s financial results and results of operations.
Development of Alternus’ solar power projects may be adversely affected by circumstances outside of its control, including inclement weather, a failure to receive regulatory approvals on schedule or third-party delays in providing solar modules, inverters or other materials. Obtaining full permits for solar power projects is time consuming and Alternus may not be able to meet the expected timetable for obtaining full permits for solar power projects in the pipeline. In addition, Alternus usually relies on external contractors for the development and construction of solar power projects and may not be able to negotiate satisfactory agreements with them. If contractors do not satisfy their obligations or do not perform work that meets Alternus’ quality standards or if there is a shortage of third-party contractors or if there are labor strikes that interfere with the ability of employees or contractors to complete their work on time or within budget, Alternus could experience significant delays or cost overruns. Changes in project plans or designs, or defective or late execution may increase Alternus’ costs and cause delays. Increases in the prices of solar products and balance-of-system components may increase procurement costs. Labor shortages, work stoppages or labor disputes could significantly delay a project or otherwise increase costs. In addition, delays in obtaining, Alternus’ inability to obtain, or a lack of proper construction permits or post-construction approvals could delay or prevent the construction of solar power projects, commencing operation and connecting to the relevant grid.
Alternus may not be able to recover any of these losses in connection with construction cost overruns or delays. In addition, in certain cases of delay, Alternus might not be able to obtain any FiT or PPA at all, as certain FiTs or PPAs require that it connects to the transmission grid by a certain date. A reduction or forfeiture of FiT or PPA payments would materially and adversely affect the financial results and results of operations for that solar power project.
Impact of RePowerEU programme on Alternus’ business and future prospects.
In May 2022, the European Commission published “REPowerEU”, billed as “a plan to rapidly reduce dependence on Russian fossil fuels and fast forward the green transition”. The plan involves a number of initiatives to achieve this goal, including energy savings, identifying alternative sources of natural gas procurement like LNG imports, and expanded use of heat pumps in buildings. But the largest and most ambitious portion of the plan involves a “massive scaling up and speeding up of renewable energy in power generation, industry, buildings, and transport.” Such a large and ambitious plan comes with numerous associated risks and uncertainties as further described below.
Specifics related to accelerated renewable deployment include:
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A dedicated EU Solar Strategy to double solar photovoltaic capacity by 2025 and install 600 GW by 2030 (in other words, building the same amount of solar in Europe in the next 3 years as built in the last 20)

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This growth strategy will increase the solar industries’ dependency on raw materials and components being sourced from outside Europe. Diversification of the supply chain may delay implementation and increase costs. Additionally, implementation may result in political and regulatory bottlenecks at the country level with key stakeholder support critical within individual markets, which may be difficult to achieve.
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A commission recommendation to tackle slow and complex permitting for major renewable energy projects, and recognition of renewable energy as an overriding public interest. This includes proposals to cut the permitting time for major renewable projects by half and a targeted amendment to the Renewable Energy Directive to recognize renewable energy as an overriding public interest;

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The Renewable Energy Directive is applied differently across member states which could prove to be a barrier in tackling development timelines. Additionally, permitting is just one component of the project development cycle. Significant infrastructural upgrades such as those envisaged under major renewable energy projects, for example increasing grid availability may take longer than expected within the individual markets which reduces grid capacity in the medium term. This may affect the Company’s planned developments depending on the market, particularly those projects which are in the early stages of development.

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Dedicated “go-to” areas for renewables to be put in place by member states, with shortened and simplified permitting processes in areas with lower environmental risks. The commission is making available datasets for its digital mapping tool to help member states quickly identify such “go-to” areas.

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The Company may not have any development projects located in these “go-to” areas, and the Company would therefore not benefit from the shortened and simplified permitting processes.

PV plants quality or PV plants performance.
Insufficient quality of installed solar modules and other equipment resulting in faster than estimated degradation may lead to lower revenues and higher maintenance costs, particularly if the product guarantees have expired or the supplier is unable or unwilling to respect its obligations. Even well-maintained high-quality PV solar power plants may, from time to time, experience technical breakdown. Furthermore, widespread PV plant failures may damage Alternus’ market reputation, reduce its market share and cause a decline of construction projects. Although a defect in Alternus’ PV plants may be caused by defects in products delivered by its sub-suppliers which are incorporated into its PV plants, there can be no assurance that the Company will be entitled to or successful in claiming reimbursement, repair, replacement or damages from its sub-suppliers relating to such defects.
The holding companies in Alternus have a significant number of foreign subsidiaries with whom they have entered into many related party transactions. The relationship of such holding companies with these entities could adversely affect Alternus in the event of their bankruptcy or similar insolvency proceeding.
Any reductions or modifications to, or the elimination of, governmental incentives or policies that support solar energy, including, but not limited to, tax laws, policies and incentives, renewable portfolio standards or feed-in-tariffs, or the imposition of additional taxes or other assessments on solar energy, could result in, among other items, the lack of a satisfactory market for the development and/or financing of new solar energy projects, our abandoning the development of solar energy projects, a loss of our investments in solar energy projects and reduced project returns, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
We depend heavily on government policies that support utility scale renewable energy and enhance the economic feasibility of developing and operating solar energy projects in regions in which we operate or plan to develop and operate renewable energy facilities. The federal government and a majority of state governments in the United States provide incentives, such as tax incentives, renewable portfolio standards or feed-in-tariffs, that support or are designed to support the sale of energy from utility scale renewable energy facilities, such as wind and solar energy facilities. As a result of budgetary constraints, political factors or otherwise, governments from time to time may review their laws and policies that support renewable energy and consider actions that would make the laws and policies less conducive to the development and operation of renewable energy facilities. Any reductions or modifications to, or the elimination of, governmental incentives or policies that support renewable energy or the imposition of additional taxes or other assessments on renewable energy, could result in, among other items, the lack of a satisfactory market for the development and/or financing of new renewable energy projects, our abandoning the development of renewable energy projects, a loss of our investments in the projects and reduced project returns, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
For example, in Q4 2022, the Polish parliament unilaterally decided to implement a lower price cap rather than the proposed European Commission recommended price cap. This specific price cap, in addition to the uncertainty created by differing government guidance and subsequent amendments to the timing and implementation of the price cap, had a material adverse impact on the ability of Alternus to optimize the government linked Contracts for Difference (CfD) scheme on certain Polish projects it intended to acquire, which in turn significantly reduced the forecasted revenues for the Polish solar park portfolio in the near term. As a result of the above, and combined with other factors, Alternus was unable to close this acquisition within the expected time frame. It is possible that policy changes such as these may continue or be adopted by other countries in the future such that they could materially adversely affect our business, financial condition, results of operations and prospects.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “IRA”), which extends the availability of investment tax credits (“ITCs”) and production tax credits (“PTCs”). For our US operations, we expect to claim ITCs with respect to qualifying solar energy projects. In this we may also structure tax equity partnerships, and may rely upon applicable tax law and published Internal Revenue Service (“IRS”) guidance. However, the application of law and guidance regarding ITC eligibility to the facts of particular solar energy projects is subject to a number of uncertainties, in particular with respect to the new IRA provisions for which Department of Treasury regulations (“Treasury Regulations”) are forthcoming, and there can be no assurance that the IRS will agree with our approach in the event of an audit. The Department of Treasury is expected to issue Treasury Regulations and additional guidance with respect to the application of the newly enacted IRA provisions, and the IRS and Department of Treasury may modify existing guidance, possibly with retroactive effect. Any of the foregoing items could reduce the amount of ITCs or, if applicable, PTCs available to us and/or our tax equity partners. In this event, we could be required to adjust the terms of future tax equity partnerships, or seek alternative sources of funding for solar energy projects, each of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
Holding companies within Alternus have historically entered into multiple transactions with their affiliates. These transactions include financial guarantees and other credit support arrangements, including letters of comfort to such affiliates pursuant to which the holding companies undertake to provide financial support to these affiliates and adequate resources as required to ensure that they are able to meet certain liabilities and local solvency requirements. These holding companies are currently party to many such affiliate transactions, and it is likely they will enter into new and similar affiliate transactions in the future.
In the event that any of these affiliates become bankrupt or insolvent, there can be no assurance that a court or other foreign tribunal, liquidator, monitor, trustee or similar party would not seek to enforce these intercompany arrangements and guarantees or otherwise seek relief against the holding companies and their other affiliates. If any of Alternus’ material foreign subsidiaries (e.g., subsidiaries that hold a significant number of customer contracts, or that are the parent company of other material subsidiaries) become subject to a bankruptcy, liquidation or similar insolvency proceeding, such proceeding could have a material adverse effect on the business and results of operations of Alternus.
Alternus is in a highly competitive marketplace.
The renewable energy industry is highly competitive and Alternus faces significant competition in the markets in which it operates. Some of our competitors may have advantages over us in terms of greater operational, financial and technical management as well as additional resources in particular markets or in general. Alternus’ competitors may also enter into strategic alliances or form affiliates with other competitors to its detriment. Suppliers or contractors may merge with Alternus’ competitors which may limit its choices of contractors and hence the flexibility of its overall project execution capabilities. Increased competition may result in price reductions, reduced profit margins and loss of market share.

Moreover, Alternus’ current business strategy is to become a global IPP and to own and operate all of the solar parks which it develops and acquires. As part of Alternus’ growth plan, it may, in the future, acquire solar parks in various development stages through a competitive bidding process as part of the auction schemes in the various jurisdictions it plans to grow and establish itself in as well as the current countries it operates in. The bidding and selection process is affected by a number of factors, including factors that may be beyond Alternus’ control, such as market conditions or government incentive programs. Alternus’ competitors may have greater financial resources, a more effective or established localized business presence or a greater willingness or ability to operate with little or no operating margins for sustained periods of time. Any increase in competition during such bidding processes or reduction in its competitive capabilities could have a significant adverse impact on its market share and on the margins it generates from its solar parks.
Further, large, utility-scale solar parks must be interconnected to the power grid in order to deliver electricity, which requires Alternus, through its local partnerships, to find suitable sites with capacity on the power grid available. Alternus’ competitors may impede its development efforts by acquiring control of all or a portion of a PV site it seeks to develop. Even when Alternus has identified a desirable site for a solar park, its ability to obtain site control with respect to the site is subject to its ability to finance the transaction and growing competition from other solar power producers that may have better access to local government support, financing or other resources. If Alternus is unable to find or obtain site control for suitable PV sites on commercially acceptable terms, its ability to develop new solar parks on a timely basis or at all might be harmed, which could have a material adverse effect on Alternus’ business, financial condition and results of operations.
We depend on certain key personnel and loss of these key personnel could have a material adverse effect on our business, financial condition and results of operations.
The success of Alternus depends to a significant degree on the services rendered to it by its key employees. Due to the level of technical expertise necessary to support its business strategy, the success of the Company will depend upon its ability to attract and retain highly skilled and seasoned professionals in the solar industry for which competition is intense. In particular, Alternus is heavily dependent on the continued services of Mr. Vincent Browne, its Chief Executive Officer. The loss of any key employee, including executive officers or members of senior management teams, and the failure to attract, train and retain highly skilled personnel with sufficient experience in the industry to replace them, could harm the Company’s prospects, business, financial condition, and the results of operations will be materially affected.
If sufficient demand for solar parks does not develop or takes longer to develop than anticipated, Alternus’ business, financial condition, results of operations and prospects could be materially and adversely affected.
The PV market is at a relatively early stage of development in some of the markets that the Company may intend to enter. The PV industry continues to experience lower costs, improved efficiency and higher electricity output. However, trends in the PV industry are based only on limited data and may not be reliable. Many factors may affect the demand for solar parks including, among others, cost and availability of financing for solar parks, fluctuations in economic and market conditions, competition from non-solar energy sources, environmental concerns, public perception and regulations and policies governing the electric power industry and the broader energy industry.
If market demand for solar parks fails to develop sufficiently, Alternus’ business, financial condition, results of operations and prospects could be materially and adversely affected.
Alternus is subject to risks associated with fluctuations in the prices of PV modules and balance-of-system components or in the costs of design, construction and labor.
Alternus procures supplies for solar park construction, such as PV modules and balance-of-system components, from third-party suppliers. Alternus typically enters into contracts with its suppliers and contractors on a project-by-project basis or a project portfolio basis. Alternus generally does not maintain long-term contracts with its suppliers. Therefore, Alternus is exposed to fluctuations in prices for its PV modules and balance-of-system components. Increases in the prices of PV products or balance-of-system components or fluctuations in design, construction, labor and installation costs may increase the cost of procuring equipment and engaging contractors and hence materially and adversely affect its results of operations.
Refurbishment of renewable energy facilities involve significant risks that could result in unplanned power outages or reduced output.
Alternus’ facilities may require periodic upgrading and improvement. Any unexpected operational or mechanical failures, such as the failure of a single inverter, or other failures associated with breakdowns and forced outages generally, and any decreased operational or management performance, could reduce its facilities’ generating capacity below expected levels, reducing its revenues. Unanticipated capital expenditures associated with upgrading or repairing its facilities may also reduce our profitability.
Alternus may also choose to refurbish or upgrade its facilities based on its assessment that such activity will provide adequate financial returns and key assumptions underpinning a decision to make such an investment may prove incorrect, including assumptions regarding construction costs, timing, available financing and future power prices. This could have a material adverse effect on Alternus’ business, financial condition, results of operations and cash flows.
Moreover, spare parts for solar facilities and key pieces of equipment may be hard to acquire or unavailable to Alternus. Sources of some significant spare parts and other equipment are located outside of the jurisdictions in which it operates. Suppliers of some spare parts have filed, or may in the future file for, bankruptcy protection, potentially reducing the availability of parts that it requires to operate certain of its power generation facilities. Other suppliers may for other reasons cease to manufacture parts that it requires to operate certain of its power generation facilities. If Alternus was to experience a shortage of or inability to acquire critical spare parts, it could incur significant delays in returning facilities to full operation, which could negatively impact its business financial condition, results of operations and cash flows.
Alternus’ project operations may be adversely affected by weather and climate conditions, natural disasters and adverse work environments.
Alternus may operate in areas that are under the threat of floods, earthquakes, landslides, mudslides, sandstorms, drought, or other inclement weather and climate conditions or natural disasters. If inclement weather or climatic conditions or natural disasters occur in areas where its solar parks and project teams are located, project development, connectivity to the power grid and the provision of O&M services may be adversely affected. In particular, materials may not be delivered as scheduled and labor may not be available. As some of its solar parks are located in the same region, such solar parks may be simultaneously affected by weather and climate conditions, natural disasters and adverse work environments.
Moreover, natural disasters which are beyond Alternus’ control may adversely affect the economy, infrastructure and communities in the countries and regions where it conducts its business operations. Such conditions may have an adverse effect on its work performance, progress and efficiency or even result in personal injuries or fatalities.
Business interruptions, whether due to catastrophic disasters or other events, could adversely affect Alternus’ operations, financial condition and cash flows.
Alternus’ operations and those of its contract manufacturers and outsourced service providers are vulnerable to interruption by fire, earthquake, hurricane, flood or other natural disaster, power loss, computer viruses, computer systems failure, telecommunications failure, quarantines, national catastrophe, terrorist activities, war and other events beyond its control. For instance, some of Alternus’ solar parks are located in Italy near medium risk areas regarding seismic activity and may be vulnerable to damage from earthquakes. If any disaster were to occur, Alternus’ ability and the ability of its contract manufacturers and outsourced service providers to operate could be seriously impaired and it could experience material harm to its business, operating results and financial condition. In addition, the coverage or limits of its business interruption insurance may not be sufficient to compensate for any losses or damages that may occur.
Any such terrorist acts, environmental repercussions or disruptions, natural disasters, theft incidents or other catastrophic events could result in a significant decrease in revenues or significant reconstruction, remediation or replacement costs, beyond what could be recovered through insurance policies, which could have a material adverse effect on its operating results and financial condition.
Global economic conditions and any related ongoing impact of supply chain constraints and the market of our product and service could adversely affect our results of operations.
Due to the specific nature of solar photovoltaic industry, we depend on a limited number of suppliers of solar panels, batteries, and other system components needed to expand, operate and function our solar parks, thus making us susceptible to quality issues, shortages, bottlenecks, and price changes. The uncertain condition of the global economy as well as the current conflict between Russia and Ukraine, including the retaliatory economic measures taken by United States, European, and others continue impacting businesses around the world, and has and may continue to impact several components producers and suppliers that form part of our supply chain; impacting products, materials, components, and parts required to operate our solar parks and expand our solar offering, both in the Europe, in the US and globally. In times of rapid industry growth or regulatory change such as current times, any further deterioration of the geopolitical, socio-economic conditions or financial uncertainty to provide our services could reduce customers’ confidence and affect negatively our sales and results of operations.
Although we have implemented policies and procedures to maintain compliance with applicable laws and regulations, these and other similar trade restrictions that may be imposed in the future could cause installation and capacity expansion delay, amidst restrictions on the global supply of polysilicon and solar products. This could result in near-term supply crunch in solar energy systems despite higher costs, as well as increased costs of polysilicon and the overall cost of solar energy systems, potentially translating into a material adverse effect on our business, financial condition, results of operations and prospects.
Fluctuations in foreign currency exchange rates may negatively affect Alternus’ revenue, cost of sales and gross margins and could result in exchange losses.
Alternus’ business and operational activities are dispersed and subsidiaries within it trade in their functional currencies in the course of their business operations. Alternus’ investment holding companies transact in functional currencies of their subsidiaries. Alternus’ investment holding companies may have foreign financing and investing activities, which exposes it to foreign currency risk. Any increased costs or reduced revenue as a result of foreign exchange rate fluctuations could adversely affect its profit margins.
Although Alternus has access to a variety of financing solutions that are tailored to the geographic location of its projects and local regulations, it has not entered into any hedging transactions to reduce the foreign exchange rate fluctuation risks, but may do so in the future when it is deemed appropriate to do so in light of the significance of such risks. However, if Alternus decides to hedge its foreign exchange exposure in the future, it cannot be assured that it will be able to reduce its foreign currency risk exposure in an effective manner, at reasonable costs, or at all.
If Alternus fails to comply with financial and other covenants under debt arrangements, its financial condition, results of operations and business prospects may be materially and adversely affected.
Alternus has a number of covenants related to certain debt arrangements that require it to maintain certain financial ratios.
These restrictions could affect Alternus’ ability to operate its business and may limit the ability to react to market conditions or take advantage of potential business opportunities as they arise. For example, such restrictions could adversely affect Alternus’ ability to finance its operations, make strategic acquisitions, investments or alliances, restructure its organization or finance its capital needs. Additionally, Alternus’ ability to comply with these covenants may be affected by events beyond its control. These include prevailing economic, financial and industry conditions. Failure to comply with financial and other covenants may potentially result in increased financial costs, the requirement for additional security or cancellation of loans, which in turn may have a material adverse effect on its results of operations, cash flow and financial condition.
Any default under debt arrangements could lead to an event of default and acceleration under other debt instruments that contain cross default or cross acceleration provisions, as applicable at any given time.

If the creditors of Alternus accelerate the payment of those amounts, investors cannot be assured that the Company’s assets would be sufficient to repay in full those amounts, to satisfy all other liabilities which would be due and payable and to ensure that net assets will be available to the shareholders. For example, Alternus’ subsidiary, Solis Bond Company DAC, breached all three financial covenants under its bond terms: (i) the minimum liquidity covenant, (ii) the minimum equity ratio covenant, and (iii) the leverage ratio. In April of 2023 Solis Bond Company DAC received a temporary waiver from its bondholders, in which the bondholders approved to extend to September 30, 2023. In September of 2023, holders of more than 50% of the Solis Bond interests agreed in writing with Solis Bond Company DAC to further extend the temporary waiver to December 16, 2023 (the “Solis Extension”), which such extension is expected to be formally approved by vote of the requisite 67% of bondholders on or before October 16, 2023. We cannot guarantee that the bondholders will formally approve the Solis Extension or that such approval will occur on the foregoing anticipated timeline.
Under the existing waiver agreement, Solis Bond Company DAC must fully repay the Solis Bond by September 30, 2023, and under the Solis Extension, Solis must fully repay the Solis Bond by December 16, 2023. If Solis is unable to fully repay the Solis Bond by December 16, 2023, or if the bondholders do not formally approve the Solis Extension, Solis’ bondholders will have the right to immediately transfer ownership of Solis and all of its subsidiaries to the bondholders and proceed to sell Solis’ assets to recoup the full amount owed to the bondholders, which is as of June 30, 2023 €147,000,000 (approximately $158,000,000). If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated.
In addition, Alternus typically pledges its solar park assets or account or trade receivables to raise debt financing, and it is restricted from creating additional security over its assets. If Alternus is in breach of one or more financial or other covenants or negative pledge clauses under any of its loan agreements and are not able to obtain waivers from the lenders or prepay such loan, repayment of the indebtedness under the relevant loan agreement may be accelerated, which may in turn require Alternus to repay the entire principal amount including interest accrued, if any, of certain of its other existing indebtedness prior to their maturity under cross-default provisions of other loan agreements. If Alternus lacks sufficient financial resources to make required payments, the pledgees may auction or sell the assets or interest of Alternus’ solar parks to enforce their rights under the pledge contracts and loan agreements. Any of those events could have a material adverse effect on its financial condition, results of operations and business prospects.
If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders in connection with an event of default under the Solis Bond, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated.
Alternus’ subsidiary, Solis, breached three financial covenants under its bond terms and has received a waiver from its bondholders, which extended the date on which Solis must repay its bonds to September 30, 2023. In September of 2023, holders of more than 50% of the Solis Bond interests agreed in writing with Solis Bond Company DAC to further extend the temporary waiver to December 16, 2023, which such extension is expected to be formally approved by vote of the requisite 67% of bondholders on or before October 16, 2023. We cannot guarantee that the bondholders will formally approve the Solis Extension or that such approval will occur on the foregoing anticipated timeline.
There is no assurance that Solis will meet the terms of the existing waiver or the terms of the Solis Extension. If Solis is unable to fully repay the bonds, which is as of June 30, 2023 €147,000,000 (approximately $158,000,000), by December 16, 2023, or if the bondholders do not formally approve the Solis Extension, Solis will be in an event of default under its bond terms and Solis’ bondholders have the right to immediately transfer ownership of Solis and all of its subsidiaries to the bondholders for €1.00 and proceed to sell Solis’ assets to recoup the full amount owed to the bondholders. If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders, the majority of Alternus’ current operating assets and related revenues would be eliminated immediately upon the date of any ownership change and Alternus would no longer be able to book the associated EBIDTA. This would have a material adverse effect on Alternus’ results of operations, cash flow and financial condition.

If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders in connection with an event of default under the Solis Bond, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated and the Company’s stockholders may be negatively impacted.
If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders, the majority of Alternus’ current operating assets and related revenues would be eliminated immediately upon the date of any ownership change and Alternus would no longer be able to book the associated EBIDTA. This would have a material adverse effect on Alternus’ results of operations, cash flow and financial condition. While the board of directors of the Company considered this in their recommendation that stockholders vote for the business combination, the of occurrence of this material adverse effect could have far-reaching and unpredictable outcomes on the stockholders of the Company, post business combination. As an example, if Alternus is unable to expand and replace assets which were sold off in connection with Alternus’ default under the Solis Bond, it may not be able to reach its current level of revenues or EBITDA for a substantial period of time, extending to a period of years, if ever. As such, stockholders of the post-combination Company may never receive dividends or the value of the Combination Company’s stock may be significantly lower than $10.00, the initial price of the public units.
Alternus is subject to counterparty risks under our FiT price support schemes and Green Certificates (“GC”) Schemes.
As an IPP, Alternus generates electricity income primarily pursuant to FiT price support schemes or GCs, which subjects it to counterparty risks with respect to regulatory regimes. Its FiT price support schemes in one region or country are generally signed with a limited number of electric utilities. Alternus relies on these electric utilities to fulfill their responsibilities for the full and timely payment of its tariffs. In addition, the relevant regulatory authorities may retroactively alter their FiT price support regimes or GC schemes in light of changing economic circumstances, changing industry conditions or for any number of other reasons. If the relevant government authorities or the local power grid companies do not perform their obligations under the FiT or GC price support schemes and it is unable to enforce its contractual rights, Alternus’ results of operations and financial condition may be materially and adversely affected.
Alternus’ international operations require significant management resources and present legal, compliance and execution risks in multiple jurisdictions.
Alternus has adopted a business model under which it maintains significant operations and facilities through its subsidiaries located in Europe while its corporate management team and directors are primarily based in Ireland and the U.S. The nature of Alternus’ business may stretch its management resources thin as well as make it difficult for its’s corporate management to effectively monitor local execution teams. The nature of Alternus’ operations and limited resources of its management may create risks and uncertainties when executing its strategy and conducting operations in multiple jurisdictions, which could adversely affect the costs and results of operations of Alternus.
The development and installation of solar energy systems is highly regulated; the Company may fail to comply with laws and regulations in the countries where it develops, constructs and operates solar power projects and the government approval process may change from time to time, which could severely disrupt our business operations.
The development and installation of solar energy systems is subject to oversight and regulation under local ordinances; building, zoning and fire codes; utility interconnection requirements for metering; and other rules and regulations. We attempt to keep apprised on these requirements on a national, state and local level and must design and install our solar energy systems to comply with varying standards. Certain jurisdictions may have ordinances that prevent or increase the cost of installation of our solar energy systems. New government regulations or utility policies pertaining to the installation of solar energy systems are unpredictable and might result in significant additional expenses or delays, which could cause a significant reduction in demand for solar energy systems.
The Company conducts its business in many countries and jurisdictions that are governed by different laws and regulations, including national and local regulations relating to building codes, taxes, safety, environmental protection, utility interconnection and metering and other matters. The Company has established subsidiaries in these countries and jurisdictions which were required to comply with various local laws and regulations. While the Company strives to work with its local counsel and other advisers to comply with the laws and regulations of each jurisdiction in which it has operations, there may be instances of non-compliance, which may result in fines, sanctions and other penalties against the non-complying subsidiaries and its directors and officers. For example, in 2020, the Company’s Romanian subsidiary, LJG Green Source Energy Beta S.r.l. had an ANRE investigation resulting from actions of the previous owner related to the breach of Article 5 of the EU Regulation No. 1227/2011 on wholesale energy market integrity and transparency by engaging in market manipulation or attempted market manipulation on the wholesale energy markets following transactions concluded between January 1, 2019 to March 31, 2020. This investigation resulted in a penalty of RON 400,000 (approximately $80,000). The Company cannot make any assurances that other instances of non-compliance will not occur in the future which may materially and adversely affect its business, financial condition or results of operations.
In order to develop solar power projects, the Company must obtain a variety of approvals, permits and licenses from various authorities. The procedures for obtaining such approvals, permits and licenses vary from country to country, making it onerous and costly to track the requirements of individual localities and comply with the varying standards. Moreover, sovereign states retain the power to adjust their energy policies and alter approval procedures applicable to the Company. If the regulatory requirements become more stringent or the approval process becomes less efficient, the key steps in the Company’s business operations including project development, facility upgrading and product sales, could be severely disrupted or delayed. Failure to obtain the required approvals, permits or licenses or to comply with the conditions associated therewith could result in fines, sanctions, suspension, revocation or non-renewal of approvals, permits or licenses, or even criminal penalties, which could have a material adverse effect on the Company’s business, financial condition and results of operations.
Any new government regulations pertaining to the Company business or solar power projects may result in significant additional expenses. The Company cannot assure that it will be able to promptly and adequately respond to changes of laws and regulations in various jurisdictions, or that its employees and contractors will act in accordance with such laws. Failure to comply with laws and regulations where the Company develops, constructs and operates solar power projects may materially and adversely affect our business, results of operations and financial condition.
Existing rules, regulations and policies pertaining to electricity pricing and technical interconnection of customer-owned electricity generation may not continue, and changes to these regulations and policies might deter the purchase and use of solar energy systems and negatively impact development of the solar energy industry.
The market for solar energy systems in the United States and Europe is heavily influenced by foreign, federal, state and local government regulations and policies concerning the electric utility industry, as well as policies adopted by electric utilities. These regulations and policies often relate to electricity pricing and technical interconnection of customer-owned electricity generation and there is no assurance that they will continue. For example, the vast majority of the United States has a regulatory policy known as net energy metering, or “net metering”, which allows our customers to interconnect their on-site solar energy systems to the utility grid and offset their utility electricity purchases by receiving a bill credit at the utility’s retail rate for energy generated by their solar energy system that is exported to the grid and not consumed on-site. The customer consequently pays for the net energy used or receives a credit at the retail rate if more electricity is produced than consumed. Net metering, in some states, is being replaced with lower credits for the excess electricity sent onto the grid from solar energy systems, and utilities are imposing minimum or fixed monthly charges on owners of solar energy systems. These regulations and policies have been modified in the past and may be modified in the future in ways that can restrict the interconnection of solar energy systems and deter purchases of solar energy systems by customers. Electricity generated by solar energy systems also competes most favorably in markets with tiered rate structures or peak hour pricing that increase the price of electricity when more is consumed. Modifications to these rate structures by utilities, such as reducing peak hour or tiered pricing or adopting flat rate pricing, could require the price of solar energy systems to be reduced in order to compete with the price of utility generated electricity.
By virtue of the newly enacted Bill of October 27, 2022 on extraordinary measures to reduce electricity price levels and support certain end-users in 2023 (which was signed by the President of the Republic of

Poland on November 1, 2022) an obligation to “contribute the Price Difference Payment Fund”, which is calculated pursuant to a formula established by the Council of Ministers for the period from December 1, 2022 to June 20, 2023, has been imposed on certain energy companies. These regulations will impact revenues from power generation and sales in this period.
The obligation to “contribute the Price Difference Payment Fund applies to:
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Energy companies engaged in power trading, and

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Generators of power in plants using both renewable energy sources (i.e. wind energy and solar energy) and fossil fuels, with certain exceptions.

Risk related to legal rights to real property in foreign countries.
The Company’s energy facilities may be located on land which may be subject to government seizure or expropriation. For example, properties relating to the Company’s operations in Scornicesti, Romania, are subject to an ongoing expropriation procedure due to the construction of a new express motorway. The authorities have offered the Company cash as compensation. The process commenced in Q1 2022, and we still have not received any compensation to date. In this case, Alternus believes that the offered compensation represents fair value. However, in general, similar proceedings may not represent fair compensation and could materially affect the Company’s other operations, in which case certain operations may have to cease without sufficient compensation being paid to the Company. Although this particular expropriation does not have a material adverse effect on our business, other types of seizure or expropriation could have a material adverse effect on the Company’s ability to generate revenue.
In addition to the expropriation risk discussed above, the land on which the renewable energy facilities are situated is often subject to long-term easements and land leases. However, the ownership interests in the land subject to these easements and leases may also be subject to mortgages securing loans or other liens (such as tax liens) and other easement and lease rights of third parties (such as leases of oil or mineral rights) that were created prior to the land easements and leases. As a result, the facility’s rights under these easements or leases may be subject, and subordinate, to the rights of those third parties, or even to the relevant government. The Company performs title searches and obtains title insurance to protect itself against these risks. Such measures may, however, be inadequate to protect the Company against all risk of loss of the Company’s rights to use the land on which the renewable energy facilities are located, which could have a material adverse effect on the Company’s business, financial condition and results of operations.
Furthermore, the Company is subject to the risk of potential disputes with property owners or third parties who otherwise have rights to or interests in the properties used for the Company’s solar parks. Such disputes, whether resolved in the Company’s favor or not, may divert management’s attention, harm the Company’s reputation or otherwise disrupt its business. An adverse decision from a court or the absence of an agreement with such third parties may result in additional costs and delays in, or the permanent termination of, the construction and operating phases of any solar park so situated.
Enforcing a United States judgment against Alternus and Alternus’ executive officers and directors in Ireland may be difficult.
Alternus is incorporated in Ireland, Alternus’ corporate headquarters is located in Ireland, and many of Alternus’ current officers and directors reside in Ireland. Service of process upon Alternus, Alternus’ directors and officers, many of whom reside outside the United States, may be difficult to obtain within the United States. Furthermore, because the majority of Alternus’ assets and investments, and a number of Alternus’ directors and officers are located outside of the United States, any judgment obtained in the United States against Alternus or any of them may be difficult to collect within the United States and may not be enforced by an Irish court. It also may be difficult for you to effect service of process on these persons in the United States or to assert U.S. securities law claims in original actions instituted in Ireland. Irish courts may refuse to hear a claim based on an alleged violation of U.S. securities laws reasoning that Ireland is not the most appropriate forum in which to bring such a claim. In addition, even if an Irish court agrees to hear a claim, it may determine that Irish law and not U.S. law is applicable to the claim. If U.S. law is found to be applicable, the content of applicable U.S. law must be proven as a fact by expert witnesses, which can be a time consuming and costly process. Certain matters of procedure will also be governed by Irish law.

There is little binding case law in Ireland that addresses the matters described above. As a result of the difficulty associated with enforcing a judgment against Alternus in Ireland, you may not be able to collect any damages awarded by either a U.S. or foreign court.
Subject to specified time limitations and legal procedures, under the rules of private international law currently prevailing in Ireland, Irish courts may enforce a U.S. judgment in a civil matter, including a judgment based upon the civil liability provisions of U.S. securities laws, as well as a monetary or compensatory judgment in a non-civil matter, provided that the following key conditions are met:
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subject to limited exceptions, the judgment is final and non-appealable;

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the judgment was given by a court competent under the laws of the state of the court and is otherwise enforceable in such state;

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the judgment was rendered by a court competent under the rules of private international law applicable in Ireland;

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the laws of the state in which the judgment was given provide for the enforcement of judgments of Irish courts’ judgments;

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adequate service of process has been effected and the defendant has had a reasonable opportunity to present his arguments and evidence;

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the judgment is enforceable under the laws of Ireland and its enforcement are not contrary to the law, public policy, security or sovereignty of Ireland;

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the judgment was not obtained by fraud and does not conflict with any other valid judgment in the same matter between the same parties; and

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an action between the same parties in the same matter was not pending in any Irish court at the time the lawsuit was instituted in the U.S. court

The Company conducts its business operations globally and is subject to global and local risks related to economic, regulatory, tax, social and political uncertainties.
The Company conducts its business operations in many regions. The Company’s business is therefore subject to diverse and constantly changing economic, regulatory, tax, social, and political conditions.
Changes in the legislative, political, governmental, and economic framework in the regions in which the Company carries on business could have a material impact on its business. In particular, changing laws and policies affecting trade, investment and changes in tax regulations could have a material adverse effect on the Company’s revenues, profitability, cash flows and financial condition.
Any new government regulations pertaining to the Company’s business or solar parks may result in significant additional expenses. Moreover, as the Company enters new markets in different jurisdictions, it will face different regulatory regimes, business practices, governmental requirements and industry conditions.
To the extent that the Company’s business operations are affected by unexpected and adverse economic, regulatory, social or political conditions in the jurisdictions in which the Company has operations, it may experience project disruptions, loss of assets and personnel, and other indirect losses that could adversely affect its business, financial condition and results of operations.
Geopolitical trends toward protectionism and nationalism and the dissolution or weakening of international trade pacts may increase the cost of, or otherwise interfere with, the Company’s conduct of business. Uncertainty about current and future economic and political conditions that affect the Company, its customers and partners make it difficult for the Company to forecast operating results and to make decisions about future investments.
The current invasion of Ukraine by Russia has escalated tensions among the U.S., the North Atlantic Treaty Organization (“NATO”) and Russia. The U.S. and other NATO member states, as well as non-member states, have announced new sanctions against Russia and certain Russian banks, enterprises and individuals. These and any future additional sanctions and any resulting conflict between Russia, the U.S. and NATO countries could have an adverse impact on our current operations.
Further, such invasion, ongoing military conflict, resulting sanctions and related countermeasures by NATO states, the U.S. and other countries are likely to lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions for equipment, which could have an adverse impact on our operations and financial performance.
Recent increases in inflation and in the United States and internationally could adversely affect our business.
Recent increases in inflation in the United States and elsewhere may be leading to increased price volatility for publicly traded securities, including ours, and may lead to other national, regional and international economic disruptions, any of which could make it more difficult for us to consummate a business combination.
The solar energy industry is a new and evolving market, which may not grow to the size or at the rate we expect.
The solar energy industry is a new and rapidly growing market opportunity. We believe the solar energy industry will continue still take several years to fully develop and mature, but we cannot be certain that the market will grow to the size or at the rate that we expect. Any future growth of the solar energy market and the success of our solar service offerings depend on many factors beyond our control, including recognition and acceptance of the solar service market by consumers, the pricing of alternative sources of energy, a favorable regulatory environment, the continuation of expected tax benefits and other incentives, and our ability to provide our solar service offerings cost-effectively, and our business might be adversely affected should the markets for solar energy do not develop to the size or at the rate we expect.
Solar energy has yet to achieve broad market acceptance and depends in part on continued support in the form of rebates, tax credits, and other incentives from federal, state and local governments. If this support diminishes materially, our ability to attract customers for our products and services could be adversely affected. Declining macroeconomic conditions, including labor markets, could contribute to instability and uncertainty among customers and impact their financial ability, credit scores or interest in entering into long-term contracts, even if such contracts would generate immediate and long-term savings.
Market prices of retail electricity generated by utilities or other energy sources also could decline for a variety of reasons, as discussed further below. Any such declines in macroeconomic conditions, changes in retail prices of electricity or changes in customer preferences would adversely impact our business.
Declining costs related to raw materials, manufacturing and the sale and installation of our solar service offerings have been a key driver in the pricing of our solar service offerings and customer adoption of solar energy. The prices of solar modules and raw materials have declined, however the cost of solar modules and raw materials could increase in the future, and such products’ availability could decrease, due to a variety of factors, including restrictions stemming from the COVID-19 pandemic, tariffs and trade barriers, export regulations, regulatory or contractual limitations, industry market requirements, and changes in technology and industry standards.
Other factors may also impact costs, such as our choice to make significant investments to drive growth in the future.
Our business prospects could be harmed if solar energy is not widely adopted or sufficient demand for solar energy systems does not develop or takes longer to develop than we anticipate.
The solar energy market is at a relatively early stage of development. The extent to which solar energy will be widely adopted and the extent to which demand for solar energy systems will increase are uncertain. If solar energy does not achieve widespread adoption or demand for solar energy systems fails to develop sufficiently, we might be unable to achieve our revenue and profit targets. Demand for solar energy systems in our targeted markets might not develop as we anticipate. Many factors may affect the demand for solar energy systems, including the following:

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availability of government and utility company subsidies and incentives to support the development of the solar energy industry;

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government and utility policies regarding the interconnection of solar energy systems to the utility grid;

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fluctuations in economic and market conditions that affect the viability of conventional and non-solar renewable energy sources, such as changes in the price of natural gas and other fossil fuels;

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cost-effectiveness (including the cost of solar modules), performance and reliability of solar energy systems compared with conventional and other non-solar renewable energy sources and products;

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success of other renewable energy generation technologies, such as hydroelectric, wind, geothermal, solar thermal, concentrated solar and biomass;

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availability of customer financing with economically attractive terms;

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fluctuations in expenditures by purchasers of solar energy systems, which tend to decrease in slower economic environments and periods of rising interest rates and tighter credit; and

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deregulation of the electric power industry and the broader energy industry.

Our business has benefited from the declining cost of solar energy system components, and might be harmed to the extent that declines in the cost of such components stabilize or that such costs increase in the future.
Our business has benefited from the declining cost of solar energy system components and to the extent such costs stabilize or decline at a slower rate, or, in fact, increase, our future growth rate may be negatively impacted. The declining cost of solar energy system components and the raw materials necessary to manufacture them has been a key driver in the price of solar energy systems we own, the prices charged for electricity and customer adoption of solar energy. Solar energy system component and raw material prices might not continue to decline at the same rate as they have over the past several years or at all, and growth in the solar industry and the resulting increase in demand for solar energy system components and the raw materials necessary to manufacture them might also put upward pressure on prices. An increase of solar energy system components and raw materials prices could slow our growth and cause our business and results of operations to suffer, and the cost of solar energy system components and raw materials has and could continue to increase due to scarcity of materials, tariff penalties, duties, the loss of or changes in economic governmental incentives or other factors.
Although average selling prices of solar modules in many global markets have declined for several years, recent spot pricing for solar modules has increased, in part, due to elevated commodity and freight costs
While average selling prices of solar modules in many global markets have declined for several years, recent spot pricing for solar modules has increased, in part, due to elevated commodity and freight costs. The price of polysilicon has significantly increased in recent months due to a coal shortage in China, which resulted in higher energy prices and the Chinese government’s mandating power restrictions that led to curtailments of silicon metal production. Given that the majority of global polysilicon capacity is located in China, such higher energy prices and reduced operating capacities have adversely affected the supply of polysilicon, contributing to an increase in polysilicon pricing. In response to such supply shortage, certain other Chinese-based producers of polysilicon are in the process of expanding their production capacity, which is expected to reduce the price of polysilicon in future periods. While the duration of this elevated period of spot pricing is uncertain, module average selling prices in global markets are expected to decline in the long-term, and we believe manufacturers of solar cells and modules, particularly those in China, have significant installed production capacity, relative to global demand, and the ability for additional capacity expansion. We believe the solar industry might experience periods of structural imbalance between supply and demand (i.e., where production capacity exceeds global demand), and that excess capacity will put pressure on pricing, and intense competition at the system level may result in an environment in which pricing falls rapidly, thereby potentially increasing demand for solar energy solutions but constraining the ability for project developers and module manufacturers to sustain meaningful and consistent profitability. We consequently continue to focus on our strategies and points of differentiation, which include our advanced module technology, our manufacturing process, our research and development capabilities, and the sustainability advantage of our modules.

Shortages in the supply of silicon could adversely affect the availability and cost of the solar photovoltaic modules used in our solar energy systems.
Shortages of silicon or supply chain issues could adversely affect the availability and cost of our solar energy systems. Manufacturers of photovoltaic modules depend upon the availability and pricing of silicon, one of the primary materials used in photovoltaic modules. The worldwide market for silicon from time to time experiences a shortage of supply, which can cause the prices for photovoltaic modules to increase and supplies of photovoltaic modules become difficult to obtain. While we have been able to obtain sufficient supplies of solar photovoltaic modules to satisfy our needs to date, this may not be the case in the future. Future increases in the price of silicon or other materials and components could result in an increase in costs to us, price increases to our customers or reduced margins. Other international trade conditions such as work slowdowns and labor strikes at port facilities or major weather events can also adversely impact the availability and price of solar photovoltaic modules.
Due to the lingering effects of the COVID-19 pandemic the solar industry is experiencing supply constraints, which are resulting in an increase in the cost of solar modules and inverters. If the supply constraints and price increases continue our solar business might be affected.
The primary driver of current supply constraints in the solar industry is material shortages. In 2020, the solar industry experienced record growth in the United States, despite the COVID-19 pandemic, compared to 2019, and installations increased by 43 percent, according to the Solar Energy Industries Association (SEIA). This record demand, coupled with decreased supply, has impacted many key materials throughout the solar supply chain, including polysilicon, solar glass, and semiconductor chips. Polycrystalline silicon, commonly referred to as polysilicon, is a key raw material used in many solar cells, which are responsible for capturing the energy from the sun and turning it into electricity in solar energy systems. Polysilicon is largely produced in China, but factory shutdowns related to the COVID-19 pandemic caused the price of the raw material to spike. Solar modules also include glass casing at the front of the module, which protects the solar cells, there has been recent growing demand for bifacial solar modules, which produce energy from both sides of the module, requiring glass on both sides of the solar module, as opposed to just on the front. In 2018, China, the largest producer of solar glass, imposed restrictions on glass production due to concerns about the required energy consumption. With increasing demand for solar modules, and for solar glass specifically, the restricted production of glass has been unable to meet the demand, causing the cost of solar glass to soar. In December 2020, China’s Ministry of Industry and Information Technology (MIIT) indicated that it would ease restrictions on the production of solar glass. While solar glass supply is expected to remain constrained short-term, increased capacity due to these eased restrictions should expand supply later this year and reduce prices. Semiconductor chips are a key component of inverters, which convert the direct current (DC) energy produced by solar modules into usable alternating current (AC) energy. Inverters are also used for battery storage systems to convert storable DC energy to usable AC energy and vice versa. The use of semiconductor chips is not isolated to the solar industry; they are also crucial components of many other technologies, including cars, computers, and smartphones. Due to COVID-19 related factory shutdowns, manufacturing of semiconductor chips decreased in early 2020, and as factories began to reopen, demand for products containing semiconductor chips surged. The shortages of these materials and attendant price increases may affect our distribution of solar products and our installation of solar energy systems, and future increases in the price of silicon or other materials and components could result in an increase in costs to us, price increases to our customers or reduced margins.
A material reduction in the retail price of electricity charged by electric utilities or other retail electricity providers would harm our business, financial condition and results of operations.
Decreases in the retail price of electricity from electric utilities or from other retail electric providers, including other renewable energy sources such as larger-scale solar energy systems, could make our offerings less economically attractive. The price of electricity from utilities could decrease as a result of:
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the construction of a significant number of new power generation plants, whether generated by natural gas, nuclear power, coal, or renewable energy technologies;

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the construction of additional electric transmission and distribution lines;

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a reduction in the price of natural gas or other natural resources as a result of increased supply due to new drilling techniques or other technological developments, relaxation of associated regulatory standards, or broader economic or policy developments;

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less demand for electricity due to energy conservation technologies and public initiatives to reduce electricity consumption or to recessionary economic conditions; and

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development of competing energy technologies that provide less expensive energy.

A reduction in electric utilities’ rates or changes to peak hour pricing policies or rate design (such as the adoption of a fixed or flat rate) could also make our offerings less competitive with the price of electricity from the electrical grid. If the cost of energy available from electric utilities or other providers were to decrease relative to solar energy generated from residential systems or if similar events impacting the economics of our offerings were to occur, we might have difficulty attracting new customers or existing customers might default or seek to terminate, cancel or otherwise avoid the obligations under their solar service agreements.
Electric utility statutes and regulations and changes to such statutes or regulations might present technical, regulatory and economic barriers to the purchase and use of our solar service offerings that may significantly reduce demand for such offerings.
Federal, state and local government statutes and regulations concerning electricity heavily influence the market for our solar service offerings and are constantly evolving. These statutes, regulations, and administrative rulings relate to electricity pricing, net metering, consumer protection, incentives, taxation, competition with utilities, and the interconnection of homeowner-owned and third party-owned solar energy systems to the electrical grid. Governments, often acting through state utility or public service commissions, change and adopt different rates for residential customers on a regular basis and these changes can have a negative impact on our ability to deliver savings, or energy bill management, to customers.
Many utilities, their trade associations, and fossil fuel interests, which have significantly greater economic, technical, operational, and political resources than the residential solar industry, are currently challenging solar-related policies to reduce the competitiveness of residential solar energy. Any adverse changes in solar-related policies could have a negative impact on our business and prospects.
Technological changes in the solar power industry could render our products uncompetitive or obsolete, which could reduce our market share and cause our revenue and net income to decline.
The solar power industry is characterized by evolving technologies and standards, which developments place increasing demands on the improvement of our products, such as solar cells with higher conversion efficiency and larger and thinner silicon wafers and solar cells. Other companies may develop production technologies that enable them to produce silicon wafers, solar cells and solar modules with higher conversion efficiencies at a lower cost than our products. Some of our competitors are developing alternative and competing solar technologies that might require significantly less silicon than crystalline silicon wafers and solar cells, or no silicon at all. Technologies developed or adopted by others may prove more advantageous than ours for commercialization of solar power products and may render our products obsolete. We might need to invest significant resources in research and development to maintain our market position, to keep pace with technological advances in the solar power industry, and effectively compete in the future. Our failure to further refine and enhance our products and processes or to keep pace with evolving technologies and industry standards could cause our products to become uncompetitive or obsolete, which could materially adversely reduce our market share and affect our results of operations.
Already covered supply and demand in the energy market is volatile, and such volatility could have an adverse impact on electricity prices and a material adverse effect on our assets, liabilities, business, financial condition, results of operations and cash flow.
A portion of our operating revenues are tied, either directly or indirectly, to the wholesale market price for electricity in the markets in which we operate. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the management of generation and the amount of excess generating capacity relative to load in a particular market; the cost of controlling emissions of pollution, including the cost of emitting carbon dioxide; the structure of the electricity market; and weather conditions (such as extremely hot or cold weather) that impact electrical load. More generally, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by: macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand-side management. Correspondingly, from a supply perspective, there are uncertainties associated with the timing of generating plant retirements — in part driven by environmental regulations — and with the scale, pace and structure of replacement capacity, again reflecting a complex interaction of economic and political pressures and environmental preferences. This volatility and uncertainty in the power market generally, including the non-renewable power market, could have a material adverse effect on our assets, liabilities, business, financial condition, results of operations and cash flow.
The ability to deliver electricity to our various counterparties requires the availability of and access to interconnection facilities and transmission systems.
Our ability to sell electricity is impacted by the availability of, and access to, the various transmission systems to deliver power to our contractual delivery point and the arrangements and facilities for interconnecting the generation projects to the transmission systems. The absence of this availability and access, our inability to obtain reasonable terms and conditions for interconnection and transmission agreements, the operational failure or decommissioning of existing interconnection facilities or transmission facilities, the lack of adequate capacity on such interconnection or transmission facilities, curtailment as a result of transmission facility downtime, or the failure of any relevant jurisdiction to expand transmission facilities, may have a material adverse effect on our ability to deliver electricity to its various counterparties or the requirement of counterparties to accept and pay for energy delivery, which could materially and adversely affect our assets, liabilities, business, financial condition, results of operations and cash flow.
We may pursue acquisitions that involve inherent risks related to potential internal control weaknesses and significant deficiencies which may be costly for us to remedy and could impact management assessment of internal control effectiveness.
Although our independent registered public accounting firm will not be required to formally attest to our internal control effectiveness while we are a smaller reporting company, management is still responsible for assessing internal control effectiveness at a consolidated level. If we acquire companies and integrate them into our business, the process of integrating our existing operations with entities that could potentially have material weaknesses and/or significant deficiencies may result in unforeseen operating difficulties and may require significant financial resources to remedy any material weaknesses or significant deficiencies that would otherwise be available for the ongoing development or expansion of our existing business. These potential material weaknesses and deficiencies may be costly for us to remedy and properly assess internal control effectiveness.
Uncertain global macro-economic and political conditions could materially adversely affect our results of operations and financial condition.
Our results of operations are materially affected by economic and political conditions in the U.S. and internationally, including inflation, deflation, interest rates, availability of capital, energy and commodity prices, trade laws and the effects of governmental initiatives to manage economic conditions..
The current invasion of Ukraine by Russia has escalated tensions among the U.S., NATO and Russia. The U.S. and other NATO member states, as well as non-member states, have announced new sanctions against Russia and certain Russian banks, enterprises and individuals. These and any future additional sanctions and any resulting conflict between Russia, the U.S. and NATO countries could have an adverse impact on our current operations.
Further, such invasion, ongoing military conflict, resulting sanctions and related countermeasures by NATO states, the U.S. and other countries are likely to lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions for equipment, which could have an adverse impact on our operations and financial performance.

Risks Related to Clean Earth and the Business Combination
Unless the context otherwise requires, references in this subsection “— Risks Related to Clean Earth and the Business Combination” to “we”, “us”, “our”, and the “Company” generally refer to Clean Earth in the present tense or the Company from and after the business combination.
We have identified the following risks and uncertainties that may have a material adverse effect on our business, financial condition, results of operations or reputation. The risks described below are not the only risks we face. Additional risks not presently known to us or that we currently believe are not material may also significantly affect our business, financial condition, results of operations or reputation. Our business could be harmed by any of these risks. In assessing these risks, you should also refer to the other information contained in this proxy statement, including our financial statements and related notes.
There are material risks to unaffiliated investors presented by taking Alternus public through a business combination rather than through an underwritten offering.
Alternus will become a publicly listed company upon the completion of the business combination. The business combination and the Transactions described in this proxy statement are not an underwritten initial public offering. Unaffiliated investors are subject to certain material risks as a result of the target going public through a merger rather than through a traditional underwritten offering. These risks include the absence of operational diligence by an underwriter, the absence of financial diligence by an underwriter and the absence of liability for any material misstatements or omissions in a registration statement. All of these differences from an underwritten public offering of Alternus’ securities could result in a more volatile price for the post-business combination company’s common stock. Accordingly, unaffiliated investors in Alternus will not receive the benefit of these protections that would be present in a traditional underwritten offering.
Further, we will not conduct a traditional “roadshow” with underwriters prior to the opening of initial post-Closing trading of Alternus’ common stock on the Nasdaq. There can be no guarantee that any information made available in this proxy statement and/or otherwise disclosed or filed with the SEC will have the same impact on investor education as a traditional “roadshow” conducted in connection with an underwritten initial public offering. As a result, there may not be efficient or sufficient price discovery with respect to the Alternus’ common stock or sufficient demand among potential investors immediately after the Closing, which could result in a more volatile price for the Company’s common stock.
In addition, the Sponsor and our officers and directors as well as their respective affiliates have interests in the business combination that are different from or are in addition to our stockholders and that would not be present in an underwritten public offering of Alternus’ securities. Such interests may have influenced our board of directors in making their recommendation that you vote in favor of the approval of the Business Combination Proposal and the other proposals described in this proxy statement.
Such differences from an underwritten public offering may present material risks to unaffiliated investors that would not exist if Alternus became a publicly listed company through an underwritten initial public offering instead of upon completion of the business combination.
The initial stockholder and the Company’s officers and directors have interests in the business combination that are different from, or in addition to, the interests of the Company’s other stockholders and warrant holders in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.
When you consider the recommendation of our board of directors that you vote in favor of approval of the business combination, you should be aware that the initial stockholder and the Company’s directors and officers, have interests in the business combination that may be different from, or in addition to, the interests of the Company’s other stockholders and warrant holders. These interests include:
The Sponsor and our officers and directors will lose their entire investment in us if we do not complete a business combination within the completion window.

On August 17, 2021, the Sponsor paid $25,000 in consideration for 5,750,000 founder shares, or approximately $0.004 per share, to cover certain of our offering costs in connection with the IPO. On February 7, 2022, the Company effected a 1:1.33333339 stock split of its Class B common stock, resulting in our initial stockholder holding 7,666,667 founder shares. The 7,666,667 founder shares have an aggregate market value of approximately $81,113,337 based upon the closing per share price of $10.58 on Nasdaq on October 4, 2023.
On February 28, 2022, in connection with the closing of the IPO, the Sponsor purchased 890,000 private units from the Company at a price of $10.00 per private unit, for an aggregate purchase price of $8,900,000. Each private unit consists of one share of Class A common stock and one-half of one warrant. The 890,000 private units have an aggregate market value of approximately $9,434,000 based upon the closing per public share price of $10.58 and the public warrant price of $0.04 on Nasdaq on October 4, 2023. On May 25, 2023 we obtained consent of our stockholders to extend the period of time Clean Earth has to consummate its initial business combination up to six times from May 28, 2023 to November 28, 2023, composed of six one-month Extensions for a total of six months after May 28, 2023. As of the date of this proxy statement, in connection with the Company’s exercise of Extensions, the Sponsor has deposited into the trust account $780,000 in Extension Payments, in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a business combination, unless there are funds available outside the trust account to do so.
In the event that the Company does not complete a business combination within the completion window, the 7,666,667 founder shares and 890,000 private units consisting of 890,000 private shares and 445,000 private warrants, for which the Sponsor has invested a total of $8,925,000 and which have an approximate aggregate market value of $90,547,337 as of October 4, 2023 (a portion of which is allocable to each of our officers and directors who made capital contributions to the Sponsor), will expire worthless, the Company may be unable to pay up to $1,500,000 in working capital loans used expected to be repaid by the Company to the Sponsor and our officers and directors upon consummation of the business combination. After the business combination, assuming no redemptions, the Sponsor will beneficially own approximately 2,555,556 founder shares that will become subject to vesting upon the occurrence of certain stock price milestones or upon the occurrence of certain events. As a result, the Sponsor and our officers and directors have an aggregate of up to $90,547,337 at risk that depends on the completion of a business combination within the completion window.
The initial stockholder and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the business combination. In addition, the initial stockholder and our officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company fails to complete a business combination within the completion window. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if we fail to complete our initial business combination within the completion window. Our initial stockholder and our officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.
The nominal purchase price paid by the Sponsor and our officers and directors for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the business combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of our common stock is substantially less than $10.00 per share. As a result, the Sponsor and our officers and directors are likely able to recoup their investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and our officers and directors may have an economic incentive that differs from that of our public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the trust account to the public stockholders, even if that business combination were with a riskier or less-established target business.
Following the consummation of the business combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

Upon the Closing, Aaron T. Ratner, our chief executive officer, Nicholas Parker, Chairman of the board of directors and Candice Parker, a director, are expected to serve on the Company’s board of directors. As such, in the future they may receive any cash fees, stock options or stock awards that the Company and its board of directors determines to pay to its directors and/or officers.
In connection with the Business Combination Agreement, we entered into the Investor Rights Agreement, which will provide certain of the Company’s stockholders, including the Sponsor and holders of the founder shares, private shares, private warrants and shares of common stock issuable upon conversion of the founder shares and private warrants, with certain rights including, registration rights.
Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the Company’s officers and directors are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. As of October 5, 2023, the total aggregate amount of such out-of-pocket expenses expected to be repaid by the Company upon consummation of the business combination is approximately $1,500,000 in total allowed working capital loans.
In connection with the Closing, the Sponsor and our officers and directors would be entitled to the repayment of any working capital loans and advances that have been made to the Company and remain outstanding. If we do not complete an initial business combination within the completion window, we may use a portion of our working capital held outside the trust account to repay the working capital loans, but no proceeds held in the trust account would be used to repay any working capital loans.
In order to protect the amounts held in the trust account, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination Agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.
These financial interests of the initial stockholder and our officers and directors may have influenced their decision to approve the business combination. You should consider these interests when evaluating the business combination and the recommendation of the proposal to vote in favor of the business combination and other proposals to be presented to the Company’s stockholders.
Our Sponsor can earn a positive rate of return on its investment, even if other stockholders experience a negative rate of return in the Combined Company.
On August 17, 2021, our Sponsor purchased 5,750,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.004 per share. On February 7, 2022, the Company effected a 1:1.33333339 stock split of its Class B common stock, resulting in our initial stockholder holding 7,666,667 founder shares. On February 28, 2022, we consummated our IPO of 20,000,000 units of the Company, including the issuance of 3,000,000 units as a result of the underwriters’ exercise of their over-allotment option in full. As of the date of this proxy statement, the Sponsor owns 7,666,667 founder shares. Thus, our Sponsor paid an aggregate of $25,000 for 7,666,667 founder shares, or approximately $0.003 per share.
Each private unit consists of one share of Class A common stock, and one-half of one warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share of Class A common stock. The units were sold at a price of $10.00 per private unit, generating gross proceeds to us of $8,900,000.
Consequently, our Sponsor may realize a positive rate of return on its initial $25,000 investment even if the public price per share of Class A common stock drops to below $10.00 per share, in which case our public stockholders will likely experience a negative rate of return on their investment.

The Sponsor holds a significant number of shares of our common stock. They will lose their entire investment in us if a business combination is not completed.
The Sponsor beneficially owns approximately 51% of the Company’s issued and outstanding common stock, including 7,666,667 founder shares and 890,000 private shares and 445,000 private warrants. The founder shares and the private shares will be worthless if we do not complete a business combination by the Termination Date. In addition, the Sponsor holds an aggregate of 445,000 private warrants that will also be worthless if we do not complete a business combination by the Termination Date.
The personal and financial interests of our directors and officers may have influenced their motivation in identifying and selecting Alternus and completing a business combination with Alternus and may influence their operation of the Combined Company following the business combination.
We will be a “controlled company” within the meaning of Nasdaq rules and the rules of the SEC. As a result, we will qualify for exemptions from certain corporate governance requirements that provide protection to shareholders of other companies.
After the Closing, Alternus will be the controlling shareholder of the Company. Alternus will own approximately 62% of Clean Earth at closing, assuming no redemptions by Clean Earth’s shareholders. As a result, we will be a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including:
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the requirement that a majority of our board of directors consist of “independent directors” as defined under the rules of Nasdaq;

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the requirement that we have a compensation committee that is composed entirely of directors who meet the Nasdaq independence standards for compensation committee members; and

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the requirement that our director nominations be made, or recommended to our full board of directors, by our independent directors or by a nominations committee that consists entirely of independent directors.

Following the Closing, we are permitted to utilize these exemptions. We could decide to utilize these exemptions in the future, as long as we remain a controlled company. If we utilize such exemptions available to controlled companies, we may not have a majority of independent directors, our nominations committee and compensation committee may not consist entirely of independent directors and such committees may not be subject to annual performance evaluations. Accordingly, under these circumstances, you will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of Nasdaq.
Clean Earth’s public warrants may be unable to regain compliance with Nasdaq’s continued listing standards.
On June 13, 2023, Clean Earth received a letter (the “Notification Letter”) from the Listing Qualifications Department of NASDAQ Stock Market (the “Staff”) notifying Clean Earth that the $575,000.00 aggregate market value of Clean Earth’s outstanding public warrants, ticker symbol CLINW, as reported in Clean Earth’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, was below the minimum aggregate market value of $1,000,000.00 required for continued listing on the NASDAQ Global Market as set forth in NASDAQ listing rule 5452(b)(C) (the “Rule”). The Notification Letter only applies to Clean Earth’s public warrants and has no immediate effect on the listing or trading of the public warrants and the public warrants will continue to trade on the NASDAQ Global Market at this time.
On July 28, 2023, Clean Earth submitted its plan to regain compliance with the Rule. On August 9, 2023, Clean Earth received notice from the Staff indicating that the Staff determined to grant Clean Earth an extension to regain compliance with the Rule on or before December 11, 2023.
While Clean Earth is exercising diligent efforts to maintain the listing of its public warrants on NASDAQ and intends to timely regain compliance with the Rule, there can be no assurance that Clean Earth will be able to regain compliance with the Rule.

In the event Clean Earth fails to demonstrate compliance with the Rule during the extension period, Clean Earth expects the Staff to provide written notification to the Company that its public warrants will be delisted from the NASDAQ Global Market (a “Delisting Notice”). If Clean Earth receives a Delisting Notice, Clean Earth may appeal the Staff’s determination to delist its public warrants to a NASDAQ hearings panel.
Though there can be no assurance, if our public warrants were to be delisted from Nasdaq our public warrants could begin to trade on an over-the-counter market. Nevertheless, if this were to occur Clean Earth and the holders of Clean Earth’s public warrants could face significant material adverse consequences, including, among other things, reduced liquidity of our public warrants, limited availability of market quotations for our public warrants, and potentially becoming subject to regulation in each state in which we offer our public warrants.
The market price of Clean Earth’s common stock following completion of the business combination could be affected by the market price of Alternus’ common shares.
Alternus’ common stock is traded on Euronext Oslo and is expected to continue to trade on Euronext Oslo. While Alternus owns the Excluded Subsidiaries and is not restricted from acquiring other assets following the Closing, Alternus’ primary assets will consist of its interest in Clean Earth. On the day prior to announcement of the business combination, the closing price per share of Alternus on Euronext Oslo (converted to dollars) multiplied by the outstanding shares of Alternus and divided by the 27,500,000 shares of common stock issued at the Closing (the “Clean Earth Equivalent Price Per Share”) was $1.67. It should be noted that the price at which the common stock of Alternus trades on Euronext Oslo may have been affected by the liquidity on the Euronext Oslo being less than the liquidity on Nasdaq. Nonetheless, if the Clean Earth Equivalent Price Per Share continues to be significantly less than the price at which Clean Earth trades on Nasdaq, investors may determine to invest in Clean Earth through Alternus and it could adversely affect the market price and liquidity of Clean Earth on Nasdaq.
The initial stockholder has agreed to vote in favor of the business combination, regardless of how our public stockholders vote.
The initial stockholder and our officers and directors entered into a letter agreement at the time of the IPO, and the initial stockholder have entered into a Sponsor Support Agreement in connection with the Business Combination Agreement, pursuant to which they agreed to (i) vote the founder shares and private shares purchased by them, as well as any public shares purchased by them during or after the IPO, in favor of the business combination and (ii) to waive their redemption rights with respect to any founder shares they hold and any public chares they may acquire in connection with the completion of the business combination. As of the date hereof, our initial stockholder owns approximately 51% of our total outstanding shares of common stock. Accordingly, it is more likely that the necessary stockholder approval for the business combination will be received than would be the case if the initial stockholder agreed to vote their founder shares in accordance with the majority of the votes cast by the Company’s public stockholders.
Warrants will become exercisable for the Company’s common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.
Following the business combination, there will be 11,500,000 outstanding public warrants to purchase 11,500,000 shares of common stock at an exercise price of $11.50 per share, which warrants will become exercisable commencing 30 days following the Closing. In addition, there will be 445,000 outstanding private warrants, which warrants will become exercisable for 445,000 shares of common stock at an exercise price of $11.50 per share, commencing 30 days following the Closing. To the extent such warrants are exercised, additional shares of common stock will be issued, which will result in dilution to the holders of the Company’s common stock and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of the Company’s common stock, the impact of which is increased as the value of our stock price increases.
To the extent such warrants are exercised, additional shares of common stock will be issued, which will result in dilution to the holders of the Company’s common stock and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of the Company’s common stock, the impact of which is increased as the value of our stock price increases.
The Company may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
The Company has the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the closing price of the common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to proper notice of such redemption provided that on the date we give notice of redemption. We will not redeem the warrants unless an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants is effective and a current prospectus relating to those shares of common stock is available throughout the 30-day redemption period, except if the warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force you to (i) exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the private warrants will be redeemable by us for cash so long as they are held by their initial purchasers or their permitted transferees.
Historical trading prices for our shares of common stock have varied between a low of approximately $9.79 on June 6, 2022 to a high of approximately $10.58 on October 4, 2023 but have not approached the $18.00 per share threshold for redemption (which, as described above, would be required for 20 trading days within a 30 trading-day period after they become exercisable and prior to their expiration, at which point the public warrants would become redeemable). In the event that the Company elects to redeem all of the redeemable warrants as described above, the Company will fix a date for the redemption. Notice of redemption will be mailed by first class mail, postage prepaid, by us not less than 30 days prior to the redemption date to the registered holders of the public warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in the Warrant Agreement shall be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the redeemable warrants will be notified of such redemption by our posting of the redemption notice to DTC.
Even if we consummate the business combination, there can be no assurance that our public warrants will be in the money at the time they become exercisable, and they may expire worthless.
The exercise price for the outstanding public warrants is $11.50 per share of common stock. There can be no assurance that such warrants will be in the money following the time they become exercisable and prior to their expiration, and as such, the warrants may expire worthless.
We may amend the terms of the warrants in a manner that may be adverse to holders of public warrants with the approval by the holders of at least 50% of the then-outstanding warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of shares of our common stock purchasable upon exercise of a warrant could be decreased, all without your approval.
Our warrants have been issued in registered form under the Warrant Agreement. The Warrant Agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.
Accordingly, we may amend the terms of the public warrants in a manner adverse to a holder if holders of at least 50% of the then outstanding public warrants approve of such amendment. Although our ability to amend the terms of the public warrants with the consent of at least 50% of the then outstanding public warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, convert the warrants into cash or stock (at a ratio different than initially provided), shorten the exercise period or decrease the number of shares of common stock purchasable upon exercise of a warrant.
A provision in the Warrant Agreement may make it more difficult for us to consummate the business combination.
If (x) we issue additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the Closing of our initial business combination, at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our initial stockholder or their affiliates, without taking into account any founder shares held by our initial stockholder or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of Class A common stock during the 20 trading day period starting on the trading day prior to the day on which we consummate our initial business combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of our existing warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price. This may make it more difficult for us to consummate the business combination.
Our stockholders will experience immediate dilution as a consequence of the issuance of common stock as consideration in the business combination. Having a minority share position may reduce the influence that our current stockholders have on the management of the Company.
Assuming that no public stockholders exercise their redemption rights in connection with the business combination, immediately after the consummation of the business combination, the initial stockholder and the Company’s public stockholders will hold 16,448,674 shares of common stock, or approximately 37% of the outstanding common stock (including 2,300,000 shares issuable on conversion of rights, which will automatically convert on closing of the business combination, and excluding 2,555,556 founder shares that will become subject to vesting upon the occurrence of certain stock price milestones or upon the occurrence of certain events). Assuming maximum redemption (representing the maximum redemptions that may occur but which would still allow for the satisfaction of the Minimum Cash Condition) by our public stockholders in connection with the business combination, immediately after the consummation of the business combination, the initial stockholder and the Company’s public stockholders will hold 11,614,389 shares of common stock, or approximately 30% of the outstanding common stock (including 2,300,000 shares issuable on conversion of rights, which will automatically convert on closing of the business combination, and excluding 2,555,556 founder shares that will become subject to vesting upon the occurrence of certain stock price milestones or upon the occurrence of certain events).
A significant portion of our total outstanding shares are restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of our common stock to drop significantly, even if our business is doing well.
Sales of a substantial number of shares of common stock in the public market could occur at any time. After the business combination, assuming no redemptions, Alternus will beneficially own approximately 62% of our common stock, the initial stockholder will own approximately 14% of our common stock (excluding 33.3% of the founder shares which become subject to vesting on closing of the business combination) and existing public stockholders of Clean Earth will own approximately 24% of all outstanding shares of common stock. Alternus may be issued up to 20,000,000 Earnout Shares and working capital adjustment of up to 1,000,000 additional shares of common stock. Under registration rights agreements included in the Investor Rights Agreement entered into with the Sponsor and Alternus, among other things, the 27,500,000 shares of common stock will be entitled to customary registration rights following their respective lock-up periods.

Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Total Company Shares to be Issued in the Business Combination” for additional information. The Company also intends to register all shares of common stock that we may issue under the Incentive Plan. Once the Company registers these shares, they can be freely sold in the public market upon issuance, subject to volume limitations applicable to affiliates. The sale or possibility of the sale of these securities could have the effect of increasing the volatility in our share price or putting significant downward pressure on the price of our common stock. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our common stock.
There can be no assurance that the Combined Company’s securities that will be issued in connection with the business combination will be approved for listing on Nasdaq following the Closing, or that the Combined Company will be able to comply with the continued listing standards of such stock exchange.
The Company’s Class A common stock, units and public warrants are currently listed on Nasdaq. The Combined Company’s continued eligibility for listing may depend on, among other things, the number of its shares that are redeemed. If, after the business combination, the chosen stock exchange does not approve the Combined Company’s common stock for listing on such stock exchange following the Closing, or if the Combined Company’s securities are delisted from trading on such exchange for failure to meet the listing standards, the Combined Company and its stockholders could face significant adverse consequences including:
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a limited availability of market quotations for the Combined Company’s securities;

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reduced liquidity for the Combined Company’s securities;

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a determination that the Combined Company’s common stock is a “penny stock,” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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decreased ability to issue additional securities or obtain additional financing in the future.

A significant number of Clean Earth common stock was redeemed at the May Special Meeting on May 25, 2023. The reduced liquidity and number of round-lot holders of Clean Earth common stock may make it more difficult for the Combined Company to meet Nasdaq’s listing requirements and to consummate the business combination, and as a result, the Combined Company’s common stock may not be very liquid following the business combination.
In connection with the May Special Meeting on May 25, 2023, a total of 14,852,437 shares of Class A common stock were tendered for redemption. Approximately $154,152,327 was withdrawn from the trust account to pay for the redemption, leaving approximately $84,562,944 in the trust account, exclusive of any Extension Payments. As a result of the redemptions, Clean Earth now has less liquidity and fewer round-lot holders of its Class A common stock, which may make it more difficult for the Combined Company to meet all of the Nasdaq listing requirements. Since it is a condition to closing for the Combined Company to receive approval for listing by Nasdaq of the Combined Company’s common stock to be issued in connection with the transactions contemplated by the Business Combination Agreement, Clean Earth’s reduced public float may make it more difficult for the Combined Company to meet the Nasdaq listing requirements, and for Clean Earth and Alternus to consummate the business combination.
Reduction in the Company’s available public float will likely also reduce the trading volume and liquidity of our securities and increase the volatility of Clean Earth’s securities. With a significantly smaller number of shareholders, trading in the Combined Company’s common stock may be limited and your ability to sell your shares of the Combined Company’s common stock in the market could be adversely affected. In the event that Nasdaq does not list, or delists, the Combined Company’s shares, it could limit investors’ ability transact in Combined Company securities and subject the Combined Company to additional trading restrictions.
Furthermore, additional shares may be redeemed in connection with the closing of the business combination, further reducing the Combined Company’s public float and number of shareholders, again increasing the likelihood that the Combined Company is unable to meet Nasdaq listing requirements and close the business combination.
Because there are no current plans to pay cash dividends on the Combined Company’s common stock for the foreseeable future, you may not receive any return on investment unless you sell the Combined Company’s common stock for a price greater than that which you paid for it.
The Combined Company expects to retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay any cash dividends for the foreseeable future. Any decision to declare and pay dividends as a public company in the future will be made at the discretion of the Combined Company’s board of directors and will depend on, among other things, the Combined Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Combined Company’s board of directors may deem relevant. In addition, the Combined Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness it or its subsidiaries incur. As a result, you may not receive any return on an investment in the Combined Company’s common stock unless you sell your shares of Class A common stock for a price greater than that which you paid for it.
Subsequent to the consummation of the business combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause you to lose some or all of your investment.
Although we have conducted due diligence on Alternus, we cannot assure you that this diligence revealed all material issues that may be present in its business, that it would be possible to uncover all material issues through a customary amount of due diligence or that factors outside of our or Alternus’ control will not later arise. As a result, the Company may be forced to later write-down or write-off assets, restructure its operations or incur impairment or other charges that could result in losses. Even if the due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that the Company reports charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause the Company to violate net worth or other covenants to which it may be subject. Accordingly, any stockholders who choose to remain stockholders following the business combination could suffer a reduction in the value of their common stock of the Company. Such stockholders are unlikely to have a remedy for such reduction in value, unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy solicitation materials, relating to the business combination contained an actionable material misstatement or material omission.
A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.
Following the business combination, the price of our securities may fluctuate significantly due to the market’s reaction to the business combination and general market and economic conditions. An active trading market for our securities following the business combination may never develop or, if developed, it may not be sustained. In addition, the price of our securities after the business combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

If the benefits of the business combination do not meet the expectations of investors or securities analysts, the market price of our securities may decline.
If the benefits of the business combination do not meet the expectations of investors or securities analysts, the market price of the Company securities prior to the Closing may decline. The market values of the Company’s securities at the time of the business combination may vary significantly from their prices on the date the Business Combination Agreement was executed, the date of this proxy statement, or the date on which the Company’s stockholders vote on the business combination. Because the number of shares to be issued pursuant to the Business Combination Agreement will not be adjusted to reflect any changes in the market price of the Company’s common stock, the market value of the Company’s common stock issued in the business combination may be higher or lower than the values of these shares on earlier dates.
In addition, following the business combination, fluctuations in the price of the Company’s securities could contribute to the loss of all or part of your investment. Prior to the business combination, there has not been a public market for the stock of Alternus and trading in the shares of the Company’s common stock has not been active. Accordingly, the valuation ascribed to Alternus in the business combination may not be indicative of the price that will prevail in the trading market following the business combination. If an active market for our securities develops and continues, the trading price of the Company’s securities following the business combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and the Company’s securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.
Factors affecting the trading price of the Company’s securities may include:
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actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

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changes in the market’s expectations about the Company’s operating results;

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success of competitors;

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operating results failing to meet the expectations of securities analysts or investors in a particular period;

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changes in financial estimates and recommendations by securities analysts concerning the Company or the industry in which the Company’s operates in general;

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operating and stock price performance of other companies that investors deem comparable to the Company;

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ability to market new and enhanced products and services on a timely basis;

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changes in laws and regulations affecting our business;

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commencement of, or involvement in, litigation involving the Company;

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changes in the Company’s capital structure, such as future issuances of securities or the incurrence of debt;

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the volume of shares of the Company’s common stock available for public sale;

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any major change in the Company’s board or management;

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sales of substantial amounts of the Company’s common stock by our directors, executive officers or significant stockholders or the perception that such sales could occur; and

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general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general has experienced extreme volatility that has often been unrelated to the operating performance of particular companies. As a result of this volatility, you may not be able to sell your securities at or above the price at which it was acquired. A loss of investor confidence in the market for the stocks of other companies which investors perceive to be similar to the Company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.
If, following the business combination, securities or industry analysts do not publish or cease publishing research or reports about the Combined Company, its business, or its market, or if they change their recommendations regarding the Combined Company’s securities adversely, the price and trading volume of the Combined Company’s securities could decline.
The trading market for the Combined Company’s common stock will be influenced by the research and reports that industry or financial analysts publish about the Combined Company or the Combined Company’s business. Securities and industry analysts do not currently, and may never, publish research on the Combined Company. If no or few analysts commence coverage of the Combined Company, the trading price of the Combined Company’s stock would likely decrease. Even if the Combined Company does obtain analyst coverage, if one or more of the analysts covering the Combined Company’s business downgrade their evaluations of the Combined Company’s stock, the price of the Combined Company’s stock could decline. Further, if one or more analysts publish research reports that are interpreted negatively by the investment community, or have a negative tone regarding our business, financial condition or operating performance, industry or end-markets, our stock price could decline. If one or more of these analysts cease to cover the Combined Company’s stock, the Combined Company could lose visibility in the market for its stock, which in turn could cause the Combined Company’s stock price to decline or trading volume to decline.
Securities of companies formed through SPAC business combinations such as ours may experience a material decline in price relative to the share price of the SPAC prior to the business combination.
As with most SPAC initial public offerings in recent years, the Company issued shares for $10.00 per share upon the closing of the IPO. As with other SPACs, the $10.00 per share price of the Company reflected each share having a one-time right to redeem such share for a pro rata portion of the proceeds held in the trust account, which was equal to approximately $10.425 per public share based on the amount in the trust account as of June 30, 2023, prior to the Closing. Following the Closing, the shares outstanding will no longer have any such redemption right and will be solely dependent upon the fundamental value of the Combined Company, which, like the securities of other companies formed through SPAC business combinations in recent years, may be significantly less than $10.00 per share.
Following the consummation of the business combination, the Combined Company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations.
Following the consummation of the business combination, the Combined Company will face increased legal, accounting, administrative and other costs and expenses and the Combined Company’s significantly increased expenses and administrative burdens as a public company could have an adverse effect on its business, financial condition and results of operation. The Sarbanes- Oxley Act, including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and regulations promulgated and to be promulgated thereunder, and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements in the United States will increase costs and make certain activities more time-consuming. A number of those requirements will require the Combined Company to carry out activities Alternus has not done previously. For example, the Combined Company will adopt new charters for its board committees and adopt new internal controls and disclosure controls and procedures. In addition, expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), the Combined Company could incur additional costs rectifying those issues, and the existence of those issues could adversely affect the Combined Company’s reputation or investor perceptions of it. It may also be more expensive to obtain director and officer liability insurance. Risks associated with the Combined Company’s status as a public company may make it more difficult to attract and retain qualified persons to serve on the Combined Company’s board of directors or as executive officers. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require the Combined Company to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.
Our internal controls over financial reporting currently do not meet all of the standards contemplated by Section 404 of the Sarbanes-Oxley Act, and failure to achieve and maintain an effective system of disclosure controls and internal control over financial reporting could impair our ability to produce timely and accurate financial statements or comply with applicable regulations.
Alternus is currently not subject to Section 404 of the Sarbanes-Oxley Act. Following the completion of the business combination, the Combined Company will eventually be required to provide management’s attestation on internal controls over financial reporting. The standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act are significantly more stringent than those previously required of Alternus and the Acquired Subsidiaries.
Our current controls and any new controls that we develop may also become inadequate because of changes in conditions in our business. Further, weaknesses in our disclosure controls and internal control over financial reporting may be discovered in the future. Any failure to develop or maintain effective controls or any difficulties encountered in their implementation or improvement could harm our results of operations or cause us to fail to meet our reporting obligations and may result in a restatement of our financial statements for prior periods. Any failure to implement and maintain effective internal control over financial reporting also could adversely affect the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of our internal control over financial reporting that we will eventually be required to include in our periodic reports that will be filed with the SEC. Ineffective disclosure controls and procedures and internal control over financial reporting could also cause investors to lose confidence in our reported financial and other information.
As a result, the market price of our common stock could be negatively affected, and we could become subject to investigations by the stock exchange on which our securities are listed, the SEC or other regulatory authorities, which could require additional financial and management resources. In addition, if we are unable to continue to meet these requirements, we may not be able to remain listed on Nasdaq.
Our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal control over financial reporting until after we are no longer an “emerging growth company” as defined in the JOBS Act. At such time, our independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which our internal control over financial reporting is then documented, designed or operating. Any failure to maintain effective disclosure controls and internal control over financial reporting could have an adverse effect on our business and results of operations and could cause a decline in the price of our common stock.
Our actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this proxy statement.
The unaudited pro forma condensed combined financial information included in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the business combination been completed on the dates indicated. See “Unaudited Pro Forma Condensed Combined Financial Information” for more information.
Our directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the trust account available for distribution to the Company’s public stockholders.
In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.10 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and up to $100,000 for dissolution expenses, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the Sponsor to enforce its indemnification obligations to the Company, it is possible that our independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.
If, before distributing the proceeds in the trust account to its public stockholders, the Company files a bankruptcy petition or an involuntary bankruptcy petition is filed against the Company that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.
If, before distributing the proceeds in the trust account to its public stockholders, the Company files a bankruptcy petition or an involuntary bankruptcy petition is filed against the Company that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in the Company’s bankruptcy estate and subject to the claims of third-parties with priority over the claims of the Company’s stockholders. To the extent any bankruptcy claims deplete the trust account, the per share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.
One or more of the conditions to the business combination may be waived.
The consummation of the business combination is subject to a number of conditions and if those conditions are not satisfied or waived, the definitive agreement for the business combination may be terminated in accordance with its terms and the business combination may not be completed. Clean Earth and Alternus each may agree to waive, in whole or in part, one or more of the conditions to its obligations to complete the business combination, to the extent permitted by its current governing documents and applicable laws. Clean Earth may not waive the condition that its stockholders approve the business combination. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement” for additional information.
The exercise of our directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in our stockholders’ best interests.
In the period leading up to the Closing of the business combination, events may occur that, pursuant to the Business Combination Agreement, would require us to agree to amend the Business Combination Agreement, to consent to certain actions taken by Alternus or to waive rights that we are entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of Alternus’ businesses, a request by Alternus to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on Alternus’ business and would entitle us to terminate the Business Combination Agreement. In any of such circumstances, it would be at our discretion, acting through our board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is best for us and what he, she or they may believe is best for himself, herself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any material changes or waivers that our directors and officers would be likely to make after the mailing of this proxy statement. We will circulate a new or amended proxy statement if changes to the terms of the Business Combination Agreement would have a material impact on its stockholders are required prior to the vote on the Business Combination Proposal.

Clean Earth and Alternus have incurred and expect to incur significant transaction and transition costs in connection with the business combination.
Clean Earth and Alternus have incurred and expect to incur significant costs in connection with consummating the business combination and operating as a public company following the consummation of the business combination. The expenses as a result of the business combination are currently estimated at approximately $5,767,491 exclusive of working capital and related party loans, which is composed of (i) $805,000 in deferred underwriting compensation payable to the underwriters of its IPO (ii) $1,200,000 in placement agent and capital markets fees and (iii) approximately $3,762,491 relating to fees associated with legal, audit, printing and mailing this proxy statement, investor relations, insurance, and other operating costs related to the business combination. Alternus estimates its business combination costs to be approximately $3,750,000 which is comprised of approximately $2,250,000 of legal, accounting, financial consulting, investor relations, and underwriter commission. Clean Earth and Alternus may incur additional costs to retain key employees. All expenses incurred in connection with the Business Combination Agreement and the Transactions contemplated thereby (including the business combination), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the Combined Company. The transaction expenses incurred in connection with the business combination and to be paid by the Combined Company will reduce the cash available to the Combined Company subsequent to the Closing.
If our stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of Class A common stock for a pro rata portion of the trust account.
Holders of public shares are not required to affirmatively vote against the Business Combination Proposal in order to exercise their rights to redeem their shares for a pro rata portion of the trust account. In order to exercise their redemption rights, they are required to submit a request in writing, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, and deliver their stock (either physically or electronically) to our Transfer Agent prior to 5:00 PM, New York City time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting). Stockholders electing to redeem their shares will receive their pro rata portion of the funds held in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, calculated as of two business days prior to the anticipated consummation of the business combination.
The business combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all.
The completion of the business combination is subject to a number of conditions. The completion of the business combination is not assured and is subject to risks, including the risk that approval of the business combination by our stockholders is not obtained, subject to certain terms specified in the Business Combination Agreement (as described under “The Business Combination Proposal — The Business Combination Agreement — Conditions to the Completion of the Business Combination”), or that other closing conditions are not satisfied. If we do not complete the business combination, it could be subject to several risks, including:
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the parties may be liable for damages to one another under the terms and conditions of the Business Combination Agreement;

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negative reactions from the financial markets, including declines in the price of our common stock due to the fact that current prices may reflect a market assumption that the business combination will be completed; and

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the attention of its management will have been diverted to the business combination rather than its own operations and pursuit of other opportunities that could have been beneficial to us.

If the Minimum Cash Condition is not satisfied at Closing, the proposed business combination may not be consummated.
The Business Combination Agreement includes a Minimum Cash Condition requiring that the amount of Available Cash, which is defined as the cash available in Clean Earth’s trust account, after deducting the amount required to satisfy Clean Earth’s obligations to its stockholders (if any) that exercise their rights to redeem their public shares and certain other amounts and adjusted for certain amounts raised by Clean Earth and Alternus prior to the Closing shall be at least $25,000,000. For illustrative purposes, the fair value of the assets held in Clean Earth’s trust account as of June 30, 2023 was approximately $84,940,910. Nevertheless, there can be no assurances that the Minimum Cash Condition will be satisfied or waived at Closing. The Minimum Cash Condition may be waived in the sole discretion of Alternus. If the Minimum Cash Condition is not met and is not be waived under the terms of the Business Combination Agreement, then the Business Combination Agreement could terminate and the proposed business combination may not be consummated.
The fairness opinion obtained by Clean Earth from its financial advisor will not be updated to reflect changes in circumstances between signing the Business Combination Agreement and the completion of the business combination.
Clean Earth has not obtained an updated fairness opinion as of the date of this proxy statement from Cabrillo or any other third-party. Changes in the operations and prospects of Alternus, general market and economic conditions, and other factors that may be beyond the control of Alternus and Clean Earth and on which the fairness opinion was based, may alter the value of Alternus or the trading price of Clean Earth’s common stock at or prior to the time the business combination is consummated. Furthermore, whether Alternus has a fair market value equal to at least eighty percent (80%) of the balance of funds in the trust account (excluding deferred underwriting commissions and taxes payable) is determined at the time of the agreement to enter into the business combination and not thereafter. The lack of a new or updated third-party fairness opinion may lead an increased number of Clean Earth stockholders who vote against the business combination or demand redemption of their shares of Clean Earth common stock, which could potentially impact our ability to consummate the business combination, or if we are able to consummate the business combination, high redemptions will impact the amount of capital we have to execute on our business plans as set forth herein.
The fairness opinion does not speak as of the time the business combination will be completed or as of any date other than the date of such opinion. Clean Earth has not requested that Cabrillo provide a new or updated fairness opinion. Clean Earth determined it was not required under state corporate law to secure, and does not intend to secure, a new or updated fairness opinion from Cabrillo or any other third-party. The fairness opinion of Clean Earth is included as Annex G to this proxy statement. For a description of the fairness opinion that Clean Earth received from Cabrillo and a summary of the material financial analyses it provided to Clean Earth in connection with rendering such opinion, see “The Business Combination Proposal — Opinion of Cabrillo Advisors” beginning on page 122 of this proxy statement.
The Proposed Charter will provide, subject to limited exceptions, that the Court of Chancery will be the sole and exclusive forum for certain shareholder litigation matters, which could limit the Combined Entity’s shareholders’ ability to obtain a chosen judicial forum for disputes with the Combined Company or its directors, officers, employees or stockholders.
The Proposed Charter will require, to the fullest extent permitted by law, that derivative actions brought in the Combined Company’s name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought in the Court of Chancery. Any person or entity purchasing or otherwise acquiring any interest in shares of the Combined Company’s capital stock shall be deemed to have notice of and consented to the forum provisions in the Proposed Charter. In addition, the Proposed Charter will provide that the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act and the Exchange Act. While the exclusive forum provision does not restrict the ability of shareholders to bring claims under the Securities Act, it may limit shareholders’ ability to bring a claim in the judicial forum that they find favorable and may increase certain litigation costs on the shareholders, which may discourage the filing of claims under the Securities Act against the Combined Company, its directors and officers.
In March 2020, the Delaware Supreme Court issued a decision in Salzburg et al. v. Sciabacucchi, which found that an exclusive forum provision providing for claims under the Securities Act to be brought in federal court is facially valid under Delaware law. It is unclear whether this decision will be appealed, or what the final outcome of this case will be. The Combined Company intends to enforce this provision, but it does not know whether courts in other jurisdictions will agree with this decision or enforce it.

This choice of forum provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with the Combined Company or any of its directors, officers, other employees or shareholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in the Proposed Charter to be inapplicable or unenforceable in an action, the Combined Company may incur additional costs associated with resolving such action in other jurisdictions, which could harm its business, operating results and financial condition.
Additionally, it is uncertain whether this choice of forum provision is enforceable. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. In light of this uncertainty, investors bringing a claim may face certain additional risks, including increased costs and uncertainty of litigation outcomes.
The Company could be potentially liable for U.S. income taxes of the Alternus consolidated group for taxable years in which the Company is a member of such group, including taxes that may be imposed as a result of the business combination.
Alternus may own 80% or more of stock in the Company as a result of the business combination, which would permit Alternus to include the Company in its consolidated group for U.S. federal income tax purposes. Under U.S. federal income tax laws, any corporation that is a member of a consolidated group at any time during a taxable year is severally liable for the group’s entire U.S. federal income tax liability for the entire taxable year. Accordingly, the Company could be liable to the U.S. government for any U.S. federal income tax liability incurred, but not discharged, by any other member of such consolidated group, including the tax liability of Alternus. This could include taxes imposed as a result of the business combination — although the parties initially intended the business combination to qualify as a tax-free exchange under Section 351 of the Code, if the requirements of Section 351 of the Code may not be met, and the business combination could be taxable to Alternus.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, the IRA was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IRA applies only to repurchases that occur after December 31, 2022.
As described in “Special Meeting of Clean Earth Stockholders — Redemption Rights”, our public stockholders will have the right to redeem their public shares if the business combination is consummated. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with a business combination, (ii) the fair market value of the property transferred to the Company from Alternus as part of the business combination, (iii) the total amount of any equity investment in the Company after December 31, 2022, and (iv) certain other factors. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined.
Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect our business, including our ability to negotiate and complete our initial business combination and results of operations.
We are subject to laws, regulations and rules enacted by national, regional and local governments and Nasdaq. In particular, we are required to comply with certain SEC, Nasdaq and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations or rules and their interpretation and application may also change from time to time and those changes could adversely affect our business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could adversely affect our business, including our ability to negotiate and complete our initial business combination and results of operations.
Cyber incidents or attacks directed at us could result in information theft, data corruption, operational disruption and/or financial loss.
We depend on digital technologies, including information systems, infrastructure and cloud applications and services, including those of third parties with which we may deal. Sophisticated and deliberate attacks on, or security breaches in, our systems or infrastructure, or the systems or infrastructure of third parties or the cloud, could lead to corruption or misappropriation of our assets, proprietary information and sensitive or confidential data. As an early-stage company without significant investments in data security protection, we may not be sufficiently protected against such occurrences. We may not have sufficient resources to adequately protect against, or to investigate and remediate any vulnerability to, cyber incidents. It is possible that any of these occurrences, or a combination of them, could have adverse consequences on our business and lead to financial loss.
Delaware law and provisions in the Proposed Charter and Proposed Bylaws could make a takeover proposal more difficult.
If the business combination is consummated, the Company’s organizational documents will be governed by Delaware law. Certain provisions of Delaware law and of the Proposed Charter and Proposed Bylaws could discourage, delay, defer or prevent a merger, tender offer, proxy contest or other change of control transaction that a stockholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares of common stock held by our stockholders. These provisions provide for, among other things:
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the ability of the Company’s board of directors to issue one or more series of preferred stock;

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certain limitations on convening special stockholder meetings; and

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advance notice for nominations of directors by stockholders and for stockholders to include matters to be considered at our annual meetings.

These anti-takeover provisions as well as certain provisions of Delaware law could make it more difficult for a third party to acquire the Company, even if the third party’s offer may be considered beneficial by many of the Company’s stockholders. As a result, our stockholders may be limited in their ability to obtain a premium for their shares. If prospective takeovers are not consummated for any reason, we may experience negative reactions from the financial markets, including negative impacts on the price of our common stock. These provisions could also discourage proxy contests and make it more difficult for our stockholders to elect directors of their choosing and to cause us to take other corporate actions that our stockholders desire. See “Description of Securities”.
Alternus’ historical financial results may not be representative of the Acquired Subsidiaries results as a separate company.
Alternus’ historical financial information included in this proxy statement include Alternus and the Excluded Subsidiaries and does not necessarily reflect what the Acquired Subsidiaries financial position, results of operations or cash flows would have been had they been separate companies during the periods presented. Alternus’ consolidated financial statements include historical costs and expenses relating to certain corporate functions historically provided by Alternus. The historical information does not necessarily reflect what the cost to Acquired Subsidiaries of these functions will be in the future. For additional information in relation to materially significant related party transactions during the years ended December 31, 2021, 2020, and 2019, see Note 4 to the Combined Financial Statements as of and for the fiscal years ended December 31, 2021, 2020, and 2019 included elsewhere in this proxy statement. Any further related party transactions in the fiscal years ended December 31, 2021, 2020, and 2019 were both immaterial and no more than incidental in nature.
The financial projections in this proxy statement may not prove to be reflective of actual future results.
This proxy statement contains projections and forecasts prepared by Alternus. None of the projections and forecasts included in this proxy statement have been prepared with a view toward public disclosure other than to certain parties involved in the business combination or toward complying with SEC guidelines or GAAP. Accordingly, such projections and forecasts should not be viewed as public guidance. The projections and forecasts were prepared based on numerous variables and assumptions which are inherently uncertain and may be beyond the control of Alternus and exclude, among other things, transaction-related expenses. Important factors that may affect actual results and results of the Combined Company’s operations following the business combination, or could lead to such projections and forecasts not being achieved include, but are not limited to: customer demand for Combined Company’s products, an evolving competitive landscape, rapid technological change, margin shifts in the industry, regulatory changes, successful management and retention of key personnel, unexpected expenses and general economic conditions. While Alternus assumes responsibility for the accuracy and completeness of the projections and forecasts to the extent included in this proxy statement, investors are cautioned not to place undue reliance on the projections, as the projections may be materially different than actual results.
Our Warrant Agreement designates the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our Company.
Our Warrant Agreement provides that, subject to applicable law, (i) any action, proceeding or claim against us arising out of or relating in any way to our warrant agreement, including under the Securities Act, will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and (ii) that we irrevocably submit to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. We will waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.
Notwithstanding the foregoing, these provisions of our warrant agreement will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Any person or entity purchasing or otherwise acquiring any interest in any of our warrants shall be deemed to have notice of, and to have consented to, the forum provisions in our Warrant Agreement.
If any action, the subject matter of which is within the scope of the forum provisions of our warrant agreement, is filed in a court other than a court of the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any holder of our warrants, such holder of our warrants shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts located in the State of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such holder of our warrants in any such enforcement action by service upon such holder’s counsel in the foreign action as agent for such holder of our warrants.
This choice-of-forum provision may limit the ability of a holder of our warrants to bring a claim in a judicial forum that it finds favorable for disputes with us, which may discourage such lawsuits. Alternatively, if a court were to find this provision of our warrant agreement inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect our business, financial condition and results of operations and result in a diversion of the time and resources of our management and board of directors.

We have not registered the shares of common stock issuable upon exercise of the warrants under the Securities Act or any state securities laws, and registration may not be in place when an investor desires to exercise warrants, thus precluding the investor from being able to exercise his, her or its warrants except on a cashless basis and potentially causing such warrants to expire worthless.
While we have registered the Class A common stock issuable upon exercise of the warrants under the Securities Act as part of the registration statement, we do not have a current registration statement covering the issuance of Class A common stock on exercise of the warrants. However, under the terms of the Warrant Agreement, we have agreed that as soon as practicable, but in no event later than 20 business days after the Closing of the business combination, we will use best efforts to file with the SEC a registration statement for the registration under the Securities Act of the shares of common stock issuable upon exercise of the warrants and thereafter will use best efforts to cause to become effective within 60 business days following the business combination and to maintain a current prospectus relating to common stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current, complete or correct or the SEC issues a stop order. If the shares of common stock issuable upon exercise of the warrants are not registered under the Securities Act, under the terms of the Warrant Agreement, holders of warrants who seek to exercise their warrants will not be permitted to do so for cash and, instead, we will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available. If holders exercise their warrants on a cashless basis, they would pay the warrant exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the excess of the “fair market value” of our shares of common stock (as defined in the next sentence) over the exercise price of the warrants by (y) the fair market value. The “fair market value” is the average reported closing price of the shares of common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of exercise is received by the warrant agent or on which the notice of redemption is sent to the holders of warrants, as applicable. As a result, they would receive fewer shares of common stock from such exercise than if you were to exercise such warrants for cash.
In no event will warrants be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration or qualification is available.
Notwithstanding the above, if our shares of common stock are at the time of any exercise of a warrant not listed on a national securities exchange and are not “covered securities” under Section 18(b)(1) of the Securities Act, we may, at our option, not permit holders of warrants who seek to exercise their warrants to do so for cash and, instead, require them to do so on a cashless basis in accordance with Section 3(a)(9) of the Securities Act and, if we so elect, we will not be required to file or maintain in effect a registration statement or register or qualify the shares underlying the warrants under applicable state securities laws, and if we do not so elect, we will use commercially reasonable efforts to register or qualify the shares underlying the warrants under applicable state securities laws to the extent an exemption is not available. Exercising the warrants on a cashless basis could have the effect of reducing the potential “upside” of the holder’s investment in our Company because the warrant holder will hold a smaller number of shares of common stock upon a cashless exercise of the warrants they hold than they would have upon a cash exercise. In no event will we be required to net cash settle any warrant, or issue securities (other than upon a cashless exercise as described above) or other compensation in exchange for the warrants if we are unable to register or qualify the shares underlying the warrants under the Securities Act or applicable state securities laws. If the issuance of the shares upon exercise of the warrants is not so registered or qualified or exempt from registration or qualification, the holder of the warrant shall not be entitled to exercise the warrant and the warrant may have no value and expire worthless. In that event, holders who acquired their warrants as part of a purchase of public units will have paid the full unit purchase price solely for the shares of common stock included in the public units. There may be a circumstance where an exemption from registration exists for holders of our private warrants to exercise their warrants while a corresponding exemption does not exist for holders of the public warrants included as part of public units sold in the IPO. In such an instance, our initial stockholder and their permitted transferees (which may include our directors and executive officers) would be able to exercise their warrants and sell the shares of common stock underlying the warrants while holders of our public warrants would not be able to exercise their warrants and sell the underlying shares of common stock. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying shares of common stock for sale under all applicable state securities laws. As a result, we may redeem the warrants as set forth above even if the holders are otherwise unable to exercise their warrants.
You may only be able to exercise your public warrants on a “cashless basis” under certain circumstances, and if you do so, you will receive fewer shares of common stock from such exercise than if you were to exercise such warrants for cash.
The Warrant Agreement provides that in the following circumstances holders of warrants who seek to exercise their warrants will not be permitted to do for cash and will, instead, be required to do so on a cashless basis in accordance with Section 3(a)(9) of the Securities Act: (i) if the shares of common stock issuable upon exercise of the warrants are not registered under the Securities Act in accordance with the terms of the warrant agreement; (ii) if we have so elected and the shares of common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of “covered securities” under Section 18(b)(1) of the Securities Act; and (iii) if we have so elected and we call the public warrants for redemption. If you exercise your public warrants on a cashless basis, you would pay the warrant exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the excess of the “fair market value” of our shares of common stock (as defined in the next sentence) over the exercise price of the warrants by (y) the fair market value. The “fair market value” is the average reported closing price of the shares of common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of exercise is received by the warrant agent or on which the notice of redemption is sent to the holders of warrants, as applicable. As a result, you would receive fewer shares of common stock from such exercise than if you were to exercise such warrants for cash.
The only principal asset of the Company following the business combination will be its interest in the Acquired Subsidiaries and accordingly, it will depend on distributions from the Acquired Subsidiaries to pay taxes and expenses.
Upon consummation of the business combination, the Company will be a holding company and will have no material assets other than its interests in the Acquired Subsidiaries. The Company is not expected to have independent means of generating revenue or cash flow, and its ability to pay taxes and operating expenses, as well as dividends in the future, if any, will be dependent upon the financial results and cash flows of the Acquired Subsidiaries. There can be no assurance that the Acquired Subsidiaries will generate sufficient cash flow to distribute funds to the Company, or that applicable law and contractual restrictions, including negative covenants under any debt instruments, if applicable, will permit such distributions. If the Acquired Subsidiaries do not distribute sufficient funds to the Company to pay its taxes or other liabilities, the Company may default on contractual obligations or have to borrow additional funds. In the event that the Company is required to borrow funds, it could adversely affect the Company’s liquidity and subject it to additional restrictions imposed by lenders.
Alternus and Clean Earth will be subject to business uncertainties and contractual restrictions while the business combination is pending.
Uncertainty about the effect of the business combination on employees and third parties may have an adverse effect on Alternus and Clean Earth. These uncertainties may impair Alternus’ or Clean Earth’s ability to retain and motivate key personnel and could cause third parties that deal with Alternus or Clean Earth to defer entering into contracts or making other decisions or seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the business combination, Alternus’ or Clean Earth’s business could be harmed. The ability to successfully effect the business combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Alternus, all of whom we expect to stay with the Combined Company following the business combination. The loss of such key personnel could negatively impact the operations and financial results of the Combined Company.
Upon consummation of the business combination, Alternus will own the majority of the outstanding common stock and will have the right to appoint a majority of Company’s board members, and this concentration of ownership may affect the market price of our securities and Alternus’ interests may conflict with those of other stockholders.
Following the consummation of the business combination, Alternus will own a majority of the Company’s common stock. As a result, Alternus will be able to substantially influence matters requiring Company stockholder or board approval, including the election of directors, approval of any potential acquisition of Company, changes to Company’s organizational documents and significant corporate transactions. This concentration of ownership makes it unlikely that any other holder or group of holders of common stock will be able to affect the way the Company is managed or the direction of its business. In addition, the executive officers of Alternus will also serve as executive officers of Clean Earth and two of Alternus’ directors will also serve as directors of Clean Earth. The interests of Alternus with respect to matters potentially or actually involving or affecting Company, such as future acquisitions, financings and other corporate opportunities and attempts to acquire Company, may conflict with the interests of Company’s other stockholders.
Subject to any fiduciary duties owed by the board of directors to our other stockholders under Delaware law, Alternus will be able to exercise significant influence over the management and policies of the Company and will have sufficient votes to exercise control over matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. Alternus is a public company, which has its common stock traded on the Oslo Euronext and may have interests that are different from other stockholders. The concentration of ownership could delay or prevent a change in control of us, or otherwise discourage a potential acquirer from attempting to obtain control of us, which in turn could reduce the price of our stock.
In addition, the fact that approximately 62% of our common stock, assuming no redemptions by holders of Clean Earth’s public shares, will be owned by a controlling shareholder, Alternus, and an additional 14% of our common stock (excluding 33.3% of the founder shares which become subject to vesting on closing of the business combination), assuming no redemptions by holders of Clean Earth’s public shares, will be owned by the initial stockholder and are subject to a lock-up could affect the public float for our common stock and the trading volume and could adversely affect the market price of our common stock.
Members of our management team and board of directors have significant experience as founders, board members, officers or executives of other companies. As a result, certain of those persons have been, may be, or may become, involved in proceedings, investigations and litigation relating to the business affairs of the companies with which they were, are, or may in the future be, affiliated. This may have an adverse effect on us, which may impede our ability to consummate the business combination.
During the course of their careers, members of our management team and board of directors have had significant experience as founders, board members, officers or executives of other companies. As a result of their involvement and positions in these companies, certain persons were, are now, or may in the future become, involved in litigation, investigations or other proceedings relating to the business affairs of such companies or transactions entered into by such companies. Any such litigation, investigations or other proceedings may negatively affect our reputation, which may impede our ability to complete the business combination.
We are an emerging growth company and a smaller reporting company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies or smaller reporting companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.
We are an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor internal controls attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. As a result, our stockholders may not have access to certain information they may deem important. We could be an emerging growth company for up to five years, although circumstances could cause us to lose that status earlier, including if the market value of our common stock held by non-affiliates exceeds $700 million as of any June 30 before that time, in which case we would no longer be an emerging growth company as of the following December 31. We cannot predict whether investors will find our securities less attractive because we will rely on these exemptions. If some investors find our securities less attractive as a result of our reliance on these exemptions, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Additionally, we are, and following the business combination it is expected that we will initially be, a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K and consequently may take advantage of certain reduced disclosure obligations. To the extent we take advantage of such reduced disclosure obligations while we remain a smaller reporting company, it may also make comparison of our financial statements with other public companies difficult or impossible.
If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the business combination.
If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the business combination.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:
•
restrictions on the nature of our investments; and

•
restrictions on the issuance of securities, each of which may make it difficult for us to complete the business combination.

In addition, we may have imposed upon us burdensome requirements, including:
•
registration as an investment company;

•
adoption of a specific form of corporate structure; and

•
reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.
We do not believe that our principal activities and the business combination will subject us to the Investment Company Act. To this end, the proceeds held in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. An investment in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. The trust account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination (which shall be the business combination should it occur); (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the existing governing documents (A) to modify the substance or timing of our obligation to provide holders of our public stockholders the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window or (B) with respect to any other provision relating to the rights of public stockholders; or (iii) absent our completing an initial business combination within the completion window, our return of the funds held in the trust account to our public stockholders as part of our redemption of the public shares.
If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we have not consummated our initial business combination within the completion window, our public stockholders may receive only approximately $10.00 per public share, or less in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless.
We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete our initial business combination with which a substantial majority of our stockholders or warrant holders do not agree.
The Current Charter does not provide a specified maximum redemption threshold, except that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, in which case the business combination would not be consummated. As a result, we may be able to complete the business combination even if a substantial portion of our public stockholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to the Sponsor or our directors, officers or advisors, or any of their respective affiliates. As of the date of this proxy statement, there have not been agreements that were entered into with respect to the private purchase of public shares by the Company or the persons described above with any such investor or holder.
If the aggregate cash consideration we would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Business Combination Agreement exceeds the aggregate amount of cash available to us, we may not complete the business combination or redeem any shares, all shares of common stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.

If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 15% of our common stock issued in the IPO, you (or, if a member of such a group, all of the members of the group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of our common stock issued in the IPO without the prior consent of the Company.
The Current Charter provides that a public stockholder, together with any affiliate of that stockholder or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of common stock included in the public units sold in our IPO (the “excess shares”) without the prior consent of the Company. In order to determine whether that stockholder is acting in concert or as a group with another stockholder, the Company will require each public stockholder seeking to exercise redemption rights to certify to the Company whether the stockholder is acting in concert or as a group with any other stockholder. These certifications, together with other public information relating to stock ownership available to the Company at that time, such as Schedule 13D, Schedule 13G and Section 16 filings under the Exchange Act, will be the sole basis on which the Company makes the above-referenced determination. Your inability to redeem any excess shares will reduce your influence over our ability to consummate the business combination and you could suffer a material loss on your investment in us if you sell these excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to any excess shares if we consummate the business combination. As a result, you will continue to hold that number of shares aggregating to more than 15% of the shares sold in our IPO and, in order to dispose of excess shares, would be required to sell your stock in open market transactions, potentially at a loss. We cannot assure you that the value of the excess shares will appreciate over time following the business combination or that the market price of our common stock will exceed the per-share redemption price. Notwithstanding the foregoing, stockholders may challenge the Company’s determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.
However, our stockholders’ ability to vote all of their shares (including any excess shares) for or against the business combination is not restricted by this limitation on redemption.
There is no guarantee that your decision whether to redeem your shares for a pro rata portion of the trust account will put you in a better future economic position.
We can give no assurance as to the price at which you may be able to sell your public shares in the future following the completion of the business combination or any alternative business combination. Certain events following the consummation of the business combination may cause an increase in our share price, and may result in a lower value realized now than you might realize in the future had you not redeemed your shares. Similarly, if you do not redeem your shares, you will bear the risk of ownership of the public shares after the consummation of the business combination, and there can be no assurance that you can sell your shares in the future for a greater amount than the redemption price set forth in this proxy statement. You should consult your own tax and/or financial advisor for assistance on how this may affect your individual situation.
If we are unable to complete the business combination, our public stockholders may receive only approximately $10.425 per share on the liquidation of the trust account (or less than $10.425 per share in certain circumstances where a third party brings a claim against us that the Sponsor is unable to indemnify), and our warrants will expire worthless.
If we are unable to complete the business combination within the completion window, our public stockholders may receive only approximately $10.425 per share on the liquidation of the trust account (based on the amount in the trust account on June 30, 2023 and before deducting taxes and up to $100,000 of liquidation expenses which may be paid out of interest earned on the funds in the trust account) (or less than $10.425 per share in certain circumstances where a third-party brings a claim against us that the Sponsor is unable to indemnify (as described below)) and our warrants will expire worthless.
We may be deemed a “foreign person” under the regulations relating to CFIUS, and our failure to obtain any required approvals within the requisite time period may require us to liquidate.
Our Sponsor may be deemed to be controlled by or have substantial ties with a non-U.S. person, given that David Saab, a managing member of the Sponsor, is a citizen of France. If CFIUS were to consider us to be a “foreign person” and believe that the business of a business combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the business combination. In addition, if the business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.
If we are determined to be a “foreign person” and subject to CFIUS review, CFIUS may decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the Combined Company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the Sponsor.
As a result, the pool of potential targets with which we could complete an initial business combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential business combination and the chance of realizing future gains on your investment through any price appreciation in the Combined Company.
We may be subject to stockholder claims, private rights of action, or an enforcement action in connection with a previously contemplated non-redemption incentive.
On September 1, 2023, we issued a press release and filed a Current Report on Form 8-K with the SEC disclosing that the Company will no longer pursue a previously contemplated non-redemption incentive (the “Incentive”) that was previously disclosed in a CEO letter to stockholders (the “CEO Letter”) on a Current Report on Form 8-K filed with the SEC on May 17, 2023. The CEO Letter disclosed our previous, anticipatory desire to award a certain number of shares of the Combined Company to stockholders who do not exercise their redemption rights in connection with the special meeting. Although we are no longer pursuing the Incentive, we may be subject to litigation, claims for indemnification, or an enforcement action by the SEC in connection with the Incentive under the Securities Act.
While we believe that we have fully complied with all relevant laws and regulations, there can be no assurance that the SEC will not commence an enforcement action against us or members of our management, or as to the ultimate resolution of any enforcement action that the SEC may decide to bring. Under applicable law, the SEC has the ability to impose significant sanctions on companies and individuals who are found to have violated the provisions of applicable federal securities laws, including cease and desist orders, civil money penalties, and barring individuals from serving as directors or officers of public companies. Additionally, claims could be brought against the Company for rescission or damages, which could result in litigation. Defending against, or adverse outcomes of, such claims, litigation, or enforcement action brought by the SEC against us or members of our management could cause us to incur significant expenditures and divert the time and attention of management, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.
If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share redemption amount received by stockholders may be less than $10.10 per share.
Placing funds in the trust account may not protect those funds from third-party claims against us. Third parties may not be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving claims to the funds held in the trust account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such the party’s engagement would be significantly more beneficial to us than any alternative. For example, and without limitation, the underwriters of the IPO, have not executed agreements with us waiving claims to the monies held in the trust account.
Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that these entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Upon redemption of our public shares, if we are unable to complete our business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the ten years following redemption. Accordingly, the per-share redemption amount received by public stockholders could be less than the $10.10 per share initially held in the trust account, due to claims of these creditors. The Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided, that, this liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not the waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked the Sponsor to reserve for these indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy their indemnity obligations and believe that the Sponsor’s only assets our securities. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for the business combination and redemptions could be reduced to less than $10.10 per public share. In such event, we may not be able to complete the business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete the business combination within the completion window may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of the stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following the end of the completion window if we do not complete our business combination and, therefore, we do not intend to comply with the foregoing procedures.
Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of the stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution.
We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of that date. Furthermore, if the pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares if we do not complete the business combination within the completion window is not considered a liquidating distribution under Delaware law and the redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.
If, after we distribute the proceeds in the trust account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover the proceeds, and the members of our board of directors may be viewed as having breached their fiduciary duties to our creditors, thereby exposing the members of our board of directors and us to claims of punitive damages.
If, after we distribute the proceeds in the trust account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our stockholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith by paying public stockholders from the trust account prior to addressing the claims of creditors, thereby exposing itself and us to claims of punitive damages.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial statements are provided to aid you in your analysis of the financial aspects of the Business Combination, the Material Events and the Significant Acquisitions (defined in the notes to the unaudited pro forma condensed combined financial statements), which are referred to as the “Transactions”.
The unaudited pro forma condensed combined financial statements are based on the Clean Earth historical financial statements and the Alternus historical consolidated financial statements as adjusted to give effect to the Transactions and reflect a refinancing of Alternus’ Solis assets in full. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Transactions as if they had been consummated on June 30, 2023. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2023 and the year ended December 31, 2022 give effect to the Transactions as if they had occurred on January 1, 2022, which is the beginning of the earliest period presented.
The unaudited pro forma condensed combined financial statements were derived from and should be read in conjunction with:

•
the accompanying notes to the unaudited pro forma condensed combined financial statements;

•
the historical unaudited condensed financial statements of Clean Earth as of and for the six months ended June 30, 2023 and the related notes included elsewhere in this proxy statement;

•
the historical audited financial statements of Clean Earth as of December 31, 2022 and 2021, for the year ended December 31, 2022, and for the period from May 14, 2021 (inception) through December 31, 2021 and the related notes included elsewhere in this proxy statement;

•
the historical unaudited condensed consolidated financial statements of Alternus as of and for the six months ended June 30, 2023 and the related notes included elsewhere in this proxy statement;

•
the historical audited consolidated financial statements of Alternus as of December 31, 2022 and 2021, and for the years ended December 31, 2022 and December 31, 2021 and the related notes included elsewhere in this proxy statement;

•
the sections entitled “Clean Earth Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Alternus Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and other financial information relating to Clean Earth and Alternus included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial statements present two redemption scenarios as follows:

•
Assuming No Redemptions (Scenario 1):   This presentation provides that no shares of Class A common stock are redeemed by the public stockholders of Clean Earth in connection with the business combination. In addition, this scenario assumes the issuance of 2,300,000 shares upon the automatic conversion of all 23,000,000 rights upon Closing.

•
Assuming Maximum Redemptions (Scenario 2):   This presentation assumes 4,834,285 shares of Class A common stock are redeemed for their pro rata share of the funds in Clean Earth’s trust account, which is approximately $50.4 million as of June 30, 2023. This scenario gives effect to Clean Earth’s public shareholder redemptions of 4,834,285 shares for a per share redemption price of $10.425, representing an aggregate redemption payment of $50.4 million that would allow consummation of the Business Combination in accordance with the minimum available cash condition of $25.0 million, which can be waived by Alternus. This scenario assumes that after the business combination, there will be 39,114,389 shares of our common stock outstanding. As of the date hereof, 1,000,000 shares of Clean Earth’s Class A common stock are subject to non-redemption commitments contingent upon the close of the Business Combination, pursuant to a certain subscription agreement between the Sponsor and an institutional investor (who is not affiliated with the Sponsor or any member of our management team) (the “Anchor Investor”), dated November 11, 2021 (the “Anchor Investor Agreement”). Pursuant to the Anchor Investor Agreement, among other terms, the Anchor Investor agreed to purchase, and the Sponsor agreed to sell, certain limited liability company interests in the Sponsor (the “Sponsor Interests”) corresponding to a certain allocation of founder shares and private warrants. Specifically, in exchange for an aggregate purchase price of $2,900,410, the Anchor Investor received Sponsor Interests corresponding to a total of 1,289,000 founder shares and 145,000 private warrants. Further, the Anchor Investor agreed to (i) purchase 2,277,000 public shares offered in Clean Earth’s IPO and (ii) hold and not redeem at least 1,000,000 public shares through the closing of the business combination (the “non-redemption commitment”). The Anchor Investor Agreement further provides that, among other terms, (a) in the event the Anchor Investor defaults on the non-redemption commitment, the Anchor Investor will forfeit all of its Sponsor Interests; (b) the Sponsor may not offer future investment to another investor on terms and conditions more favorable than the Anchor Investor Agreement without first offering such terms to the Anchor Investor; (c) the purchase price proceeds will be used to fund the Sponsor’s purchase of certain private units; and (d) the Sponsor retains voting and dispositive power over the founder shares and private warrants allocated to the Sponsor Interests until the closing of the business combination. The Anchor Investor Agreement also contained certain confidentiality provisions and customary representations and warranties of the Anchor Investor for an agreement of its type. In addition, this scenario assumes the issuance of 2,300,000 shares upon the automatic conversion of all 23,000,000 rights upon Closing. The value of $10.425 for the redemption price was determined by dividing the remaining Class A common stock subject to possible redemption, which was valued at $84,940,910 after the Special Meeting Redemptions, by the total number of remaining Class A common stock subject to possible redemption, which was 8,147,563 after the Special Meeting Redemptions.
The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2023
(in thousands, except share and per share amounts)
	Historical						Scenario 1 Assuming No Redemptions for Cash			Scenario 2 Assuming Maximum Redemptions for Cash
	4(A) Clean Earth	4(B) Alternus	4(C) Carve-Out Adjustments	Alternus Pro Forma	4(D) Material events		Transaction Accounting Adjustments		Pro Forma Balance Sheet	Transaction Accounting Adjustments		Pro Forma Balance Sheet
Assets
Current assets:
Cash and cash equivalents	$101	$5,061	$(348)	$4,713	$—		$(805)	4(d)	$80,213	(50,399)	4(j)	$29,814
							84,785	4(e)
							(2,974)	4(g)
							(3,243)	4(h)
							(2,364)	4(f)
Accounts receivable, net	—	5,116	(52)	5,064			—		5,064	—		5,064
Marketable securities held in Trust Account	84,941	—	—	—			(84,785)	4(e)	—	—		—
					780	A	(936)	4(n)
Unbilled energy incentives earned	—	5,534	—	5,534			—		5,534	—		5,534
Prepaid expense and other current assets	101	5,390	(1,726)	3,664			(101)	4(g)	1,840	—		1,840
							(1,824)	4(h)
Taxes recoverable	—	2,368	(346)	2,022			—		2,022	—		2,022
Total current assets	85,143	23,469	(2,472)	20,997	780		(12,247)		94,673	(50,399)		44,274
Non-current assets:
Property and equipment, net	—	167,924	(2,395)	165,529			—		165,529	—		165,529
Right of use asset		9,940	(1,560)	8,380			—		8,380			8,380
Goodwill	—	1,793	—	1,793			—		1,793	—		1,793
Restricted cash	—	5,653	—	5,653			—		5,653	—		5,653
Other receivable	—	405	—	405			—		405	—		405
Capitalized development cost and other long-term assets	—	8,953	—	8,953			—		8,953	—		8,953
Total Assets	$85,143	$218,137	$(6,427)	$211,710	$780		$(12,247)		$285,386	$(50,399)		$234,987
See accompanying notes to the unaudited pro forma condensed combined financial statements.

	Historical						Scenario 1 Assuming No Redemptions for Cash			Scenario 2 Assuming Maximum Redemptions for Cash
	4(A) Clean Earth	4(B) Alternus	4(C) Carve-Out Adjustments	Alternus Pro Forma	4(D) Material events		Transaction Accounting Adjustments		Pro Forma Balance Sheet	Transaction Accounting Adjustments	Pro Forma Balance Sheet
Current liabilities:
Accounts payable	$82	$19,027	$(12,178)	$6,849			(82)	4(g)	6,849	—	$6,849
Accrued liabilities	1,343	12,679	(7,256)	5,423			(1,343)	4(g)	4,106	—	4,106
							(1,317)	4(h)		—
Taxes payable	—	1,290	1	1,291			—		1,291	—	1,291
Deferred income	—	5,534	—	5,534			—		5,534	—	5,534
Rights of asset liability – short term	—	655	(213)	442			—		442	—	442
Green bonds, Convertible and non-convertible promissory notes, net	—	183,805	(29,917)	153,888			11,600	4(m)	165,488	—	165,488
Accrued offering costs	543	—	—	—			(543)	4(g)	—	—	—
Promissory note – related party	1,006	—	—	—	780	A	(1,006)	4(g)	—	—	—
							(780)	4(n)
Deferred underwriter fee payable	805	—	—	—			(805)	4(d)	—	—	—
Total current liabilities	3,779	222,990	(49,563)	173,427	780		5,724		183,710	—	183,710
Rights of asset liability – long term	—	9,105	(1,436)	7,669			—		7,669	—	7,669
Convertible and non-convertible promissory notes, net	—	12,892	(643)	12,249			—		12,249	—	12,249
Asset retirement obligations	—	1,571	17	1,588			—		1,588	—	1,588
Earn-out liability, non-current portion	—	—	—	—			121,800	4(l)	121,800	—	121,800
Total liabilities	$3,779	$246,558	$(51,625)	$194,933	$780		$127,524		$327,016	$—	$327,016
Class A common stock subject to possible redemption; $0.0001 par value; 100,000,000 shares authorized; 8,147,563 shares issued and outstanding at redemption	84,941	—	—	—			(84,941)	4(i)	—	—	—
See accompanying notes to the unaudited pro forma condensed combined financial statements.

	Historical					Scenario 1 Assuming No Redemptions for Cash			Scenario 2 Assuming Maximum Redemptions for Cash
	4(A) Clean Earth	4(B) Alternus	4(C) Carve-Out Adjustments	Alternus Pro Forma	4(D) Material events	Transaction Accounting Adjustments		Pro Forma Balance Sheet	Transaction Accounting Adjustments		Pro Forma Balance Sheet
Stockholders’ Equity
CEAC Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—	—	—		—		—	—		—
CEAC Class A common stock, $0.0001 par value, 100,000,000 shares authorized; 890,000shares issued and outstanding (excluding 23,000,000 shares subject to possible redemption)	—	—	—	—		—		—	—		—
CEAC Class B common stock, $0.0001 par value, 10,000,000 shares authorized; 7,666,667 shares issued and outstanding	1	—	—	—		(1)	4(b)	—	—		—
Alternus Clean Energy, Inc. Class A common stock	—	—	—	—		1	4(b)	5	—	4(j)	5
						1	4(i)
						3	4(k)
						—	4(c)
						—	4(a)
Common stock, $0.012 par value, 100,000,000 authorized and 26,365,738 issued and outstanding	—	305	—	305		(305)	4(k)	—	—		—
Additional paid-in capital	—	52,006	—	52,006		(5,796)	4(k)	7,001	(7,001)	4(j)	—
						(121,800)	4(l)
						—	4(c)
						84,940	4(i)
						(101)	4(g)
						(2,248)	4(h)
						—	4(a)
						—	4(d)
Foreign Currency Translation Reserve	—	2,220	(3,522)	(1,302)		—		(1,302)			(1,302)
See accompanying notes to the unaudited pro forma condensed combined financial statements.

	Historical					Scenario 1 Assuming No Redemptions for Cash			Scenario 2 Assuming Maximum Redemptions for Cash
	4(A) Clean Earth	4(B) Alternus	4(C) Carve-Out Adjustments	Alternus Pro Forma	4(D) Material events	Transaction Accounting Adjustments		Pro Forma Balance Sheet	Transaction Accounting Adjustments		Pro Forma Balance Sheet
Accumulated deficit	(3,578)	(82,207)	48,720	(33,487)		6,098	4(k)	(46,589)	(43,398)	4(j)	(89,987)
						(2,364)	4(f)
						—	4(d)
						(1,502)	4(h)
						(156)	4(n)
						(11,600)	4(m)
Non-controlling interest	—	(745)	—	(745)		—		(745)	—		(745)
Total stockholders’ equity (deficit)	(3,577)	(28,421)	45,198	16,777		(54,830)		(41,630)	(50,399)		(92,029)
Total liabilities and stockholders’ equity (deficit)	$85,143	$218,137	$(6,427)	$211,710	$780	$(12,247)		$285,386	$(50,399)		$234,987

See accompanying notes to the unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2023
(in thousands, except share and per share amounts)
	Historical						Scenario 1 Assuming No Redemptions for Cash			Scenario 2 Assuming Maximum Redemptions for Cash
	5(A) Clean Earth	5(B) Alternus	5(C) Carve-Out Adjustments	Autonomous Entity Adjustments		Alternus Pro Forma	Transaction Accounting Adjustments		Pro Forma Statement of Operations	Transaction Accounting Adjustments	Pro Forma Statement of Operations
Revenues	$—	$17,321	$(13)	$—		$17,308	$—		$17,308	$—	$17,308
Operating expenses:
Cost of revenues	—	(4,388)	5	—		(4,383)	—		(4,383)	—	(4,383)
Franchise tax expense	(100)	—	—	—		—	—		(100)	—	(100)
Bank fees	(7)	—	—	—		—	—		(7)	—	(7)
Insurance expense	(213)	—	—	—		—	—		(213)	—	(213)
Dues and subscriptions	(161)	—	—	—		—	—		(161)	—	(161)
Marketing and advertising expenses	(16)	—	—	—		—	—		(16)	—	(16)
Legal and accounting expenses	(377)	—	—	—		—	—		(377)	—	(377)
Listing fee	(35)	—	—	—		—	—		(35)	—	(35)
Selling, general and administrative	—	(6,994)	4,513	(4,423)	5(aa)	(6,904)	—		(6,904)	—	(6,904)
Development cost	—	(1,005)	1,005	—		—	—		—	—	—
Depreciation, amortization, and accretion	—	(3,620)	97	—		(3,523)	—		(3,523)	—	(3,523)
Total operating expenses	(909)	(16,007)	5,620	(4,423)		(14,810)	—		(15,719)	—	(15,719)
Income (loss) from operations	(909)	1,314	5,607	(4,423)		2,498	—		1,589	—	1,589
Interest expense	—	(11,798)	1,680	(101)	5(ab)	(10,219)	—		(10,219)	—	(10,219)
Other income	—	244	—	—		244	—		244	—	244
Dividend income on marketable securities held in Trust Account	3,109	—	—	—		—	(3,109)	5(a)	—	—	—
Realized gains on marketable securities held in Trust Account	1,663	—	—	—		—	(1,663)	5(a)	—	—	—
Other expenses	—	(184)	—	—		(184)			(184)	—	(184)
Total other expense	4,772	(11,738)	1,680	(101)		(10,159)	(4,772)		(10,159)	—	(10,159)
Net income (loss) before provision for income taxes	3,863	(10,424)	7,287	(4,524)		(7,661)	(4,772)		(8,570)	—	(8,570)
See accompanying notes to the unaudited pro forma condensed combined financial statements.

	Historical					Scenario 1 Assuming No Redemptions for Cash				Scenario 2 Assuming Maximum Redemptions for Cash
	5(A) Clean Earth	5(B) Alternus	5(C) Carve-Out Adjustments	Autonomous Entity Adjustments	Alternus Pro Forma	Transaction Accounting Adjustments		Pro Forma Statement of Operations		Transaction Accounting Adjustments	Pro Forma Statement of Operations
Income taxes	(632)	—	—	—	—	—	5(d)	(632)		—	(632)
Net income (loss)	$3,231	$(10,424)	$7,287	$(4,524)	$(7,661)	$(4,772)		$(9,202)		$—	$(9,202)
Net loss attributable to non-controlling interest		$(245)						(245)			(245)
Net loss attributable to Alternus Energy Group / Alternus Clean Energy, Inc.		$(10,179)						$(8,957)			$(8,957)
Basic and diluted net loss per share, non-redeemable Class A and Class B common stock	$(0.01)
Basic and diluted weighted average shares outstanding, non-redeemable Class A and Class B common stock	8,556,667
Basic and diluted net income (loss) per share, Class A common stock	$0.17	$(0.39)						$(0.20)			$(0.23)
Basic and diluted weighted average shares outstanding, Class A common stock	20,045,924	26,365,738						43,948,674	5(g)		39,114,389	5(g)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022
(in thousands, except share and per share amounts)
	Historical							Scenario 1 Assuming No Redemptions for Cash			Scenario 2 Assuming Maximum Redemptions for Cash
	5(A) Clean Earth	5(B) Alternus	5(C) Carve-Out Adjustments	Autonomous Entity Adjustments		5(D) SIG Portfolio acquired by Solis	Alternus Pro Forma	Transaction Accounting Adjustments		Pro Forma Statement of Operations	Transaction Accounting Adjustments	Pro Forma Statement of Operations
Revenues	$—	$32,526	$(201)	$—		$—	$32,325	$—		$32,325	$—	$32,325
Operating expenses:
Cost of revenues	—	(9,224)	43	—		—	(9,181)	—		(9,181)	—	(9,181)
Franchise tax expense	(200)	—	—	—		—	—	—		(200)	—	(200)
Bank fees	(1)	—	—	—		—	—	—		(1)	—	(1)
Insurance expense	(359)	—	—	—		—	—	—		(359)	—	(359)
Dues and subscriptions	(204)	—	—	—		—	—	—		(204)	—	(204)
Marketing and advertising expenses	(100)	—	—	—		—	—	—		(100)	—	(100)
Legal and accounting expenses	(1,214)	—	—	—		—	—	—		(1,214)	—	(1,214)
Placement services fee	(500)	—	—	—		—	—	—		(500)	—	(500)
Selling, general and administrative	—	(11,139)	4,468	(4,373)	5(aa)	(38)	(11,082)	(2,364)	5(b)	(14,949)	—	(14,949)
							—	(1,502)	5(c)
Development cost	—	(23,925)	23,925	—		—	—	—		—	—	—
Depreciation, amortization, and accretion	—	(7,157)	39	—		—	(7,118)	—		(7,118)	—	(7,118)
Total operating expenses	(2,578)	(51,445)	28,475	(4,373)		(38)	(27,381)	(3,866)		(33,826)	—	(33,826)
Income (loss) from operations	(2,578)	(18,919)	28,274	(4,373)		(38)	4,944	(3,866)		(1,501)	—	(1,501)
Interest expense	—	(17,437)	2,581	(154)	5(ab)	—	(15,010)	(11,600)	5(e)	(26,610)	—	(26,610)
								(156)	5(f)
Other income	—	1,275	(3)	—		—	1,272	—		1,272	—	1,272
Dividend income on marketable securities held in Trust Account	1,058	—	—	—		—	—	(1,058)	5(a)	—	—	—
See accompanying notes to the unaudited pro forma condensed combined financial statements.

	Historical						Scenario 1 Assuming No Redemptions for Cash				Scenario 2 Assuming Maximum Redemptions for Cash
	5(A) Clean Earth	5(B) Alternus	5(C) Carve-Out Adjustments	Autonomous Entity Adjustments	5(D) SIG Portfolio acquired by Solis	Alternus Pro Forma	Transaction Accounting Adjustments		Pro Forma Statement of Operations		Transaction Accounting Adjustments	Pro Forma Statement of Operations
Realized gains on marketable securities held in Trust Account	2,228	—	—	—	—	—	(2,228)	5(a)	—		—	—
Loss on disposal of asset	—	(139)	60	—	—	(79)	—		(79)		—	(79)
Other expenses	—	(1,059)	388	—	—	(671)			(671)		—	(671)
Total other income	3,286	(17,360)	3,026	(154)	—	(14,488)	(15,042)		(26,088)		—	(26,088)
Net income (loss) before provision for income taxes	708	(36,279)	31,300	(4,527)	(38)	(9,544)	(18,908)		(27,589)		—	(27,589)
Income taxes	(648)	(5)	—	—	—	(5)	—	5(d)	(653)		—	(653)
Net income (loss)	$60	$(36,284)	$31,300	$(4,527)	$(38)	$(9,549)	$(18,908)		$(28,242)		$—	$(28,242)
Net loss attributable to non-controlling interest		(484)							(484)			(484)
Net loss attributable to Alternus Energy Group / Alternus Clean Energy, Inc.		$(35,800)							$(27,758)			$(27,758)
Basic and diluted net loss per share, non-redeemable Class A and Class B common stock	$(1.38)
Basic and diluted weighted average shares outstanding, non-redeemable Class A and Class B common stock	8,412,804
Basic and diluted net income (loss) per share, Class A common stock	$0.60	$(1.36)							$(0.63)			$(0.71)
Basic and diluted weighted average shares outstanding, Class A common stock	19,282,192	26,360,231							43,948,674	5(g)		39,114,389	5(g)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.
Description of the Transactions

Business Combination Between Clean Earth Acquisitions Corp. and Alternus Energy Group Plc
On October 12, 2022, Clean Earth and Alternus entered into the Business Combination Agreement, which is attached as Annex A. The business combination between Clean Earth and Alternus is herein referred to as the “Business Combination.”
Subject to the receipt of the Clean Earth stockholder approval and the satisfaction or (to the extent permitted by law) waiver of certain other closing conditions set forth in the Business Combination Agreement, at the Closing, Alternus will transfer to Clean Earth, and Clean Earth will receive from Alternus, all issued and outstanding Alternus Interests in exchange for the issuance and transfer by Clean Earth to Alternus at the Closing of 27,500,000 shares of common stock of Clean Earth, subject to a working capital adjustment, plus up to 20,000,000 Earnout Shares, which will be deposited into an earnout escrow account and will be released, in whole or part, to Alternus if certain earnout milestones based on Adjusted EBITDA and share price or “Calculated Share Price” are met. As a result, the Acquired Subsidiaries (as defined in the Business Combination Agreement) will become direct wholly owned subsidiaries of Clean Earth (except for one of the Acquired Subsidiaries, which is currently 60% owned by Alternus) and Clean Earth will be controlled by Alternus.
Material Events

A.
Extension Financing

The Company extended the date by which the Company must consummate the Business Combination. Per the terms of the definitive proxy filed in connection with the extension, the Clean Earth sponsor entity has offered to pay a principal amount of the lesser of: (i) $195,000 a month or (ii) $0.04 per share, on an incremental monthly basis, into the trust to finance the extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination. For pro forma purposes, management’s assumption is that approximately $780,000 will be paid into the trust account to finance the extension. Following the Closing of the Business Combination, the principal amount will be repaid by the Company plus 20% of the principal amount.
Significant Acquisitions
Alternus acquired Solarpark Samas Sp. Z.O.O. on August 30, 2021 and Green Source Energy Beta Srl on April 22, 2021. Additionally, a subsidiary of Alternus, Alternus Solis (“Solis”), acquired the Risen Portfolio on March 22, 2021 and related entities within the SIG Portfolio in stages, which occurred on December 21, 2021 and March 22, 2022 (collectively referred to as the “Significant Acquisitions”). As a result of these acquisitions Solarpark Samas Sp. Z.O.O, Green Source Energy Beta Srl, Risen Portfolio and SIG Portfolio are wholly owned subsidiaries of Alternus.
The unaudited pro forma combined condensed financial statements do not include adjustments related to acquisitions by Alternus that took place in 2021 as the historical audited consolidated statement of operations of Alternus for the year ended December 31, 2022 reflects the full period of the operations of these companies.
As the historical audited consolidated statement of operations of Alternus for the year ended December 31, 2022 does not reflect the operations of the SIG Portfolio acquired on March 22, 2022 for the full period presented, a pro forma adjustment was added to include the historical information for the period from January 1, 2022 through the date of acquisition, March 22, 2022.
The Business Combination, the Material Events and Significant Acquisitions are collectively referred to as the “Transactions.”

2.
Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Release No. 33-10786 replaced the previous pro forma adjustment criteria with simplified requirements to depict the accounting for the Transactions (“Transactions Accounting Adjustments”), reflect incremental expense or other changes necessary to present the financial position and results of operations as if an entity was a separate stand-alone entity (“Autonomous Entity Adjustments”) and present the reasonably estimable synergies and other Transactions effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Management has elected not to present Management’s Adjustments and will only be presenting Transactions Accounting Adjustments in the unaudited pro forma condensed combined financial information. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an understanding of the combined company reflecting the Transactions.
The unaudited pro forma condensed combined financial statements are based on the Clean Earth historical financial statements and the Alternus historical consolidated financial statements as adjusted to give effect to the Transactions and reflect a refinancing of Alternus’ Solis assets in full. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Transactions as if they had been consummated on June 30, 2023. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2023 and the year ended December 31, 2022 give effect to the Transactions as if they had occurred on January 1, 2022, which is the beginning of the earliest period presented.
Carve-Out Adjustments
Pursuant to the Business Combination Agreement, Alternus will contribute interests in the Acquired Subsidiaries to Clean Earth. The historical consolidated financial statements of Alternus in the proxy statement are inclusive of the “Excluded Companies” (as defined in the Business Combination Agreement), which will not be acquired as part of the Business Combination. As such, the carve-out adjustments are presented to exclude these legal entities from the unaudited pro forma condensed combined financial statements of the combined company.
Autonomous Entity Adjustments
Autonomous entity adjustments, based on contractual agreements related to the carve-out, are reflected in the unaudited pro forma condensed combined statements of operations to present the Acquired Subsidiaries as if they had been operated as a standalone entity for the six months ended June 30, 2023 and the year ended December 31, 2022.
Significant Acquisitions
The Significant Acquisitions were determined to meet the definition of a business in accordance with Regulation S-X, Rule 11-02(d) and trigger the reporting requirements pursuant to Regulation S-X, Rule 3-05 due to their significance. However, the Significant Acquisitions do not meet the definition of businesses and are considered asset acquisitions pursuant to ASC 805, Business Combinations. The historical audited consolidated balance sheet and statement of operations of Alternus as of and for the year ended December 31, 2022 reflects the full period of the operations of the significant acquisitions that took place in 2021. Therefore, no adjustments are required in the unaudited pro forma condensed combined financial information. As the historical audited consolidated statement of operations of Alternus for the year ended December 31, 2022 does not reflect the operations of the SIG Portfolio acquired on March 22, 2022 for the full period presented, a pro forma adjustment was added to include the historical information for the period from January 1, 2022 through the date of acquisition, March 22, 2022.
Management has made significant estimates and assumptions in its determination of the pro forma adjustments. The pro forma adjustments reflecting the Transactions are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the differences may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transactions based on information available at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial statements.
The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. Clean Earth and Alternus did not have any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The unaudited pro forma combined condensed financial statements do not include adjustments related to the following acquisitions by Alternus:

•
KKSOL S.R.L., acquired on February 15, 2021,

•
Petriolo Fotovoltaica S.R.L, acquired on March 15, 2021,

•
Serre S.R.L., acquired on March 19, 2021,

•
Unisun, acquired on April 16, 2021,

•
BIMA S.R.L., acquired on May 28, 2021,

•
MABI S.R.L., acquired on May 28, 2021,

The historical audited consolidated Balance Sheet and Statement of Operations of Alternus as of and for the year ended December 31, 2022, reflects the full period of the operations of the significant acquisitions that took place in 2021.
The unaudited pro forma condensed combined financial information presents two redemption scenarios as follows:

•
Assuming No Redemptions (Scenario 1):   This presentation provides that no shares of Class A common stock are redeemed by the public stockholders of Clean Earth in connection with the business combination. In addition, this scenario assumes the issuance of 2,300,000 shares upon the automatic conversion of all 23,000,000 rights upon Closing.

•
Assuming Maximum Redemptions (Scenario 2):   This presentation assumes 4,834,285 shares of Class A common stock are redeemed for their pro rata share of the funds in Clean Earth’s trust account, which amount is approximately $50.4 million as of June 30, 2023. This scenario gives effect to Clean Earth’s public shareholder redemptions of 4,834,285 shares for a per share redemption price of $10.425, representing an aggregate redemption payment of $50.4 million that would allow consummation of the Business Combination in accordance with the minimum available cash condition of $25.0 million. This scenario assumes that after the business combination, there will be 39,114,389 shares of our common stock outstanding. As of the date hereof, 1,000,000 shares of Clean Earth’s Class A common stock are subject to non-redemption commitments contingent upon the close of the Business Combination, pursuant to the Anchor Investor Agreement. Pursuant to the Anchor Investor Agreement, among other terms, the Anchor Investor agreed to purchase, and the Sponsor agreed to sell the Sponsor Interests corresponding to a certain allocation of founder shares and private warrants. Specifically, in exchange for an aggregate purchase price of $2,900,410, the Anchor Investor received Sponsor Interests corresponding to a total of 1,289,000 founder shares and 145,000 private warrants. Further, the Anchor Investor agreed to (i) purchase 2,277,000 public shares offered in Clean Earth’s IPO and (ii) hold and not redeem at least 1,000,000 public shares through the closing of the business combination. The Anchor Investor Agreement further provides that, among other terms, (a) in the event the Anchor Investor defaults on the non-redemption commitment, the Anchor Investor will forfeit all of its Sponsor Interests; (b) the Sponsor may not offer future investment to another investor on terms and conditions more favorable than the Anchor Investor Agreement without first offering such terms to the Anchor Investor; (c) the purchase price proceeds will be used to fund the Sponsor’s purchase of certain private units; and (d) the Sponsor retains voting and dispositive power over the founder shares and private warrants allocated to the Sponsor Interests until the closing of the business combination. The Anchor Investor Agreement also contained certain confidentiality provisions and customary representations and warranties of the Anchor Investor for an agreement of its type. In addition, this scenario assumes the issuance of 2,300,000 shares upon the automatic conversion of all 23,000,000 rights upon Closing. The value of $10.425 for the redemption price was determined by dividing the remaining Class A common stock subject to possible redemption, which was valued at $84,940,910 after the Special Meeting Redemptions, by the total number of remaining Class A common stock subject to possible redemption, which was 8,147,563 after the Special Meeting Redemptions.
The following summarizes the pro forma shares of the combined company, Alternus Clean Energy, Inc., common stock that will be issued and outstanding immediately after the Business Combination, presented under the under the two scenarios listed above. Further, we anticipate that, upon completion of the Business Combination, the approximate ownership interests of the combined company are as set forth in the table below:
	Scenario 1 Assuming No Redemptions for Cash		Scenario 2 Assuming Maximum Redemptions for Cash
	Shares	%	Shares	%
Alternus Clean Energy, Inc. common stock owned by Sponsor	6,001,111	14%	6,001,111	15%
Alternus Clean Energy, Inc. common stock owned by public stockholders(1)	10,447,563	24%	5,613,278	14%
Issuance of Alternus Clean Energy, Inc. common stock to Alternus in connection with Business Combination	27,500,000	62%	27,500,000	71%
Total numbers of shares	43,948,674	100%	39,114,389	100%

(1)
Includes 2,300,000 shares which will be issuable on conversion of rights.

The total number of shares does not include (a) shares issuable on exercise of warrants to purchase 11,945,000 shares of Class A common stock (consisting of 11,500,000 public warrants and 445,000 private warrants issued to the Sponsor), which will remain outstanding immediately following the Business Combination, (b) the issuance of up to 150,000 shares, which the Sponsor has the right to receive upon conversion of up to $1.5 million of the Working Capital Note into units equivalent to the private placement units, (c) the issuance of any shares upon completion of the business combination under the 2023 Plan, (d) any increase or decreased in the shares of common stock that will be issued to Alternus as a result of the Working Capital Adjustment, (e) the Earnout Shares, (f) 2,555,556 founder shares that will become subject to vesting following closing of the Business Combination upon the occurrence of certain stock price milestones or upon the occurrence of certain events, (g) shares issuable on exercise of warrants to purchase (i) 100,000 shares of Class A common stock at an exercise price of $11.50 per share and (ii) 300,000 shares of Class A common stock at an exercise price of $0.01, the issuance of such warrants conditioned upon, and only issued upon, the close of the Business Combination, and (h) upon the exercise of the respective holder’s option, beginning 90 days after the Closing, to convert the full principal balance of such note and any accrued but unpaid interest thereon, (i) the potential issuance of 1,320,000 shares pursuant to the First Note and (ii) in the case of the Second Note, the potential issuance of a number of shares equal in market value, at the time of exercise, to the full principal balance of and any then-accrued but unpaid interest on the Second Note, as each of (g) and (h) are more fully described in the subsection entitled “Alternus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Financing Activities.”
The total number of shares includes 5,111,111 founder shares owned by the Sponsor, which will be converted into shares of Class A common stock at the Closing on a one-for-one basis, 890,000 private shares underlying private units owned by the Sponsor, and 2,300,000 shares which will be issuable on conversion of rights, which will automatically convert on Closing.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

3.
Accounting for the Business Combination

Notwithstanding the legal form, the Business Combination will be accounted for as a reverse acquisition in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Under this method of accounting, Clean Earth will be treated as the acquired company for financial reporting purposes, whereas Alternus will be treated as the accounting acquiror. In accordance with this accounting method, the Business Combination will be treated as the equivalent of Alternus issuing stock for the net assets of Clean Earth, accompanied by a recapitalization. The net assets of Alternus will be stated at historical cost, with no goodwill or other intangible assets recorded, and operations prior to the Business Combination will be those of Alternus. Alternus has been determined to be the accounting acquiror for purposes of the Business Combination based on an evaluation of the following facts and circumstances:

•
Persons affiliated with Alternus will control a majority of the governing body of the combined company;

•
Operations of Alternus prior to the Business Combination will comprise the ongoing operations of the combined company; and

•
Existing senior management team of Alternus will comprise the senior management team of the combined company.

4.
Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro forma notes

(A)
Derived from the audited balance sheet of Clean Earth as of June 30, 2023.

(B)
Derived from the audited consolidated balance sheet of Alternus as of June 30, 2023.

(C)
The historical consolidated financial statements of Alternus are inclusive of the Excluded Companies that will not be contributed as part of the Business Combination. The carve-out adjustments are presented to exclude these entities. The information was derived from the combined balance sheets of the Excluded Companies, which was obtained from the accounting records of Alternus.

(D)
Represents Material Events:

A.
Represents an adjustment to reflect the non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination of $780,000 related to the Extension Financing.

Transactions Accounting Adjustments

a)
To reflect the conversion of 23,000,000 rights to 2,300,000 shares of Alternus Clean Energy, Inc. common stock upon consummation of the Business Combination. Each holder of a Right will receive one-tenth (1/10) of one share of Class A common stock upon Closing. The conversion has been recorded as increase to common stock and decrease to additional paid-in capital of $230.

b)
To reflect the reclassification of Clean Earth Class B common stock to Clean Earth Class A common stock. Clean Earth Class A common stock will subsequently convert into Alternus Clean Energy, Inc. common stock. See Note 4(k).

c)
To reflect the reclassification of 2,555,556 Sponsors shares at par value to additional paid-in capital. The Sponsor agreed that, upon the completion of the Business Combination, one-third (1/3) of the Founder Shares will be considered to be newly unvested shares, and they will vest only upon the occurrence of certain stock price milestones or upon the occurrence of certain events.

d)
To reflect the payment of Clean Earth’s deferred underwriting fee payable of $0.8 million, which is related to costs incurred in connection with the Clean Earth initial public offering and is payable upon completion of the Business Combination. The assumed payment of $0.8 million has been recorded as a reduction of $0.8 million of deferred underwriting fee payable.

e)
To reflect the release of investments from the trust account to cash and cash equivalents, assuming no Clean Earth public stockholders exercise their right to have their Clean Earth Class A common stock redeemed for their pro rata share of the trust account.

f)
To reflect the payment of $2.4 million of Clean Earth’s additional closing transaction costs that are not yet paid and that are directly attributable to the Business Combination and are non-recurring items. The payment of $2.4 million of additional transaction costs has been recorded as an increase to accumulated deficit (see Note 5(b)).

g)
To reflect the payment of accrued liabilities of $1.3 million, accrued offering costs of $0.5 million, promissory note — related party of $1.0 million, accounts payable of $82 thousand and a reclassification of deferred transaction costs of $0.1 million that are deemed to be direct and incremental costs of the Business Combination from prepaid expenses and other current assets to additional paid-in capital.

h)
To reflect the payment of Alternus total estimated advisory, legal, accounting and auditing fees and other professional fees of $1.4 million that are deemed to be direct and incremental costs and $1.8 million that are not direct and incremental expenses of the Business Combination. The payment of $1.4 million of costs directly attributable to the Business Combination have been recorded as a reduction of $0.4 million to additional paid-in capital, a reduction of $1.0 million to accrued liabilities. Prepaid expenses and other current assets balance of $1.8 million has been reclassified to additional paid-in capital. The payment of $1.8 million of costs not considered direct and incremental have been recorded as an increase of $1.5 million to accumulated deficit and reduction of $0.3 million to accrued liabilities. See Note 5(e).

i)
To reflect the reclassification of 8,147,563 shares of Class A common stock subject to redemption. Class A common stock of $1 thousand and additional paid-in capital $84.9 million, in Scenario 1, which assumes no Clean Earth public stockholders exercise their redemption rights.

j)
To reflect, in Scenario 2, the assumption that Clean Earth public stockholders exercise their redemption rights with respect to a maximum of 4,834,285 shares of Clean Earth Class A common stock prior to the consummation of the Business Combination at a redemption price of $10.425 per share, or $50.4 million in cash that would allow consummation of the Business Combination in accordance with the minimum available cash condition of $25.0 million.

k)
To reflect the recapitalization of Alternus through the contribution of all outstanding common stock and preferred stock of Acquired Subsidiaries to Clean Earth and the issuance of 27,500,000 shares of Clean Earth Class A common stock and the elimination of the accumulated deficit of Clean Earth, the accounting acquiree. As a result of the recapitalization, Alternus common stock of $0.3 million and Clean Earth accumulated deficit of $6.1 million were derecognized. The shares of Clean Earth common stock issued in exchange for Alternus Clean Energy, Inc. equity were recorded as increase to common stock of $3 thousand and decrease to additional paid-in capital amounting to $5.8 million.

l)
Upon the close of the Business Combination, Alternus will be issued up to 20 million shares of Alternus Clean Energy, Inc. common stock if certain earnout milestones are met at the end of fiscal years ending December 31, 2023, December 31, 2024 and December 31, 2025 and, if not previously met, if certain earnout milestones are met during the five-year period from the date of the applicable milestone date. The initial fair value of the Earnout Shares was determined using a

Monte Carlo Simulation model, prepared as of June 30, 2023 The principal assumptions of the valuation were as follows:

a.
a discount rate of 17.6%

b.
an equity volatility of 77.5%

c.
an asset volatility of 60%

d.
a correlation factor of 35%

e.
a risk-free rate of 3.93%

f.
and a period of eight years for the earnout term

The Earnout Shares do not meet the “owned equity” criteria and are accounted for as liabilities. As liability instruments, the arrangement is recognized at its initial fair value of $121.8 million, with remeasurement to fair value reflected in income for each future reporting period.

m)
To reflect an increase of $11.6 million in green bonds for the payment of the penalties and accrued interest as part of extension of the Solis Bond terms waiver until September 30, 2023. See Note 5(e).

n)
To reflect the repayment at Closing of the promissory note of $780,000 plus 20% of the principal amount of $156,000 recorded as a loss on extinguishment of debt in accumulated deficit. See Note 5(f).

5.
Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro forma notes

(A)
Derived from the unaudited statement of operations of Clean Earth for the six months ended June 30, 2023 and the audited statement of operations of Clean Earth for the year ended December 31, 2023.

(B)
Derived from the unaudited consolidated statement of operations of Alternus for the six months ended June 30, 2023 and the audited consolidated statement of operations of Alternus for the year ended December 31, 2023.

(C)
The historical consolidated financial statements of Alternus are inclusive of the Excluded Companies that will not be contributed as part of the Business Combination. The carve-out adjustments are presented to exclude these entities. This information was derived from the accounting records of Alternus and represents the combined statements of operations of the Excluded Companies.

(D)
As the consolidated statement of operations of Alternus for the year ended December 31, 2022 do not reflect the operations of the SIG Portfolio acquired by Solis for the full period presented, the following table presents the pro forma impact to include the historical information for the period from January 1, 2022 through the date of acquisition. This information was derived from the pre-acquisition accounting records of the SIG Portfolio.

Period from January 1 to March 22, 2022
SIG Portfolio acquired by Solis
Selling, general and administrative	$(38)
Total Operating Expenses	(38)
Income (loss) from operations	(38)
Net income (loss) before provision for income taxes	(38)
Net income (loss)	$(38)

Autonomous Entity Adjustments

aa)
The consolidated financial statements of Alternus include certain selling and administrative expenses included within the accounting records of the Excluded Entities. The unaudited pro forma condensed combined statements of operations include carve-out adjustments to remove the results of operations of the Excluded Companies (refer to Note 5(C)). As such, this adjustment is to reflect selling and administrative expenses that the Acquired Subsidiaries will incur as a standalone company, such as payroll and bonus expenses, consulting, legal, audit and other professional fees.

ab)
To reflect interest expense on $1.8 million secured note which will be settled at the end of 2023. Prior to the Business Combination the interest expense was reflected on the parent’s accounting records that were not acquired in the Business Combination. The secured note survived the business combination and will be reflected on the Acquired Subsidiaries accounting records.

Transactions Accounting Adjustments

a)
To reflect an adjustment to eliminate interest and dividend income earned on investments held in the trust account as if the Business Combination had occurred on January 1, 2022.

b)
To reflect non-recurring transaction closing costs, not yet paid, of $2.4 million within general and administrative expense of Clean Earth that are considered direct and incremental expenses. See Note 4(f).

c)
To reflect non-recurring transaction costs of $1.5 million within general and administrative expense of Alternus that are not considered direct and incremental expenses. See Note 4(h).

d)
Alternus Clean Energy, Inc. will not recognize current or deferred tax expense upon consummation of the transaction. The historical Alternus current tax expense is related to foreign jurisdictions, in which, there will be no impact from the transaction. The U.S. deferred tax balances will be offset by a full valuation allowance. Therefore, no income tax provision impact related to the transaction accounting adjustments is reflected.

e)
To reflect the non-recurring expense of $11.6 million related to the extension of the Solis Bond terms waiver until September 30, 2023. See Note 4(m).

f)
To reflect the non-recurring expense of $156,000 as a loss on extinguishment of debt in interest expense. See Note 4(n).

g)
The pro forma basic and diluted net loss per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of Alternus Clean Energy, Inc. shares outstanding as if the Transactions occurred on January 1, 2022. The calculation of weighted average shares outstanding for pro forma basic and diluted net loss per share assumes that the shares issuable in connection with the Business Combination have been outstanding for the entirety of the periods presented.

Pro forma weighted-average common shares outstanding — basic and diluted is calculated as follows:

	Scenario 1 Assuming No Redemptions for Cash		Scenario 2 Assuming Maximum Redemptions for Cash
	Shares	%	Shares	%
Weighted-average shares calculation – basic and diluted
Alternus Clean Energy, Inc. common stock owned by Sponsors	6,001,111	14%	6,001,111	15%
Alternus Clean Energy, Inc. common stock owned by public stockholders(1)	10,447,563	24%	5,613,278	14%
Issuance of Alternus Clean Energy, Inc. common stock to Alternus stockholders in connection with Business Combination	27,500,000	62%	27,500,000	71%
Pro forma weighted-average shares outstanding – basic and diluted	43,948,674	100%	39,114,389	100%
Net loss attributable to Alternus Clean Energy, Inc. for the six months ended June 30, 2023	$(8,957)		$(8,957)
Basic and diluted net loss per share for the six months ended June 30, 2023, common stock	$(0.20)		$(0.23)
Net loss attributable to Alternus Clean Energy, Inc. for the year ended December 31, 2022	$(27,758)		$(27,758)
Basic and diluted net loss per share for the year ended December 31, 2022, common stock	$(0.63)		$(0.71)

(1)
Includes (i) 2,300,000 shares which will be issuable on conversion of rights under the Assuming No Redemptions and Assuming Maximum Redemptions scenarios.

SPECIAL MEETING OF CLEAN EARTH STOCKHOLDERS
Overview
This proxy statement is being provided to our stockholders as part of a solicitation of proxies by our board of directors for use at the special meeting to be held on [•], 2023, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the special meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about [•], 2023 to all stockholders of record of the Company as of [•], 2023, the record date for the special meeting. Stockholders of record who owned common stock at the close of business on the record date are entitled to receive notice of, attend and vote at the special meeting. On the record date, there were [•] shares of common stock outstanding.
Date, Time and Place of Special Meeting
The special meeting will be a virtual meeting conducted exclusively via live webcast starting at [•] a.m., Central Time, on [•], 2023, or another date, time and place to which the meeting may be adjourned or postponed, to consider and vote upon the proposals. You may attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting [•] and entering your 12-digit control number, which is either included on the proxy card you received or obtained through American Stock Transfer & Trust Company. Because the special meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.
Proposals at the Special Meeting
At the special meeting, our stockholders will vote on the following proposals:
•
The Business Combination Proposal;

•
The Charter Proposal;

•
The Advisory Governance Proposals;

•
The Stock Issuance Proposal;

•
The Incentive Plan Proposal;

•
The Director Election Proposal; and

•
The Adjournment Proposal.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE BUSINESS COMBINATION PROPOSAL AND THE OTHER PROPOSALS TO BE PRESENTED AT THE SPECIAL MEETING ARE IN THE BEST INTERESTS OF AND ADVISABLE TO THE COMPANY’S STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS DESCRIBED ABOVE AND “FOR” EACH OF THE DIRECTOR NOMINEES.

Record Date; Outstanding Shares; Shares Entitled to Vote
The Company has fixed the close of business on [•], 2023 as the “record date” for determining stockholders entitled to notice of and attend and vote at the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. On the record date, there were [•] shares of common stock outstanding and entitled to vote.
Quorum
A quorum of our stockholders is necessary to hold a valid meeting. A quorum will exist at the special meeting with respect to each matter to be considered at the special meeting if the holders of a majority of our shares of common stock are present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting. All shares represented by proxy are counted as present for purposes of establishing a quorum. For the Charter Proposal, a quorum will be present at the special meeting if the holders of a majority of the Class A common stock and a majority of the Class B common stock outstanding and entitled to vote at the special meeting is represented in person (which would include presence at a virtual meeting) or by proxy at the special meeting.
Vote Required and Board of Directors Recommendation
The Business Combination Proposal
Our stockholders are being asked to consider and vote on a proposal to adopt the Business Combination Agreement and thereby approve the business combination. You should carefully read this proxy statement in its entirety for more detailed information concerning the business combination. In particular, your attention is directed to the full text of the Business Combination Agreement, which is attached as Annex A to this proxy statement.
Approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the Business Combination Proposal. The business combination cannot be completed unless the Business Combination Proposal is adopted by the affirmative vote of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. The holders of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote of our stockholders, except as required by law.
The Business Combination Proposal is a condition to the presentation of the other proposals and is conditioned on the approval of the other Condition Precedent Proposals.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.
The Charter Proposal
Approval of the Charter Proposal requires the affirmative vote of holders of (i) the holders of a majority of the shares of Class A common stock then outstanding, voting separately as a single class, (ii) the holders of a majority of the shares of Class B common stock then outstanding, voting separately as a single class and (iii) the holders of a majority of the then outstanding shares of common stock, voting together as a single class. Abstentions and broker non-votes have the same effect as a vote “AGAINST” the proposal.
The Charter Proposal is conditioned on the approval of the other Condition Precedent Proposals.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER PROPOSAL.
The Advisory Governance Proposals
Approval of each of the Advisory Governance Proposals, each of which is a non-binding vote, requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting) and an abstention from voting will no effect on the Advisory Governance Proposals.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE ADVISORY GOVERNANCE PROPOSALS.
The Stock Issuance Proposal
Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the Stock Issuance Proposal.
The Stock Issuance Proposal is conditioned on the approval of the other Condition Precedent Proposals.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.
The Incentive Plan Proposal
Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the Incentive Plan Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.
The Director Election Proposal
The election of directors is decided by a plurality of the votes cast by the stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote on the election of directors. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors.
Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting, or a broker non-vote will have no effect on the election of directors.
The election of the director nominees in the Director Election Proposal is conditioned on the approval of the other Condition Precedent Proposals.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS.
Adjournment Proposal
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.
Voting Your Shares
Our stockholders may vote electronically at the special meeting by visiting [•] or by proxy. We recommend that you submit your proxy even if you plan to virtually attend the special meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the special meeting.
If your shares of common stock are owned directly in your name with our Transfer Agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”
If you are a stockholder of record you may use the enclosed proxy card to tell the persons named as proxies how to vote your shares. If you properly complete, sign and date your proxy card, your shares will be voted in accordance with your instructions. The named proxies will vote all shares at the meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy card but do not mark your card to tell the proxies how to vote, your shares will be voted “FOR” the proposals to adopt the Business Combination Agreement and the other proposals presented at the special meeting.
Your shares will be counted for purposes of determining a quorum if you vote:
•
by submitting a properly executed proxy card or voting instruction form by mail; or

•
electronically at the special meeting.

Abstentions will be counted for determining whether a quorum is present for the special meeting.
Voting instructions are printed on the proxy card or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the special meeting.
Voting Shares Held in Street Name
If your shares of common stock are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares of common stock, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not generally have discretionary authority to vote on any of the proposals.
Broker non-votes are shares held by a broker, bank or other nominee or intermediary that are present or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee or intermediary is not instructed by the beneficial owner of such shares how to vote on a particular proposal and the broker does not generally have voting power on such proposal. Because brokers, banks and other nominees or intermediaries do not generally have discretionary voting with respect to any of the proposals, if a beneficial owner of shares of common stock held in “street name” does not give voting instructions to the broker, bank or other nominee for any proposal, then those shares will not be present or represented by proxy at the special meeting. We believe all of the proposals presented to the stockholders at the special meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee will not be able to vote your shares without your instruction on any of the proposals presented at the special meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote.
Revoking Your Proxy
If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the special meeting by:
•
delivering a signed written notice of revocation to our Secretary at Clean Earth Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•
signing and returning by mail a proxy card with a later date so that it is received prior to the special meeting; or

•
virtually attending the special meeting and voting electronically by visiting the website established for that purpose at [•] and entering the control number found on your proxy card, voting instruction form or notice you previously received. Attendance at the special meeting will not, in and of itself, revoke a proxy.

If you are a non-record (beneficial) stockholder, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies.
Share Ownership and Voting by the Company’s Officers and Directors
As of the record date, the Sponsor, the Company’s directors and officers and their affiliates had the right to vote 8,556,667 shares of common stock, representing 51% of the shares of common stock then outstanding and entitled to vote at the meeting. The Sponsor has entered into the Sponsor Support Agreement to vote “FOR” the approval of the Business Combination Proposal, “FOR” the approval of the Charter Proposal, “FOR” the approval, on an advisory basis, of each of the Advisory Governance Proposals, “FOR” the approval of the Stock Issuance Proposal, “FOR” the approval of the Incentive Plan Proposal, “FOR” the election of each of the director nominees to the board of directors and “FOR” the approval of the Adjournment Proposal.
Redemption Rights
Public stockholders may seek to redeem the public shares that they hold, regardless of whether they vote for or against the proposed business combination or do not vote at the special meeting. Any public stockholder may request redemption of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, calculated as of two business days prior to the consummation of the business combination, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares. If a holder properly seeks redemption as described in this section and the business combination is consummated, the holder will no longer own these shares following the business combination.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 15% or more of the shares of the public shares, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
The Sponsor and our officers and directors will not have redemption rights with respect to any shares of common stock owned by them, directly or indirectly.
You will be entitled to receive cash for any public shares to be redeemed only if you:
•
(a) hold public shares or (b) hold public shares through public units and you elect to separate your public units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

•
prior to 5:00 PM, New York City time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent that the Company redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through DTC.

If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Public shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming public stockholder. In the event the proposed business combination is not consummated this may result in an additional cost to stockholders for the return of their public shares.
Holders of public units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their public units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the public units into the underlying public shares and public warrants, or if a holder holds public units registered in its own name, the holder must contact the Transfer Agent, directly and instruct them to do so.
Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for submitting redemption requests and thereafter, with our consent, until the Closing. Furthermore, if a holder of a public share delivers its shares in connection with an election of its redemption and subsequently decides prior to the deadline for submitting redemption requests not to elect to exercise such rights, it may simply request that the Company instruct the Transfer Agent to return the shares (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in this proxy statement.
If the business combination is not approved or completed for any reason, then public stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares. In such case, the Company will promptly return any public shares previously delivered by public stockholders.
For illustrative purposes, the cash held in the trust account at June 30, 2023 was approximately $84,940,910, and the estimated per share redemption price would have been approximately $10.425 per public share. Prior to exercising redemption rights, public stockholders should verify the market price of shares of common stock as they may receive higher proceeds from the sale of their shares of common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a public stockholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own those public shares. You will be entitled to receive cash for your public shares only if you properly exercise your right to redeem your public shares and deliver your shares of common stock (either physically or electronically) to the Transfer Agent, in each case prior to 5:00 PM, New York City time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), the deadline for submitting redemption requests, and the business combination is consummated.
Immediately following the Closing, the Company will pay public stockholders who properly exercised their redemption rights in respect of their public shares.
Appraisal Rights
Neither our stockholders nor warrant holders have appraisal rights in connection with the business combination under the DGCL.
Potential Purchases of Shares and/or Public Warrants
At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the Sponsor and our directors, officers, advisors and/or their affiliates, Alternus and/or its affiliates may purchase shares and/or warrants from investors, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of common stock or vote their shares of common stock in favor of the Business Combination Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood that (i) the proposals presented for approval at the special meeting are approved and/or (ii) the Company satisfies the conditions to closing. Any such stock purchases and other transactions may thereby increase the likelihood of obtaining stockholder approval of the business combination. This may result in the completion of our business combination in a way that may not otherwise have been possible. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the Sponsors for nominal value.
Costs of Solicitation
The Company will bear the cost of soliciting proxies from our stockholders.

The Company will solicit proxies by mail. In addition, the directors, officers and employees of the Company may solicit proxies from our stockholders by telephone, electronic communication, or in person, but will not receive any additional compensation for their services. The Company will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy solicitation material to the beneficial owners of shares of common stock held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.
The Company has engaged a professional proxy solicitation firm, Morrow, to assist in soliciting proxies for the special meeting. We have agreed to pay Morrow a fee of $[•], plus disbursements. We will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to beneficial owners of our common stock and in obtaining voting instructions from those owners. Our management team may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Other Business
The Company is not aware of any other business to be acted upon at the special meeting. If, however other matters are properly brought before the special meeting, the proxies will have discretion to vote or act on those matters according to their best judgment and they intend to vote the shares as our board of directors may recommend.
Attendance
Only our stockholders on the record date or persons holding a written proxy for any stockholder or account of the Company as of the record date may attend the special meeting. The special meeting will be held in a virtual meeting format only. You will not be able to attend the special meeting physically. If you hold your shares of common stock in your name as a stockholder of record and you wish to attend the special meeting, please visit [•] and enter the control number found on your proxy card. If your shares of common stock are held in “street name” in a stock brokerage account or by a bank, broker or other holder of record and you wish to attend the special meeting, you must obtain a legal proxy from the bank, broker or other holder of record in order to vote your shares electronically at the special meeting.
Assistance
If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact Morrow, the proxy solicitation agent for the Company, by calling (203) 658-9400, or banks and brokers can call collect at (800) 662-5200, or by emailing CLIN.info@investor.morrowsodali.com.

THE BUSINESS COMBINATION PROPOSAL
Clean Earth is asking its stockholders to approve and adopt the Business Combination Agreement. Clean Earth stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Business Combination Agreement, a copy of which is attached as Annex A to this proxy statement. Please see the subsection entitled “The Business Combination Agreement” below for additional information and a summary of certain terms of the Business Combination Agreement. You are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.
Because Clean Earth is holding a stockholder vote on the business combination, Clean Earth may consummate the business combination only if it is approved by the affirmative vote of the holders of a majority of common stock that are voted at the special meeting.
The Business Combination Agreement
This subsection of the proxy statement describes the material provisions of the Business Combination Agreement, but does not purport to describe all of the terms of the Business Combination Agreement. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, which is attached as Annex A hereto. You are urged to read the Business Combination Agreement in its entirety because it is the primary legal document that governs the business combination.
The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Except as otherwise disclosed herein, we do not believe that the disclosure schedules contain information that is material to an investment decision.
General Description
On October 12, 2022, Clean Earth entered into the Business Combination Agreement with Alternus and the Sponsor, in its capacity as representative of Clean Earth and solely for purposes of certain sections of the Business Combination Agreement. Pursuant to the Business Combination Agreement, among other things and subject to the terms and conditions contained therein, Clean Earth will purchase the Acquired Subsidiaries, which consist of all of the subsidiaries of Alternus, other than certain retained subsidiaries (such acquired subsidiaries, the “Acquired Subsidiaries”). Following the consummation of the business combination, Clean Earth will own all of the equity interests owned by Alternus in the Acquired Subsidiaries.
The Business Combination Agreement provides that Alternus will complete a restructuring prior to the Closing. Pursuant to the restructuring, prior to execution of the Business Combination Agreement, all of Alternus’ interests in one of its holding company subsidiaries, AEG MH 01 Limited, was contributed to a newly organized Luxembourg entity, Alternus Lux 01 S.à.r.l (“Alternus Lux”) and prior to Closing, Alternus will contribute to Alternus Lux, all of the shares of two other of its holding companies, Solis Bond Company Designated Activity Company and AEG JD 02 Limited. As a result, at the Closing, the Combined Company will directly own all of the interests in, Alternus Energy Americas Inc., its 60% interest in Unisun Energy Holdings, and the Acquired Subsidiaries.
Pro Forma Capitalization
Assuming none of the public stockholders demand redemption pursuant to our Current Charter, it is anticipated that (i) Clean Earth’s public stockholders will retain an ownership interest of approximately 24% in the Combined Company (including 2,300,000 shares of common stock issuable upon conversion of rights which will automatically convert on closing of the business combination (excluding 33.3% of the founders shares which will be unvested and will vest on meeting certain share price targets or on the occurrence of certain events); (ii) our initial stockholder, will hold approximately 14% of the equity interests in the Combined Company; and (iii) Alternus will hold approximately 62% of the equity interests in the Combined Company.
Assuming maximum redemption by public stockholders, it is anticipated that (i) Clean Earth’s public stockholders will retain an ownership interest of approximately 14% in the Combined Company (including 2,300,000 shares of common stock issuable upon conversion of rights which will automatically convert on closing of the business combination); (ii) our initial stockholder will hold approximately 15% of the equity interests in the Combined Company (excluding 33.3% of the founder shares which will be unvested and will vest on meeting certain share price targets or on the occurrence of certain events) and (iii) Alternus will hold approximately 71% of the equity interests in the Combined Company.
The ownership percentage with respect to the Combined Company (i) does not take into account (a) warrants to purchase 11,945,000 shares of Class A common stock (consisting of 11,500,000 public warrants and 445,000 private warrants issued to our Sponsor), which will remain outstanding immediately following the business combination, (b) issuance up to 150,000 shares, which the Sponsor has the right to receive upon conversion of up to $1.5 million of the Working Capital Note (defined below) into units equivalent to the private placement units, (c) the issuance of any shares upon completion of the business combination under the Incentive Plan, a copy of which is attached to this proxy statement as Annex F and is further described in the Incentive Plan Proposal within this proxy statement (d) the shares of common stock that will be deposited in escrow with respect to a working capital adjustment and the Earnout Shares; but (ii) does include 5,111,111 founder shares (excluding 33.3% of the founders shares which will be unvested and will vest on meeting certain share price targets or on the occurrence of certain events), which will be converted into shares of Class A common stock at the Closing on a one-for-one basis (even though such shares will be subject to transfer restrictions), 890,000 private shares underlying the private units, and 2,300,000 shares of common stock issuable upon conversion of rights which will automatically convert on closing of the business combination. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by Clean Earth’s existing stockholders in the Combined Company will be different. For more information, please see the section titled “Unaudited Pro Forma Condensed Combined Financial Information.”
Consideration to Alternus in the Business Combination
In accordance with the terms and subject to the conditions of the Business Combination Agreement, Clean Earth will issue to Alternus a number of shares of Class A common stock of Clean Earth, valued at $10 per share, equal to $275,000,000 plus or minus an estimated working capital adjustment (which will be not greater or less than $10,000,000), of which 1,000,000 shares of Class A common stock will be deposited into a working capital escrow account to satisfy any post-Closing working capital adjustments. If there is a post-Closing working capital adjustment in favor of Clean Earth, Clean Earth can only look to the shares of Class A common stock (valued at $10 per share) deposited in the working capital escrow account to satisfy any such adjustment. Any shares remaining in the working capital escrow account after satisfying any such adjustment will be released to Alternus. If there is a post-Closing working capital adjustment in favor of Alternus, Clean Earth will release all of the shares of Class A common stock deposited in the working capital escrow account to Alternus and issue additional shares of Class A common stock (valued at $10 per share) with a value equal to the adjustment in favor of Alternus, provided, however, that this additional share issuance is capped at 1,000,000 shares of Class A common stock.
In addition, at the Closing, 20,000,000 Earnout Shares will be deposited into an earnout escrow account and will be released, in whole or part, to Alternus if certain earnout milestones are met at the end of fiscal years ending December 31, 2023, December 31, 2024 and December 31, 2025. The earnout milestones are: (i) if the Adjusted EBITDA (as defined below) for the fiscal year ending on December 31, 2023 is at least $16,000,000 and Clean Earth’s share price is at least $11.00 for a minimum number of trading days (as set forth in the Business Combination Agreement), then 6,000,000 Earnout Shares will be released to Alternus, (ii) if Adjusted EBITDA for the fiscal year ending on December 31, 2024 is at least $52,000,000 and Clean Earth’s share price is at least $13.00 for a minimum number of trading days (as set forth in the

Business Combination Agreement), then 6,000,000 Earnout Shares will be released to Alternus, and (iii) if Adjusted EBITDA for the fiscal year ending on December 31, 2025 is at least $156,000,000 and Clean Earth’s share price is at least $15.00 for a minimum number of trading days (as set forth in the Business Combination Agreement), then 8,000,000 Earnout Shares will be released to Alternus. If any of the earnout milestones are not met, the Earnout Shares that would have been released to Alternus will be released to Alternus if a subsequent earnout milestone is met. In addition, if any earnout milestone based on Adjusted EBITDA has been met, but the corresponding earnout milestone based on share price has not been met, Earnout Shares may be released to Alternus if share price targets or a calculated share price based on a multiple of Adjusted EBITDA reduced by net debt are met during the five-year period from the date of the applicable milestone (i.e., 5 years after 2023 for the first earnout milestone, 5 years after 2024 for the second earnout milestone and 5 years after 2025 for the third earnout milestone). Any Earnout Shares remaining in the earnout escrow account that have not been released to Alternus will be cancelled or held as treasury shares. Adjusted EBITDA, which is defined as “Adjusted EBITDA” as set forth in Clean Earth’s Annual Report on Form 10-K in the Management’s Discussion and Analysis, is a non-GAAP measure and should not be construed as more relevant measures of operational performance than financial information under generally accepted accounting principles (GAAP).
Seller Material Adverse Effect
Under the Business Combination Agreement, certain representations and warranties of Alternus are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Business Combination Agreement, a “Seller Material Adverse Effect” as used therein means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, (a) has had or is reasonably expected to have a materially adverse effect on the business, assets, financial condition or results of operations of Alternus and the Acquired Subsidiaries taken as a whole or (b) has or is reasonably expected to prevent, materially impair or materially delay Alternus or any Acquired Subsidiary from consummating the Transactions contemplated by the Business Combination Agreement; provided, however, that none of the following will be deemed in themselves, either alone or in combination, to constitute, and none of the following will be taken into account in determining whether there has been or will be, a Seller Material Adverse Effect: any change, effect, event, occurrence, state of facts or development arising from or related to (i) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital markets, or in the industry in which Alternus or the Acquired Subsidiaries operate, or in the price of any security or any market index or any change in prevailing interest rates or currency exchange rates; (ii) the taking of any action required by the Business Combination Agreement, including any redemptions of public shares; (iii) any change in applicable laws or the interpretation thereof after the date of the Business Combination Agreement; (iv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any Governmental Authority; (v) any change in GAAP after the date of the Business Combination Agreement; (vi) the commencement, continuation or escalation of a war, riots, material armed hostilities or other material international or national calamity or act of terrorism; (vii) effects arising from or relating to any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event; (viii) changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic or any COVID-19 measures or any change in such COVID-19 measures or interpretations thereof) or material worsening of such conditions threatened or existing as of the date of the Business Combination Agreement; (ix) the execution or public announcement of the Business Combination Agreement or the pendency or consummation of the Transactions contemplated by the Business Combination Agreement, including the impact thereof on the relationships, contractual or otherwise, of Alternus or any Acquired Subsidiary with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto; (x) any matter disclosed in the Alternus disclosure schedule; (xi) any action taken by, or at the request of, or with the express consent of Clean Earth; and (xii) the failure of Alternus or the Acquired Subsidiaries to meet or achieve the results set forth in any projection, budget, estimate, forecast or prediction (provided that this clause (xii) shall not prevent a determination that any change or effect underlying such change has resulted in a Seller Material Adverse Effect if not otherwise excluded from this definition); provided that, in the case of clauses (i), (iii), (iv), (v), (vi), (vii), and (viii) above, if such change, effect, event, occurrence, state of facts or development disproportionately affects Alternus and the Acquired Subsidiaries as compared to other persons or businesses that operate in the industry in which Alternus and the Acquired Subsidiaries operate, then the extent of such disproportionate effect of such change, effect, event, occurrence, state of facts or development may be taken into account in determining whether a Seller Material Adverse Effect has or will occur.
Purchaser Material Adverse Effect
Under the Business Combination Agreement, certain representations and warranties of Clean Earth are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Business Combination Agreement, a “Purchaser Material Adverse Effect” as used therein means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, (a) has had or is reasonably expected to have a materially adverse effect on the business, financial condition or results of operations of Clean Earth taken as a whole or (b) has or is reasonably expected to prevent, materially impair or materially delay Clean Earth from consummating the Transactions contemplated by the Business Combination Agreement; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Purchaser Material Adverse Effect: any change, effect, event, occurrence, state of facts or development arising from or related to (i) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital markets, or in the industry in which Clean Earth operates, or in the price of any security or any market index or any change in prevailing interest rates or currency exchange rates; (ii) the taking of any action required by the Business Combination Agreement, including any redemptions of public shares; (iii) any change in applicable laws or the interpretation thereof after the date of the Business Combination Agreement; (iv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any Governmental Authority; (v) any change in GAAP after the date of the Business Combination Agreement; (vi) the commencement, continuation or escalation of a war, riots, material armed hostilities or other material international or national calamity or act of terrorism; (vii) effects arising from or relating to any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event; (viii) changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic or any COVID-19 measures or any change in such COVID-19 measures or interpretations thereof) or material worsening of such conditions threatened or existing as of the date of the Business Combination Agreement; (ix) the execution or public announcement of the Business Combination Agreement or the pendency or consummation of the Transactions contemplated by the Business Combination Agreement; (x) any action taken by, or at the request of, or with the express consent of Alternus; and (xi) the failure of Clean Earth to meet or achieve the results set forth in any projection, budget, estimate, forecast or prediction (provided that this clause (xi) shall not prevent a determination that any change or effect underlying such change has resulted in a Purchaser Material Adverse Effect if not otherwise excluded from this definition); provided that, in the case of clauses (i), (iii), (iv), (v), (vi), (vii) and (viii) above, if such change, effect, event, occurrence, state of facts or development disproportionately affects Clean Earth as compared to other special purpose acquisition companies and/or blank check companies, then the extent of such disproportionate effect of such change, effect, event, occurrence, state of facts or development may be taken into account in determining whether a Purchaser Material Adverse Effect has or will occur.
Closing
The Closing is expected to take place at 9:00 a.m., New York City time, on the third business day after the satisfaction or waiver of the conditions described below under the subsection “Conditions to Closing” or at such other time, date and location as may be mutually agreed upon by the parties to the Business Combination Agreement.
At the Closing each of Seller and Purchaser have agreed to deliver certain customary closing deliverables. The closing deliverables to be delivered by Seller include consents from the holders of interests of a subsidiary in which Alternus holds a 60% interest, and consents from the holders of the bonds and lenders under certain other loan agreements.
Conditions to Closing
Conditions to Alternus’ Obligations
The obligations of Alternus to consummate the business combination are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by Alternus to the extent permitted by applicable law:
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(i) the representations and warranties of Clean Earth (other than certain fundamental representations and warranties) shall be true and correct in all respects (without giving effect to materiality, Purchaser Material Adverse Effect or similar phrases in such representations and warranties), on and as of the date of the Business Combination Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Purchaser Material Adverse Effect, and (ii) certain fundamental representations and warranties of Clean Earth shall be true and correct in all respects on and as of the date of the Business Combination Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

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Clean Earth shall have performed or complied with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it at or prior to the Closing Date, in each case in all material respects;

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there shall not have occurred a Purchaser Material Adverse Effect since the date of the Business Combination Agreement that is continuing;

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Clean Earth shall have delivered to Alternus a closing certificate required under the Business Combination Agreement; and

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as of immediately prior to the Closing, the amount of Available Cash shall be equal to or greater than $25,000,000. “Available Cash” is defined as the amount released from Clean Earth’s trust account, after giving effect to any redemptions of public shares, payment of Alternus’ and Clean Earth’s transaction expenses and repayment of Clean Earth’s working capital loans, plus (i) any amounts raised by Clean Earth between execution of the Business Combination Agreement and the Closing, (ii) amounts raised by Alternus (or its subsidiaries) between execution of the Business Combination Agreement and the Closing to the extent such funds are convertible into or payable in equity of Clean Earth or were facilitated by certain specified parties.

Conditions to Clean Earth’s Obligations
The obligations of Clean Earth to consummate the business combination are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by Clean Earth to the extent permitted by applicable law:
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(i) the representations and warranties of Alternus (other than certain fundamental representations and warranties) shall be true and correct in all respects (without giving effect to materiality, Seller Material Adverse Effect or similar phrases in such representations and warranties), on and as of the date of the Business Combination Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Seller Material Adverse Effect, and (ii) certain fundamental representations and warranties of

Alternus shall be true and correct in all respects on and as of the date of the Business Combination Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);
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Alternus shall have performed or complied with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it at or prior to the Closing Date, in each case in all material respects;

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there shall not have occurred a Seller Material Adverse Effect since the date of the Business Combination Agreement that is continuing; and

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Alternus shall have delivered to Clean Earth a closing certificate required under the Business Combination Agreement.

Conditions to Each Party’s Obligations
Under the Business Combination Agreement, the obligations of each party to consummate the business combination are subject to the satisfaction of the following conditions:
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approval under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, if required, shall have been obtained;

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no provision of any applicable law or Governmental Order shall be in effect prohibiting the consummation of the Transactions contemplated by the Business Combination Agreement, and there shall not be any pending legal proceeding by any Governmental Authority which would reasonably be expected to result in the issuance of any such Governmental Order;

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approval by Clean Earth’s stockholders of the proposals included herein other than the Advisory Governance Proposal and the Adjournment Proposal;

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Clean Earth’s shares of Class A common stock to be issued pursuant to the Business Combination Agreement and any investment agreements, if applicable, shall have been conditionally approved for listing on Nasdaq, subject to official notice of the issuance thereof and any requirement to have a sufficient number of round lot holders; and

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Clean Earth shall have at least $5,000,001 of net tangible assets remaining after any redemptions of public shares.

Representations and Warranties; Covenants
The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type.
The parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, (i) a covenant of each party to use its commercially reasonable efforts to cause the business combination to be consummated after the date of the execution of the Business Combination Agreement in the most expeditious manner practicable; (ii) a covenant of Seller to, and cause each Acquired Subsidiary to, operate in the ordinary course of business, use commercially reasonable efforts to keep available the services of its current officers and employees, and use commercially reasonable efforts to preserve intact its existing assets, business and operations, and to preserve the present rights, permits, franchises, goodwill and relationships with customers, suppliers, distributors, licensors, licensees, lessors and other key persons with whom it has a significant relationship; (iii) a covenant of each party not to take certain actions and to provide the other party with reasonable access to the offices, properties, assets, premises, books and records of the such party; (iv) a covenant of Clean Earth to convene a meeting of stockholders of Clean Earth to, and the board of directors of Clean Earth will recommend that the stockholders of Clean Earth, approve the shareholder proposals, except that the board of directors of Clean Earth may fail to make, amend, change, withdraw, modify, withhold or qualify its recommendation (a “Change in Recommendation”) in response to an Intervening Event (as defined below) if it determines in good faith, after consultation with its outside legal counsel and financial advisors, that a failure to make a Change in Recommendation would be a breach by the board of directors of its fiduciary obligations to Clean Earth’s stockholders under applicable law; (v) covenants providing that the parties will not solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate any inquiry, proposal or offer with respect to an alternative transaction; (vi) a covenant by Alternus to deliver to Clean Earth the audited financial statements that have been audited in accordance with the auditing standards of the U.S. Public Company Accounting Oversight Board (“PCAOB”) by a PCAOB qualified auditor and other audited and unaudited financial statements of certain recently acquired subsidiaries and probable acquired subsidiaries that are required to be included in the proxy statement; (vii) a covenant by Clean Earth to indemnify and hold harmless directors and officers of the Acquired Subsidiaries and the Combined Company and to maintain directors’ and officers’ liability insurance for a period of six (6) years from the Closing; Clean Earth; (viii) a covenant by the parties to use commercially reasonable efforts to cause certain key employees of Alternus to enter into employment agreements to be effective as of the Closing; and (ix) if the Available Cash closing condition is not satisfied but is waived by Alternus and the Closing occurs, then officers and directors of Clean Earth shall execute an agreement extending their lock-up restrictions such that one-quarter of their shares of Class A common stock of Clean Earth (including shares issuable upon conversion of Class B common stock of Clean Earth) shall be subject to a two-year lock-up instead of a one-year lock-up. An “Intervening Event” shall mean any fact, circumstance, occurrence, event, development, change or condition or combination thereof that (i) was not known or reasonably foreseeable to Clean Earth or the board of directors of Clean Earth as of the date of the Business Combination Agreement and (ii) does not relate to any alternative transaction; provided, however, that (1) any change in the price or trading volume of Clean Earth’s shares of Class A common stock shall not be taken into account for purposes of determining whether an Intervening Event has occurred (provided that the underlying factors may be taken into account); (2) in no event shall any fact, circumstance, occurrence, event, development, change or condition or combination thereof that has had or would reasonably be expected to have an adverse effect on the business or financial condition of the Acquired Subsidiaries constitute an Intervening Event unless such event, fact, circumstance or development constitutes a Seller Material Adverse Effect; and (3) the Acquired Subsidiaries meeting, failing to meet or exceeding projections shall not be taken into account for purposes of determining whether an Intervening Event has occurred (provided that the underlying factors may be taken into account).
No Survival of Representations and Warranties; Limited Indemnification
The representations and warranties made under the Business Combination Agreement will not survive the Closing, except in certain limited instances.
Prior to Closing, Alternus will conduct a restructuring of its Acquired Subsidiaries. Alternus shall indemnify Clean Earth for any losses incurred by Clean Earth as a result of, arising out of or otherwise relating to such restructuring of the Acquired Subsidiaries.
Termination and Effect of Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among things, (i) by mutual written consent of Clean Earth and Alternus; (ii) upon any injunction or other Governmental Order preventing the consummation of the transactions which shall have become final and nonappealable; (iii) upon a material breach of any representation, warranty, covenant or agreement (subject to an opportunity to cure, if such violation or breach is capable of being cured); (iv) if the business combination has not been consummated by November 28, 2023, and such failure in Closing on or before such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate; and (v) by Clean Earth, if Alternus fails to consummate the transactions following the satisfaction of the conditions to Alternus’ Closing and Clean Earth has irrevocably confirmed that it is ready, willing and able to consummate the Transactions.
If the Business Combination Agreement is terminated, all further obligations of the parties will be terminated and shall be of no further force and effect, and no party will have any further liability to any other party, other than for liability arising from such party’s breach of the Business Combination Agreement prior the date of termination or for fraud. Notwithstanding the foregoing, Alternus will be obligated to pay Clean Earth a termination fee of $2,000,000 if the Business Combination Agreement is terminated by Clean Earth pursuant to clause (v) of the preceding paragraph.

Amendments
The Business Combination Agreement may be amended by the parties to the Business Combination Agreement at any time by execution of an instrument in writing signed by all of the parties to the Business Combination Agreement.
Ancillary Agreements
This section describes certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the agreements. The full text of the Ancillary Agreements, or forms thereof, are filed as annexes to this proxy statement, and the following descriptions are qualified in their entirety by the full text of such annexes. Stockholders and other interested parties are urged to read such Ancillary Agreements in their entirety prior to voting on the proposals presented at the special meeting.
Sponsor Support Agreement
Concurrently with the execution of the Business Combination Agreement, Clean Earth, Alternus and the Sponsor LLC entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which Sponsor has agreed to, among other things, (i) vote all of its shares of common stock of Clean Earth in favor of the Transaction and each of the other proposals presented by Clean Earth at the special meeting of stockholders with respect to the Transaction, (ii) waive its redemption rights with respect to its shares of common stock of Clean Earth in connection with the Transaction, (iii) not transfer any securities of Clean Earth until the Closing or termination of the Business Combination Agreement (except in limited circumstances) and (iv) waive any anti-dilution or similar protection with respect to the common stock.
Investor Rights Agreement
Concurrently with the execution of the Business Combination Agreement, Clean Earth, the Sponsor and Alternus entered into an Investor Rights Agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, (i) the board of directors of Clean Earth shall be comprised of seven directors at and immediately following the Closing, of which, three individuals shall be nominated by Clean Earth and four individuals shall be nominated by Alternus, (ii) the board of directors of Clean Earth shall be divided into three classes of directors, with each class serving for staggered three-year terms, (iii) Clean Earth will continue to nominate Clean Earth’s current chief executive officer as a director after the expiration of his term, so long as he continues to own 40% of the shares initially allocable to him (which includes the portion of the shares of common stock which are distributable to him by the Sponsor, (iv) Clean Earth will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and certain holders have been granted customary demand and piggyback registration rights to Alternus and the Sponsor, and (v) Alternus agrees to a twelve (12) month lock-up period for the shares of common stock of Clean Earth owned by Alternus, subject to certain exceptions, including an exception which allows Alternus to transfer (x) up to 2.5% of its shares starting three months after the Closing and an additional 2.5% of its shares starting six months after the Closing and (y) all or a portion of its shares as long as the transferee agrees to be bound by the lock-up and the proceeds are contributed or loaned to Clean Earth on terms reasonably approved by the board of directors of Clean Earth.
Escrow Agreement
At the Closing, Clean Earth, Alternus, the Sponsor, in its capacity as the representative of Clean Earth, and an escrow agent to be mutually agreed upon (the “Escrow Agent”), will enter into an escrow agreement (the “Escrow Agreement”), pursuant to which Clean Earth will deposit with the Escrow Agent at Closing (i) 1,000,000 shares of Class A common stock of Clean Earth (the “Adjustment Escrow Shares”) and (ii) 20,000,000 Earnout Shares, each into a designated and separate escrow account. Clean Earth and Alternus will appoint the Escrow Agent to hold and disburse the Adjustment Escrow Shares and the Earnout Shares, in each case, as described under the section “Consideration to Alternus in the Business Combination” of this proxy statement. The Escrow Agreement provides that Clean Earth will be entitled to all voting and economic rights with respect to the Adjustment Escrow Shares and the Earnout Shares while such shares remain deposited with the Escrow Agent. For so long as the Adjustment Escrow Shares and the Earnout Shares are held by the Escrow Agent, the Escrow Agent shall vote the Adjustment Escrow Shares and the Earnout Shares in the same proportion as other voting securities of Clean Earth have been voted on any and all matters submitted to a vote of the stockholders of Clean Earth.
Background of the Business Combination
The business combination was the result of a thorough search by Clean Earth for a potential transaction utilizing the global network and investing and operating experience of its management team, advisors, and board of directors (collectively, the “Team”). The terms of the business combination were the result of negotiations between Clean Earth’s management team and Sponsor, in consultation with Clean Earth’s board of directors, financial and legal advisors, and representatives of Alternus, in consultation with their financial and legal advisors.
Clean Earth is a blank check company incorporated in Delaware on May 14, 2021, and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Clean Earth has capitalized on the substantial deal sourcing, investing and operating expertise of its Team, to identify and combine with one or more businesses with high growth potential.
On February 28, 2022, Clean Earth consummated its IPO of 23,000,000 units (including 3,000,000 units purchased in connection with our underwriter’s exercise in full of its over-allotment option), at an offering price of $10.00 per unit. Each unit consisted of one share of Class A common stock, one right and one-half of one redeemable warrant, generating total gross proceeds of $230,000,000. Prior to the consummation of our IPO, our Sponsor purchased 5,750,000 shares of Class B common stock for an aggregate purchase price of $25,000, which, after a 1:1.33333339 stock split of our shares of Class B common stock, resulted in our Sponsor holding 7,666,667 shares of Class B common stock. Our shares of Class B common stock will automatically convert into shares of Class A common stock on a one-for-one basis (subject to adjustments) upon the consummation of the business combination. Simultaneously with the consummation of our IPO, our Sponsor purchased 890,000 private units at a price of $10.00 per private unit, generating gross proceeds of approximately $8,900,000.
Prior to the consummation of Clean Earth’s IPO, neither Clean Earth, nor anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any prospective target with respect to an initial business combination with Clean Earth.
On March 4, 2022, the Clean Earth Board approved the post IPO Form 8-K and press release.
The prospectus for our IPO states that we intended to use the following general criteria and guidelines to evaluate potential acquisition opportunities: strong preference for industry sectors and businesses that participate in the global energy transition ecosystem that are facilitating the way that energy is produced, stored, transmitted, distributed and consumed, all while reducing or mitigating greenhouse gas emissions; minimum (combined) enterprise values of between $800 million and $1.5 billion; attractive valuation; target large and growing addressable market; identifiable value-added contributions by our Team; high barriers to entry; attractive competitive dynamics; significant future growth prospects; committed and strong management team with a track record of success in driving growth and profitability within clean energy market; or a platform where we have the ability to assemble an experienced management team; cash flow generation capabilities, revenue growth; potential to grow through consolidation as well as organically; could benefit from the substantial expertise, experience and network of our Team; and would benefit from a public acquisition, including access to larger and more liquid capital markets, and more exposure to the industry, including in the United States.
Since the completion of its IPO, Clean Earth has considered a number of potential target businesses with the objective of consummating its initial business combination. Representatives of Clean Earth contacted and were contacted by a number of individuals and entities who offered to present ideas for business combination opportunities, including financial advisors and companies in a broad range of industries, focused on the clean energy sector.

On March 11, 2022, Mr. Aaron Ratner, Clean Earth’s Chief Executive Officer, polled Ms. Martha Ross, Clean Earth’s Chief Operating Officer and Chief Financial Officer, the board of directors, the advisory board and the SPAC Founders for secondary informal guidelines for Clean Earth’s target acquisition to vet potential targets. The outcome of this polling for general awareness included target having as many of these additional criteria as possible: Clear use for $100 million in additional capital; EBITDA (Earnings Before Interest Taxes Depreciation and Amortization) of $10.0 million to $50.0 million in 2021, with clarity on a high percentage of 2022 and 2023 EBITDA as well, depending on the growth trajectory; Preference for candidates in North America, Europe and Israel, more so than Asia, Africa, Central and South America; strong management team likely to stay with the company post acquisition (though we could also activate executive search firms to augment the team if appropriate); management and Owners that wants to enter into a business combination with Clean Earth, meaning there is likely a short path to exclusivity and a Letter of Intent, prior to expending additional resources (e.g., legal, accounting, audit, independent experts, etc.) to vet the target further; a clear international growth plan to benefit from Clean Earth’s support; a diverse leadership team, reflecting society, or open to building that team, post business combination; and a minimum of two years of audited financials (preferably under U.S. Generally Accepted Accounting Principles), audited by a leading audit firm.
On March 12, 2022, in a continued conversation with Clean Earth’s management (Mr. Aaron Ratner and Ms. Martha Ross and Mr. Nicholas Parker), the board of directors (Mr. Michael Vahrenkamp, Mr. Bradford Allen, and Ms. Candice Beaumont) and the advisory board (Ms. Claire Le Louet, Mr. Charles Ecalle and Mr. Anastas), additional target vetting criteria was broadened to also look at companies with as many of the above characteristics as possible, where the target is already listed on a small national exchange, and ready to move to NASDAQ. Advisor to the board of directors, Mr. Wissam Anastas agreed. Co-founder, Mr. David Saab inquired if there was precedence for this and Mr. Ratner commented a South African company had a similar profile.
Continuing the above conversation, on March 13, 2022, Board advisors Ms. Claire Le Louet, Mr. Charles Ecalle and Mr. Anastas suggested we also look at companies that had spun-off from another, if the ownership structure were conducive to a business combination agreement. On March 14, 2022, Mr. Anastas queried how we would differentiate ourselves from other clean tech SPACs and Board Chairman, Mr. Nicholas Parker relayed that topic would be discussed further in video conference same day.
On March 21, 2022, Clean Earth management updated the board of directors, advisors to the Board and co-founders, that we brought on Mr. Julian Tung as an analyst to be on relevant calls with Mr. Ratner and Ms. Ross and potential targets, take notes, manage and maintain our future merger model, draft an executive summary, develop an deck as an introduction to Clean Earth for potential targets, including our target selection criteria, perform ad hoc market research as requested and update our shared drives. Mr. Tung was seconded to Clean Earth by Climate Commodities International, a related party to Clean Earth’s advisor to the Board, Mr. Nick Rohleder.
The Clean Earth deal team, led by Clean Earth’s management and composed of Clean Earth’s Chief Executive Officer and Chief Operating Officer / Chief Financial Officer, an analyst, and certain of Clean Earth’s board of directors and advisors, reviewed potential targets between March 2022 and June 2022, relative to Clean Earth’s stated general criteria and guidelines listed above. Mr. Ratner informally updated the board of directors on the deal team’s progress in weekly Clean Earth team meetings and in written exchanges as various potential targets were considered.
On April 12, 2022, members of the deal team (Mr. Ratner and Ms. Ross, Mr. Parker and Mr. Tung), Board member, Mr. Michael Vahrenkamp, advisors to the board of directors (Mr. Phil Swift, Mr. Nicholaus Rohleder, Mr. Volckert R. Van Reesema and Mr. Pace Ralli) and co-founder, Mr. Alex Greystoke, met in New York City for the NASDAQ bell ringing ceremony.
On April 12, 2022, while in New York City, the deal team (Mr. Ratner and Ms. Ross, Mr. Parker and Mr. Tung), Mr. Vahrenkamp, Mr. Swift and Mr. Greystoke were joined remotely by Clean Earth Board members Ms. Candice Beaumont and Mr. Bradford Allen, to meet with a potential target. Clean Earth also met separately to discuss the best evaluated potential targets to date.
On April 18, 2022, Mr. Tung provided the deck to introduce Clean Earth to potential targets to management, the board of directors and advisors to the Board. Following input, particularly on refining the target criteria further, Clean Earth began using the deck on April 19, 2022, with top potential targets.

As potential targets were discussed, the Board, advisory board, co-founders and management, would disclose if any targets brought forth, were related parties, to have full context and due diligence if we advanced the potential target to a subsequent round of vetting.
After initial vetting, the deal team documented a total of 105 potential targets.
On May 5, 2022, Mr. Tung provided management, the board of directors, advisors to the Board and co-founders, a chart, indicating the 105 potential targets came from the following sectors: 58.7% energy transition, 14.4% agricultural technology, 9.6% mobility, 3.8% water, 2.9% built environment, 1.0% marine, 1.0% fintech and 8.6% various other sectors combined.
The Clean Earth deal team’s preliminary due diligence of these potential targets progressed to various stages, with secondary stages including signing Non-Disclosure Agreements (“NDAs”). The NDAs were standard mutual NDAs which required each party and its representatives to keep confidential any confidential information received from the other party. Some of the NDAs contained a non-circumvention provision during which the potential targets are to refrain for a period 2 years from entering into an agreement with a third party for any transaction or business opportunity that is the same as, or substantially similar to, the one proposed by Clean Earth.
Next, the deal team:

•
Narrowed the list of incoming prospects to 50 the most attractive potential companies in the clean energy sector, for in person, video, telephonic or email discussions (collectively, the “Potential Targets”); further narrowed the list of Potential Targets to 10, for formal analysis of stated criteria;

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Analyzed and discussed the aforementioned analysis, based on each company’s status, sector, opportunity and risk;

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Developed a list of four finalists based on the probability of a successful outcome (including the factors set forth below):

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High level financial statements and three-year financial forecasts (where available), detailed business plans were obtained from each of the finalists that sufficiently met Clean Earth’s initial target criteria.

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Mr. Ratner and Mr. Tung conducted multiple interviews with the four targets’ CEOs, executive teams and in some cases advisors, on the phone and/or in person, to include a review of their growth to date, acquisitions if any, funding desired and growth goals - including why each company was ready to be a public company, and how it would benefit from that decision.

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The deal team (Mr. Ratner, Mr. Parker, Mr. Anastas, Mr. Tung and Ms. Ross) analyzed the financials and forecasts combined with the information gathered in phone and in person interviews to support alignment with Clean Earth’s criteria and timeline to de-SPAC. Based on this review, two finalists were selected, and the other two candidates were notified they did not move into the final round of evaluation.

•
In the final round of evaluation of the two finalists, the deal team (Mr. Ratner, Mr. Parker, Mr. Anastas, Mr. Tung and Ms. Ross) along with consultation with Clean Earth’s Board, advisory board and co-founders discussed the merits of the two finalists and opted to only enter into negotiations for a letter of intent with Alternus, while continuing to also see how the actual financial statements and financial needs progressed, with the target evaluated as second-best aligned with Clean Earth’s target criteria.

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Ultimately, based on Alternus’ status as being already publicly traded on Euronext, having audited financials, having institutional equity research coverage, having completed a public bond offering and having a well-developed data room, this placed Alternus in the lead compared with the other finalist. Alternus also ranked highest due to their management’s sophistication and experience in efficiently developing a pipeline of quality solar projects, with a proven record of contracted EBITDA to easily support credible and reliable financial forecasts. Combined with a desire to expand into the United States, where the regulatory environment and IRA was conducive to rapid growth, Alternus was selected as best evaluated, compared to the other finalist, which did not have the combination of attributes noted in Alternus. Based on this final stage of vetting, recommended that the Board move forward with Alternus to sign a letter of intent (the “LOI”).
Clean Earth met Alternus as follows:
On April 11, 2022, Rolf Wikborg, one of Alternus’ current advisors and a former board member of Alternus, was introduced to Wissam Anastas, an advisor to Clean Earth, by a mutual acquaintance of both Mr. Wikborg and Mr. Anastas;
On April 12, Alternus’ chief executive officer, Vincent Browne, and vice chairman and board member, John Thomas, met Mr. Anastas; and
On April 13, 2022, Mr. Anastas introduced Mr. Browne to Mr. Ratner, Clean Earth’s chief executive officer.
During April and May 2022, informal discussions took place between Clean Earth’s deal team (Mr. Ratner, Ms. Ross, Mr. Parker, and Mr.Tung) and Alternus management (Mr. Browne and Mr. Thomas), concerning a letter of intent, including a minimum valuation and percentage ownership mutually acceptable as a baseline, levels of debt being sought to complete projects in the existing pipeline and any desired equity and cash. The Clean Earth board of directors was apprised of these updates and discussed terms as they evolved, informally, in weekly Clean Earth team meetings.
The Letter of Intent with Alternus was executed while we continued to evaluate the second strongest target for financial performance and needed development of the second target’s balance sheet and management bench strength, in the event the LOI with Alternus would not develop into a Business Combination Agreement. With Alternus’ status as a publicly traded company in Europe and a bond offering, Alternus would have had other options to become traded in the United States, including pursuing a listing on their own, without support of Clean Earth. As Alternus had other options to grow and expand into the United States, it was prudent for Clean Earth to continue developing a scenario where we could assist the second-best evaluated target, which we knew to also be in discussions with other potential partners as well.
On April 27, 2022, Clean Earth and Alternus met in-person, in New York City. Mr. Ratner, Mr. Browne, Mr. Thomas and Mr. Tung met to discuss broader compatibility of both companies to merge, in terms of climate-focused goals, the de-SPAC transaction, and likely outcome scenarios in the current market, to list on the Nasdaq exchange
On May 6, 2022, Mr. Ratner, Ms. Ross, Mr. Tung, Mr. Browne and Mr. Thomas, met with the Investment Banking Group of JonesTrading Institutional Services, LLC (“JonesTrading”) in New York City, in person and remotely, to discuss the process, relating to a business combination with a SPAC and typical terms in an LOI (including whether the purchase price would consist of cash and shares of common stock of Clean Earth, an earn-out agreement, valuation assumptions, and sample performance metrics for Alternus through 2025).
Clean Earth had previously worked with JonesTrading in a different capacity up through the IPO. Clean Earth subsequently began working with JonesTrading as placement agent for the de-SPAC transaction due to JonesTrading’s experience with SPACs, capital markets advisory and investment banking, to advance negotiations mutually beneficial to Clean Earth and the proposed target, and also acceptable to current and future investors.
Subject to terms of the agreement ultimately signed between Clean Earth and JonesTrading, JonesTrading’s services included: 1) familiarizing itself with the business, properties and operations of each company, (2) advising on the timing, structure and pricing of the business combination, (3) drafting and distributing offering materials describing the agreed terms of the business combination, (4) formulating a marketing strategy for the securities, (5) identifying and screening prospective investors, advising on negotiations and structuring terms of securities with potential investors, and (6) assisting in making presentations regarding any proposed transaction to the board of directors of the Proposed Target or Clean Earth.

On May 10, 2022, Alternus provided four-year financial projections from 2022 – 2025 to Clean Earth. The projections were based on current operating projects owned by Alternus and additional projects that were either under development by Alternus or under an exclusive agreement. The financial projections included detailed income statement, balance sheet, and cash flows at the consolidated and individual project levels. As part of the due diligence review process by Clean Earth management, Board and also the fairness opinion financial consultant hired by the Clean Earth board of directors, the financial projections were updated to include the years from 2026 – 2030, based on the original 2022 – 2025 projections, with additional non contracted projects being added for years 2026 – 2030 based on generic country assumption growth and generic project assumptions. Specifically, the revenue stream was based on the projects, and the estimated production and energy curves until 2051 as the assets are long-term. The forecast did not have any additional projects added after 2032. In rendering its fairness opinion, Cabrillo Advisors reviewed Alternus’ financial projections through December 31, 2051. The Clean Earth Board considered the 2022 –  2025 projections as part of its process in order to determine the valuation of Alternus.
During the months of May through September 2022, Ms. Ross worked with Mr. Duey on due diligence of the financial forecasts provided by Alternus. Due diligence on Alternus’ financial forecasts performed by Clean Earth and advisors would include, but not be limited to, a sampling of recent historical and one to three-year forecasted revenue, expenses, fixed assets and debt (as applicable):
(1)   quality of earnings;
(2)   revenue recognition testing;
(3)   variance analysis of forecast to actuals as booked;
(4)   comparison to competitors’ historical growth rates and margins (if publicly traded, with similar geography and business model);
(5)   confirmation of third-party industry information used to construct forecasts (e.g., contracted revenue by country, feed-in-tariffs or subsidies, asset life, replacement and repair costs, etc.);
(6)   general macro-economic information such as inflation and potential procurement, transportation or supply chain disruptions;
(7)   interest rate exposure relative to outstanding debt;
(8)   reasonableness of growth rate relative to total available markets by country and their projected country growth rates (including legislation affecting the solar utility industry);
(9)   the pipeline of solar projects, by MW size included in the forecast by status and timeline, from contracted to development/construction to operational;
(10)   the percentage of revenue contracted, expiration terms of purchased power agreements, and concentration, if any, in off-take buyer or county, with parties known to have financial problems;
(11)   inclusion of reasonable expenses to effectively scale operations with growth; and
(12)   reasonable trending in the long-range forecasts, based on the above baselines.
Generally, during the forecast review process, updates to the original forecast occurred to: (1) increase the number years shown, using the same trending assumptions, to support the valuation and fairness opinion process, (2) reset the starting period shown in the forecast, with actual numbers as published, (3) reflect updates to the pipeline and related debt (principal, term and interest) as known and (4) balance conservative, attainable growth rates with expected growth in solar utility demand by country. On balance, the assumptions used in the forecast collectively appeared fair, including part of the data well-supported by corroborating, third party information (e.g., committed contracts through their known terms, third-party industry metrics for EPC or shelf life and replacement costs, or third party technical due diligence reports for acquired properties). The rest of the assumptions and data appeared well supported by similar historical attainment, blended with reasonable adjustments for market conditions, and projected strategy in future pipeline mix of projects.

The valuation of Alternus was based, in part, on the forecast provided by Alternus. Additionally, as part of the independent, third-party review of valuation by the fairness opinion consultant hired by the Clean Earth board of directors, Mr. Duey, as Alternus’ chief financial officer, certified, based on the following excerpts, that:
The Company’s stand-alone financial projections for the fiscal years ending December 31, 2022 through December 31, 2032 (the “Management Forecast”), were prepared by management of the Company, in good faith, reflecting, to their knowledge and belief, the best currently available estimates and judgments of the Company’s management as to the future operating revenue and expenses of the Company on a stand-alone basis, in the absence of the Transaction with Clean Earth. As noted above, the revenue stream was based on the projects, and the estimated production and energy curves until 2051 as the assets are long-term. The forecast did not have any additional projects added after 2032.
On May 11, 2022, Clean Earth (Mr. Parker, Mr. Ratner, Ms. Ross, Mr. Anastas and Mr. Tung), and Alternus (Mr. Browne and Mr. Thomas) met in New York City with JonesTrading to plan future meetings, begin identifying competitors as comparables (by geography, size and revenue mix) for a valuation approach based on multiples, which would in turn, provide a basis for proceeding with a business combination,
On May 16, 2022, Mr. Browne, Mr. Ratner, Ms. Ross, Mr. Anastas and Mr. Tung, had a call to discuss a draft financial merger model, which had been provided by JonesTrading. The group also discussed preliminary definitions of “enterprise value” and the projects in Alternus’ revenue pipeline to include in the valuation.
On May 19, 2022, Mr. Ratner and Ms. Ross had a call with Mr. Browne, Mr. Duey, Ms. Tali Durant (Alternus’ Chief Legal Officer) and Mr. Thomas to discuss a data room and the types of information that Alternus already had available from prior transactions, such as the Solis green bond.
On May 24, 2022, Mr. Parker, Mr. Ratner, Ms. Ross, Mr. Anastas and Mr. Tung had a call with Mr. Browne and Mr. Thomas, to further address the financial merger model inputs and the LOI, including continued evaluation of the list of closest competitors to Alternus, as the comparable set for benchmarking, and setting a market multiple and market cap for Alternus.
On May 25, 2022, Clean Earth met internally, with Board Members (Mr. Parker, Ms. Beaumont, and Mr. Vahrenkamp), management (Mr. Ratner and Ms. Ross), Advisors to the Board (Mr. Swift and Mr. Anastas) and analyst, Julian Tung, to discuss the valuation and terms indicated in the prior day’s meeting with Alternus.
On May 27, 2022, Clean Earth (Mr. Parker, Mr. Ratner, Ms. Ross, Mr. Anastas and Mr. Tung) had a call with Mr. Browne to vet the project pipeline included in Alternus’ four-year revenue forecast, including the percentage of projects in its pipeline in various stages of development (e.g., whether there were binding contracts for the projects and the open items needed to complete development of the projects). Discussions included Alternus’ historical ability to complete the development of operating solar parks in its pipeline, expected changes in future market conditions, if any, by country and the discount percentages to be assigned to forecast pipeline revenue, for projects in different stages of completion.
On May 31, 2022, Mr. Browne and Mr. Ratner had a call to discuss the terms to be included in an LOI draft, including the number and compositions of the post-business combination board of directors.
On May 31, 2022, Mr. Ratner, Ms. Ross and Mr. Tung met with the Board Chair, Mr. Parker, to update him on progress in the LOI negotiations with Alternus.
On June 1, 2022, Mr. .Ratner, Ms. Ross and Mr. Anastas had a call with Mr. Browne and Mr. Thomas to prepare the agenda for an upcoming meeting in Ft. Mill, South Carolina.
On June 2 and 3, 2022, meetings were held in person in Fort Mill, South Carolina with Alternus and Clean Earth management teams, Mr. Browne, Ms. Durant, Mr. Ratner and Ms. Ross. The team reviewed the financial merger model with Mr. Anastas and Mr. Tung, attending remotely. Most of the meeting time involved due diligence. (Prior to this meeting, Ms. Ross forwarded the proposed due diligence checklist customized for Alternus, to the Clean Earth Board, deal team and advisors most involved in LOI discussions, for input.)

During this two-day meeting, Ms. Ross presented a list of due diligence items covering classic areas (valuation, cap table, financial, tax and legal), business (commercial, operational, market, human resources, anti-trust, information technology, real estate, intellectual property, cultural, ethics, and customized risks specific to solar parks and the countries where Alternus operates), and overall (environmental and health, compliance and integrity, risks and insurance mitigation and the internal controls framework). Each item was discussed by participants, except for internal controls; which Mr. Ross subsequently discussed with Mr. Duey and Alternus’ Controller, in context of internal control memos provided by Alternus. Ms. Ross obtained agreement on due diligence item documentation owners and next steps to progress to the due diligence phase for this transaction.
From June 3 through October 2022, Ms. Durant, Mr. Duey, Ms. Barbara Fleischood, Alternus paralegal, led the effort to populate the data room as requested in the due diligence list that Ms. Ross provided, and also subsequent requests as they arose for additional information needed by advisors.
On June 3, 2022, while in Fort Mill, South Carolina, Mr. Browne and Mr. Ratner met to execute the LOI.
From June 4 to June 9, 2022, the management team and analyst drafted a model to illustrating fully diluted shares as terms were developed, for discussion with Alternus, gathered market information on current business combinations, and performed other due diligence as discussed in South Carolina with Alternus.
From June 4 to June 28, 2022, the Clean Earth management team vetted potential fairness opinion providers as directed by members of the Clean Earth board of directors. During June 2022, Ms. Ross also obtained quotes for a quality of earnings review, in the event it would be deemed necessary, based on an initial internal review, described below.
On June 10, 2022, Ms. Ross met with Ms. Durant and Proskauer LLP (“Proskauer”), Clean Earth’s legal counsel, to initiate the legal due diligence process.
On June 11, 2022, Ms. Ross provided Alternus and Clean Earth due diligence teams an updated checklist, based on input to date on items available in the data room and owners of open due diligence requests.
From June 15 to June 30, 2022, Ms. Ross met with Mr. Duey and Alternus’ Group Controller, Mr. Neil Shah, to discuss the quality of earnings, as one of various forecast validation due diligence procedures that Clean Earth conducted. Sample adjustments were discussed that would have a one-time historical impact, and therefore would typically be excluded from forecasts (unless expected to recur).
As part of the quality of earnings review, Ms. Ross requested the following from Alternus:
(1)
System-generated, trial balance exports from the accounting system, with side-by-side account level data for 24 months, sub-totaled by year, by park, by country and also at the consolidated company level;

(2)
Confirmation that the system-generated export including data from both QuickBooks, the prior software and Sage, the current software implemented in July 2021, and that both old and new accounting systems bridged seamlessly by account number (end of month QuickBooks balances were loaded into Sage, without transaction detail;

(3)
Explanations for any material variances month to month at the account level, with materiality agreed by percentage change or dollar amount;

(4)
Review and reply to quality of earnings samples and a higher-level questionnaire to further evaluate and analyze the need for quality of earnings adjustments to forecast; and

(5)
Validation that taxes at the local, regional, country or consolidated level did not have one-time events that were included in the financial forecasts.

During the quality of earnings review, one-time historical transactions such as exercising Bargain Purchase options to purchase acquisitions, disposals of properties or acquisitions, paying a 13 million Euro note three years early, in exchange for less debt of 9 million (accounted for as debt forgiveness on a

Romanian transaction), converting construction financing to permanent financing, capitalizing parks and amortizing over 35 year as part of the normal cadence at the project level, and an approximate $100k USD purchase of accounting software, were confirmed not to trend into future financial projections. However, variances due to converting construction financing to permanent financing, and capitalizing parks and amortizing over 35 years, were normal at the park level and expected to recur as parks were acquired and/or placed in service. Clean Earth is also expected to see changes in revenue forecast at the park level, as PPA (purchase power agreements would expire and if not renewed, sell at market rates).
Following the above review, Clean Earth concluded that the forecasts provided by Alternus did not need adjustments due to a quality of earnings review, and that the valuation of the company could be based on agreed financial forecasts, reasonably representative of future years’ performance, which excluded historical, one-time events. Based on this due diligence, sufficient reasonable assurance was gained, that a third-party quality of earnings review would not be necessary.
On June 16, 2022, Mr. Anastas reviewed public and private warrant terms with Proskauer and Ms. Ross.
On June 16, 2022, Proskauer began conducting legal due diligence, and reviewing materials in the Alternus virtual data room established by Alternus. Proskauer continued to review diligence materials during the period between June 16, 2022, and August 10, 2022.
During this period, Clean Earth also engaged William Fry LLP to conduct legal diligence on Alternus’ Irish entities and Loyens & Loeff N.V., to conduct legal diligence on Alternus’ Dutch entities.
During the period from execution of the LOI through the execution of the Business Combination Agreement, due diligence was conducted by Clean Earth and its advisors to review various aspects of Alternus’ business, including, the legal entity structure; management’s experience and track record, Alternus’ operational performance; the existing and potential markets in Europe and North America; Alternus’ ability to source, vet, develop and close on additional solar parks, Alternus’ contracts for sale of electrical power generated; Alternus’ financial condition; the projections provided by Alternus, and the assumptions for those projections.
On June 17, 2022, Mr. Ratner and Mr. Browne discussed the process to date and confidence in reaching a successful outcome.
On June 20, 2022, Clean Earth and Alternus management teams discussed public relations for the transaction and met with a possible professional services firm to provide these services.
On June 22 and 23, 2022, Alternus (Ms. Durant and Mr. Joseph Duey, Chief Financial Officer) and Clean Earth (Mr. Ratner and Ms. Ross) attended a large-scale solar power summit, in person in Austin, Texas. While in Austin, they later meet in private, with Mr. Browne joining remotely by video, to discuss the transaction, progress to date, scenarios with key SEC filing dates, high-level deliverables, calendar objectives and next steps. On June 23, 2022, the potential proxy accounting firm, later hired, met with the group remotely to discuss timeline.
On June 24, 2022, call with Mr. Browne and Mr. Ratner to discuss process to date and confidence in reaching a successful outcome.
On June 27, 2022, Mr. Ross followed up on a board of directors request for management to evaluate a fairness opinion financial advisor for the board of directors. Based on procurement evaluation criteria previously discussed, Ms. Ross presented Cabrillo Advisors as the best evaluated and contrasted their bid versus other bids received.
The Board reviewed Cabrillo Advisor’s deck and, following discussion, the Board ratified the procurement criteria used to evaluate the financial advisors for the fairness opinion and also voted to accept Cabrillo Advisors as the financial advisor for the fairness opinion.
On June 28, 2022, Clean Earth entered into an engagement letter with Cabrillo Advisors to act as financial advisor to Clean Earth and to render an opinion to the Board as to the fairness, from a financial point of view, of the Transaction to the holders of the Company’s common stock.

On June 29, 2022, a call was held with Alternus management, Clean Earth management and JonesTrading to review the business combination model.
On June 30, 2022, management teams of Alternus, Clean Earth and Clean Earth advisors met virtually to walk through an initial forecast model and high-level assumptions. Of note, Clean Earth asked and Alternus confirmed, the types of third-party advisors with input to current and past forecast assumptions. For example, with prior acquisitions and debt financing, third party legal, technical and financial advisors were approved by senior lending partners, as part of the deal evaluation, and similar assumptions were used in the forecasts provided to Clean Earth by Alternus.
Specifically, the common assumptions across near-term forecasts for fiscal years 2022 – 2025 included the following:
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Production estimates based on 3rd party engineering reports or internal production reports and adjusted for the appropriate panel degradation.

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Revenues for each project calculated by multiplying the production by the KW/h energy rates based on a specific offtake agreement, or if no off-take agreement, then Alternus used forecasted energy rates provided by an expert 3rd party.

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Operations and maintenance (O&M) costs were based on contracted amounts for O&M, land leases and insurance. Other O&M costs were based on an estimate performed by Alternus’ management.

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Asset management costs were estimated based on analysis by Alternus’ management regarding historical and future projected costs to maintain the number of SPV’s associated with the project(s).

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Taxes were based on the specific prevailing tax rates per country.

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And no significant changes in accounting policy or material one-time charges were included.

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Additional assumptions unique to 2022 to 2025 were discussed from the project pipeline, with various statuses, from contacted to owned and operated.

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Executed Purchase Power Agreements and their terms shown in the forecasts provided by Alternus, were also discussed (and sampled as part of Clean Earth’s revenue recognition testing).

On June 30, 2022, Clean Earth and Proskauer began discussing the framework for a Definitive Agreement.
On June 30, 2022, management of Clean Earth, Alternus and a public relations firm (“Public Relations”) that was subsequently hired, met to review qualifications, discuss sample deliverable and timeline.
Commencing July 1, 2022, Alternus and the Clean Earth deal team held weekly virtual meetings to review and discuss the status of matters relating to completion of the transaction.
On July 3, 2022, Proskauer delivered its initial drafts of the Business Combination Agreement, Investor Rights Agreement and Sponsor Support Agreement to Carmel, Milazzo & Feil LLP (“CMF”), counsel to Alternus.
On July 4, 2022, Alternus provided a revision to the business combination model that was subsequently updated on September 20, 2022, after discussions with the Clean Earth management team to reflect a more conservative growth forecast.
On July 5, 2022, Ms. Ross met with Mr. Browne and Mr. Duey to discuss the forecast model data and assumptions. Ms. Ross requested Alternus update the forecast to reset the calendar year 2021 baseline with published 2021 financials, or alternatively provide a variance explanation with documented backup. Mr. Browne and Mr. Duey confirmed that 2021 would be updated and additionally, that the 2022 calendar year forecast would also be updated to match the current parent debt and German assets.
In a follow up meeting on July 5, 2022, a Clean Earth advisor joined the discussion as part of their independent due diligence process.
On July 5, 2022, the Clean Earth board of directors held a special meeting to discuss the status of the proposed business combination with Alternus; Mr. Ratner presented negotiations to date. Mr. Chuchawat and Mr. Shen of Proskauer gave the Board a presentation on the de-SPAC environment, process and transaction-and specifically also an overview of the current state of the SPAC market.
During the period from July 5, 2022, to October 9, 2022, the Clean Earth board of directors held regular Board meetings, generally weekly, to receive updates on the proposed business combination and to discuss the proposed transaction.
On July 6, 2022, Clean Earth management and their analyst met with JonesTrading to discuss updates to fully diluted shares, modelled with the latest business combination agreement draft.
On July 6, 2022, Clean Earth management met remotely with one of Clean Earth’s advisors as part of the advisor’s independent, due diligence process to discuss how the definitive terms were reached from Clean Earth’s perspective.
On July 8, 2022, Alternus and Clean Earth met with the selected Investor Relations service provider;
On July 11 and 12, 2022, Mr. Parker met with Mr. Browne and Mr. Thomas in Toronto, Canada to discuss the respective organizations and mutual fit.
During a July 11, 2022, telephonic meeting, Ms. Ross, Mr. Duey and Mr. Tung discussed Alternus’ five-year and ten-year forecast assumptions. Ms. Ross provided an initial assumptions narrative format for reference and use, to discuss and vet forecast assumptions for the first five years.
During this meeting, Clean Earth also discussed the next forecast validation due diligence, Revenue Validation sampling. This due diligence would sample revenues already booked in the accounting system in completed quarters and trace the recorded revenue to the contract source (to confirm revenues were booked as contracted) and further trace to bank statements (to confirm the contracts were performing), to validate accuracy of the sample, and extrapolate reliance on near-term revenue forecasts. This validation then would provide a baseline for reliance on long-term projected revenues (in the absence of acquisitions or other contract changes).
From July 14, 2022, through August 15, 2022, Clean Earth conducted revenue recognition sampling.
On July 14, 2022, Mr. Shah, Alternus Group Controller, and Mr. Stavrogiannis also at Alternus, met with Mr. Tung remotely to walk through the process from revenue recognition booked in the financial system to source contracts, for off-take agreements, and recognizing any subsidies or true-ups if applicable, plus subsequent deposits of cash received by Alternus in bank statements.
Following testing conducted by Mr. Tung, on August 8, 2022, Mr. Duey and Mr. Shah met with Ms. Ross and Mr. Tung to discuss a few revenue recognition testing exceptions. The exceptions were due to true ups in Romania from subsidies, which would be tested to confirm.
On August 11, 2022, Mr. Duey and Mr. Shah met with Ms. Ross and Mr. Tung to close out revenue recognition testing. The selected sample tested were found to be materially correct. No material exceptions were found in the dollar amount or timing that would create a concern in the financial projections provided. Although similar revenue validation had been performed by Alternus’ auditors for purposes of the annual audit, Clean Earth does not represent that financials were audited, rather, only that sampling was reviewed to gauge reasonable reliance on forecasts prepared by Alternus’ management.
On July 11, 2022, the Clean Earth Board met virtually. The Board heard a presentation from Proskauer on Definitive Agreements and Proskauer provided a presentation to preview on Fiduciary Duties for the next July 18, 2022, meeting.
On July 12, 2022, Proskauer and CMF met telephonically to discuss questions concerning the securities law filings that would be required in connection with the proposed business combination.
On July 14, 2022, Mr. Tung and Ms. Ross met with Mr. Duey remotely, to discuss and vet known material sensitivities that could commonly arise in the capital expenditure forecast and operating expense forecast for solar parks, including diversity of suppliers, procurement lead time to order and receive materials, existing stock of materials on hand, etc. to assess likelihood of meeting material construction milestones and likely maintenance repairs or upgrades, all other variables being assumed met (or neutral) relative to this part of due diligence and vetting.
July 15, 2022, call with deal team to discuss process to date and confidence in reaching a successful outcome.
On July 18, 2022, the Board met virtually and heard a presentation from Proskauer on the Fiduciary Duties of the Board. Following questions and answers, the Board adjourned.
From July 19, 2022, onward, the parties continued to negotiate the Business Combination Agreement and the related ancillary agreements.
On July 19, 2022, CMF delivered a revised draft of the Business Combination Agreement to Proskauer with its initial comments, which related to, among other things, the structure of the transaction and revisions to the representations, warranties and covenants of the parties, including the deletion of Clean Earth’s board of directors’ ability to make a Change in Recommendation (as defined in the Business Combination Agreement).
On July 20,2022, Ms. Duey met with the selected outsourced accounting firm and Ms. Ross, to begin discussing timeline and deliverables, to prepare a pro forma for a proxy filing.
On July 21, 2022, and July 25, 2022, Mr. Browne, Ms. Ross and advisors, discussed the discount factor Alternus included in the current version of the forecast, for advisors to also consider in evaluation of the valuation, as requested by the Clean Earth Board.
On July 22, 2022 — Ms. Ross spoke with Cabrillo Advisors for a status update for the Board and discuss any material open items.
On July 25, 2022, one of Clean Earth’s advisors met with JonesTrading, and Clean Earth management to discuss how the advisor would view valuation.
On July 25, 2022, as requested, Clean Earth’s auditor made an introduction to Alternus to discuss if any auditors in Europe have the skill set and availability to audit Alternus’ recently closed transactions in Poland and Romania.
On July 25, 2022, Alternus and Clean Earth management met remotely with the hired Investor Relations firm to discuss conference dates and target audience.
On July 26, 2022, Ms. Ross met with Mr. Duey and Mr. Tung to discuss documentation of Alternus’ current “most likely” forecast assumptions to accompany the forecast spreadsheet model. During the meeting, sensitivity analysis for best case and worst-case scenarios for the most recent five-year forecast were also discussed.
On July 26, 2022, representatives of Clean Earth, Proskauer, Alternus, CMF and both sides’ Irish legal counsel met telephonically to discuss structuring of the transaction and the related tax impacts.
On July 27, 2022, the Clean Earth board of directors held a special meeting to discuss the proposed business combination and Proskauer provided the Board with an update on the status of the proposed business combination and the SPAC market. At the meeting, Mr. Ratner updated the Board on the proposed transaction with Alternus, a recap of the process the Clean Earth deal team had undertaken to screen potential targets, the initial due diligence Clean Earth had conducted on Alternus and its plans for additional in-depth due diligence. A representative of Cabrillo made a presentation concerning the process Cabrillo would follow in valuing the proposed business combination transaction and assessing the fairness of the transaction.
On July 28, 2022, Clean Earth and Proskauer, as part of due diligence, met to confirm that no HSR filing would be needed.
On July 28, 2022, Ms. Ross met with the D&O insurance provider to confirm tail insurance and options for business combination to discuss with Alternus.

July 29, 2022, call with Alternus, Clean Earth and JonesTrading to review transaction status, the latest market multiples and valuation target, based on the current market environment, adding consideration of a structured earn-out, based on possible share price targets.
In August, discussions began on a Business Combination Agreement:
On August 1, Clean Earth management met with Proskauer, Board chair, Mr. Parker, Board advisor, Ms. Anastas and analyst Mr. Tung, to discuss the current terms of the Business Combination Agreement.
On August 2, 2022, Proskauer delivered a revised draft of the Business Combination Agreement to CMF, which revisions included, among other things, changes from Dutch counsel and changes to the representations, warranties and covenants of the parties, including adding back the ability of the Clean Earth board of directors to make a Change in Recommendation, which Alternus had deleted in its draft.
On August 4, 2022 there were discussions in New York City with Alternus, Clean Earth and JonesTrading, at which, among other things, the parties addressed framing the terms of the Business Combination Agreement based on the LOI, including addressing the terms of an earnout based on the most recent valuation, and adding an implied share price as an earnout target to take into account scenarios where target EBITDA would be obtained, but market conditions may result in share price targets not being achieved in the same timeframe. The discussions and negotiations resulting in the structure including an Earnout consideration component was to reflect that current EV/EBITDA from Alternus’ operating parks did not include the value of the future additional revenues that could accrue. The earnout consideration component is a structure that provides for such potential future value. The amount of the earnout was determined by taking what Clean Earth and Alternus agreed was an appropriate valuation based on revenues from current operating parks and subtracting that from the potential valuation of Alternus based on future revenues from development stage projects owned by Alternus plus contracted projects at the time. Using a net present value calculation, Clean Earth and Alternus agreed to an earn out of 35,000,000 shares. The earnout was then divided into three tranches spread over three calendar years, with EBITDA and share price targets for those years. The reason for using both EBITDA and share price targets for each of the three earnout milestones was two-fold: (1) using EBITDA gave Alternus control over their ability to earn the earnout shares, as this is a performance-driven metric, and (2) using share price ensured that the Combined Company did not incur excessive dilution in order to acquire EBITDA. The parties further agreed that since share price is a market-driven metric, an extended period of time was given for the share price targets to be achieved as long as the EBITDA targets were achieved.
On August 5, 2022, Clean Earth and Alternus met at one of three, regularly scheduled weekly meetings to synchronize on BCA deal term and next steps. On August 8, 2022, Board chairman, Mr. Parker met with Ms. Ross and Mr. Tung to review the current BCA terms in more detail, open items and next steps.
On August 8 – 12, 2022, Mr. Ratner met with Mr. Browne in Dublin, Ireland at Alternus’ headquarters to discuss for continued strategy and negotiations, including: (1) discussing alternate strategies for a raising cash in the context of current market conditions; (2) discussing the terms of the minimum cash condition, ultimately agreeing to $25 million as an updated amount, and (3) addressing Mr. Browne’s right to waive the minimum cash condition in its sole discretion.
On August 8, 2022, Board chair, Mr. Parker met with Ms. Ross and Mr. Tung to discuss updates to the business combination agreement discussed in Dublin.
On August 9, 2022, the Clean Earth Board met with Clean Earth management and SPAC co-founders, to discuss updates to the Alternus’ earn-out strategy, to gauge consensus and capture any additional discussion items while Mr. Ratner was on-site with Alternus in Dublin.
On August 10, 2022, Proskauer and CMF met telephonically to discuss the draft of the Business Combination Agreement, including allocating drafting responsibilities for certain ancillary documents.
On August 10, 2022, Clean Earth and JonesTrading executed an engagement letter confirming the retention of JonesTrading as financial advisor and as placement agent with respect to potential future financing in connection with the business combination.

On August 11, 2022, Clean Earth management met with a Clean Earth Sr. Advisor to discuss the business combination terms, valuation approaches, and background of negotiations with Alternus.
On August 12, 2022, Alternus, Clean Earth, Proskauer and CMF met telephonically to discuss questions concerning the securities law filings that would be required in connection with the proposed business combination.
On August 12, 2022, Clean Earth management reviewed valuation for solar parks under typical discounted cash flow approach vs market multiple approach and the earn out agreement as a comparison, relative to strategy for publicly announcing the business combination, as discussed with stakeholders.
On August 16, 2022, management provided a link to Alternus’ quarterly update to preview earnings release.
On August 17, 2022, Clean Earth attended Alternus’ Q2 live webcast financial presentation. Ms. Ross followed up with Mr. Duey on variances in actuals to the forecast for both a variance analysis and confirmation of drivers impacting the forecast. Alternus subsequently updated the forecast on September 9, 2022, to include the actuals through Q2 as an updated baseline.
On August 17, 2022, Alternus and Clean Earth management met with JonesTrading to update the structure of the business combination agreement with updated forecast information.
On August 18, 2022, CMF delivered a revised draft of the Business Combination Agreement to Proskauer, which revisions included, among other things, deleting the ability of the Clean Earth board of directors to make a Change in Recommendation and adding a termination fee payable by Clean Earth.
On August 18, 2022, the Clean Earth board of directors met to discuss the current earn -out agreement. The Board also discussed Alternus’ last quarterly results and earnings call presentation. The Board, chaired by Vice-Chairman Candice Beaumont, had a quorum. Although chairman Nicholas Parker could not attend, he agreed the Board should hold an executive session at this meeting to discuss the business combination, amongst the Board members.
On August 23, 2022, Mr. Parker and Ms. Ross met with counsel to update the earnout agreement as discussed in the Board meeting.
Overall, between August 24 and October 9, 2022, Alternus and Clean Earth held numerous calls in connection with the Business Combination Agreement, due diligence and the review of the transaction. Topics discussed included capital availability prior to closing of the transaction, Alternus’ ongoing activities, Alternus’ options for debt financing, Alternus’ project pipeline, Clean Earth’s process relating to delivery of a fairness opinion and the status of the transaction. Calls with JonesTrading were generally held at least weekly, as well as routine meetings with Arctic Securities.
On August 24, 2022, Clean Earth management and Mr. Parker met with Cabrillo Advisors to discuss the updates to the forecast, valuation, earn out and Business Agreement combination, to update Cabrillo Advisors’ analysis, based on those aforementioned inputs.
On August 24, 2022, management from Alternus and Clean Earth had a telephonic meeting to confirm likely capital availability pre-transaction completion.
On August 25, 2022, Clean Earth and Alternus met with proxy accountants to discuss inputs to schedules and discussions to be included in the proxy to be filed with the SEC.
On August 25, 2022, Proskauer delivered a revised draft of the Business Combination Agreement to CMF, which revisions included, among other things, contemplation that there would be restructuring of Alternus prior to closing, expanding the definition of Available Cash, adding the terms, conditions and other provisions relating to the earnout, deleting the Available Cash closing condition and adding it as a covenant that in the event that the Available Cash threshold is not met, certain individuals will agree to extend their lockups for a portion of their shares, adding back the ability of the Clean Earth Board of Directors to make a Change in Recommendation, deleting the termination fee payable by Clean Earth and adding an indemnification by Alternus relating to any restructuring prior to closing.

On August 26, 2022, Alternus and Clean Earth met with D&O insurance provider to discuss options including bundling tail insurance with ongoing operations D&O post shareholder vote, to confirm a possible tail transaction cost to disclose in the proxy statement.
On August 30, 2022, Alternus and Clean Earth management and Mr. Anastas, met to discuss Alternus’ various ongoing initiatives taking place before the Business Combination Agreement transaction, and other updates on potential acquisitions and related debt and likelihood of closing as noted in the current forecast version.
On August 31, 2022, Clean Earth met with counsel and JonesTrading to discuss an integrated project calendar and deliverables needed to complete the proxy in the sequence and timeline desired.
On September 1, 2022, Alternus and Clean Earth met virtually to discuss Alternus’ debt raising options.
On September 1, 2022, representatives of Clean Earth, Alternus and JonesTrading, met to discuss and refine the investor deck, outlining the business combination.
On September 1, 2022, Ms. Ross, Mr. Duey, proxy accountants, accounting, audit and counsel discussed deliverables and timeline for the proxy statement in an integrated calendar.
On September 6, 2022, Clean Earth discussed transferring the trust account from Citi to Morgan Stanley, with representatives of both.
At a meeting of the board of directors on September 6, 2022, JonesTrading made a presentation to the board of directors concerning a Committed Capital on Demand equity facility to provide financing post-business combination closing and the Board discussed the facility. This could be in addition to post transaction close cash in the BCA, unless waived.
On September 8, 2022, Alternus, Clean Earth, Proskauer, CMF and other accounting and audit advisors met telephonically to review the steps and timing in completing the proposed business combination.
On September 8, 2022, Mr. Thomas and Mr. Ratner met in person in New York City to discuss matters relating to the business combination, including inflation and general capital market conditions deteriorating since signing the LOI and updates to timing and likely amount of debt. Mr. Thomas and Mr. Ratner also discussed these terms with JonesTrading.
On September 12, 2022, Mr. Ratner updated the Clean Earth Board on the BCA negotiations in progress, followed by Board discussion.
On September 16, 2022, Clean Earth, Alternus and Arctic Securities discussed additional potential funding, under a non-disclosure agreement.
On September 18, 2022, Clean Earth, Alternus and JonesTrading met telephonically to refine the merger model based on the last set of discussions.
On September 19, 2022, the Clean Earth board of directors, Mr. Ratner, Ms. Ross and Clean Earth counsel met to review a draft investor deck.
On September 21, 2022, Alternus and Clean Earth confirmed data points requested by one of Clean Earth’s advisors needed for their diligence work.
On September 22, 2022, Alternus sent to Clean Earth a revised draft of the Business Combination Agreement, which revisions included, among other things, its proposal on the number of shares for the adjustment escrow, changes to the definition of Available Cash, changes to the earnout provisions, including the milestones, and a proposed termination date.
On September 23, 2022, Ms. Ross met with counsel to discuss definitions of terms in the business combination agreement, in conjunction with the merger model and financial forecasts.
On September 26, 2022, Clean Earth, Proskauer, Alternus and CMF met telephonically to discuss the Business Combination Agreement. The discussion principally related to (i) the pre-closing restructuring of

Alternus, (ii) employee related matters, (iii) the definition of Available Cash, (iv) the definition of “Enterprise Value” for purposes of determining the purchase price, which the parties subsequently determined would be dropped from the Business Combination Agreement in favor of a fixed purchase price, (v) the earnout milestones and related earnout provisions and (vi) status of Alternus’ debt financing.
On September 26, 2022, the Board unanimously approved an $850k convertible note payable to the sponsor, and management subsequently signed the note payable on the same day. Management also discussed the first intended draw of $350k and how it would be used.
On September 27, 2022, management and the co-founders executed the first draw request of $350k under the aforementioned $850k convertible note payable to the Sponsor.
On September 28, 2022, CMF delivered additional comments to the Business Combination Agreement to Proskauer.
On September 28, 2022, representatives of Alternus and Clean Earth met with Arctic for updates on Alternus’ ongoing transactions in Europe, followed by a meeting with Alternus and Clean Earth with JonesTrading to update on debt status and likely committed capital on demand after transaction close.
On September 29, 2022, Proskauer delivered a revised draft of the Business Combination Agreement to CMF, which revisions included, among other things, revising the definition of Available Cash to include amounts raised by Alternus between the date of the Business Combination Agreement and the closing, adding a Calculated Share Price definition for purposes of the earnout, changing the purchase price concept from an enterprise value based on net present value of future cash flows of certain projects operated by the target companies, with certain adjustments for outstanding debt, transaction expenses and working capital, to a fixed amount of $550,000,000 with a working capital adjustment only, modifications to the earnout provisions, reverting on the definition of Intervening Event and adding Available Cash as a closing condition and in the event this closing condition is not met and is waived by Alternus, certain individuals will agree to extend their lockups for a portion of their shares, changing the termination date to May 26, 2023 and broadening the scope of the indemnity relating to the pre-closing restructuring of Alternus.
On September 29, 2022, Clean Earth, Alternus, JonesTrading and counsel for both, met telephonically, to discuss and confirm the aforementioned updates to the Business Combination Agreement reflected terms agreed and supported by the latest merger model.
On September 29, 2022, Cabrillo Advisors presented an update to the Board and gathered questions from the Board on general valuation approach and specific questions related to Alternus. Mr. Ratner also updated the Board on Business Combination Agreement progress and status.
On September 30, 2022, Mr. Browne, Mr. Thomas and Mr. Rattner had a call to review the transaction status and to discuss eliminating the requirement that Alternus obtaining new debt, be a condition to closing the Business Combination Agreement, as Alternus believed new debt to be a timing issue, supported by advanced conversations in progress with a top tier lender.
During the period from October 1, 2022, through October 10, 2022, the parties and their counsel had discussions and exchanged emails on the Investor Rights Agreement and Sponsor Support Agreement, as well as discussions on the Business Combination Agreement, to finalize these agreements. Drafts of the other exhibits to the Business Combination Agreement were also exchanged during this period.
During this period the parties, among other things, finalized the definition of Net Working Capital, the terms of the working capital adjustment and the definition of Available Cash in the Business Combination Agreement.
The issues discussed with respect to the Investor Rights Agreement included (i) the right of the Sponsor as representative of Clean Earth prior to the closing to continue to have a right to nominate directors (ii) requested exceptions to the lock-up included in the Investor Rights Agreement, which would allow Alternus to sell shares of common stock so long as the purchaser agreed to be bound by the lock-up; (iii) changes in classes of directors pursuant to which Clean Earth agreed that one of its three director designees would be in each class instead of all of its designees be in Class III, which would not come up for re-election until the third year, (iv) an agreement that lock-up for one-quarter of Sponsor’s shares would be extended for 12 months if the Available Cash requirement was not met and Alternus waived the requirement and (v) the right for Clean Earth’s right to designate directors after the initial terms of the Clean Earth’s director designees expired, which Clean Earth and Alternus agreed would continue as to one director under specified conditions.
On October 3, 2022, Alternus delivered an initial draft of its disclosure schedules to the Business Combination Agreement to Proskauer. From October 6, 2022, through October 12, 2022, the parties continued to discuss the disclosures provided in Alternus’ disclosure schedules.
On October 3, 2022, the Clean Earth Board held a special board meeting to discuss the potential business combination opportunity with Alternus. At the meeting, the Board discussed the status of the business combination, and the negotiation of definitive documents and Clean Earth Board received a final version of a presentation detailing Cabrillo’s financial analysis of a potential business combination with Alternus.
On October 4, 2022, an extended team with all advisors, including Arctic, Public Relations, JonesTrading, counsel for both companies and several representatives from Clean Earth and Alternus met to review the investor deck and proposed public press releases, including coordination of the announcement domestically in the U.S. and in Europe, following approval of both boards of directors.
On October 6, 2022, Clean Earth met telephonically with Alternus to scrub the list of projects in Alternus’ pipeline and confirm they were disclosed in the investor deck with the latest status.
On October 7, 2022, Clean Earth and Alternus and all advisors met for a dry run of the investor deck, supporting business combination agreement and draft press releases prepared for the business combination announcement.
On October 9, 2022, Mr. Browne, Mr. Thomas and Mr. Ratner met remotely to confirm the final agreed transaction status had not changed, prior to the Clean Earth Board meeting.
On October 9, 2022, the Clean Earth Board held a special board meeting to discuss the potential business combination opportunity with Alternus. At the meeting Proskauer (i) reviewed with the Board a substantially final draft of the proposed Business Combination Agreement and ancillary documents and provided a summary of the terms of the agreements, (ii) Mr. Ratner reviewed with the Board the most recent draft of an investor presentation which summarized the benefits of the proposed business combination with Alternus and discussed the reasons for entering into a business combination with Alternus, (iii) the Board reviewed the form of fairness opinion and was advised that Cabrillo was prepared to execute and deliver the fairness opinion immediately following the meeting, and (iv) the Board reviewed a draft of proposed resolutions for the Clean Earth Board to consider with respect to approval of the business combination and a draft of a proposed press release.
During the October 9, 2022, Board Meeting, the Clean Earth Board convened an Executive Session.
Upon returning from the Executive Session, the Clean Earth Board concluded that the proposed business combination represented the best potential business combination for Clean Earth based upon the process utilized to evaluate and assess potential acquisition targets, the Clean Earth Board’s and management’s belief that the proposed business combination with Alternus was in the best interests of Clean Earth’s shareholder. After public and private discussion, the Clean Earth Board unanimously approved the Business Combination Agreement, each of the related documentation and the proposed business combination transaction.
In the same October 9, 2012, Board Meeting, the Board then heard a presentation by Ms. Ross on Alternus’ interest rate sensitivity based on current known debt and debt presented in the forecast.
On October 11, 2022, all hands met to confirm final coordination of the domestic and European press releases and Form 8k, plus Euronext disclosures, pending approval by the Clean Earth and Alternus Boards of Directors. Following this meeting, Clean Earth and Alternus met with JonesTrading to further clarify schedules to be included in the press releases.

On October 12, 2022, Alternus and Clean Earth management completed executing all documents, as directed by their respective Boards.      Therefore, on October 12, 2022, the parties entered into the Business Combination Agreement, the Investor Rights Agreement and the Sponsor Support Agreement.
From October 14, 2022, through January 16, 2022, Alternus, Clean Earth. accountants and advisors, worked on pro forma financials, and the proposed proxy filing with the SEC, to be reviewed by external auditors and counsel. During this time, Alternus continued to evaluate transactions for acquisitions and ensure timely completion of external audits of acquired solar European parks, required as part of the proxy filing.
On November 11, 2022, the Clean Earth Board ratified the 2022 third quarter financials filed with the SEC, following external auditor review and review by the Board’s Audit Committee.
On December 7, 2022, the Clean Earth Board met and discussed the timing in filing the proxy with the SEC, based on Alternus’ continued evaluation of a proposed acquisition, which would close or expire by the end of the year.
On December 30, 2022, each Board member, management and co-founder, approved a second draw on the $850k convertible sponsor note payable, subsequently unanimously ratified in one document.
On January 7, 2023, the Clean Earth Board met to discuss the timing of the proxy filing, based on the current timing of the pending audits needed for the SEC filing. Ms. Ross also presented a preliminary 2023 Budget update to the Board for review and discussion.
On January 9, 2023, the Board met to discuss the timing of the proxy filing, and updated policies that needed to be reviewed annually. The Board also began planning for annual committee meetings and other milestone Board meeting dates in 2023.
During the first quarter of 2023, Clean Earth management and Alternus management reviewed project development, acquisition and investment strategies, which led the parties to reevaluate Alternus’ valuation for purposes of the business combination.
On March 23, 2023, Alternus sent revised financial forecasts to Clean Earth.
On March 28, 2023, Mr. Ratner and Mr. Browne met to discuss the revised forecasts and how such forecasts may affect Alternus’ valuation.
On March 30, 2023, Mr. Ratner, Mr. Anastas and Mr. Tung met with JonesTrading to discuss the state of the de-SPAC transactions generally, redemption levels and other factors that could affect the outcome of the business combination.
On March 31, 2023, Alternus sent an updated version of the revised financial forecasts to Clean Earth. Mr. Ratner, Mr. Thomas and Mr. Browne had a discussion regarding the revised forecasts and a revised valuation for Alternus.
On April 3-4, 2023, representatives from Clean Earth and Alternus had several discussions with Roth Capital Partners, LLC (“Roth Capital”) regarding how equity research analysts evaluate solar IPPs on the Nasdaq.
On April 6, 2023, representatives from Clean Earth and Alternus had multiple discussions regarding adjusting valuation, structure and the earnout in various combinations.
On April 7, 2023, representatives from Clean Earth and Alternus had a discussion with Roth Capital about how solar IPPS were being valued in the market. Clean Earth and Alternus then discussed between themselves the information covered in call with Roth Capital.
On April 7, 2023, the Clean Earth Board had a meeting to discuss a valuation for Alternus between $250 million to $300 million (down from $550 million) and amending the Business Combination Agreement to reflect such lower valuation. Mr. Ratner, Ms. Ross, Mr. Saab and Mr. Anastas and a representative from Proskauer were also in attendance. Mr. Ratner and Mr. Anastas provided the Clean Earth Board with an update on the state of negotiations with Alternus.

On April 9, 2023, Mr. Ratner and Mr. Duey had further discussions regarding valuation.
On April 10, 2023, representatives from Clean Earth and Alternus had multiple discussions regarding valuation and changes to the earnout. The parties agreed to a $275 million valuation and reducing the earnout shares from 35 million shares to 20 million shares. The EBITA targets for meeting the earnout and the number of shares to be released for each milestone were also adjusted.
On April 10, 2023, the Clean Earth Board had a meeting to discuss the $275 million valuation for Alternus as well as changes to the earnout structure and amending the Business Combination Agreement to reflect such changes. Mr. Ratner, Ms. Ross, Mr. Saab and Mr. Anastas and a representative from Proskauer were also in attendance. After discussions, the Clean Earth Board approved the $275 million valuation for Alternus and the earnout structure and amending the Business Combination Agreement.
On April 10, 2023, Proskauer delivered a draft of the amendment to the Business Combination Agreement to Clean Earth changing the valuation to $275 million, reducing the earnout shares to 20 million, revising the EBITDA targets for the earnout and the number of shares to be released for each milestone. Clean Earth then sent the BCA Amendment to Alternus.
On April 11, 2023, Clean Earth made changes to the BCA Amendment, including revising the EBITDA targets for meeting the earnout and the number of shares to be released for each milestone.
On April 12, 2023, Clean Earth, Alternus and the Sponsor executed the BCA Amendment.
On April 17, 2023, Citigroup Global Markets Inc. (“Citigroup”), one of the underwriters of Clean Earth’s initial public offering, agreed to forfeit the remaining deferred discount payment of $3,622,500 that is to be paid to Citigroup upon the consummation of the initial business combination, such that when taken together with that certain letter agreement, dated July 6, 2022, between Citigroup and Clean Earth, Citigroup has agreed to forfeit the entire deferred discount payment of $7,245,000 that is to be paid to Citigroup upon the consummation of the initial business combination. Other than the forfeitures disclosed above, Clean Earth has not received any indication from Citigroup, or any other firm involved in the initial public offering, that it will cease involvement in the business combination.
On April 18, 2023, the Company entered into a new Committed Capital On Demand agreement (the “CCOD Agreement”) with Jones Group Ventures LLC (“Jones”). Under the CCOD Agreement, Jones has committed to invest up to $100,000,000 in the common stock of the Company. All other material terms of the agreement will not be finalized until the CCOD amount has been mutually agreed upon by both parties, and the Company may elect not to proceed with the CCOD agreement.
On April 24, 2023, the Clean Earth Board, executive team, co-founders and an advisor (Aaron Ratner, Martha Ross, Nicholas Parker, Michael Vahrenkamp, Candice Beaumont, David Saab, Alex Greystoke and Wissam Anastas) met to discuss progress on completing the Transaction.
On April 25, 2023, Clean Earth management, consultant and analyst Julian Tung, co-founders Alex Greystoke and David Saab, members of the Board, advisors Wissam Anastas and Charles Ecalle had a call with representatives from Winston & Strawn LLP (“Winston & Strawn”) and Morrow to discuss formally engaging the parties to execute an amended extension filing. It was agreed at that time to proceed.
On April 27, 2023, Mr. Tonnos and Mr. Ratner spoke again about market conditions and potential structures for incentivizing investors not to redeem.
On May 1, 2023, Clean Earth and its representatives decided to offer the lesser of $195,000 or $0.04 per share, to be paid monthly for up to six months, expiring November 28, 2023, to investors who did not redeem in the extension vote for up to $50,000,000. At that time Clean Earth also indicated it was considering offering 0.5 shares of common stock of the Combined Company for each CLIN share not redeemed in the final redemption vote, for up to 2,500,000 new shares issued (5,000,000 not redeemed).
On May 3, 2023, Mr. Ratner spoke with Mr. Browne and Mr. Thomas regarding progress of the Transaction.
On May 8, 2023, Mr. Ratner spoke with Mr. Blankenship (Winston & Strawn) regarding engaging Winston & Strawn to support the proxy response process.

On May 11, 2023, Mr. Ratner, Mr. Browne and Mr. Thomas had a call to discuss general progress and to agree to extend the BCA expiration date to November 28, 2023.
On May 16, 2023, Mr. Ratner, Mr. Browne and Mr. Thomas met in person in New York City to meet with representatives of Roth Capital (Lev Seleznov, Jesse Pichel) and Proskauer (Albertina Kawatu, Steven Burwell), separately, to discuss general progress of the Transaction.
On May 18, 2023, Clean Earth had a Board meeting to update on progress of the Transaction.
On May 22, 2023, Mr. Ratner, Mr. Browne, Mr. Thomas and Mr. Duey held a call to discuss strategies to incentivize Clean Earth shareholders not to redeem in the final redemption vote.
On May 22, 2023, Mr. Ratner spoke with representatives of Roth Capital (Joe Tonnos, Lev Seleznov) to provide an update on the extension process and the Transaction.
On May 22, 2023, representatives of Clean Earth (Aaron Ratner, Martha Ross, Julian Tung, Michael Vahrenkamp, Candice Beaumont, David Saab, Alex Greystoke, Wissam Anasatas, Bradford Allen) held a call to discuss the extension process and the Transaction.
On May 24, 2023, Mr. Ratner, Mr. Browne and Mr. Thomas held a call to discuss the extension process and the Transaction.
On May 25, 2023, the Company held the May Special Meeting, at which holders of 24,350,330 shares of common stock, composed of 16,683,663 Class A common stock, and 7,666,667 Class B common stock, were present in person or by proxy, representing approximately 77.16% of the voting power of the 31,556,667 issued and outstanding common stock entitled to vote at the May Special Meeting as of the close of business on April 20, 2023, which was the record date for the May Special Meeting.
In connection with the May Special Meeting, stockholders properly elected to redeem an aggregate of 14,852,437 Class A common stock at a redemption price of approximately $10.38 per share (the “Special Meeting Redemption”), for an aggregate redemption amount of approximately $154,152,327. Following the Special Meeting Redemption and without giving effect to any Extension Payments, as described below, the fair value of the assets held in Clean Earth’s trust account, was approximately $84,562,944.
At the May Special Meeting, the Company’s stockholders approved the proposal (the “Charter Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to give the Company the right to extend the date by which it has to consummate a business combination up to six times, from May 28, 2023 to November 28, 2023, composed of six one-month Extensions by depositing into the trust account on the then-applicable Extended Date, for each Extension, the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A common stock not redeemed in connection with the Charter Amendment Proposal until November 28, 2023, or such earlier date as determined by the Board (assuming the Company’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.
As a result of the approval of the Charter Amendment Proposal, the Sponsor exercised an Extension and agreed to make an Extension Payment on the Extended Date associated with each Extension in the amount of $195,000, which is the amount that is the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A common stock not redeemed in the Special Meeting Redemption. Each such Extension Payment will be made in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.
On May 25, 2023, the Company and Alternus executed a mutual written consent pursuant to which Clean Earth and Alternus agreed, pursuant to Section 7.03(b) of the Business Combination Agreement, to extend the Termination Date (as defined in the Business Combination Agreement) to November 28, 2023.
On June 8, 2023, Mr. Ratner and Mr. Browne held a call to discuss the progress of the Transaction.
On June 14, 2023, Mr. Ratner, Mr. Browne, Mr. Thomas and Mr. Duey held a call to discuss the progress of the Transaction.

On June 20, 2023, Mr. Browne and Mr. Thomas attended the Roth MKM Conference in London, England. An investor presentation was presented at the conference.
On July 24, 2023, Clean Earth and Alternus entered into a letter agreement setting forth the general terms pertaining to a prospective incentive for non-redeeming stockholders, including, among other things, with respect to the Business Combination Agreement, the qualification of certain representations and warranties by the parties thereto, the waiver of certain relevant provisions by Alternus, and other such terms as such non-redemption incentive related to the Business Combination Agreement.
On September 1, 2023, upon consultation with financial advisors and legal counsel, Clean Earth and Alternus agreed, by mutual written consent, to terminate the letter agreement the parties entered into on July 24, 2023, pertaining a prospective incentive for non-redeeming stockholders. On the same date, Clean Earth published a press release announcing that the Company is no longer pursuing such incentive.
The parties and their respective representatives have continued and expect to continue regular discussions regarding the closing of the proposed business combination.
Clean Earth’s Board of Directors’ Reasons for the Approval of the Business Combination
The Clean Earth Board, in evaluating the Transactions, consulted with Clean Earth’s management and its legal and financial advisors. In unanimously (i) resolving that it is in the best interests of Clean Earth and its stockholders, and declaring it advisable, to enter into the Business Combination Agreement, (ii) approving the Business Combination Agreement and the Transactions, including the business combination, on the terms and subject to the conditions of the Business Combination Agreement, and (iii) adopting a resolution recommending the Business Combination Agreement be adopted by Clean Earth’s stockholders, the Clean Earth Board considered and evaluated a number of factors, including the factors discussed below. The Clean Earth Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The Clean Earth Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of Clean Earth’s reasons for the Transactions and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Statement Regarding Forward-Looking Statements.”
The Clean Earth Board considered a number of factors pertaining to the Transactions as generally supporting its decision to enter into the Business Combination Agreement and the Transactions, including but not limited to, the following material factors:
Strategic Terms
The Board considered factors relating to Alternus and the solar power market and, after reviewing the information provided by Alternus and a due diligence review of Alternus that included an analysis of Alternus’ business model and forecasts, believes that:
•
Alternus has a strong existing operating business which generates cash flow, combined with a portfolio of owned projects that are under development or ready to be developed, portfolios under contract and portfolios for which Alternus has entered into letters of intent or term sheets with exclusivity agreements which are expected to generate significant revenues in the future.

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Alternus’ business model provides the opportunity for substantial long-term growth by operating across the entire life cycle of solar projects — development, construction and operations — and the opportunity to capture value at all stages of the project.

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Alternus uses a capital efficient financing strategy, including a self-amortizing project debt structure, which enables it to release cash from the project over the project life and generate cash for investment in development and additional operating assets.

•
Alternus’ ability to raise over $200 million through the issuance of green bonds demonstrated its ability to access the capital markets.

•
Market forces, including strong regulatory and policy support, which the Company and Alternus believe are unprecedented, create an opportunity for clean energy, including solar power, and Alternus is well positioned to take advantage of this opportunity.

Experienced management team.   The Board believes that Alternus has a management team comprised of proven and seasoned members experienced in all aspects of solar power projects and financing, including managing a currently publicly traded company which is listed on Euronext Oslo in Norway that can effectively lead the Combined Company after the business combination.
Benefits of Alternus operating as a Nasdaq-listed company.   As a Nasdaq-listed company, the Board believes that Alternus would be in a better position than it currently is to raise capital to support its growth.
Financial Terms

•
Clean Earth stockholder’s ownership.   Holders of outstanding Clean Earth common stock immediately prior to completion of the business combination will have the opportunity to participate in any growth and the future performance of the Combined Company.

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Financial analysis conducted by Clean Earth.   The Board considered factors such as Alternus’ historical financial results and projections, as well as valuations and trading of selected publicly traded companies. In the course of the discussions with Alternus’ management, Clean Earth’s management discussed the basis for the financial information and projections provided by Alternus, including Alternus’ assumptions in preparing its projections.

•
The Board also considered the Solis Bond waiver as favorable, in which bondholders agreed to the following terms of temporary waivers and a Solis Bond amendment. In return for the waivers until June 30, 2023 and an amendment to the bond terms to allow for a change of control in Solis (which allows for the transfer of Solis and its subsidiaries underneath Clean Earth Acquisitions Corp. on Closing), Solis shall divest a minimum of $54.38 million (€50 million) of its assets, with sales proceeds to be used for a partial redemption of the bonds (at a redemption/call price of 105% until June 30, 2023, and 107.5% thereafter). In addition, bondholders have received a preference share in an Alternus Midco, which holds certain development projects in Spain and Italy. The preference shares have a preference on any distribution from Midco to Alternus up to $10.88 million (€10 million), and Midco will divest assets to ensure repayment of the $10.88 million (€10 million) should the bonds not have been fully repaid at maturity (January 6, 2024). Finally, bondholders received a 1% amendment fee, which equates to $1.52 million (€1.4 million). In considering bondholders’ temporary waiver of Alternus’ Default under the Solis Bond as favorable, the Board considered the Alternus’ potential default — and coinciding repercussions — under the Solis Bond for all periods as part of their review process. In considering such terms with respect to the Board’s recommendation that the Company’s stockholders vote for the business combination, the Board concluded, having reviewed and evaluated the impacts in terms of the near term projections from 2023 to 2025, that even if bondholders of the Solis Bond did exercise their right to immediately transfer ownership of Solis and all of its subsidiaries to the bondholders, this would not materially move the enterprise value to projected revenue multiples outside of the peer group ranges, as described in the section titled “The Business Combination Proposal — Peer Market Comparable Data” on page 146 below and as used in the Board’s initial valuation expectations set forth in the Original 2025 Projections (defined below). While Alternus’ default under the Solis Bond may result in the disposition of a majority of Alternus’ revenue generating assets, assets subject to liquidation under the Solis Bond do not substantially factor into Alternus’ long-term business plans, seeking to expand into and prioritize markets in western Europe and the United States of America, encouraging the Board to support the business combination and encourage its stockholders to vote in favor of the business combination.

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Opinion of Cabrillo Advisors.   The Clean Earth board of directors considered the oral opinion of Cabrillo Advisors, subsequently confirmed by delivery of its written opinion, dated October 9, 2022, that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the Transactions are fair to the holders of the Company’s common stock from a financial point of view, as more fully described below under the section of this proxy statement captioned “The

Business Combination — Opinion of Cabrillo Advisors.” The full text of the written opinion is attached as Annex G to this proxy statement and is incorporated by reference in this proxy statement in its entirety.
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Other Alternatives.   The Board believes, after a thorough review of other business combination opportunities reasonably available to Clean Earth and other alternatives, that the proposed business combination represents the best potential business combination for Clean Earth and its stockholders and is more beneficial than other alternatives.

Transaction Terms

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Terms of the Business Combination Agreement and the Related Agreements.   The Board considered the terms and conditions of the Business Combination Agreement and the related agreements and the Transactions, including the business combination, including each party’s representations, warranties and covenants, the conditions to each party’s obligations and the termination provisions as well as the strong commitment by each of Alternus and Clean Earth to complete the Transactions.

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Post-Combination Board of Directors.   The Board considered the fact that the board of directors of the Combined Company would be a balanced and independent board of directors, which would include four directors selected by Alternus and three directors selected by Clean Earth, who are expected to be Mr. Ratner, Clean Earth’s Chief Executive Officer, Nicholas Parker, Clean Earth’s Chairman of the Board, and Candice Beaumont, an independent director of Clean Earth.

The Clean Earth Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Transactions, including, but not limited to, the following:

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Benefits May Not Be Achieved.   The risk that the potential benefits of the business combination may not be fully achieved, or may not be achieved within the expected timeframe, and that Alternus might not meet its financial projections.

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Closing Conditions.   The fact that, while the Board believes that the conditions to the Closing are likely to be achieved, completion of the Transactions is conditioned on the satisfaction of certain closing conditions that are not within Clean Earth’s control, including the condition that the Available Cash will be at least $25 million.

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Clean Earth Stockholders Holding a Minority Position in the Post-Combination Company.   The risk that Alternus, a public company owning a majority of the common stock, will control the post-combination company and may have interests different from other Clean Earth stockholders and the value of stockholder’s interests may be adversely affected by such control.

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Litigation.   The possibility of litigation challenging the Transactions or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Transactions.

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Fees and Expenses.   The fees and expenses associated with completing the Transactions.

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Other Risks.   Various other risks associated with the business of Alternus, as described in the section entitled “Risk Factors,” appearing elsewhere in this proxy statement.

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Interests of Certain Persons.   Some officers and directors of Clean Earth as well as the Sponsors and their affiliates have interests in the Transactions as individuals that are in addition to, and that may be different from, the interests of Clean Earth’s stockholders. Clean Earth’s independent directors reviewed and considered these interests during the negotiation of the Transactions and in evaluating and unanimously approving, as members of the Clean Earth Board, the Business Combination Agreement and the Transactions.

The Clean Earth Board concluded that the potential benefits that it expected Clean Earth and its stockholders to achieve as a result of the Transactions outweighed the potentially negative factors associated with the Transactions. Accordingly, the Clean Earth Board unanimously determined that the Business Combination Agreement and the Transactions, were fair and advisable and in the best interests of Clean Earth and its stockholders.

Opinion of Cabrillo Advisors
Clean Earth retained Cabrillo Advisors, Inc. (“Cabrillo Advisors”) to provide to the board of directors a fairness opinion with respect to the acquisition of certain subsidiaries of Alternus Group Plc by means of a share acquisition (the “Transaction”). On October 9, 2022, Cabrillo Advisors delivered its fairness opinion, dated October 9, 2022 (the “Opinion”), to our board of directors that, as of the date of the Opinion and subject to and based on the assumptions made, procedures followed, other matters considered, limitations of the review undertaken and qualifications contained in such Opinion, the Transaction was fair, from a financial point of view all holders of Clean Earth’s common stock as a group and not only those shareholders unaffiliated with the sponsor or its affiliates. The Opinion rendered by Cabrillo Advisors was given as of the date of such Opinion and does not take into account subsequent developments, including the updates to Alternus’ financial projections delivered to Clean Earth in May 2023 or the amended terms contained in the First Amendment to the Business Combination Agreement.
In selecting Cabrillo Advisors, our board of directors considered, among other things, the fact that Cabrillo Advisors is a reputable valuation and investment banking firm with experience in providing strategic advisory services. Cabrillo Advisors is engaged in the valuation of businesses and their securities in connection with corporate and financial reporting purposes. Prior to the business combination, Cabrillo Advisors had not performed any work for Clean Earth, Alternus or any of their affiliates.
The full text of the Opinion is attached hereto as Annex G and is incorporated into this document by reference. The summary of the Opinion set forth herein is qualified in its entirety by reference to the full text of the Opinion. Stockholders are urged to read the Opinion carefully and in its entirety for a discussion of the assumptions made, procedures followed, other matters considered, limitations of the review undertaken and qualifications by Cabrillo Advisors in connection with such Opinion. Cabrillo Advisors’ Opinion was approved by its fairness committee. The Opinion was provided for the information of, and directed to, our board of directors for its information and assistance in connection with its consideration of the financial terms of the business combination.
In rendering its Opinion, Cabrillo Advisors, among other things:
1.
reviewed the Business Combination Agreement;

2.
reviewed the business information of Clean Earth provided by Clean Earth to Cabrillo Advisors or otherwise also publicly available;

3.
reviewed the business and financial information of Alternus provided by Alternus to Cabrillo Advisors or otherwise also publicly available;

4.
reviewed Clean Earth’s and Alternus’ publicly available audited financial statements for the years ended December 31, 2020, and December 31, 2021;

5.
reviewed Clean Earth’s and Alternus’ publicly available interim unaudited financial statements for the period ended September 30, 2022;

6.
reviewed certain business presentations regarding Alternus, prepared by the representatives of Alternus;

7.
reviewed Alternus’ financial projections through December 31, 2051 (the “Forecast”);

8.
discussed Alternus’ long-term plans and short and long-term cash needs;

9.
reviewed the current economic conditions in general and for Alternus’ industry sector(s), based on discussions with Alternus, industry research and certain research provided to Cabrillo Advisors by Alternus and Clean Earth;

10.
discussed the past and current operations and financial condition and prospects of Alternus with Company management and Alternus management;

11.
discussed the transaction process for the Transaction with Clean Earth’s management and members of the Board;

12.
reviewed and relied upon a letter dated October 8, 2022, from the management of Clean Earth which made certain representations as to Clean Earth’s and Alternus’ financial results through a recent date, and which confirmed that there have been no material changes;

13.
reviewed and relied upon a letter dated October 8, 2022, from the management of Alternus which made certain representations as to Alternus’ financial results through a recent date, and which confirmed that there have been no material changes;

14.
conducted an analysis of Clean Earth’s organizational structure, financial and operating history, strategic and operational plans, and key management;

15.
conducted an analysis of Alternus’ organizational structure, financial and operating history, strategic and operational plans, key management, the nature of its business, and its industry and competitive position;

16.
reviewed certain other publicly available financial data and historical trading prices for certain companies that we believe to be similar to Alternus; and

17.
conducted such other studies, analyses, and inquiries as we have deemed appropriate.

In rendering its Opinion, Cabrillo Advisors assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy, completeness, and fair presentation of all of the financial and other information that was provided to Cabrillo Advisors by Clean Earth or that was publicly available.
With respect to the financial forecasts regarding Alternus, Cabrillo Advisors assumed that they were reasonably prepared and reflect the best currently available estimates and good faith judgment of the management of Alternus as to the future competitive, operating and regulatory environment, and related financial performance of Alternus and that the financial projections and the assumptions derived therefrom provided a reasonable basis upon which Cabrillo Advisors could form its Opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information was based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Cabrillo Advisors relied on this projected information without independent verification or analysis and did not in any respect assume any responsibility for the accuracy or completeness thereof.
In rendering its Opinion, Cabrillo Advisors also assumed that in all respects material to its analysis t that the final executed form of the draft Business Combination Agreement does not differ in any material respects from the draft provided to Cabrillo Advisors, that the representations and warranties of each party contained in the Business Combination Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Business Combination Agreement, and that all conditions to the consummation of the business combination will be satisfied without waiver thereof, which would affect the amount or timing of the purchase. Cabrillo Advisors also assumed that there will not, as a result of the consummation of the transactions contemplated by the Business Combination Agreement, be any default, or event of default, under any indenture, credit agreement or other material agreement or instrument to which Alternus or any of its subsidiaries or affiliates is a party, and that all material assets and liabilities (contingent or otherwise, known or unknown) of Alternus were as set forth in the consolidated financial statements provided to Cabrillo Advisors by Clean Earth as of the respective dates of such financial statements.
Cabrillo Advisors did not provide advice concerning the structure, the specific amount of the consideration or any other aspects of the business combination or provide any services other than the delivery of the Opinion.
The Opinion was limited to whether, as of the date of the Opinion, the Transaction was fair, from a financial point of view to all holders of Clean Earth’s common stock as a group and not only those shareholders unaffiliated with the sponsor or its affiliates. The Opinion did not address tax, legal, or accounting matters, the relative merits of the transactions contemplated by the Business Combination

Agreement as compared to any alternative transactions that might be available to Clean Earth, nor did it address the underlying business decision by Clean Earth to engage in the business combination or the terms of the Business Combination Agreement or the documents referred to therein. The Opinion did not constitute a recommendation as to how any holder of shares of common stock should vote or act on any matter relevant to the Business Combination Agreement.
Cabrillo Advisors is not a legal, tax or accounting advisor and relied upon Clean Earth and its legal, tax and accounting advisors to make its own assessment of all legal, tax and accounting matters related to Clean Earth and the business combination. Cabrillo Advisors did not take into account any tax consequences of the business combination to Clean Earth or its stockholders.
The summary set forth below does not purport to be a complete description of the analyses performed by Cabrillo Advisors, but describes, in summary form, the material elements of the presentation that Cabrillo Advisors made to our board of directors on October 9, 2022, in connection with Cabrillo Advisors’ Opinion.
Cabrillo Advisors employed generally accepted valuation methods and financial analyses in reaching its Opinion. The following is a summary of the material financial analyses performed by Cabrillo Advisors in arriving at its Opinion. These summaries of financial analyses alone do not constitute a complete description of the financial analyses Cabrillo Advisors employed in reaching its conclusions. None of the analyses performed by Cabrillo Advisors were assigned a greater significance by Cabrillo Advisors than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by Cabrillo Advisors. The summary text describing each financial analysis does not constitute a complete description of Cabrillo Advisors’ financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Cabrillo Advisors. The summary text set forth below does not represent and should not be viewed by anyone as constituting conclusions reached by Cabrillo Advisors with respect to any of the analyses performed by it in connection with its Opinion. Rather, Cabrillo Advisors made its determination as to the fairness of the Transaction from a financial point of view to the holders of Clean Earth’s common stock, on the basis of its experience and professional judgment after considering the results of all of the analyses performed.
Except as otherwise noted, the information utilized by Cabrillo Advisors in its analyses, to the extent that it is based on market data, is based on market data as it existed on or before the date Cabrillo Advisors delivered its Opinion and is not necessarily indicative of current market conditions. The analyses described below do not purport to be indicative of actual future results, nor to reflect the prices at which any securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.
Selected Public Companies Analysis:   Cabrillo Advisors reviewed, analyzed, and compared certain financial information relating to Alternus to corresponding publicly available financial information and market multiples for twelve European and fifteen North American publicly traded companies that acquire, own, and operate solar power plants. Cabrillo Advisors reviewed, among other things, the range of enterprise values of the selected publicly traded companies as a multiple of fiscal year 2024 estimated EBITDA.

The following table sets forth the enterprise values as a multiple of fiscal year 2024 EBITDA for the selected publicly traded companies identified:
Guideline Public Companies	Share Price as of October 6, 2022	Enterprise Value (in millions)	EBITDA CY2024
Europe Based Comparables
Edisun Power Europe AG	$1.04	$394.7	NA
7C Solarparken AG	78.11	573.4	11.4x
Audax Renovables, S.A.	440.29	890.9	8.1x
Polenergia S.A.	66.80	1,494.9	8.2x
Greencoat Renewables PLC	1,141.24	1,919.5	15.6x
Albioma	32.23	2,681.3	11.0x
Voltalia SA	95.04	2,691.5	8.4x
Solaria Energía y Medio Ambiente, S.A.	124.95	2,697.0	9.6x
Terna Energy Societe Anonyme Commercial Technical Company	115.20	2,745.9	10.9x
Encavis AG	161.03	4,704.3	14.0x
Neoen S.A.	107.11	6,723.9	12.5x
EDP Renováveis, S.A.	960.56	28,500.6	12.4x
Average			11.1x
Median			11.0x
North America Based Comparables
ReneSola Ltd	$62.55	$165.3	6.2x
Azure Power Global Limited	64.16	1,826.7	NM
Altus Power, Inc.	154.76	1,978.6	10.8x
Archaea Energy Inc.	119.78	3,252.1	9.7x
Canadian Solar Inc.	64.27	4,173.8	4.1x
Boralex Inc.	102.76	5,603.9	11.4x
Capital Power Corporation	116.83	6,719.2	7.6x
Sunnova Energy International Inc.	114.66	6,932.1	22.4x
Innergex Renewable Energy Inc.	204.12	7,018.8	13.6x
Northland Power Inc.	239.32	12,163.2	12.3x
Clearway Energy, Inc.	202.27	14,530.5	12.3x
Algonquin Power & Utilities Corp.	677.82	16,754.6	9.8x
NextEra Energy Partners, LP	83.91	20,091.8	9.7x
Brookfield Renewable Partners L.P.	473.71	50,444.7	22.6x
Atlantica Sustainable Infrastructure plc	114.10	8,252.3	8.7x
Average			11.5x
Median			10.3x
Combined Statistics:
Average			11.3x
Median			10.9x
The following table sets forth the range of enterprise value as a multiple of fiscal year 2024 estimated EBITDA utilized by Cabrillo Advisors in performing its analysis, which was derived from the selected publicly traded companies identified above, and the range of the enterprise values for Alternus implied by this analysis.

	Range	Implied Enterprise Value Range (in millions)
2024 EBITDA	10.0x – 11.0x	$885.40 – $973.94
Cabrillo Advisors selected the companies used in this analysis on the basis of its experience and knowledge of companies in the industry and various factors, including the size of the company and the similarity of the lines of business to Alternus’ lines of business, as well as the business models, product/service offerings, operating margin profiles and end-market exposure of such companies. As noted above, no company used as a comparison is identical to Alternus. Accordingly, these analyses are not purely mathematical, but also involve complex considerations and judgments concerning the differences in financial and operating characteristics of the selected companies and other factors.
Discounted Cash Flow Analysis:   Cabrillo Advisors utilized the financial projections and estimates regarding Alternus prepared by Alternus and supplied to Cabrillo Advisors by Alternus to perform a discounted cash flow analysis of Alternus. In conducting this analysis, Cabrillo Advisors assumed that Alternus would perform in accordance with these projections and estimates. Cabrillo Advisors performed an analysis of the present value of the free cash flows that Alternus’ management projected Alternus will generate for the fiscal years 2022 through fiscal year 2051. Cabrillo Advisors utilized illustrative terminal values in the year 2052 based on a long-term terminal growth rate of 3.0%. Cabrillo Advisors discounted the cash flows projected for the specified period using a discount rate of 21.0%, reflecting estimates of Alternus’ weighted average cost of capital. Using the discount rate of 21.0% and the long-term terminal growth rate of 3.0%, this analysis resulted in implied enterprise values for Alternus ranging from $848.6 million to $959.8 million.
Range of Implied Equity Values to holders of Common Stock:   The implied enterprise values were adjusted for debt, cash, minority interest, dilutive issuances, and earnout payments. The dilution from the issuance of Clean Earth founders shares and the expected liability from the earnout payments were estimated based on a Monte Carlo Simulation analysis.
The range of implied equity value from the Public Companies Analysis and Discounted Cash Flow Analysis were:
	Market Approach	Income Approach
Valuation Approach (Low Value)	Guideline Public Company Method	DCF Method
Indicated Enterprise Value	$885,402,000	$848,580,000
Less: Minority Interest	(186,732)	(186,732)
Less: Debt	(178,714,318)	(178,714,318)
Plus: Cash	50,773,000	50,773,000
Indicated Equity Value, Rounded	$757,274,000	$720,452,000
Less: Fair Value of CLIN Founders Shares	(28,867,698)	(28,867,698)
Less: Fair Value of Target Earnout – AEG Holdings’ Shares	(87,405,344)	(87,405,344)
Indicated Equity Value (Exclusive of Founder and Target Earnouts), Rounded	$641,001,000	$604,179,000

	Market Approach	Income Approach
Valuation Approach (High Value)	Guideline Public Company Method	DCF Method
Indicated Enterprise Value	$973,942,000	$959,757,000
Less: Minority Interest	(186,732)	(186,732)
Less: Debt	(178,714,318)	(178,714,318)
Plus: Cash	50,773,000	50,773,000
Indicated Equity Value, Rounded	$845,814,000	$831,629,000
Less: Fair Value of CLIN Founders Shares	(28,867,698)	(28,867,698)
Less: Fair Value of Target Earnout – AEG Holdings’ Shares	(87,405,344)	(87,405,344)
Indicated Equity Value (Exclusive of Founder and Target Earnouts), Rounded	$729,541,000	$715,356,000
Pursuant to the business combination, assuming a redemption rate of 89.0%, the unredeemed stockholders of Clean Earth’s common stock would hold 2,783,000 shares of common stock and 1,265,000 warrants to purchase common stock. The range of implied total value of the securities were:
Valuation Summary of the Unredeemed CLIN Public Shareholders		Low Value	High Value
Market Approach		$757,273,936	$845,814,388
Estimated Per Share Value		$8.94	$10.13
Value of 2,783,000 shares held by Clean Earth Acquisitions Corp’s Unredeemed Public Shareholders	2,783,000	24,887,248	28,193,392
Estimated Value of Common Stock Warrants – Public		40,044,719	48,819,368
Value of 1,265,000 (11.0%) warrants held by Clean Earth Acquisitions Corp’s Unredeemed Public Shareholders	11.0%	4,404,919	5,370,131
Concluded Total Value		$29,292,167	$33,563,523
Income Approach		$720,452,351	$831,629,635
Estimated Per Share Value		$8.45	$9.94
Value of 2,783,000 shares held by Clean Earth Acquisitions Corp’s Unredeemed Public Shareholders	2,783,000	23,519,142	27,670,054
Estimated Value of Common Stock Warrants – Public		36,237,618	47,267,259
Value of 1,265,000 (11.0%) warrants held by Clean Earth Acquisitions Corp’s Unredeemed Public Shareholders	11.0%	3,986,138	5,199,398
Concluded Total Value		$27,505,280	$32,869,452
Cabrillo Advisors compared the results of this analysis to Clean Earth’s unredeemed public shareholder investment of $25.3 million. The beginning cash in trust balance of $230 million was adjusted for the estimated redemption rate of 89.0%. The range of implied value received by Clean Earth’s unredeemed public stockholders exceeds the investment by Clean Earth’s unredeemed public stockholders, according to this analysis, supporting a conclusion that, as of the date of Cabrillo Advisors’ Opinion, the total consideration payable in shares of Clean Earth was fair, from a financial point of view to the holders of Clean Earth’s common stock.
Conclusion
Based upon the foregoing analyses, as well as the assumptions and limitations set forth in the text of Cabrillo Advisors’ Opinion, Cabrillo Advisors was of the opinion that, as of the date of Cabrillo Advisors’ Opinion, and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such Opinion, the Transaction was fair from a financial point of view, to the holders of Clean Earth’s common stock.
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its Opinion, Cabrillo Advisors considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Cabrillo Advisors believes that the summary provided, and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of them, would create an incomplete view of the process underlying Cabrillo Advisors’ analyses and the Opinion; therefore, the range of valuations resulting from any particular analysis described above should not be taken to be Cabrillo Advisors’ view of the actual value of Clean Earth.
Cabrillo Advisors is entitled to a fee of $250,000 in connection with its engagement to render the Opinion. No portion of the fee is contingent upon consummation of the business combination and no portion of the fee is creditable against any advisory fee. Cabrillo Advisors will not receive any other significant payment or compensation contingent upon the successful consummation of the business combination. In addition, Clean Earth has agreed to indemnify Cabrillo Advisors for certain liabilities arising out of its engagement.
Projected Financial Information
Alternus does not, as a matter of course, make public projections as to future sales, earnings, or other results. The projections were requested by the management of Alternus to present key elements to the forecasts provided to Clean Earth in connection with its evaluation of the proposed transaction. The accompanying prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of Alternus’ management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Alternus. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information. The projected financial information included in this proxy statement has been prepared by, and is the responsibility of, Alternus’ management. Neither BDO USA LLP nor MAZARS has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying projected financial information and, accordingly, neither BDO USA LLP nor MAZARS expressed an opinion or any other form of assurance with respect thereto. BDO USA LLP’s and MAZARS’s reports included in this document relates to Clean Earth’s and Alternus’ previously issued financial statements, as applicable. The reports do not extend to the projected financial information and should not be read to do so.

The projections are based on the key elements outlined below:
Revenue and EBITDA projections are based on the following key elements:

Megawatt Hours (MWh) Generated by operating assets X **Applicable energy rate per MWh** = **Projected Booked Revenues**

less Direct Asset Operating costs

= **Gross Margins**

less Corporate operating costs

= **EBITDA**

For owned operating assets, projections are based on historical actual MWh generated by the assets, adjusted for expected future panel power output degradation over the expected useful life of the asset.

For owned operating assets, the rates used in projections are (i) the actual contracted rates for the respective asset for the remaining contracted period and (ii) forecasted rates for selling national power energy markets provided by third party expert reports for non-contracted periods.

For owned assets not yet operating projections are based on estimated MWh using industry leading forecast tools to determine the year 1 production once the parks will be operating and then we apply the appropriate panel degradation over the expected useful life of the assets.

For owned assets not yet operating, projections are based solely on forecasted energy market rates by country provided by third party expert reports.

Non-operating assets have a forecasted operational date based on best available data relating to current project status and steps to reach commercial operation. Projections include only operational assets from the expected operational date.

For assets under contract and under exclusive option to acquire projections are based on estimated MWh using industry leading forecast tools to determine the year 1 production once the parks will be operating and then we apply the appropriate panel degradation over the expected useful life of the assets.

For assets under contract and under exclusive option to acquire, the Company projections are (i) any actual contracted energy rates for the respective asset for the remaining contracted period and (ii) forecasted energy market rates by country provided by third party expert reports for non-contracted periods.

Projections include the revenue and gross margin contribution from these projects from the expected operational date for these assets assuming that these projects are ultimately acquired as planned.

Operating costs related to assets include, operations and maintenance costs, rent (if land not owned), insurance, local taxes, accounting and asset management costs. The costs included in projections are indexed for inflation where applicable over the asset life.
The projections contained in the initial proxy statement are based on the following underlying items:
USD millions	2023	2024	2025
Owned assets – operating*	$27.5	31.5	30.9
Owned assets – pre-construction*	—	14.7	53.1
Owned assets – development*	—	—	6.8
Contracted assets**	15.0	38.3	64.8
Exclusive option assets***	6.7	31.8	95.6
TOTAL	49.2	116.3	251.2

*
represents the amount of revenue expected to be booked in each year from projects currently owned by Alternus local companies.

**
assumes that binding contracts (SPAs) have been completed and closing of the transaction occurs subject to the projects achieving the conditions precedent (CPs) and/or suitable financing.

***
reflect Letters of Intent or term sheets that have been executed with sellers, with price & terms and granting exclusivity to Alternus to complete due diligence, subject to binding contracts and the projects ultimately reaching conditions to complete the acquisition.

Since announcing the business combination in October 2022, the time at which the projections in the initial Proxy were based, worldwide macro-economic effects have changed, including increasing interest rates, inflationary pressures, foreign exchange volatility, a potential economic slowdown, and most recently, financial institution instability. These factors have caused Alternus to undertake a strategic review of focus countries and the type of transactions undertaken. As a result of this review, certain Alternus projects were not pursued or completed as originally planned which has resulted in revised projections as outlined in this amended proxy as below:
USD millions	2023	2024	2025
Owned assets – operating*	$27.5	31.5	30.9
Owned assets – pre-construction*	—	14.7	55.1
Owned assets – development*	—	4.2	29.7
Contracted assets**	—	3.7	8.6
Exclusive option assets***	4.7	24.2	77.9
TOTAL	32.2	78.3	202.2

*
represents the amount of revenue expected to be booked in each year from projects currently owned by Alternus local companies.

**
assumes that binding contracts (SPAs) have been completed and closing of the transaction occurs subject to the projects achieving the conditions precedent (CPs) and/or suitable financing.

***
reflect Letters of Intent or term sheets that have been executed with sellers, with price & terms and granting exclusivity to Alternus to complete due diligence, subject to binding contracts and the projects ultimately reaching conditions to complete the acquisition.

We believe that our revenue projections are comparable to, if not better than, the actual historical revenue growth rates of publicly traded peer companies. Currently, Alternus projects high growth rates relative to the recent historical performance of industry peers, due to two main reasons:
1).   Growth projections are based on long-term contracted revenues from existing owned and operating assets. In addition, the Company already owns more than 400MW of projects at various stages of development across Europe. Of this amount, approximately 250MW are set to start construction within the next twelve months and are therefore expected to start generating revenues in late 2024 and throughout 2025. An additional 200MW of projects are set to reach operation during 2025 which is expected to drive the growth in ‘Owned assets — pre-construction’. Altnua, a wholly owned subsidiary of the Company, is dedicated to developing both solar and storage projects from greenfield, both directly and co-developing with existing partners throughout Europe and the US. These projects drive the organic growth in our business as the initial capital required to bring these projects forward is provided from existing operations until construction is reached and they can be funded with debt facilities thereafter. These types of projects take approximately 2-3 years to reach operation depending on the local regulatory environment. Growth projections included above assume that 50% of such projects started will reach operation in late 2024, with an average of 750MW in new projects added each year thereafter.
2).   Contracted assets and exclusive option assets are not yet owned by Alternus and are planned acquisitions based on either (i) binding contracts with a 75% certainty of completing, or (ii) exclusive options agreements where the Company has completed letters of intent or term sheets with potential sellers where pricing and key terms have been agreed and Alternus has a period of exclusivity, typically 3-6 months, in order to complete confirmatory due diligence and sign binding contracts. There is a 50% completion expectation for assets under these agreements.
Owned asset and contracted assets represent 85%, 69% and 61% for 2023, 2024 and 2025 projections, respectively.
When comparing the above growth projections to historical growth rates of publicly traded peer companies, Alternus growth rates can appear high. However, owned operating assets plus contracted assets have a high certainty level in achievement underpinning the projections, and such growth is within debt facilities already available to the Company. In addition, Alternus is at an earlier stage than most of these peers, and so the growth is coming from a lower base which affords for higher growth rates. Over time, as the

Company matures, we expect that the growth rates will fall more in-line with the more mature peer companies in our industry.
In arriving at the projections contained in this proxy statement, the Company applied the following criteria as the expected case:
•
Operating assets are included at 100% of the expected revenues (see the Company’s response to question 26)

•
Owned asset pre-construction revenue projections are included at 100% of expected revenues, given the high degree of certainty of reaching construction and within industry normal construction windows thereafter.

•
Owned assets — development assets revenue projections are included at 50% of the revenues from planned projects reaching operation in the respective financial year.

•
Contracted assets revenue projections are included at 75% of revenues from current contracted assets in the year the assets are acquired.

•
Exclusive option assets revenue projections are included at 50% of revenues from assets under current exclusive option agreements and based on prior successful acquisitions that the Company has experienced in historical track record at this contract stage.

Two alternative cases where prepared by the Company as follows:
Low case:
•
Operating assets are included at 100% of the expected revenues (see the Company’s response to question 26)

•
Owned asset pre-construction revenue projections are included at 75% of expected revenues, given the high degree of certainty of reaching construction and within industry normal construction windows thereafter. Owned assets — development assets revenue projections are included at 25% of the revenues from planned projects reaching operation in the respective financial year.

•
Contracted assets revenue projections were excluded.

•
Exclusive option assets revenue projections are included at 25% of revenues from assets under current exclusive option agreements and based on prior successful acquisitions that the Company has experienced in historical track record at this contract stage.

High case:
•
Operating assets are included at 100% of the expected revenues (see the Company’s response to question 26)

•
Owned asset pre-construction revenue projections are included at 100% of expected revenues, given the high degree of certainty of reaching construction and within industry normal construction windows thereafter.

•
Owned assets — development assets revenue projections are included at 75% of the revenues from planned projects reaching operation in the respective financial year.

•
Contracted assets revenue projections are included at 100% of revenues from current contracted assets in the year the assets are acquired.

•
Exclusive option assets revenue projections are included at 75% of revenues from assets under current exclusive option agreements and based on prior successful acquisitions that the Company has experienced in historical track record at this contract stage.

Taking these alternatives into account the projections would change as shown below.
As included	32.2	78.3	202.2
Low case	27.5	56.7	126.0
High case	32.2	94.4	260.3

The Company elected to use the selected case as it best reflects the expected outcomes based on historical experience to date and using industry norms for the selected criteria.
The projections are forward-looking statements that are based on assumptions and estimates that are inherently uncertain and, though considered reasonable by Company management as of the date of its preparation, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including, among others, risks and uncertainties, as described in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements.”  The prospective financial information is subjective in many respects; and since the prospective financial information covers multiple years, and because certain material assumptions which underlie such prospective financial information reflect the occurrence or non-occurrence of future events, as further described below, that information by its nature becomes less predictive with each successive year.
Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Alternus or that actual results will not differ materially from those presented in the prospective financial information. Furthermore, the prospective financial information does not take into account any circumstances or events occurring after the date that information was prepared.
The projections were developed in good faith by Alternus’ management based on the best available information, estimates and material assumptions set forth below.
The projected financial information included in this proxy statement includes certain non-GAAP financial measures, including EBITDA, EBITDA margin, non-GAAP gross profit and non-GAAP gross margin. Alternus’ management included these non-GAAP financial measures because it believes they are useful in evaluating Alternus’ operating performance, as they are similar to measures reported by Alternus’ public competitors and are regularly used by security analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.
Alternus defines EBITDA as net income (loss), before interest income / (expense), income taxes, depreciation, amortization, and accretion, other income and expense, fixed asset impairment loss, non-capitalized development cost change in fair value of derivative liabilities, stock compensation and any bargain purchase treatment non-GAAP estimates for EBITDA exclude interest, taxes, depreciation which will vary based on borrowing requirements, available interest rates to Alternus at the time capital is required, depreciation of assets and any placeholder for stock-based compensation which is dependent on stock-price projections, which are unknown. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the net income (loss) prepared in accordance with GAAP. EBITDA margin is a non-GAAP financial measure defined as Alternus’ EBITDA divided by total revenues. Alternus’ management believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Alternus’ performance by excluding certain items that may not be indicative of Alternus’ business, results of operations, or outlook.
Alternus defines non-GAAP gross profit as revenue less cost of revenues. Non-GAAP gross margin is defined as Alternus’ non-GAAP gross profit divided by total revenues. Alternus’ management believes non-GAAP gross profit and non-GAAP gross margin can provide a useful measure of Alternus’ core performance over time as they eliminate the impact of non-cash expenses and allow a direct comparison of Alternus’ cash operations and ongoing operating performance between periods.
Non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in Alternus’ industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided below for the non-GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Alternus’ business.

Inclusion of the prospective financial information in this proxy statement should not be regarded as a representation by Alternus, Clean Earth or any other person that the results contained in the prospective financial information will be achieved, and should not be regarded as an indication that Clean Earth, the Clean Earth board of directors or their respective affiliates, advisors or other representatives considered, or now considers, such financial projections necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the business combination. You are cautioned not to rely on the projections in making a decision regarding the transaction, as the projections may be materially different than actual results. We will not refer back to the financial projections in our future periodic reports filed under the Exchange Act.
Neither Clean Earth nor Alternus expects to generally publish its business plans and strategies or make external disclosures of its anticipated financial position or results of operations. Accordingly, except to the extent required by applicable federal securities laws, neither Clean Earth nor Alternus intends to update or otherwise revise the prospective financial information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events.
The financial projections are being provided solely to present information available to the parties at the time they were prepared and exchanged. The financial projections have not been and will not be updated for any events that occurred after their preparation, or the effects of any such events on Alternus’ operations and financial condition and results. Except to the extent required by applicable federal securities laws, by including in this proxy statement a summary of the financial projections for Alternus, Clean Earth undertakes no obligations and expressly disclaims any responsibility to update or revise, or publicly disclose any update or revision to, these financial projections to reflect circumstances or events (such as the COVID-19 pandemic), including unanticipated events, that may have occurred or that may occur after the preparation of these financial projections, even in the event that any or all of the assumptions underlying the financial projections are shown to be in error or change. The financial projections prepared by Alternus include (1) the 2023 – 2025 projections (the “Original 2025 Projections”), (2) the 2023 – 2026 projections (the “2026 Projections”), (3) the 2027 – 2030 projections (the “2030 Projections”), and (4) Alternus’ extended financial projections through December 31, 2051 (the “2051 Projections” and, together with the Original 2025 Projections, the 2026 Projections, the 2030 Projections, the “Projections”). Given that the Clean Earth Board reviewed and relied on the Projections in making its decision to enter into the Business Combination Agreement, Clean Earth considers the Projections relevant for consideration and review by investors seeking to value the business and has included them in these proxy materials. Such projections were based on operating projects owned by Alternus, including Solis, and additional projects that were either under development by Alternus or under an exclusive agreement and did not assume the divestment of assets or consummation of other material terms of the Solis bond waiver agreements. The 2026 Projections included a detailed income statement, balance sheet and cash flows at the consolidated and individual project level. The 2030 Projections considered additional non-contracted projects during the years 2027 to 2030 based on generic country assumption growth and generic project assumptions. The 2051 Projections determined the revenue stream based long-term assets including projects and estimated production and energy curves until 2051, though such projections did not include projects added after 2030. Cabrillo Advisors reviewed the 2025 Projections as well as the 2051 Projections in order to prepare a Discounted Cash Flow Analysis as part of its process for rendering its fairness opinion, and as such, relied on such projections among other inputs.
Regarding the financial projections, the Clean Earth Board considered and relied upon the following:

•
At the time of the original Business Combination Agreement dated as of October 12, 2022, and the BCA Amendment dated as of April 12, 2023, the Board primarily considered the near-term projections (2022 to 2025 for the BCA and 2023 to 2025 for the BCA Amendment) as a material input to determine the valuation of Alternus. The Board concurrently considered current market conditions and peer market multiples as material variables in the valuation of Alternus, particularly as support for the BCA Amendment, as valuation using market multiples had generally decreased due to less favorable macro-economic conditions from October 2022 to April 2023. The Original 2025 Projections and the subsequent 2023 to 2025 projections did not assume the divestment of assets or consummation of other material terms of the Solis bond waiver agreements.

•
In terms of timeline, the Board included projections for 2022 at the time of the BCA executed in 2022, but excluded the 2022 forecast for the BCA Amendment executed in 2023, as 2022 had, as of that time, become historical Actual results, rather than a forecast.

•
Although the Board did not rely upon Alternus’ financial projections beyond 2025 for the valuation, the Board did generally rely upon financial projections through 2051, shown in tables below, but only to validate and confirm that the original assumption that Alternus was the best evaluated, among targets researched, to combine with Clean Earth. The Board’s general validation and comfort level of financial projections from 2026 to 2051 included:

a)
Alternus, as a solar power producer, having a portion of their revenue derived from long-term, contracted revenues, with the general business model of recurring, long-term contract revenues being more important than the actual revenue in any one year from any one project;

b)
Alternus using conservate assumptions (e.g., no growth assumed beyond 2030 — instead conservatively holding existing capacity flat from owned and operated projects from 2031 to 2051, and key, forecast assumptions supported by data from independent third parties (by year, geography, and MW produced);

c)
The assumption that there would be no divestment of asset of Alternus and the assumption that no material terms of the Solis Bond waiver are consummated aside from the refinancing of the Solis Bond prior to September 30, 2023.

•
From the time of the first projections supporting the BCA to the time of the second projections, supporting the BCA Amendment, excluding Polish projects was a material change, as those projects did not move forward, resulting in lower, near-term, revenue streams, and therefore a lower baseline for valuation, agreed by both the Board and Alternus. The lower forecast, near-term, revenue stream preceding the BCA Amendment (compared to the original forecast, near-term revenue stream preceding the BCA), combined with less favorable macro-economic conditions resulting in lower market multiples, materially affected the Board’s decision making, regarding the updated valuation in the BCA Amendment.

To summarize the Board’s material reliance on financial projections:
BCA
Although the Board did not rely upon Alternus’ financial projections beyond 2025 for the valuation, the Board relied on projections beyond 2025 in its determination to enter into the business combination to the extent that such projections contributed to validating and confirming the Board’s original assumption that Alternus was the best selection, among targets researched, to combine with Clean Earth, based on key criteria such as revenues partly supported by contracted, long-term, revenue streams, and conservative assumptions in the forecast, bolstered by independent third party data.
Amendment
The Board did not rely upon projections beyond 2025 at all, generally or otherwise, in its determination to enter into the BCA Amendment, instead weighing current market conditions and market multiples, as the most important material criteria.
As stated above, removing the Polish projects was a material change from the first set of financial projections, and along with changes in the market and market multiples, resulted in an agreed lower valuation and amended BCA.
The projected financial data set forth below is being included in this proxy statement to give Clean Earth’s stockholders access to non-public information that was provided to Clean Earth and its financial advisor in the course of evaluating the business combination. The inclusion of this information should not be regarded as an indication that Alternus, Clean Earth, their affiliates or any of their respective advisors or other representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future performance or events, or that it should be construed as financial guidance, and such projected financial information set forth below should not be relied on as such.

The projected financial data set forth below was not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Clean Earth’s independent registered public accounting firm, nor Alternus' independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, examined, compiled or performed any procedures with respect to the unaudited prospective financial and operating information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
Furthermore, the projected financial data set forth below does not take into account any circumstances or events occurring after the date they were prepared. Neither Clean Earth nor Alternus can give any assurance that, had such projected financial data been prepared as of the date of this proxy statement, similar estimates and assumptions would be used. Except as required by applicable securities laws, neither Clean Earth nor Alternus intend to, and they each disclaim any obligation to, make publicly available any update or other revision to the projected financial data set forth below to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error or to reflect changes in general economic or industry conditions. The projected financial data set forth below do not take into account all the possible financial and other effects on Clean Earth, Alternus or the Combined Company of the business combination, the effect on Clean Earth, Alternus or the Combined Company of any business or strategic decision or action that has been or will be taken as a result of the Business Combination Agreement and the BCA Amendment having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Business Combination Agreement and the BCA Amendment had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the business combination. Neither Clean Earth, Alternus, their affiliates, nor any of their respective, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any holder of Clean Earth's common stock or other person regarding Alternus or the Combined Company’s ultimate performance compared to the information contained in the projected financial data set forth below or to the effect that the future financial and operating performance set forth therein will be achieved. In addition, see the section entitled “Risk Factors — Risks Related to Clean Earth and the Business Combination — The financial projections in this proxy statement may not prove to be reflective of actual future results.”
Original 2025 Projections:
The key elements of the Original 2025 Projections provided by the management of Alternus to Clean Earth are summarized in the table below for FY 2023 through FY 2025:
USD millions	FY’ 23	FY’ 24	FY’ 25
Revenue	$49.3	$116.3	$251.2
Cost of goods sold	(5.9)	(8.8)	(22.3)
Gross profit	$43.4	$107.5	$228.9
General and administrative	(10.0)	(15.0)	(20.0)
EBITDA	$33.4	$92.5	$208.9
Depreciation & Amortization	(13.8)	(24.5)	(53.8)
Operating profit/(loss)	$19.6	$68.0	$155.1
Other	—	—	—
Net financing costs	(23.1)	(52.3)	(135.2)
Profit before tax	$(3.5)	$15.7	$19.9
Tax	(2.1)	(7.0)	(20.5)
Profit/(loss) for the period	$(5.6)	$8.7	$(0.6)
Ratios
Gross margin	88%	92%	91%
EBITDA margin	68%	80%	83%

The following is a summary of the principal assumptions used by Alternus management in preparing the projected financial information.
Original 2023 – 2025 Forecast Common Assumptions:
•
Production estimates based on third party engineering reports or internal production reports and adjusted for the appropriate panel degradation.

•
Revenues for each project is calculated by multiplying the production by the KW/h energy rates based on a specific offtake agreement or if no offtake agreement, then Alternus uses forecasted energy rates provided by a third-party expert.

•
Operations and maintenance (O&M) costs are based on contracted amounts for O&M, land leases, insurance. Other O&M costs is an estimate based on Alternus management’s analysis.

•
Asset management costs are estimates based on Alternus management’s analysis of what the costs will be to maintain the number of special purpose vehicles associated with the project(s).

•
Taxes are based on the specific prevailing tax rates per country.

•
Assumes no significant changes in accounting policy or material one-time charges.

Original 2023 Forecast based on the following:
Original 2023 builds on assumptions present in 2022:
•
Revenues are based on current projects owned and operating (165MWs), including additional projects in 2022 under contract to be acquired by Alternus.

•
Debt is based on existing bond debt at 6.5% that is expected to be refinanced in the second half of 2023 for another three-year term, which was estimated at the bond interest rate at the time of preparation of the forecasts. Alternus has assumed that the debt will be non-amortizing and mature in the second half of 2026. The debt is then assumed to be amortized for 15 – 20 years based on the remaining project life.

•
Corporate overhead was estimated at $8.0 million for 2022 at the time this was prepared.

•
Revenues in 2023 are generally based on current projects owned and operating (165MWs), plus estimated revenues from additional projects that are currently owned, under contract to be acquired or as to which Alternus has exclusive rights. ‘Exclusive Rights’ projects are projects as to which letters of intent have been executed with sellers confirming price and terms and granting exclusivity to Alternus to complete due diligence and are subject to completion of binding contracts. The revenues for additional projects assumed that Alternus will have offtake agreements with investment grade off-takers (BBB- or better) for a least 70% of the production, which is consistent with current projects that do not have a feed in tariff agreement.

•
Debt assumes a twenty-five-year term with the first three years being non amortizing based on interest rates and terms available to Alternus at the date of the preparation of the forecasts.

•
Corporate overhead is estimated at $10.0 million for 2023.

Original 2024 Forecast based on the following:
•
Revenues are generally based on the same assumption as the 2023 forecast, plus estimated revenues from additional projects that are currently owned, under contract or exclusive rights. The revenues for additional projects assumed that Alternus will have offtake agreements with investment grade off-takers (BBB- or better) for a least 70% of the production, which is consistent with current projects that do not have a feed-in-tariff agreement.

•
Debt assumes a twenty-five-year term with the first three years being non amortizing based on interest rates and terms available to Alternus at the date of the preparation of the forecasts.

•
Corporate overhead is estimated at $15.0 million for 2024.

Original 2025 Forecast based on the following:
•
Revenues are generally based on the same assumption as the 2024 forecast, plus estimated revenues from additional projects that are currently owned, under contract or exclusive rights. Revenues for additional projects, assumed that Alternus will have offtake agreements with investment grade off-takers (BBB- or better) for a least 70% of the production, which is consistent with current projects that do not have a feed in tariff agreement.

•
Debt assumes a twenty-five-year tenor with the first three years being non amortizing based on interest rates and terms available to Alternus at the time of preparation of the forecast.

•
Corporate overhead is estimated at $20.0 million for 2025.

Reconciliation of Non-GAAP Measures
The following reconciles the non-GAAP measures used in the projections to Alternus’ historical financial statements.
	Period Ended September 22 Unaudited ($’000s)	Year Ended December 31,
		($’000s) 2021 Audited	2020 Audited
Revenues	$29,646	$21,393	$4,694
Cost of revenues	(8,360)	(7,165)	(1,189)
Selling, general and administrative	(6,889)	(7,525)	(3,141)
Depreciation, amortization, and accretion	(6,476)	(5,382)	(2,004)
Fixed asset impairment loss	—	(4,171)	—
Total operating expenses	$(21,725)	$(24,243)	$(6,334)
Income (loss) from operations	7,921	(2,850)	(1,640)
Other income/ (expense):
Interest expense	(13,120)	(16,930)	(4,823)
Development costs	(216)	—	—
Other income	397	2,995	—
Other expenses	(289)	(1,630)	—
Total other expense	(13,228)	(15,565)	(4,823)
Net loss before provision for income taxes	(5,307)	(18,415)	(6,463)
Income taxes .	(3)	(518)	—
Net loss	$(5,310)	$(18,933)	$(6,463)
Gross Profit Reconciliation
Revenue	29,646	21,393	4,694
Cost of revenues	(8,360)	(7,165)	(1,189)
Gross Profit	$21,286	$14,228	$3,505
Gross Margin	72%	67%	75%
EBITDA Reconciliation
Net loss	$(5,310)	$(18,933)	$(6,463)
Income taxes	3	518	—
Other expenses	289	1,630	—
Other income	(397)	(2,995)	—
Interest expense	13,120	16,930	4,823
Fixed asset impairment loss	—	4,171	—
Depreciation, amortization, and accretion	6,476	5,382	2,004
EBITDA	$14,181	$6,703	$364

The 2026 Projections:
The key elements of the revised projections provided by management of Alternus to Clean Earth are summarized in the table below for FY 2023 through FY 2026:
USD millions	FY’ 23	FY’ 24	FY’ 25	FY’ 26
Revenue	$32.20	$78.27	$202.20	$269.90
Cost of goods sold	(5.65)	(10.98)	(25.93)	(40.90)
Gross profit	$26.55	$67.29	$176.27	$229.00
General and administrative	(10.00)	(15.00)	(20.00)	(20.50)
EBITDA	$16.55	$52.29	$156.27	$208.50
Depreciation & Amortization	$(13.78)	$(35.58)	$(87.27)	$(127.40)
Operating profit/(loss)	$2.77	$16.71	$69.00	$81.10
Other	—	—	—	—
Net financing costs	(14.59)	(31.41)	(79.98)	(103.70)
Profit before tax	$(11.82)	$(14.70)	$(10.98)	$(22.60)
Tax	(1.45)	(2.21)	(6.97)	(7.10)
Profit/(loss) for the period	$(13.27)	$(16.91)	$(17.95)	$(29.70)
Ratios
Gross margin	82%	86%	87%	85%
EBITDA margin	51%	67%	77%	77%
The following is a summary of the principal assumptions used by Alternus management in preparing the projected financial information.
2023 – 2026 Forecast Common Assumptions:
•
Production estimates based on third party engineering reports or internal production reports and adjusted for the appropriate panel degradation.

•
Revenues for each project is calculated by multiplying the production by the KW/h energy rates based on a specific offtake agreement or if no offtake agreement, then Alternus uses forecasted energy rates provided by a third-party expert.

•
Operations and maintenance (O&M) costs are based on contracted amounts for O&M, land leases, insurance. Other O&M costs is an estimate based on Alternus management’s analysis.

•
Asset management costs are estimates based on Alternus management’s analysis of what the costs will be to maintain the number of special purpose vehicles associated with the project(s).

•
Taxes are based on the specific prevailing tax rates per country.

•
Assumes no significant changes in accounting policy or material one-time charges.

2023 Forecast based on the following:
2023 builds on assumptions present in 2022:
•
Revenues are based on current projects owned and operating (165MWs), including additional projects in 2022 under contract to be acquired by Alternus.

•
Debt is based on existing bond debt at 6.5% that is expected to be refinanced in the second half of 2023 for another three-year term, which was estimated at the bond interest rate at the time of preparation of the forecasts. Alternus has assumed that the debt will be non-amortizing and mature in the second half of 2026. The debt is then assumed to be amortized for 15 – 20 years based on the remaining project life.

•
Revenues in 2023 are generally based on current projects owned and operating (165MWs), plus estimated revenues from additional projects that are currently owned, under contract to be acquired or as to which Alternus has exclusive rights. ‘Exclusive Rights’ projects are projects as to which letters of intent have been executed with sellers confirming price and terms and granting exclusivity to Alternus to complete due diligence and are subject to completion of binding contracts. The revenues for additional projects assumed that Alternus will have offtake agreements with investment grade off-takers (BBB- or better) for a least 70% of the production, which is consistent with current projects that do not have a feed in tariff agreement.

•
Debt assumes a twenty-five-year term with the first three years being non amortizing based on interest rates and terms available to Alternus at the date of the preparation of the forecasts.

•
Corporate overhead is estimated at $10.0 million for 2023.

2024 Forecast based on the following:
•
Revenues are generally based on the same assumption as the 2023 forecast, plus estimated revenues from additional projects that are currently owned, under contract or exclusive rights. The revenues for additional projects assumed that Alternus will have offtake agreements with investment grade off-takers (BBB- or better) for a least 70% of the production, which is consistent with current projects that do not have a feed-in-tariff agreement.

•
Debt assumes a twenty-five-year term with the first three years being non amortizing based on interest rates and terms available to Alternus at the date of the preparation of the forecasts.

•
Corporate overhead is estimated at $15.0 million for 2024.

2025 Forecast based on the following:
•
Revenues are generally based on the same assumption as the 2024 forecast, plus estimated revenues from additional projects that are currently owned, under contract or exclusive rights. Revenues for additional projects, assumed that Alternus will have offtake agreements with investment grade off-takers (BBB- or better) for a least 70% of the production, which is consistent with current projects that do not have a feed in tariff agreement.

•
Debt assumes a twenty-five-year tenor with the first three years being non amortizing based on interest rates and terms available to Alternus at the time of preparation of the forecast.

•
Corporate overhead is estimated at $20.0 million for 2025.

2026 Forecast based on the following:
•
Revenues are generally based on the same assumption as the 2025 forecast, plus estimated revenues from additional projects that are currently owned, under contract or exclusive rights. Revenues for additional projects, assumed that Alternus will have offtake agreements with investment grade off- takers (BBB- or better) for a least 70% of the production, which is consistent with current projects that do not have a feed in tariff agreement.

•
Debt assumes a twenty-five-year tenor with the first three years being non amortizing based on interest rates and terms available to Alternus at the time of preparation of the forecast.

•
Corporate overhead is estimated at $20.5 million for 2026.

The 2051 Projections:
The key elements of the Projections provided by the management of Alternus to Clean Earth through 2051 are summarized in the table below:
Forecast Income Statement (2022 Original BCA)
$000,000s in USD Assume Euro = USD, 1.0 exchange rate	2022	2023	2024	2025	2026
Total Revenue	34.9	49.3	113.9	251.2	310.9
Contracted(FIT/Green Certs/PPA) %	55%	79%	72%	59%	56%
Merchant %	45%	21%	28%	41%	44%
COGS (Total Project Costs)	3.5	5.9	11.4	28.3	40.3
Gross Profit (Project EBITDA)	31.4	43.4	102.6	222.8	270.7
General and Administrative	8.0	10.0	12.5	14.0	16.0
EBITDA	23.4	33.4	90.1	208.8	254.7
Depreciation and Amortization	9.5	13.9	24.5	53.8	72.0
Operating Profit (Loss)	13.9	19.5	65.6	155.0	182.7
Net Financing Cost	12.7	23.1	52.3	135.2	156.3
Profit Before Tax	1.2	(3.6)	13.3	19.8	26.4
Total taxes	1.6	2.0	7.0	20.5	25.1
Net profit (loss)	(0.4)	(5.6)	6.3	(0.7)	1.3
$000,000s in USD	2027	2028	2029	2030	2031
Total Revenue	340.0	370.8	398.8	433.0	433.1
Contracted(FIT/Green Certs/PPA) %	51%	46%	41%	38%	38%
Merchant %	49%	54%	59%	62%	62%
COGS (Total Project Costs)	47.1	53.6	59.7	65.8	66.5
Gross Profit (Project EBITDA)	292.9	317.2	339.1	367.2	366.6
General and Administrative	17.0	18.5	19.9	21.6	21.7
EBITDA	275.9	298.6	319.2	345.6	344.9
Depreciation and Amortization	81.7	90.3	98.0	105.4	105.4
Operating Profit (Loss)	194.2	208.3	221.2	240.1	239.5
Net Financing Cost	157.1	164.1	164.9	169.1	153.0
Profit Before Tax	37.2	44.3	56.4	71.0	86.5
Total taxes	24.2	26.9	29.3	29.9	29.6
Net profit (loss)	12.9	17.4	27.1	41.1	56.9

$000,000s in USD	2032	2033	2034	2035	2036
Total Revenue	422.7	424.7	439.8	430.8	429.6
Contracted(FIT/Green Certs/PPA) %	38%	37%	12%	7%	7%
Merchant %	62%	63%	88%	93%	93%
COGS (Total Project Costs)	67.2	68.0	68.8	69.5	70.2
Gross Profit (Project EBITDA)	355.5	356.7	371.1	361.2	359.4
General and Administrative	21.1	21.2	22.0	21.5	21.5
EBITDA	334.3	335.5	349.1	339.7	337.9
Depreciation and Amortization	105.4	105.4	105.4	105.4	105.0
Operating Profit (Loss)	228.9	230.0	243.7	234.3	233.0
Net Financing Cost	144.8	136.6	128.4	120.1	111.9
Profit Before Tax	84.1	93.5	115.3	114.1	121.0
Total taxes	27.8	27.3	29.3	27.7	27.3
Net profit (loss)	56.4	66.2	86.0	86.5	93.7
$000,000s in USD	2037	2038	2039	2040	2041
Total Revenue	432.2	424.1	422.7	413.8	428.0
Contracted(FIT/Green Certs/PPA) %	6%	2%	2%	2%	2%
Merchant %	94%	98%	98%	98%	98%
COGS (Total Project Costs)	70.9	71.6	72.5	73.3	74.2
Gross Profit (Project EBITDA)	361.3	352.4	350.3	340.5	353.9
General and Administrative	21.6	21.2	21.1	20.7	21.4
EBITDA	339.7	331.2	329.1	319.8	332.5
Depreciation and Amortization	104.5	104.1	104.1	104.1	104.1
Operating Profit (Loss)	235.2	227.2	225.1	215.7	228.4
Net Financing Cost	103.7	95.6	87.7	80.1	72.5
Profit Before Tax	131.5	131.6	137.3	135.7	155.9
Total taxes	27.9	26.5	26.2	24.4	26.5
Net profit (loss)	103.6	105.1	111.2	111.3	129.4
$000,000s in USD	2042	2043	2044	2045	2046
Total Revenue	424.2	426.7	428.2	428.6	430.6
Contracted(FIT/Green Certs/PPA) %	2%	2%	2%	1%	1%
Merchant %	98%	98%	98%	99%	99%
COGS (Total Project Costs)	75.0	75.6	76.2	77.1	78.0
Gross Profit (Project EBITDA)	349.2	351.1	352.0	351.5	352.5
General and Administrative	21.2	21.3	21.4	21.4	21.5
EBITDA	328.0	329.8	330.6	330.1	331.0
Depreciation and Amortization	104.1	103.1	102.6	102.5	102.5
Operating Profit (Loss)	223.9	226.7	228.0	227.6	228.5
Net Financing Cost	64.8	57.2	49.6	42.0	34.7
Profit Before Tax	159.1	169.5	178.4	185.5	193.8
Total taxes	25.8	26.5	26.3	26.1	26.6
Net profit (loss)	133.3	143.0	152.1	159.4	167.2

$000,000s in USD	2047	2048	2049	2050	2051
Total Revenue	431.9	427.1	435.3	427.0	425.4
Contracted(FIT/Green Certs/PPA) %	1%	1%	1%	1%	1%
Merchant %	99%	99%	99%	99%	99%
COGS (Total Project Costs)	78.6	78.9	79.2	80.2	80.4
Gross Profit (Project EBITDA)	353.3	348.2	356.2	346.9	345.0
General and Administrative	21.6	21.4	21.8	21.4	21.3
EBITDA	331.7	326.8	334.4	325.5	323.7
Depreciation and Amortization	102.2	101.3	100.6	100.6	98.9
Operating Profit (Loss)	229.6	225.5	233.8	224.9	224.8
Net Financing Cost	27.6	20.6	14.0	8.9	5.7
Profit Before Tax	202.0	204.9	219.8	216.0	219.1
Total taxes	27.6	26.7	28.4	26.8	39.8
Net profit (loss)	174.4	178.2	191.4	189.2	179.4
Forecast Income Statement (2023 BCA Amendment)
$000,000s in USD Assume Euro = USD, 1.0 exchange rate	2023	2024	2025	2026	2027
Total Revenue	32.2	78.3	202.2	269.9	359.2
Contracted (FIT/Green Certs/PPA) %	71%	61%	65%	67%	70%
Merchant %	29%	39%	35%	28%	30%
COGS (Total Project Costs)	5.6	11.0	25.9	40.9	59.5
Gross Profit (Project EBITDA)	26.5	67.3	176.3	229.0	299.7
General and Administrative	10.0	15.0	20.0	20.5	21.0
EBITDA	16.5	52.3	156.3	208.5	278.7
Depreciation and Amortization	13.8	35.6	87.3	127.4	161.0
Operating Profit (Loss)	2.8	16.7	69.0	81.1	117.6
Net Financing Cost	14.6	31.4	80.0	103.7	151.2
Profit Before Tax	(11.8)	(14.7)	(11.0)	(22.6)	(33.6)
Total taxes	1.4	2.2	7.0	7.1	8.3
Net profit (loss)	(13.3)	(16.9)	(17.9)	(29.7)	(41.9)
$000,000s in USD	2028	2029	2030	2031	2032
Total Revenue	425.8	488.7	554.8	551.7	542.8
Contracted (FIT/Green Certs/PPA) %	67%	57%	50%	50%	50%
Merchant %	33%	43%	50%	50%	50%
COGS (Total Project Costs)	75.2	81.6	88.3	89.2	90.1
Gross Profit (Project EBITDA)	350.6	407.1	466.5	462.5	452.7
General and Administrative	21.3	24.4	27.7	27.6	27.1
EBITDA	329.3	382.6	438.7	434.9	425.6
Depreciation and Amortization	188.4	188.4	188.4	185.1	179.8
Operating Profit (Loss)	140.9	194.3	250.4	249.8	245.8
Net Financing Cost	194.3	203.4	205.0	179.8	155.9
Profit Before Tax	(53.3)	(9.1)	45.4	70.0	89.9
Total taxes	9.0	20.3	25.6	27.5	29.3
Net profit (loss)	(62.4)	(29.4)	19.8	42.4	60.6

$000,000s in USD	2033	2034	2035	2036	2037
Total Revenue	540.6	543.6	544.1	572.3	554.1
Contracted (FIT/Green Certs/PPA) %	50%	47%	41%	28%	15%
Merchant %	50%	53%	59%	72%	85%
COGS (Total Project Costs)	91.0	91.9	92.9	93.8	94.6
Gross Profit (Project EBITDA)	449.6	451.7	451.3	478.5	459.5
General and Administrative	27.0	27.2	27.2	28.6	27.7
EBITDA	422.6	424.5	424.0	449.9	431.8
Depreciation and Amortization	153.8	132.5	132.5	132.3	131.9
Operating Profit (Loss)	268.8	292.0	291.5	317.6	299.8
Net Financing Cost	136.3	128.7	121.1	113.6	106.1
Profit Before Tax	132.5	163.3	170.4	204.1	193.7
Total taxes	32.6	36.3	36.7	37.0	37.4
Net profit (loss)	99.9	127.0	133.7	167.1	156.3
$000,000s in USD	2038	2039	2040	2041	2042
Total Revenue	544.3	547.2	554.3	564.3	557.8
Contracted (FIT/Green Certs/PPA) %	3%	3%	3%	3%	3%
Merchant %	97%	97%	97%	97%	97%
COGS (Total Project Costs)	95.5	96.6	97.6	98.7	99.7
Gross Profit (Project EBITDA)	448.8	450.7	456.7	465.7	458.0
General and Administrative	27.2	27.4	27.7	28.2	27.9
EBITDA	421.5	423.3	429.0	437.5	430.1
Depreciation and Amortization	130.1	119.7	119.7	119.7	119.7
Operating Profit (Loss)	291.4	303.6	309.4	317.8	310.5
Net Financing Cost	98.8	91.7	84.6	77.6	70.5
Profit Before Tax	192.6	212.0	224.7	240.2	240.0
Total taxes	37.0	40.1	39.6	41.4	41.7
Net profit (loss)	155.6	171.9	185.2	198.8	198.2
$000,000s in USD	2043	2044	2045	2046	2047
Total Revenue	552.9	547.6	556.0	559.7	565.2
Contracted (FIT/Green Certs/PPA) %	3%	3%	2%	2%	2%
Merchant %	97%	97%	98%	98%	98%
COGS (Total Project Costs)	100.8	102.0	103.1	104.2	105.0
Gross Profit (Project EBITDA)	452.1	445.6	452.9	455.5	460.2
General and Administrative	27.6	27.4	27.8	28.0	28.3
EBITDA	424.4	418.2	425.1	427.5	432.0
Depreciation and Amortization	119.7	119.3	119.3	119.2	118.0
Operating Profit (Loss)	304.8	299.0	305.8	308.3	314.0
Net Financing Cost	63.6	56.7	50.2	44.0	38.0
Profit Before Tax	241.2	242.3	255.6	264.3	276.0
Total taxes	41.5	41.1	42.4	43.1	44.4
Net profit (loss)	199.7	201.2	213.2	221.2	231.6

$000,000s in USD	2048	2049	2050	2051
Total Revenue	558.3	568.1	561.3	602.6
Contracted (FIT/Green Certs/PPA) %	2%	2%	2%	2%
Merchant %	98%	98%	98%	98%
COGS (Total Project Costs)	105.2	105.9	107.1	108.9
Gross Profit (Project EBITDA)	453.1	462.1	454.2	493.8
General and Administrative	27.9	28.4	28.1	30.1
EBITDA	425.1	433.7	426.2	463.6
Depreciation and Amortization	116.1	108.3	80.0	64.6
Operating Profit (Loss)	309.0	325.4	346.1	399.0
Net Financing Cost	32.1	26.3	20.8	16.4
Profit Before Tax	277.0	299.1	325.3	382.6
Total taxes	43.9	47.2	52.7	61.4
Net profit (loss)	233.1	251.9	272.7	321.2
Reconciliation of Non- GAAP Measures
The following reconciles the non-GAAP measures used in the projections to Alternus’ historical financial statements.
	Year Ended December 31,
	2022	2021	2020
	($’000s)	($’000s)	($’000s)
Revenues	32,526	21,393	4,694
Cost of revenues	(9,224)	(7,165)	(1,189)
Depreciation, amortization, and accretion	(7,157)	(5,382)	(2,004)
GAAP Gross Profit	16,145	8,846	1,501
Selling, general and administrative	(11,139)	(7,525)	(3,141)
Fixed asset impairment loss	—	(4,171)	—
Development costs	(23,925)	—	—
GAAP Gross Margin	(18,919)	(2,850)	(1,640)
GAAP Gross Margin (%)	(117)%	(32)%	(109)%
	Year Ended December 31,
	2022	2021	2020
	$(’000s)	$(’000s)	$(’000s)
Revenues	32,526	21,393	4,694
Cost of revenues	(9,224)	(7,165)	(1,189)
Selling, general and administrative	(11,139)	(7,525)	(3,141)
Depreciation, amortization, and accretion	(7,157)	(5,382)	(2,004)
Fixed asset impairment loss	—	(4,171)	—
Development costs	(23,925)	—	—
Total operating expenses	(51,445)	(24,243)	(6,334)
Income (loss) from operations	(18,919)	(2,850)	(1,640)

	Year Ended December 31,
	2022	2021	2020
	$(’000s)	$(’000s)	$(’000s)
Other income/ (expense):
Interest expense	(17,437)	(16,930)	(4,823)
Other income	1,275	2,995	—
Other expenses	(1,198)	(1,630)	—
Total other expense	(17,360)	(15,565)	(4,823)
Net loss before provision for income taxes	(36,279)	(18,415)	(6,463)
Income taxes	(5)	(518)	—
Net loss	(36,284)	(18,933)	(6,463)
Gross Profit Reconciliation:
GAAP Gross Profit	16,145	8,846	1,501
Depreciation, amortization, and accretion	(7,157)	(5,382)	(2,004)
Non – GAAP Gross Profit	23,302	14,228	3,505
Non – GAAP Gross Margin (%)	72%	67%	75%
Non – GAAP EBITDA Reconciliation
Net loss	(36,284)	(18,933)	(6,463)
Income taxes	5	518	—
Interest expense	17,437	16,930	4,823
Depreciation, amortization, and accretion	7,157	5,382	2,004
Non – GAAP EBITDA	(11,685)	3,897	364
Non – GAAP Adjusted EBITDA Reconciliation
Non – GAAP EBITDA	(11,685)	3,897	364
Other expenses	1,198	1,630	—
Other income	(1,275)	(2,995)	—
Development costs	23,925
Fixed asset impairment loss	—	4,171	—
Adjusted EBITDA	12,163	6,703	364
2026 – 2051 Forecast Common Assumptions:
•
Production estimates based on third party engineering reports or internal production reports and adjusted for the appropriate panel degradation.

•
Revenues for each project is calculated by multiplying the production by the KW/h energy rates based on a specific offtake agreement or if no offtake agreement, then Alternus uses forecasted energy rates provided by a third-party expert.

•
Operations and maintenance (O&M) costs are based on contracted amounts for O&M, land leases, insurance. Other O&M costs is an estimate based on Alternus management’s analysis.

•
Asset management costs are estimates based on Alternus management’s analysis of what the costs will be to maintain the number of special purpose vehicles associated with the project(s).

•
Taxes are based on the specific prevailing tax rates per country.

•
Assumes no significant changes in accounting policy or material one-time charges.

2027 – 2051 Forecast based on the following:
•
Revenues for 2027 through 2051 are generally based on the same assumption as the 2026 forecast, plus estimated revenues from additional projects that are currently owned, under contract, exclusive rights, or estimates for projects not yet contracted. There are no new projects added after 2030, see common assumptions for revenue assumptions for 2027 – 2051.

•
Corporate overhead is estimated at 5% of the annual revenues for 2027 through 2051.

Peer Market Comparable Data
At the time of the BCA in October 2022, the Board’s valuation expectation, per the Original 2025 Projections, results in an enterprise value to 2023 projected revenue multiple of 20.5x versus that of its public market peers in the solar industry sector, which averages 19.5x, representing an attractive discount to the group of public companies identified as peer comparables:
EV/EBITDA		Large Cap	Mid Cap	Small Cap	Total Average
2022		55.6x	29.9x	0.7x	28.7x
2023		27.9x	22.7x	7.8x	19.5x
	EBITDA	EV	EV	EV	EV
2022	$23,400,000	$1,301,040,000	$699,660,000	$16,380,000	$672,360,000
2023	$30,836,000	$860,324,400	$699,977,200	$240,520,800	$600,274,133
The following peer solar companies in the large, mid and small cap renewable energy and clean technology research universe were considered as comparables:
Renewable Energy and Clean Technology Research Universe: Large-Cap ($4+ Billion)
Market Valuation Database
Company	Ticker	Subsector(s)	Rating	Current Price 10/14/2022	3-Month Volume	Equity Value ($ MM)	Valuation Ratios						Consensus Valuation Ratios
							EV / Revenue		EV / EBITDA		Price / EPS		EV / Revenue		EV / EBITDA		Price / EPS
							2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023
Algonquin Power & Utilities*	AQN	Wind / Solar	MO2	$10.24	1,947,569	6,909							5.4x	4.6x	11.4x	9.3x	13.9x	12.7x
Brookfield Renewable Partners L.P.*	BEP	Wind / Solar	MO2	$27.90	265,116	7,675							7.0x	6.4x	16.0x	14.6x	NM	91.5x
Enphase Energy	ENPH	Solar / Power Storage	MP3	$237.87	3,811,146	33,219	14.5x	11.2x	70.9x	52.9x	55.3x	43.6x	14.7x	10.9x	50.2x	37.5x	58.0x	46.9x
First Solar	FSLR	Solar Power	MP3	$123.36	3,089,207	13,206	4.0x	3.1x	86.3x	21.9x	NM	86.1x	4.1x	3.3x	34.2x	18.9x	NM	85.8x
NextEra Energy Partners, LP	NEP	Wind / Solar	MU4	$67.94	496,833	13,318	12.6x	11.2x	9.5x	9.0x	12.5x	30.7x	12.8x	11.4x	10.1x	9.4x	17.6x	29.8x
SolarEdge Technologies	SEDG	Solar / Storage / EVs	NC	$193.39	1,085,105	11,326							3.4x	2.6x	22.8x	14.4x	35.2x	21.5x
Sunrun Inc.	RUN	Solar Power	NC	$21.21	7,856,121	4,478							5.2x	4.9x	NM	NM	NM	NM
Tesla, Inc.	TSLA	EVs / Solar	NC	$204.99	74,083,224	710,290							8.3x	5.7x	35.9x	24.3x	49.5x	34.2x
Median						$10,279	12.6x	11.2x	70.9x	21.9x	33.9x	43.6x	6.2x	5.3x	22.8x	14.6x	35.2x	34.2x
Mean						$38,866	10.4x	8.5x	55.6x	27.9x	33.9x	53.5x	7.6x	6.2x	25.8x	18.4x	34.9x	46.1x

SB1 = Strong Buy; MO2 = Outperform; MP3 = Market Perform; MU4 = Underperform; NC = Not Covered
*
AQN, BEP, and DNA covered by RJ Ltd.

Source: FactSet, Raymond James research

Renewable Energy and Clean Technology Research Universe: Mid-Cap ($1 to $4 Billion)
Market Valuation Database
Company	Ticker	Subsector(s)	Rating	Current Price 10/14/2022	3-Month Volume	Equity Value ($ MM)	Valuation Ratios						Consensus Valuation Ratios
							EV / Revenue		EV / EBITDA		Price / EPS		EV / Revenue		EV / EBITDA		Price / EPS
							2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023
Altus Power	AMPS	Solar Power	NC	$10.62	888,537	1,690							18.4x	10.6x	33.2x	17.3x	17.5x	58.0x
Ameresco, Inc.	AMRC	Efficiency / Solar	MO2	$61.46	339,353	3,268	1.9x	2.0x	16.8x	15.0x	32.1x	29.7x	1.9x	2.2x	17.0x	15.6x	32.7x	29.7x
Array Technologies	ARRY	Solar Power	NC	$15.50	4,276,403	2,328							2.1x	1.6x	25.2x	11.1x	50.2x	16.3x
Atlantica Sustainable Infrastructure*	AY	Solar / Wind	MO2	$25.07	503,674	2,969							6.6x	6.2x	9.5x	8.9x	59.3x	32.2x
Canadian Solar	CSIQ	Solar Power	NC	$30.20	1,294,239	2,147							0.3x	0.3x	4.9x	3.1x	11.8x	7.4x
Clearway Energy	CWEN	Wind / Solar	NC	$31.26	660,450	3,657							7.5x	7.2x	8.0x	8.3x	7.6x	26.7x
JinkoSolar Holding	JKS	Solar Power	NC	$47.33	1,054,556	2,342							0.3x	0.3x	7.9x	4.0x	13.9x	8.0x
ReNew Energy Global	RNW	Wind / Solar	NC	$5.46	718,730	2,379							6.4x	5.0x	8.0x	6.4x	NM	27.6x
Shoals Technologies Group	SHLS	Solar Power	NC	$19.99	1,739,916	2,251							7.7x	4.8x	29.3x	15.7x	68.9x	31.3x
Sunnova Energy International	NOVA	Solar Power	SB1	$16.78	3,310,193	1,922	13.6x	10.6x	46.8x	34.0x	NM	NM	11.7x	8.5x	43.2x	27.0x	NM	NM
SunPower Corp.	SPWR	Solar Power	MO2	$16.73	3,397,222	2,910	1.7x	1.5x	26.1x	19.2x	68.6x	57.6x	1.7x	1.4x	28.7x	16.1x	109.0x	26.8x
Median						$2,143	1.9x	2.0x	26.1x	19.2x	50.4x	43.6x	6.4x	4.8x	17.0x	11.1x	32.7x	27.2x
Mean						$2,214	5.7x	4.7x	29.9x	22.7x	50.4x	43.6x	5.9x	4.4x	19.5x	12.1x	41.2x	26.4x

SB1 = Strong Buy; MO2 = Outperform; MP3 = Market Perform; MU4 = Underperform; NC = Not Covered
*
AY and BLDP covered by RJ Ltd.

Source: FactSet, Raymond James research
Renewable Energy and Clean Technology Research Universe: Small-Cap (Under $1 Billion)
Market Valuation Database
Company	Ticker	Subsector(s)	Rating	Current Price 10/14/2022	3-Month Volume	Equity Value ($ MM)	Valuation Ratios						Consensus Valuation Ratios
							EV / Revenue		EV / EBITDA		Price / EPS		EV / Revenue		EV / EBITDA		Price / EPS
							2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023
Azure Power Global	AZRE	Solar Power	NC	$4.68	842,817	226							6.4x	5.7x	7.6x	6.8x	9.0x	6.8x
Beam Global	BEEM	EVs / Solar	NC	$10.35	123,385	104							5.0x	2.5x	NM	NM	NM	NM
Correlate Infrastructure Partners	CIPI	Efficiency / Solar	NC	$1.69	969	59							—	—	—	—	—	—
Danimer Scientific	DNMR	Biomaterials	NC	$2.38	1,369,836	240							5.6x	2.2x	NM	NM	NM	NM
FTC Solar	FTCI	Solar Power	SB1	$2.44	1,012,746	245	0.8x	0.3x	NM	6.7x	NM	15.6x	0.9x	0.3x	NM	4.3x	NM	9.3x
Heliogen, Inc.	HLGN	Solar Power	NC	$1.99	1,832,602	364							11.0x	1.6x	NM	NM	NM	NM
iSun, Inc.	ISUN	Solar / EVs	NC	$1.94	129,898	27							0.3x	0.2x	56.7x	3.2x	NM	12.5x
Maxeon Solar Technologies	MAXN	Solar Power	MP3	$18.06	694,233	738	0.8x	0.6x	NM	16.2x	NM	NM	0.8x	0.5x	NM	18.3x	NM	NM
Pineapple Energy	PEGY	Solar Power	NC	$5.73	5,840,320	43							—	—	—	—	—	—
ReneSola Ltd.	SOL	Solar Power	SB1	$4.45	722,406	267	0.1x	0.1x	0.7x	0.4x	38.8x	17.1x	0.1x	0.1x	0.7x	0.4x	43.4x	15.6x
Sunlight Financial Holdings	SUNL	Solar Power	NC	$1.11	1,041,346	94							NM	NM	NM	NM	NM	4.8x
XL Fleet	XL	EVs / Solar	NC	$0.84	1,026,395	120							—	—	—	—	—	—
Median						$251	0.8x	0.3x	0.7x	6.7x	38.8x	16.3x	2.9x	1.1x	7.6x	4.3x	26.2x	9.3x
Mean						$296	0.6x	0.3x	0.7x	7.8x	38.8x	16.3x	3.8x	1.6x	21.7x	6.6x	26.2x	9.8x

SB1 = Strong Buy; MO2 = Outperform; MP3 = Market Perform; MU4 = Underperform; NC = Not Covered
*
LEV covered by RJ Ltd.

Source: FactSet, Raymond James research
At the time of the BCA Amendment in April 2023, The Board’s valuation expectation results in an enterprise value to 2024 projected revenue multiple of 14.2x versus that of its public market peers in the solar industry sector, which averages 12.5x, representing an attractive discount to the group of public companies identified as peer comparables:
EV/EBITDA		Large Cap	Mid Cap	Small Cap	Total Average
2023		23.9x	19.0x	9.2x	17.4x
2024		17.4x	13.7x	6.4x	12.5x
	EBITDA	EV	EV	EV	EV
2023	$30,836,000	$736,980,400	$585,884,000	$283,691,200	$535,518,533
2024	$59,360,000	$1,032,864,000	$813,232,000	$379,904,000	$742,000,000
The following peer solar companies in the large, mid and small cap renewable energy and clean technology research universe were considered as comparables:
Renewable Energy and Clean Technology Research Universe: Large-Cap ($4+ Billion)
Market Valuation Database
				Current Price 3/10/2023	3-Month Volume	Equity Value ($ MM)	Valuation Ratios						Consensus Valuation Ratios
							EV / Revenue		EV / EBITDA		Price / EPS		EV / Revenue		EV / EBITDA		Price / EPS
Company	Ticker	Subsector(s)	Rating				2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024
Algonquin Power & Utilities*	AQN	Wind / Solar	MO2	$7.40	5,988,776	5,022							4.5x	4.2x	9.7x	9.0x	12.6x	11.9x
Brookfield Renewable Partners L.P.*	BEP	Wind / Solar	MO2	$27.52	392,593	7,578							6.3x	5.7x	14.7x	13.8x	NM	132.1x
Enphase Energy	ENPH	Solar / Power Storage	MP3	$210.22	4,062,214	29,637	9.5x	7.5x	46.0x	33.3x	38.8x	29.9x	9.2x	7.2x	29.9x	22.3x	38.4x	28.8x
First Solar	FSLR	Solar Power	MP3	$207.73	2,804,067	22,145	5.5x	4.3x	17.2x	11.1x	30.4x	18.3x	5.7x	4.3x	17.9x	10.7x	32.0x	16.5x
NextEra Energy Partners, LP	NEP	Wind / Solar	MP3	$62.42	619,304	12,615	10.5x	9.9x	8.5x	7.9x	19.7x	16.6x	10.4x	9.2x	8.7x	7.9x	23.2x	19.3x
SolarEdge Technologies	SEDG	Solar / Storage / EVs	NC	$304.32	1,025,766	17,681							4.0x	3.3x	20.9x	16.4x	33.6x	26.2x
Sunrun Inc.	RUN	Solar Power	NC	$20.73	6,792,906	4,543							5.1x	4.6x	NM	157.4x	NM	NM
Tesla, Inc.	TSLA	EVs / Solar	NC	$173.44	180,951,860	602,704							5.7x	4.4x	30.2x	21.4x	42.9x	30.9x
Median						$9,696	9.5x	7.5x	17.2x	11.1x	30.4x	18.3x	5.7x	4.5x	17.9x	15.1x	32.8x	26.2x
Mean						$34,422	8.5x	7.2x	23.9x	17.4x	29.6x	21.6x	6.4x	5.4x	18.9x	32.4x	30.4x	37.9x

SB1 = Strong Buy; MO2 = Outperform; MP3 = Market Perform; MU4 = Underperform; NC = Not Covered
*
Stocks covered by RJ Ltd.

Source: FactSet, Raymond James research
Renewable Energy and Clean Technology Research Universe: Mid-Cap ($1 to $4 Billion)
Market Valuation Database
				Current Price 3/10/2023	3-Month Volume	Equity Value ($ MM)	Valuation Ratios						Consensus Valuation Ratios
							EV / Revenue		EV / EBITDA		Price / EPS		EV / Revenue		EV / EBITDA		Price / EPS
Company	Ticker	Subsector(s)	Rating				2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024
Altus Power	AMPS	Solar Power	NC	$6.64	854,023	1,026							7.0x	4.4x	11.8x	7.1x	42.8x	19.5x
Ameresco, Inc.	AMRC	Efficiency / Solar	MO2	$46.05	308,648	2,456	1.9x	1.6x	13.1x	10.5x	23.8x	18.0x	1.9x	1.7x	13.2x	10.4x	25.9x	19.2x
Array Technologies	ARRY	Solar Power	NC	$19.40	4,441,065	2,937							1.9x	1.6x	14.3x	10.7x	23.6x	15.7x
Atlantica Sustainable Infrastructure*	AY	Solar / Wind	MO2	$27.34	702,896	3,136							6.5x	6.2x	9.4x	9.0x	64.8x	36.8x
Canadian Solar	CSIQ	Solar Power	NC	$39.25	1,005,707	2,803							0.4x	0.3x	4.0x	3.8x	8.6x	9.7x
Clearway Energy	CWEN	Wind / Solar	NC	$29.73	618,707	3,478							7.2x	7.0x	8.4x	8.4x	15.7x	15.8x
Enlight Renewable Energy	ENLT	Solar / Wind / Storage	NC	$17.04	169,126	2,005							NM	NM	NM	NM	31.4x	23.0x
JinkoSolar Holding	JKS	Solar Power	NC	$48.98	1,000,787	2,682							0.3x	0.3x	4.2x	3.6x	7.6x	6.8x
Maxeon Solar Technologies	MAXN	Solar Power	MO2	$27.37	707,331	1,128	0.9x	0.7x	14.2x	10.4x	NM	688.5x	0.9x	0.7x	16.8x	9.4x	NM	NM
ReNew Energy Global	RNW	Wind / Solar	NC	$4.49	960,965	1,787							5.1x	4.3x	6.4x	5.4x	52.9x	6.7x
Shoals Technologies Group	SHLS	Solar Power	NC	$21.84	2,594,570	3,661							7.7x	5.3x	25.7x	16.4x	38.4x	22.8x
SunPower Corp.	SPWR	Solar Power	MO2	$14.66	4,005,539	2,573	1.2x	1.0x	16.9x	13.3x	41.7x	30.2x	1.2x	1.0x	17.5x	11.7x	29.6x	18.4x
Sunnova Energy International	NOVA	Solar Power	SB1	$16.31	3,090,552	1,874	12.2x	8.8x	31.7x	20.7x	NM	NM	8.1x	6.5x	28.2x	19.6x	NM	NM
Median						$2,225	1.5x	1.3x	15.5x	11.9x	32.8x	30.2x	3.5x	3.0x	12.5x	9.2x	29.6x	18.4x
Mean						$2,231	4.0x	3.0x	19.0x	13.7x	32.8x	245.6x	4.0x	3.3x	13.3x	9.6x	31.0x	17.7x

SB1 = Strong Buy; MO2 = Outperform; MP3 = Market Perform; MU4 = Underperform; NC = Not Covered
*
Stocks covered by RJ Ltd.

Source: FactSet, Raymond James research
Renewable Energy and Clean Technology Research Universe: Small-Cap (Under $1 Billion)
Market Valuation Database
				Current Price 3/10/2023	3-Month Volume	Equity Value ($ MM)	Valuation Ratios						Consensus Valuation Ratios
							EV / Revenue		EV / EBITDA		Price / EPS		EV / Revenue		EV / EBITDA		Price / EPS
Company	Ticker	Subsector(s)	Rating				2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024
374Water Inc.	SCWO	Water Technology	NC	$3.24	43,222	410							—	—	—	—	—	—
ADS-TEC Energy	ADSE	Electric Vehicles	MP3	$2.62	56,427	128	0.5x	0.3x	NM	NM	NM	NM	0.3x	0.2x	NM	5.4x	NM	NM
Advent Technologies Holdings	ADN	Hydrogen	NC	$1.42	306,770	73							0.5x	0.2x	NM	4.9x	NM	2.4x
Alto Ingredients	ALTO	Biomaterials	NC	$1.91	773,817	137							0.1x	0.1x	3.2x	2.0x	81.9x	5.8x
American Superconductor	AMSC	Wind / Smart Grid	NC	$4.88	215,322	136							0.9x	0.8x	NM	NM	NM	NM
Amprius Technologies	AMPX	Power Storage	NC	$6.33	112,423	533							99.2x	20.2x	NM	NM	NM	NM
Amyris, Inc.	AMRS	Biomaterials	NC	$1.13	5,967,237	364							2.4x	1.7x	NM	377.3x	NM	NM
Aqua Metals	AQMS	Power Storage	NC	$1.07	508,078	81							88.1x	3.2x	NM	NM	NM	NM
Archer Aviation	ACHR	Electric Vehicles	MO2	$3.07	1,884,386	738							NM	13.5x	NM	NM	NM	NM
Arrival Ltd.	ARVL	Electric Vehicles	NC	$0.21	12,225,289	136							NM	NM	NM	NM	NM	NM
Azure Power Global	AZRE	Solar Power	NC	$2.69	282,197	133							5.6x	—	6.5x	—	2.8x	—
Beam Global	BEEM	EVs / Solar	NC	$14.37	130,386	145							2.8x	1.8x	NM	13.4x	NM	23.7x
Blink Charging	BLNK	Electric Vehicles	NC	$7.92	1,943,382	372							3.1x	2.1x	NM	NM	NM	NM
Broadwind, Inc.	BWEN	Wind Power	NC	$3.60	1,558,080	73							0.4x	0.4x	6.2x	3.4x	36.5x	5.4x
Canoo Inc.	GOEV	Electric Vehicles	NC	$0.58	18,401,018	160							1.1x	0.4x	NM	NM	NM	NM
Cenntro Electric Group	CENN	Electric Vehicles	NC	$0.40	6,783,516	105							—	—	—	—	—	—
Clean Energy Fuels	CLNE	Natural Gas Fuels	MP3	$4.33	2,249,299	963	1.7x	1.6x	15.5x	6.6x	NM	25.7x	2.0x	1.7x	13.3x	6.4x	NM	276.5x
Consolidated Water	CWCO	Water Technology	NC	$15.01	60,142	232							1.4x	1.5x	7.7x	—	15.7x	14.2x
Correlate Infrastructure Partners	CIPI	Solar / Efficiency	NC	$0.89	509	31							—	—	—	—	—	—
Danimer Scientific	DNMR	Biomaterials	NC	$2.06	1,379,138	208							3.9x	2.2x	NM	NM	NM	NM
Dragonfly Energy	DFLI	Power Storage	NC	$3.97	147,412	225							1.6x	1.0x	23.5x	8.1x	NM	15.9x
Emeren Group	SOL	Solar Power	SB1	$4.24	523,235	249	0.7x	0.6x	3.0x	2.6x	16.0x	13.9x	0.6x	0.5x	2.4x	1.8x	12.8x	9.1x
FTC Solar	FTCI	Solar Power	SB1	$2.54	1,125,659	264	0.7x	0.4x	NM	10.1x	NM	15.5x	0.6x	0.4x	NM	5.1x	NM	7.6x
Heliogen, Inc.	HLGN	Solar Power	NC	$0.25	3,020,710	48							NM	NM	NM	NM	NM	NM
Pineapple Energy	PEGY	Solar Power	NC	$1.63	224,890	12							0.1x	0.0x	1.1x	0.6x	NM	20.4x
Sono Group	SEV	EVs / Solar	NC	$0.67	1,341,715	58							0.2x	0.1x	NM	NM	NM	NM
Spruce Power	SPRU	Solar Power	NC	$0.75	574,642	107							—	—	—	—	—	—
Sunlight Financial Holdings	SUNL	Solar Power	NC	$0.79	529,046	66							0.0x	0.0x	0.0x	0.0x	NM	4.2x
Median						$203	0.7x	0.6x	9.2x	6.6x	16.0x	15.5x	0.6x	0.5x	5.1x	3.4x	14.3x	14.2x
Mean						$288	1.1x	0.9x	9.2x	6.4x	16.0x	18.4x	1.2x	0.8x	8.0x	3.7x	14.3x	49.7x

SB1 = Strong Buy; MO2 = Outperform; MP3 = Market Perform; MU4 = Underperform; NC = Not Covered
*
Stocks covered by RJ Ltd.

Source: FactSet, Raymond James research
Satisfaction of 80% Test
Nasdaq rules require that we must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) at the time of our signing a definitive agreement in connection with our initial business combination.
After giving effect to the Special Meeting Redemptions the value of the assets held in the trust account was approximately $84,562,944, 80% of which is equal to $67,074,679.20. In reaching its conclusion that the business combination meets such 80% test, our board of directors reviewed the anticipated enterprise value of Alternus of approximately $969,011,000 implied by considering the aggregate equity value of approximately $275 million less approximately $229 million in net cash.
In determining whether the enterprise value described above represents the fair market value of Alternus, our board of directors considered all of the factors described above in this section and the fact that the purchase price for Alternus was the result of an arm’s length negotiation. As a result, our board of directors concluded that the fair market value of the business acquired was significantly in excess of 80% of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account).
In determining whether the enterprise value described above represents the fair market value of Eve, our board of directors considered all of the factors described in the section entitled “The Business Combination Proposal — Clean Earth’s Board of Directors’ Reasons for the Approval of the Business Combination,” and our board of directors concluded that the fair market value of the business acquired was significantly in excess of 80% of the assets held in the trust account. In light of the financial background and experience of the members of Clean Earth’s management team and board of directors, our board of directors believes that the members of Clean Earth’s management team and board of directors are qualified to determine whether the business combination meets the 80% test. Our board of directors did not seek or obtain an opinion of an outside fairness or valuation advisor as to whether the 80% test has been met.
Expected Accounting Treatment of the Business Combination
Notwithstanding the legal form, the Business Combination will be accounted for as a reverse acquisition in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Under this method of accounting, Clean Earth will be treated as the acquired company for financial reporting purposes, whereas Alternus will be treated as the accounting acquiror. In accordance with this accounting method, the Business Combination will be treated as the equivalent of Alternus issuing stock for the net assets of Clean Earth, accompanied by a recapitalization. The net assets of Alternus will be stated at historical cost, with no goodwill or other intangible assets recorded, and operations prior to the Business Combination will be those of Alternus. Alternus has been determined to be the accounting acquiror for purposes of the Business Combination based on an evaluation of the following facts and circumstances:

•
Persons affiliated with Alternus will control a majority of the governing body of the Combined Company;

•
Operations of Alternus prior to the Business Combination will comprise the ongoing operations of the Combined Company; and

•
Existing senior management team of Alternus will comprise the senior management team of the Combined Company.

Regulatory Matters
At any time before or after consummation of the business combination, notwithstanding termination of the respective waiting periods under the HSR Act, the Department of Justice or the FTC, or any state or foreign governmental authority could take such action under applicable antitrust laws as such authority deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the business combination, conditionally approving the business combination upon divestiture of assets, subjecting the completion of the business combination to regulatory conditions or seeking other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. Clean Earth cannot assure you that the Antitrust Division, the FTC, any state attorney general or any other government authority will not attempt to challenge the business combination on antitrust grounds, and, if such a challenge is made, Clean Earth cannot assure you as to its result.
Neither Alternus nor Clean Earth are aware of any material regulatory approvals or actions that are required for completion of the business combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Vote Required for Approval
Approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the Business Combination Proposal. The business combination cannot be completed unless the Business Combination Proposal is adopted by the affirmative vote of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. The holders of our Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote of our stockholders, except as required by law.
The Business Combination Proposal is a condition to the presentation of the other proposals and is conditioned on the approval of the other Condition Precedent Proposals.
Recommendation of Clean Earth’s Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.
The existence of financial and personal interests of Clean Earth’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is in the best interests of Clean Earth and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Information About Clean Earth — Conflicts of Interest” for a further discussion.

THE CHARTER PROPOSAL
Overview
We are asking our stockholders to approve the adoption of the Proposed Charter, substantially in the form attached to this proxy statement as Annex C, to be effective upon the consummation of the business combination. If the business combination and the Charter Proposal are approved, the Proposed Charter would replace the Current Charter.
Comparison of Current Charter to Proposed Charter
The following is a summary of the key changes effected by the Proposed Charter relative to the Current Charter, as well as our board of directors’ reasons for approval of the Charter Proposal. This summary is qualified in its entirety by reference to the full text of the Proposed Charter, substantially in the form included as Annex C to this proxy statement.
Change the Combined Company’s name to “Alternus Clean Energy, Inc.”   Currently, the Company’s name is “Clean Earth Acquisitions Corp.” If the Charter Proposal is approved, the Company’s name will be changed to “Alternus Clean Energy, Inc.” Our board of directors believes the name of the post-combination company should more closely align with the name of the post-business combination operating business and therefore has proposed this name change. In addition, our board of directors believes that having the Alternus Clean Energy Inc. name as our own going forward will strengthen our reputation, brand and, as a result, stockholder value.
Removal of blank check company provisions.   Our board of directors has determined that it is in the best interest of the Company to eliminate provisions of our Current Charter that are specific to our status as a blank check company. Removal of these provisions is desirable because these provisions will serve no purpose following consummation of the business combination, and many of these provisions cease to apply upon the consummation of the Company’s initial business combination.
Change stock classes and increase total number of authorized shares of capital stock to 151,000,000 shares.   Our Current Charter authorizes the issuance of 110,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock. If the Charter Proposal passes, the Proposed Charter will increase the number of authorized shares of capital stock from 111,000,000 to 151,000,000 shares of capital stock, comprised of 150,000,000 shares of common stock and 1,000,000 shares of preferred stock. As part of the Transactions contemplated by the Business Combination Agreement, all shares of Class B common stock will be automatically converted on a one-for-one basis into shares of Class A common stock, all shares of Class A common stock will be renamed as “common stock” for all purposes under the Proposed Charter, and 90,000,000 shares of common stock will be issued to Alternus, including the Earnout Shares which will be held in escrow (subject to the working capital adjustment). Our board of directors determined that there was no longer a need to continue with two classes of common stock, and, therefore, the Proposed Charter eliminates the dual classes of our common stock as described above. The Proposed Charter also provides authorized capital and flexibility for future issuances of common stock if determined by our board of directors to be in the best interests of the Combined Company, without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.
Opt out of DGCL 242(b)(2).   The Proposed Charter provides that the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Company’s stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL. Our board of directors believes it is appropriate at this time to remove the separate class vote for increases or decreases of the authorized shares of any class of capital stock to allow all stockholders to vote upon such matters.
Election not to be governed by Section 203 of the DGCL.   Under the Current Charter, the Company is subject to Section 203 of the DGCL. The amendment in the Proposed Charter would cause the Combined Company to not be governed by Section 203 of the DGCL. Our board of directors believes that it is desirable to not be governed by Section 203 of DGCL as the provision is in line with market practice for a company with large stockholders like ours.
Limitation of Liability for Officers.   The Proposed Charter limits the liability of officers to the fullest extent permitted by law. Effective August 1, 2022, Delaware has adopted amendments to Section 102(b)(7) of the Delaware General Corporation Law (the “Section 102(b)(7) Amendment”) to allow Delaware corporations to exculpate its officers (which is defined in Section 102(b)(7) to included certain senior officers) from personal liability from monetary damages for breach of fiduciary duty as an officer. Our Board believes that adding the authorized liability protection for certain officers, consistent with the protection currently afforded in the Current Charter to our directors, is necessary in order to continue to attract and retain experienced and qualified officers. Section 102(b)(7) does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation, breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit.
Vote Required for Approval
Approval of the Charter Proposal requires the affirmative vote (i) the holders of a majority of the shares of Class A common stock then outstanding, voting separately as a single class, (ii) the holders of a majority of the shares of Class B common stock then outstanding, voting separately as a single class and (iii) the holders of a majority of the then outstanding shares of common stock, voting together as a single class. Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting) and an abstention from voting will have the effect of a vote “AGAINST” this proposal.
The Charter Proposal are conditioned upon approval of the other Condition Precedent Proposals. If the other Condition Precedent Proposals are not approved, the Charter Proposal will have no effect, even if approved by our stockholders. The Closing of the Business Combination Agreement is conditioned on the approval of the Charter Proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER PROPOSAL.
The existence of financial and personal interests of Clean Earth’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is in the best interests of Clean Earth and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Information About Clean Earth — Conflicts of Interest” for a further discussion.
Certain of the Proposed Charter amendments may make it more difficult or discourage an attempt to obtain control of the Company and thereby protect continuity of or entrench the Company’s management, which may adversely affect the market price of the Company’s securities. If, in the due exercise of its fiduciary obligations, for example, the board of directors were to determine that a takeover proposal was not in the best interests of the Company., authorized but unissued preferred stock could be issued by the board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquiror or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The Company currently has no such plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares for such purposes.

THE GOVERNANCE PROPOSALS
We are asking our stockholders to vote on separate proposals with respect to certain governance provisions in the Proposed Charter, which are separately being presented in accordance with SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions and which will be voted upon on a non-binding advisory basis. This separate vote is not otherwise required by Delaware law to be separate and apart from the Charter Proposal, but pursuant to SEC guidance, the Company is required to submit these provisions to its stockholders separately for approval. However, the stockholder votes regarding these proposals are advisory in nature and are not binding on the Company or our board of directors (separate and apart from the approval of the Charter Proposal). Furthermore, the business combination is not conditioned on the separate approval of the Advisory Governance Proposals (separate and apart from approval of the Charter Proposal). Accordingly, regardless of the outcome of the non-binding advisory vote on these proposals, the Company intends that the Proposed Charter will take effect at the Closing (assuming approval of the Charter Proposal).
Advisory Charter Proposal A: Change in Stock Classes and Authorized Shares
Description of Amendment
The Current Charter authorizes the issuance of 100,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock. The Proposed Charter authorizes the issuance of 150,000,000 shares of common stock and 1,000,000 shares of preferred stock. As part of the transactions contemplated by the Business Combination Agreement, all shares of Class B common stock will be automatically converted on a one-for-one basis into shares of Class A common stock, and all shares of Class A common stock will be renamed as “common stock” for all purposes under the Proposed Charter.
Reasons for the Amendment
Our board of directors determined that there was no longer a need to continue with two classes of common stock and, therefore, the Proposed Charter eliminates the dual classes of our common stock as described above. The increase in the number of authorized of shares of capital stock is important as it allows us to have available for issuance a number of authorized shares of common stock and preferred stock: (i) to support growth and flexibility for future corporate needs (including, if needed, as part of financing for future growth acquisitions) and (ii) to be issued as consideration for the business combination and the other transactions contemplated by this proxy statement,. The board of directors believes that these additional shares will provide us with the flexibility to issue shares in the future in a timely manner and under circumstances considered favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.
Advisory Charter Proposal B: Opt Out of DGCL 242(b)(2)
Description of Amendment
The Proposed Charter provides that the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Company’s common stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
Reasons for the Amendment
Our board of directors believes it is appropriate at this time to remove the separate class vote for increases or decreases of the authorized shares of any class of capital stock to allow all stockholders to vote upon such matters.
Advisory Charter Proposal C: Election not to be Governed by Section 203 of the DGCL
Description of Amendment
Under the Current Charter, the Company is subject to Section 203 of the DGCL, a default provision of the DGCL that prohibits a publicly held Delaware corporation from engaging in a business combination, such as a merger, with “interested stockholders” (a person or group owning 15% or more of the corporation’s voting stock) for three years following the date that person becomes an interested stockholder, unless certain conditions are met. The amendment in the Proposed Charter would cause the Combined Company to not be governed by Section 203 of the DGCL.
Reasons for the Amendment
Our board of directors believes that it is desirable to not be governed by Section 203 of DGCL as the provision is in line with market practice for a company with large stockholders like ours.
Advisory Charter Proposal D: Remove Blank Check Company Provisions
Description of Amendment
The Current Charter has a number of provisions that are specific to our status as a blank check company which would be eliminated by the adoption of the Proposed Charter.
Reasons for the Amendment
Our board of directors has determined that it is in the best interest of the Company to eliminate provisions of our Current Charter that are specific to our status as a blank check company. Removal of these provisions is desirable because these provisions will serve no purpose following consummation of the business combination, and many of these provisions cease to apply upon the consummation of the Company’s initial business combination.
Advisory Charter Proposal E:
Description of Amendment
The Proposed Charter limits the liability of officers to the fullest extent permitted by law.
Reasons for the Amendment
Effective August 1, 2022, Delaware has adopted amendments to Section 102(b)(7) of the Delaware General Corporation Law (the “Section 102(b)(7) Amendment”) to allow Delaware corporations to exculpate its officers (which is defined in Section 102(b)(7) to included certain senior officers) from personal liability from monetary damages for breach of fiduciary duty as an officer. Our Board believes that adding the authorized liability protection for certain officers, consistent with the protection currently afforded in the Current Charter our directors, is necessary in order to continue to attract and retain experienced and qualified officers.
Vote Required for Approval
The approval of each of the Advisory Governance Proposals, each of which is a non-binding vote, requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting) and an abstention from voting will no effect on the Advisory Governance Proposals.
As discussed above, the Advisory Governance Proposals are advisory votes and therefore are not binding on the Company or our board of directors. Furthermore, the business combination is not conditioned on the separate approval of the Advisory Governance Proposals (separate and apart from approval of the Charter Proposal). Accordingly, regardless of the outcome of the non-binding advisory vote on the Advisory Governance Proposals, the Company intends that the Proposed Charter will take effect upon consummation of the business combination (assuming approval of the Charter Proposal).

Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE ADVISORY GOVERNANCE PROPOSALS.
The existence of financial and personal interests of Clean Earth’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is in the best interests of Clean Earth and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Information About Clean Earth — Conflicts of Interest” for a further discussion.

THE STOCK ISSUANCE PROPOSAL
Overview
The Stock Issuance Proposal is a proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq, (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination, consisting of the issuance of shares of common stock to Alternus pursuant to the terms of the Business Combination Agreement, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, plus any additional shares of common stock or securities convertible into shares of common stock pursuant to arrangements that we may enter into prior to the Closing, and (y) the issuance of shares of common stock to Alternus in connection with the business combination, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, that would result in Alternus owning more than 20% of our outstanding common stock, or more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules.
If the Stock Issuance Proposal is adopted, subject to the terms and conditions of the Business Combination Agreement, at the Closing an estimated 27,500,000 shares of our common stock will be issued to Alternus in connection with the business combination plus up to 1,000,000 shares of our common stock as Earnout Shares and up to 1,000,000 shares as a working capital adjustment plus any additional shares of common stock or securities convertible into shares of common stock we may issue pursuant to financing arrangements that we may enter into prior to the Closing.
Why the Company Needs Stockholder Approval
We are proposing the Stock Issuance Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d), which require stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of common stock outstanding before the issuance of stock or securities. Assuming no redemptions, we expect to issue approximately 27,500,000 shares of our common stock will be issued to Alternus in connection with the business combination plus up to 1,000,000 shares of our common stock as Earnout Shares and up to 1,000,000 shares as a working capital adjustment plus any additional shares of common stock or securities convertible into shares of common stock we may issue pursuant to financing arrangements that we may enter into prior to the Closing. Because we may issue 20% or more of our outstanding common stock as consideration in the business combination, we are required to obtain stockholder approval of such issuance pursuant to Nasdaq Listing Rules 5635(a), (b) and (d). For more information, please see the section entitled “The Stock Issuance Proposal.”
Effect of Proposal on Current Stockholders
If the Stock Issuance Proposal is adopted, subject to the terms and conditions of the Business Combination Agreement, at the Closing an estimated 27,500,000 shares of our common stock will be issued to Alternus in connection with the business combination plus (i) up to 20,000,000 shares of our common stock as Earnout Shares, (ii) up to 1,000,000 shares as a working capital adjustment and (iii) any additional shares of common stock or securities convertible into shares of common stock we may issue pursuant to financing arrangements that we may enter into prior to the Closing, which collectively represents at least approximately 154% of the 16,704,230 shares of our common stock outstanding as of the date hereof. The Class B common stock has two votes per share and vote together with the Class A common stock on all matters submitted to a vote of the stockholders. See “Clean Earth Acquisitions Corp. — Notes to the Financial Statements” for a description of the Class B common stock. The issuance of these shares would result in significant dilution to our stockholders, and would afford our stockholders a smaller percentage interest in our voting power, liquidation value and aggregate book value.
In the event that the Stock Issuance Proposal is not approved by our stockholders, the business combination may not be consummated. In the event that the Stock Issuance Proposal is approved by our stockholders, but the Business Combination Agreement is terminated (without the business combination being consummated) prior to the issuance of such shares of common stock, the Company will not issue such shares of common stock.

Vote Required for Approval
The approval of the Stock Issuance Proposal requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon.
Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting) and an abstention from voting will have no effect on the outcome of this proposal.
The Stock Issuance Proposal is conditioned upon approval of the other Condition Precedent Proposals. If the other Condition Precedent Proposals are not approved, the Stock Issuance Proposal will have no effect, even if approved by our stockholders. The Closing of the Business Combination Agreement is conditioned on the approval of the Stock Issuance Proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.
The existence of financial and personal interests of Clean Earth’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is in the best interests of Clean Earth and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Information About Clean Earth — Conflicts of Interest” for a further discussion.

THE INCENTIVE PLAN PROPOSAL
Unless the context otherwise requires, references in this section to “we”, “us”, “our”, “Alternus” or the “Company” generally refer to Alternus Clean Energy Inc. from and after the business combination.
Overview
On [•], 2023, Clean Earth’s board of directors approved and adopted the 2023 Equity Incentive Plan (the “2023 Plan”), effective as of and contingent on the consummation of the business combination, and subject to approval of Clean Earth stockholders. If the 2023 Plan is approved by Clean Earth stockholders and the business combination is consummated, Alternus will be authorized to grant equity and cash incentive awards to eligible service providers pursuant to the 2023 Plan. Clean Earth is asking its stockholders to approve the 2023 Plan, the material terms of which are described below.
A copy of the 2023 Plan is attached as Annex F and the description below is qualified in its entirety by reference to the attached plan document.
Summary of the Alternus Clean Energy Inc. 2023 Equity Incentive Plan
The following is a brief summary of the principal provisions of the Alternus Clean Energy Inc. 2023 Equity Incentive Plan (the “Incentive Plan”), and is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is included in this registration statement as Annex F.
Purpose of the Incentive Plan
The purpose of the Incentive Plan is to secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for our success and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the common stock through the granting of awards thereunder. We believe that the equity-based awards to be issued under the Incentive Plan will motivate award recipients to offer their maximum effort to the Company and help focus them on the creation of long-term value consistent with the interests of our stockholders. The Company believes that grants of incentive awards are necessary to enable the Company to attract and retain top talent.
Principal Features
This section summarizes certain principal features of the Incentive Plan.
Eligibility.   The Company’s employees, consultants and directors, and employees and consultants of its affiliates, may be eligible to receive awards under the Incentive Plan. Following the Closing, the Company is expected to have approximately 58 employees, 6 non-employee directors and 14 consultants who may be eligible to receive awards under the Incentive Plan.
Award Types.   The Incentive Plan provides for the grant of incentive stock options (“ISOs”) to employees and for the grant of non-statutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants.
Share Reserve.   The aggregate number of shares of common stock that may be subject to awards under the Incentive Plan will not exceed 8,000,000 shares. The foregoing aggregate share limitation is subject to adjustment in the event of a recapitalization, stock split, stock dividend or similar corporate transaction. Shares issued under the Incentive Plan may be authorized but unissued or reacquired shares. Shares subject to stock awards granted under the Incentive Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under the Incentive Plan. Additionally, shares issued pursuant to stock awards under the Incentive Plan that are repurchased or forfeited, as well as shares that are reacquired as consideration for the exercise or purchase price of a stock award or to satisfy tax withholding obligations related to a stock award, will become available for future grant under the Incentive Plan.

Plan Administration.   The Company’s Board, or a duly authorized committee thereof, will have the authority to administer the Incentive Plan. The Company’s Board may also delegate to one or more officers the authority to: (i) designate employees other than officers to receive specified stock awards and (ii) determine the number of shares to be subject to such stock awards. Subject to the terms of the Incentive Plan, the plan administrator has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the Incentive Plan. The plan administrator has the power to modify outstanding awards under the Incentive Plan. Subject to the terms of the Incentive Plan, the plan administrator also has the authority to reprice any outstanding option or stock award, cancel and re-grant any outstanding option or stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.
Stock Options.   ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Incentive Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of the common stock on the date of grant (however, a stock option may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the Incentive Plan, and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code). Options granted under the Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the Incentive Plan, up to a maximum of ten years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws or the Company’s insider trading policy. If an option holder’s service relationship ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. Options generally terminate immediately upon the termination of an option holder’s service for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of the common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include: (i) cash, check, bank draft, or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of the common stock previously owned by the option holder, (iv) a net exercise of the option if it is an NSO and (v) other legal consideration approved by the plan administrator.
Tax Limitations on ISOs.   The aggregate fair market value, determined at the time of grant, of the common stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all stock plans maintained by the Company may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the option is not exercisable after the expiration of five years from the date of grant.
Restricted Stock Awards.   Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Except as provided otherwise in the applicable award agreement, if a participant’s service relationship ends for any reason, the

Company may receive through a forfeiture condition or a repurchase right any or all of the shares held by the participant under the participant’s restricted stock award that have not vested as of the date the participant terminates service.
Restricted Stock Unit Awards.   Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Stock Appreciation Rights.   Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of the common stock on the date of grant (however, a stock appreciation right may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the Incentive Plan, and in a manner consistent with the provisions of Sections 409A). A stock appreciation right granted under the Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.
Performance Awards.   The Incentive Plan permits the grant of performance-based stock and cash awards. The plan administrator may structure awards so that the shares of the common stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of the common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the plan administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the performance goals. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable award agreement or the written terms of a performance cash award. The performance goals may differ from participant to participant and from award to award.
Other Stock Awards.   The plan administrator may grant other awards based in whole or in part by reference to the common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit.   The aggregate value of all compensation granted or paid by the Company to any individual for service as a non-employee director with respect to any calendar year (such period, the “annual period”), including stock awards and cash fees paid by the Company to such non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the board during such annual period, $1,200,000 in total value. For purposes of these limitations, the value of any such stock awards is calculated based on the grant date fair value of such stock awards for financial reporting purposes.
Changes to Capital Structure.   In the event there is a specified type of change in the Company’s capital structure, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, appropriate adjustments will be made for the purposes of preventing dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan to (i) the class(es) and maximum number of shares of the common stock subject to the Incentive Plan and the maximum number of shares by which the share reserve may annually increase; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of common stock subject to outstanding awards.
Corporate Transactions.   The following applies to stock awards under the Incentive Plan in the event of a corporate transaction, as defined in the Incentive Plan, unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or unless otherwise expressly provided by the plan administrator at the time of grant. In the event of a corporate transaction, any stock awards outstanding under the Incentive Plan may be assumed, continued or substituted by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the plan administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants. In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value, at the effective time, to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.
Change in Control.   In the event of a change in control, as defined under the Incentive Plan, awards granted under the Incentive Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.
Plan Amendment or Termination.   The Company will have the authority to amend, suspend, or terminate the Incentive Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date the board of directors of the Company adopts the Incentive Plan.

Certain U.S. Federal Income Tax Aspects of Awards Under the Incentive Plan
This is a brief summary of the federal income tax aspects of awards that may be made under the Incentive Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the Incentive Plan depend upon the type of award.
Incentive Stock Options.   The recipient of an ISO generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of the common stock from exercised ISOs are disposed of, by sale or otherwise. If the ISO recipient does not sell or dispose of the shares of the common stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of the common stock as of the date of exercise will be treated as a long-term capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. The Company will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.
Non-statutory Stock Options.   The recipient of an NSO generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of NSOs when the options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed to the recipient as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. The Company will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.
Other Awards.   Recipients who receive restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of the common stock on the exercise date over the exercise price. The Company will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.
Incentive Plan Benefits
Grants of awards under the Incentive Plan are subject to the discretion of the plan administrator. Therefore, it is not possible to determine the future benefits that will be received by participants under the Incentive Plan.
Interests of Directors and Officers
When you consider the recommendation of the board of directors in favor of approval of the Incentive Plan, you should keep in mind that certain directors and officers may have interests in the Incentive Plan that are different from, or in addition to, your interests as a stockholder or warrant holder, including, among other things, the existence of financial and personal interests.

Form S-8
Following the consummation of the business combination, when permitted by SEC rules, we intend to file with the SEC a registration statement on Form S-8 covering the common stock issuable under the Incentive Plan.
Vote Required for Approval
The approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by Clean Earth’s stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon. Failure to submit a proxy at the special meeting, an abstention from voting and a broker non-vote will have no effect on the outcome of the Incentive Plan Proposal. The business combination is not conditioned on the approval and adoption of the Incentive Plan Proposal. The Incentive Plan Proposal is conditioned upon the approval of the Condition Precedent Proposals. If the Condition Precedent Proposals are not approved, the Incentive Plan Proposal will have no effect, even if approved by our stockholders.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.
The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Information About Clean Earth — Conflicts of Interest” for a further discussion.

THE DIRECTOR ELECTION PROPOSAL
Overview
The Company’s board of directors is currently divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term.
Director Nominees
Our board of directors has determined to increase the size of the board from four to seven directors if the business combination is completed.
The Company’s stockholders are being asked to consider and vote upon a proposal to elect seven directors to our board of directors, effective immediately upon the Closing of the business combination, with each Class I director having a term that expires at our annual meeting of stockholders in 2024, each Class II director having a term that expires at our annual meeting of stockholders in 2025 and each Class III director having a term that expires at our annual meeting of stockholders in 2026, or, in each case, when his or her respective successor is duly elected and qualified, or upon his or her earlier death, resignation, retirement or removal.
We are proposing that Vincent Browne, John P. Thomas and Aaron T. Ratner serve as the Class III directors, Nicholas Parker and Tone Bjornov be selected by Alternus serve as Class II directors and Mohammed Javade Chaudhri and Candice Beaumont serve as Class I directors. Aaron T. Ratner, Nicholas Parker and Candice Beaumont were nominated by the Company and Vincent Browne, John P. Thomas and Mohammed Javade Chaudhri were nominated by Alternus.
Because our board of directors is currently classified and our directors currently serving in Class I, Class II and Class III have terms that extend beyond the special meeting, these directors have tendered their contingent resignations from their current terms, conditioned upon the approval of the Condition Precedent Proposals. These resignations will take effect immediately prior to the Closing, and if the requisite vote of the stockholders is obtained, each of these directors will begin a new terms as directors on our board of directors.
For biographical information concerning each director nominee, please see the section entitled “Management of the Company Following the Business Combination.”
Vote Required for Approval
The election of directors is decided by a plurality of the votes cast by the stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote on the election of directors. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors.
Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting) and an abstention from voting will have no effect on the election of directors.
The election of the seven director nominees under this Director Election Proposal is conditioned on the approval of the other Condition Precedent Proposals. If the other Condition Precedent Proposals, are not approved, our board of directors will remain as currently composed. The Closing of the Business Combination Agreement is conditioned on the approval of the Director Election Proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS.
The existence of financial and personal interests of Clean Earth’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is in the best interests of Clean Earth and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Information About Clean Earth — Conflicts of Interest” for a further discussion.

THE ADJOURNMENT PROPOSAL
The Adjournment Proposal allows our board of directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived. In no event will Clean Earth solicit proxies to adjourn the special meeting or consummate the business combination beyond the date by which it may properly do so under the Current Charter.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the board of directors may not be able to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived. In such events, the business combination would not be completed. If Clean Earth does not consummate the Business Combination Proposal and fails to complete an initial business combination by the Termination Date, Clean Earth will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to its public stockholders.
The approval of the Adjournment Proposal is not a condition to the consummation of the business combination.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the votes cast by holders of our Class A common stock and Class B common stock present in person (which would include presence at the virtual special meeting) or by proxy at the special meeting and entitled to vote thereon, voting as a single class. Failure to vote by proxy or to vote in person (which would include presence at the virtual special meeting) at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.
The existence of financial and personal interests of Clean Earth’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is in the best interests of Clean Earth and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Information About Clean Earth — Conflicts of Interest” for a further discussion.

INFORMATION ABOUT CLEAN EARTH
Introduction
We are a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to executing the Business Combination Agreement, the Company’s efforts were limited to organizational activities, completion of the IPO and the evaluation of possible business combinations.
Initial Public Offering
We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.
On August 17, 2021, the Sponsor paid $25,000 in consideration for 5,750,000 founder shares, or approximately $0.004 per share, to cover certain of our offering costs in connection with the IPO. On February 7, 2022, the Company effected a 1:1.33333339 stock split of its Class B common stock, resulting in our initial stockholder holding 7,666,667 founder shares. The 7,666,667 founder shares have an aggregate market value of approximately $81,113,337 based upon the closing per share price of $10.58 on Nasdaq on October 4, 2023.
On February 28, 2022, we consummated the IPO of 23,000,000 units, including the issuance of 3,000,000 units as a result of the underwriters’ exercise of their over-allotment option in full. The units were sold at a price of $10.00 per unit, generating gross proceeds of $230 million.
On February 28, 2022, in connection with the closing of the IPO, the Sponsor purchased 890,000 private units from the Company at a price of $10.00 per private unit, for an aggregate purchase price of $8,900,000. Each private unit consists of one share of Class A common stock and one-half of one warrant. The 890,000 private units have an aggregate market value of approximately $9,434,000 based upon the closing per public share price of $10.58 and the public warrant price of $0.04 on Nasdaq on October 4, 2023.
Upon the closing of the IPO and the sale of the private warrants, $232,300,000 was placed in the trust account maintained by American Stock Transfer & Trust Company, acting as trustee. The funds held in the trust account are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by us.
On May 25, 2023, at the May Special Meeting, Clean Earth’s stockholders approved certain proposals giving the Company the right to extend the date by which it has to complete a business combination up to six times, from May 28, 2023 to November 28, 2023, composed of six one-month Extensions provided that the Sponsor (or its affiliates or designees) agrees to deposit into the trust account on the then-applicable Extended Date, for each Extension, the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A common stock not redeemed in connection with the May Special Meeting in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. As of the date of this proxy statement, in connection with the Company’s exercise of Extensions, the Sponsor has deposited into the trust account $780,000 in Extension Payments, in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a business combination, unless there are funds available outside the trust account to do so. In connection with the May Special Meeting, stockholders properly elected to redeem an aggregate of 14,852,437 shares of Class A common stock, and approximately $154,152,327 was withdrawn from the trust account to pay for such redemptions, leaving approximately $84,562,944 in the trust account following the May Special Meeting, exclusive of any Extension Payments. As a result of the redemptions, Clean Earth now has less liquidity and fewer round-lot holders of public shares, which may make it more difficult for the Company to meet all of the Nasdaq listing requirements. Since it is a condition to closing to receive the approval for listing by Nasdaq of the shares of the Combined

Company to be issued in connection with the transactions contemplated by the Business Combination Agreement, the Company’s reduced public float may make it more difficult for Clean Earth to meet all of the Nasdaq listing requirements, and to consummate the Business Combination.
Fair Market Value of Alternus’ Business
Nasdaq rules require that we must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) at the time of our signing a definitive agreement in connection with our initial business combination. We will not complete a business combination unless we acquire a controlling interest in a target company, or we are otherwise not required to register as an investment company under the Investment Company Act. Our board of directors determined that this test was met in connection with the proposed business combination. For more information, please see the section entitled “The Business Combination Proposal — Satisfaction of 80% Test” for more information.
Stockholder Approval of Business Combination
Under the Current Charter, in connection with any proposed business combination, we must seek stockholder approval of an initial business combination at a meeting called for such purpose at which public stockholders may seek to redeem their public shares, subject to the limitations described in the prospectus for the IPO. Accordingly, in connection with the business combination, the Company’s stockholders may seek to redeem the public shares that they hold in accordance with the procedures set forth in this proxy statement.
Voting Restrictions in Connection with Stockholder Meeting
In connection with the entry into the Business Combination Agreement, the Sponsor entered into the Sponsor Support Agreement, pursuant to which each of the Sponsor agreed to, among other things, vote all of its or his shares of common stock in favor of the Business Combination Proposal and each of the other proposals presented by the Company at the special meeting. As of the date hereof, the Sponsor owns 51% of the Company’s total outstanding shares of common stock.
Liquidation if No Business Combination
Our amended and restated certificate of incorporation provides we must complete the initial business combination by the Termination Date. If we have not completed an initial business combination by the Termination Date we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire without value to the holders if we fail to complete our initial business combination within the completion window.
Our Sponsor, officers and directors will not be entitled to rights to liquidating distributions from the trust account with respect to any founder shares held by them if we fail to complete our initial business combination by the Termination Date. However, if our Sponsor, officers or directors acquire public shares in or after the IPO, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the completion window.
Our Sponsor, initial stockholder, officers and directors have agreed that they will not propose any amendment to our amended and restated certificate of incorporation that would affect our public stockholders’ ability to convert or sell their shares to us in connection with a business combination as described herein or affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination within the completion window unless we provide our public stockholders with the opportunity to convert their shares of Class A common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us but net of franchise and income taxes payable, divided by the number of then outstanding public shares. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our Sponsor, initial stockholder, executive officers, directors or any other person.
Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. It is our intention to redeem our public shares as soon as reasonably possible following the Termination Date, and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.
Furthermore, if the pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not complete our initial business combination within the required time period is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the Delaware General Corporation Law, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.
Because we will not be complying with Section 280 of the Delaware General Corporation Law, Section 281(b) of the Delaware General Corporation Law requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
If we are unable to complete an initial business combination and expend all of the net proceeds of the IPO, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the initial per-share redemption price would be approximately $10.425 per share based on the amount in the trust account on June 30, 2023 and after giving effect to the Special Meeting Redemptions and $805,000 in deferred underwriting commissions. As discussed above, the proceeds deposited in the trust account could become subject to claims of our creditors that are in preference to the claims of public stockholders.
Our public stockholders shall be entitled to receive funds from the trust account only in the event of our failure to complete a business combination within the required time period, if the stockholders seek to have us convert or purchase their respective shares upon a business combination which is actually completed by us or upon certain amendments to our amended and restated certificate of incorporation prior to consummating an initial business combination. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust account.

If we are forced to file a bankruptcy or insolvency case or an involuntary bankruptcy or insolvency case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $10.10 per share.
If we are forced to file a bankruptcy or insolvency case or an involuntary bankruptcy or insolvency case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders.
Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after the Termination Date, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith, and thereby exposing itself and our Company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.
Properties
Our executive offices are located at 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738. Our executive offices are provided to us by the Sponsor and we have agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to members of the Company’s management team. Upon completion of the Company’s initial business combination or liquidation, the Company will cease paying these monthly fees. We consider our current office space adequate for our current operations.
Employees
We currently have two executive officers: Aaron Ratner and Martha Ross. These individuals are not obligated to devote any specific number of hours to our matters, but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the business combination process we are in. We do not intend to have any full-time employees prior to the completion of our initial business combination.
Directors and Executive Officers
Our officers and directors are as follows:
Name	Age	Title
Aaron T. Ratner	48	Chief Executive Officer
Martha F. Ross	61	Chief Financial Officer and Chief Operating Officer
Nicholas Parker	63	Chairman of the Board of Directors
Candice Beaumont	49	Director
Bradford Allen	66	Director
Michael R. Vahrenkamp	58	Director
Aaron T. Ratner serves as our Chief Executive Officer. He is also the Co-Founder and Managing Partner of Vectr Carbon Partners, an early-stage global ClimateTech venture capital fund based in Hong Kong. From 2016 to 2022 he was the ClimateTech Venture Partner at Vectr Ventures. He is also a Co-Founder of Climate Risk Partners, a risk advisory firm focused on the energy transition. Aaron is also an Operating Partner with Nexus PMG, a leading infrastructure advisory and project development organization dedicated to reducing carbon intensity and enhancing resource efficiency. Aaron has over 20 years of domestic and international investment and advisory experience, including 8 years in Asia, focusing on venture capital, climate technology, infrastructure investing, energy, and agriculture.From 2020 to 2022, Aaron was the President of Cross River Infrastructure Partners, a platform of development companies deploying climate technologies into sustainable infrastructure projects across carbon capture, hydrogen, advanced SMR nuclear, and sustainable protein, with a focus on first and early commercial projects. From 2016 to 2020, Aaron was a Managing Director and the Head of Origination at Ultra Capital, a sustainable infrastructure project finance fund manager. At Ultra, he held seats on the Investment Committee and the Board of Directors. Prior to joining Ultra Capital, Aaron was the first Developer in Residence at Generate Capital, where he invested in waste-to-energy and waste-to-value projects. From 2012 to 2014 Aaron was the President of i2 Capital, an impact investment merchant bank with a focus on landscape-scale conservation finance. While at i2, he worked on the Sweetwater River Conservancy in Wyoming, one of the largest mitigation banks in the United States with ~1.3 million acres under conservation management. In 2010, Aaron founded Emerging Energy International, a Hong Kong-based developer of mobile electrical power projects in emerging markets. Aaron began his career as a foreign market entry strategist at WKI, a global strategic consulting firm based in Virginia, and then as an Analyst in the Internet Investment Banking Group at Merrill Lynch in Palo Alto, CA. In 2000, he moved to Hong Kong to work for Simon Murray & Company, a Pan-Asian multi-strategy investment and advisory firm. Aaron attended the Stanford University Graduate School of Business and completed his undergraduate education at the University of Pennsylvania (Economics (Honors) and International Relations) and Jochi University, Tokyo.
Martha F. Ross serves as our Chief Financial Officer and Chief Operating Officer. Ms. Ross brings over 25 years of global financial, strategic growth and accounting leadership experience in tech, manufacturing, communications, banking and electric power generation including renewables, with experience including various government-funded and regulated industries. Her career expertise is helping organizations scale through high growth and high change, whether organically, through mergers and acquisitions or significant business model changes involving outside investors. From January 2021 to present, she has been founder and Chief Executive Officer of Renaissance Knowledge LLC, and since April 2023, she has been CEO of CFO, COO and BPI Consulting, LLC, specializing in chief financial officer, chief operations officer and business process improvement consulting. From March 2023 to present, she is the Executive Vice President of Finance at Kinect Solar, a global solar supply chain solutions provider, serving suppliers, contractors developers and installers, in all channels, to buy, ship, sell and store solar equipment, providing start to finish optimization. From May 2017 to October 2020, Ms. Ross served as Chief Financial Officer for the Housing Authority of the City of Austin, with annual revenues over $540 million, where she drove strategies aimed at safeguarding property, investments and funds to improve governance for more than 20,000 residents. She also led operational and programmatic finance strategy, focusing on infrastructure modernization, to meet the needs of the fastest growing metropolitan city in America. From 2012 to 2016, Ms. Ross served as Chief Financial Officer, U.S. Central Region, for Hill and Knowlton Strategies, a subsidiary of WPP plc (NYSE: WPP), where she oversaw reporting to the parent company for their public reporting and streamlining and strengthening accounting, financial reporting, Sarbanes-Oxley and internal audit controls. From 2004 to 2011 she was Business Unit Manager for Wholesale Power Services and Shared Services at the Lower Colorado River Authority, supporting $1.2 billion in revenues and $4.7 billion in assets, including budgeting and capital planning for electric power generation. Previously, she held various financial leadership roles while working at Dell Inc. for nine years while it was publicly traded on Nasdaq, during which time she was responsible for global commercial account revenues, working with external auditors and financial reporting. She started her career in banking as a commercial lender in a holding company since acquired by Chase. Ms. Ross is a Texas Certified Public Accountant based in Austin, is an active member of the American Institute of Certified Public Accountants and is designated as an International Mergers and Acquisitions Professional by the Institute for Mergers Acquisitions and Alliances. She attended The University of Texas and obtained both a Bachelor’s in Business Administration in Accounting and a Master’s in Science in Technology Commercialization.
Nicholas Parker serves as our Executive Chairman. Since 2002, Mr. Parker has served as Chairman of Toronto-based Parker Venture Management Inc., a private company through which he controls investments in, and advises on, clean and smart technology businesses and platforms globally, including previously serving as chairman of UGE International LTD (TSX:UGE), a public solar renewable energy development company. From January 2014 to September 2019, Mr. Parker served as Managing Partner of Global Acceleration Partners Inc., an Asia-focused technology cooperation platform in the energy, environment and water sectors. From 2002 to 2013, Mr. Parker was Co-founder and Executive Chairman of Cleantech Group LLC, a San Francisco-based research and consulting and convening firm that created and served the worldwide cleantech innovation community, which he successfully sold in 2009, with partial turnout through 2011. During his tenure at Cleantech Group, its startup clients raised over $6 billion from investors. From 1999 to 2004, Mr. Parker was Co-founder and Principal of Emerald Technology Ventures, a leading trans-Atlantic venture manager focused on energy and resource productivity. During this period, Mr. Parker led an investment in Evergreen Solar, which in 2000 became the second solar initial public offering to be listed on Nasdaq. From 1996 to 1999, Mr. Parker was Senior Vice President of Environmental Capital Corporation, a Boston-based investment company majority-owned by Maurice Strong and his family. Mr. Parker started his business career in 1988 as Co-founder and President of The Delphi Group, one of Canada’s leading environmental strategy firms, through which he built and sold its London-based corporate finance arm. Mr. Parker holds a B.A. Hons in Technology Studies from Carleton University and a Master’s in Business Administration in International Business from the CASS Business School, London.
Candice Beaumont serves as a member of our board of directors. Ms. Beaumont has served since 2016 as Chairman of the Salsano Group, a Panama based family office and conglomerate invested in private equity. From 2003 to present, Ms. Beaumont has served as Chief Investment Officer of L Investments, a single-family office invested in public and private equity. Ms. Beaumont is a member of the board of directors of Clean Earth Acquisitions Corp. (Nasdaq: CLINU), a special purpose acquisition company that is focused on acquiring a company in the clean energy and renewable energy sector, that completed its initial public offering in February 2022, as well as Israel Acquisitions Corp a special purpose acquisition company that completed its IPO in January 2023. (Nasdaq: ISRLU) Beginning in March 2021 Candice began to serve as Advisor to Athena Technology Acquisition Corp (NYSE: ATHN.U) and as Advisor of Springwater Situations Corp. (NASDAQ: SWSSU), a special purpose acquisition company formed to effectuate a merger or similar transaction with one or more businesses, which completed its initial public offering on August 25, 2021. She speaks at numerous family office and investment conferences globally, including the Stanford University Graduate School of Business Global Investor’s Forum, is a NYU Stern Family Office Council member serving on the Steering Committee, and is an Advisory Board member of the Family Office Association. From 2012 to 2014, Ms. Beaumont was a member of the Board of Directors of I2BF Venture Fund II, a Dubai Financial Services Authority regulated clean tech venture capital firm with offices in Dubai, New York and London. Ms. Beaumont remains committed to community and philanthropic causes and serves on the International Council of Advisors for Global Dignity, a charity founded by Crown Prince Haakon of Norway to foster global respect and dignity across all borders, genders, religions and races. Ms. Beaumont was part of the Milken Young Leaders Circle and is a member of the Milken Institute, as well as an active member of Young Presidents Organization. She started her career in Corporate Finance at Merrill Lynch in 1996 and worked as an investment banker at Lazard Frères from 1997 to 1999, during which time she executed over $20 billion of merger and acquisition advisory assignments. Ms. Beaumont also worked in private equity at Argonaut Capital from 1999 to 2001. Ms. Beaumont obtained a Bachelor in Business Administration from the University of Miami, graduating first in her class with a major of International Finance & Marketing. Ms. Beaumont was Captain of the University of Miami varsity tennis team, where she earned Academic All American honors, and is also a former world-ranked professional tennis player. She completed Global Leadership & Public Policy for the 21st Century at Harvard Kennedy School in 2015. Ms. Beaumont was honored by Trusted Insight as one of the Top 30 Family Office Chief Investment Officers in 2017 and as a Young Global Leader by the World Economic Forum in 2014. Ms. Beaumont has a broad network of relationships, including investors in private and public equity, leading venture capital firms with compelling pre-initial public offering companies and has expertise sourcing deals, evaluating private and public businesses, and conducting detailed due diligence and risk management.
Bradford Allen serves as a member of our board of directors. Brad is a seasoned financier, entrepreneur, and business executive, having spent the past 35 years in senior roles in New York, Los Angeles and Hong Kong. His experience in finance covers private wealth management, investment banking and venture capital, including fundraising and mergers and acquisitions. As an entrepreneur, Brad has founded/co-founded five startup companies, and successfully exited three companies (so far) in the technology, e-commerce and enterprise software sectors. His most recent success was co-founding the leading virtual reality technology company, NextVR, which was acquired in 2020 by Apple. Brad led the team in funding as well as multi-year partnerships with the NBA, NFL, Fox Sports and Live Nation, amongst others. After NextVR, Brad became the Executive Chairman of Vaunt Inc., a sports and entertainment IP development company creating unique experiences, content and competitions with professional athletes, artists and influencers. Brad is also advisor to several early and growth stage tech companies as well as currently being a board director of Clean Earth Acquisitions Corp., a climate technology and energy transition-focused special purpose acquisition company. Brad graduated from Villanova University with a bachelor’s degree in business administration and currently resides in Laguna Beach, California with his wife and two children.
Michael R. Vahrenkamp serves as a member of our board of directors. Mr. Vahrenkamp brings over 25 years of international technology and environmental services experience as a company builder and developer, a cultural relationship builder and innovative solution finder. From August 2018 to April 2020, he served as a Co-founder of ecoworks GmbH, where he started and developed a construction solution provider targeting the refurbishment of multifamily houses in Germany to a net zero standard using a serial pre-production approach. Prior to ecoworks GmbH, from December 2015 to April 2018, Mr. Vahrenkamp worked as an investment manager with the Green Growth Fund 1 on financial restructuring towards triple bottom line results (focusing on social and environmental concerns), international expansion, cultural bridging and team efficiency. From 2010 to 2015, as Chief Executive Officer of STEAG Energy Services do Brasil, he developed the local service company into an established regional service provider and project developer with a strategic shift towards renewable energies, especially large biomass, industry scale cogeneration and small solar and hydro energy generation plants in Brazil, Argentina and Chile. Previously, from 2004 until 2009, Mr. Vahrenkamp ran his own investment and service company, econetworks ltda. where he invested as an angel and seed investor in technology companies and projects, and where he led the M&A and post-merger integration process of two industrial water service companies into the FOXX HAZTECH Group. From 1997 to 2003, as Chief Technology Officer and Chief Executive Officer of Globaststar do Brasil, an EADS and LORAL Space company, he implemented and operated a low-earth-orbit satellite telephony and data network services in Brazil. Mr. Vahrenkamp is based in Berlin, Germany, where he holds a Master of Science degree in Aerospace Engineering from the University of Oklahoma and is a long time Young Presidents’ Organization member.
Executive and Director Compensation
None of our executive officers or directors have received any cash compensation for services rendered to us. Commencing on the date that our securities were first listed on Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we will pay the Sponsor for office space, secretarial and administrative services provided to members of our management team $10,000 per month. We intend to reimburse each of our independent director nominees and our senior advisor for up to 10 hours of personal private air travel for an aggregate amount of up to $350,000 for service on our board of directors and as our senior advisor. In addition, the Sponsor, our executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to the Sponsor and our executive officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from (i) funds held outside the trust account or (ii) interest earned on the trust account and released to us to pay our taxes. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the Company to the Sponsor, officers, directors or senior advisor, or any affiliate of the Sponsor or officers, prior to completion of our initial business combination.
Number and Terms of Office of Officers and Directors
Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to the Current Charter.
In 2022, our board of directors held 20 meetings. No annual meeting was held in 2022.

Board Leadership Structure and Role in Risk Oversight
If our board of directors convenes for a meeting, the non-management directors will meet in executive session if the circumstances warrant. Given the composition of our board of directors with a strong slate of independent directors, our board of directors does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if the circumstances change.
Our board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to our board of directors to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of our financial statements and the independent audit thereof. Management furnishes information regarding risk to our board of directors as requested.
Director Independence
Nasdaq rules require that a majority of our board of directors be independent within one year of the IPO. An “independent director” is defined generally as a person who, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). Our board of directors has determined that Candice Beaumont, Bradford Allen and Michael Vahrenkamp are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.
After the Closing, Alternus will be the controlling shareholder of the Company post-Closing. Alternus will own approximately, assuming no redemptions by Clean Earth’s shareholders, 62% of Clean Earth at closing. As a result, Clean Earth will be a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including:
(i)
the requirement that a majority of our board of directors consist of “independent directors” as defined under the rules of Nasdaq;

(ii)
the requirement that we have a compensation committee that is composed entirely of directors who meet the Nasdaq independence standards for compensation committee members; and

(iii)
the requirement that our director nominations be made, or recommended to our full board of directors, by our independent directors or by a nominations committee that consists entirely of independent directors.

Following the Closing, we are permitted to utilize these exemptions. If we utilize such exemptions available to controlled companies, we may not have a majority of independent directors, our nominations committee and compensation committee may not consist entirely of independent directors and such committees may not be subject to annual performance evaluations. Accordingly, under these circumstances, you will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of Nasdaq.
Committees of the Board of Directors
Our board of directors has established three standing committees: an audit committee, a nominating committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the nominating and compensation committees of a listed company be comprised solely of independent directors.

Audit Committee
Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. We have established an audit committee of the board of directors, which consists of Candice Beaumont, Bradford Allen and Michael Vahrenkamp, all of whom meet the independent director standard under NASDAQ’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Mr. Allen serves as Chairman of our audit committee.
We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
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meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

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monitoring the independence of the independent registered public accounting firm;

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verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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inquiring and discussing with management our compliance with applicable laws and regulations;

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pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

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appointing or replacing the independent registered public accounting firm;

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determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

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monitoring compliance on a quarterly basis with the terms of the IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the IPO; and

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reviewing and approving all payments made to our existing stockholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

During 2022, the audit committee held 5 meetings.
Compensation Committee
Our board of directors has established a compensation committee of our board of directors. The members of our compensation committee are Candice Beaumont, Bradford Allen and Michael Vahrenkamp serves as the chairman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have a compensation committee comprised entirely of independent directors. Candice Beaumont, Bradford Allen and Michael Vahrenkamp are independent. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•
reviewing and approving the compensation of all of our other Section 16 executive officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
During 2022, the compensation committee held no meetings.
Nominating Committee
We have established a nominating committee of the board of directors, which consists of Candice Beaumont, Bradford Allen and Michael Vahrenkamp, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.
The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide those persons to be nominated:
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should have demonstrated notable or significant achievements in business, education or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.
Communication with Directors
Our board of directors has established a process for stockholders to send communications to them. Stockholders may communicate with our board of directors generally or a specific director at any time by writing to the Company’s Secretary, c/o Clean Earth Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738. We will review all messages received and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our board of directors. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our board of directors generally, to the Chief Executive Officer. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our board of directors.

Code of Ethics
We have adopted a Code of Ethics that applies to all of our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business.
We have previously filed copies of our form of Code of Ethics, our form of Audit Committee Charter and our form of Compensation Committee Charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738 or by telephone at (800) 508-1531.
Conflicts of Interest
Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities, pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations to present the opportunity to such entity, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We believe, however, that the fiduciary duties or contractual obligations of our officers or directors will not materially affect our ability to complete our initial business combination. The Current Charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.
In addition, the Sponsor and our officers and directors may sponsor or form other special purpose acquisition companies similar to ours or may pursue other business or investment ventures during the period in which we are seeking an initial business combination. Any such companies, businesses or investments may present additional conflicts of interest in pursuing an initial business combination. However, we do not believe that any such potential conflicts would materially affect our ability to complete our initial business combination.
When you consider the recommendation of our board of directors that you vote in favor of approval of the business combination, you should be aware that the initial stockholder and the Company’s directors and officers, have interests in the business combination that may be different from, or in addition to, the interests of the Company’s other stockholders and warrant holders. These interests include:
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The Sponsor and our officers and directors will lose their entire investment in us if we do not complete a business combination within the completion window.

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On August 17, 2021, the Sponsor paid $25,000 in consideration for 5,750,000 founder shares, or approximately $0.004 per share, to cover certain of our offering costs in connection with the IPO. On February 7, 2022, the Company effected a 1:1.33333339 stock split of its Class B common stock, resulting in our initial stockholder holding 7,666,667 founder shares. The 7,666,667 founder shares have an aggregate market value of approximately $81,113,337 based upon the closing per share price of $10.58 on Nasdaq on October 4, 2023.

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On February 28, 2022, in connection with the closing of the IPO, the Sponsor purchased 890,000 private units from the Company at a price of $10.00 per private unit, for an aggregate purchase price of $8,900,000. Each private unit consists of one share of Class A common stock and one-half of one warrant. The 890,000 private units have an aggregate market value of approximately $9,434,000 based upon the closing per share price of $10.58 and the public warrant price of $0.04 on Nasdaq on October 4, 2023.

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On May 25, 2023 we obtained consent of our stockholders to extend the period of time Clean Earth has to consummate its initial business combination up to six times from May 28, 2023 to

November 28, 2023, composed of six one-month Extensions for a total of six months after May 28, 2023. As of the date of this proxy statement, in connection with the Company’s exercise of Extensions, the Sponsor has deposited into the trust account $780,000 in Extension Payments, in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a business combination, unless there are funds available outside the trust account to do so.

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In the event that the Company does not complete a business combination within the completion window, the 7,666,667 founder shares and 890,000 private units, consisting of 890,000 private shares and 445,000 private warrants, for which the Sponsor and our officers and directors have invested a total of $8,925,000 and which have an approximate aggregate market value of $90,547,337 as of October 4, 2023, (a portion of which is allocable to each of our officers and directors who made capital contributions to the Sponsor), will expire worthless, the Company may be unable to pay up to $1,500,000 in working capital loans used expected to be repaid by the Company to the Sponsor and our officers and directors upon consummation of the business combination. After the business combination, assuming no redemptions, the Sponsor will beneficially own approximately 2,555,556 founder shares that will become subject to vesting upon the occurrence of certain stock price milestones or upon the occurrence of certain events. As a result, the Sponsor and our officers and directors have an aggregate of up to $90,547,337 at risk that depends on the completion of a business combination within the completion window.

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The initial stockholder and our officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the business combination. In addition, the initial stockholder and our officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company fails to complete a business combination within the completion window. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if we fail to complete our initial business combination within the completion window. Our initial stockholder and our officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.

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The nominal purchase price paid by the Sponsor and our officers and directors for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the business combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of our common stock is substantially less than $10.00 per share. As a result, the Sponsor and our officers and directors are likely able to recoup their investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and our officers and directors may have an economic incentive that differs from that of our public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the trust account to the public stockholders, even if that business combination were with a riskier or less-established target business.

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Following the consummation of the business combination, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

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Upon the Closing, Aaron T. Ratner, our chief executive officer, Nicholas Parker, Chairman of the board of directors and Candice Beaumont, a director, are expected to serve on the Company’s board of directors. As such, in the future they may receive any cash fees, stock options or stock awards that the Company and its board of directors determines to pay to its directors and/or officers.

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In connection with the Closing, we will enter into the Investor Rights Agreement, which will provide certain of the Company’s stockholders, including the Sponsor and holders of the founder shares, private shares, private warrants and shares of common stock issuable upon conversion of the founder shares and private warrants, with certain rights including, registration rights.

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Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the Company’s officers and directors are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. As of October 5, 2023, the total aggregate amount of such out-of-pocket expenses expected to be repaid by the Company upon consummation of the business combination is approximately $1,500,000 in total allowed working capital loans.

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In connection with the Closing, the Sponsor and our officers and directors would be entitled to the repayment of any working capital loans and advances that have been made to the Company and remain outstanding. In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the Sponsor initially loaned $350,000 to the Company, in accordance with an unsecured promissory note (the “Working Capital Note”) issued on September 26, 2022, under which up to $850,000 may be advanced. Working Capital Loans, including the Working Capital Note, consistent with the prospectus relating to the IPO would either be paid upon completion of a business combination, without interest, or, at the holder’s discretion, up to $1,500,000 could be converted into units at a price of $10.00 per unit. The units would be identical to the private units. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans, but no proceeds held in the trust account would be used to repay the Working Capital Loans. On August 8, 2023, the Company issued a $650,000 promissory note with the Sponsor to fund additional working capital requirements (the “Second WC Note”). The Second WC Note is non-interest bearing and payable on the date which the Company consummates its initial Business Combination. The Sponsor may elect to convert all or any portion of the outstanding principal amount of the Second WC Note into that number of units (the “Conversion Units”) equal to: (i) the portion of the principal amount of the Second WC Note being converted, divided by (ii) $10.00 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction related to the common stock occurring after the date hereof), rounded up to the nearest whole number. Each Conversion Unit shall consist of one share of common stock and one-half of one warrant (the “Conversion Warrants”) and have the same terms and conditions as the private placement units issued by the Company to the Sponsor pursuant to a private placement, as described in the Company’s Annual Form 10-K for the year ended December 31, 2022.

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In March 2023, a wholly owned subsidiary of Alternus approved the issuance of a convertible promissory note to an advisor to the Company’s Board, reflecting $922 thousand of secured convertible debt in three tranches of $271 thousand, $271 thousand and $380 thousand and carrying a 14% annual interest rate. The holder of the notes will have the option, beginning 90 days after the Closing and until (i) the maturity date and (ii) such note is fully paid, to convert the full principal balance and any accrued but unpaid interest into 1,320,000 shares of common stock of the Company. Alternatively, should the business combination not complete by April of 2024, the holder has the right to convert the full principal balance and any accrued but unpaid interest into the ordinary shares of Alternus at a conversion price of 9 NOK per share. The note holder is not a member of the Company’s board of directors, management or a cofounder and is a member of the Sponsor. Please see subsection entitled “Alternus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Financing Activities” for additional information.

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In order to protect the amounts held in the trust account, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination Agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

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Each of our officers and directors has fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. The Current Charter provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Company without violating any legal obligation.

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None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

These potential conflicts described above may not be resolved in the Company’s favor.
Limitation on Liability and Indemnification of Officers and Directors
The Current Charter provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, the Current Charter provides that our directors and officers will not be personally liable for monetary damages to us or our stockholders to the full extent permitted by law.
We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in the Current Charter. The Current Bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We will purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors. Except with respect to any public shares they may acquire (in the event we do not consummate an initial business combination), our officers and directors have agreed to waive (and any other persons who may become an officer or director prior to the initial business combination will also be required to waive) any right, title, interest or claim of any kind in or to any monies in the trust account, and not to seek recourse against the trust account for any reason whatsoever, including with respect to such indemnification.
These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.
We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.
Audit Fees
The firm of BDO USA, LLP (“BDO”) acts as our independent registered public accounting firm. The following is a summary of fees paid to BDO for services rendered.
Audit Fees.   For the period from May 14, 2021 (inception) through December 31, 2021, fees for our independent registered public accounting firm were approximately $185,000, for the services BDO performed in connection with the IPO, review of the financial information included in our Forms 10-Q for the respective periods and the audit of our December 31, 2021 financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. For the period from January 1, 2022 through December 31, 2022, fees for our independent registered public accounting firm were approximately $170,000, for the services BDO performed in connection with proxy filings, review of the financial information included in our Forms 10-Q for the respective periods, and the audit of our December 31, 2022 financial statements, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Audit-Related Fees.   For the years ended December 31, 2021 and December 31, 2022, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.
Tax Fees.   For the period from May 14, 2021 (inception) through December 31, 2021, and the period from January 1, 2022 through December 31, 2022, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.
All Other Fees.   For the period from May 14, 2021 (inception) through December 31, 2021, and the period from January 1, 2022 through December 31, 2022, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.
Pre-Approval Policy
Our audit committee was formed upon the consummation of the IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Legal Proceedings
There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such, and we and the members of our management team have not been subject to any such proceeding in the 12 months preceding the date of this proxy statement.
Periodic Reporting and Audited Financial Statements
We have registered our securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, our annual reports contain financial statements audited and reported on by our independent registered public accounting firm.

CLEAN EARTH’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS
References to the “Company,” “Clean Earth Acquisitions Corp.,” “us” or “we” refer to Clean Earth Acquisitions Corp. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this proxy statement. Capitalized terms used in this section but not otherwise defined herein shall have the meaning set forth in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.
Special Note Regarding Forward-Looking Statements
This proxy statement includes “forward-looking statements” that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, statements in this “Clean Earth’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the “Risk Factors” section in this proxy statement and in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Overview
Clean Earth Acquisitions Corp. was incorporated in Delaware on May 14, 2021. The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Business Combination”).
On October 12, 2022, we entered into a Business Combination Agreement with Alternus Energy Group Plc (the “Seller” or “Alternus”). Pursuant to the Business Combination Agreement, we will acquire certain subsidiaries of the Seller, for up to 90 million shares. Initially, we will issue 55 million shares at closing (subject to a working capital adjustment capped at 1 million additional shares) plus up to 35 million shares subject to certain earn-out provisions, which will be deposited in escrow and will be released if certain conditions are met. The parties amended the terms of the Business Combination Agreement on April 12, 2023 pursuant to the First Amendment (see Note 1 to the condensed financial statements).
As of June 30, 2023, the Company had not commenced any operations. All activity through June 30, 2023, relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below, and following the Initial Public Offering, identifying a target company for a Business Combination and negotiating a Business Combination Agreement. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering placed in the Trust Account (described below).
The registration statement for the Company’s Initial Public Offering was declared effective on February 23, 2022 (the “Effective Date”). On February 28, 2022, the Company consummated the Initial Public Offering of 23,000,000 Units at $10.00 per Unit, generating gross proceeds of $230,000,000, which is discussed in Note 3 to the condensed financial statements. Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 890,000 Private Placement Units (the “Private Units”) at a price of $10.00 per Private Unit in a private placement with Clean Earth Acquisitions Sponsor, LLC (the “Sponsor”) generating proceeds of $8,900,000 from the sale of the Private Units.
Following the closing of the Initial Public Offering on February 28, 2022, $232,300,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (“Trust Account”), located in the United States invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds selected by the Company meeting the conditions of Rule 2a-7(d) of the Investment Company Act, which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination, (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation, and (iii) the redemption of the Company’s Public Shares if the Company is unable to complete the initial Business Combination by the Termination Date (defined below).
On May 25, 2023, the Company and Alternus executed a mutual written consent pursuant to which the Company and Alternus agreed pursuant to Section 7.03(b) of the Business Combination Agreement, to extend the Termination Date (as defined in the Business Combination Agreement) to November 28, 2023 (the “Termination Date”).
On May 25, 2023, at the May Special Meeting, Clean Earth’s stockholders approved certain proposals giving the Company the right to extend the date by which it has to complete a business combination up to six times, from May 28, 2023 to November 28, 2023, composed of six one-month Extensions provided that the Sponsor (or its affiliates or designees) agrees to deposit into the trust account on the then-applicable Extended Date, for each Extension, the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A common stock not redeemed in connection with the May Special Meeting in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. As of the date of this proxy statement, in connection with the Company’s exercise of Extensions, the Sponsor has deposited into the trust account $780,000 in Extension Payments, in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a business combination, unless there are funds available outside the trust account to do so. In connection with the May Special Meeting, stockholders properly elected to redeem an aggregate of 14,852,437 shares of Class A common stock, and approximately $154,152,327 was withdrawn from the trust account to pay for such redemptions, leaving approximately $84,562,944 in the trust account following the May Special Meeting, exclusive of any Extension Payments. As a result of the redemptions, Clean Earth now has less liquidity and fewer round-lot holders of public shares, which may make it more difficult for the Company to meet all of the Nasdaq listing requirements. Since it is a condition to closing to receive the approval for listing by Nasdaq of the shares of the Combined Company to be issued in connection with the transactions contemplated by the Business Combination Agreement, the Company’s reduced public float may make it more difficult for Clean Earth to meet all of the Nasdaq listing requirements, and to consummate the Business Combination.
In connection with the Special Meeting, stockholders properly elected to redeem an aggregate of 14,852,437 shares of Class A common stock at a redemption price of approximately $10.38 per share (the “Redemption”), for an aggregate redemption amount of $154,152,327. Following the Redemption, $84,562,944 remained in the Company’s trust account (the “Trust Account”), not including any Extension Payments, as described above.
Results of Operations
Our entire activity from inception through June 30, 2023 relates to our formation, the Initial Public Offering and, since the closing of the Initial Public Offering, a search for, and negotiation with, a Business Combination candidate. We will not be generating any operating revenues until the closing and completion of our Business Combination at the earliest.

For the three months ended June 30, 2023, we had net income of $1,358,377, which consisted of $1,713,104 of dividend income, $449,457 realized gains on marketable securities held in the Trust Account, and $5 of interest income on the operating bank account, offset by $253,393 in legal and accounting expenses, $50,000 of franchise tax expense, a $349,253 provision for income taxes, $106,521 of insurance expense, $16,108 of dues and subscriptions, and $28,914 of marketing and advertising, listing fees, formation costs and bank fees expenses.
For the six months ended June 30, 2023, we had net income of $3,231,794, which consisted of $3,109,073 of dividend income, $1,663,187 realized gains on marketable securities held in the Trust Account, and $48 of interest income on the operating bank account, offset by $376,858 in legal and accounting expenses, $100,000 of franchise tax expense, a $631,913 provision for income taxes, $213,041 of insurance expense, $160,548 of dues and subscriptions, and $58,144 of marketing and advertising, listing fees, formation costs and bank fees expenses.
For the three months ended June 30, 2022, we had a net loss of $472,717, which consisted of $562,957 in legal and accounting expenses, $48,460 of franchise tax expense, a $49,362 provision for income taxes, $106,521 of insurance expense, and $19,098 in dues and subscriptions, marketing and advertising, and bank fees expenses, partially offset by $313,681 of dividend income on marketable securities held in the Trust Account.
For the six months ended June 30, 2022, we had a net loss of $712,720, which consisted of $681,065 in legal and accounting expenses, $100,000 of franchise tax expense, a $49,362 provision for income taxes, $147,100 of insurance expense, and $70,252 in dues and subscriptions, marketing and advertising, and bank fees expenses, partially offset by $335,059 of dividend income on marketable securities held in the Trust Account.
Going Concern
As of June 30, 2023, the Company had $101,018 of operating cash and a working capital deficit of $2,771,682. At June 30, 2023, working capital deficit excludes the amount of Marketable Securities held in Trust Account and Deferred Underwriting Fee payable.
The Company’s liquidity needs through June 30, 2023 had been satisfied through a payment from the Sponsor of $25,000 for Class B common stock, par value $0.0001 per share (“Class B common stock” and shares thereof, “founder shares”), the Initial Public Offering and the issuance of the Private Units. Additionally, the Company drew on unsecured promissory notes to pay certain offering costs, an unsecured promissory note to fund Extension Payments, and an unsecured working capital promissory note.
The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. The Company lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. The Sponsor is committed to extend Working Capital Loans as needed. The Company cannot assure that its plans to consummate an initial Business Combination will be successful. In addition, management continues to evaluate the impact of volatile and disruptive credit and financial markets and the current conflict between Ukraine and Russia and their effects on the Company’s financial position, results of its operations and/or search for a target company.
These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern one year from the date the financial statements are issued. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Contractual Obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities as of June 30, 2023.
The underwriters of the Initial Public Offering are entitled to a deferred discount of $0.35 per Unit, or $8,050,000 in the aggregate. The deferred discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete a Business Combination, subject to the terms of the underwriting agreements. In October 2022, one of the Company’s underwriters waived their right to 50% of the deferred underwriting commissions, forfeiting $3,622,500 of their deferred underwriting commission. The underwriter has additionally waived their remaining 50% of the deferred underwriting commissions of $3,622,500 on April 17, 2023. As a result, the deferred underwriting commission has been reduced to $805,000. The deferred underwriter fee payable was $805,000 as of June 30, 2023.
Commitments and Contingencies
Registration Rights
The holders of the founder shares, as well as the holders of the Private Units and any units that may be issued in payment of Working Capital Loans made to the Company, will be entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of a majority of the Private Units and units issued in payment of Working Capital Loans (or underlying securities) can elect to exercise these registration rights at any time after the Company consummates a business combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreements
The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to 3,000,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. The underwriters exercised the option in full on February 28, 2022.
The underwriters were entitled to a cash underwriting commission of 2.00% of the gross proceeds of the Initial Public Offering, or $4,600,000, which was paid upon the closing of the Initial Public Offering.
The underwriters are also entitled to a deferred cash underwriting commission of 3.50% of the gross proceeds of the Initial Public Offering, or $8,050,000, payable to the underwriters for deferred underwriting commissions. The full amount was placed in the Trust Account and will be released to the underwriters only on, and concurrently with, completion of an initial Business Combination. As the Termination Date is November 28, 2023, the deferred underwriter fee payable is classified as a current liability as of June 30, 2023.
In October 2022, one of the Company’s underwriters waived their right to 50% of the deferred underwriting commissions, forfeiting $3,622,500 of their deferred underwriting commission. The underwriter has subsequently waived their remaining 50% of the deferred underwriting commissions of $3,622,500 on April 17, 2023. As a result, the deferred underwriting commission has been reduced to $805,000 as of June 30, 2023.
Placement Services Agreement
In August 2022, the Company entered into an agreement with a Placement Agent to serve as a non-exclusive capital markets advisor and placement agent for the Company in connection with a proposed private placement of the Company’s equity or equity-linked, preferred, debt or debt-like, securities. The Placement Agent will receive a nonrefundable cash fee of $500,000 and an additional cash fee of $450,000 that is contingent upon the closing of the Business Combination. On August 10, 2022, the Company has recorded the $500,000 nonrefundable cash fee within accrued expenses on the balance sheet and as placement services fee expense on the statement of operations. The Company has not incurred any amounts related to the $450,000 cash fee as of June 30, 2023 and payment of such amounts are contingent upon the closing of the Business Combination.
Consulting Agreement
In June 2022, the Company entered into a consulting agreement. During the term of the agreement, the consultant (“Consultant”) will advise the Company concerning matters related to qualifying business combinations, including services such as de-SPAC readiness assessment, post transaction close preparation advisory, the overall capital markets climate related to global macroeconomic conditions, world leading exchanges, potential competitors, and general advice with respect to the business. The Company will pay the Consultant compensation in the form of $15,000 per month. Upon closing of an initial business combination, the Company will pay the Consultant a one-time success fee cash bonus of $25,000. Additionally, at the successful close of a business combination, the Company will pay a cash bonus of $50,000 if certain criteria are met for redemptions. Payment to the Consultant for any cash bonus fee is dependent upon the closing of an initial business combination. In November 2022, the Company terminated the agreement with the Consultant in accordance with the terms of the agreement. As of June 30, 2023, the Company has incurred and paid $79,353 under this agreement as of June 30, 2023.
Critical Accounting Estimates
The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have not identified any critical accounting estimates.
Recent Accounting Pronouncements
Refer to “Recent Accounting Pronouncements” in Note 2 in the notes to the condensed financial statements.

INFORMATION ABOUT ALTERNUS
Unless the context otherwise requires, all references in this section to the “Company”, “Alternus”, “we,” “us,” or “our” refer to the Business of Alternus and its Subsidiaries prior to the consummation of the business combination.
Overview
Headquartered in Ireland, Alternus is an independent clean energy producer that develops, installs, and operates a diverse portfolio of utility scale solar PV parks in Europe and the USA, as long-term owners. You may also hear the term IPP, or independent power producer, to describe similar companies, however we want to focus on the clean nature of the energy generated from the solar parks we own and operate.
As a long-term owner operator, Alternus focuses on ensuring that the projects it develops and installs for its own use, are designed to deliver the most efficient operating results over the full project lifetime, which averages over 30 years. The solar parks benefit from long-term government offtake contracts and/or Power Purchase Agreements (“PPAs”) with investment grade off-takers with terms of 15 – 20 years, plus energy sales to local power grids, typically for 5 to 15 years at a time during the full life of the projects.
Having started in early 2016 with two solar parks and a 6 MWp capacity and approximately $1 million a year in revenues, as of January 2023, Alternus has approximately 48 operating parks, a total of 165.4 MWp, in operation and circa $30 million in recurring annual revenues. This reflects over $400 million in future lifetime revenues remaining from these parks, of which $172 million is contracted with a weighted average contract life remaining of between 8 and 9 years. These lifetime revenues are based on current levels of megawatt hours (MWh) of clean energy produced from the operating portfolio, multiplied by the contracted rates per MWh that are contracted and/or by the rates per MWh received from sales of the uncontracted portion of the energy to local energy markets, over the expected remaining operational lifetime of each. The time horizon used to determine $400 million of future lifetime revenues assets is a period from the present until the end of 2052. During this period, currently owned and operating assets only, are expected to generate cumulative revenues of approximately $400 million, approximately $60 million of cumulative Net Operating Income after taxes, and approximately $0.77 cumulative earnings per share (based on 77,705,752 outstanding during the same period).
Business Model
Alternus operates across all key segments of the solar project development life cycle from ‘greenfield’ planning and permitting applications phase, installation and long-term revenue and margin generation from sales of energy to customers. This integration of activities under one common ownership and management creates a ‘production line’ of new projects supporting organic growth in the business going forward. This business model is designed to lock in lasting shareholder value by significantly reducing capex for newly developed projects, and lowering acquisition costs for purchased projects when acquired pre-operation from other developers in the market. This is because Alternus’ model is to retain the value created at each phase rather than otherwise paying this out to third parties if acquiring projects further along the value chain. The value creation at each stage results from the de-risking of the projects as they get closer to operation and as a result, attract higher prices from buyers at the later stages as the risk declines.

This method of operation is designed to bring the value created during the development cycle directly to Alternus, thereby reducing equity requirements to build out a larger portfolio, as the margins captured can be reinvested in future growth. In addition, it provides greater certainty of future revenue streams as the projects owned today reach planned operation dates in the future. This is what drives the stair step revenue growth in the business. As of the date of this proxy statement, Alternus owns 649MW of projects in the development phase, 60% of which are expected to reach full operation and revenue generation over the next few years, in line with industry norms.
Alternus also works closely with a cultivated network of local and international project development partners that provide a continuous pipeline of new projects for acquisition and construction.
We believe that a benefit of being a long-term owner of these projects is the stairstep long term recurring income created from the stable and predictable income streams as the cumulative operational portfolio grows. Every time we add a new project into the portfolio, we get a potential lift in long term incomes that then accumulates each time. Other participants in our market sometimes ‘build-to-sell’ the projects they develop and/or install, making their annual numbers more one-off and volatile. Our business model is designed to steadily add long term income, locking in sustainable returns and value for shareholders as we stair step up growth.
Organization structured as focused expert teams.
In order to maximize the value created from this integrated project approach, Alternus is structured into three operating groups, reflecting each of the project development phases — development, installation, operation. Each operating group brings decades of experience and expertise to their respective segment and allows them to operate independently as required, to achieve greatest cost efficiencies and market focus, but with the coordination and support of a larger organization behind them. The operating groups are supported by specialist in-country management and corporate functions to ensure best overall collaboration to a common goal of long-term project ownership across multiple countries.

To this end, Alternus recently established Altnua Limited, which is a specialist renewable project developer. Altnua aims to become one of the leading specialist renewable asset developers in Europe and the US. Altnua is targeting to deliver a portfolio of solar and storage assets totaling 5GW by the end 2027. Altnua will focus on developing utility scale projects from the ground up working with landowners and local developers as well as corporate off-takers to achieve their net zero goals. Altnua is led by CEO, Bill Sadlier, a renewable industry veteran with an extensive track record in the renewable energy industry having developed, financed, and delivered over 1GW of renewable capacity in Europe and North America since 2004. Altnua takes a responsible long-term approach to developing projects, on a ‘develop to own’ basis, across a range of technologies using innovative energy solutions. A central theme of Altnua’s growth strategy will also be the acquisition of suitable development businesses to scale their portfolios. Several executives and professionals are expected to join Altnua in the coming months to execute on the ambitious plan. Find out more at www.altnua.com
In June 2021, Alternus acquired 60% of the share capital in Unisun Energy Holding B.V (Unisun), a Netherlands-based developer, Engineering Procurement and Construction (EPC) and Operations and Maintenance (O&M) service provider of clean and sustainable energy solutions across Europe. The acquisition made Alternus a fully vertically integrated independent solar power producer with activities in all elements of the solar PV value chain from project development and construction to operations and maintenance. It also provided a strong platform for growth in the Netherlands energy market with the addition of over 250 MW of solar projects at various stages of development. With this team along Alternus CTO, Gary Swan, Alternus acquired the proven ability to develop and construct our own solar PV parks. Having our own experienced EPC team allows us to reduce the initial build costs and generate long-term operational savings. The lower capital costs is expected to reduce our need for external capital as the EPC margins otherwise paid to third parties can now be reinvested, thus creating immediate and lasting shareholder value.
Unisun also provides operation and maintenance (O&M) services to the Alternus portfolio and some third-party customers through its wholly owned subsidiary Uper Energy Europe B.V, a specialist operations and maintenance provider. Alternus captures approximately 2% of revenues generated from projects that Uper manages that would otherwise be paid to third party vendors hence reducing operating costs and also ensuring continued and focused high performance levels form Alternus solar projects.
Unisun and Uper are led by industry veterans CEO Andre Kempenaars and COO Leon Heijkoop, who between them have constructed and operated over 500 MW of wind and solar projects over the past decade. The Unisun team currently over 20 international industry specialists, with decades of collective experience.
Revenue model
Alternus has a straight-forward revenue model. We sell approximately 70% of the clean energy produced when the sun shines on the solar panels deployed in our parks, via national power grids, to investment grade off takers on long term contracts — typically 5 to 15 years. The remaining energy is sold to local energy markets at the rates prevailing as the energy is delivered so that we can benefit from any increases in market rates if they arise. This has been particularly beneficial in the recent past as Alternus has benefited from the increased energy prices in Europe during the energy crisis. This revenue mix approach creates high margin and long-term predictable income streams that provides us with more flexible debt options that we deploy in ways to maximize returns on equity.
The following chart illustrates our revenue model, although there can be no assurance that we will achieve these results:
Vision and Strategy
The Company aims to become one of the leading producers of clean energy in Europe and the US by 2030 and to have commenced delivery of 24/7 clean energy to national power grids. The Company’s business strategy of developing to own and operate a diverse portfolio of solar PV assets that generate stable long-term incomes, in countries which currently have unprecedented positive market forces, positions us for sustained growth in the years to come.
To achieve its goals, the Company intends to pursue the following strategies:
•
Continue our growth strategy which targets acquiring independent solar PV projects that are in development, in construction, newly installed or already operational, in order to build a diversified portfolio across multiple geographies;

•
Developer and Agent Relationships: long term relationships with high-quality developer partners, both local and international, can reduce competition in acquisition pricing and provide the Company with exclusive rights to projects at varying stages of development. Additionally, the Company works with established agents across Europe. Working with both groups provides the Company with an understanding of the market and in some cases enables it to contract for projects at the pre-market level. This allows the Company to build a structured pipeline of projects in each country where it currently operates or intends to operate.

•
Expand our pan-European IPP portfolio in regions with attractive returns on investments, and increase the Company’s long-term recurring revenue and cash flow;

•
Long-term FIT (feed-in tariff) contracts combined with the Company’s efficient operations are expected to provide for strong and predictable cash flows from projects and allow for high leverage capacity and flexibility of debt structuring. Our strategy is to reinvest of project cash flows into additional solar PV projects to provide non-dilutive capital for Alternus to “self-fund” organic growth;

•
Optimization of financing sources to support long-term growth and profitability in a cost-efficient manner;

•
As a renewable energy company, we are committed to growing our portfolio of clean energy parks across Europe in the most sustainable way possible. The Company is highly aware and conscious of the ever growing need to mitigate the effects of climate change which is evident by its core strategy. As the Company grows, it intends to establish a formal sustainability policy framework in order to ensure that all project development is carried out in a sustainable manner mitigating any potential local and environmental impacts identified during the development, construction and operational process.

Given the long-term nature of our business, the Company does not operate its business on a quarter-by-quarter basis, but rather, with long-term shareholder value creation as a priority. The Company aims to maximize return for its shareholders by developing its own parks from the ground up — via Altnua —  and/or acquiring projects during the development cycle, installation stage, or already operational.
On some projects, the Company will look to provide construction (EPC) services in-house — via Unisun — where the margins normally paid to third parties can be retained in the group and reinvested into new projects reducing the need for additional equity issuances.
We intend that the parks we own and operate will have a positive cash flow with long-term income streams at the lowest possible risk. To this end we use Levelized Cost of Energy (“LCOE”) as a key criteria to ranking the projects we consider for development and/or acquisition. The LCOE calculates the total cost of ownership of the parks over their expected life reflected as a rate per megawatt hour (MWh). Once the income rates for the selected projects are higher than this rate, the project will be profitable for its full life — including initial capex costs. The Company will continue to operate with this priority as we continue to invest in internal infrastructure and additional solar PV power plants to increase installed power and resultant stable long-term revenue streams.
Organization
The Company was incorporated on January 31, 2019, under the laws of Ireland and currently has Seventy-two employees. twenty-four employees are located Dublin, Ireland, twenty-three are located at the Company’s operations center in Rotterdam, Netherlands, twelve are located across Europe and thirteen are located in the United States. Our employees perform various services such as business development, finance and management functions.
The main business of the Company is to develop, own and operate solar PV parks that connect directly to national power grids. The Company’s current revenue streams are largely generated from long-term investment grade off-takers in the form of PPAs or under government-mandated, fixed price supply contracts with terms of between 5-15 years such as government FiTs or other regulated programs such as the GC program in Romania. Of our 2022 annual revenues, approximately 68% are generated from its long-term contracts, 19% are derived from contracted power purchase agreements (PPAs) 13% by sales to general energy market in the countries the Company operates. The remaining 10% of revenues are generated from contracted PPAs with other energy operators and 1% from sales to the general energy market in the countries where the Company operates. The Company’s current focus is on the European solar PV market.
The Reorganization
On December 2, 2020, the Company completed the last step of the Reorganization. The Reorganization included the following:
•
The Company re-registered as a Plc in Ireland (from a Limited company);

•
The Company incorporated Solis Bond Company DAC;

•
Altam Inc., the Company’s parent company at the time, spun out the Company through the issuance of a share dividend / the distribution of the Company’s shares to Altam Inc.’s shareholders; and

•
The Company acquired Altam, Inc. through a share for share exchange.

Solis Bond Company DAC
In October 2020, the Company incorporated Solis Bond Company DAC in Ireland. Solis Bond Company DAC was incorporated to issue green bonds on the Nordic ABM or other listed market and acquire, own and operate solar PV parks with those bond proceeds. As December 31, 2022, Solis owns 153MW of operating solar parks in Poland, Romania, Italy, Netherlands, and the United States, generating approximately $30 million of annual revenue over the next 12 months.
Our Operating Subsidiaries
As of the date of filing, the Company is a holding company that operates through 78 operating subsidiaries as follows:
Entity Name	Registered Office	Activity	Ownership Interest	Owned by:
Solis Bond Company DAC	Unit 9/10, Plaza 212, Blanchardstown Corporate Park 2, D15 R504 Dublin Ireland	Holding Company	100%	AEG JD 03 Limited
BI.MA. SRL	Via Battistessa, 10, Caserta, Campania, Italy, 81100	Special purpose vehicle (“SPV”)	100%	Solis Bond Company DAC
CIC Rooftop 2 S.r. l.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
CIC RT Treviso S.r.l.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
CTS Power 2 S.r.l.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
KKSOL S.r.l.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
MABI S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
PC-Italia-02 S.P.A	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Petriolo Fotovoltaica S.r.l	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Sant’Angelo Energia S.r.l.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Solarpark Serre 1 S.r.l.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
SPV White One S.r.l.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Ecosfer Energy S.r.l.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
F.R.A.N. Energy Investment S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
LJG Green Source Energy Beta Srl	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Lucas EST S.r.l	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Power Clouds S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Elektrownia PV Komorowo Sp. Z o.o	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Gardno PV Sp. z o.o.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC

Entity Name	Registered Office	Activity	Ownership Interest	Owned by:
Gardno2 PV Sp. z o.o.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
RA 01 Sp. o.o.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
PV Zachod Sp. z o.o.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Solarpark Samas Sp. z o.o.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Zonnepark Rilland B.V	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	Solis Bond Company DAC
Alternus Lux 01 S.a.r.l.	69, Boulevard de la Petrusse, L-2320 Luxembourg, Grand Duchy of Luxembourg	Holding Company	100%	Alternus Energy Group Plc
AEG MH 01 Limited	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2 Dublin Ireland D15 R504	Holding Company	100%	Alternus Lux 01 Sa.r.l.
ALT GR 01	Ampelokipoi of Athens Municipality, at 28 Dim. Soutsou str. (Mavili Square)	Holding Company	100%	Alternus Lux 01 S.a.r.l.
AEG MH 03 Limited	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2 Dublin Ireland D15 R504	Holding Company	100%	AEG MH 01 Limited
AEG JD 01 Limited	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2 Dublin Ireland D15 R504	Holding Company	100%	AEG MH 03 Limited
ALT POL HC 01 Sp. z o.o.	Garazowa 5a., 02-651, Warsaw, Poland	Holding Company	100%	AEG JD 01 Limited
AEG MH 02 Limited	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2 Dublin Ireland D15 R504	Holding Company	100%	AEG JD 03 Limited.
PC-Italia-01 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	Holding Company	100%	AEG MH 02 Limited
Altnua Limited	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2 Dublin Ireland D15 R504	Service Company	100%	AEG MH 02 Limited
AED Italia-01 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
AED Italia-02 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
AED Italia-03 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
AED Italia-04 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
AED Italia-05 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited

Entity Name	Registered Office	Activity	Ownership Interest	Owned by:
Alt Spain Holdco, S.L.U.	Calle Monte Esquinza 30, Bajoizquierda, 28010, Madrid, Spain Avenida del Doctor Arce 14, 28002, Madrid, Spain	SPV	100%	AEG MH 02 Limited
Alt Spain 02, S.L.U.	Calle Monte Esquinza 30, Bajoizquierda, 28010, Madrid, Spain Avenida del Doctor Arce 14, 28002, Madrid, Spain	SPV	100%	Alt Spain Holdco, S.L.U.
PC-Italia-03 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
PC-Italia-04 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
Risorse Solari I S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited.
Risorse Solari III S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
AED Italia-06 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
AED Italia-07 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
AED Italia-08 S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	SPV	100%	AEG MH 02 Limited
Alternus Iberia, S.L.U.	Calle Monte Esquinza 30, Bajoizquierda, 28010, Madrid, Spain Avenida del Doctor Arce 14, 28002, Madrid, Spain	SPV	100%	AEG MH02 Limited
AEG JD 03 Limited	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2 Dublin Ireland D15 R504	Holding Company	100%	Alternus Lux 01 S.a.r.l.
AEG JD 02 Limited	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2 Dublin Ireland D15 R504	Holding Company	100%	Alternus Energy Group Plc
Blue Sky Energy I B.V.	Westblaak 35, 3012KD, Rotterdam, Netherlands	SPV	100%	AEG JD 02 Limited
Alternus Energy Americas Inc.	360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715	Holding Company	100%	Alternus Energy Group Plc
ALT US 01 LLC	360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715	Holding Company	100%	Alternus Energy Americas Inc.
ALT US 02 LLC	360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715	Holding Company	100%	Alternus Energy Americas Inc.
LightWave Renewables LLC	360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715	SPV	100%	ALT US 02 LLC
ALT US 03 LLC	360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715	Holding Company	100%	Alternus Energy Americas Inc.
ALT US 04 LLC	360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715	Holding Company	100%	Alternus Energy Americas Inc.
Walking Horse Solar, LLC	360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715	SPV	100%	ALT US 03 LLC

Entity Name	Registered Office	Activity	Ownership Interest	Owned by:
Unisun Energy Holding B.V.	Westblaak 35, 3012KD, Rotterdam, Netherlands	Holding Company	60%	Alternus Energy Group Plc
Unisun Energy B.V.	Westblaak 35, 3012KD, Rotterdam, Netherlands	Service Company	100%	Unisun Energy Holding B.V.
Unisun Energy Poland Investment BV.	Westblaak 35, 3012KD, Rotterdam, Netherlands	Holding Company	100%	Unisun Energy Holding B.V.
Uper Energy Europe B.V.	Westblaak 35, 3012KD, Rotterdam, Netherlands	Service Company	100%	Unisun Energy Holding B.V.
Uper Energy Italia S.R.L.	Via Battistessa, 10, Caserta, Campania, Italy, 81100	Service Company	100%	Uper Energy Europe B.V.
Uper Energy Romania S.R.L.	1st District, 3D Apicultorilor Boulevard, 1th Floor, Bucharest, Romania, 013852	Service Company	100%	Uper Energy Europe B.V.
Uper Energy Poland Sp. z o.o.	ul. ALEJE UJAZDOWSKIE, No. 41, 00-540, Warsaw, Poland	Service Company	100%	Uper Energy Europe B.V
Alternus Fundco Limited	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2, Dublin D15 R504	Holding Company	100%	Alternus Energy Group Plc
Alt Spain 03, S.L.U.	Calle Monte Esquinza 30 Bajo izquierda, 28010 Madrid Spain	SPV	100%	Alt Spain Holdco, S.L.U.
Alt Spain 04 S.L.U.	Calle Monte Esquinza 30 Bajo izquierda, 28010 Madrid Spain	SPV	100%	Alt Spain Holdco S.L.U.
ALT POL HC 02 Sp. Z o.o.	Garazowa 5a, 02-651, Warsaw, Poland	Holding Company	100%	Alternus Lux 01 S.a.r.l.
GHFG	Suite 9/10, Plaza 212, Blanchardstown Corporate Park 2 Dublin D15 R504	Holding Company	55%	Alternus Enegy Group Plc

Competitive Strengths
The Company believes the following competitive strengths have contributed and will continue to contribute to its success:
•
The Company is a clean energy owner operator at its core and therefore comfortable in operating across all aspects of the solar PV project value chain from development and installation through to long term operational ownership. This is as opposed to simply buying operating parks where higher levels of competition exist from market participants — such as specialist investment funds — with lower costs of capital are more prominent.

Entering at earlier stages of the value chain allows Alternus opportunities to build and/or acquire projects earlier in the process and to lock out these types of competitors in certain situations;
•
The Company’s existing owned and contracted solar PV projects pipeline — over 1.5GW as of the date of this proxy statement — provides it with clear and actionable opportunities to grow power generation and earnings in the near term.

About 60% of planned growth to 2025 is already owned or contracted* today and is driven by some of our development projects reaching production in the period and also by current contracted acquisitions completing as we expect;
•
We believe that being a long-term owner operator of renewable projects is an important distinction for Alternus in the marketplace. As a long term owner, we focus on ensuring that the parks we own are designed for the most efficient operations and built to last and built to sell to other parties that require shorter term investment returns as an example.

This approach, we believe, makes us more attractive to our developer partners in-country who want a partner that has a repeat nature and one that’s obviously also more flexible in the approach and more in tune with the realities of project development than funds or larger participants typically are.
In addition, we believe this also makes it very attractive to both banks and local governments who prefer long-term focused market participants, as it prevents them from having to deal with multiple owners over time, which we believe has become a benefit for Alternus over single project developers in certain markets, when competing projects may be chasing the same grid connections, for example;
•
The Company’s track record of identifying and entering new countries, coupled with our on-the-ground capabilities and cultivated network of development partners gives us potential competitive advantages in developing and operating solar parks across Europe and the US;

•
The Company is technology and supplier agnostic and as such has the flexibility to choose from a broad range of leading manufacturers, top tier advisors and suppliers and equipment vendors around the globe that should allow us to continue to benefit from falling component and service costs; and

•
The Company is led by a highly experienced management team and supported by strong, localized execution capabilities across all key functions and locations.

Competitive Landscape
Energy generation is a capital-intensive business with numerous industry participants. The Company competes to acquire solar PV parks and project rights with other renewable energy developers, IPPs and financial investors based on the cost of capital, development expertise, pipeline, price, operations and management expertise, global footprint, brand reputation and the ability to monetize green attributes of renewable power.
As such the Company faces significant competition in two distinct areas, specifically projects in the installation and operational phase. Each segment has different competitors due to the nature of market participants as outlined below.

*
Contracted means that binding contracts or share purchase agreements (SPAs) have been signed. Closing of the transaction therefore is subject to the projects achieving the conditions precedent to complete the acquisition and or suitable financing.

Competitor Type	Competitor Strength	Competitor Weakness	How the Company Competes
• Pension Funds • Insurance Companies • Specialist Investment Funds	• Lower cost of capital • Large funds available to deploy • Will also commission projects to be constructed for them — but large ones
•
Tend to focus exclusively on acquiring operational parks (even if just completed)

•
Generally, will not take any construction or development risk

•
Only acquire large scale projects due to minimum transaction size requirement

•
Focus on fragmented mid-size solar PV segment

•
Entering the PV value cycle earlier with niche and strategic partners, thereby locking competitors out of projects the Company acquires from small developer partners who cannot access these competitors due to their size

Other operators / Utilities	• Larger players will have lower cost of equity capital • Will commission projects to be constructed for them and will also work with portfolios of smaller parks	• May or may not take construction or development risk • Smaller operators will have similar cost of capital as Alternus	• Provide minimum purchase commitments of developed projects under exclusive right of first refusal contracts that locks out other potential competitors.
Notwithstanding the above, it is management’s belief that the solar PV market is experiencing high growth on a global level. There is also an increasing demand for projects from both government and corporations. Although there are many competitors and participants in this environment, there does not appear to be significant industry consolidation and it remains a very fragmented market.
With the Company’s established niche focus on partner and project acquisition, we believe that we currently compete effectively in the markets we engage in. In addition, the Company believes that our current growth strategy as well as being a public reporting company, we will have opportunities to consolidate certain market participants and segments in certain geographies over time that may not be available to other participants not similarly situated. If successful, the Company’s market position will be further enhanced, and we can sustain competitiveness in the medium to long term.
Nevertheless, the Company expects to face increased competition in all aspects of its business, target markets and industry segments, financing options, and partner availability as markets mature as countries reach their targeted renewable energy generation.
The Market
In 2021, 167.8 GW of solar capacity was grid-connected globally, a 21% growth over the 139.2 GW added the year before, establishing yet another global annual installation record for the sector. This brings the total operating solar fleet to 940 GW by the end of 2021, with the Terawatt milestone already achieved in May 2022.
This remarkable growth has no match among any other power generation technology. Out of the over 300GW of new global renewable power generating capacity, solar alone installed more capacity than all other renewable technologies combined, claiming a share of 56%. Solar also deployed more capacity than all fossil fuel power generation technologies together in 2021. At the same time, however, solar still meets only a small share of around 4% of the global electricity demand, while over 70% is provided by non- renewable sources, according to Solar Power Europe in their Global Outlook for Solar Power 2022-2026, published in May 2022.

2021
Other RE: 6 GW; 2%
Biomass: 10 GW ; 3%
Hydro: 25 GW; 8%
Wind: 93 GW; 31%
302 GW
Solar 168 GW; 56%

SOURCE: IRENA (2022).

Solar’s success story over other technologies has many reasons, but a key factor is its steep cost reduction curve over the last decade, which has made solar the global cost leader. While the cost of solar has been lower than fossil fuel generation and nuclear for several years, it is also now lower than wind in many regions around the world. The latest Levelised Cost of Energy (LCOE) analysis, version 15.0, published in October 2021 by US investment bank Lazard, shows how the downward trip of utility-scale solar cost has progressed by a further 3% compared to the previous year. The spread with conventional generation technologies is widening, considering that the cost of gas and nuclear went up. Solar’s cost decrease has truly been extraordinary: compared to 2009 solar power generation cost has decreased by 90%.*
Solar electricity generation cost in comparison with conventional power sources 2021
Global Solar Market Developments 2023 to 2026
The mid-term global economic outlook is hard to predict and will depend a lot on the development of the war in Ukraine. The IMF forecasted in its April- released World Economic Outlook ‘War Sets Back the Global Recovery’ that

*
Source — SolarPower Europe (2022): Global Market Outlook for Solar Power 2022-2026. — May 2022

global growth will slow from 6.1% in 2021 to 3.6% in 2022 and 2023, and further decrease beyond. Still, the world should see very strong demand for solar for the four years starting from 2023 to 2026, as this clean technology not only offers a price hedge, but also energy security on the national and individual levels, this according to Solar Power Europe in their Global Market Outlook for Solar Power 2022-2026.
The strong growth on the demand side is expected to be facilitated by massive new production capacity expansions across the solar value chain coming online, including silicon. Every serious PV manufacturer seems to invest in additional capacities, while newcomers are entering the space, and investors seriously look into it. Beyond the Chinese leaders getting even larger, global trade frictions, increasingly ESG related, are feeding the narrative for local production hubs as the importance of solar as a key technology for more energy independence is increasingly understood by policy makers.
Alternus currently operates in two key regions, Europe and the United States. Both regions are currently experiencing unprecedented market forces creating a generational opportunity as the world continues its world is on a one-time, permanent transition from fossil to clean energy.
It’s not just about climate anymore in Europe, it is now also all about energy independence, driven by the recent geopolitical turmoil in the region. This is encapsulated in the comment by Mrs. von der Leyen, President of the European Commission who states that “Energy security is one of the most pressing topics for Europe. The EU will diversify away from Russian fossil fuels and will invest heavily in clean renewable energy.” Renewables in Europe are in a clear direction of growth, with forecasted growth targets being over four times the current size by just 2030. The EU has unveiled massive support packages, both financial and regulatory, to speed up this deployment.
The same drive is now seen in the US where the Inflation Reduction Act bringing over $369 billion of investment in renewables through tax equity extensions and increases in order to grow the market there significantly by 2030.
This why we believe so strongly that Alternus represents a somewhat unique opportunity for investors on both sides of the Atlantic to actively participate in both the European and American energy transitions, given our operating model of long term ownership, and stable, predictable income streams with an equity focused investment lens.
European Market
Continued solar growth can be seen across Europe with the main driver being the EU, which has been working on various sophisticated legislative toolsets of its ‘Green Deal’ toward carbon neutrality by 2050 with intermediate goals for its member states in 2030. The invasion of Ukraine by Russia has pushed many European countries to realize the advantages of low cost and versatile renewable power. Gaining independence from Russian gas supply has been the major policy theme in the EU in recent months. In its REPowerEU program, the European Commission presented a plan to reduce Russian gas imports by two thirds by year-end 2022 with solar targeted to contribute around 58 GW. Two countries have already met their 2030 National Energy Climate Plans (NECPs) targets in 2021, and over half of EU member states will meet their 2030 targets by the end of 2025.

According to Solarpower Europe, demand for solar power in the European Union has grown significantly in 2021. The 27 member states of the European Union saw around 25.9 GW of new solar PV capacity connected to their grids in 2021, an increase of 34% over the 19.3 GW installed the year before. This growth makes 2021 not only another record year for solar in the EU, but it was also the best year in history. They believe that the coming 4 years until 2025 will be characterized by further strong growth, according to their medium growth scenario. See chart below.
Solar power in the Europe Union has again demonstrated a stellar performance in 2021 despite adverse market conditions on various fronts — from the continued negative effects of COVID-19 to PV product supply shortages and consequent solar module price hikes. Unlike in 2020, when electricity prices had dropped in the first half of the year due to lower economic activities during the first EU COVID-19 lockdowns, in 2021 electricity spot prices had jumped to new heights, improving solar power’s very attractive business case. Now, even in a northern country like Finland, solar investments make sense also in a very high interest rate environment. See chart below.
Despite the recent solar product price hikes, Solar’s cost reduction curve is intact — US investment bank Lazard’s latest edition of its annual Levelized Cost of Energy Report 2021, released in November 2021, showed a 3% year-on-year decrease to an average of 3.25 USD cents for utility-scale solar, lower than for any other power source.
PV levelized cost of electricity (lcoe) in five EU locations, 2020-2050

Utility-scale 100 MWp PV LCOE (EUR/MWh)
70
60
50
40
30
20
10
0
2020
2022
2025
2030
2040
2050
Finland
Germany
France
Italy
Spain
2020 electricity spot prices
H1 2021 electricity spot prices*
Additional PV LCOE with 10% nominal WACC
Additional PV LCOE with 7% nominal WACC
Additional PV LCOE with 4% nominal WACC
PV LCOE with 2% nominal WACC

*: The reference spot market price for 2021 is for January-June only.
Whole year 2021 average will be considerably higher.
SOURCE: Vartiainen et al. (2021).

© SOLARPOWER EUROPE 2021

Also in 2021, solar won considerable shares in cost-based technology neutral energy tenders in the EU, such as in Spain, Greece, Poland. Winning prices for solar in Germany’s solar specific tenders continued to be constantly lower than in the wind editions.
The low cost based business case for subsidy-free solar systems is increasingly spreading across Europe, where policy frameworks permit. In Denmark and Spain corporate solar sourcing has already evolved into a key driver for the strong growth of the countries’ solar sectors.

Market Size
Solar Power Europe’s EU Market Outlook’s PV market scenarios 2022 to 2025 show continuous, two-digit annual growth rates. The Medium Scenario now forecasts 18-20% growth rates compared to 16-17% levels in the prior year report, adding around 162.7 GW to reach 327.6 GW by the end of 2025. This means EU solar power generation will double within four years from the 164.9 GW in operation today. See chart below.
EU 27 Total Installed PV Solar Scenarios 2022-2025
It also means that the member states’ solar targets with a combined capacity of 335 GW in their 2030 National Energy Climate Plans (NECPs) will be reached five years early.
Alternus currently operates in 8 of the European Top 10 markets
EU 27 Top Solar PV Markets Prospects
Alternus Active	Country	2021 Total capacity (GW)	By 2025 Total capacity medium scenario (GW)	2022-2025 New capacity (GW)	2022-2025 Compound annual growth rate (%)
*	Germany	59.9	107.6	47.7	16%
*	Spain	17.9	36.8	18.9	20%
*	Netherlands	13.1	30.2	17.1	23%
	France	13.2	28.3	15.1	21%
*	Poland	7.1	16.8	9.7	24%
	Denmark	2.8	11.7	8.9	43%
*	Italy	22.0	29.1	7.1	7%
	Portugal	1.5	6.6	5.0	44%
*	Greece	4.8	9.8	5.0	19%
	Sweden	1.8	6.3	4.6	37%
	Belgium	6.9	10.9	3.9	12%
	Hungary	3.0	6.4	3.4	21%
	Austria	2.5	5.4	2.9	21%
*	Ireland	0.1	2.8	2.7	120%
	Bulgaria	1.3	3.7	2.4	30%

The United States Market
The United States stepped up its solar ambitions in 2021 with a 42% growth rate and 27.3 GW of new installed capacity. The country repeated the remarkable growth performance seen in 2020, when market grew 43% year-on-year. Solar power accounted for 46% of all new power installations in the country, making it the third year in a row that solar holds the first spot. As in the previous years, the bulk of installations comes from the utility scale segment — a record 19.7 GW, or 72% of total installations. The strong development of the segment in Texas allowed the southern state to unseat California as the state with the highest annual installation for the first time.
In August of 2022, the United States passed the Inflation Reduction Act (IRA), whereby the US government will invest approximately $369 billion in Energy Security and Climate Change programs over the next ten years, further underpinning the commitment to climate goals.
Utility Scale Solar still remains the major segment for installations in the country with 19.7 GW installed, up from 14.2 GW added in 2020. Supply chain disruptions and the ban on solar panel components coming from the Xinjiang region has only had a slight impact on the sector’s growth so far, although there continues to be uncertainty about how these factors are going to play out in the future. Prolonged uncertainty in terms of module price and availability of equipment is forcing several developers to delay their installations by several quarters.
Solar Power Europe anticipates the US market to increase 13% year-on-year and reach 30.8 GW in 2022, followed by another year of strong growth to 37.4 GW in 2023 and exceeding 41GW of annual installations in 2026.
United States Annual Solar PV New Installations Scenarios 2022-2025
However, Solar Power Europe also comments that their positive outlook is being put at risk by the current investigation carried out by the US Department of Commerce (DOC) looking into imposing anti- circumvention tariffs on crystalline silicon PV modules and cells coming from Cambodia, Malaysia, Thailand and Vietnam. DOC is considering imposing a 50% to 250% tariff on solar products coming from these Southeast Asian countries. Considering that 65% of all module imports and 50% of cell imports originate from these countries, the solar sector could be severely impacted. A large number of companies have already reported project delays and cancellations, voicing concerns that over 70% of their pipeline could be cancelled following the introduction of such tariffs. With no domestic production for silicon solar wafers and cells today, and less than 5 GW of module production, mostly thin-film panels from First Solar, the US market is strongly relying on external production, whose level can only be assured by Chinese actors today.
The US solar association SEIA warned that, as a result of the trade case, 24 GW of solar capacity planned in the next two years will not be built. Trade issues can also come in the way of US solar developers. In February, the Biden Administration extended the Section 201 tariffs on imported solar modules and cells for another 4 years, but increased the amount of tariff-free cell imports from 2.5 GW to 5 GW. In addition, US developers still have to deal with the June 2021 issued Withhold Release Order (WRO), which enables US Customs and Border Protection to detain solar module imports using silica from a Xinjiang based producer. While several MWs of detained solar modules were reportedly released earlier this year, uncertainty persists.
Seasonality and Resource Availability
The amount of electricity produced, and revenues generated by, the Company’s solar generation facilities is dependent, in part, on the amount of sunlight, or irradiation, where the assets are located. As shorter daylight hours in winter months result in less irradiation, the electricity generated by these facilities will vary depending on the season. Irradiation can also be variable at a particular location from period to period due to weather or other meteorological patterns, which can affect operating results. As the majority of the Company’s solar power plants are located in the Northern Hemisphere (Europe) the Company expects its current solar portfolio’s power generation to be at its lowest during the first and fourth quarters of each year.
Therefore, the Company expects its first and fourth quarter solar revenue to be lower than in other quarters. As a result, on average, each solar park generates approximately 15% of its annual revenues in Q1 every year, 35% in each of Q2 and Q3, and the remaining 15% in Q4. The Company’s costs are relatively flat over a year, and so it will always report lower profits in Q1 and Q4 as compared to the middle of the year.
Our Portfolio
The Company’s current portfolio consists of over 48 owned and operational parks across Germany, Italy, the Netherlands, Romania and Poland, totaling 165.4 MWp of installed capacity as of December 31, 2022. The Romanian parks operate under a “green certificate” government incentive scheme over a minimum of 15 years whereby the projects earn a certain number of GCs for the energy produced that are then subsequently sold to the Romanian energy market. 6 GCs are earned for every MW produced at a price of 29.4 € per MW. The Netherlands projects enjoy a 15-year contracted revenue stream as part of a government program. The rate per kWh for our Rilland facility is fixed at 0.1095 per kWh. Our Polish PPA is for a term of 10 years based on 70% of the production output at a rate of 230 Zloty per MW. Our Italian PPAs renew annually based on current energy market rates.
The following table lists the owned portfolio and under contract solar PV parks as of the date of this proxy statement:
Country	MWs owned (Installed and operational)	MWs owned (In development and under construction)	Total under contract (MW)	Total (MW)
Romania	40.1	—	—	40.1
Italy	10.5	439.0	—	449.5
Germany	0.7	—	—	0.7
Netherlands	25.4	—		25.4
Poland	88.4	—	—	88.4
Spain	—	128.0	139.0	267.0
United States	0.4	15.0	—	15.4
Total	165.4	582.0	139.0	886.4
Recent and Pending Acquisitions
In April of 2022 one of Alternus’ wholly owned Spanish subsidiaries signed a share purchase agreement to acquire up to 228MW across 7 solar projects at ready-to-build (RTB) status from a Spanish developer, Solar Energy Structure (SES). In September of 2022 the parties entered into a settlement agreement, and in May of 2023 an amended and restated Settlement Agreement with SES was executed whereby the current SPA was terminated in exchange for the execution of a new SPA with SES for the acquisition of approximately 90 MWs in Spain at RTB that are currently under development.

Key Collaborating Partners
Alternus works with large expert advisors to ensure the projects acquired are suitable and in-line with local and governmental laws, technologically sound and within appropriate operational parameters. All potential acquisitions undergo extensive and detailed due diligence and verification before completion.
Facilities
Our headquarters are located at Suite 9-10, Plaza 212, Blanchardstown Corporate Park 2, Dublin 15, D15 PK64, Ireland.
Government Regulations
Environmental
The Company is subject to environmental laws and regulations in the jurisdictions in which it owns and operates renewable energy facilities. These laws and regulations generally require that governmental permits and approvals be obtained and maintained both before construction and during operation of these renewable energy facilities. The Company incurs costs in the ordinary course of business to comply with these laws, regulations and permit requirements. The Company does not anticipate material capital expenditures for environmental compliance for its renewable energy facilities in the next several years. While the Company does not expect that the costs of compliance would generally have a material impact on its business, financial condition or results of operations, it is possible that as the size of its portfolio grows, it may become subject to new or modified regulatory regimes that may impose unanticipated requirements on the business as a whole that the Company did not anticipate with respect to any individual renewable energy facility. Additionally, environmental laws and regulations frequently change and often become more stringent, or subject to more stringent interpretation or enforcement, and therefore future changes could require the Company to incur materially higher costs which could have a material negative impact on its financial performance or results of operations.
Regulatory Matters, Government Legislation and Incentives
In Romania, Italy, Germany, the Netherlands and Poland, the Company is generally subject to the regulations of the relevant energy regulatory agencies applicable to all producers of electricity under the relevant FiT or other governmental incentive programs (including the FiT rates); however, it is not subject to regulation as a traditional public utility (i.e., regulation of its financial organization and rates other than FiT rates).
As the size of the Company’s portfolio grows, or as applicable rules and regulations evolve, it may become subject to new or modified regulatory regimes that may impose unanticipated requirements on the business as a whole that were not anticipated with respect to any individual renewable energy facility. Any local, state, federal or international regulations could place significant restrictions on the Company’s ability to operate its business and execute its business plan by prohibiting or otherwise restricting the sale of electricity. If the Company was deemed to be subject to the same state, federal or foreign regulatory authorities as traditional utility companies, or if new regulatory bodies were established to oversee the renewable energy industry in Europe or in international markets, its operating costs could materially increase, adversely affecting results of operations.
The Company has established various incentives and financial mechanisms to reduce the cost of renewable energy and to accelerate the adoption of PV solar and other renewable energies in each of the countries in which the Company operates. These incentives include tax credits, cash grants, favorable tax treatment and depreciation, rebates, GCs, net energy metering programs, FiTs, other governmental incentive programs and other incentives. These incentives help catalyze private sector investments in renewable energy and efficiency measures. Changes in the government incentives in each of these jurisdictions could have a material impact on the Company’s financial performance.
By virtue of the newly enacted Bill of 27 October 2022 on extraordinary measures to reduce electricity price levels and support certain end-users in 2023 (which was signed by the President of the Republic of Poland on November 1, 2022) an obligation to “contribute the Price Difference Payment Fund”, which is calculated pursuant to a formula established by the Council of Ministers for the period from December 1, 2022 to June 20, 2023, has been imposed on certain energy companies. These regulations will impact revenues from power generation and sales in this period.
The obligation to “contribute the Price Difference Payment Fund applies to:

•
Energy companies engaged in power trading, and

•
Generators of power in plants using both renewable energy sources (i.e. wind energy and solar energy) and fossil fuels, with certain exceptions.

Legal Proceedings
From time to time, we are subject to various legal proceedings and claims that arise in the ordinary course of our business activities. In connection with such litigation, the Company may be subject to significant damages. We may also be subject to equitable remedies and penalties. Such litigation could be costly and time consuming and could divert or distract Company management and key personnel from its business operations. Although the results of litigation and claims cannot be predicted with certainty, as of the date of this proxy statement, we do not believe we are party to any claim or litigation, the outcome of which, if determined adversely to us, would individually or in the aggregate be reasonably expected to have a material adverse effect on our business. However, due to the uncertainty of litigation and depending on the amount and the timing, an unfavorable resolution of some or all of these matters could materially affect the Company’s business, results of operations, financial position, or cash flows.
On May 4, 2023 Alternus received notice that Solartechnik filed an arbitration claim against Alternus Energy Group PLC, Solis Bond Company DAC and ALT POL HC 01 SP. Z.o.o. in the Court of Arbitration at the Polish Chamber of Commerce, claiming that PLN 24,980,589 (approximately $5.8 million) is due and owed to Solartechnik pursuant to a preliminary share purchase agreement by and among the parties that did not ultimately close, plus costs, expenses, legal fees and interest. The Company has accrued a liability for this loss contingency in the amount of approximately $5.8 million, which represents the contractual amount allegedly owed. It is reasonably possible that the potential loss may exceed our accrued liability due to costs, expenses, legal fees and interest that are also alleged by Solartechnik as owed, but at the time of filing this proxy statement we are unable to determine an estimate of that possible additional loss in excess of the amount accrued. The arbitration is in its early stages, and the Company intends to vigorously defend this action.

ALTERNUS’ MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following is a discussion and analysis of Alternus Energy Group Plc (Company) financial condition and results of operations for the three- and six-month periods ended June 30, 2023 and 2022 and for the fiscal years ended December 31, 2022 and 2021. You should read this discussion and analysis together with the Company consolidated financial statements and related notes and the other financial information included elsewhere in this proxy statement. This discussion contains forward-looking statements that involve significant risks and uncertainties. As a result of many factors, such as those set forth under “Risk Factors” and elsewhere in this proxy statement, the Company’s actual results may differ materially from those anticipated in these forward-looking statements. Unless the context otherwise requires, references in this section to “we,” “us,” “our,” and the “Company” generally refer to Alternus Energy Group Plc.
Overview
The Company is a global integrated independent power producer. The Company develops, owns, and operates a diverse portfolio of utility scale solar photo-voltaic (PV) parks that connect directly to national power grids. As of December 31,2022, the company’s revenue streams are generated from long-term, government-mandated, fixed price supply contracts with terms of between 15-20 years in the form of government feed in tariffs (FIT) and other energy incentives. Of the Company’s current annual revenues, approximately 68% are generated from long-term contracts, 19% are derived from revenues generated under contracted power purchase agreements (PPAs) with energy operators that are renewed on an annual basis and 13% by sales to the general energy market in the countries the Company operates. In general, these contracts generate an average sales rate for every kilowatt hour (kWh) of green energy produced by the Company’s solar parks. Having started in 2016 with two parks and a 6 mega-watt peak (MWp) capacity, the Group’s current operational portfolio now consists of 51 parks across Poland, Romania, Italy, the Netherlands, and Germany, totaling 166.1 MWp. The Company works closely with local and international development partners which provides a consistent pipeline of new projects for acquisition and construction. The Company’s goal is to own and operate over 3.5 giga-watts (GWs) of solar parks by the end of 2025 and to become one of the largest pan-European independent power producers (IPPs) by the end of the decade. The Company’s current focus is on the European solar PV market. However, the Company is also actively exploring opportunities in other countries outside of Europe.
Alternus Energy Group Plc was incorporated in Dublin, Ireland on January 31, 2019 under the name Alternus Energy International Limited. On October 20, 2020, the Company re-registered as a Plc and changed its name to Alternus Energy Group Plc.
The Company is a former subsidiary of the previous parent company of the Group, Alternus Energy Inc. On December 2, 2020, the Group completed the last step of a reorganization, which resulted in the Company becoming the parent company of the Group (the “Reorganization”). The Reorganization included the following main steps:
•
Alternus Energy International Ltd registered as an Irish Plc and changed its name to Alternus Energy Group Plc (previously defined as the “Company”);

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The Company incorporated Solis Bond Company DAC;

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Alternus Energy Inc. (US) merged with and became a subsidiary of Altam Inc., a U.S.-based entity;

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Alternus Energy Inc. spun out Alternus Energy Plc to the existing shareholders of Altam Inc. in a 1:1.5 share dividend transaction; and

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In a 1:4.5 share exchange transaction, Altam Inc. shareholders exchanged their shares for a pro-rata number of shares of Alternus Energy Group Plc, thus becoming a subsidiary of the Alternus Energy Group Plc as it became the surviving parent company.

The Company is not a manufacturer of solar panels or other related equipment but generates 100% of its revenues from energy sales under long-term contracts as described above. By design, the Company currently focuses exclusively on energy generation and, as a result, the Company is technology agnostic and can customize its solar parks based on local environmental and regulatory requirements and continue to take advantage of falling component prices over time.
The Company uses annual recurring revenues as a key metric in its financial management and believe this method better reflects the long-term stability of operations. Annual recurring revenues is defined as the estimated future revenue based on the remaining term, price and estimated production of the offtake contract of the solar park. It should be noted that the actual revenues reported by the Company in a particular year may be lower than the annual recurring revenues because not all parks may be revenue generating for the full year in their first year of operation. The Company must also account for the timing of acquisitions that take place throughout the financial year.
Impacts of the Ukraine/Russia conflict
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply-chain disruption. These events have not impacted the physical operations of our facilities in Poland or Romania. We have seen increases in energy rates due to inflation and other macro-economic factors.
Impacts of the 2023 Bank Failures and Banking Risk
On May 1, 2023, First Republic Bank became the second largest bank failure to date. This was preceded by the third largest bank failure on March 10, 2023 of Silicon Valley Bank, and the March 12, 2023 failure of Signature Bank, the fourth largest bank failure in U.S history. These bank failures were the first three in a banking crisis that included Credit Suisse and Deutsche Bank, a bank that has extended a warehouse loan to the Company. The Company maintains cash balances in financial institutions which may exceed federally insured limits and is monitoring these events for both current and future liquidity.
Known trends or Uncertainties
The Company has a working capital deficiency and negative equity, and management has determined there is doubt about the company’s ability to continue as a going concern. Refer to Footnote 2 of the accompanying financial statements.
Competitive Strengths
The Company believes that the following competitive strengths contribute to its success and differentiate the Company from its competitors:
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The Company is an Independent Power Producer and comfortable operating across all aspects of the solar PV value chain from development through long-term operational ownership — as opposed to simply buying operating parks where the high levels of competition from investment companies tend to be. The Company’s flexibility makes it a more attractive partner to local developers who benefit from having a single trusted and flexible customer that allows them to plan effectively and grow faster;

•
The Company’s history of identifying and entering into new solar PV markets coupled with its on-the-ground capabilities and pan-European platform gives the Company potential competitive advantages in developing and operating solar parks across Europe;

•
The Company’s existing pipeline of contracted solar PV projects provides it with clear and actionable opportunities as well as the ability to cultivate power generation and earnings as these are required;

•
The Company is technology and supplier agnostic and as such has the flexibility to choose from a broad range of leading manufacturers, operations and maintenance (O&M) experts, top tier suppliers, and engineering, procurement, and construction (EPC) vendors across the globe and can benefit from falling component and service costs; and

•
The Company is led by a highly experienced management team and has strong, localized execution capabilities across all key functions and locations.

Vision and Strategy
The Company aims to become one of the leading producers of clean energy in Europe and the US by 2030 and to have commenced delivery of 24/7 clean energy to national power grids. The Company’s business strategy of developing to own and operate a diverse portfolio of solar PV assets that generate stable long-term incomes, in countries which currently have unprecedented positive market forces, positions us for sustained growth in the years to come.
To achieve its goals, the Company intends to pursue the following strategies:
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Continue our growth strategy which targets acquiring independent solar PV projects that are in development, in construction, newly installed or already operational, in order to build a diversified portfolio across multiple geographies;

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Developer and Agent Relationships: long term relationships with high-quality developer partners, both local and international, can reduce competition in acquisition pricing and provide the Company with exclusive rights to projects at varying stages of development. Additionally, the Company works with established agents across Europe. Working with both groups provides the Company with an understanding of the market and in some cases enables it to contract for projects at the pre- market level. This allows the Company to build a structured pipeline of projects in each country where it currently operates or intends to operate.

•
Expand our pan-European IPP portfolio in regions with attractive returns on investments, and increase the Company’s long-term recurring revenue and cash flow;

•
Long-term FIT (feed-in tariff) contracts combined with the Company’s efficient operations are expected to provide for strong and predictable cash flows from projects and allow for high leverage capacity and flexibility of debt structuring. Our strategy is to reinvest of project cash flows into additional solar PV projects to provide non-dilutive capital for Alternus to “self-fund” organic growth;

•
Optimization of financing sources to support long-term growth and profitability in a cost-efficient manner;

•
As a renewable energy company, we are committed to growing our portfolio of clean energy parks across Europe in the most sustainable way possible. The Company is highly aware and conscious of the ever growing need to mitigate the effects of climate change which is evident by its core strategy. As the Company grows, it intends to establish a formal sustainability policy framework in order to ensure that all project development is carried out in a sustainable manner mitigating any potential localized environmental impacts identified during the development, construction and operational process.

Given the long-term nature of our business, the Company does not operate its business on a quarter-by-quarter basis, but rather, with long-term shareholder value creation as a priority. The Company aims to maximize return for its shareholders by developing its own parks from the ground up — via Altnua — and/or acquiring projects during the development cycle, installation stage, or already operational.
On some projects, the Company will look to provide construction (EPC) services in-house — via Unisun — where the margins normally paid to third parties can be retained in the group and reinvested into new projects reducing the need for additional equity issuances.
We intend that the parks we own and operate will have a positive cash flow with long-term income streams at the lowest possible risk. To this end we use Levelized Cost of Energy (“LCOE”) as a key criterion to ranking the projects we consider for development and/or acquisition. The LCOE calculates the total cost of ownership of the parks over their expected life reflected as a rate per megawatt hour (MWh). Once the income rates for the selected projects are higher than this rate, the project will be profitable for its full life — including initial capex costs. The Company will continue to operate with this priority as we continue to invest in internal infrastructure and additional solar PV power plants to increase installed power and resultant stable long-term revenue streams.

Key Factors that Significantly Affect Company Results of Operations and Business
The Company expects the following factors will affect its results of operations — inflation and energy rate increases.
Offtake Contracts
Company revenue is primarily a function of the volume of electricity generated and sold by its renewable energy facilities as well as, where applicable, the sale of green energy certificates and other environmental attributes related to energy generation. The Company’s current portfolio of renewable energy facilities is generally contracted under long-term FIT programs or PPAs with creditworthy counterparties. As of June 30, 2023, the average remaining life of its FITs and PPAs was 10.97 years. As of December 31, 2022, the average remaining life of its FITs and PPAs was 11.5 years. Pricing of the electricity sold under these FITs and PPAs is generally fixed for the duration of the contract, although some of its PPAs have price escalators based on an index (such as the consumer price index) or other rates specified in the applicable PPA.
The Company also generates Renewable Energy Credit (RECs) as the Company produces electricity. RECs are accounted for as government incentives and are considered operational revenue as part of the solar facilities.
Project Operations and Generation Availability
The Company revenue is a function of the volume of electricity generated and sold by Company renewable energy facilities. The volume of electricity generated and sold by the Company’s renewable energy facilities during a particular period is impacted by the number of facilities that have achieved commercial operations, as well as both scheduled and unexpected repair and maintenance required to keep its facilities operational.
The costs the Company incurs to operate, maintain, and manage renewable energy facilities also affect results of operations. Equipment performance represents the primary factor affecting the Company’s operating results because equipment downtime impacts the volume of the electricity that the Company can generate from its renewable energy facilities. The volume of electricity generated and sold by the Company’s facilities will also be negatively impacted if any facilities experience higher than normal downtime as a result of equipment failures, electrical grid disruption or curtailment, weather disruptions, or other events beyond the Company’s control.
Seasonality and Resource Variability
The amount of electricity produced, and revenues generated by the Company’s solar generation facilities is dependent in part on the amount of sunlight, or irradiation, where the assets are located. As shorter daylight hours in winter months result in less irradiation, the electricity generated by these facilities will vary depending on the season. Irradiation can also be variable at a particular location from period to period due to weather or other meteorological patterns, which can affect operating results. As most the Company’s solar power plants are located in the Northern Hemisphere (Europe) the Company expects its current solar portfolio’s power generation to be at its lowest during the first and fourth quarters of each year. Therefore, the Company expects first and fourth quarter solar revenue to be lower than in other quarters. As a result, on average, each solar park generates approximately 15% of its annual revenues in Q1 every year, 35% in each of Q2 and Q3, and the remaining 15% in Q4. The Company’s costs are relatively flat over a year, and so the Company will always report lower profits in Q1 and Q4 as compared to the middle of the year.
Interest Rates on Company Debt
Interest rates on the Company’s senior debt are mostly variable for the full term of the finance at low interest rates ranging from 1.6% to 14%. The relative certainty of cash flows provides sufficient coverage ratios.

In addition to the project specific senior debt, the Company uses a small number of promissory notes in order to reduce, and in some cases eliminate, the requirement for the Company to provide equity in the acquisition of the projects. As of June 30, 2023, 86% of the Company’s total liabilities were project-related debt.
As of December 31, 2022, 87% of the Company’s total liabilities were project-related debt.
Cash Distribution Restrictions
In certain cases, the Company, through its subsidiaries, obtain project-level or other limited or non-recourse financing for Company renewable energy facilities which may limit these subsidiaries’ ability to distribute funds to the Company for corporate operational costs. These limitations typically require that the project-level cash is used to meet debt obligations and fund operating reserves of the operating subsidiary. These financing arrangements also generally limit the Company’s ability to distribute funds generated from the projects if defaults have occurred or would occur with the giving of notice or the lapse of time, or both.
Renewable Energy Facility Acquisitions and Investments
The Company’s long-term growth strategy is dependent on its ability to acquire additional renewable power generation assets. This growth is expected to be comprised of additional acquisitions across the Company’s scope of operations both in its current focus countries and new countries. Our operating revenues are insufficient to fund our operations and our assets already are pledged to secure our indebtedness to various third party secured creditors, respectively. The unavailability of additional financing could require us to delay, scale back or terminate our acquisition efforts as well as our own business activities, which would have a material adverse effect on the Company and its viability and prospects.
Management believes renewable power has been one of the fastest growing sources of electricity generation globally over the past decade. The Company expects the renewable energy generation segment to continue to offer growth opportunities driven by:
•
The continued reduction in the cost of solar and other renewable energy technologies, which the Company believes will lead to grid parity in an increasing number of markets;

•
Distribution charges and the effects of an aging transmission infrastructure, which enable renewable energy generation sources located at a customer’s site, or distributed generation, to be more competitive with, or cheaper than, grid-supplied electricity;

•
The replacement of aging and conventional power generation facilities in the face of increasing industry challenges, such as regulatory barriers, increasing costs of and difficulties in obtaining and maintaining applicable permits, and the decommissioning of certain types of conventional power generation facilities, such as coal and nuclear facilities;

•
The ability to couple renewable energy generation with other forms of power generation and/or storage, creating a hybrid energy solution capable of providing energy on a 24/7 basis while reducing the average cost of electricity obtained through the system;

•
The desire of energy consumers to lock in long-term pricing for a reliable energy source;

•
Renewable energy generation’s ability to utilize freely available sources of fuel, thus avoiding the risks of price volatility and market disruptions associated with many conventional fuel sources;

•
Environmental concerns over conventional power generation; and

•
Government policies that encourage the development of renewable power, such as country, state or provincial renewable portfolio standard programs, which motivate utilities to procure electricity from renewable resources.

Access to Capital Markets
The Company’s ability to acquire additional clean power generation assets and manage its other commitments will likely be dependent on its ability to raise or borrow additional funds and access debt and equity capital markets, including the equity capital markets, the corporate debt markets, and the project finance market for project-level debt. The Company accessed the capital markets several times in 2021 and 2022, in connection with long-term project debt, and corporate loans and equity. Limitations on the Company’s ability to access the corporate and project finance debt and equity capital markets in the future on terms that are accretive to its existing cash flows would be expected to negatively affect its results of operations, business, and future growth.
Foreign Exchange
The Company’s operating results are reported in United States (U.S.) Dollars. The Company’s current project revenue and expenses are generated in other currencies, including the Euro (EUR), the Polish Zloty (PLN), the Romanian Lei (RON), and the Norwegian Krone (NOK). This mix may continue to change in the future if the Company elects to alter the mix of its portfolio within its existing markets or elect to expand into new markets. In addition, the Company’s investments (including intercompany loans) in renewable energy facilities in foreign countries are exposed to foreign currency fluctuations. As a result, the Company expects revenue and expenses will be exposed to foreign exchange fluctuations in local currencies where the Company’s renewable energy facilities are located. To the extent the Company does not hedge these exposures, fluctuations in foreign exchange rates could negatively impact profitability and financial position.
Installation Costs for Solar Projects
Installation costs for solar projects include the costs of construction, connection to the power grid and procurement of components. The most significant contributor to installation costs is the cost of components such as solar panels, modules, inverters, and mounting systems. The Company’s supplier and technology agnosticism combined with its effective supply chain management and strong relationships with equipment suppliers have enabled them historically to purchase equipment at relatively competitive technical performance, prices, terms, and conditions.
In recent years, the prices of modules, inverters and mounting systems have decreased as a result of oversupply and improving technology. As the costs of the Company’s components have decreased, its solar parks have become more cost competitive, and its profitability has increased. As a result, the Company’s solar parks have begun to offer electricity at increasingly competitive rates, which has increased the attractiveness of its investment return and revenue. The Company expects that solar modules will continue to experience cost reductions from 2023 onwards when production and supply chains have recovered from the impact of the COVID-19 pandemic. Moreover, newly commercialized PV technologies are expected to further drive down installation costs and increase the energy output of PV systems, which could further increase the competitiveness of the Company’s solar parks1 and allow solar energy to achieve grid parity in more and more markets.
Key Metrics
Operating Metrics
The Company regularly reviews several operating metrics to evaluate its performance, identify trends affecting its business, formulate financial projections and make certain strategic decisions. The Company considers a solar park operating when it has achieved connection and begins selling electricity to the energy grid.
Operating Nameplate capacity
The Company measures the electricity-generating production capacity of its renewable energy facilities in nameplate capacity. The Company expresses nameplate capacity in direct current (DC), for all facilities. The size of the Company’s renewable energy facilities varies significantly among the assets comprising its portfolio.
The Company believes the combined nameplate capacity of its portfolio is indicative of its overall production capacity and period to period comparisons of its nameplate capacity are indicative of the

1
IRENA Renewable Power Generation Costs 2020.

growth rate of its business. The table below outlines the Company’s operating renewable energy facilities as of June 30, 2023 and 2022.
	Six Months Ended June 30
MWs (DC) Nameplate capacity by country	2023	2022
Romania	40.1	40.1
Italy	10.5	10.5
Germany	0.7	1.3
Netherlands	25.4	25.4
Poland	88.4	88.4
United States	1.0	0.4
Total	166.1	166.1
The table below outlines the Company’s operating renewable energy facilities as of December 31, 2022 and 2021.
	Year Ended December 31,
MWs (DC) Nameplate capacity by country	2022	2021
Romania	40.1	41.5
Italy	10.5	10.5
Germany	0.7	1.1
Netherlands	25.4	11.8
Poland	88.4	77.6
United States	0.4	—
Total	165.5	142.5
Megawatt hours sold
Megawatt hours sold refers to the actual volume of electricity sold by the Company’s renewable energy facilities during a particular period. The Company tracks MWh sold as an indicator of its ability to realize cash flows from the generation of electricity at its renewable energy facilities. The Company’s MWh sold for renewable energy facilities for the three and six months ended June 30, 2023 and 2022, were as follows:
	Three Months Ended June 30		Six Months Ended June 30
MWHs (DC) Nameplate capacity by country	2023	2022	2023	2022
Romania	15,343	17,382	24,473	27,755
Italy	3,008	3,918	4,935	6,276
Germany	150	442	205	601
Netherlands	10,218	10,376	13,125	13,186
Poland	37,323	39,436	49,104	54,113
United States	205	—	259	—
Total	66,247	71,554	92,101	101,931

The Company’s MWh sold for renewable energy facilities for the years ended December 31, 2022 and 2021, were as follows:
	Year Ended December 31,
MWhs by country	2022	2021
Romania	52,193	42,855
Italy	11,282	10,611
Germany	612	1,119
Netherlands	5,187	1,285
Poland	98,340	20,146
United States	—	—
Total	167,614	76,016
Note: In 2022, the US had .3 of a MWh, which is not depicted in the table. There was no US activity in 2021.
Consolidated Results of Operations
The following table illustrates the consolidated results of operations for the three and six months ended June 30, 2023 and 2022:
	Three Months Ended June 30		Six Months Ended June 30
	2023	2022	2023	2022
Revenues	$11,987	$11,338	$17,321	$18,111
Operating Expenses
Cost of revenues	(2,244)	(2,472)	(4,388)	(4,981)
Selling, general and administrative	(2,940)	(2,120)	(6,994)	(4,208)
Depreciation, amortization, and accretion	(1,870)	(2,153)	(3,620)	(4,683)
Development Costs	(896)	—	(1,005)	—
Loss on disposal of asset	—	—	—	(79)
Total operating expenses	$(7,950)	$(6,745)	$(16,007)	$(13,951)
Income from operations	4,037	4,593	1,314	4,160
Other income/(expense):
Interest expense	(6,743)	(3,940)	(11,798)	(8,739)
Other income	36	217	244	427
Other expense	(145)	(185)	(184)	(187)
Total other expense	$(6,852)	$(3,908)	$(11,738)	$(8,499)
Income/(loss) before provision for income taxes	(2,815)	685	(10,424)	(4,339)
Income taxes	—	—	—	—
Net income (loss)	$(2,815)	$685	$(10,424)	$(4,339)
Net income/(loss) attributable to non-controlling interest	(4)	(158)	(245)	(295)
Net income/(loss) attributable to Alternus Energy Group	$(2,811)	$843	$(10,179)	$(4,044)
Basic gain/(loss) per share	$(0.11)	$0.03	$(0.39)	$(0.15)
Diluted gain/(loss) per share		$0.03
Weighted average shares outstanding:
Basic shares	26,365,738	26,354,633	26,365,738	26,354,633
Diluted shares		26,480,285
Comprehensive loss:
Net income/loss	(2,811)	843	(10,179)	(4,044)
Foreign currency translation adjustment	3,544	(1,433)	2,832	(1,554)
Comprehensive income/(loss)	$733	$(590)	$(7,347)	$(5,598)

The following table illustrates the consolidated results of operations for the years ended December 31, 2022 and 2021:
	Year Ended December 31,
	2022	2021
Revenues	$32,526	$21,393
Operating Expenses:
Cost of revenues	(9,224)	(7,165)
Selling, general and administrative	(11,139)	(7,525)
Depreciation, amortization, and accretion	(7,157)	(5,382)
Fixed asset impairment loss	—	(4,171)
Development Cost	(23,925)	—
Total operating expenses	$(51,445)	$(24,243)
Income/(Loss) from operations	(18,919)	(2,850)
Other income/(expense):
Interest expense	(17,437)	(16,930)
Other income	1,275	2,995
Other expenses	(1,059)	(1,630)
Loss on disposal of asset	(139)
Total other expense	$(17,360)	$(15,565)
Loss before provision for income taxes	(36,279)	(18,415)
Income taxes	(5)	(518)
Net loss	$(36,284)	$(18,933)
Net loss attributable to non-controlling interest	(484)	(178)
Net loss attributable to Alternus Energy Group	$(35,800)	(18,755)
Basic and diluted loss per share	$(1.36)	$(0.87)
Weighted average shares outstanding:
Basic and Diluted shares	26,360,231	21,612,271
Comprehensive loss:
Net loss	(36,284)	(18,933)
Foreign currency translation adjustment	(1,200)	682
Comprehensive loss	$(37,484)	$(18,251)
The Company generates its revenue from the sale of electricity from its solar parks. The revenue is from a FIT program, PPA or REC in the day-ahead-market or spot market.

Revenue
Revenue for the three and six months ended June 30, 2023 and 2022 were as follows:
	Three Months Ended June 30
Revenue, by Country	2023	2022	Change ($)	Change (%)
	(in thousands)
Italy	1,040	1,173	(133)	(11)%
Romania	4,877	5,377	(500)	(9)%
Germany	11	81	(70)	(86)%
Netherlands	2,903	1,795	1,108	62%
Poland	3,123	2,907	216	7%
United States	33	5	28	560%
Total	11,987	11,338	649	6%
	Six Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Italy	1,696	1,829	(133)	(7)%
Romania	8,110	9,844	(1,734)	(18)%
Germany	13	99	(86)	(87)%
Netherlands	3,283	2,086	1,197	57%
Poland	4,169	4,248	(79)	(2)%
United States	50	5	45	900%
Total	17,321	18,111	(790)	(4)%
Revenue increased by $0.6 million for the three months ended June 30, 2023 compared to the same period in 2022, primarily due to a net of Romania receiving less revenue due to lower production, while the Netherlands added more revenue for the same period compared to last year.
Revenue decreased by $0.8 million for the six months ended June 30, 2023 compared to the same period in 2022, primarily due to a net of Romania receiving less funds while the Netherlands added more revenue with fully operational parks compared to the prior year.
	Three Months Ended June 30
Revenue, by Offtake Type	2023	2022	Change ($)	Change (%)
	(in thousands)
Country Renewable Programs	2,599	2,881	(282)	(10)%
Green Certificates	3,075	3,278	(203)	(6)%
Energy Offtake Agreements	5,879	5,119	760	15%
Other Revenue	434	60	374	623%
Total	11,987	11,338	649	6%
	Six Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Country Renewable Programs	2,573	3,061	(488)	(16)%
Green Certificates	4,958	5,815	(857)	(15)%
Energy Offtake Agreements	9,331	9,093	238	3%
Other Revenue	459	142	317	223%
Total	17,321	18,111	(790)	(4)%

Revenue
Revenue for the year ended December 31, 2022 and 2021 were as follows:
	Year Ended December 31,
Revenue, by Country	2022	2021	Change
	(in thousands)
Italy	$3,354	$3,665	$(311)
Romania	13,710	13,964	(254)
Germany	201	187	14
Netherlands	4,528	1,340	3,188
Poland	10,709	2,237	8,472
United States	24	—	24
Total	$32,526	$21,393	$11,133
Revenue increased by $11.1 million for the year ended 2022 compared to 2021. The increase was due to full year production of 2 parks purchased in December 2021 and 3 parks purchased in March 2022 in Poland, which generated revenue of $4.7 million, and one new park in the Netherlands that generated $2.7 million and increased energy rates across Europe in 2022 compared to 2021.
	Year Ended December 31,
Revenue, by Offtake Type	2022	2021	Change
	(in thousands)
Country Renewable Programs	$5,016	$4,133	$883
Green Certificates	9,452	8,427	1,025
Energy Offtake Agreements	17,888	8,833	9,055
Other Revenue	170	—	170
Total	$32,526	$21,393	$11,133
Cost of Revenues
The Company capitalizes its equipment costs, development costs, engineering and construction related costs, that are deemed recoverable. The Company’s cost of revenues with regards to its IPP solar parks is primarily a result of the asset management, operations and maintenance, as well as tax, insurance, and lease expenses. Certain economic incentive programs, such as FIT regimes, generally include mechanisms that ratchet down incentives over time. As a result, the Company seeks to connect its IPP solar parks to the local power grids and commence operations in a timely manner to benefit from more favorable existing incentives. Therefore, the Company generally seeks to make capital investments during times when incentives are most favorable.
Cost of revenues for the three and six months ended June 30, 2023 and 2022 were as follows:
	Three Months Ended June 30
Cost of Revenues, by Country	2023	2022	Change ($)	Change (%)
	(in thousands)
Italy	231	107	124	116%
Romania	609	1,581	(972)	(61)%
Germany	3	3	—	0%
Netherlands	288	266	22	8%
Poland	1,106	515	591	115%
United States	7	—	7	100%
Total	2,244	2,472	(228)	(9)%

	Six Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Italy	481	253	228	90%
Romania	1,538	3,440	(1,902)	(55)%
Germany	5	14	(9)	(64)%
Netherlands	370	365	5	1%
Poland	1,968	909	1,059	117%
United States	26	—	26	100%
Total	4,388	4,981	(593)	(12)%
Cost of revenues decreased by $0.2 million for the three months ended 2023 compared to 2022. The decrease was primarily due to a drop in operational costs for Romanian parks for the three months ending June 30, 2023. This decrease was partially offset by the additional operating cost for the Polish assets.
Cost of revenues decreased by $0.6 million for the six months ended 2023 compared to 2022. The decrease was primarily due to a drop in operational costs for Romanian parks for the six months ending June 30, 2023. This decrease was partially offset by a full six month operations of the three Polish parks purchased in March 2022 compared to the same period in 2022.
Cost of revenues for the years ended December 31, 2022 and 2021 were as follows:
	Year Ended December 31,
Cost of Revenues, by Country	2022	2021	Change
	(in thousands)
Italy	$812	$711	$101
Romania	3,628	5,256	(1,628)
Germany	42	50	(8)
Netherlands	600	487	113
Poland	4,142	661	3,481
United States	—	—	—
Total	$9,224	$7,165	$2,059
Cost of revenues increased by $2.1 million for the year ended 2022 compared to 2021. The increase was primarily due to full year operation in Poland partially offset by less energy acquisition cost in Romania.
Selling, General and Administrative Expenses
Selling, general and administrative expenses for the three and six months ended June 30, 2023 and 2022 were as follows:
	Three Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Selling, general and administrative	2,940	2,120	820	39%
Total	2,940	2,120	820	39%
	Six Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Selling, general and administrative	6,994	4,208	2,786	66%
Total	6,994	4,208	2,786	66%

Selling, general and administrative expenses increased by $0.8 million for the three months ended June 30, 2023 compared to 2022. This increase was due to increased compensation related expenses compared to the second quarter of 2022.
Selling, general and administrative expenses increased by $2.8 million for the six months ended June 30, 2023 compared to 2022. This increase was primarily due to increased compensation related expenses and audit fees in the first two quarters of 2023 compared to the first two quarters of 2022.
Selling, general and administrative expenses for the years ended December 31, 2022 and 2021 were as follows:
	Year Ended December 31,
	2022	2021	Change
	(in thousands)
Selling, general & administrative expenses	11,139	7,525	3,614
Total	$11,139	$7,525	$3,614
Selling, general and administrative expenses increased by $3.6 million for the year ended 2022 compared to 2021. This was mainly due to increase in payroll and related expenses of $2.6 million, as an investment for the future growth of the company.
Acquisition Costs
As discussed in Note 5 — Business Combinations and Acquisitions of Assets to its consolidated financial statements, the Company acquired one special purpose vehicle (SPV) system in April 2021 which was considered a business combination under United States (U.S.) generally accepted accounting principles (GAAP) and acquisition costs were expensed. The Company acquired one SPV system in February 2021, four SPVs in March 2021, one SPV in April 2021, two SPVs in May 2021, one SPV in August 2021 and two SPVs in December of 2021. These projects were considered asset acquisitions under U.S. GAAP and therefore the acquisition costs were capitalized over the life of the asset acquired.
The Company acquired three SPVs in March 2022 in Poland, all accounted for as asset acquisitions under ASC 805 Refer to Footnote 4 Business Combination and Acquisitions of Assets for more information.
Development Costs
The Company depends heavily on government policies that support our business and enhance the economic feasibility of developing and operating solar energy projects in regions in which we operate or plan to develop and operate renewable energy facilities. The Company can decide to abandon a project if there is material change in budgetary constraints, political factors or otherwise, governments from time to time may review their laws and policies that support renewable energy and consider actions that would make the laws and policies less conducive to the development and operation of renewable energy facilities. Any reductions or modifications to, or the elimination of, governmental incentives or policies that support renewable energy or the imposition of additional taxes or other assessments on renewable energy, could result in, among other items, the lack of a satisfactory market for the development and/or financing of new renewable energy projects, our abandoning the development of renewable energy projects, a loss of our investments in the projects and reduced project returns, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects. Refer to Footnote 18 to the accompanying financial statements for more detail of development cost.
	Three Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Development Cost	896	—	896	100%
Total	896	—	896	100%

	Six Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Development Cost	1,005	—	1,005	100%
Total	1,005	—	1,005	100%
Development cost was $0.9 million for the three month period ended June 30, 2023 and $1 million for the six month period ended June 30, 2023, due to final work performed for projects abandoned for the development of renewable energy projects in Poland in the first quarter.
	Year Ended December 31,
	2022	2021	Change
	(in thousands)
Development Cost	$(23,925)	$—	$(23,925)
Total	$(23,925)	$—	$(23,925)
Development cost was $23.9 million for the year ended December 31, 2022, due to abandoning the development of renewable energy projects in Poland.
Depreciation, Amortization and Accretion Expense
Depreciation, amortization and accretion expenses for the three and six months ended June 30, 2023 and 2022 were as follows:
	Three Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Depreciation, Amortization and Accretion expense	1,870	2,153	(283)	(13)%
Total	1,870	2,153	(283)	(13)%
	Six Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Depreciation, Amortization and Accretion expense	3,620	4,683	(1,063)	(23)%
Total	3,620	4,683	(1,063)	(23)%
Depreciation, amortization and accretion expenses decreased by $0.3 million for the three months ended June 30, 2023, compared to 2022, primarily driven by a change in useful life of 2 parks in Romania and 1 park in Poland. This was partially offset by the addition of one solar park in the US.
Depreciation, amortization and accretion expenses decreased by $1.1 million for the six months ended June 30, 2023, compared to 2022, primarily driven by a change in useful life of 2 parks in Romania and 1 park in Poland and adjustments related to the adoption of ASC 842 at the beginning of 2022 as reflected in the audited financial statements as of December 31, 2022. This was partially offset by the added depreciation of 3 parks in Poland that were purchased at the end of first quarter 2022.
Depreciation, amortization and accretion expenses for the years ended December 31, 2022 and 2021 were as follows:
	Year Ended December 31,
	2022	2021	Change
	(in thousands)
Depreciation, Amortization and Accretion expense	7,157	5,382	1,775
Total	$7,157	$5,382	$1,775

Depreciation, amortization and accretion expenses increased by $1.8 million for the year ended December 31, 2022, compared to 2021, primarily as a result of incremental depreciation, amortization and accretion associated with the acquisition of the assets in Romania, Italy and Poland, and a full year of amortization related to the Romanian assets.
Interest Expense, Other Income, and Other Expense
	Three Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Interest Expense	(6,743)	(3,940)	(2,803)	71%
Other Income	36	217	(181)	(83)%
Other Expense	(145)	(185)	40	(22)%
Total	(6,852)	(3,908)	(2,944)	75%
	Six Months Ended June 30
	2023	2022	Change ($)	Change (%)
	(in thousands)
Interest Expense	(11,798)	(8,739)	(3,059)	35%
Other Income	244	427	(183)	(43)%
Other Expense	(184)	(187)	3	(2)%
Total	(11,738)	(8,499)	(3,239)	38%
Total other expenses increased by $2.9 million for the three month period ended June 30, 2023 compared to the same period in 2022. The primary driver was increased interest expense due to the increase in the effective interest rate of the Solis bond from 6.5% to 9.6%
Total other expenses increased by $3.2 million for the six month period ended June 30, 2023 compared to the same period in 2022. The primary driver was increased interest expense due to the increase in the effective interest rate of the Solis bond from 6.5% to 9.6% . The exchange rates of the EUR to USD were less favorable in second quarter 2023 compared to the same period in 2022.
	Year Ended December 31,
	2022	2021	Change
	(in thousands)
Interest Expense	$(17,437)	$(16,930)	$(507)
Other Income	$1,275	$2,995	$(1,720)
Other Expense	$(1,059)	$(1,630)	$571
Total	$(17,221)	$(15,565)	$(1,656)
Interest Expense includes the interest associated with the Company’s green bonds, convertible and non-convertible promissory notes, and amortization of debt issuance costs. Interest expense and debt issuance cost were $13 million and $4.4 million respectively for the year ended December 31, 2022.
Net Loss
Net loss increased by $3.5 million for the three month period ended June 30, 2023 compared to the same period 2022. The increase was a result of increased SG&A expense of $0.8 million, interest expense of $2.8 million and development costs of $0.9 million. The increase was partially offset by an increase of $0.7 million in revenue and a decrease in depreciation expense of $0.3 million.
Net loss increased by $6.1 million for the period ended June 30, 2023 compared to the same period 2022. The increase was a result of a decrease in revenue of $0.8 million, increased SG&A expense of $2.8 million, interest expense of $3.1 million and development costs of $1 million. The increase was partially offset by a decrease cost of revenues of $0.5 million and a decrease in depreciation expense of $1.1 million.

Net loss increased by $17.3 million for the year ended 2022 compared to 2021. The increase was a result of increased interest expense of $13 million and development costs of $23.9 million. The increase was partially offset by an increase in revenues of $11.1 million which was a result of full year operations of acquired parks in Poland.
Liquidity and Capital Resources
Capital Resources
A key element to the Company’s financing strategy is to raise much of its debt in the form of project specific non-recourse borrowings at its subsidiaries with investment grade metrics. Going forward, the Company intends to primarily finance acquisitions or growth capital expenditures using long-term non-recourse debt that fully amortizes within the asset’s contracted life, as well as retained cash flows from operations and issuance of equity securities through public markets.
The following table summarizes certain financial measures that are not calculated and presented in accordance with U.S. GAAP, along with the most directly comparable U.S. GAAP measure, for each period presented below. In addition to its results determined in accordance with U.S. GAAP, the Company believes the following non- U.S. GAAP financial measures are useful in evaluating its operating performance. The Company uses the following non-U.S. GAAP financial information, collectively, to evaluate its ongoing operations and for internal planning and forecasting purposes.
The following non-U.S. GAAP table summarizes the total capitalization and debt as of June 30, 2023 and 2022:
	As of June 30	As of December 31
	2023	2022
	(in thousands)
Green Bonds	152,491	149,481
Convertible Debt, secured	11,818	9,609
Senior Secured debt and prom notes	36,037	33,500
Total debt	200,346	192,590
Less current maturities	(187,454)	(21,631)
Long term debt, net of current maturities	12,892	170,959
Current Maturities	187,454	21,631
Less current debt discount	(3,649)	(4,335)
Current Maturities net of debt discount	183,805	17,296
Long-term maturities	12,892	170,959
Less long-term debt discount	—	(197)
Long-term maturities net of debt discount	12,892	170,762
	As of June 30	As of December 31
	2023	2022
	(in thousands)
Cash and cash equivalents	5,061	2,987
Restricted cash	5,653	6,598
Available capital	10,714	9,585

The following non-U.S. GAAP table summarizes the total capitalization and debt as of December 31, 2022 and 2021:
	Year Ended December 31,
	2022	2021
	(in thousands)
Green bonds	$149,481	$147,238
Convertible debt, secured	9,609	10,193
Senior secured debt and promissory notes	33,500	20,261
Total debt	192,590	177,692
Less current maturities	(21,631)	(6,077)
Long term debt, net of current maturities	170,959	171,615
Less debt discount	(4,532)	(8,026)
Long term debt, net of debt discount	$166,427	$163,589
	Year Ended December 31,
	2022	2021
	(in thousands)
Cash and cash equivalents	$2,987	$18,027
Restricted cash	6,598	8,554
Available capital	$9,585	$26,581
Restricted Cash relates to balances that are in the bank accounts for specific defined purposes and cannot be used for any other undefined purposes. Refer to Footnote 3 — Summary of Significant Accounting Policies for further discussion of restricted cash.
Liquidity Position
Our consolidated financial statements for the three and six months ended June 30, 2023 and for the year ended December 31, 2022 identifies the existence of certain conditions that raise substantial doubt about our ability to continue as a going concern for twelve months from the issuance of this report. Refer to Footnote 2 of the accompanying financial statements for more information.
In January 2021, the Company approved the issuance by one of its subsidiaries, Solis, of a series of 3-year senior secured green bonds in the maximum amount of $242 million (€200 million) with a stated coupon rate of 6.5% + EURIBOR and quarterly interest payments. The bond agreement is for repaying existing facilities of approximately $40 million (€33 million), and funding acquisitions of approximately $87.2 million (€72.0 million). The bonds are secured by the Solis Bond Company’s underlying assets. The Company raised approximately $125 million (€110.0 million) in the initial funding. In November 2021, Solis Bond Company DAC, completed an additional issue of $24 million (€20 million). The additional issue was completed at an issue price of 102% of par value, corresponding to a yield of 5.5%. The Company raised $11.13 million (€10 million) in March 2022 at 97% for an effective yield of 9.5%. In connection with the bond agreement the Company incurred approximately $11.8 million in debt issuance costs. The Company recorded these as a discount on the debt and they are being amortized as interest expense over the contractual period of the bond agreement. As of December 31, 2022 and 2021, there was $149.5 million and $147.2 million outstanding on the Solis Bond, respectively. As of June 30, 2023 and 2022 there was $152.5 million and $146.9 million outstanding on the Solis Bond, respectively.
As of December 31, 2022, the Company’s wholly owned subsidiary, Solis Bond Company DAC, was in breach of the three financial covenants under the Solis Bond terms: (i) the minimum Liquidity Covenant that requires the higher of EUR 5.5 million or 5% of the outstanding Nominal Amount, (ii) the minimum Equity Ratio covenant of 25%, and (iii) the Leverage Ratio of NIBD/EBITDA to not be higher than 6.5 times for the year ended December 2021, 6.0 times for the year ended December 31, 2022 and 5.5 times for the period ending on the maturity date of the Solis Bond, January 6, 2024. The Solis Bond carries a 3 months

EURIBOR plus 6.5% per annum interest rate, and has quarterly interest payments, with a bullet payment to be paid on January 6, 2024. The Solis Bond is senior secured through a first priority pledge on the shares of Solis and its subsidiaries, a parent guarantee from Alternus Energy Group Plc, and a first priority assignment over any intercompany loans.
In April 2023 the bond holders approved a temporary waiver and an amendment to the bond terms to allow for a change of control in Solis (which allows for the transfer of Solis and its subsidiaries underneath Clean Earth Acquisitions Corp. on Closing). In addition, bondholders received a preference share in an Alternus Midco, which will hold certain development projects in Spain and Italy. The shares will have preference on any distribution from Midco to Alternus up to €10 million, and Midco will divest assets to ensure repayment of the €10 million should the bonds not have been fully repaid at maturity (January 6, 2024). Finally, bondholders will receive a 1% amendment fee, which equates to €1.4 million.
On June 5, 2023 the bondholders approved an extension to the waiver to September 30, 2023 and the bond trustee was granted certain additional information rights and the right to appoint half of the members of the board of directors of Solis, in addition to the members of the board appointed by Alternus. Under the waiver agreement, as extended, Solis must fully repay the Solis Bond by September 30, 2023. If Solis is unable to fully repay the Solis Bond by September 30, 2023, Solis’ bondholders have the right to immediately transfer ownership of Solis and all of its subsidiaries to the bondholders and proceed to sell Solis’ assets to recoup the full amount owed to the bondholders, which is as of June 30, 2023 €147,000,000 (approximately $158,000,000). If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated.
In September of 2023, holders of more than 50% of the Solis Bond interests agreed in writing with Solis Bond Company DAC to further extend the temporary waiver to December 16, 2023, which such extension is expected to be formally approved by vote of the requisite 67% of bondholders on or before October 16, 2023. We cannot guarantee that the bondholders will formally approve the Solis Extension or that such approval will occur on the foregoing anticipated timeline.
The Solis bond debt is currently recorded as short-term debt, since the current waiver period is through September 30, 2023.
Solis has engaged Pareto Securities AS to explore a refinancing of the bond. The Company has also engaged a leading global firm to support a potential sale of some or all of the assets. The refinancing may be completed in conjunction with a potential sale of certain assets in Solis. We are in advanced discussions with numerous third parties around both the potential refinancing and/or sale of the Solis assets. There are no definitive refinancing or sale agreements executed as of the date of this report and there is no guarantee that these processes will complete by the Solis Extension date or at all.
Financing Activities
On December 21, 2022, Alternus Energy Group’s wholly owned Irish subsidiaries, AEG JD 01 LTD and AEG MH 03 LTD entered in a financing facility with Deutsche Bank AG (“Lender”). This is a committed revolving debt financing of EUR 80,000,000 to finance eligible project costs for the acquisition, construction, and operation of installation/ready to build solar PV plants across Europe, including the capacity for the financing to be upsized via a EUR 420,000,000 uncommitted accordion facility to finance a pipeline of further projects across Europe (the “Warehouse Facility”). The Warehouse Facility, which matures on the third anniversary of the closing date of the Credit Agreement (the “Maturity Date”), bears interest at Euribor plus an aggregate margin at a market rate for such facilities, which steps down by 0.5% once the underlying non-Euro costs financed reduces below 33.33% of the overall costs financed. The Warehouse Facility is not currently drawn upon, but once drawn, capitalizes interest payments until projects reach their commercial operations dates through to the Maturity Date; it also provides for mandatory prepayments in certain situations.
In January 2023, Alternus Fundco, a subsidiary of AEG, Plc, entered into a $1.1 million (€1 million) convertible promissory note with a 10% interest maturing in January 2025. The holders of the notes will have the option, beginning 90 days after the close of the business combination between the Company and

Clean Earth Acquisitions Corp. and until such note is fully paid, to convert the full principal balance and any accrued but unpaid interest into common stock of Clean Earth Acquisitions Corp. The conversion price for these shares is the per share market price on the date the noteholder informs the Company of his intention to convert the debt. The outstanding balance was $1.1 million (€1 million) as of June 30, 2023.
On February 28, 2023, Alt US 03, a subsidiary of Alternus Energy Americas, entered into an agreement as part of the transaction with Sunrise Development, LLC to acquire rights to develop a solar park in Tennessee. The company entered into a construction promissory note of $920 thousand with a variable interest rate of prime plus 2.5% and due February 29, 2024. The Company had principal outstanding of $671 thousand as of June 30, 2023.
In March 2023, the Company approved the issuance of $922 thousand of secured convertible debt in three tranches of $271 thousand, $271 thousand and $380 thousand, carrying a 14% annual interest rate. The holder of the notes will have the option, beginning 90 days after the close of the business combination between the Company and Clean Earth Acquisitions Corp. and until (i) the maturity date and (ii) such note is fully paid, to convert the full principal balance and any accrued but unpaid interest into 1,320,000 shares of common stock of Clean Earth Acquisitions Corp. Alternatively, should the business combination not complete by April of 2024, the holder has the right to convert the full principal balance and any accrued but unpaid interest into the Company’s ordinary shares at a conversion price of 9 NOK per share.
In October 2023, the Company approved the issuance by one of its US subsidiaries of secured debt in the principal amount of $3,150,000 for an original purchase price of $2,205,000 and a maturity date of no later than June 30, 2024. The holder of the note has also been granted the right to receive warrants, conditional upon, and only issued at, the close of the business combination between the Company and Clean Earth Acquisitions Corp. to purchase up to (i) 100,000 shares of common stock of Clean Earth Acquisitions Corp. at an exercise price of $11.50 per share and having a 5-year term, and (ii) 300,000 shares of common stock of Clean Earth Acquisitions Corp. at an exercise price of $0.01 per share and having a 3-year term. Alternatively, should the business combination not complete by the expiry date, the holder will be issued warrants to purchase up to 394,819 ordinary shares of Alternus Energy Group at an exercise price of NOK 5.00 per share and having a 10-year term. The debt is secured by a parent company guarantee of Alternus and a share pledge from Vincent Browne, Alternus’ CEO, of his Alternus shares.
Material Cash Requirements from Known Contractual Obligations
The Company’s contractual obligations consist of operating leases generally related to the rent of office building space, as well as land upon which the Company’s solar parks are built. These leases include those that have been assumed in connection with the Company’s asset acquisitions and business combinations. The Company’s leases are for varying terms and expire between 2027 and 2055.
For the years ending December 31, 2022 and 2021, the Company incurred operating lease expenses of $987 thousand and $309 thousand, respectively. The following table summarizes the Company’s future minimum contractual operating lease payments as of December 31, 2022.As a part of the Witnica acquisition, the company acquired an operating lease to the land where the solar park is located. The estimated annual cost of the lease is $335 thousand. The lease commenced in 2021 and runs through 2050. The Company had no finance leases as of June 30, 2023.
As a part of the Komorowo acquisition, the company acquired two operating leases to the land where the solar parks are located. The combined estimated annual cost of the leases is $75 thousand. The leases commenced in 2021 and run through 2046.
As a part of the Rakowic acquisition, the company acquired an operating lease for the land where the solar parks are located. The combined estimated annual cost of the leases is $6 thousand. The leases commenced in 2022 and run through 2046.
In March 2022, the Company entered a new lease for additional office space in Ireland with a term of 9 years. The estimated annual cost of the lease is $136 thousand.
In April 2022, the Company entered a new lease for additional office space in Fort Mill, South Carolina with a term of 7.5 years. The estimated annual cost of the lease is $147 thousand.

For the period ending June 30, 2023 and 2022, the Company incurred operating lease expenses of $536 thousand and $484 thousand, respectively. The following table summarizes the Company’s future minimum contractual operating lease payments as of June 30, 2023.
Maturities of lease liabilities as of June 30, 2023 were as follows:
Five-year lease schedule:	(in thousands)
2023	$338
2024	861
2025	885
2026	909
2027	935
Thereafter	16,924
Total lease payments	20,852
Less imputed interest	11,092
Total	$9,760
Maturities of lease liabilities as of December 31, 2022 were as follows:
Five-year lease schedule:	(in thousands)
2023	$793
2024	842
2025	865
2026	889
2027	913
Thereafter	16,236
Total lease payments	20,538
Less imputed interest	11,110
Total	$9,428
Cash Flow Discussion
The Company uses traditional measures of cash flow, including net cash flows from operating activities, investing activities and financing activities to evaluate its periodic cash flow results.
For the Six Months Ended June 30, 2023 compared to June 30, 2022
The following table reflects the changes in cash flows for the comparative periods:
	Six Months Ended June 30,
	2023	2022	Change ($)
	(in thousands)
Net cash provided by (used in) operating activities	2,440	(4,738)	7,178
Net cash (used in) investing activities	(3,746)	(27,692)	(23,946)
Net cash provided by financing activities	3,684	26,185	(22,501)
Effect of exchange rate on cash	(1,248)	(950)	(298)

For the Year Ended December 31, 2022 compared to December 31, 2021
The following table reflects the changes in cash flows for the comparative periods:
	Year Ended December 31,
	2022	2021	Change
	(in thousands)
Net cash (used in) operating activities	$(17,848)	$(8,324)	$(9,524)
Net cash (used in) investing activities	(23,631)	(127,483)	103,852
Net cash provided by financing activities	26,984	161,232	(134,248)
Effect of exchange rate on cash	(2,501)	(592)	(1,909)
Net cash Provided by (Used In) Operating Activities
Net cash provided by operating activities for the six months ended June 30, 2023 compared to 2022 increased by $7.2 million. The increase was due to an increase in accounts payable and accrued expenses.
Net cash used in operating activities for the year ended December 31, 2022 compared to 2021 increased by $9.5 million. The net loss increased by $17.3 million in 2022, which was mainly due to the increase in development cost of $23.9 million. This was partially offset by the increase in revenues of $11.1 million, mainly related to a full year operations of parks acquired in 2021 and higher energy rates throughout Europe in 2022.
Net Cash (Used In) Investing Activities
Net cash used in investing activities for the six months ended June 30, 2023 compared to 2022 decreased by $24 million. This decrease was due to no acquisitions in 2023 compared to the $11.2 million of acquisitions in the first quarter of 2022 in Poland.
Net cash used in investing activities for the year ended December 31, 2022 compared to 2021 decreased by $103.9 million. This decrease was due to no acquisitions in 2022 compared to the $118.5 million of acquisitions in 2021 in the Netherlands, Romania, Poland and Italy in 2021.
Net Cash Provided by Financing Activities
Net cash provided by financing activities for the six months ended June 30, 2023 compared to 2022 decreased by $22.5 million due to no issuances of debt for acquisition purposes.
Net cash provided by financing activities for the year ended December 31, 2022 compared to 2021 decreased by $134.2 million due to the issuance of Green Bonds and other debt of $168.7 million and the issuance of Equity in 2021.
Critical Accounting Policies and Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions in certain circumstances that affect amounts reported in its consolidated financial statements and related footnotes. In preparing these consolidated financial statements, the Company has made its best estimates of certain amounts included in the consolidated financial statements. Application of accounting policies and estimates, however, involves the exercise of judgment and use of assumptions as to future uncertainties and, as a result, actual results could differ from these estimates. In arriving at the Company’s critical accounting estimates, factors the Company considers include how accurate the estimate or assumptions have been in the past, how much the estimate or assumptions have changed and how reasonably likely such change may have a material impact. The Company’s critical accounting policies are discussed below.
JOBS Act Accounting Election
The Company is an emerging growth company pursuant to the provisions of the Jumpstart Our Business Start-ups (JOBS) Act. For as long as the Company is an emerging growth company, the Company may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. The JOBS Act also permits an emerging growth company to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies. The Company has elected to use the extended transition period until the Company is no longer an emerging growth company or until the Company chooses to affirmatively and irrevocably opt out of the extended transition period. As a result, Company financial statements may not be comparable to companies that comply with new or revised accounting pronouncements applicable to public companies.
Business Combinations
The Company acquires assets which are operating in nature with existing revenue streams and assets which are constructed for the purpose of being sold. The company applies the screen test per ASC 805 to determine an asset acquisition versus business combination and accounts for business combinations by recognizing in the financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interests in the acquiree at fair value at the acquisition date. The Company also recognizes and measures the goodwill acquired or a gain from a bargain purchase in the business combination and determine what information to disclose to enable users of an entity’s financial statements to evaluate the nature and financial effects of the business combination. In addition, acquisition costs related to business combinations are expensed as incurred. Cost directly attributed to an asset acquisition are capitalized to the asset per ASC 805 Business combinations is a critical accounting policy as there are significant judgments involved in the allocation of acquisition costs and determining the fair value of the net assets acquired. Refer to Footnote 2 to the accompanying financial statements for more information.
When the Company acquires renewable energy facilities, the Company allocates the purchase price to; (i) the acquired tangible assets and liabilities assumed, primarily consisting of plant equipment and long-term debt, (ii) the identified intangible assets and liabilities, primarily consisting of the value of favorable and unfavorable rate PPAs and REC agreements and the in-place value of market rate PPAs, (iii) non-controlling interests, and (iv) other working capital items based in each case on their fair values in accordance with ASC 805.
The Company performs the analysis of the acquisition using income approach valuation methodology. Factors considered by management in its analysis include considering current market conditions and costs to construct similar facilities. The Company also considers information obtained about each facility as a result of the Company’s pre-acquisition due diligence in estimating the fair value of the tangible and intangible assets and liabilities acquired or assumed. In estimating the fair value, the Company also establishes estimates of energy production, current in-place and market power purchase rates, tax credit arrangements and operating and maintenance costs. A change in any of the assumptions above, which are subjective, could have a significant impact on the results of operations.
The allocation of the purchase price directly affects the following items in the Company consolidated financial statements:
•
The amount of purchase price allocated to the various tangible and intangible assets, liabilities and non-controlling interests on the Company balance sheet;

•
The amounts allocated to current assets or current liabilities are allocated at the acquisition, value. The amounts allocated to long term tangible assets and intangibles are amortized to depreciation or amortization expense, and

•
The period of time over which tangible and intangible assets and liabilities are depreciated or amortized varies, and thus, changes in the amounts allocated to these assets and liabilities will have a direct impact on Company results of operations.

Impairment of Renewable Energy Facilities and Intangibles
Renewable energy facilities and intangibles that are held and used are reviewed for impairment whenever events or changes in circumstances indicate carrying values may not be recoverable. An impairment loss is recognized if the total future estimated undiscounted cash flows expected from an asset are less than its carrying value. An impairment charge is measured as the difference between an asset’s carrying amount and its fair value. Fair values are determined by a variety of valuation methods, including appraisals, sales prices of similar assets and present value techniques.
Impairment of Goodwill
A qualitative assessment of Goodwill is performed annually for impairment at the individual project level during the fourth quarter or earlier upon the occurrence of certain events or substantive changes in circumstances. If it is determined that an impairment has occurred, the Company adjusts the carrying value accordingly, and charges the impairment as an operating expense in the period the determination is made. Although the Company believes goodwill is appropriately stated in the consolidated financial statements, changes in strategy or market conditions could significantly impact these judgments and require an adjustment to the recorded balance. The Company did not have any impairment of goodwill or long-lived intangible assets.
In assessing goodwill for impairment, the Company may elect to use a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more-likely-than-not that the fair value of its reporting units are less than their carrying amounts. If the Company determines that it is not more-likely-than-not that the fair values of its reporting units are less than their carrying amounts, the Company are not required to perform any additional tests in assessing goodwill for impairment. However, if the Company concludes otherwise or elects not to perform the qualitative assessment, then the Company is required to perform the quantitative impairment test. The qualitative assessment performed in 2022 did not indicate an impairment of Goodwill, thus no quantitative assessment was performed.
Depreciable lives of Long-lived Assets
The Company has significant investments in renewable energy facility assets. These assets are generally depreciated on a straight-line basis over their estimated useful lives which range from 15 to 35 years for the Company’s solar generation facilities.
The estimation of asset useful lives requires significant judgment. Changes in Company estimated useful lives of renewable energy facilities could have a significant impact on its future results of operations. See Note 3. Summary of Significant Accounting Policies to Company consolidated financial statements regarding depreciation and estimated service lives of its renewable energy facilities.
Recently Issued Accounting Standards
See Note 3 Summary of Significant Accounting Policies to Company consolidated financial statements for its year end audited financial statements for disclosures concerning recently issued accounting standards.
Quantitative and Qualitative Disclosures About Market Risk
Market Risk
The Company has no derivative financial instruments or derivative commodity instruments.
Foreign Currency Risk
The Company is exposed to foreign currency risk as a result of certain transactions and borrowings which are denominated in foreign currencies. The Company’s current asset portfolio generates revenue and incurs expenses in other currencies, including the Euro, the Polish Zloty the Romanian Lei and the Norwegian Krone.
In addition, the Company is exposed to currency risk associated with translating its functional currency financial statements into its reporting currency, which is the U.S. dollar. As a result, the Company is exposed to movements in the exchange rates of various currencies against the U.S. dollar.
The Company manages its exposure to currency risk by commercially transacting in the currencies in which the Company materially incurs operating expenses. The Company limits the extent to which it incurs operating expenses in other currencies, wherever possible, thereby minimizing the realized and unrealized foreign exchange gain/ loss. The currency of the Company’s borrowing is, in part, matched to the currencies expected to be generated from the Company’s operations. Intercompany funding is typically undertaken in the functional currency of the operating entities or undertaken to ensure offsetting currency exposures.

As of December 31, 2022, had the U.S. dollar strengthened by 1% in relation to all the other currencies, while all other variables held constant, the total assets of the Company would have decreased by $2.1 million. A weakening of the U.S. dollar by 1% against the above currencies would have had an equal and opposite effect.
As of December 31, 2022, had the U.S. dollar strengthened by 1% in relation to all the other currencies, while all other variables held constant, the net assets of the Company would have decreased in both losses and equity by $0.2 million. A weakening of the U.S. dollar by 1% against the above currencies would have had an equal and opposite effect.
Interest Rate Risk
Fluctuations in interest rates can impact the value of investments and financing activities, giving rise to interest rate risk. The debt of the Company is comprised of different instruments, which bear interest at either fixed or floating interest rates. The ratio of fixed and floating rate instruments in the loan portfolio is monitored and managed. Refer to Footnote 13 — Green Bonds, Convertible and Non-convertible Promissory Notes for more information.
The Company believes that the interest rates on all borrowings compare favorably with those rates available in the market.
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
The Company has not had any disagreements with its accountants on accounting and financial disclosure reportable under Item 16-F of Form 20-F.

ALTERNUS’ MANAGEMENT
Set forth below is information concerning Alternus’ directors, executive officers, and other key employees.
Name	Age	Position(s)
Vincent Browne	55	Chief Executive Officer and Chairman of the Board of Directors
Joseph E. Duey	50	Chief Financial Officer
Taliesin Durant	52	Chief Legal Officer
Gary Swan	54	Chief Technical Officer
David Farrell	42	Chief Commercial Officer
Larry Farrell	53	Chief Information Officer
Gita Shah	40	Chief Sustainability Officer
John P. Thomas	70	Director
John McQuillan	60	Director
Tone Bjornov	62	Director
Mohammed Javade Chaudhri	71	Director
Business Background
Vincent Browne, Chairman and Chief Executive Officer
Vincent Browne brings a wealth of experience with his extensive background of over 20 years in senior and c-suite level management in the areas of finance and operations, including M&A, project finance and capital market transactions across listed and private companies.
In July of 2015 he was appointed as Alternus’ CFO and a Director, and in September of 2017 he was appointed as CEO. Mr. Browne is also a director of all of Alternus’ subsidiaries except its Italian subsidiaries since December 2016. From December of 2016 to January of 2021, Mr. Browne was also the owner and managing director of Power Clouds Holdings Pte. Ltd. Commencing in January 2012 and ending in December 2016, Mr. Browne served as Chief Executive Officer and Chairman of the Board of Axiologix, Inc. Prior to that, in October 2008, he served as Chief Executive Officer and Chairman of the Board of Flint Telecom Group, Inc. until December 2012. Mr. Browne was Head of Procurement with Esat Telecom Group, a telecom operator in Ireland, quoted on Nasdaq. His formative career was with Siemens Nixdorf in Ireland managing the Products Business Segment. Mr. Browne holds a Bachelor of Commerce (Accounting) degree from University College Dublin and is a regular contributor in commercialization of research and technology projects with the Technology and Enterprise Campus at Trinity College Dublin. Mr. Browne was selected to serve as a director in light of his role as Chief Executive Officer, the management perspective he brings to board deliberations and his extensive management experience.
Joseph Duey, Chief Financial Officer
Joseph Duey joined Alternus in 2018. Mr. Duey has over 12 years of experience in the development, acquisition, construction and financing of renewable energy assets including key operating management, finance and audit functions and has held CFO roles with various independent power producers focused on developing, acquiring, owning, and operating clean energy generation. Prior to joining Alternus, Mr. Duey served as Chief Financial Officer of Helios Energy Group from August of 2016 through September 2018, an independent power producer focused on developing, acquiring, owning, and operating clean energy generation. From January 2012 through July 2016, Mr. Duey served as Chief Financial Officer of Green States Energy, Inc., an independent power producer (IPP) focused on developing, acquiring, owning, and operating clean energy generation. From June 2008 to December 2011, Mr. Duey was the Controller for Power Partners Group, a division of MasTec (MTZ), which installed over 3.5 GWp of wind assets in the United States as the electrical contractor over a 7-year period. Mr. Duey was Vice-President of Finance and General Manager of Allumination Filmworks from September 2005 to June 2008. Mr. Duey joined the Goodrich Corporation in August 2002 to September 2005, where he was the Manager of Consolidations

Planning and Analysis from January 2002 to August 2002, he was the Controller at Bran and Luebbe a division of the SPX Corporation (SPX). Mr. Duey’s early career experience was at Arthur Andersen, where he performed external, internal, and operational audits for Fortune 1000 Companies. Mr. Duey received an MBA from the University of Illinois and achieved CPA, CMA, CIA, and CFM designations.
Taliesin Durant, Chief Legal Officer
Taliesin Durant joined Alternus in 2018. Prior to that, Ms. Durant spent over 20 years serving in senior operating roles in a variety of US corporate and public enterprises. Prior to December 2018 she served as President of a boutique legal services firm, DART Business Services LLC, which she founded in March 2010 to provide general and securities legal services to small public companies. Prior to founding DART, from October 2008 to February 2010, she was General Counsel and Corporate Secretary of Flint Telecom Group, Inc. Prior to this, from June 2001 to September 2008, Ms. Durant served as General Counsel and Corporate Secretary for Semotus Solutions Inc. Ms. Durant graduated with a BA in Economics from Connecticut College. Ms. Durant is a member of the California State Bar Association, having earned a Juris Doctor degree at Northwestern School of Law at Lewis and Clark College where she was associate editor of the Environmental Law Review and completed her final year of law school at Santa Clara University School of Law.
Gary Swan, Chief Technical Officer
Gary Swan joined Alternus in 2021 with over 30 years of construction experience working on the design, construction, operation and sale of renewable energy assets across multiple continents. Mr. Swan was previously responsible for the construction of several large-scale wind and solar projects owned by Actis Energy portfolio companies AELA Energia (Chile) and BioTherm Energy (Africa). Prior to this, Mr. Swan spent 6 years at Mainstream Renewable Power as Head of Construction and Engineering Manager from July 2012 to March 2018, where he was responsible for delivering wind and solar projects through the construction phase into operation across Europe, North America, Latin America and Africa. Mr. Swan holds a BAI in Civil, Structural and Environmental Engineering from Trinity College Dublin and an MSc in Project Management from the University College Dublin Michael Smurfit Graduate Business School.
David Farrell, Chief Commercial Officer
David Farrell joined the executive management team at Alternus in January of 2022. He has over 20 years’ experience across capital markets, project finance, infrastructure and renewables, and the finance industry. Prior to joining Alternus, from November of 2019 to January of 2022, Mr. Farrell was a Director of Corporate Finance at advisory firm Grant Thornton. Additional previous roles include Director of Mergers & Acquisitions at the investment bank, Duff & Phelps, from September of 2016 to November of 2019, Regional Head of Debt Structuring at the accountancy firm FGS, and various management roles in corporate, institutional, and commercial banking, together with several advisory board roles. In these roles, Mr. Farrell acquired extensive experience on both sides of corporate, real estate, and infrastructure and renewable financings along with numerous M&A transactions. Mr. Farrell holds a BBS degree in economics and finance from the University of Limerick, an Associateship of Chartered Institute of Management Accounting, CIMA professional qualification from the Dublin Business School, and has a diploma in Corporate Financing from the Chartered Accountant Ireland.
Larry Farrell, Chief Information Officer
Mr. Larry Farrell joined Alternus in 2019 and has over 20 years of experience in senior leadership roles across production, operations and service delivery management, in both startups and fortune 500 companies. Prior to joining Alternus, from March of 2015 to January of 2019 Mr. Farrell was Senior Director of Global Operations Application Support for Xerox, consolidating and developing support systems and infrastructure globally. From October 2012 to March of 2015, he was Director of Global Service Delivery. Larry is ITIL and Lean Six Sigma certified and studied Mechanical Engineering at Dundalk Institute of Technology and holds Diplomas in Management from Dublin Business School and Printing and Graphic Communication from Technological University Dublin.

Gita Shah, Chief Sustainability Officer
Gita joined Alternus in 2017. In 2021, she was promoted to the role of Chief Sustainability Officer (CSO). Prior to becoming the CSO, Gita was the Strategic Planning Manager. Prior to joining Alternus Energy, Gita was a Development Executive in Stream Bioenergy, an Irish renewable energy company. Gita holds a BSc in Spatial Planning and Environmental Management from Technological University Dublin. She has studied at the Innovation Academy in University College Dublin and recently completed a course in Business Sustainability Management from Cambridge Online University.
John P. Thomas, Director
As of February 6, 2018, John Thomas was elected as a member of Alternus’ Board of Directors. Mr. Thomas has served in senior operating and management roles in a variety of corporate and public enterprises for over 35 years. Currently, he is Managing Partner of the Doonbeg Group, which he co-founded in 2013. Doonbeg Group is a merchant bank offering advisory services across a wide spectrum of interests. Prior to co-founding the Doonbeg Group, he was a founding partner of Pfife Hudson Group, from March 2003 to November 2010, a boutique investment bank. Prior to that, Mr. Thomas spent 12 years at the Grundstad Maritime Group, a Norwegian holding company with various maritime assets including product tankers and a cruise line, culminating as CEO and President of the Group. He joined Grundstad from Northrop Corporation, where from February 1984 to June 1988 he was responsible for Northrop’s corporate counter trade and offset operations worldwide. Before joining Northrop, Mr. Thomas was Owners Representative for West Africa and Resident Managing Director in Nigeria for Farrell Lines, a US Flag shipping company. He began his African experience as a U.S. Peace Corps Volunteer in The Gambia, West Africa and later transferred to Micronesia. Mr. Thomas graduated with a BS in Business Administration from Manhattan College. Mr. Thomas’ service in senior operating and management roles of other companies, as well as his independence from the Company, led to the conclusion that he is well-qualified to serve as a director of Alternus.
John McQuillan, Director
As of December 13, 2018, John McQuillan was elected as a member of Alternus’ Board of Directors. Mr. McQuillan has held a variety of executive roles with many companies and numerous independent director positions, with over 15 years of accounting and audit experience. Mr. McQuillan also serves as an independent director of the following companies: Grenke Finance Plc, Erinbay Limited, Rectory Way Management Company, Tipperary Crystal Designs Limited, SMCQ Limited, Badagio Limited, Feaz Limited, and a director of our Irish subsidiaries, in addition to a number of SPVs associated with his role in HCD Homecare Limited. In 2005, Mr. McQuillan started his own accounting practice in the energy and regulated sectors. In addition, his practice offers audit, assurance and accounting services to a wide range of clients in the SME sector, including professional and financial services. Mr. McQuillan trained with KPMG. He is a graduate of Trinity College Dublin. Mr. McQuillan is a fellow of Chartered Accountants Ireland and an Associate of the Chartered Institute of Arbitrators in Ireland. Mr. McQuillan’s service as a director and an executive officer of other companies, including his current service as a Chief Financial Officer, and his independence from the Company, led us to the conclusion that he is well-qualified to serve as a director of Alternus.
Tone Bjornov, Director
Ms. Bjørnov was appointed as a member of Alternus’ Board of Directors in August of 2021 and is a full-time portfolio non-executive chair of boards and board member. Since 2008, she has worked as a portfolio non-executive director in several Scandinavian companies across various sectors from banks and financial institutions to shipping, real estate, media, biotech and aquaculture. She has chaired multiple Boards and Board committees including risk, audit and nomination in European listed companies. Present board positions include Atlantic Sapphire ASA, Aqua Bio Technology ASA (Audit Committee Chair), Filmparken AS (Chair), Storyline Studios AS (Chair), Hausmann AS (Chair), Dugnad.ai.AS (Chair), TF Bank AB (Audit Committee Chair), Omsorgsbygg KF (Deputy Chair) and Varme og Bad AS (Credit Committee Chair). She received her undergraduate degree from the University of Oslo and an undergraduate degree from BI

Norwegian Business School and resides in Oslo. Given Ms. Bjørnov’s vast experience in the financial industry, the Company came to the conclusion that she is well-qualified to serve as a director of Alternus.
Mohammed Javade Chaudhri, Director
Mohammed Javade Chaudhri joined the Alternus Board in February of 2022. Based in Washington D.C. and currently Of Counsel with Jones Day, he advises companies on domestic and international mergers, acquisitions, and strategic alliances as well as corporate governance, compliance, and internal investigations. From September of 2013 to 2019 he was the partner-in-charge of Jones Day’s Middle East & Africa region. Prior to that, from October of 2003 to September of 2013, he was the General Counsel for Sempra Energy and Gateway Computers. He serves on several non-profit and advisory boards, including the University of California Global Policy & Strategy School, the US-Asia Institute, the Institute of the Americas, Asian-Americans Advancing Justice, Loyola School of Law Rule of Law Development, The Rumie Initiative, International Development Law of Organization, Friends of Gatoto, the Yale International Alliance, and the San Diego Zoo Wildlife Alliance. He holds a BSc & MSc in Environmental Science from Yale University and a Juris Doctor degree from Georgetown University. Mr. Chaudhri’s twenty years’ experience as General Counsel, Chief Compliance Officer and Chief Environmental Officer at a Fortune 250 company led us to the conclusion that he is well-qualified to serve as a director of Alternus.
To the best of our knowledge, none of Alternus’ directors or executive officers has, during the past 10 years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.
Family Relationships
No family relationship exists between any of Alternus’ directors and executive officers. There are no arrangements or understandings with major shareholders, customers, suppliers or others pursuant to which any person referred to above was selected as a director or member of senior management.
Board of Directors
Alternus’ board of directors consists of five directors, three of whom are “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Listing Rules and meet the criteria for independence set forth in Rule 10A-3 of the Exchange Act. We have determined that John McQuillan, Tone Bjornov and Mohammed Javade Chaudhri satisfy the “independence” requirements under Nasdaq Rule 5605.
Terms of Directors and Executive Officers
Each of Alternus’ directors holds office until a successor has been duly elected and qualified unless the director was appointed by the Board, in which case such director holds office until the next following annual meeting of shareholders at which time such director is eligible for re-election. All of our executive officers are appointed by and serve at the discretion of the Alternus Board.
Qualification
A director is not required to hold any shares in Alternus by way of qualification. A director who is, in any way, whether directly or indirectly, interested in a contract or proposed contract with Alternus is required to declare the nature of his interest at a meeting of our directors. A director may vote with respect to any contract, proposed contract or arrangement notwithstanding that he may be interested therein, and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of our directors at which any such contract or proposed contract or arrangement is considered. Alternus directors may exercise all the powers of Alternus to borrow money, mortgage or charge its undertaking, property and uncalled capital, and to issue debentures or other securities whenever money is borrowed or as security for any debt, liability or obligation of Alternus or of any third party.
Committees of the Board of Directors
Alternus’ Board, from time to time may appoint directors to serve in committees. As of the date hereof, the Board has appointed an audit committee and a compensation committee.

Alternus currently has an audit committee with the composition and responsibilities described below. The members of each committee are appointed by the Board and serve until their successor is elected and qualified unless they are earlier removed or resign. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.
Audit Committee
On December 15, 2020, Alternus’ Board approved the adoption of an audit committee, currently comprised of two of the Company’s independent directors, John McQuillan and Mohammed Javade Chaudhri. The Board has also approved the audit committee’s Terms of Reference which gives certain powers and authority to the audit committee as further described in the Terms of Reference document. Mr. McQuillan serves as the audit committee’s chairman and financial expert.
Alternus has adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:
•
appoint, compensate, and oversee the work of any registered public accounting firm employed by us;

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resolve any disagreements between management and the auditor regarding financial reporting;

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pre-approve all auditing and non-audit services;

•
retain independent counsel, accountants, or others to advise the audit committee or assist in the conduct of an investigation;

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seek any information it requires from employees-all of whom are directed to cooperate with the audit committee’s requests-or external parties;

•
meet with our officers, external auditors, or outside counsel, as necessary; and

•
oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations and corporate policy.

The audit committee has authority under its terms of reference to obtain advice and assistance from outside legal counsel, accounting or other outside advisors as deemed appropriate to perform its duties and responsibilities. A copy of the terms of reference is available on Alternus’ website at alternusenergy.com/corporate-governance/governance-policies. Information contained in, and that can be accessed through, our website is not incorporated into and does not form a part of this proxy statement.
Compensation Committee
Alternus has a standing compensation committee currently comprised of two of the Company’s independent directors. Mohammed Javade Chaudhri and John McQuillan serve as members of Alternus’ compensation committee. Mohammed Javade Chaudhri serves as the compensation committee chairman.
Alternus has adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:
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discharge the responsibilities of the Board relating to compensation of our directors, executive officers and key employees;

•
assist the Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans;

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oversee the annual process of evaluation of the performance of our management; and

•
perform such other duties and responsibilities as enumerated in and consistent with the compensation committee’s charter.

The compensation committee charter permits the committee to retain or receive advice from a compensation consultant and outlines certain requirements to ensure the consultants independence or certain circumstances under which the consultant need not be independent.

Code of Business Conduct and Ethics
Alternus’ Board adopted a code of business conduct and ethics (“Code of Conduct”) in January 2019 which applies to all of our directors, officers and employees. Alternus’ Code of Conduct is designed to help directors and employees worldwide to resolve ethical issues in an increasingly complex global business environment. The Code of Conduct applies to all directors and employees, including, without limitation, the CEO, the CFO and any other employee with any responsibility for the preparation and filing of documents with the SEC. The Code of Conduct covers a variety of topics, including those required to be addressed by the SEC. Topics covered include, but are not limited to, conflicts of interest, confidentiality of information and compliance with applicable laws and regulations. Directors and employees of Alternus receive periodic updates regarding policies governed by and changes to the Code of Conduct. Alternus will post amendments to or waivers of the provisions of the Code of Conduct made with respect to any of our directors and executive officers on that website within four business days. The information contained on, or accessible through, our website is not part of this registration statement, and is not incorporated by reference. To date, no amendments to or waivers of the provisions of the Code of Conduct were made with respect to any of Alternus’ directors or executive officers.
Director Compensation
All directors of Alternus hold office until the next annual meeting of shareholders at which each is re-elected or until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board. Employee directors do not receive any compensation for their services. Non-employee directors are entitled to receive a $4,000 cash payment per month for serving as directors and an additional $1,000 payment per month for serving as a committee chairman. Directors may also receive option or share grants from Alternus from time to time for their services. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board meeting attended.
Prior Change of Accountant
On January 18, 2021, Alternus discharged Marcum, LLP (“Marcum”) as the independent registered public accounting firm of Alternus, effective subsequent to the completion of the audit as of December 31, 2020, and for the year then ended. The decision to discharge Marcum as Alternus’ principal independent accountants was approved by its Board. None of Marcum’s reports on the financial statements for December 31, 2020 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There were not any disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the last two years.
On March 3, 2022, Alternus engaged Mazars Group (“Mazars”) as its independent registered public accounting firm for the year ended December 31, 2021. During the years ended December 31, 2020 and December 31, 2019 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Mazars with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advise was provided that Mazars concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or reporting issue; or (ii) any matter that was subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

MANAGEMENT OF THE COMPANY FOLLOWING THE BUSINESS COMBINATION
Unless the context otherwise requires, references in this section to “we”, “us”, “our”, and the “Company” generally refer to Alternus Clean Energy, Inc. from and after the business combination.
The following sets forth certain information, as of the date of this proxy statement, concerning the persons who are expected to serve as directors and executive officers of the Company following the consummation of the business combination. There are no family relationships among the executive officers or between any executive officer or director. All executive officers are appointed by the board of directors to serve in their roles. Each executive officer is appointed for such term as may be prescribed by the board of directors or until a successor has been chosen and qualified or until such officer’s death, resignation or removal. Unless otherwise indicated, the business address of all executive officers and directors is 360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715.
Name	Age	Position(s)
Vincent Browne	55	Chief Executive Officer and Chairman of the Board of Directors
Joseph E. Duey	50	Chief Financial Officer
Taliesin Durant	52	Chief Legal Officer
Gary Swan	54	Chief Technical Officer
David Farrell	42	Chief Commercial Officer
Larry Farrell	53	Chief Information Officer
Gita Shah	40	Chief Sustainability Officer
John P. Thomas	70	Director
Aaron T. Ratner	48	Director
Nicholas Parker	63	Director
Tone Bjornov	61	Director
Mohammed Javade Chaudhri	71	Director
Candice Beaumont	49	Director
Executive Officers
Vincent Browne, Chairman and Chief Executive Officer
Vincent Browne will serve as our Chairman and Chief Executive Officer following the consummation of the business combination. Mr. Browne is currently Alternus’ Chairman and Chief Executive Officer. Vincent brings a wealth of experience with his extensive background of over 20 years in senior and c-suite level management in the areas of finance and operations, including M&A, project finance and capital market transactions across listed and private companies.
In July of 2015 he was appointed as Alternus’ CFO and a Director, and in September of 2017 he was appointed as CEO. Mr. Browne is also a director of all of Alternus’ subsidiaries except its Italian subsidiaries since December 2016. From December 2016 to January of 2021 Mr. Browne was also the owner and managing director of Power Clouds Holdings Pte. Ltd. Commencing in January 2012 and ending in December 2016, Mr. Browne served as Chief Executive Officer and Chairman of the Board of Axiologix, Inc. Prior to that, in October 2008, he served as Chief Executive Officer and Chairman of the Board of Flint Telecom Group, Inc. until December 2012. Mr. Browne was Head of Procurement with Esat Telecom Group, a telecom operator in Ireland, quoted on Nasdaq. His formative career was with Siemens Nixdorf in Ireland managing the Products Business Segment. Mr. Browne holds a Bachelor of Commerce (Accounting) degree from University College Dublin and is a regular contributor in commercialization of research and technology projects with the Technology and Enterprise Campus at Trinity College Dublin. Mr. Browne was selected to serve as a director in light of his role as Chief Executive Officer, the management perspective he brings to board deliberations and his extensive management experience.

Joseph Duey, Chief Financial Officer
Joseph Duey will serve as our Chief Financial Officer following the consummation of the business combination. Joe joined Alternus in 2018. Mr. Duey has over 12 years of experience in the development, acquisition, construction and financing of renewable energy assets including key operating management, finance and audit functions and has held CFO roles with various independent power producers focused on developing, acquiring, owning, and operating clean energy generation. Prior to joining Alternus, Mr. Duey served as Chief Financial Officer of Helios Energy Group from August of 2016 through September 2018, an independent power producer focused on developing, acquiring, owning, and operating clean energy generation. From January 2012 through July 2016, Mr. Duey served as Chief Financial Officer of Green States Energy, Inc., an independent power producer (IPP) focused on developing, acquiring, owning, and operating clean energy generation. From June 2008 to December 2011, Mr. Duey was the Controller for Power Partners Group, a division of MasTec (MTZ), which installed over 3.5 GWp of wind assets in the United States as the electrical contractor over a 7-year period. Mr. Duey was Vice-President of Finance and General Manager of Allumination Filmworks from September 2005 to June 2008. Mr. Duey joined the Goodrich Corporation in August 2002 to September 2005, where he was the Manager of Consolidations Planning and Analysis from January 2002 to August 2002, he was the Controller at Bran and Luebbe a division of the SPX Corporation (SPX). Mr. Duey’s early career experience was at Arthur Andersen, where he performed external, internal, and operational audits for Fortune 1000 Companies. Mr. Duey received an MBA from the University of Illinois and achieved CPA, CMA, CIA, and CFM designations.
Taliesin Durant, Chief Legal Officer
Taliesin Durant will serve as our Chief Legal Officer following the consummation of the business combination. Tali joined Alternus in 2018. Prior to that, Ms. Durant spent over 20 years serving in senior operating roles in a variety of US corporate and public enterprises. Prior to December 2018 she served as President of a boutique legal services firm, DART Business Services LLC, which she founded in March 2010 to provide general and securities legal services to small public companies. Prior to founding DART, from October 2008 to February 2010, she was General Counsel and Corporate Secretary of Flint Telecom Group, Inc. Prior to this, from June 2001 to September 2008, Ms. Durant served as General Counsel and Corporate Secretary for Semotus Solutions Inc. Ms. Durant graduated with a BA in Economics from Connecticut College. Ms. Durant is a member of the California State Bar Association, having earned a Juris Doctor degree at Northwestern School of Law at Lewis and Clark College where she was associate editor of the Environmental Law Review and completed her final year of law school at Santa Clara University School of Law.
Gary Swan, Chief Technical Officer
Gary Swan will serve as our Chief Technical Officer following the consummation of the business combination. Gary joined Alternus in 2021 with over 30 years of construction experience working on the design, construction, operation and sale of renewable energy assets across multiple continents. Mr. Swan was previously responsible for the construction of several large-scale wind and solar projects owned by Actis Energy portfolio companies AELA Energia (Chile) and BioTherm Energy (Africa). Prior to this, Mr. Swan spent 6 years at Mainstream Renewable Power as Head of Construction and Engineering Manager from July 2012 to March 2018, where he was responsible for delivering wind and solar projects through the construction phase into operation across Europe, North America, Latin America and Africa. Mr. Swan holds a BAI in Civil, Structural and Environmental Engineering from Trinity College Dublin and an MSc in Project Management from the University College Dublin Michael Smurfit Graduate Business School.
David Farrell, Chief Commercial Officer
David Farrell will serve as our Chief Commercial Officer following the consummation of the business combination. David joined the executive management team at Alternus in January of 2022. He has over 20 years’ experience across capital markets, project finance, infrastructure and renewables, and the finance industry. Prior to joining Alternus, from November of 2019 to January of 2022, Mr. Farrell was a Director of Corporate Finance at advisory firm Grant Thornton. Additional previous roles include Director of Mergers & Acquisitions at the investment bank, Duff & Phelps, from September of 2016 to November of

2019, Regional Head of Debt Structuring at the accountancy firm FGS, and various management roles in corporate, institutional, and commercial banking, together with several advisory board roles. In these roles, Mr. Farrell acquired extensive experience on both sides of corporate, real estate, and infrastructure and renewable financings along with numerous M&A transactions. Mr. Farrell holds a BBS degree in economics and finance from the University of Limerick, an Associateship of Chartered Institute of Management Accounting, CIMA professional qualification from the Dublin Business School, and has a diploma in Corporate Financing from the Chartered Accountant Ireland.
Larry Farrell, Chief Information Officer
Larry Farrell will serve as our Chief Information Officer following the consummation of the business combination. Mr. Farrell joined Alternus in 2019 and has over 20 years of experience in senior leadership roles across production, operations and service delivery management, in both startups and fortune 500 companies. Prior to joining Alternus, from March of 2015 to January of 2019 Mr. Farrell was Senior Director of Global Operations Application Support for Xerox, consolidating and developing support systems and infrastructure globally. From October 2012 to March of 2015 he was Director of Global Service Delivery. Larry is ITIL and Lean Six Sigma certified and studied Mechanical Engineering at Dundalk Institute of Technology and holds Diplomas in Management from Dublin Business School and Printing and Graphic Communication from Technological University Dublin.
Gita Shah, Chief Sustainability Officer
Gita Shah will serve as our Chief Sustainability Officer. Following the consummation of the business combination Gita joined Alternus in 2017. In 2021, she was promoted to the role of Chief Sustainability Officer (CSO). Prior to becoming the CSO, Gita was the Strategic Planning Manager. Prior to joining Alternus Energy, Gita was a Development Executive in Stream Bioenergy, an Irish renewable energy company. Gita holds a BSc in Spatial Planning and Environmental Management from Technological University Dublin. She has studied at the Innovation Academy in University College Dublin and recently completed a course in Business Sustainability Management from Cambridge Online University.
Non-Employee Directors
Aaron T. Ratner, Director
Aaron T. Ratner will serve as a member of our board of directors following the consummation of the business combination. Aaron is the Chief Executive Officer of Clean Earth Acquisitions Corp. He is also the Co-Founder and Managing Partner of Vectr Carbon Partners, an early-stage global ClimateTech venture capital fund based in Hong Kong. From 2016 to 2022 he was the ClimateTech Venture Partner at Vectr Ventures. He is also a Co-Founder of Climate Risk Partners, a risk advisory firm focused on the energy transition. Aaron is also an Operating Partner with Nexus PMG, a leading infrastructure advisory and project development organization dedicated to reducing carbon intensity and enhancing resource efficiency. Aaron has over 20 years of domestic and international investment and advisory experience, including 8 years in Asia, focusing on venture capital, climate technology, infrastructure investing, energy, and agriculture. From 2020 to 2022, Aaron was the President of Cross River Infrastructure Partners, a platform of development companies deploying climate technologies into sustainable infrastructure projects across carbon capture, hydrogen, advanced SMR nuclear, and sustainable protein, with a focus on first and early commercial projects. From 2016 to 2020, Aaron was a Managing Director and the Head of Origination at Ultra Capital, a sustainable infrastructure project finance fund manager. At Ultra, he held seats on the Investment Committee and the Board of Directors. Prior to joining Ultra Capital, Aaron was the first Developer in Residence at Generate Capital, where he invested in waste-to-energy and waste-to-value projects. From 2012 to 2014 Aaron was the President of i2 Capital, an impact investment merchant bank with a focus on landscape-scale conservation finance. While at i2, he worked on the Sweetwater River Conservancy in Wyoming, one of the largest mitigation banks in the United States with ~1.3 million acres under conservation management. In 2010, Aaron founded Emerging Energy International, a Hong Kong-based developer of mobile electrical power projects in emerging markets. Aaron began his career as a foreign market entry strategist at WKI, a global strategic consulting firm based in Virginia, and then as an Analyst in the Internet Investment Banking Group at Merrill Lynch in Palo Alto, CA. In 2000, he moved to Hong Kong to work for Simon Murray &

Company, a Pan-Asian multi-strategy investment and advisory firm. Aaron attended the Stanford University Graduate School of Business and completed his undergraduate education at the University of Pennsylvania (Economics (Honors) and International Relations) and Jochi University, Tokyo.
Nicholas Parker, Director
Nicholas Parker will serve as a member of our board of directors following the consummation of the business combination. Mr. Parker currently serves as a member of the board of directors of the Company. Since 2002, Mr. Parker has served as Chairman of Toronto-based Parker Venture Management Inc., a private company through which he controls investments in, and advises on, clean and smart technology businesses and platforms globally, including previously serving as chairman of UGE International LTD (TSX: UGE), a public solar renewable energy development company. From January 2014 to September 2019, Mr. Parker served as Managing Partner of Global Acceleration Partners Inc., an Asia-focused technology cooperation platform in the energy, environment and water sectors. From 2002 to 2013, Mr. Parker was Co-founder and Executive Chairman of Cleantech Group LLC, a San Francisco-based research and consulting and convening firm that created and served the worldwide cleantech innovation community, which he successfully sold in 2009, with partial turnout through 2011. During his tenure at Cleantech Group, its startup clients raised over $6 billion from investors. From 1999 to 2004, Mr. Parker was Co-founder and Principal of Emerald Technology Ventures, a leading trans-Atlantic venture manager focused on energy and resource productivity. During this period, Mr. Parker led an investment in Evergreen Solar, which in 2000 became the second solar initial public offering to be listed on Nasdaq. From 1996 to 1999, Mr. Parker was Senior Vice President of Environmental Capital Corporation, a Boston-based investment company majority-owned by Maurice Strong and his family. Mr. Parker started his business career in 1988 as Co-founder and President of The Delphi Group, one of Canada’s leading environmental strategy firms, through which he built and sold its London-based corporate finance arm. Mr. Parker holds a B.A. Hons in Technology Studies from Carleton University and a Master’s in Business Administration in International Business from the CASS Business School, London.
Candice Beaumont, Director
Candice Beaumont will serve as a member of our board of directors following the consummation of the business combination. Ms. Beaumont has served since 2016 as Chairman of the Salsano Group, a Panama based family office and conglomerate invested in private equity. From 2003 to present, Ms. Beaumont has served as Chief Investment Officer of L Investments, a single-family office invested in public and private equity. Ms. Beaumont is a member of the Board of Directors of Clean Earth Acquisition Corp. (Nasdaq: CLINU), a special purpose acquisition company that is focused on acquiring a company in the clean energy and renewable energy sector, that completed its initial public offering in February 2022, as well as Israel Acquisitions Corp a special purpose acquisition company that completed its IPO in January 2023. (Nasdaq: ISRLU) Beginning in March 2021 Candice began to serve as Advisor to Athena Technology Acquisition Corp (NYSE: ATHN.U) and as Advisor of Springwater Situations Corp. (NASDAQ: SWSSU), a special purpose acquisition company formed to effectuate a merger or similar transaction with one or more businesses, which completed its initial public offering on August 25, 2021. She speaks at numerous family office and investment conferences globally, including the Stanford University Graduate School of Business Global Investor’s Forum, is a NYU Stern Family Office Council member serving on the Steering Committee, and is an Advisory Board member of the Family Office Association. From 2012 to 2014, Ms. Beaumont was a member of the Board of Directors of I2BF Venture Fund II, a Dubai Financial Services Authority regulated clean tech venture capital firm with offices in Dubai, New York and London. Ms. Beaumont remains committed to community and philanthropic causes and serves on the International Council of Advisors for Global Dignity, a charity founded by Crown Prince Haakon of Norway to foster global respect and dignity across all borders, genders, religions and races. Ms. Beaumont was part of the Milken Young Leaders Circle and is a member of the Milken Institute, as well as an active member of Young Presidents Organization. She started her career in Corporate Finance at Merrill Lynch in 1996 and worked as an investment banker at Lazard Frères from 1997 to 1999, during which time she executed over $20 billion of merger and acquisition advisory assignments. Ms. Beaumont also worked in private equity at Argonaut Capital from 1999 to 2001. Ms. Beaumont obtained a Bachelor in Business Administration from the University of Miami, graduating first in her class with a major of International Finance & Marketing. Ms. Beaumont was Captain of the University of Miami varsity tennis team, where she earned Academic All American honors, and is also a former world-ranked professional tennis player. She completed Global Leadership & Public Policy for the 21st Century at Harvard Kennedy School in 2015. Ms. Beaumont was honored by Trusted Insight as one of the Top 30 Family Office Chief Investment Officers in 2017 and as a Young Global Leader by the World Economic Forum in 2014. Ms. Beaumont has a broad network of relationships, including investors in private and public equity, leading venture capital firms with compelling pre-initial public offering companies and has expertise sourcing deals, evaluating private and public businesses, and conducting detailed due diligence and risk management.
John P. Thomas, Director
Mr. Thomas will serve as a member of our board of directors following the consummation of the business combination. As of February 6, 2018, John Thomas was elected as a member of Alternus’ Board of Directors. Mr. Thomas has served in senior operating and management roles in a variety of corporate and public enterprises for over 35 years. Currently, he is Managing Partner of the Doonbeg Group, which he co-founded in 2013. Doonbeg Group is a merchant bank offering advisory services across a wide spectrum of interests. Prior to co-founding the Doonbeg Group, he was a founding partner of Pfife Hudson Group, from March 2003 to November 2010, a boutique investment bank. Prior to that, Mr. Thomas spent 12 years at the Grundstad Maritime Group, a Norwegian holding company with various maritime assets including product tankers and a cruise line, culminating as CEO and President of the Group. He joined Grundstad from Northrop Corporation, where from February 1984 to June 1988 he was responsible for Northrop’s corporate counter trade and offset operations worldwide. Before joining Northrop, Mr. Thomas was Owners Representative for West Africa and Resident Managing Director in Nigeria for Farrell Lines, a US Flag shipping company. He began his African experience as a U.S. Peace Corps Volunteer in The Gambia, West Africa and later transferred to Micronesia. Mr. Thomas graduated with a BS in Business Administration from Manhattan College. Mr. Thomas’ service in senior operating and management roles of other companies, as well as his independence from the Company, led to the conclusion that he is well-qualified to serve as a director of our Company.
Tone Bjornov, Director
Ms. Bjørnov was appointed as a member of Alternus’ Board of Directors in August of 2021 and is a full-time portfolio non-executive chair of boards and board member. Since 2008 she has worked as a portfolio non-executive director in several Scandinavian companies across various sectors from banks and financial institutions to shipping, real estate, media, biotech and aquaculture. She has chaired multiple Boards and Board committees including risk, audit and nomination in European listed companies. Present board positions include Atlantic Sapphire ASA (Audit Committee Chair), Aqua Bio Technology ASA, Filmparken AS (Chair), Storyline Studios AS (Chair), Hausmann AS (Chair), Dugnad.ai.AS (Chair), TF Bank AB (Audit Committee Chair), Omsorgsbygg KF (Deputy Chair) and Varme og Bad AS (Credit Committee Chair). She received her undergraduate degree from the University of Oslo and an undergraduate degree from BI Norwegian Business School and resides in Oslo. Given Ms. Bjørnov’s vast experience in the financial industry, the Company came to the conclusion that she is well-qualified to serve as a director of Alternus.
Mohammed Javade Chaudhri, Director
Mohammed Javade Chaudhri will serve as a member of our board of directors following the consummation of the business combination. Mr. Chaudhri joined the Alternus Board in February of 2022. Based in Washington D.C. and currently Of Counsel with Jones Day, he advises companies on domestic and international mergers, acquisitions, and strategic alliances as well as corporate governance, compliance, and internal investigations. From September of 2013 to 2019 he was the partner-in-charge of Jones Day’s Middle East & Africa region. Prior to that, from October of 2003 to September of 2013, he was the General Counsel for Sempra Energy and Gateway Computers. He serves on several non-profit and advisory boards, including the University of California Global Policy & Strategy School, the US-Asia Institute, the Institute of the Americas, Asian-Americans Advancing Justice, Loyola School of Law Rule of Law Development, The Rumie Initiative, International Development Law of Organization, Friends of Gatoto, the Yale International Alliance, and the San Diego Zoo Wildlife Alliance. He holds a BSc & MSc in Environmental Science from Yale University and a Juris Doctor degree from Georgetown University.

Mr. Chaudhri’s twenty years’ experience as General Counsel, Chief Compliance Officer and Chief Environmental Officer at a Fortune 250 company led us to the conclusion that he is well-qualified to serve as a director of our Company.
Corporate Governance
Nasdaq Governance Standards
Alternus will be the controlling shareholder of the Company post-Closing. Alternus will own approximately 62% of Clean Earth at closing, assuming no redemptions by Clean Earth’s shareholders. As a result, Clean Earth will be a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including:
(i)
the requirement that a majority of our board of directors consist of “independent directors” as defined under the rules of Nasdaq;

(ii)
the requirement that we have a compensation committee that is composed entirely of directors who meet the Nasdaq independence standards for compensation committee members; and

(iii)
the requirement that our director nominations be made, or recommended to our full board of directors, by our independent directors or by a nominations committee that consists entirely of independent directors

Following the Closing, we are permitted to utilize these exemptions. If we utilize such exemptions available to controlled companies, we may not have a majority of independent directors, our nominations committee and compensation committee may not consist entirely of independent directors and such committees may not be subject to annual performance evaluations. Accordingly, under these circumstances, you will not have the same protections afforded to shareholders of companies that are subject to all of the corporate governance requirements of Nasdaq.
Nominating and Corporate Governance Committee
Upon the consummation of the Business Combination Agreement, we will have a standing nominating and corporate governance committee. Mohammed Javade Chaudhri and Tone Bjornov will serve as members of the nominating and corporate governance committee. Mohammed Javade Chaudhri will serve as the nominating and corporate governance committee chairman.
The Company will adopt a nominating and governance committee charter, which details the purpose and responsibilities of the nominating and governance committee, including:
•
assist the Board by identifying qualified candidates for director nominees, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders;

•
lead the Board in its annual review of its performance;

•
recommend to the Board director nominees for each committee of the Board; and

•
develop and recommend to the Board corporate governance guidelines applicable to us.

Compensation Committee
Upon the consummation of the Business Combination Agreement, we will have a standing compensation committee. Mohammed Javade Chaudhri and Tone Bjornov will serve as members of the compensation committee. Mohammed Javade Chaudhri will serve as the compensation committee chairman.
The Company will adopt a compensation committee charter, which details the principal functions of the compensation committee, including:

•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•
reviewing and approving the compensation of all of our other Section 16 executive officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter will also provide that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Audit Committee
Upon the consummation of the Business Combination Agreement, we will have a standing audit committee. Tone Bjornov, Candice Beaumont and Mohammed Javade Chaudhri will serve as members of the audit committee. Tone Bjornov will serve as the audit committee chairman.
The Company will adopt an audit committee charter, which details the principal functions of the audit committee, including:

•
meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•
monitoring the independence of the independent registered public accounting firm;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
inquiring and discussing with management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•
appointing or replacing the independent registered public accounting firm;

•
determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•
reviewing and approving all payments made to our existing stockholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Composition of the Board of Directors
The board of directors following the consummation of the business combination shall be divided into three classes of directors (Class I, Class II and Class III), with each class serving for staggered three-year terms. Vincent Browne, John P. Thomas and Aaron T. Ratner shall be Class III directors;, Nicholas Parker and Tone Bjornov shall be Class II directors; Mohammed Javade Chaudhri and Candice Beaumont shall be Class I directors. The initial term of the Class I directors shall expire immediately following PubCo’s 2024 annual general meeting of the Company at which directors are appointed. The initial term of the Class II directors shall expire immediately following the Company’s 2025 annual general meeting at which directors are appointed. The initial term of the Class III directors shall expire immediately following the Company’s 2026 annual meeting at which directors are appointed. An additional independent director will be designated by Alternus.
Director Independence
The board of directors following the consummation of the business combination will consist of seven directors, four of whom are “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Listing Rules and meet the criteria for independence set forth in Rule 10A-3 of the Exchange Act. We have determined that Nicholas Parker, Tone Bjornov, Candice Beaumont, and Mohammed Javade Chaudhri satisfy the “independence” requirements under Nasdaq Rule 5605.
Committees of the Board of Directors
Our board of directors will direct the management of its business and affairs, as provided by Delaware law, and will conduct its business through meetings of the board of directors and standing committees. The Company will have a standing audit committee, nomination and corporate governance committee, and a compensation committee, each of which will operate under a written charter. Our board of directors may from time to time establish other committees.
In addition, from time to time, special committees may be established under the direction of the board of directors when the board deems it necessary or advisable to address specific issues. Following the business combination, current copies of the Company’s committee charters will be posted on its website, www.alternusenergy.com/investor, as required by applicable SEC and Nasdaq rules. The information on or available through any of such website is not deemed incorporated in this proxy statement and does not form part of this proxy statement.
Code of Ethics
The Company will have a code of ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics will be available on the Company’s website, www.alternusenergy.com/investor. The Company intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its website rather than by filing a Current Report on Form 8-K.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers currently serve, or has served during the last year, as a member of the board of directors or compensation committee of any entity, other than Alternus, that has one or more executive officers who also serve as a member of our board of directors.

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION OF ALTERNUS AND THE POST-COMBINATION COMPANY
Unless the context otherwise requires, references in this section to “we”, “us”, “our”, “Alternus”, and the “Company” generally refer to Alternus Energy Group Plc before the business combination.
Summary Compensation Table
The following table sets forth certain information with respect to compensation for the years ended December 31, 2022, 2021 and 2020, earned by or paid to Alternus’ Chief Executive Officer and Chief Financial Officer, and their other most highly compensated executive officers whose total compensation exceeded US$100,000 (the “named executive officers”).
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Vincent Browne Chief Executive Officer	2022	320,126(2)(3)	50,000(5)	—	—	—	—	17,838(2)(3)	387,964
	2021	239,579(2)(3)	57,000(5)	—	3,062(4)	—	—	8,230(2)(3)	307,871
	2020	180,000	180,000(5)	—	—	—	—		360,000
Joseph E. Duey Chief Financial Officer	2022	250,000	(5)	—	—	—	—	18,000(3)	268,000
	2021	250,000	57,000(5)	—	3,062(4)	—	—	18,000(3)	328,062
	2020	120,000	120,000(5)	—	—	—	—	—	240,000
Taliesin Durant Chief Legal Officer	2022	190,000	133,000(5)	—	—	—	—	18,000(2)	341,000
	2021	190,000	57,000(5)	—	3,062(4)	—	—	18,000(2)	268,062
	2020	120,000	120,000(5)	—	—	—	—	—	240,000
Larry Farrell Chief Information Officer	2022	158,023(3)	59,792(3)	—	—	—	—	6,406(2)(3)	224,221
	2021	132,456(3)	2,939(3)	—	3,062(4)	—	—	—	138,457
	2020	132,650(3)	—	—	—	—	—	—	132,650
Gary Swan Chief Technical Officer	2022	192,190(3)	61,394(4)	—	—	—	—	6,407(2)(3)	259,991
	2021	88,173(3)(6)	9,307(4)	—	3,062(4)	—	—	490 (2)(3)	101,032
	2020	—	—	—	—	—	—	—	—

(1)
Mr. Browne’s salary includes fees earned by Vestco, a company he owns and controls, pursuant to a services agreement between VestCo and Alternus Energy Americas Inc.

(2)
Other compensation includes car allowance (USA) / Benefit in Kind for Car Lease (Ireland)

(3)
EURO converted to USD using FX rate 1.06772 for December 31st 2022, USD using FX rate 1.1342 for December 31st 2021 and 1.2282 for December 31st 2020

(4)
On December 8, 2021, the Company issued to each named executive options to purchase up to 1,000 ordinary shares of common stock which immediately vested at the closing share price on the date of grant, which was 27 NOK ($2.98) per share. NOK converted to USD using FX rate 0.1134.

(5)
Bonuses were paid in January 2021 for the fiscal year ending 2020, and were paid in January and December 2022 for the fiscal year ending 2021.

(6)
Mr. Swan was hired in April of 2021.

Executive Officer Employment Agreements
Vincent Browne
In February 2019, the Alternus’ US subsidiary entered into a Professional Consulting Agreement with VestCo Corp. (the “VestCo Corp. Consulting Agreement”), an entity of which Mr. Browne has voting and dispositive control, pursuant to which VestCo received a quarterly base fee of $30,000 until June 30, 2019, and $45,000 per quarter thereafter, a cash bonus of $30,000 and 100,000 shares of Alternus.
Effective as of May 2021, VestCo Corp. entered into a new Professional Consulting Agreement with one of the Alternus’ US subsidiaries, Alternus Energy Americas Inc., which superseded and replaced the VestCo Corp. Consulting Agreement, under which Alternus pays VestCo a monthly fee of $16,000.
Additionally, effective June 2021, Mr. Browne entered into an Employment Agreement with the Company (the “Browne Employment Agreement”) under which Mr. Browne receives an annual base salary of €120,000 and an annual bonus of up to 100% of his salary based on achieving certain milestones. In addition, he is eligible to receive certain stock based incentive compensation, none of which has been issued at this time. Alternus may terminate the Browne Employment Agreement for “Cause” which is defined as any of the following: (i) the conviction of a felony, or a crime involving dishonesty or moral turpitude; (ii) fraud, misappropriation or embezzlement; or (iii) willful failure or gross negligence in the performance of assigned duties, which failure or negligence continues for more than thirty (30) days following written notice of such failure or negligence. Alternus may terminate the Browne Employment Agreement without Cause at any time by giving 90 days’ advance written notice and shall pay a sum equal to five years of base salary. When Alternus closes a ‘Change in Control’ transaction, then the Browne Employment Agreement will automatically terminate and the Company shall pay severance pay equal to five years of base salary and any unvested stock shall automatically become fully vested. However, in consideration of the business combination, Mr. Browne has subsequently agreed to waive any claim for the severance that Alternus may have paid to Mr. Browne due to the ‘Change in Control’ of Alternus. Mr. Browne may terminate the Browne Employment Agreement for Good Reason with 90 days’ notice, and Alternus shall be obligated to pay him severance pay equal to five years of base salary.
Joseph E. Duey and Taliesin Durant
As of October 1, 2018, Alternus and Mr. Duey entered into an Employment Agreement (the “Duey Employment Agreement”). As of December 1, 2018, Alternus and Ms. Durant entered into an Employment Agreement (the “Durant Employment Agreement,” together with the Duey Employment Agreement, the “Employment Agreements”). Under each of the Employment Agreements, the Alternus paid to each executive officer (i) a monthly base salary of $10,000, (ii) a cash bonus based on achieving certain milestones, and (iii) issued to each executive officer shares of restricted common stock. Pursuant to the applicable Employment Agreement, Mr. Duey received 20,000 shares in 2018 and 10,000 shares in 2019, and Ms. Durant received 10,000 shares in 2018 and 10,000 shares in 2019.
Effective as of January of 2021, Alternus and Mr. Duey entered into a new Employment Agreement which superseded and replaced the Duey Employment Agreement, under which Mr. Duey receives an annual base salary of $250,000 and a cash bonus of up to 100% of his salary based on achieving certain milestones. In addition, he is eligible to receive certain stock-based incentive compensation, none has been issued at this time.
Effective January of 2021, Alternus and Ms. Durant entered into a new Employment Agreement which superseded and replaced the Durant Employment Agreement, under which Ms. Durant receives an annual base salary of $190,000 and a cash bonus of up to 100% of her salary based on achieving certain milestones. In addition, she is eligible to receive certain stock-based incentive compensation, none of which has been issued at this time.
The Company may terminate the Employment Agreements for “Cause” which is defined as any of the following: (i) the conviction of a felony, or a crime involving dishonesty or moral turpitude; (ii) fraud, misappropriation or embezzlement; or (iii) willful failure or gross negligence in the performance of assigned duties, which failure or negligence continues for more than thirty (30) days following written notice of such failure or negligence. If the executive’s employment is terminated by Alternus without Cause during the term of the Employment Agreements, the Alternus must give two weeks’ prior written notice and shall pay severance pay equal to one year of base salary. If Alternus closes a ‘Change in Control’ transaction, then the Employment Agreements will automatically terminate, and the Company shall pay severance pay equal to two years of base salary and any unvested stock shall automatically become fully vested. However, in consideration of the business combination, Mr. Duey and Mr. Durant have subsequently agreed to waive any claim for the severance that Alternus may have paid to them due to the ‘Change in Control’ of Alternus. The executive may terminate the applicable Employment Agreement for Good Reason with 90 days’ notice, and Alternus shall be obligated to pay the executive severance pay equal to one year of base salary.
Each of the Browne Employment Agreement, the Duey Employment Agreement and the Durant Employment Agreement expires January 1, 2026.
Gary Swan
Alternus entered into an Employment Agreement with Mr. Swan on 31 March 2021, effective as of 4 May 2021, under which Mr. Swan receives an annual base salary of €180,000 and a cash bonus of up to 75% of his salary based on achieving certain milestones. In addition, he is eligible to receive certain stock-based incentive compensation, including an initial grant of 75,000 options to purchase ordinary shares of the Alternus under Alternus’ 2021 Employee Option Plan.
Larry Farrell
Alternus entered into an Employment Agreement with Mr. Farrell on January 1, 2020, which was amended and restated on 1 September 2022, under which Mr. Farrell receives an annual base salary of €167,000 and a cash bonus of up to €33,000 based on achieving certain milestones. In addition, he is eligible to receive certain stock-based incentive compensation, including an initial grant of 120,000 options to purchase ordinary shares of the Alternus under Alternus’ 2021 Employee Option Plan, 20,000 of which will vest immediately and 20,000 which will vest each year thereafter.
David Farrell
Alternus entered into an Employment Agreement with Mr. Farrell on October 5, 2021 (the “Farrell Employment Agreement”), effective as of January 2022, under which Mr. Farrell receives an annual base salary of €200,000 and a cash bonus of up to 50% of his salary based on achieving certain milestones. In addition, he is eligible to receive certain stock-based incentive compensation, including an initial grant of 270,000 options to purchase ordinary shares of the Alternus under Alternus’ 2021 Employee Option Plan, 70,000 of which vest immediately and 50,000 vest each year thereafter.
In the event of any change of control, similar to the current business combination, all unvested stock-based compensation shall immediately vest. Either Alternus or Mr. Farrell may terminate the Farrell Employment Agreement upon 90 days’ prior written notice to the other unless certain events occur that will automatically terminate the Farrell Employment Agreement or allow Alternus to immediately terminate Mr. Farrell’s employment. Upon termination of the Farrell Employment Agreement, for a period of 6 months, Mr. Farrell will be prohibited from (i) engaging, concerning or being interested in, or providing technical, commercial, or professional advice to, any other business which supplies relevant products or services in competition with Alternus in the Restricted Territory, (ii) engaging, concerning or being interested in, any business which at any time during the relevant period has supplied relevant products or services to Alternus or would cause a supplier to cease or materially reduce its supplies to Alternus or the relevant customer cease or materially reduce its orders or contracts with Alternus or (iii) holding any material interest in any company which requires or might reasonably be thought by Alternus to require Mr. Farrell to disclose or make use of any confidential information in order properly to discharge his duties to or to further his interest in such person, firm or company.
Mr. Farrell also agrees that he will not, without the prior written consent of Alternus, directly or indirectly and whether alone or in conjunction with or on behalf of any other person and whether as principal, shareholder, director, executive or employee (i) for a period of 12 months from the termination date so as to compete with Alternus’ businesses, canvass, solicit or approach or cause to be canvassed, solicited or approached any relevant customer for the sale or supply of relevant products or services or endeavor to do so, (ii) for a period of 12 months from the termination date so as to compete with Alternus’ businesses accept or facilitate the acceptance of any contract with or deal with in competition with the businesses any relevant customer in relation to the sale or supply of any relevant products or services or endeavor to do so, (iii) for a period of 12 months from the termination date in connection with any business in or proposing to be in competition with Alternus, solicit, induce or entice away from Alternus, employ, seek to employ, engage or appoint or in any way cause to be employed, engaged or appointed a critical person, whether or not such a person would commit any breach of his or her contract of employment or engagement by leaving the service of Alternus, (iv) at any time after the termination date use in connection with any business any name which includes the name of Alternus, or (v) for a period of 6 months from the termination date interfere with the continuance of supplies to Alternus from any suppliers who have been supplying materials or services to Alternus at any time during the relevant period and with whom Mr. Farrell has had personal contact.
2021 Employee Option Plan
In December 2021, the Board approved the Company’s 2021 Employee Option Plan (the “2021 Plan”). The 2021 Plan provides for the grant of incentive stock options (the “Awards”). Awards may be granted under the 2021 Plan to our employees, directors and consultants (collectively, the “Participants”). The maximum number of shares of ordinary stock available for issuance under the 2021 Plan is 2,500,000 shares. The shares of ordinary stock subject to stock options granted under the 2021 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the 2021 Plan and be available for issuance under the 2021 Plan.
Executive Officer Employment Agreements Following the Closing of the Business Combination
The Company will enter into employment agreements substantially similar to the ones currently in place with Vincent Browne, Joseph E. Duey, Taliesin Durant, Gary Swan, Larry Farrell, Gita Shah and David Farrell, effective immediately following the closing of the business combination.
2023 Equity Incentive Plan
See the section entitled “Incentive Plan Proposal” for a further discussion.

DESCRIPTION OF SECURITIES
The following description of the material terms of the Company’s securities reflects the anticipated state of affairs upon completion of the business combination. In connection with the business combination, the Company will amend and restate the Current Charter and Current Bylaws with the Proposed Charter and Proposed Bylaws, respectively. The following description of the material terms of the Company’s securities following the business combination is not intended to be a complete summary of the rights and preferences of such securities. The full text of the Proposed Charter and Proposed Bylaws are attached as Annex C and Annex D to this proxy statement, respectively. We urge you to read the applicable provisions of Delaware law, the Proposed Charter and the Proposed Bylaws in their entirety for a complete description of the rights and preferences of the Company’s securities following the business combination.
Authorized and Outstanding Stock
The Proposed Charter authorizes the issuance of 151,000,000 shares, consisting of 150,000,000 shares of common stock and 1,000,000 shares of preferred stock. The outstanding shares of our common stock are, and the shares of common stock issuable in connection with the business combination pursuant to the Business Combination Agreement will be, duly authorized, validly issued, fully paid and non-assessable.
As of the record date for the special meeting, there were [•] shares of common stock outstanding, consisting of [•] shares of Class A common stock, 890,000 Class A common stock in permanent equity and 7,666,667 shares of Class B common stock, held of record by [•] holders, no shares of preferred stock outstanding, 23,000,000 rights, held of record by [•] holders and 11,945,000 warrants outstanding, consisting of 11,500,000 public warrants held of record by [•] holders and 445,000 private warrants held of record by [•] holders. Such record holders do not include DTC participants or beneficial owners holding shares through nominee names.
After giving effect to the business combination, the Company will have 78,449,230 shares of common stock outstanding (assuming no redemptions), 11,500,000 public warrants outstanding and 445,000 private warrants outstanding.
Common Stock
The Proposed Charter provides that the common stock will have identical rights, powers, preferences and privileges to the current Class A common stock.
Voting Rights
Except as otherwise provided by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of common stock will possess all voting power for the election of our directors and all other matters requiring stockholder action and will at all times vote together as one class on all matters submitted to a vote of the stockholders of the Company. Holders of common stock will be entitled to one vote per share on matters to be voted on by stockholders and will not have the right to cumulate votes in the election of directors.
Dividend Rights
Holders of common stock will be entitled to receive dividends and distributions and other distributions in cash, stock or property of the Company when, as and if declared thereon by our board of directors from time to time out of assets or funds of the Company legally available therefor.
Liquidation, Dissolution and Winding Up
Holders of common stock will be entitled to receive the assets and funds of the Company available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after the rights of the holders of the preferred stock, if any, have been satisfied.

Preemptive or Other Rights
Under the Proposed Charter, our common stockholders will have no preemptive or other subscription rights and there will be no sinking fund or redemption provisions applicable to our common stock.
Election of Directors
Upon consummation of the business combination, our board of directors will be divided into three classes, with only one class of directors being elected in each year and each class (except for those directors appointed prior to the first annual meeting of stockholders of the Combined Company) generally serving a term of three years. Assuming the Proposed Charter is approved, Class I directors will serve until the first annual meeting of stockholders following the effectiveness of the Proposed Charter, Class II directors will serve until the second annual meeting of stockholders following the effectiveness of the Proposed Charter and Class III directors will serve until the third annual meeting of stockholders following the effectiveness of the Proposed Charter.
Preferred Stock
The Proposed Charter provides that shares of preferred stock may be issued from time to time in one or more series. Our board of directors will be authorized to establish the number of shares to be included in such series, and fix the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, applicable to the shares of each series. Our board of directors will be able, without stockholder approval, to issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our board of directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the Combined Company or the removal of management of the Combined Company. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.
Warrants
Public Warrants
There are currently outstanding an aggregate of 11,500,000 public warrants, which, following the consummation of the business combination, will entitle the holder to acquire common stock of the Company.
Each whole warrant entitles the registered holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment as provided herein, at any time commencing 30 days after the completion of our initial business combination, except as discussed in the immediately succeeding paragraph. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of Class A common stock. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you hold at least two units, you will not be able to receive or trade a whole warrant. The warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation. If (a) we issue additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the Closing of our initial business combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by our board of directors, and in the case of any such issuance to our Sponsor or its affiliates, without taking into account any founder shares issued prior to our initial public offering and held by Sponsor, initial stockholder or its affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (b) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (c) the Market Value (as defined below) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Market Value and (ii) the Newly Issued Price, and the Redemption Trigger Price (as defined below) will be adjusted (to the nearest cent) to be equal to 180% of the greater of (x) the Market Value and (y) the Newly Issued Price. For the purposes of this adjustment, the “Market Value” shall mean the volume weighted average trading price of our Class A common stock during the twenty (20) trading day period starting on the trading day prior to the date of the consummation of our initial business combination. The “Redemption Trigger Price” shall mean $18.00 per share, subject to adjustment in accordance with the warrant agreement.
Redemption of warrants for cash when the price per share of Class A common stock equals or exceeds $18.00.
Once the warrants become exercisable, we may redeem the outstanding warrants (except the private warrants and any warrants underlying additional units issued to our Sponsor, officers or directors in payment of working capital loans made to us):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption to each warrant holder; and

•
if, and only if, the reported last sale price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations, for any 20 trading days within a 30 trading day period commencing at any time after the warrants become exercisable and ending three business days before we send the notice of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the redemption date. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.
We will not redeem the warrants as described above unless a registration statement under the Securities Act covering the sale of the Class A common stock issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of Class A common stock is available throughout the 30-day redemption period or we require the warrants to be exercised on a cashless basis as described below. If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of Class A common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. If we call the warrants for redemption for cash as described above, we will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” we will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of our Class A common stock issuable upon the exercise of our warrants. To exercise warrants on a cashless basis, each holder would pay the exercise price by surrendering the warrants in exchange for a number of shares of our Class A common stock equal to the quotient obtained by dividing (i) the product of (A) the number of shares of our Class A common stock underlying the warrants, and (B) the difference between the “fair market value” and the exercise price of the warrants by (ii) such fair market value. Solely for purposes of the preceding sentence, “fair market value” shall mean the 10-day average trading price as of the date on which the notice of exercise is received by the warrant agent. We will not redeem the warrants as described above unless a registration statement under the Securities Act covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of Class A common stock is available throughout the 30-day redemption period. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.
If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the shares of Class A common stock may fall below the $18.00 redemption trigger price (as may be adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

No fractional shares of Class A common stock will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, we will round down to the nearest whole number of the number of shares of Class A common stock to be issued to the holder. If, at the time of redemption, the warrants are exercisable for a security other than the shares of Class A common stock pursuant to the warrant agreement (for instance, if we are not the surviving company in our initial business combination), the warrants may be exercised for such security. At such time as the warrants become exercisable for a security other than the shares of Class A common stock, the Company (or surviving company) will use its commercially reasonable efforts to register under the Securities Act the security issuable upon the exercise of the warrants.
Redemption Procedures.   A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the shares of Class A common stock issued and outstanding immediately after giving effect to such exercise.
Anti-Dilution Adjustments.   If the number of outstanding shares of Class A common stock is increased by a capitalization or share dividend paid in shares of Class A common stock to all or substantially all holders of shares of Class A common stock, or by a split-up of shares of Class A common stock or other similar event, then, on the effective date of such capitalization or share dividend, split-up or similar event, the number of shares of Class A common stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of Class A common stock. A rights offering made to all or substantially all holders of Class A common stock entitling holders to purchase shares of Class A common stock at a price less than the “historical fair market value” (as defined below) will be deemed a share dividend of a number of shares of Class A common stock equal to the product of (i) the number of shares of Class A common stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for shares of Class A common stock) and (ii) one minus the quotient of (x) the price per Class A common stock paid in such rights offering and (y) the historical fair market value. For these purposes, (i) if the rights offering is for securities convertible into or exercisable for shares of Class A common stock, in determining the price payable for shares of Class A common stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “historical fair market value” means the volume weighted average price of shares of Class A common stock as reported during the 10 trading day period ending on the trading day prior to the first date on which the shares of Class A common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to all or substantially all of the holders of the shares of Class A common stock on account of such shares of Class A common stock (or other securities into which the warrants are convertible), other than (a) as described above, (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the shares of Class A common stock during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $0.50 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of shares of Class A common stock issuable on exercise of each warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50 per share, (c) to satisfy the redemption rights of the holders of shares of Class A common stock in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of shares of Class A common stock in connection with a shareholder vote to amend our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to provide holders of our shares of Class A common stock the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window or (B) with respect to any other provision relating to the rights of holders of our shares of Class A common stock, (e) as a result of the repurchase of shares of Class A common stock by us if a proposed initial business combination is presented to our stockholders for approval, or (f) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Class A common stock in respect of such event.
If the number of outstanding shares of Class A common stock is decreased by a consolidation, combination, reverse share split or reclassification of shares of Class A common stock or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of Class A common stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of Class A common stock.
The exercise price and number of shares of Class A common stock issuable upon the exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuances of Class A common stock at a price below their respective exercise prices.
The warrants will be issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder for the purpose of (i) curing any ambiguity or correct any mistake, including to conform the provisions of the warrant agreement to the description of the terms of the warrants and the warrant agreement set forth in the prospectus for our IPO, or defective provision, (ii) removing or reducing the Company’s ability to redeem the public warrants or (iii) adding or changing any provisions with respect to matters or questions arising under the warrant agreement as the parties to the warrant agreement may deem necessary or desirable and that the parties deem to not adversely affect the rights of the registered holders of the warrants in any material respect. The warrant agreement may be amended by the parties thereto with the vote or written consent of the registered holders of the warrants of at least 50% of the then outstanding public warrants and private warrants, voting together as a single class, to allow for the warrants to be or continue to be, as applicable, classified as equity in the Company’s financial statements. All other modifications or amendments, including any modification or amendment to increase the warrant price or shorten the exercise period, (a) with respect to the terms of the public warrants or any provision of the warrant agreement with respect to the public warrants, will require the vote or written consent of the registered holders of the warrants of at least 50% of the then outstanding public warrants and (b) with respect to the terms of the private warrants or any provision of the warrant agreement with respect to the private warrants will require the vote or written consent of at least 50% of the then outstanding private warrants. You should review a copy of the warrant agreement, which was filed as an exhibit to the registration statement on form S-1, for a complete description of the terms and conditions applicable to the warrants.
The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders Class A of common stock and any voting rights until they exercise their warrants and receive shares of Class A common stock. After the issuance of shares of Class A common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.
No fractional warrants will be issued upon separation of the units and only whole warrants will trade. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of Class A common stock to be issued to the warrant holder.
We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. See “Risk Factors - Our warrant agreement designates the courts of the State of New York or the

United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants and rights, which could limit the ability of warrant holders or right holders to obtain a favorable judicial forum for disputes with our Company.” This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.
Private Warrants
The private warrants have terms and provisions that are identical to those of the warrants which were sold as part of the units in the IPO, except that: (i) they will not be redeemable by us, (ii) they may be exercised for cash or on a cashless basis, as described in the prospectus for our IPO, (iii) they (along with the Class A common stock issuable upon exercise of the private warrants) are entitled to registration rights, as described below and (iv) the initial purchasers have agreed not to transfer, assign or sell any of the private units (or the private shares and warrants included therein), except in connection with the same limited exceptions that the founder shares may be transferred as described above, until 30 days after the completion of our initial business combination. The private warrants will not become public warrants as a result of any transfer of the private warrants, regardless of the transferee. Any amendment to the terms of the private warrants or any provision of the warrant agreement with respect to the private warrants will require the vote or written consent of at least 50% of the then outstanding private warrants.
If holders of the private warrants elect to exercise them on a cashless basis, they would pay the exercise price by exchanging his, her or its warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and of the “historical fair market value” (defined below) by (y) the historical fair market value. For these purposes, the “historical fair market value” shall mean the average reported closing price of the shares of Class A common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent.
Anti-Takeover Effects of Provisions of the Proposed Charter, the Proposed Bylaws and Applicable Law
Certain provisions of the Proposed Charter, Proposed Bylaws, and laws of the State of Delaware, where the Company is incorporated, may discourage or make more difficult a takeover attempt that a stockholder might consider in his or her best interest. These provisions may also adversely affect prevailing market prices for the Company’s common stock. The Company believes that the benefits of increased protection give the Company the potential ability to negotiate with the proponent of an unsolicited proposal to acquire or restructure the Company and outweigh the disadvantage of discouraging those proposals because negotiation of the proposals could result in an improvement of their terms.
Authorized but Unissued Shares
Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the Nasdaq, which would apply if and so long as the Company’s common stock remains listed on the Nasdaq require stockholder approval of certain issuances equal to 20% or more of the then outstanding voting power or then outstanding number of shares of common stock. Additional shares that may be used in the future may be issued for a variety of corporate purposes, including future public offerings, to raise additional capital, or to facilitate acquisitions. The existence of authorized but unissued and unreserved common stock and preferred stock could make more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger, or otherwise.
Number of Directors
The Proposed Charter and the Proposed Bylaws provide that, subject to any rights of holders of preferred stock to elect additional directors under specified circumstances, the number of directors may be fixed from time to time pursuant to a resolution adopted by our board of directors. The initial number of directors will be set at seven.

Requirements for Advance Notification of Stockholder Meetings, Nominations and Proposals
The Proposed Bylaws establish advance notice procedures with respect to stockholder proposals and nomination of candidates for election as directors, other than nominations made by or at the direction of our board of directors or a committee of our board of directors. In order to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide the Company with certain information. Generally, to be timely, a stockholder’s notice must be received at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the immediately preceding annual meeting of stockholders. The Proposed Bylaws also specify requirements as to the form and content of a stockholder’s notice. The Proposed Bylaws allow the chairman of the meeting at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may also defer, delay, or discourage a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to influence or obtain control of the Company.
Dissenters’ Rights of Appraisal and Payment
The DGCL, provides that, the Company’s stockholders would have appraisal rights in connection with a merger or consolidation of the Company under certain circumstances. If appraisal rights were available, pursuant to the DGCL, stockholders who complied with certain requirements would have had the right to receive payment of the fair value of their shares as determined by the Delaware Court of Chancery. However, there are no appraisal rights available in connection with the business combination.
Stockholders’ Derivative Actions
Under the DGCL, any of the Company’s stockholders may bring an action in the Company’s name to procure a judgment in the Company’s favor, also known as a derivative action, provided that the stockholder bringing the action is a holder of the Company’s shares at the time of the transaction to which the action relates or such stockholder’s stock thereafter devolved by operation of law.
Transfer Agent, Warrant Agent and Registrar
The Transfer Agent for the Company’s capital stock will be American Stock Transfer & Trust Company. The Company will agree to indemnify American Stock Transfer & Trust Company in its roles as Transfer Agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.
Rule 144
Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted common stock or warrants of the Company for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been an affiliate of the Company at the time of, or at any time during the three months preceding, a sale and (ii) the Company is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as it was required to file reports) preceding the sale.
Persons who have beneficially owned restricted common stock or warrants of the Company for at least six months but who are affiliates of the Company at the time of, or at any time during the three months preceding, a sale would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
•
1% of the total number of shares of the Company’s common stock then outstanding; or

•
the average weekly reported trading volume of the Company’s common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by affiliates of the Company under Rule 144 are also limited by manner of sale provisions and notice requirements and by the availability of current public information about the Company.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business-combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:
•
the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•
the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•
the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials) other than Form 8-K reports; and

•
at least one year has elapsed from the time that the issuer filed current Form 10-type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, the Sponsor, our officers, directors and other affiliates will be able to sell the common stock they receive upon conversion of their founder shares and private warrants, as applicable, pursuant to Rule 144 without registration commencing one year after the Company has completed its initial business combination.
Following the Closing, the Company will no longer be a shell company, and so, once the conditions described above are satisfied, Rule 144 will become available for the resale of the above-noted restricted securities.
Registration Rights
The holders of the founder shares, private warrants and shares of common stock issuable upon conversion of the founder shares and private warrants are entitled to registration rights under the Company’s existing registration rights agreement entered into in connection with the IPO. In connection with the Business Combination Agreement, the Company also entered into the Investor Rights Agreement, substantially in the form attached as Annex E to this proxy statement, which, among other things, amends and restates the registration rights agreement entered into in connection with the IPO. Pursuant to the terms of the Investor Rights Agreement, the Company will be obligated to, among other things, register for resale such securities that are held by the parties thereto from time to time. Subject to certain exceptions, the Company will bear all registration expenses under the Investor Rights Agreement. For more information about the Investor Rights Agreement, please see the section entitled “The Business Combination Proposal.”
Listing of Common Stock
We intend to apply to obtain the listing of our common stock and warrants on the Nasdaq under the symbols “ALCE” and “ALCEW,” respectively, upon the Closing.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding (i) the actual beneficial ownership of our common stock as of October 4, 2023, which is prior to the consummation of the business combination, and (ii) the expected beneficial ownership of our common stock immediately following the consummation of the business combination by:
•
each of our current executive officers and directors, and such persons as a group;

•
each person who is the beneficial owner of more than 5% of any class of the outstanding shares of our common stock;

•
each person who will become an executive officer or director of the Company post-business combination, and such persons as a group; and

•
each person who is expected to be the beneficial owner of more than 5% of the shares of the Company’s common stock post-business combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options or warrants held by such person or entity were deemed outstanding prior to the business combination if such securities are currently exercisable, or exercisable within 60 days of October 4, 2023, and were deemed outstanding post- business combination if such securities are exercisable within 60 days of the closing of the business combination. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.
The beneficial ownership of our common stock prior to the consummation of the business combination is based on 16,704,230 shares of our common stock outstanding as of October 4, 2023, which includes an aggregate of 7,666,667 shares of our Class B common stock outstanding as of such date.
The expected number of shares of our common stock outstanding post-business combination gives effect to the conversion of 23,000,000 rights into 2,300,000 shares of common stock and assumes two redemption scenarios as follows:

1.
Assuming No Redemptions Scenario:   This scenario assumes that no shares of our Class A common stock are redeemed from the public stockholders in connection with the business combination and that after the business combination, there will be 46,504,230 shares of our common stock outstanding (including 2,555,556 founder shares that will become subject to vesting following the closing of the Business Combination upon the occurrence of certain stock price milestones or upon the occurrence of certain events).

2.
Assuming Maximum Redemptions Scenario:   This scenario gives effect to Clean Earth’s public shareholder redemptions of 4,834,285 shares for a per share redemption price of approximately $10.425, representing an aggregate redemption payment of approximately $50,398,997, and that there will be an aggregate of 41,669,945 shares of our common stock outstanding (including 2,555,556 founder shares that will become subject to vesting following the closing of the Business Combination upon the occurrence of certain stock price milestones or upon the occurrence of certain events). This scenario assumes that after the business combination, the maximum redemptions that may occur but which would still allow for the satisfaction of the Minimum Cash Condition.

	Before the Business Combination			After the Business Combination
	Number of Shares of Class A Common Stock	Number of Shares of Class B Common Stock	% of Total Voting Power	No Redemption Scenario		Maximum Redemption Scenario
Name and Address of Beneficial Owner(1)				Number of shares of. Common Stock	% of Total Voting Power	Number of shares of Common Stock	% of Total Voting Power
Officers and Directors Pre-Business Combination(2)
Aaron T. Ratner	—	—	—	—	—	—	—
Martha Ross	—	—	—	—	—	—	—
Nicholas Parker	—	—	—	—	—	—	—
Candice Beaumont	—	—	—	—	—	—	—
Bradford Allen	—	—	—	—	—	—	—
Clean Earth Acquisitions Sponsor LLC	890,000	7,666,667	51.2%	9,001,667(3)	18.2%	9,001,667(3)	20.1%
5% Holders Pre-Business Combination
Saba Capital Management L.P.(4)	1,598,000	—	9.6%	1,598,000	3.4%	1,598,000	3.8%
Linden Capital L.P.(5)	1,398,528	—	8.4%	1,398,528	3.0%	1,398,528	3.4%
Officers and Directors Post- Business Combination
Vincent Browne	—	—	—	—	—	—	—
Joseph E. Duey	—	—	—	—	—	—	—
Taliesin Durant	—	—	—	—	—	—	—
Gary Swan	—	—	—	—	—	—	—
David Farrell	—	—	—	—	—	—	—
Larry Farrell	—	—	—	—	—	—	—
Gita Shah	—	—	—	—	—	—	—
John P. Thomas	—	—	—	—	—	—	—
Aaron T. Ratner	—	—	—	—	—	—	—
Nicholas Parker	—	—	—	—	—	—	—
Mohammed Javade Chaudhri	—	—	—	—	—	—	—
Candice Beaumont	—	—	—	—	—	—	—
5% Holders Post-Business Combination
Alternus Energy Group Plc				27,500,000	59.1%	27,500,000	66.0%

*
Indicates less than one percent of the outstanding shares of the class of stock.

(1)
Unless otherwise noted, the address of the principal business office of each of those listed in the table above pre-business combination is c/o Clean Earth Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas 78738 and post-business combination is c/o Alternus Clean Energy Inc., 360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715.

(2)
Share ownership for officers and directors of the Sponsor does not include shares owned by the Sponsor. Martha Ross, Alex Greystoke and David Saab comprise the Board of Managers of our sponsor. Any action by our sponsor with respect to our company or the founder shares, including voting and dispositive decisions, requires a majority vote of the managers of the Board of Managers. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of our sponsor’s managers, none of the managers of our sponsor is deemed to be a beneficial owner of our sponsor’s securities, even those in which such manager holds a pecuniary interest. Each of our officers and directors and Antara Capital LP own membership interests in the Sponsor. None of the members of our Sponsor is deemed to have or share beneficial ownership of the founder shares held by our sponsor.

(3)
After the business combination, includes 450,000 shares issuable on exercise of the private warrants and 2,555,556 founder shares that will become subject to vesting upon the occurrence of certain stock price milestones or upon the occurrence of certain events.

(4)
Based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Saba Capital Management, L.P. The business address of Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)
Based on a Schedule 13G/A filed with the SEC on March 7, 2022 by Linden Capital L.P. The business address of Linden Capital L.P. is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Clean Earth
On August 17, 2021, our Sponsor purchased an aggregate of 5,750,000 founder shares for an aggregate purchase price of $25,000 or approximately $0.004 per share. On February 7, 2022, we effected a 1:1.33333339 stock split of our Class B common stock, resulting in our initial stockholder holding 7,666,667 founder shares. Our initial stockholder owns 51% of our issued and outstanding shares. The Sponsor may be deemed to be controlled by or have substantial ties with a non-U.S. person, given that David Saab, a managing member of the Sponsor, is a citizen of France. However, the Company does not believe that such relationship would materially impair the ability of the Company to complete a business combination given that there is no operating U.S business being acquired.
Pursuant to a letter agreement, our Sponsor has agreed that upon and subject to the completion of the initial business combination, approximately 33.3% of the founder shares then held by the Sponsor (which as of the date hereof was approximately 2,555,556 founder shares) shall be considered to be newly unvested shares, which will vest upon the occurrence of certain stock price milestones or upon the occurrence of certain events, including if the closing price of our shares of Class A common stock on the Nasdaq equals or exceeds $12.50 for any 20 trading days within a 30 trading day period after the Closing of the initial business combination but before the tenth anniversary of the Closing of the initial business combination. In the event the share price level described above is achieved before the first anniversary of the Closing of the initial business combination, such unvested founder shares will not vest until the first anniversary of such Closing. Additionally, if we enter into a binding agreement on or before the tenth anniversary of the initial business combination with respect to certain other transactions, as described in the letter agreement, all unvested founder shares will vest on the day prior to the closing of such transactions. founder shares, if any, that remain unvested at the tenth anniversary of the Closing of the initial business combination will be forfeited.
Our Sponsor purchased, pursuant to written subscription agreements with us, the 890,000 private units (for a total purchase price of $8,900,000) from us in a private placement basis simultaneously with the consummation of the IPO. The private warrants included with the private units are identical to the public warrants except that: (i) they are not be redeemable by us, (ii) they may be exercised for cash or on a cashless basis (iii) they (along with the Class A common stock issuable upon exercise of the private warrants) are entitled to registration rights and (iv) the initial purchasers have agreed not to transfer, assign or sell any of the private units ( or the private shares and warrants included therein), except in connection with the same limited exceptions that the founder shares may be transferred as described above, until 30 days after the completion of our initial business combination. Furthermore, they have agreed (A) to vote the private shares in favor of any proposed business combination, (B) not to convert any private shares in connection with a stockholder vote to approve a proposed initial business combination or sell any private shares to us in a tender offer in connection with a proposed initial business combination and (C) that the private shares shall not participate in any liquidating distribution from our trust account upon winding up if a business combination is not consummated. In the event of a liquidation prior to our initial business combination, the private units will likely be worthless.
In order to meet our working capital needs following the consummation of the IPO, our Sponsor, initial stockholder, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. The units would be identical to the private units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment.
The holders of our founder shares issued and outstanding, as well as the holders of the private units (and all underlying securities) entered into to the Registration Rights Agreement dated February 23, 2022. The Registration Rights Agreement was superseded by the Investor Rights Agreement dated October 12, 2022.

In connection with the execution of the Business Combination Agreement, the Company and the Sponsor entered into the Investor Rights Agreement, which are both described under, “The Business Combination Proposal — Ancillary Agreements — “Investor Rights Agreement” and “Sponsor Support Agreement.”
We entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation.
Our Sponsor, officers, directors, advisors, initial stockholder or their affiliates will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of consulting, success or finder fees payable by us upon consummation of an initial business combination.
In connection with the Closing, the Sponsor and our officers and directors would be entitled to the repayment of any working capital loans and advances that have been made to the Company and remain outstanding. In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the Sponsor initially loaned $350,000 to the Company, in accordance with an unsecured promissory note (the “Working Capital Note”) issued on September 26, 2022, under which up to $850,000 may be advanced. Working Capital Loans, including the Working Capital Note, consistent with the prospectus relating to the IPO would either be paid upon completion of a business combination, without interest, or, at the holder’s discretion, up to $1,500,000 could be converted into units at a price of $10.00 per unit. The units would be identical to the private units. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans, but no proceeds held in the trust account would be used to repay the Working Capital Loans. On August 8, 2023, the Company issued a $650,000 promissory note to the Sponsor to fund the Second WC Note. The Second WC Note is non-interest bearing and payable on the date which the Company consummates its initial Business Combination. The Sponsor may elect to convert all or any portion of the outstanding principal amount of the Second WC Note into the Conversion Units equal to: (i) the portion of the principal amount of the Second WC Note being converted, divided by (ii) $10.00 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction related to the common stock occurring after the date hereof), rounded up to the nearest whole number. Each Conversion Unit shall consist of one share of common stock and one-half of one Conversion Warrants and have the same terms and conditions as the private placement units issued by the Company to the Sponsor pursuant to a private placement, as described in the Company’s Annual Form 10-K for the year ended December 31, 2022.
All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.
Related Party Policy
Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that the business combination is fair to our stockholders from a financial point of view. We will also need to obtain approval of a majority of our disinterested independent directors.
Alternus
Other than as disclosed, and except for the regular salary and bonus payments made to Alternus’ directors and officers in the ordinary course of business as described in “Executive Compensation-Executive Compensation Of Alternus,” there have been no transactions since December 31, 2021, or any currently proposed transaction or series of similar transactions to which Alternus was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director or officer of Alternus, any 5% or greater shareholder of Alternus or any member of the immediate family of any such persons had or will have a direct or indirect material interest.
In December 2017, as subsequently amended in February 2019, the Company entered into a convertible note with VestCo Corp., an entity owned and controlled by the Company’s CEO. The Company executed a Securities Purchase Agreement with VestCo Corp. and issued a convertible note with a principal amount of $292 thousand due at maturity on February 12, 2021. The note contained a 15% original issue discount (OID) and a 0% stated interest rate. The note was secured behind a third-party accredited investor via a US Uniform Commercial Code (UCC) US UCC filing on all assets of the Company. The note provided the holder a call option right exercisable at the earlier of (1) December 31, 2020 or (2) the achievement of certain share price milestones on a national stock exchange. The note provided the Company a redemption right exercisable upon the achievement of certain share price milestones on a national exchange. The note was convertible, at any time at the option of the holder, at $0.20 per share. In conjunction with the issuance of the related party convertible note, the Company issued a warrant to purchase 619,522 shares of the Company’s Class A common stock, exercisable at $0.25 per share, pre stock split, with a 4-year term. The Company recorded a debt discount of $79 thousand related to the warrant that was amortized as interest expense over the term of the note. As of December 31, 2021, the principal outstanding balance was $236 thousand. The note was converted by issuing 70,920 shares in June 2021 at $3.21 per share.
Policy Concerning Related Person Transactions
Alternus’ board of directors adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000 or 1% of the average of our total assets as of the end of our last two completed fiscal years, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, and whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction and the extent of the related person’s interest in the transaction.
All of the transactions described in this section were entered into prior to the adoption of this policy.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of certain material U.S. federal income tax considerations for holders of our common stock that elect to have their common stock redeemed for cash if the business combination is completed and holders of our warrants that will be exercisable if the business combination is completed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion applies only to common stock that is held as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment).
This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to any particular holder based on such holder’s individual circumstances. In particular, this discussion does not address the alternative minimum tax, the Medicare tax on net investment income or the U.S. federal income tax consequences to holders that are subject to special rules, such as:
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financial institutions or financial services entities;

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insurance companies;

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mutual funds;

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qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

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persons that actually or constructively own five percent or more (by vote or value) of the outstanding common stock;

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broker-dealers;

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persons that are subject to the mark-to-market accounting rules;

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persons holding common stock as part of a “straddle,” hedge, integrated transaction or similar transaction;

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persons that acquired common stock pursuant to an exercise of employee options, in connection employee incentive plans or otherwise as compensation;

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U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

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S-corporations, partnerships or other pass-through entities for U.S. federal income tax purposes;

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regulated investment companies or real estate investment trusts;

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certain expatriates or former long-term residents of the U.S.;

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governments or agencies or instrumentalities thereof;

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controlled foreign corporations and passive foreign investment companies;

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tax-exempt entities;

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persons required to accelerate the recognition of any item of gross income with respect to common stock as a result of such income being recognized on an applicable financial statement; or

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the Sponsor or its affiliates.

This discussion does not address any tax laws other than the U.S. federal income tax law, such as gift or estate tax laws, state and local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of common stock. Additionally, this discussion does not address the tax treatment of partnerships or other pass-through entities or persons who hold common stock through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partner and the partnership. This discussion also assumes that any distribution made (or deemed made) on common stock and any consideration received (or deemed received) by a holder in consideration for the sale or other disposition of common stock will be in U.S. dollars.

We have not sought, and do not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax consequences described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
HOLDERS OF COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL TAX LAWS TO THEIR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN JURISDICTION.
Tax Consequences of the Equity Exchange
The parties initially intended that the Equity Exchange would qualify as a tax-free exchange under Section 351 of the Code. However, the requirements of Section 351 of the Code may not be satisfied, and the business combination could be taxable to Alternus. Irrespective of whether the Equity Exchange qualified as a tax-free exchange under Section 351 of the Code there should be no tax consequences to holders of our common stock and our warrants solely as a result of the Equity Exchange.
Redemption of Common Stock in General
In the event that a holder’s shares of common stock are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “Special Meeting of Clean Earth Stockholders — Redemption Rights” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of shares of common stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of common stock, a U.S. holder (as defined below) will be treated as described below under the section entitled “U.S. holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of common stock,” and a Non-U.S. holder (as defined below) will be treated as described under the section entitled “Non-U.S. holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of common stock.” If the redemption does not qualify as a sale of shares of common stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section entitled “U.S. holders — Taxation of Distributions,” and the tax consequences to a non-U.S. holder described below under the section entitled “Non-U.S. holders — Taxation of Distributions.”
Whether a redemption of shares of common stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants and any of our stock that a holder would directly or indirectly acquire pursuant to the business combination) relative to all of our shares outstanding both before and after the redemption. The redemption of common stock generally will be treated as a sale of common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. Moreover, any of our stock that a holder directly or constructively acquires pursuant to the business combination should be included in determining the U.S. federal income tax treatment of the redemption.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of common stock must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption. There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other shares of our stock (including any stock constructively owned by the holder as a result of owning warrants). The redemption of common stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of shares of common stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “U.S. holders — Taxation of Distributions,” and the tax effects to such Non-U.S. holder will be as described below under the section entitled “Non-U.S. holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the holder in the redeemed common stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Because it may not be certain at the time a Non-U.S. holder is redeemed whether such Non-U.S. holder’s redemption will be treated as a sale of shares or a distribution constituting a dividend, and because such determination will depend in part on a Non-U.S. holder’s particular circumstances, we or the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, we or the applicable withholding agent may withhold tax at a rate of 30% on the gross amount of any consideration paid to a non-U.S. holder in redemption of such Non-U.S. holder’s common stock unless special procedures are available to Non-U.S. holders to certify that they are entitled to exemptions from, or reductions in, such withholding tax. However, there can be no assurance that such special certification procedures will be available. A Non-U.S. holder generally may obtain a refund of any such excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.
A HOLDER SHOULD CONSULT WITH ITS OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF A REDEMPTION.
U.S. Holders
This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of common stock who or that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the U.S.;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the U.S., any state thereof or the District of Columbia;

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an estate whose income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or.

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a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more United States persons (as defined in the Code) are authorized to control all substantial decisions of the trust, or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person.

Taxation of Distributions
If our redemption of a U.S. holder’s shares of common stock is treated as a distribution, as discussed above under the section entitled “Redemption of Common Stock in General,” such distributions generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described below under the section entitled “U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”
Dividends we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute “qualified dividend income” subject to reduced tax rates. It is unclear whether the redemption rights with respect to the common stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the reduced tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.
If our redemption of a U.S. holder’s shares of common stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “Redemption of Common Stock in General,” a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of common stock redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the common stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the common stock is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. holders may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its common stock so disposed of. A U.S. holder’s adjusted tax basis in its common stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of common stock treated as a return of capital.
Sale or Other Disposition, Exercise, Redemption or Expiration of Warrants.
Upon the sale or other disposition of a warrant (other than by exercise), a U.S. holder will generally recognize capital gain or loss equal to the difference between the amount realized on the sale or other disposition and the U.S. holder’s tax basis in the warrant. This capital gain or loss will be long-term capital gain or loss if, at the time of the sale or other disposition, the warrant has been held by the U.S. holder for more than one year. The deductibility of capital losses is subject to limitations.
In general, U.S. holders will not be required to recognize income, gain or loss upon exercise of a warrant for its exercise price. A U.S. holder’s basis in a share of common stock received upon exercise will be equal to (1) the sum of the U.S. holder’s basis in the warrant and (2) the exercise price of the warrant. It is unclear whether U.S. holders’ holding period in the shares received upon exercise will commence on the day the U.S. holder exercise the warrants or the day after the U.S. holder exercise the warrants; however, in either case the holding period will not include the period during which the U.S. holder held the warrants.

The tax consequences of a cashless exercise of a warrant are not clear under current tax law. A cashless exercise may be nontaxable, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either situation, a U.S. holder’s tax basis in the common stock received would generally equal the U.S. holder’s tax basis in the warrant. If the cashless exercise were treated as not being a realization event, it is unclear when the U.S. holder’s holding period for the common stock would commence. If, however, the cashless exercise were treated as a recapitalization, the holding period of the common stock would include the holding period of the warrant.
It is also possible that a cashless exercise could be treated in whole or in part as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. holder could be deemed to have surrendered a number of warrants having an aggregate fair market value equal to the exercise price for the total number of warrants to be exercised. The U.S. holder could recognize capital gain or loss in an amount equal to the difference between the fair market value of the warrants deemed surrendered and the U.S. holder’s tax basis in such warrants. Such gain or loss would be long-term or short-term depending on the U.S. holder’s holding period in the warrants deemed surrendered. In this case, the U.S. Holder’s tax basis in the common stock received would equal the sum of the U.S. holder’s initial investment in the warrants exercised and the exercise price of such warrants. It is unclear whether a U.S. holder’s holding period for the common stock would commence on the date of exercise of the warrant or the day following the date of exercise of the warrant; in either case, the holding period would not include the period during which the U.S. holder held the warrant.
Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise, including when a U.S. holder’s holding period would commence with respect to the common stock received, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of a cashless exercise.
Once the warrants become exercisable, we may redeem the outstanding warrants. If we give notice of an intention to redeem warrants for $0.01 as described in the section of this proxy statement entitled “Description of Securities — Warrants,” and we require all holders that wish to exercise warrants to do so on a “cashless basis,” we intend to treat such exercise as a redemption of warrants for our common stock for U.S. federal income tax purposes. Such redemption should be treated as a recapitalization for U.S. federal income tax purposes. Accordingly, a U.S. holder should not recognize any gain or loss on the redemption of warrants for shares of our common stock. A U.S. holder’s aggregate tax basis in the shares of common stock received in the redemption generally should equal the U.S. holder’s aggregate tax basis in the warrants redeemed, and the holding period for the shares of our common stock received should include the U.S. holder’s holding period for the surrendered warrants. However, there is some uncertainty regarding this tax treatment and it is possible such a redemption could be treated in part as a taxable exchange in which gain or loss would be recognized in a manner similar to that discussed above for a cashless exercise of warrants or otherwise characterized. Accordingly, a U.S. holder is urged to consult its tax advisor regarding the tax consequences of a redemption of warrants for shares of our common stock.
If we are unable to complete the business combination within the completion window, our warrants will expire worthless. If a warrant expires without being exercised, the U.S. holder will recognize a capital loss in an amount equal to the U.S. holder’s basis in the warrant. Such loss will be long-term capital loss if, at the time of the expiration, the warrant has been held by the U.S. holder for more than one year. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding.
In general, information reporting requirements may apply to dividends paid to a U.S. holder and to the proceeds of the sale or other disposition of shares of common stock unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit against a U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

Non-U.S. Holders
This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is an individual, corporation, estate or trust that is not a U.S. holder.
Taxation of Distributions.
If our redemption of a Non-U.S. holder’s shares of common stock is treated as a distribution, as discussed above under the section entitled “Redemption of Common Stock in General,” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the U.S., we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described below under the section entitled “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock and Warrants.”
The withholding tax described above generally does not apply to dividends paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the U.S. Instead, any such effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).
Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock and Warrants.
If our redemption of a U.S. holder’s shares of common stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “Redemption of Common Stock in General,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our common stock or warrants (including an expiration or redemption of our warrants), unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the U.S.(and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder); or

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we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our common stock and, in the case where shares of our common stock are regularly traded on an established securities market, the Non- U.S. holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the shares of our common stock. There can be no assurance that our common stock is or will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other disposition of shares of our common stock or warrants will be subject to tax at generally applicable U.S. federal income tax rates. In addition, a buyer of our common stock or warrants (we would be treated as a buyer with respect to a redemption of common stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. We believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the business combination is completed.
Exercise, Redemption or Expiration of Warrants.
The U.S. federal income tax treatment of a non-U.S. holder’s exercise of a warrant, or the lapse of a warrant held by a Non-U.S. holder, generally will correspond to the U.S. federal income tax treatment of the exercise or lapse of a warrant by a U.S. holder, as described under “U.S. Holders — Sale or Other Disposition, Exercise, Redemption or Expiration of Warrants” above, although to the extent a cashless exercise results in a taxable exchange, the consequences would be similar to those described below in “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock and Warrants.”
The characterization for U.S. federal income tax purposes of the redemption of the Non-U.S. holder’s warrants generally will correspond to the U.S. federal income tax treatment of such a redemption of a U.S. holder’s warrants, as described under “U U.S. Holders — Sale or Other Disposition, Exercise, Redemption or Expiration of Warrants” above, and the consequences of the redemption to the Non-U.S. holder will be as described below under the heading “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock and Warrants” depending on such characterization.
Information Reporting and Backup Withholding.
We generally must report annually to the IRS and to each Non-U.S. holder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the Non-U.S. holder resides under the provisions of an applicable income tax treaty.
A Non-U.S. holder generally will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a Non-U.S. holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption.
Information reporting and, depending on the circumstances, backup withholding generally will apply to the proceeds of a sale of common stock within the U.S. or conducted through certain U.S.-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a Non-U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.
FATCA Withholding Taxes.
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of, and (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, securities (including common stock) which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (i) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain United States persons and by certain non-U.S.

entities that are wholly or partially owned by United States persons and to withhold on certain payments, or (ii) if required under an intergovernmental agreement between the U.S. and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the U.S. and an applicable foreign country may modify these requirements. Accordingly, the entity through which common stock is held will affect the determination of whether such withholding is required.
Similarly, dividends in respect of, and (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, common stock held by an investor that is a non-financial non- U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners”, which will in turn be provided to the U.S. Department of Treasury.
Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends in respect of common stock. While withholding under FATCA generally would also apply to payments of gross proceeds from the sale or other disposition of securities (including common stock), proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Such proposed Treasury Regulations also delayed withholding on any “foreign passthrough payment” (which is currently defined in the Code to include certain other payments received from other foreign financial institutions that are attributable to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income) until two years after the date of publication of final Treasury Regulations defining the term “foreign passthrough payment.” Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. All holders should consult their tax advisors regarding the possible implications of FATCA on their investment in common stock and the redemption of such common stock.

APPRAISAL RIGHTS
Appraisal rights are statutory rights under the DGCL that enable stockholders who object to certain extraordinary transactions to demand that the corporation pay such stockholders the fair value of their shares instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Stockholders are not entitled to exercise dissenters’ rights or appraisal rights under Delaware law in connection with the business combination. Dissenters’ rights or appraisal rights are unavailable under Delaware law in connection with the business combination to holders of Class A common stock because it is currently listed on a national securities exchange and such holders are not required to receive any consideration (other than continuing to hold their shares of Class A common stock). Holders of our Class A common stock may vote against the Business Combination Proposal or redeem their shares of Class A common stock if they are not in favor of the adoption of the Business Combination Agreement or the business combination. Dissenters’ rights or appraisal rights are unavailable under Delaware law in connection with the business combination to holders of our Class B common stock because they have agreed to vote in favor of the business combination.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Clean Earth Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738 or by telephone at (800) 508-1531, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

TRANSFER AGENT AND REGISTRAR
The Transfer Agent for our securities is American Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our board of directors is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.
FUTURE STOCKHOLDER PROPOSALS
If you are a stockholder and you want to include a proposal in the proxy statement for the 2024 annual meeting of stockholders (the “2024 annual meeting”), you must provide it to the Company between January 6, 2024 and February 5, 2024. You should direct any proposals to the Company’s Secretary at the Company’s principal executive offices. If you are a stockholder and you want to present a matter of business to be considered, you must give timely notice of the matter or the nomination, in writing, to the Company’s Secretary at the Company’s principal executive offices. To be timely, the notice must be received by the Secretary at the Company’s principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. The inclusion of any stockholder proposal in the proxy materials for the 2024 annual meeting will be subject to the applicable rules of the SEC and the Company’s Proposed Bylaws.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the business combination or the proposals to be presented at the special meeting, you should contact the Company at the following address and telephone number:
Clean Earth Acquisitions Corp.
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
(800) 508-1531
Attention: Aaron T. Ratner
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
If you are a stockholder of the Company and would like to request documents, please do so no later than five (5) business days before the special meeting in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
All information contained in this proxy statement relating to the Company has been supplied by the Company, and all such information relating to Alternus has been supplied by Alternus. Information provided by either the Company or Alternus does not constitute any representation, warranty, estimate or projection of any other party.
This document is a proxy statement of the Company for the special meeting. We have not authorized anyone to give any information or make any representation about the business combination, the Company or Alternus that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS
CLEAN EARTH ACQUISITIONS CORP.
Report of Independent Registered Public Accounting Firm	F-4
Balance Sheets as of December 31, 2022 and 2021	F-5
Statements of Operations for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021	F-6

Statements of Changes in Common Stock Subject to Possible Redemption and Stockholders’
Equity (Deficit) for the year ended December 31, 2022 and for the period from May 14,
2021 (inception) through December 31, 2021
F-7
Statements of Cash Flows for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021	F-8
Notes to Financial Statements	F-9 – F-26
Unaudited Condensed Balance Sheets as of June 30, 2023 and December 31, 2022	F-27
Unaudited Condensed Statements of Operations for the Three and Six Months Ended June 30, 2023 and 2022	F-28
Unaudited Condensed Statements of Changes in Common Stock Subject to Possible Redemption and Stockholders’ Deficit for the Three and Six Months Ended June 30, 2023 and 2022	F-29
Unaudited Condensed Statement of Cash Flows for the Six Months Ended June 30, 2023 and 2022	F-30
Notes to the Condensed Financial Statements	F-31
ALTERNUS ENERGY GROUP PLC AND SUBSIDIARIES

LUCAS EST SRL and ECOSFER ENERGY SRL
Report of Independent Registered Public Accounting Firm	F-122
Combined Balance Sheets, as of December 31, 2020 and 2019	F-124
Combined Statements of Income for the years ended December 31, 2020 and 2019	F-125
Combined Statements of Retained earnings for the years ended December 31, 2020 and 2019	F-126
Combined Statements of Cash Flow for the years ended December 31, 2020 and 2019	F-127
Notes to the Combined Financial Statements	F-128
LJG GREEN SOURCE ENERGY BETA SRL
SIG 24 PORTFOLIO

SOLARPARK SAMAS SP. Z O. O.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Stockholders and Board of Directors
Clean Earth Acquisitions Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Clean Earth Acquisitions Corp. (the “Company”) as of December 31, 2022 and 2021, the related statements of operations, changes in common stock subject to possible redemption and stockholders’ equity (deficit), and cash flows for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Going Concern Uncertainty
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company does not have sufficient cash and working capital to sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ BDO USA, LLP
We have served as the Company’s auditor since 2021.
New York, New York
March 30, 2023

CLEAN EARTH ACQUISITIONS CORP.
BALANCE SHEETS
	December 31,
	2022	2021
ASSETS
Current assets:
Cash	$630,460	$33,912
Prepaid expenses – current	298,172	—
Other receivable	7,462	189
Marketable securities held in Trust Account	235,586,028	—
Total Current Assets	236,522,122	34,101
Non-current assets:
Deferred offering costs	—	703,079
Total Non-current Assets	—	703,079
TOTAL ASSETS	$236,522,122	$737,180
LIABILITIES, CLASS A COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,035,291	$1,600
Accounts payable	47,919	—
Accrued offering costs	542,981	588,126
Promissory note – related party	806,170	125,000
Deferred underwriter fee payable	4,427,500	—
Total Current Liabilities	7,859,861	714,726
Total Liabilities	7,859,861	714,726
Commitments and Contingencies (Note 5)
Class A common stock subject to possible redemption; $0.0001 par value; 100,000,000 shares authorized; 23,000,000 shares issued and outstanding at redemption	235,586,028	—
Stockholders’ Equity (Deficit)
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value, 100,000,000 shares authorized; 890,000 shares issued and outstanding (excluding 23,000,000 shares subject to possible redemption)	89	—
Class B common stock, $0.0001 par value, 10,000,000 shares authorized; 7,666,667 shares issued and outstanding	767	767
Additional paid-in capital	—	24,233
Accumulated deficit	(6,924,623)	(2,546)
Total Stockholders’ Equity (Deficit)	(6,923,767)	22,454
TOTAL LIABILITIES, CLASS A COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION AND STOCKHOLDERS’ EQUITY (DEFICIT)	$236,522,122	$737,180
The accompanying notes are an integral part of these financial statements.

CLEAN EARTH ACQUISITIONS CORP.
STATEMENTS OF OPERATIONS
	Year Ended December 31, 2022	For the Period From May 14, 2021 (Inception) Through December 31, 2021
Franchise tax expense	$200,000	$1,600
Bank fees	947	—
Insurance expense	360,142	—
Dues and subscriptions	203,639	—
Marketing and advertising expenses	99,845	—
Legal and accounting expenses	1,213,772	—
Placement services fee	500,000	—
Formation, general and administrative expenses	—	946
Total operating expenses	2,578,345	2,546
Loss from operations	(2,578,345)	(2,546)
Other income:
Dividend income on marketable securities held in Trust Account	1,057,978	—
Realized gains on marketable securities held in Trust Account	2,228,053	—
Total other income	3,286,031	—
Income (loss) before provision for income taxes	707,686	(2,546)
Provision for income taxes	(647,731)	—
Net income (loss)	$59,955	$(2,546)
Basic and diluted weighted average shares outstanding, redeemable Class A common stock	19,282,192	—
Basic and diluted net income per share, redeemable Class A common stock	$0.60	$—
Basic and diluted weighted average shares outstanding, non-redeemable Class A and Class B common stock	8,412,804	7,666,667
Basic and diluted net income (loss) per share, non-redeemable Class A and Class B common stock	$(1.38)	$(0.00)
The accompanying notes are an integral part of these financial statements.

CLEAN EARTH ACQUISITIONS CORP.
STATEMENTS OF CHANGES IN COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION AND STOCKHOLDERS’ EQUITY (DEFICIT)
	Class A Common Stock Subject to Possible Redemption		Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount	Shares	Amount
Balance – January 1, 2022	—	$—	—	$—	7,666,667	$767	$24,233	$(2,546)	$22,454
Issuance of Class A common stock in initial public offering	23,000,000	192,829,587	—	—	—	—	23,227,765	—	23,227,765
Sale of private placement units	—	—	890,000	89	—	—	8,899,911	—	8,900,000
Remeasurement of Class A common stock to redemption value	—	42,756,441	—	—	—	—	(32,151,909)	(10,604,532)	(42,756,441)
Forfeiture of deferred underwriter fee payable	—	—	—	—	—	—	—	3,622,500	3,622,500
Net income	—	—	—	—	—	—	—	59,955	59,955
Balance – December 31, 2022	23,000,000	$235,586,028	890,000	$89	7,666,667	$767	$—	$(6,924,623)	$(6,923,767)
	Class A Common Stock Subject to Possible Redemption		Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount	Shares	Amount
Balance – May 14, 2021 (inception)	—	$—	—	$—	—	$—	$—	$—	$—
Issuance of Class B common stock to Sponsor	—	—	—	—	7,666,667	767	24,233	—	25,000
Net loss	—	—	—	—	—	—	—	(2,546)	(2,546)
Balance – December 31, 2021	—	$—	—	$—	7,666,667	$767	$24,233	$(2,546)	$22,454
The accompanying notes are an integral part of these financial statements.

CLEAN EARTH ACQUISITIONS CORP.
STATEMENTS OF CASH FLOWS
	Twelve Months Ended December 31, 2022	For the Period From May 14, 2021 (Inception) Through December 31, 2021
Cash Flows from Operating Activities:
Net income (loss)	$59,955	$(2,546)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Realized gain on marketable securities held in Trust account	(2,228,053)	—
Gain on extinguishment of liabilities	(4,000)	—
Payment of related party costs	—	(189)
Formation costs	—	877
Changes in operating assets and liabilities:
Prepaid expenses	(298,172)	—
Accounts payable	47,919	—
Accrued expenses	2,033,691	1,600
Other receivable	(7,462)	—
Net cash used in operating activities	(396,122)	(258)
Cash Flows from Investing Activities:
Initial investment of money market funds in Trust Account	(232,300,000)	—
Redemption of money market funds	232,896,440	—
Purchases of treasury securities	(466,121,947)	—
Redemptions of treasury securities	468,350,000	—
Purchases of money market funds	(236,182,468)	—
Net cash used in investing activities	(233,357,975)	—
Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to Sponsor	—	25,000
Proceeds from issuance of units	230,000,000	—
Proceeds from sale of private placement units	8,900,000	—
Payment of underwriting fee	(4,600,000)	—
Proceeds from promissory note – related party	906,170	125,000
Payment of promissory note – related party	(225,000)	—
Proceeds from related party receivable	189	—
Payment of deferred offering costs	(630,714)	(115,830)
Net cash provided by financing activities	234,350,645	34,170
Net Change in Cash	596,548	33,912
Cash – Beginning	33,912	—
Cash – Ending	$630,460	$33,912
Non-Cash Investing and Financing Activities:
Remeasurement of Class A common stock subject to possible redemption	$42,756,441	$—
Deferred underwriter fee payable	$8,050,000	$—
Deferred offering costs included in accrued offering costs	$21,588	$588,126
Forfeiture of deferred underwriter fee payable	$3,622,500	$—
Cash paid for taxes	$1,252	$—
The accompanying notes are an integral part of these financial statements.

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS
Note 1.   Description of Organization and Business Operations
Clean Earth Acquisitions Corp. (the “Company”) was incorporated in Delaware on May 14, 2021. The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Business Combination”).
As of December 31, 2022, the Company had not commenced any operations. All activity from May 14, 2021 (inception) through December 31, 2022, relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below, and following the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering placed in the Trust Account (described below).
The registration statement for the Company’s Initial Public Offering was declared effective on February 23, 2022 (the “Effective Date”). On February 28, 2022, the Company consummated the Initial Public Offering of 23,000,000 units (“Units” or “Public Shares”) at $10.00 per Unit, generating gross proceeds of $230,000,000, which is discussed in Note 3. Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 890,000 Private Placement Units (the “Private Units”) at a price of $10.00 per Private Unit in a private placement with Clean Earth Acquisitions Sponsor, LLC (the “Sponsor”) generating proceeds of $8,900,000 from the sale of the Private Units.
Following the closing of the Initial Public Offering on February 28, 2022, $232,300,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (“Trust Account”), located in the United States which is invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds selected by the Company meeting the conditions of Rule 2a-7(d) of the Investment Company Act, which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination, (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation, and (iii) the redemption of the Company’s Public Shares if the Company is unable to complete the initial Business Combination within 15 months (or up to 18 months with extensions) from February 28, 2022, the closing of the Initial Public Offering (the “Combination Period”).
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. Even if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target, the Company’s stockholders prior to the Business Combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and the Company in the Business Combination transaction.
The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
or (ii) by means of a tender offer. Except as required by law or the rules of NASDAQ, the decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 immediately prior to or upon consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC containing substantially the same information as would be included in a proxy statement prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 4), Private Shares (as defined in Note 4) and any Public Shares purchased during or after the Initial Public Offering (a) in favor of approving a Business Combination and (b) not to redeem any shares in connection with a stockholder vote to approve a Business Combination or sell any shares to the Company in a tender offer in connection with a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.
The Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares, Private Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares and Private Shares if the Company fails to consummate a Business Combination, and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect the public stockholders’ ability to redeem or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.
If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s rights or warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.
In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.10 per public share, except as to

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Business Combination Agreement
On October 12, 2022, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with Alternus Energy Group Plc (the “Seller”). Pursuant to the Business Combination Agreement, we will acquire certain subsidiaries of the Seller, for up to 90,000,000 shares. Initially, we will issue 55,000,000 shares at closing (subject to a working capital adjustment capped at 1,000,000 additional shares) plus up to 35,000,000 shares subject to certain earn-out provisions, which will be deposited in escrow and will be released if certain conditions are met. The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the closing, including, among others, (i) by mutual written consent of the Company and the Seller, (ii) upon any injunction or other governmental order preventing the consummation of the transaction which shall have become final and non-appealable, (iii) upon a material breach of any representation, warranty, covenant or agreement (subject to an opportunity to cure, if such violation or breach is capable of being cured), (iv) if the closing has not occurred by May 26, 2023 and such failure in closing on or before such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate and (v) by the Company, if the Seller fails to consummate the transaction following the satisfaction of the conditions to the Seller’s closing. The Seller will be obligated to pay the Company a termination fee of $2,000,000 if the Business Combination Agreement is terminated by the Company pursuant to clause (v).
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statements.
The credit and financial markets have experienced extreme volatility and disruptions due to the current conflict between Ukraine and Russia. The conflict is expected to have further global economic consequences, including but not limited to the possibility of severely diminished liquidity and credit availability, declines in consumer confidence, declines in economic growth, increases in inflation rates and uncertainty about economic and political stability. In addition, the United States and other countries have imposed sanctions on Russia which increases the risk that Russia, as a retaliatory action, may launch cyberattacks against the United States, its government, infrastructure and businesses. Any of the foregoing consequences, including those we cannot yet predict, may cause our business, financial condition, results of operations and the price of our common shares to be adversely affected.
The financial statements do not include any adjustments that might result from the outcome of these uncertainties.
Going Concern
As of December 31, 2022, the Company had $630,460 of operating cash and a working capital deficit of $2,496,267. At December 31, 2022, working capital excludes the amount of Marketable Securities held in

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NOTES TO THE FINANCIAL STATEMENTS (continued)
Trust Account and the amount of deferred underwriter fee payable. The Company classified the Marketable Securities held in Trust Account as a current asset as the Company has less than 12 months from the balance sheet date to consummate a Business Combination, at which point, if the Company did not find a Business Combination partner, the Company would cease to exist and the funds would be liquidated from the Trust Account. The Company classified the Deferred Underwriting Fees Payable as current liabilities as the Company has less than 12 months from the balance sheet date to consummate a Business Combination, at which point, if the Company did not find a Business Combination partner, the Company would cease to exist and the deferred underwriting commission would not be paid as the fees owed are contingent upon a successful Business Combination.
The Company’s liquidity needs through December 31, 2022 had been satisfied through a payment from the Sponsor of $25,000 for Class B common stock, par value $0.0001 per share (“Class B common stock” and shares thereof, “founder shares”), the Initial Public Offering and the issuance of the Private Units (see Note 3 and Note 4). Additionally, the Company drew on an unsecured promissory note to pay certain offering costs and a convertible promissory note with the Sponsor (see Note 4).
The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. The Company lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. The initial stockholders, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”, see Note 4). The Company cannot assure that its plans to consummate an initial Business Combination will be successful.
These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern one year from the date the financial statements are issued. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Note 2.   Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

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NOTES TO THE FINANCIAL STATEMENTS (continued)
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents as of December 31, 2022 and 2021, respectively.
Marketable Securities Held in Trust Account
Following the closing of the Initial Public Offering on February 28, 2022, an amount of $232,300,000 from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units were placed in the Trust Account and invested only in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7(d) under the Investment Company Act which invest only in direct U.S. government treasury obligations. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of the initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, the return of the funds held in the Trust Account to the public stockholders as part of redemption of the Public Shares. The Company accounts for marketable securities held in the Trust Account in accordance with Accounting Standards Codification (“ASC”) 320, “Investments — Debt Securities” (“ASC 320”). Trading securities are measured at fair value with holding gains and losses included in earnings. The estimated fair values of the marketable securities held in the Trust Account are determined using available market information. The Company was invested in U.S. Treasury Bills and money market funds invested in U.S. government securities for the year ended December 31, 2022. Income generated from the U.S. Treasury Bills was recorded to realized gains on marketable securities held in Trust Account on the statements of operations and presented as an adjustment to reconcile net income to net cash used in operating activities on the statements of cash flows. Income generated from money market funds invested in U.S. government securities was recorded to dividend income on marketable securities held in Trust Account and presented within cash flows from investing activities on the statements of cash flows. Redemptions and purchases of U.S. Treasury Bills and money market securities held in Trust Account are presented within cash flows from investing activities on the statements of cash flows.
Offering Costs Associated with the Initial Public Offering
The Company complies with the requirements of ASC 340-10-S99-1, “Other Assets and Deferred Costs” and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering”. Offering costs consist principally of incentives to anchor investor (defined in Note 4) and professional and registration fees that are related to the Initial Public Offering. The Company incurred offering costs from the Initial Public

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
Offering of $18,678,975, consisting of $4,600,000 of underwriting fee, $8,050,000 of deferred underwriting commission, $1,292,649 of actual offering costs, and $4,736,326 excess fair value of Founder Shares as a result of the Anchor Investor transaction (see Note 5). The Company recorded the $18,678,975 of offering costs as a reduction of the carrying value of Class A common stock in temporary equity and additional paid-in capital (see Note 3).
Fair Value of Financial Instruments
ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the amount that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants. Fair value measurements are classified on a three-tier hierarchy as follows:
Level 1 — defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;
Level 2 — defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and
Level 3 — defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
In many cases, a valuation technique used to measure fair value includes inputs from multiple levels of the fair value hierarchy described above. The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.
The fair value of the Company’s assets and liabilities which qualify as financial instruments under ASC 820 approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.
Warrants and Rights
The Company accounts for the public and private warrants and rights as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in ASC 480, “Distinguishing Liabilities from Equity” (“ASC 480”) and ASC 815, “Derivatives and Hedging” (“ASC 815”). Pursuant to the Company’s evaluation, the Company concluded that the public and private warrants and rights do not meet the criteria to be accounted for as liability under ASC 480. The Company further evaluated the public and private warrants and rights under ASC 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity” (“ASC 815-40”) and concluded that the public warrants, private warrants and rights are indexed to the Company’s own stock and meet the criteria to be classified in stockholders’ equity (deficit).
Common Stock Subject to Possible Redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC 480. Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity (deficit). The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at December 31, 2022, 23,000,000 shares of Class A common stock subject to possible redemption are presented, at redemption

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
value equal to the amount held in the Trust Account, as temporary equity, outside of the stockholders’ equity (deficit) section of the Company’s balance sheet.
The Class A common stock subject to possible redemption are subject to the subsequent measurement guidance in ASC 480-10-S99. Under such guidance, the Company must subsequently measure the shares to their redemption amount because, as a result of the allocation of net proceeds to transaction costs, the initial carrying amount of the common stock is less than $10.00 per share. In accordance with the guidance, the Company has elected to measure the common stock subject to possible redemption to their redemption amount (i.e., $10.10 per share) immediately as if the end of the first reporting period after the IPO, February 28, 2022, was the redemption date. Such changes are reflected in additional paid-in capital, or in the absence of additional paid-in capital, in accumulated deficit.
The Class A common stock subject to possible redemption is reflected on the balance sheet at December 31, 2022 as follows:
Gross proceeds from initial public offering	$230,000,000
Less:
Fair value allocated to public warrants	(4,390,700)
Fair value allocated to rights	(15,741,200)
Offering costs allocated to Class A common stock subject to possible redemption	(17,038,513)
Plus:
Re-measurement on Class A common stock subject to possible redemption	42,756,441
Class A common shares subject to possible redemption, December 31, 2022	$235,586,028
The proceeds of the Initial Public Offering were allocated to the Class A common stock and the Public Warrants and Rights based on their relative fair values. The Company recognizes changes in redemption value of Class A common stock subject to possible redemption immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional capital, in accumulated deficit. On February 28, 2022, the Company recorded a remeasurement of $39,491,791, $32,151,909 of which was recorded in additional paid-in capital and $7,339,882 was recorded in accumulated deficit, to remeasure the value of Class A common stock to its redemption value. The Company has recorded an additional remeasurement of $3,264,650 through December 31, 2022 to remeasure the value of Class A common stock to its redemption value of the amount held in the Trust Account.
Promissory Note — Related Party
The Company accounts for its WC Promissory Note (see Note 4) in accordance with ASC 470, “Debt” and ASC 815. The Company accounts for the WC Promissory Note at amortized cost and does not bifurcate and separately account for the embedded conversion feature as it does not meet the definition of a derivative instrument.
Stock-Based Compensation
The Company accounts for its stock-based compensation arrangements in accordance with ASC 718, “Compensation-Stock Compensation”. The awards have a performance condition that requires the consummation of an initial business combination to fully vest. As the performance condition is not probable and will likely not become probable until the consummation of an initial business combination, the Company will defer recognition of the compensation costs until the consummation of an initial business combination.
Net Income (Loss) per Common Stock
The statements of operations includes a presentation of income (loss) per Class A redeemable common stock and loss per Class A and Class B non-redeemable common stock following the two-class method of

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
income per common stock. In order to determine the net income (loss) attributable to both the Class A redeemable common stock and Class A and Class B non-redeemable common stock, the Company first considered the total net income (loss) allocable to both sets of stock. This is calculated using the total net income (loss) less any dividends paid. For purposes of calculating net income (loss) per share, any remeasurement of the Class A common stock subject to possible redemption was treated as dividends paid to the public stockholders.
Net income (loss) per common stock is computed by dividing net income (loss) by class by the weighted average number of common stock outstanding during the period. The Company has not considered the effect of the 11,500,000 Public Warrants in the calculation of diluted net income (loss) per share, since the exercise of such warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive. Net income (loss) per common stock for the period from May 14, 2021 (inception) through December 31, 2021 was calculated by dividing the net income (loss) into the amount of Class B non-redeemable common stock outstanding as no Class A common stock was issued during this period.
The following tables reflect the calculation of basic and diluted net income (loss) per common stock for the twelve months ended December 31, 2022 (in dollars, except share amounts):
Twelve Months Ended December 31, 2022
Net loss from beginning of year through date of initial public offering	$(37,034)
Net income from date of initial public offering through December 31, 2022	96,989
Total net income year to date	59,955
Remeasurement of temporary equity to redemption value	(42,756,441)
Net loss including remeasurement of temporary equity to redemption value	$(42,696,486)
	Twelve Months Ended December 31, 2022
	Class A Redeemable	Class A & Class B Non-redeemable
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net loss including accretion of temporary equity	$(31,092,238)	$(11,604,248)
Deemed dividend for remeasurement of temporary equity to redemption value	42,756,441	—
Total net income (loss) by class	$11,664,203	$(11,604,248)
Weighted average shares outstanding	19,282,192	8,412,804
Net income (loss) per share	$0.60	$(1.38)

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
The following tables reflect the calculation of basic and diluted net loss per common stock for the period from May 14, 2021 (inception) through December 31, 2021 (in dollars, except share amounts):
For the Period From May 14, 2021 (Inception) Through December 31, 2021
Net loss	$(2,546)
Basic and diluted weighted average shares outstanding, non-redeemable Class B common stock	7,666,667
Basic and diluted net loss per share, non-redeemable Class B common stock	$(0.00)
Income taxes
The Company accounts for income taxes in accordance with the provisions of ASC 740, “Income Taxes” (“ASC 740”). Under the asset and liability method, as required by this accounting standard, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities in the financial statement and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to the period when assets are realized or liabilities are settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of December 31, 2022 or December 31, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.
Related Parties
Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or common significant influence.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limits. At December 31, 2022 and 2021, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.
Recent Accounting Pronouncements
In August 2020, the Financial Accounting Standards Board (“FASB’) issued Accounting Standard Update (“ASU”) No. 2020-06, Debt with Conversion and other Options (Subtopic 470-20) and Derivatives

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40). The new guidance eliminates the beneficial conversion and cash conversion accounting models for convertible instruments. It also amends the accounting for certain contracts in an entity’s own equity that are currently accounted for as derivatives because of specific settlement provisions. In addition, the new guidance modifies how particular convertible instruments and certain contracts that may be settled in cash or shares impact the diluted EPS computation. This guidance is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the effect the updated standard will have on its financial position, results of operations or financial statement disclosure.
The Company has considered all new accounting pronouncements and has concluded that there are no other new pronouncements that may have a material impact on the results of operations, financial condition, or cash flows, based on the current information.
Note 3.   Initial Public Offering
Pursuant to the Initial Public Offering on February 28, 2022, the Company sold 23,000,000 Units at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock, one right and one-half of one warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6).
An aggregate of $10.10 per Unit sold in the Initial Public Offering is held in the Trust Account and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting the conditions of Rule 2a-7(d) of the Investment Company Act, as determined by the Company.
Note 4.   Related Party Transactions
Founder Shares
On August 17, 2021, our sponsor purchased an aggregate of 5,750,000 shares of the Company’s Class B common stock for an aggregate purchase price of $25,000 or approximately $0.004 per share (the “Founder Shares”). On February 7, 2022, we effected a 1:1.33333339 stock split of our Class B common stock, resulting in our initial stockholders holding 7,666,667 Founder Shares. All share and per-share amounts have been retroactively restated to reflect the stock split. The Founder Shares collectively represent the Sponsor’s 25% ownership of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the Private Shares).
The Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until after the completion of a Business Combination.
The Founder Shares will convert into shares of Class A common stock after the initial Business Combination.
Unvested Founder Shares
Pursuant to the letter agreement, a total of 2,167,000 Founder Shares then held by the Sponsor will be considered newly unvested shares upon the completion of the Business Combination, which shall vest only if the closing price of the common stock equals or exceeds $12.50 for any 20 trading days within a 30 day trading period after the Business Combination, but before the tenth anniversary of the Business Combination. In the event such price level is achieved before the first anniversary of the closing of the Business Combination, such unvested Founder Shares will not vest until the first anniversary of such closing. In the event that the Company enters into a binding agreement on or before the tenth anniversary of the Business Combination with respect to a Sale (as defined in the agreement), all unvested Founder Shares shall vest on the day prior to the closing of such Sale. Founder Shares, if any, that remain unvested at the tenth anniversary of the closing of the Business Combination will be forfeited.

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
Private Placement
The Sponsor purchased an aggregate of 890,000 Private Units at a price of $10.00 per Private Unit for an aggregate purchase price of $8,900,000 in a private placement that occurred simultaneously with the closing of the Initial Public Offering, the proceeds of which were recorded in additional paid in capital. Each Private Unit consists of one share of Class A common stock (“Private Share”) and one-half of one warrant (“Private Warrant”). Each Private Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per full share, subject to adjustment. The proceeds from the Private Units were added to the proceeds from the Initial Public Offering and are held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).
Promissory Note — Related Party
On September 22, 2021, the Company issued an unsecured promissory note to the Sponsor (the “IPO Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $350,000. The Company drew $100,000 and $125,000 on the IPO Promissory Note for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021, respectively. As of February 28, 2022, the Company had borrowed an aggregate $225,000 under the IPO Promissory Note. The IPO Promissory Note was non-interest bearing and was repaid in full on February 28, 2022. As of December 31, 2022 and 2021, the outstanding balance under the IPO Promissory Note was $0 and $125,000, respectively.
Related Party Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Initial Stockholders, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units of the post Business Combination entity at a price of $10.00 per unit. The units would be identical to the Private Units.
On September 26, 2022, the Company issued an unsecured promissory note to the Sponsor (the “WC Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $850,000. The WC Promissory Note is non-interest bearing and payable upon the consummation of the initial Business Combination. At the election of the Sponsor and at any time prior to payment in full of the principal balance, the WC Promissory Note can be converted into conversion units comprised of one Class A common stock and one-half of one warrant that are identical to those issued in the private placement (“Conversion Units”). The number of convertible Conversion Units is calculated as the outstanding principal balance divided by $10. As of December 31, 2022 and 2021, the WC Promissory Note balance was $806,170 and $0, respectively.
Anchor Investor Agreement
A third-party investor (the “Anchor Investor”) (who is also not affiliated with our Sponsor or any member of our management team) purchased 2,277,000 of the units issued in the Initial Public Offering pursuant to a November 2021 Subscription Agreement between our Sponsor and the Anchor Investor,

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
wherein the Anchor Investor also purchased membership interests in our Sponsor. The excess fair value of the Sponsor membership units over the price paid by the Anchor Investor of $4,736,326 was determined to be an offering cost in accordance with Staff Accounting Bulletin Topic 5A (see Note 2) and a corresponding contribution by our Sponsor recorded in additional paid in capital.
The Sponsor retains voting and dispositive power over the Anchor Investor’s allocated Founder Shares and shares purchased by the Sponsor in the private placement until the consummation of the Business Combination, following which time the Sponsor will distribute such securities to the Anchor Investor (subject to applicable lock-up or escrow restrictions).
Related Party Consulting Agreement
In April 2022, the Company entered into a consulting agreement with a related party. During the term of the agreement, the consultant (“Consultant”) will be responsible for financial modeling, compiling presentations, data room management, and research. The Company will pay the Consultant compensation in the form of $7,500 per month in cash, as well as $5,000 per month in the form of newly issued Class B common stock with an exercise price of $10.00 per share paid in arrears. The grant date of the stock-based compensation award under the agreement is April 1, 2022. The performance condition required for vesting is a successful business combination, the outcome of which is not considered probable until the event occurs. In November 2022, the Company executed an amendment to the consulting agreement with the related party. The amendment changed the compensation structure to pay the Consultant $5,000 per month in cash and no additional compensation in the form of stock. The commencement date for the updated compensation structure was December 1, 2022. As of December 31, 2022, no stock-based compensation expense has been recorded and will not be accrued for or recognized until a successful business combination occurs. Additionally, the agreement will conclude upon the completion of a successful business combination. The Company incurred $65,000 and $0 for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021, respectively, related to this agreement.
Note 5.   Commitments and Contingencies
Registration and Stockholder Rights
The holders of the Founder Shares, as well as the holders of the Private Units and any units that may be issued in payment of Working Capital Loans made to the Company, will be entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of a majority of the Private Units and units issued in payment of Working Capital Loans (or underlying securities) can elect to exercise these registration rights at any time after the Company consummates a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to 3,000,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting commissions. The underwriters exercised the option in full on February 28, 2022.
The underwriters were entitled to a underwriting commission of 2.00% of the gross proceeds of the Initial Public Offering, or $4,600,000, which was paid upon the closing of the Initial Public Offering.
The underwriters are also entitled to a deferred underwriting commission of 3.50% of the gross proceeds of the Initial Public Offering, or $8,050,000, payable to the underwriters for deferred underwriting commissions. The full amount was placed in the Trust Account and will be released to the underwriters only on, and concurrently with, completion of an initial business combination. In October 2022, one of the Company’s underwriters waived their right to 50% of the deferred underwriting commissions, forfeiting

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
$3,622,500 of their deferred underwriting commission. As the Combination Period expires on May 28, 2023, without extensions, the deferred underwriter fee payable is classified as a current liability as of December 31, 2022.
Placement Services Agreement
In August 2022, the Company entered into an agreement with a Placement Agent to serve as a non-exclusive capital markets advisor and placement agent for the Company in connection with a proposed private placement of the Company’s equity or equity-linked, preferred, debt or debt-like, securities. The Placement Agent will receive a nonrefundable cash fee of $500,000 and an additional cash fee of $450,000 that is contingent upon the closing of the Business Combination. As of December 31, 2022, the Company has recorded the $500,000 nonrefundable cash fee within accrued expenses on the balance sheet and as placement services fee expense on the statements of operations. The Company has not recorded any amounts related to the $450,000 cash fee as of December 31, 2022 as it is contingent upon the closing of the Business Combination.
Consulting Agreement
In June 2022, the Company entered into a consulting agreement. During the term of the agreement, the Consultant will advise the Company concerning matters related to qualifying business combinations, including services such as de-SPAC readiness assessment, post transaction close preparation advisory, the overall capital markets climate related to global macroeconomic conditions, world leading exchanges, potential competitors, and general advice with respect to the business. The Company will pay the Consultant compensation in the form of $15,000 per month. Upon closing of an initial business combination, the Company will pay the Consultant a one-time success fee cash bonus of $25,000. Additionally, at the successful close of a business combination, the Company will pay a cash bonus of $50,000 if certain criteria are met for redemptions. Payment to the Consultant for any cash bonus fee is dependent upon the closing of an initial business combination. In November 2022, the Company terminated the agreement with the Consultant in accordance with the terms of the agreement. For the twelve months ended December 31, 2022, the Company incurred $64,353 under this agreement, of which $15,000 remains payable and is accrued for within accounts payable.
Note 6.   Stockholders’ Equity (Deficit)
On February 23, 2022, the Company adopted the Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”). Under the Certificate of Incorporation, the total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 111,000,000 shares, consisting of (a) 110,000,000 shares of common stock (the “Common Stock”), including (i) 100,000,000 shares of Class A common stock (the “Class A common stock”), and (ii) 10,000,000 shares of Class B common stock (the “Class B common stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).
Preferred stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2022 and 2021, there were no shares of preferred stock issued or outstanding.
Class A common stock — The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each common share. At December 31, 2022 and 2021, there were 890,000 and zero shares of Class A common stock issued and outstanding, excluding 23,000,000 and zero shares of Class A common stock issued and outstanding subject to possible redemption, respectively.
Class B common stock — The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. On August 17, 2021, our sponsor purchased an aggregate of

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
5,750,000 shares of the Company’s Class B common stock for an aggregate purchase price of $25,000 or approximately $0.004 per share (the “Founder Shares”). On February 7, 2022, we effected a 1:1.33333339 stock split of our Class B common stock, resulting in our initial stockholders holding 7,666,667 Founder Shares as of December 31, 2022. All share and per-share amounts have been retroactively restated to reflect the stock split.
With respect to any matter submitted to a vote of our stockholders, including any vote in connection with a Business Combination, except as required by law, holders of our Founder Shares and holders of our Class A common stock will vote together as a single class, with each share entitling the holder to one vote.
The shares of Class B common stock will automatically convert into Class A common stock at the time of Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which Class B common stock shall convert into Class A common stock will be adjusted (unless the holders of a majority of the outstanding Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A common stock issuable upon conversion of all Class B common stock will equal, in the aggregate, on an as-converted basis, 25% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination, excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination and excluding any private placement-equivalent shares and warrants underlying units issued to our Sponsor, its affiliates or any member of our management team upon conversion of Working Capital Loans.
Rights — Each holder of a right will automatically receive one-tenth (1/10) of one share of Class A common stock upon consummation of a Business Combination, even if the holder of a right redeemed all shares held by him, her or it in connection with a Business Combination or an amendment to the Company’s Certificate of Incorporation with respect to its pre-business combination activities. In the event that the Company will not be the surviving company upon completion of a Business Combination, each holder of a right will be required to affirmatively exchange his, her or its rights in order to receive the one-tenth (1/10) of a share underlying each right upon consummation of the Business Combination.
The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Delaware law. As a result, the holders of the rights must hold rights in multiples of 10 in order to receive shares for all of the holders’ rights upon closing of a Business Combination. If the Company is unable to complete an initial Business Combination within the Combination Period and the Company redeems the Public Shares for the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.
Warrants — Each whole warrant entitles the registered holder to purchase one whole share of Class A common stock at a price of $11.50 per share, subject to adjustment, at any time commencing 30 days after the completion of the initial Business Combination. The warrants will expire five years after the completion of the initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial Business Combination, the Company will use its commercially reasonable efforts to file a post-effective amendment to the registration statement or a new registration statement with the SEC covering the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the warrants, and the Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of the initial Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to the shares of

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
Class A common stock until the warrants expire or are redeemed, as specified in the warrant agreement; provided that if the shares of Class A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the warrants, multiplied by the excess of the “fair market value” (defined below) less the exercise price of the warrants by (y) the fair market value. The “fair market value” as used in this paragraph shall mean the volume weighted average price of the Class A common stock for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.
Redemption of warrants when the price per share of Class A common stock equals or exceeds $18.00.
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described herein with respect to the Private Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
provided that the reference value of the Class A common stock equals or exceeds $18.00 per share; and

•
either there is an effective registration statement covering the issuance of the shares of Common Stock issuable upon exercise of the Public Warrants, and a current prospectus relating thereto, available throughout the 30-day redemption period; or

•
the Company has elected to require the exercise of the Public Warrants on a “cashless basis”.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per common stock (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above under “— Redemption of warrants when the price per share of Class A common stock equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants may be exercised for cash or on a “cashless basis”, the Private Warrants and the Class A common stock issuable upon exercise of the Private Warrants may be subject to certain transfer restrictions, and the Private Warrants are not redeemable at the option of the Company. The Private Warrants shall not become Public Warrants as a result of any transfer of the Private Warrants, regardless of the transferee.
If a tender offer, exchange or redemption offer shall have been made to and accepted by the holders of the Class A common stock and upon completion of such offer, the offeror owns beneficially more than 50% of the outstanding shares of Class A common stock, the holder of the warrant shall be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if such warrant had been exercised, accepted such offer and all of the Class A common stock held by such holder had been purchased pursuant to the offer. If less than 70% of the consideration receivable by the holders of the Class A common stock in the applicable event is payable in the form of common equity in the successor entity that is listed on a national securities exchange or is quoted in an established over-the-counter market, and if the holder of the warrant properly exercises the warrant within thirty days following the public disclosure of the consummation of the applicable event by the Company, the warrant price shall be reduced by an amount equal to the difference (but in no event less than zero) of (i) the warrant price in effect prior to such reduction minus (ii) (A) the Per Share Consideration (as defined in the warrant agreement) minus (B) the value of the warrant based on the Black-Scholes Warrant Value for a Capped American Call on Bloomberg Financial Markets.
Note 7.   Income Tax
The following presents the components of the income tax provision for the year ended December 31, 2022. The income tax provision for the period from May 14, 2021 (inception) through December 31, 2021 was deemed to be de minimis.
December 31, 2022
Current – Federal	$647,731
Current – State	—
Deferred – Federal	(499,117)
Deferred – State	—
Change in Valuation Allowance	499,117
Income Tax Provision	$647,731
The following presents the reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2022. The income tax provision for the period from May 14, 2021 (inception) through December 31, 2021 was deemed to be de minimis.
December 31, 2022
Statutory U.S. federal income tax rate	21.00%
Change in valuation allowance	70.53%
Income tax provision	91.53%

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
The following presents the Company’s net deferred tax assets at December 31, 2022. The income tax provision for the period from May 14, 2021 (inception) through December 31, 2021 was deemed to be de minimis.
December 31, 2022
Capitalized start-up costs	$499,651
Net operating loss carryforward	—
Total deferred tax assets	499,651
Valuation allowance	(499,651)
Deferred tax assets	$—
As of December 31, 2022 the Company has no federal or state net operating loss carryforwards.
Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2022, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2022.
The following presents the Company’s valuation allowance for the year ended December 31, 2022. The income tax provision for the period from May 14, 2021 (inception) through December 31, 2021 was deemed to be de minimis.
December 31, 2022
Valuation allowance at beginning of year	$534
Increases recorded to income tax provision	499,117
Decreases recorded to income tax provision	—
Valuation allowance at end of year	$499,651
The calculation of tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which the Company operates or does business in. ASC 740-10 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.
Uncertain tax positions are recorded as liabilities in accordance with ASC 740-10 and are adjusted upon the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. As of December 31, 2022, there are no uncertain tax positions recorded in the financial statements.
The Company recognizes interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying statements of operations as required. As of December 31, 2022, there were no significant accrued interest or penalties.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE FINANCIAL STATEMENTS (continued)
applicable. There are currently no pending tax examinations. The Company’s tax years are still open under statute from inception. The resolution of tax matters is not expected to have a material effect on the Company’s financial statements.
Note 8.   Fair Value Measurements
At December 31, 2022, the Company’s marketable securities held in the Trust Account were valued at $235,586,028. The cash and marketable securities held in the Trust Account must be recorded on the balance sheet at fair value and are subject to re-measurement at each balance sheet date. With each re-measurement, the valuations will be adjusted to fair value, with the change in fair value recognized in the Company’s statements of operations.
The following table presents the fair value information, as of December 31, 2022, of the Company’s financial assets that were accounted for at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. The Company’s marketable securities held in the Trust Account are based on realized gains on U.S. Treasury Bills, reinvestments of dividend income on money market funds, and market fluctuations in the value of invested money market fund marketable securities, which are considered observable. The fair value of the marketable securities held in trust is classified within Level 1 of the fair value hierarchy.
The following table sets forth by level within the fair value hierarchy the Company’s assets and liabilities that were accounted for at fair value on a recurring basis:
	(Level 1)	(Level 2)	(Level 3)
Assets
Marketable securities held in trust account	$235,586,028	$—	$—
Measurement
The Company established the initial fair value for the cash and marketable securities held in the Trust Account on February 28, 2022, the date of the consummation of the Company’s Initial Public Offering. As the cash was transferred to the Trust Account on February 28, 2022, the value at that date is the value of the cash transferred. Changes in fair value will result from dividend and interest income and market fluctuations in the value of invested marketable securities which will be reflected on each month end bank statement.
Note 9.   Subsequent Events
On March 24, 2023, the Company entered into a capital markets advisory services agreement with a capital markets advisor (the “Advisor”). The agreement is from the execution date of the agreement until the date that is 12 months following the closing of the business combination between the Company and the Seller. The advisory fee is a minimum $500,000 with a placement agent fee equal to 4.0% of the gross proceeds received from the sale of the Company’s equity or equity-linked securities. The advisory fee is payable in cash at the time of and as a condition to the closing of the Company’s business combination transaction with the Seller. Advisory fees can be up to a maximum of $1,000,000 depending on the amount of equity raised, as defined by the gross proceeds available to the post-business combination company immediately after the closing of the Business Combination.
On March 27, 2023, the Company entered into an investor relations agreement with an investor relations firm. The term of this agreement begins on April 1, 2023 and will continue until the earlier of (i) the closing of the business combination transaction with the Seller. Or (ii) December 31, 2023. The investor relations fee is $3,000 per month.

CLEAN EARTH ACQUISITIONS CORP.
UNAUDITED CONDENSED BALANCE SHEETS
	June 30, 2023	December 31, 2022
ASSETS
Current assets
Cash	$101,018	$630,460
Prepaid expenses	101,326	298,172
Other receivable	—	7,462
Marketable securities held in Trust Account	84,940,910	235,586,028
Total current assets	85,143,254	236,522,122
Total Assets	$85,143,254	$236,522,122
LIABILITIES, CLASS A COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accrued expenses	$647,258	$613,653
Income and franchise taxes payable	115,859	849,331
Accrued legal expenses	580,240	572,307
Accounts payable	81,518	47,919
Accrued offering costs	542,981	542,981
Promissory note – related party	1,006,170	806,170
Deferred underwriter fee payable	805,000	4,427,500
Total current liabilities	3,779,026	7,859,861
Total Liabilities	3,779,026	7,859,861
Commitments and Contingencies
Class A common stock subject to possible redemption; $0.0001 par value; 100,000,000 shares authorized; 8,147,563 and 23,000,000 shares issued and outstanding at redemption value as of June 30, 2023 and December 31, 2022, respectively	84,940,910	235,586,028
Stockholders’ Deficit
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value, 100,000,000 shares authorized; 890,000 shares issued and outstanding (excluding 8,147,563 and 23,000,000 shares subject to possible redemption as of June 30, 2023 and December 31, 2022, respectively)	89	89
Class B common stock, $0.0001 par value, 10,000,000 shares authorized; 7,666,667 shares issued and outstanding	767	767
Additional paid-in capital	—	—
Accumulated deficit	(3,577,538)	(6,924,623)
Total Stockholders’ Deficit	(3,576,682)	(6,923,767)
TOTAL LIABILITIES, CLASS A COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION AND STOCKHOLDERS’ DEFICIT	$85,143,254	$236,522,122
The accompanying notes are an integral part of these unaudited condensed financial statements.

CLEAN EARTH ACQUISITIONS CORP.
UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Franchise tax expense	$50,000	48,460	$100,000	$100,000
Bank fees	—	163	7,462	376
Insurance expense	106,521	106,521	213,041	147,100
Dues and subscriptions	16,108	6,390	160,548	56,931
Marketing and advertising expenses	11,321	12,545	15,795	12,944
Legal and accounting expenses	253,393	562,957	376,858	681,065
Listing fee, general and administrative expenses	17,593	—	34,887	—
Loss from operations	(454,936)	(737,036)	(908,591)	(998,417)
Other income:
Dividend income on marketable securities held in Trust Account	1,713,104	313,681	3,109,073	335,059
Realized gains on marketable securities held in Trust Account	449,457	—	1,663,187	—
Interest income on operating account	5	—	38	—
Other income	2,162,566	313,681	4,772,298	335,059
Income (loss) before provision for income taxes	1,707,630	(423,355)	3,863,707	(663,358)
Provision for income taxes	(349,253)	(49,362)	(631,913)	(49,362)
Net income (loss)	$1,358,377	$(472,717)	$3,231,794	$(712,720)
Basic and diluted weighted average shares outstanding, redeemable Class A common stock	17,124,311	23,000,000	20,045,924	15,629,834
Basic and diluted net income (loss) per share, redeemable Class A common stock	$0.07	$(0.01)	$0.17	$0.66
Basic and diluted weighted average shares outstanding, non-redeemable Class A and Class B common stock	8,556,667	8,556,667	8,556,667	8,271,474
Basic and diluted net income (loss) per share, non-redeemable Class A and Class B common stock	$0.01	$(0.02)	$(0.01)	$(1.33)
The accompanying notes are an integral part of these unaudited condensed financial statements.

CLEAN EARTH ACQUISITIONS CORP.
UNAUDITED CONDENSED STATEMENTS OF CHANGES IN COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
	Class A Common Stock Subject to Possible Redemption		Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount	Shares	Amount	Shares	Amount
Balance – December 31, 2022 (audited)	23,000,000	$235,586,028	890,000	$89	7,666,667	$767	$—	$(6,924,623)	$(6,923,767)
Remeasurement of Class A common stock to redemption value	—	2,409,648	—	—	—	—	—	(2,409,648)	(2,409,648)
Net income	—	—	—	—	—	—	—	1,873,417	1,873,417
Balance – March 31, 2023	23,000,000	237,995,676	890,000	89	7,666,667	767	—	(7,460,854)	(7,459,998)
Redemption of Class A common stock	(14,852,437)	(154,152,327)	—	—	—	—	—	—	—
Deferred underwriter fee payable forfeiture	—	—	—	—	—	—	—	3,622,500	3,622,500
Remeasurement of Class A common stock to redemption value	—	1,097,561	—	—	—	—	—	(1,097,561)	(1,097,561)
Net income	—	—	—	—	—	—	—	1,358,377	1,358,377
Balance – June 30, 2023	8,147,563	$84,940,910	890,000	$89	7,666,667	$767	$—	$(3,577,538)	$(3,576,682)
	Class A Common Stock Subject to Possible Redemption		Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount	Shares	Amount	Shares	Amount
Balance – December 31, 2021 (audited)	—	$—	—	$—	7,666,667	$767	$24,233	$(2,546)	$22,454
Issuance of Class A common stock in initial public offering	23,000,000	192,766,854	—	—	—	—	23,227,765	—	23,227,765
Sale of private placement units	—	—	890,000	89	—	—	8,899,911	—	8,900,000
Remeasurement of Class A common stock to redemption value	—	39,554,524	—	—	—	—	(32,151,909)	(7,402,615)	(39,554,524)
Net loss	—	—	—	—	—	—	—	(240,003)	(240,003)
Balance – March 31, 2022	23,000,000	232,321,378	890,000	89	7,666,667	767	—	(7,645,164)	(7,644,308)
Remeasurement of Class A common stock to redemption value	—	313,681	—	—	—	—	—	(313,681)	(313,681)
Net loss	—	—	—	—	—	—	—	(472,717)	(472,717)
Balance – June 30, 2022	23,000,000	$232,635,059	890,000	$89	7,666,667	$767	$—	$(8,431,562)	$(8,430,706)
The accompanying notes are an integral part of these unaudited condensed financial statements.

CLEAN EARTH ACQUISITIONS CORP.
UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
	Six Months Ended June 30,
	2023	2022
Cash Flows from Operating Activities:
Net income (loss)	$3,231,794	$(712,720)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Dividend income on marketable securities held in Trust Account	—	(335,059)
Realized gains on marketable securities held in Trust Account	(1,663,187)	—
Changes in operating assets and liabilities:
Prepaid expenses	196,846	(492,024)
Accounts payable	33,599	45,674
Accrued expenses	33,605	(692)
Accrued tax expenses	(733,472)	149,362
Accrued legal fees	7,933	390,517
Other receivables	7,462	—
Net cash provided by (used in) operating activities	1,114,580	(954,942)
Cash Flows from Investing Activities:
Sale of marketable securities held in Trust Account	628,865,756	—
Purchase of marketable securities held in Trust Account	(474,195,780)	—
Dividends reinvested in marketable securities held in Trust Account	(2,522,690)	—
Investment of cash in Trust Account	—	(232,300,000)
Contributions to Trust Account	161,019	—
Net cash provided by (used in) investing activities	152,308,305	(232,300,000)
Cash Flows from Financing Activities:
Payment of Class A common stock redemptions	(154,152,327)	—
Proceeds from promissory note – related party	200,000	100,000
Proceeds from issuance of units	—	230,000,000
Proceeds from sale of private placement units	—	8,900,000
Payment of underwriting fee	—	(4,600,000)
Payment of promissory note – related party	—	(225,000)
Proceeds from related party receivable	—	189
Payment of deferred offering costs	—	(274,903)
Net cash (used in) provided by financing activities	(153,952,327)	233,900,286
Net Change in Cash	(529,442)	645,344
Cash – Beginning	630,460	33,912
Cash – Ending	$101,018	$679,256
Non-Cash Investing and Financing Activities:
Remeasurement of Class A common stock subject to possible redemption	$3,507,208	$39,554,524
Deferred underwriter fee payable	$—	$8,050,000
Waiver of deferred underwriter fee payable	$3,622,500	—
Deferred offering costs included in accrued offering costs	$—	$396,588
Supplemental Cash Flow Information:
Cash paid for taxes	$1,265,000	$—
The accompanying notes are an integral part of these unaudited condensed financial statements.

CLEAN EARTH ACQUISITIONS CORP.
NOTES TO THE CONDENSED FINANCIAL STATEMENTS
Note 1.   Description of Organization and Business Operations
Clean Earth Acquisitions Corp. (the “Company”) was incorporated in Delaware on May 14, 2021. The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Business Combination”).
As of June 30, 2023, the Company had not commenced any operations. All activity through June 30, 2023, relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below, and following the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering placed in the Trust Account (described below).
The registration statement for the Company’s Initial Public Offering was declared effective on February 23, 2022 (the “Effective Date”). On February 28, 2022, the Company consummated the Initial Public Offering of 23,000,000 Units at $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 890,000 Private Placement Units (the “Private Units”) at a price of $10.00 per Private Unit in a private placement with Clean Earth Acquisitions Sponsor, LLC (the “Sponsor”) generating proceeds of $8,900,000 from the sale of the Private Units.
Following the closing of the Initial Public Offering on February 28, 2022, $232,300,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (“Trust Account”), located in the United States which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds selected by the Company meeting the conditions of Rule 2a-7(d) of the Investment Company Act, which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination, (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation, and (iii) the redemption of the Company’s Public Shares if the Company is unable to complete the initial Business Combination by the Termination Date (defined below).
On October 12, 2022, we entered into a Business Combination Agreement (the “Business Combination Agreement”) with Alternus Energy Group Plc (the “Seller” or “Alternus”). Pursuant to the Business Combination Agreement, we will acquire certain subsidiaries of the Seller, for up to 90,000,000 shares. Initially, we will issue 55,000,000 shares at closing (subject to a working capital adjustment capped at 1,000,000 additional shares) plus up to 35,000,000 shares subject to certain earn-out provisions, which will be deposited in escrow and will be released if certain conditions are met.
On April 12, 2023, the Company entered into the First Amendment to the Business Combination Agreement (the “First Amendment”), which amends certain provisions of the Business Combination Agreement.
The Business Combination Agreement had contemplated that the Company would issue to the Seller a number of shares of Class A common stock valued at $10 per share equal to $550,000,000 plus or minus an estimated working capital adjustment (which will be not greater or less than $10,000,000), of which 1,000,000 shares of Common Stock will be deposited into a working capital escrow account to satisfy any post-closing working capital adjustments. The First Amendment amended the Business Combination Agreement by reducing the $550,000,000 amount to $275,000,000.
In addition, the Business Combination Agreement had contemplated that 35,000,000 shares of Class A common stock would be deposited into an earnout escrow account and will be released, in whole or part, to the Seller if certain earnout milestones are met. The First Amendment amended the Business Combination Agreement by (i) reducing the 35,000,000 shares to 20,000,000 shares and (ii) modifying the earnout milestones as provided in the First Amendment.
The closing of the transactions contemplated by the Business Combination Agreement is subject to customary closing conditions as set forth in the Business Combination Agreement.
Concurrently with the execution of the Business Combination Agreement, we entered into (A) a Sponsor Support Agreement with the sponsor and the Seller pursuant to which the sponsor agreed to vote in favor of the Business Combination, waive its redemption rights, agree to not transfer securities of the Company, and waive any anti-dilution or similar protections with respect to founder shares; and (B) an Investor Rights Agreement with the sponsor and the Seller, which provides for certain governance requirements, registration rights and a lockup agreement. The closing of the transactions contemplated by the Business Combination Agreement is subject to the satisfaction or waiver of certain customary closing conditions of the respective parties.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. Even if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target, the Company’s stockholders prior to the Business Combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and the Company in the Business Combination transaction.
The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. Except as required by law or the rules of Nasdaq, the decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC containing substantially the same information as would be included in a proxy statement prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares, Private Shares and any Public Shares purchased during or after the Initial Public Offering (a) in favor of approving a Business Combination and (b) not to redeem any shares in connection with a stockholder vote to approve a Business Combination or sell any shares to the Company in a tender offer in connection with a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.

The Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares, Private Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares and Private Shares if the Company fails to consummate a Business Combination, and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect the public stockholders’ ability to convert or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.
If the Company is unable to complete a Business Combination by the Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s rights or warrants, which will expire worthless if the Company fails to complete a Business Combination by the Termination Date.
In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.10 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
On May 25, 2023, the Company and Alternus executed a mutual written consent pursuant to which the Company and Alternus agreed to extend the Termination Date (as defined in the Business Combination Agreement) to November 28, 2023 (the “Termination Date”).
On May 25, 2023, the Company held a special meeting of stockholders (the “Special Meeting”), during which the Company’s stockholders approved the proposal (the “Charter Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to give the Company the right to extend the date by which it has to consummate a business combination up to six times, from May 28, 2023 to November 28, 2023, composed of six one-month extensions (each an “Extension,” and the end date of each Extension, the “Extended Date”), by depositing into the Trust Account on the then-applicable Extension Date, for each Extension, the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A Common Stock not redeemed in connection with the Charter Amendment Proposal until November 28, 2023, or such earlier date as determined by the Board (assuming the Company’s business combination has not occurred) in exchange for a non-interest bearing, convertible unsecured promissory note payable upon consummation of a business combination.
In connection with the Special Meeting, stockholders properly elected to redeem an aggregate of 14,852,437 shares of Class A Common Stock at a redemption price of approximately $10.38 per share (the

“Redemption”), for an aggregate redemption amount of $154,152,327. Following the Redemption, $84,562,944 remained in the Company’s trust account (the “Trust Account”), not including any Extension Payments, as described above.
Risks and Uncertainties
The credit and financial markets have experienced extreme volatility and disruptions due to the current conflict between Ukraine and Russia. The conflict is expected to have further global economic consequences, including but not limited to the possibility of severely diminished liquidity and credit availability, declines in consumer confidence, declines in economic growth, increases in inflation rates and uncertainty about economic and political stability. In addition, the United States and other countries have imposed sanctions on Russia which increases the risk that Russia, as a retaliatory action, may launch cyberattacks against the United States, its government, infrastructure and businesses. Any of the foregoing consequences, including those we cannot yet predict, may cause our business, financial condition, results of operations and the price of our common shares to be adversely affected.
The financial statements do not include any adjustments that might result from the outcome of these uncertainties.
Going Concern
As of June 30, 2023, the Company had $101,018 of operating cash and a working capital deficit of $2,771,682. At June 30, 2023, working capital deficit excludes the amount of Marketable Securities held in Trust Account and Deferred Underwriting Fees Payable. The Company classified the Marketable Securities held in Trust Account as a current asset as the Company has less than 12 months from the balance sheet date to consummate a Business Combination, at which point, if the Company did not find a Business Combination partner, the Company would cease to exist and the funds would be liquidated from the Trust Account. The Company classified the Deferred Underwriting Fees Payable as current liabilities as the Company has less than 12 months from the balance sheet date to consummate a Business Combination, at which point, if the Company did not find a Business Combination partner, the Company would cease to exist and the deferred underwriting fees would not be paid as the fees owed are contingent upon a successful Business Combination.
The Company’s liquidity needs through June 30, 2023 had been satisfied through a payment from the Sponsor of $25,000 for Class B common stock, par value $0.0001 per share (“Class B common stock” and shares thereof, “founder shares”), the Initial Public Offering and the issuance of the Private Units (see Note 3 and Note 4). Additionally, the Company drew on unsecured promissory notes to pay certain offering costs and convertible promissory notes with the Sponsor to provide working capital and to fund the Company’s extension payments (see Note 4).
The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. The Company lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. The initial stockholders, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required. The Company cannot assure that its plans to consummate an initial Business Combination will be successful.
These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern one year from the date the financial statements are issued. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Note 2.   Summary of Significant Accounting Policies
Basis of Presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the

SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair statement of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 30, 2023, which contains the audited financial statements and notes thereto. The financial information as of December 31, 2022 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The interim results for the three and six months ended June 30, 2023 are not necessarily indicative of the results to be expected for the year ending December 31, 2023 or for any future interim periods.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents as of June 30, 2023 or December 31, 2022.
Marketable Securities Held in Trust Account
The Company accounts for marketable securities held in the Trust Account in accordance with Accounting Standards Codification (“ASC”) 320, “Investments — Debt Securities” (“ASC 320”). Trading

securities are measured at fair value with holding gains and losses included in earnings. The estimated fair values of the marketable securities held in the Trust Account are determined using available market information.
The Company has invested in U.S. Treasury Bills and money market funds invested in U.S. government securities for the six months ended June 30, 2023 and 2022. Income generated from the U.S. Treasury Bills was recorded to realized gains on marketable securities held in Trust Account on the statements of operations and presented as an adjustment to reconcile net income to net cash used in operating activities on the statements of cash flows. Income generated from money market funds invested in U.S. government securities was recorded to dividend income on marketable securities held in Trust Account and presented within cash flows from investing activities on the statements of cash flows. Sales of money market funds, redemptions of U.S. Treasury Bills, and purchases of U.S. Treasury Bills and money market securities held in Trust Account are presented within cash flows from investing activities on the statements of cash flows.
Offering Costs Associated with the Initial Public Offering
The Company complies with the requirements of the ASC 340-10-S99-1, “Other Assets and Deferred Costs” and SEC Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offering”. Offering costs consist principally of incentives to Anchor Investor and professional and registration fees that are related to the Initial Public Offering. The Company incurred offering costs from the Initial Public Offering of $18,678,975, consisting of $4,600,000 of underwriting fee, $8,050,000 of deferred underwriting fee (of which $7,245,000 has subsequently been waived by the underwriters), $1,292,649 of actual offering costs, and $4,736,326 excess fair value of Founder Shares as a result of the Anchor Investor transaction. The Company recorded the $18,678,975 of offering costs as a reduction of the carrying value of Class A common stock in temporary equity and additional paid-in capital.
Fair Value of Financial Instruments
ASC 820, “Fair Value Measurements” (“ASC 820”), defines fair value as the amount that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants. Fair value measurements are classified on a three-tier hierarchy as follows:
Level 1 — defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;
Level 2 — defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and
Level 3 — defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
In many cases, a valuation technique used to measure fair value includes inputs from multiple levels of the fair value hierarchy described above. The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.
The fair value of the Company’s assets and liabilities which qualify as financial instruments under ASC 820 approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.
Warrants and Rights
The Company accounts for the public and private warrants and rights as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in ASC 480, “Distinguishing Liabilities from Equity” (“ASC 480”) and ASC 815, “Derivatives and Hedging” (“ASC 815”). Pursuant to the Company’s evaluation, the Company concluded that the public and private warrants and rights do not meet the criteria to be accounted for as liability under ASC 480. The Company further evaluated the public and private warrants and rights under ASC 815-40,

“Derivatives and Hedging — Contracts in Entity’s Own Equity” (“ASC 815-40”) and concluded that the public warrants, private warrants and rights are indexed to the Company’s own stock and meet the criteria to be classified in stockholders’ deficit.
Common Stock Subject to Possible Redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC 480. Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. On May 25, 2023, holders of Class A common stock properly elected to redeem an aggregate of 14,852,437 shares of Class A common stock at a redemption price of $10.38 per share, for an aggregate redemption amount of $154,152,327. Accordingly, at June 30, 2023, and December 31, 2022, 8,147,563 and 23,000,000 shares of Class A common stock subject to possible redemption are presented, at redemption value equal to the amount held in the Trust Account, as temporary equity, outside of the stockholders’ deficit section of the Company’s balance sheet, respectively.
The Class A common stock subject to possible redemption are subject to the subsequent measurement guidance in ASC 480-10-S99. Under such guidance, the Company must subsequently measure the shares to their redemption amount because, as a result of the allocation of net proceeds to transaction costs, the initial carrying amount of the common stock is less than $10.00 per share. In accordance with the guidance, the Company has elected to measure the common stock subject to possible redemption to their redemption amount (i.e., $10.10 per share) immediately as if the end of the first reporting period after the Initial Public Offering, February 28, 2022, was the redemption date. Such changes are reflected in additional paid-in capital, or in the absence of additional paid-in capital, in accumulated deficit.
The Class A common stock subject to possible redemption is reflected on the balance sheet as of June 30, 2023 as follows:
Gross proceeds from initial public offering	$230,000,000
Less:
Fair value allocated to public warrants	(4,390,700)
Fair value allocated to rights	(15,741,200)
Offering costs allocated to Class A common stock subject to possible redemption	(17,038,513)
Plus:
Re-measurement on Class A common stock subject to possible redemption	42,756,441
Class A common stock subject to possible redemption, December 31, 2022	235,586,028
Re-measurement on Class A common stock subject to possible redemption	2,409,648
Class A common stock subject to possible redemption, March 31, 2023	237,995,676
Redemption of Class A common stock	(154,152,327)
Re-measurement on Class A common stock subject to possible redemption	1,097,561
Class A common stock subject to possible redemption, June 30, 2023	$84,940,910
The proceeds of the Initial Public Offering were allocated to the Class A common stock and the Public Warrants and Rights based on their relative fair values. The Company recognizes changes in redemption value of Class A common stock subject to possible redemption immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional capital, in accumulated deficit.

Promissory Note — Related Party
The Company accounts for its WC Promissory Note and Extension Note (see Note 4) in accordance with ASC Topic 470, “Debt” and ASC 815. The Company accounts for the WC Promissory Note and Extension Note at amortized cost and does not bifurcate and separately account for the embedded conversion feature as it does not meet the definition of a derivative instrument.
Stock-Based Compensation
The Company accounts for its stock-based compensation arrangements in accordance with ASC 718, “Compensation-Stock Compensation”. The awards have a performance condition that requires the consummation of an initial business combination to fully vest. As the performance condition is not probable and will likely not become probable until the consummation of an initial business combination, the Company will defer recognition of the compensation costs until the consummation of an initial business combination.
Net Income (Loss) per Common Stock
The statements of operations includes a presentation of net income (loss) per Class A redeemable common stock and net income (loss) per non-redeemable common stock following the two-class method of income per common stock. In order to determine the net income (loss) attributable to both the Class A redeemable common stock and non-redeemable common stock, the Company first considered the total net income (loss) allocable to both sets of stock. This is calculated using the total net income (loss) less any dividends paid. For purposes of calculating net income (loss) per share, any remeasurement of the Class A common stock subject to possible redemption was treated as dividends paid to the public stockholders.
Net income (loss) per common stock is computed by dividing net income (loss) by class by the weighted average number of common stock outstanding during the period. The Company has not considered the effect of the 11,500,000 Public Warrants in the calculation of diluted net income (loss) per share, since the exercise of such warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.
The following tables reflect the calculation of basic and diluted net income (loss) per common stock for the three and six months ended June 30, 2023 (in dollars, except share amounts):
Three Months Ended June 30, 2023
Net income	$1,358,377
Remeasurement of temporary equity to redemption value	(1,097,561)
Net income including remeasurement of temporary equity to redemption value	$260,816
	Three Months Ended June 30, 2023
	Class A Redeemable	Class A & Class B Non-redeemable
Basic and diluted net income per share:
Numerator:
Allocation of net income including accretion of temporary equity	$173,915	$86,901
Deemed dividend for remeasurement of temporary equity to redemption value	1,097,561	—
Total net income by class	$1,271,476	$86,901
Weighted average shares outstanding	17,124,311	8,556,667
Net income per share	$0.07	$0.01

Six Months Ended June 30, 2023
Net income	$3,231,794
Remeasurement of temporary equity to redemption value	(3,507,208)
Net income including remeasurement of temporary equity to redemption value	$(275,414)
	Six Months Ended June 30, 2023
	Class A Redeemable	Class A & Class B Non-redeemable
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net income (loss) including accretion of temporary equity	$(193,022)	$(82,392)
Deemed dividend for remeasurement of temporary equity to redemption value	3,507,208	—
Total net income (loss) by class	$3,314,186	$(82,392)
Weighted average shares outstanding	20,045,924	8,556,667
Net income (loss) per share	$0.17	$(0.01)
The following tables reflect the calculation of basic and diluted net income (loss) per common stock for the three and six months ended June 30, 2022 (in dollars, except share amounts):
Three Months Ended June 30, 2022
Net loss	$(472,717)
Remeasurement of temporary equity to redemption value	(313,681)
Net loss including remeasurement of temporary equity to redemption value	$(786,398)
	Three Months Ended June 30, 2022
	Class A Redeemable	Class A & Class B Non-redeemable
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net loss including accretion of temporary equity	$(573,164)	$(213,234)
Deemed dividend for remeasurement of temporary equity to redemption value	313,681	—
Total net income (loss) by class	$(259,483)	$(213,234)
Weighted average shares outstanding	23,000,000	8,556,667
Net loss per share	$(0.01)	$(0.02)
Six Months Ended June 30, 2022
Net loss from beginning of year through date of initial public offering	$(37,034)
Net loss from date of initial public offering through June 30, 2022	(675,686)
Total loss year to date	(712,720)
Remeasurement of temporary equity to redemption value	(39,868,205)
Net loss including remeasurement of temporary equity to redemption value	$(40,580,925)

	Six Months Ended June 30, 2022
	Class A Redeemable	Class A & Class B Non-redeemable
Basic and diluted net income (loss) per share:
Numerator:
Allocation of net loss including accretion of temporary equity	$(29,550,316)	$(11,030,609)
Deemed dividend for remeasurement of temporary equity to redemption value	39,868,205	—
Total net income (loss) by class	$10,317,889	$(11,030,609)
Weighted average shares outstanding	15,629,834	8,271,474
Net income (loss) per share	$0.66	$(1.33)
Income taxes
The Company accounts for income taxes in accordance with the provisions of ASC 740, “Income Taxes” (“ASC 740”). Under the asset and liability method, as required by this accounting standard, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities in the financial statement and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to the period when assets are realized or liabilities are settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of June 30, 2023 or December 31, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit. At June 30, 2023 and December 31, 2022, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.
Recent Accounting Pronouncements
The Company has considered all new accounting pronouncements and has concluded that there are no new pronouncements that may have a material impact on the results of operations, financial condition, or cash flows, based on the current information.
Note 3.   Initial Public Offering
Pursuant to the Initial Public Offering on February 28, 2022, the Company sold 23,000,000 Units at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock, one right and one-half of one warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment.
An aggregate of $10.10 per Unit sold in the Initial Public Offering is held in the Trust Account and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting the conditions of Rule 2a-7(d) of the Investment Company Act, as determined by the Company.
Note 4.   Related Party Transactions
Founder Shares
On August 17, 2021, our sponsor purchased an aggregate of 5,750,000 shares of the Company’s Class B common stock for an aggregate purchase price of $25,000 or approximately $0.004 per share (the “Founder Shares”). On February 7, 2022, we effected a 1:1.33333339 stock split of our Class B common stock, resulting in our initial stockholders holding 7,666,667 Founder Shares. All share and per-share amounts have been retroactively restated to reflect the stock split. The Founder Shares collectively represent the Sponsor’s 25% ownership of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the Private Shares).
The Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until after the completion of a Business Combination.
The Founder Shares will convert into shares of Class A common stock after the initial Business Combination.
Unvested Founder Shares
Pursuant to the letter agreement, a total of 2,167,000 Founder Shares then held by the Sponsor will be considered newly unvested shares upon the completion of the Business Combination, which shall vest only if the closing price of the common stock equals or exceeds $12.50 for any 20 trading days within a 30 day trading period after the Business Combination, but before the tenth anniversary of the Business Combination. In the event such price level is achieved before the first anniversary of the closing of the Business Combination, such unvested founder shares will not vest until the first anniversary of such closing. In the event that the Company enters into a binding agreement on or before the tenth anniversary of the Business Combination with respect to a Sale (as defined in the agreement), all unvested shares shall vest on the day prior to the closing of such Sale. Founder Shares, if any, that remain unvested at the tenth anniversary of the closing of the Business Combination will be forfeited.
Private Placement
The Sponsor purchased an aggregate of 890,000 Private Units at a price of $10.00 per Private Unit for an aggregate purchase price of $8,900,000 in a private placement that occurred simultaneously with the closing of the Initial Public Offering, the proceeds of which were recorded in additional paid in capital. Each Private Unit consists of one share of Class A common stock (“Private Share”) and one-half of one warrant (“Private Warrant”). Each Private Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per full share, subject to adjustment. The proceeds from the Private Units were added to the proceeds from the Initial Public Offering and are held in the Trust Account. If the Company does not complete a Business Combination by the Termination Date, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).
Promissory Note — Related Party
On September 22, 2021, the Company issued an unsecured promissory note to the Sponsor (the “IPO Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $350,000. As of February 28, 2022, the Company had borrowed $225,000 under the IPO Promissory Note.

The IPO Promissory Note was non-interest bearing and was repaid in full on February 28, 2022. As of June 30, 2023 and December 31, 2022, the outstanding balance under the IPO Promissory Note was $0.
Related Party Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Initial Stockholders, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units of the post Business Combination entity at a price of $10.00 per unit. The units would be identical to the Private Units.
On September 26, 2022, the Company issued an unsecured promissory note to the Sponsor (the “WC Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $850,000. The WC Promissory Note is non-interest bearing and payable upon the consummation of the initial Business Combination. At the election of the Sponsor and at any time prior to payment in full of the principal balance, the WC Promissory Note can be converted into conversion units comprised of one Class A common stock and one-half of one warrant that are identical to those issued in the private placement (“Conversion Units”). The number of convertible Conversion Units is calculated as the outstanding principal balance divided by $10. As of June 30, 2023 and December 31, 2022, the WC Promissory Note balance was $806,170.
The Company’s Extension Payments will be made in exchange for a $1,170,000 non-interest bearing, convertible unsecured promissory note payable upon consummation of a business combination (the “Extension Notes”). At the election of the Sponsor and at any time prior to payment in full of the principal balance, the Extension Note can be converted into conversion units comprised of one Class A common stock and one-half of one warrant that are identical to those issued in the private placement (“Conversion Units”). The number of convertible Conversion Units is calculated as the outstanding principal balance divided by $10. The Company has $200,000 outstanding under the Extension Notes as of June 30, 2023.
Anchor Investor Agreement
A third-party investor (the “Anchor Investor”) (who is also not affiliated with our Sponsor or any member of our management team) purchased 2,277,000 of the units issued in the Initial Public Offering pursuant to a November 2021 Subscription Agreement between our Sponsor and the Anchor Investor, wherein the Anchor Investor also purchased membership interests in our Sponsor. The excess fair value of the Sponsor membership units over the price paid by the Anchor Investor of $4,736,326 was determined to be an offering cost in accordance with SAB Topic 5A and a corresponding contribution by our Sponsor recorded in additional paid in capital.
The Sponsor retains voting and dispositive power over the Anchor Investor’s allocated Founder Shares and shares purchased by the Sponsor in the private placement until the consummation of the Business Combination, following which time the Sponsor will distribute such securities to the Anchor Investor (subject to applicable lock-up or escrow restrictions).
Related Party Consulting Agreement
In April 2022, the Company entered into a consulting agreement with a related party. During the term of the agreement, the consultant (“Related Party Consultant”) will be responsible for financial modeling, compiling presentations, data room management, and research. The Company will pay the Related Party Consultant compensation in the form of $7,500 per month in cash, as well as $5,000 per month in the form of newly issued Class B common stock with an exercise price of $10.00 per share paid in arrears. The grant date of the stock-based compensation award under the agreement was April 1, 2022. The performance condition required for vesting is a successful business combination, the outcome of which is not considered probable until the event occurs. In November 2022, the Company executed an amendment to the consulting agreement with the related party. The Amendment changed the compensation structure to pay the Related Party Consultant $5,000 per month in cash and no additional compensation in the form of stock. The commencement date for the updated compensation structure was December 1, 2022. As such, as of June 30, 2023, no stock-based compensation expense has been recorded and will not be accrued for or recognized until a successful business combination occurs. Additionally, the agreement will conclude upon the completion of a successful business combination. The Company incurred $15,000 and $22,826 for the three months ended June 30, 2023 and 2022, respectively, related to this agreement. The Company had $5,000 outstanding and payable to the Related Party Consultant as of June 30, 2023 and December 31, 2022, which were recorded to accounts payable.
Note 5.   Commitments and Contingencies
Registration and Stockholder Rights
The holders of the Founder Shares, as well as the holders of the Private Units and any units that may be issued in payment of Working Capital Loans made to the Company, will be entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of a majority of the Private Units and units issued in payment of Working Capital Loans (or underlying securities) can elect to exercise these registration rights at any time after the Company consummates a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreements
The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to 3,000,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting commissions. The underwriters exercised the option in full on February 28, 2022.
The underwriters were entitled to a cash underwriting discount of 2.00% of the gross proceeds of the Initial Public Offering, or $4,600,000, which was paid upon the closing of the Initial Public Offering.
The underwriters are also entitled to a deferred cash underwriting discount of 3.50% of the gross proceeds of the Initial Public Offering, or $8,050,000, payable to the underwriters for deferred underwriting commissions. The full amount was placed in the Trust Account and will be released to the underwriters only on, and concurrently with, completion of an initial business combination. In October 2022, one of the Company’s underwriters waived their right to 50% of the deferred underwriting commissions, forfeiting $3,622,500 of their deferred underwriting commission. On April 17, 2023, the Company and one of the underwriters executed a revised Underwriting Agreement to forfeit the remaining portion of their deferred underwriting commissions payable, or $3,622,500, resulting in a deferred underwriting fee of $805,000 payable upon consummation of a successful business combination. The one underwriter has forfeited an aggregate $7,245,000 of the deferred underwriting commissions payable. As the Termination Date expires on November 28, 2023, the remaining deferred underwriter fee payable is classified as a current liability as of June 30, 2023.
For the three and six months ended June 30, 2023, the Company recorded a $3,622,500 reduction of the deferred underwriter fee payable to accumulated deficit.
Placement Services Agreement
In August 2022, the Company entered into an agreement with a Placement Agent to serve as a non-exclusive capital markets advisor and placement agent for the Company in connection with a proposed private placement of the Company’s equity or equity-linked, preferred, debt or debt-like, securities. The Placement Agent will receive a nonrefundable cash fee of $500,000 and an additional cash fee of $450,000 that is contingent upon the closing of the Business Combination. On August 10, 2022, the Company recorded the $500,000 nonrefundable cash fee within accrued expenses on the balance sheet and as placement services fee expense on the statements of operations. The Company has not incurred any amounts related to the $450,000 cash fee as of June 30, 2023 and payment of such amounts are contingent upon the closing of the Business Combination.
Consulting Agreement
In June 2022, the Company entered into a consulting agreement. During the term of the agreement, the consultant (“Consultant”) will advise the Company concerning matters related to qualifying business combinations, including services such as de-SPAC readiness assessment, post transaction close preparation advisory, the overall capital markets climate related to global macroeconomic conditions, world leading exchanges, potential competitors, and general advice with respect to the business. The Company will pay the Consultant compensation in the form of $15,000 per month. Upon closing of an initial business combination, the Company will pay the Consultant a one-time success fee cash bonus of $25,000. Additionally, at the successful close of a business combination, the Company will pay a cash bonus of $50,000 if certain criteria are met for redemptions. Payment to the Consultant for any cash bonus fee is dependent upon the closing of an initial business combination. In November 2022, the Company terminated the agreement with the Consultant in accordance with the terms of the agreement. For the three and six months ended June 30, 2023 and, 2022, the Company incurred $0, under this agreement, of which $0 and $15,000 remained payable and was accrued for within accounts payable as of June 30, 2023 and December 31, 2022, respectively.
Note 6.   STOCKHOLDERS’ DEFICIT
On February 23, 2022, the Company adopted the Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”). Under the Certificate of Incorporation, the total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 111,000,000 shares, consisting of (a) 110,000,000 shares of common stock (the “Common Stock”), including (i) 100,000,000 shares of Class A common stock (the “Class A Common Stock”), and (ii) 10,000,000 shares of Class B common stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).
In connection with the Special Meeting where stockholders approved of the Charter Amendment Proposal, stockholders properly elected to redeem an aggregate of 14,852,437 shares of Class A Common Stock at a redemption price of approximately $10.38 per share (the “Redemption”), for an aggregate redemption amount of $154,152,327. Following the Redemption, $84,562,944 remained in the Company’s trust account (the “Trust Account”), not including any Extension Payments.
Preferred stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At June 30, 2022 and December 31, 2022, there were no shares of preferred stock issued or outstanding.
Class A common stock — The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each common share. At June 30, 2023 and December 31, 2022, there were 890,000 shares of Class A common stock issued or outstanding, excluding 8,147,563 and 23,000,000 shares of Class A common stock issued and outstanding subject to possible redemption, respectively.
Class B common stock — The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. On August 17, 2021, our sponsor purchased an aggregate of 5,750,000 shares of the Company’s Class B common stock for an aggregate purchase price of $25,000 or approximately $0.004 per share (the “Founder Shares”). On February 7, 2022, we effected a 1:1.33333339 stock split of our Class B common stock, resulting in our initial stockholders holding 7,666,667 Founder Shares as of June 30, 2023 and December 31, 2022. All share and per-share amounts have been retroactively restated to reflect the stock split.
With respect to any matter submitted to a vote of our stockholders, including any vote in connection with a Business Combination, except as required by law, holders of our Founder Shares and holders of our Public Shares will vote together as a single class, with each share entitling the holder to one vote.

The shares of Class B common stock will automatically convert into Class A common stock at the time of Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which Class B common stock shall convert into Class A common stock will be adjusted (unless the holders of a majority of the outstanding Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A common stock issuable upon conversion of all Class B common stock will equal, in the aggregate, on an as-converted basis, 25% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination, excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination and excluding any private placement-equivalent shares and warrants underlying units issued to our Sponsor, its affiliates or any member of our management team upon conversion of Working Capital Loans.
Rights — Each holder of a right will automatically receive one-tenth (1/10) of one share of Class A common stock upon consummation of a Business Combination, even if the holder of a right redeemed all shares held by him, her or it in connection with a Business Combination or an amendment to the Company’s Certificate of Incorporation with respect to its pre-business combination activities. In the event that the Company will not be the surviving company upon completion of a Business Combination, each holder of a right will be required to affirmatively exchange his, her or its rights in order to receive the one-tenth (1/10) of a share underlying each right upon consummation of the Business Combination.
The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Delaware law. As a result, the holders of the rights must hold rights in multiples of 10 in order to receive shares for all of the holders’ rights upon closing of a Business Combination. If the Company is unable to complete an initial Business Combination by the Termination Date and the Company redeems the Public Shares for the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.
Warrants — Each whole warrant entitles the registered holder to purchase one whole share of Class A common stock at a price of $11.50 per share, subject to adjustment, at any time commencing 30 days after the completion of the initial Business Combination. The warrants will expire five years after the completion of the initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial Business Combination, the Company will use its commercially reasonable efforts to file a post-effective amendment to the registration statement or a new registration statement with the SEC covering the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the warrants, and the Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of the initial Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to the shares of Class A common stock until the warrants expire or are redeemed, as specified in the warrant agreement; provided that if the shares of Class A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the warrants, multiplied by the excess of the “fair market value” (defined below) less the exercise price of the warrants by (y) the fair market value. The “fair market value” as used in this paragraph shall mean the volume weighted average price of the Class A common stock for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.
Redemption of warrants when the price per share of Class A common stock equals or exceeds $18.00.
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described herein with respect to the Private Warrants):

•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
provided that the reference value of the Class A common stock equals or exceeds $18.00 per share; and

•
either there is an effective registration statement covering the issuance of the shares of Common Stock issuable upon exercise of the Public Warrants, and a current prospectus relating thereto, available throughout the 30-day redemption period; or

•
the Company has elected to require the exercise of the Public Warrants on a “cashless basis”.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per common stock (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above under “— Redemption of warrants when the price per share of Class A common stock equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants may be exercised for cash or on a “cashless basis”, the Private Warrants and the Class A common stock issuable upon exercise of the Private Warrants may be subject to certain transfer restrictions, and the Private Warrants are not redeemable at the option of the Company. The Private Warrants shall not become Public Warrants as a result of any transfer of the Private Warrants, regardless of the transferee.
If a tender offer, exchange or redemption offer shall have been made to and accepted by the holders of the Class A common stock and upon completion of such offer, the offeror owns beneficially more than 50% of the outstanding shares of Class A Common Stock, the holder of the warrant shall be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if such warrant had been exercised, accepted such offer and all of the Class A common stock held by such holder had been purchased pursuant to the offer. If less than 70% of the consideration receivable by the holders of the Class A common stock in the applicable event is payable in the form of common equity in the successor entity that is listed on a national securities exchange or is quoted in an established over-the-counter market, and if the holder of the warrant properly exercises the warrant within thirty days following the public disclosure of the consummation of the applicable event by the Company, the warrant price shall be reduced by an amount equal to the difference (but in no event less than zero) of (i) the warrant price in effect prior to such reduction minus (ii) (A) the Per Share Consideration (as defined in the warrant agreement) minus (B) the value of the warrant based on the Black-Scholes Warrant Value for a Capped American Call on Bloomberg Financial Markets.
NOTE 7.   INCOME TAX
During the six months ended June 30, 2023 and 2022, the Company recorded a tax provision of $631,913 and $49,362, respectively. The effective tax rate for the six months ended June 30, 2023 and 2022 was 16.36% and 7.44%, respectively. The Company’s effective tax rate differs from the statutory income tax rate of 21.0% primarily due to the change in valuation allowance against deferred tax assets.
The Company has evaluated the positive and negative evidence bearing upon its ability to realize its deferred tax assets, which primarily consist of net operating loss carryforwards. The Company has considered its history of cumulative net losses, estimated future taxable income and prudent and feasible tax planning strategies and has concluded that it is more likely than not that the Company will not realize the benefits of its deferred tax assets. As a result, as of June 30, 2023, the Company has recorded a full valuation allowance against its net deferred tax assets.
NOTE 8.   FAIR VALUE MEASUREMENTS
Cash and marketable securities held in the Trust Account must be recorded on the balance sheet at fair value and are subject to re-measurement at each balance sheet date. With each re-measurement, the valuations will be adjusted to fair value, with the change in fair value recognized in the Company’s statements of operations.
The following table presents the fair value information, as of June 30, 2023, of the Company’s financial assets that were accounted for at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. The Company’s marketable securities held in the Trust Account are based on dividend and interest income and market fluctuations in the value of invested marketable securities, which are considered observable. The fair value of the marketable securities held in trust is classified within Level 1 of the fair value hierarchy.
The following table sets forth by level within the fair value hierarchy the Company’s assets and liabilities that were accounted for at fair value on a recurring basis:
As of June 30, 2023	Level 1	Level 2	Level 3
Assets
Marketable securities held in trust account	$84,940,910	$—	$—
As of December 31, 2022	Level 1	Level 2	Level 3
Assets
Marketable securities held in trust account	$235,586,028	$—	$—
Financial assets and liabilities not measured at fair value are recorded at carrying value, which approximates fair value due to their short-term nature. The tables below represent the carrying value, fair value and fair value hierarchy category of certain financial assets and liabilities that are not recorded at fair value in the Company’s condensed consolidated balance sheets for the periods. The promissory notes with related parties are classified as Level 2 measurements as the inputs underlying the conversion options would largely be driven by the fair value of Class A common stock and Public Warrants for which quoted prices are observable in active markets.

As of June 30, 2023	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Liabilities
Promissory note – related party	$1,006,170	$1,006,170	$—	$1,006,170	$—
As of December 31, 2022	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Liabilities
Promissory note – related party	$806,170	$806,170	$—	$806,170	$—
NOTE 9.   SUBSEQUENT EVENTS
On July 24, 2023, the Company and Alternus (together with the Company the “Parties”) entered into a letter agreement (the “Letter Agreement”), which, among other things, provided for the general terms of the non-redemption incentive (the “Non-redemption Incentive”) to be offered to stockholders of the Company in connection with the forthcoming special meeting to be held by the Company for the purpose of voting on a proposal to approve a business combination as well as certain acknowledgements and waivers of provisions of the Business Combination Agreement, as amended by the First Amendment.
On August 8, 2023, the Company issued a $650,000 promissory note with the Sponsor to fund additional working capital requirements (the “Second WC Note”). The Second WC Note is non-interest bearing and payable on the date which the Company consummates its initial Business Combination. The Sponsor may elect to convert all or any portion of the outstanding principal amount of the Second WC Note into that number of units (the “Conversion Units”) equal to: (i) the portion of the principal amount of the Second WC Note being converted, divided by (ii) $10.00 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction related to the Common Stock occurring after the date hereof), rounded up to the nearest whole number. Each Conversion Unit shall consist of one Class A common stock (the “Common Stock”) and one-half of one warrant (the “Conversion Warrants”) and have the same terms and conditions as the private placement units issued by the Company to the Sponsor pursuant to a private placement, as described in the Company’s Annual Form 10-K for the year ended December 31, 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
Alternus Energy Group Plc
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Alternus Energy Group Plc and Subsidiaries (‘the Company’) as of December 31, 2022 and 2021 and the related consolidated statements of operations and comprehensive income/loss, consolidated statements of changes in shareholders’ equity/(deficit), and consolidated statements of cash flows for each of the years in the two-year period ended December 31, 2022 and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Explanatory Paragraph Regarding Going Concern
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in note 2, the Company has a significant working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. The Company announced that its wholly owned subsidiary, Solis Bond Company Dac is in breach of three financial covenants under Solis Bond terms and at the date of this opinion has been granted a temporary waiver until 30 June 2023. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (‘PCAOB’) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Mazars
We have served as the Company’s auditor since 2022.
Mazars
Dublin, Ireland
April 13, 2023

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2022 and 2021
(in thousands, except share and per share data)
	Year Ended December 31,
	2022	2021
ASSETS
Current Assets
Cash and cash equivalents	$2,987	$18,027
Accounts receivable, net	5,916	4,677
Unbilled energy incentives earned	4,954	3,139
Prepaid expenses and other current assets	4,409	2,039
Taxes recoverable	1,876	5,461
Total Current Assets	20,142	33,343
NON-CURRENT ASSETS
Property and equipment, net	161,793	160,358
Right of use asset	9,700	—
Goodwill	1,758	1,903
Restricted cash	6,598	8,554
Other receivable	1,272	2,045
Capitalized development cost and other long-term assets	7,266	3,286
Total Assets	$208,529	$209,489
LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	$14,438	$12,441
Accrued liabilities	9,884	5,292
Taxes payable	1,135	1,734
Deferred income	4,954	3,139
Right of asset liability – short term	556	—
Convertible and non-convertible promissory notes, net	17,296	1,659
Total Current Liabilities	48,263	24,265
Green bonds	149,481	147,238
Convertible and non-convertible promissory notes, net	21,281	20,769
Right of asset liability – long term	8,872	—
Asset retirement obligations	1,461	625
Total Liabilities	$229,358	$192,897
Shareholders’ Equity/(Deficit)
Common stock, $0.012 par value, 100,000,000 authorized as of December 31, 2022 and 2021; 26,365,738 issued and outstanding as of December 31, 2022 and 26,335,738 issued and outstanding as of December 31, 2021	$305	$305
Additional paid in capital	52,006	51,943
Foreign Currency Translation Reserve	(612)	588
Accumulated deficit	(72,028)	(36,228)
Non-controlling interest	(500)	(16)
Total Shareholders’ Equity (Deficit)	$(20,829)	16,592
Total Liabilities and Shareholders’ Deficit	$208,529	$209,489
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME/ (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands, except share and per share data)
	Year Ended December 31,
	2022	2021
Revenues	$32,526	$21,393
Operating Expenses:
Cost of revenues	(9,224)	(7,165)
Selling, general and administrative	(11,139)	(7,525)
Depreciation, amortization, and accretion	(7,157)	(5,382)
Fixed asset impairment loss	—	(4,171)
Development Cost	(23,925)	—
Total operating expenses	$(51,445)	$(24,243)
Income/(Loss) from operations	(18,919)	(2,850)
Other income/ (expense):
Interest expense	(17,437)	(16,930)
Other income	1,275	2,995
Other expenses	(1,059)	(1,630)
Loss on disposal of asset	(139)
Total other expense	$(17,360)	$(15,565)
Loss before provision for income taxes	(36,279)	(18,415)
Income taxes	(5)	(518)
Net loss	$(36,284)	$(18,933)
Net loss attributable to non-controlling interest	(484)	(178)
Net loss attributable to Alternus Energy Group	$(35,800)	(18,755)
Basic and diluted loss per share	$(1.36)	$(0.87)
Weighted average shares outstanding:
Basic and Diluted shares	26,360,231	21,612,271
Comprehensive loss:
Net loss	(36,284)	(18,933)
Foreign currency translation adjustment	(1,200)	682
Comprehensive loss	$(37,484)	$(18,251)
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY/ (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021 (Restated)
(in thousands, except share amounts)
	Class A Common stock		Paid-In Capital	Foreign Currency Translation Reserve	Accumulated Deficit	Total Shareholders’ Equity	Non- Controlling Interest	Total
	Shares	Amount
December 31, 2020	9,810,454	$118	$15,681	$(94)	$(17,473)	$(1,768)	$—	$(1,768)
Conversion of notes	295,920	3	925	—	—	928	—	928
Unisun acquisition NCI							162	162
Sale of Class A common stock	16,136,364	183	35,130	—	—	35,313	—	35,313
Issuance of share – Unisun	50,000	1	151	—	—	152	—	152
Employee stock options	43,000	—	56	—	—	56	—	56
Foreign currency translation adjustment	—	—	—	682	—	682	—	682
Net Loss	—	—	—	—	(18,755)	(18,755)	(178)	(18,933)
Balance at December 31, 2021	26,335,738	$305	$51,943	$588	$(36,228)	$16,608	$(16)	$16,592
Issuance of shares for services	30,000	—	63	—	—	63	—	63
Foreign currency translation adjustment	—	—	—	(1,200)	—	(1,200)	—	(1,200)
Net Loss	—	—	—	—	(35,800)	(35,800)	(484)	(36,283)
Balance at December 31, 2022	26,365,738	$305	$52,006	$(612)	$(72,028)	$(20,329)	$(500)	$(20,829)
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021
(in Thousands)
	Year Ended December 31,
	2022	2021
Net loss	$(36,284)	$(18,933)
Adjustments to reconcile net loss to net cash used in operations
Depreciation, amortization and accretion	7,157	5,382
Non-cash right of use asset amortization	876	—
Amortization of debt discount	4,394	4,241
(Gain)/Loss on Disposal of assets	139	(862)
Intercompany write offs	—	(53)
Stock compensation costs, directors and officers	63	419
Fixed asset impairment loss	—	4,171
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable and other short-term receivables	531	(11,656)
Prepaid expenses and other assets	(1,597)	1,856
Accounts payable and accrued liabilities	7,805	7,111
Operating lease liabilities	(932)	—
Net Cash used in Operating Activities	$(17,848)	$(8,324)
Cash Flows from investing Activities:
Capital expenditures	(7,448)	(10,754)
Payments to acquire renewable energy facilities from third parties, net of cash acquired	(12,204)	(116,333)
Cash paid for development of assets	(3,979)	—
Acquisition of subsidiary	—	(396)
Net Cash Used in Investing Activities	$(23,631)	$(127,483)
Cash Flows from Financing Activities:
Proceeds from issuance of Class A common stock	—	35,312
Payments of debt principal, senior debt	(4,123)	(41,827)
Proceeds from debt, senior debt	31,107	168,757
Payments on capital leases – principal	—	(1,010)
Net Cash Provided by Financing Activities	$26,984	$161,232
Effect of exchange rate on cash	(2,501)	(592)
Net decrease in cash, cash equivalents and restricted cash	$(16,996)	$24,833
Cash, cash equivalents, and restricted cash beginning of the year	26,581	1,748
Cash, cash equivalents, and restricted cash end of the year	$9,585	$26,581
Cash Reconciliation
Cash and cash equivalents	2,987	18,027
Restricted cash	6,598	8,554
Cash, cash equivalents, and restricted cash end of the year	$9,585	$26,581
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED SUPPLEMENTAL STATEMENT OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021 (Restated)
(in thousands)
	Year Ended December 31,
Supplemental Cash Flow Disclosure	2022	2021
Cash paid during the period for:
Interest	6,265	11,147
Taxes	817	—
Non-cash investing and financing transaction
Conversion of debt to equity	—	1,133
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
1.
Organization and Formation

Alternus Energy Group Plc (“we”, “ALTN” or the “Company” and together with its consolidated subsidiaries, the “Group”) was incorporated in Dublin, Ireland on January 31, 2019 under the name Alternus Energy International Limited. On October 20, 2020 the Company re-registered as a Plc and changed its name to Alternus Energy Group Public Limited Company.
The Company is a former subsidiary of the previous parent company of the Group, Alternus Energy Inc. On December 2, 2020, the Group completed the last step of a reorganization, which resulted in the Company becoming the parent company of the Group (the “Reorganization”). The Reorganization included the following main steps:
•
Alternus Energy International Ltd registered as an Irish Plc and changed its name to Alternus Energy Group Plc (previously defined as the “Company”);

•
The Company incorporated Solis Bond Company, a Designated Activity Company (“Solis Bond Company DAC”);

•
Alternus Energy Inc. (US) merged with and became a subsidiary of Altam Inc., a U.S.-based entity;

•
Alternus Energy Inc. spun out Alternus Energy Plc to the existing shareholders of Altam Inc. in a 1:1.5 share dividend transaction; and

•
In a 1:4.5 share exchange transaction, Altam Inc. shareholders exchanged their shares for a pro-rata number of shares of Alternus Energy Group Plc, thus becoming a subsidiary of the Alternus Energy Group Plc as it became the surviving parent company.

The impact of the Reorganization has been retroactively reflected in the Company’s financial statements as of the earliest period presented and is utilized for calculating earnings per share in all periods presented.
Consolidated subsidiaries as of December 31, 2022 are as follows:
Solis Bond Company Designated Activity Company (DAC)
In October 2020, a new wholly owned subsidiary, Solis Bond Company DAC, was incorporated in Ireland to issue a series of bonds and hold the Group’s European operating companies that are financed through those bonds. The SPV was incorporated with the purpose of facilities management and bond issuance for the Group. During the quarter ended March 31, 2021, Solis refinanced its Italian, Netherlands, and Romanian operating companies: PC-Italia-02 SpA, CTS Power 2 S.R.L., CIC Rooftop 2 S.R.L., SPV White One S.R.L., CIC RT Treviso S.R.L., Zonnepark Rilland B.V., FRAN Energy Investments S.R.L., and Power Clouds S.R.L. Also, during the quarter ended March 31, 2021, Solis acquired 100% of the share capital of the following Romanian companies: Ecosfer Energy S.R.L., Lucas EST S.R.L. During the quarter ended March 31, 2021, Solis acquired 100% of the share capital of another Italian company, Solarpark Serre 1 S.R.L. Subsequently, in April 2021, Solis acquired 100% of the share capital of another Romanian company, LJG Green Source Energy Beta S.R.L. In May 2021, Solis refinanced another Italian subsidiary, Sant”Angelo Energia S.R.L. and in June of 2021, Solis acquired 100% of the share capital of the following Italian companies: KKSOL S.R.L., Petriolo Fotovoltaica S.R.L., MABI S.R.L. and BIMA S.R.L. In August of 2021, Solis acquired 100% of the share capital of a Polish company, Solarpark Samas Sp. Z.O.O. In March of 2022, Solis acquired 3 additional Polish companies: RAO1 Sp. Z.o.o., Gardno Sp. Z.O.O. and Gardno 2 Sp. Z.O.O. In December 2021, Solis acquired 100% of the share capital of two additional Polish companies Elektrownia PV Komorowo Sp. Z.O.O and PV Zachod Sp. Z.O.O.
PC-Italia-03 S.R.L.
In July 2020, a new wholly owned subsidiary in Italy, PC-Italia-03 S.R.L., was incorporated. This company was incorporated to acquire Italian special purpose vehicles, power plants and/or other assets located in Italy. During the quarter ended March 31, 2021, this company completed the acquisition of 100%

of the share capital of two Italian SPVs, KKSOL S.r.l. and Petriolo Fotovoltaica S.R.L. During the quarter ended June 30, 2021, this company completed the acquisition of 100% of the share capital of two Italian SPVs, MABI S.r.l. and BIMA S.r.l. During the six months ended June 30, 2021 the 4 SPVs owned by PC-Italia-03 were transferred to Solis Bond Company DAC as part of Solis’s bond financing. In July and August 2021, PC-03 acquired 100% of the shares of 2 Italian entities Risore Solari 1 S.R.L and Risore Solari III S.R.L respectively, with the purpose of developing solar parks. As of December 2022, PC-Italia-03 S.R.L. is held directly by AEG MH 02 Limited, which owns all of our entities used for the development of solar parks (more details of AEG MH 02 are described below).
AEG MH 02 Limited
In March 2022, AEG MH 02 Limited was incorporated. This company was incorporated to own, finance and support our development assets and entities, as follows: .AED Italia-01 S.R.L., AED Italia-02 S.R.L.; AED Italia-03 S.R.L.; AED Italia-04 S.R.L.; AED Italia-05 S.R.L.; AED Italia-06 S.R.L.; AED Italia-07 S.R.L.; AED Italia-08 S.R.L.; PC-Italia-01 S.R.L., PC-Italia-03 S.R.L., PC-Italia-04 S.R.L., Risorse Solari I S.R.L., Risorse Solaris III, S.R.L., Altnua Limited, Alt Spain Holdco S.L.U., Alternus Iberia S.L. and indirectly owns Alt Spain 02 S.L.U, Alt Spain 03 S.L.U. and Alt Spain 04 S.L.U.
Unisun Energy Holding B.V
In April 2021, Alternus Energy Group acquired 60% of the share capital in Unisun Energy Holding B.V. (Unisun), a Netherlands based developer, engineering, procurement and construction (EPC) and operations and maintenance (O&M) service provider of renewable energy solutions across Europe. Unisun owns 100% of the following special purpose vehicles and other holding and operating companies in the Netherlands: Unisun Energy B.V., UPER Energy Europe B.V., Unisun Energy Poland Investment B.V. and Blue Sky Energy I B.V.
Alternus Energy Americas Inc.
In May 2021, a new wholly owned subsidiary in the U.S. was incorporated, named Alternus Energy Americas Inc. (AEA). This company was incorporated to support the finance and legal functions for the group. AEA also owns 100% of the following special purpose vehicles and other holding and operating companies in the United States: ALT US 01 LLC, ALT US 02 LLC, ALT US 03 LLC and ALT US 04 LLC and indirectly owns Lightwave Renewables, LLC and Walking Horse Solar, LLC.
Altnor AS
In August 2021, a new wholly owned holding company in Norway was incorporated. Altnor was dissolved in November 2022.
AEG MH 01 Limited
In March 2022, a new wholly owned subsidiary in Ireland was incorporated to support EPC for the group. AEG MH 01 Limited owns the following other holding companies which were incorporated to facilitate the use of the Deutsche Bank Facility: AEG MH 03 Limited, AEG JD 01 Limited and ALT POL HC 01 Sp. Z.o.o.
GHFG Limited
In September 2021, a new subsidiary in Ireland was incorporated, and is 55% owned by AEG.
Alternus Fundco Limited
In December 2022, a new wholly owned subsidiary in Ireland was incorporated to support the Group’s finance and legal functions.
ALTERNUS LUX 01 S.A.R.L.
In October 2022, a new wholly owned holding company in Luxembourg was incorporated to support the finance and legal functions of the group. ALTERNUS LUX 01 S.A.R.L. also owns AEG JD 03 Limited,

ALT GR 01, AEG MH 01 Limited and AEG MH 02 Limited, and all of those entities’ subsidiaries as well, as described above
In summary, Alternus Energy Group Plc is a holding company that operates through the following eighty operating subsidiaries as of December 31, 2022:
Subsidiary	Principal Activity	Date Acquired / Established	ALTN Ownership	Country of Operation
PCG_HoldCo GmbH	Holding Company	July 2018	100% (via Altam)	Germany
PCG_GP UG	General Partner (Management Company)	August 2018	100% (via PCG_HoldCo)	Germany
PSM 20 GmbH & Co KG	SPV	November 2018	100% (via PCG_HoldCo)	Germany
PSM 40 GmbH & Co KG	SPV	December 2018	100% (via PCG_HoldCo)	Germany
GRT 1.1 GmbH & Co KG	SPV	December 2018	100% (via PCG_HoldCo)	Germany
GRK 17.2 GmbH & Co KG	SPV	November 2018(Dissolved)	100% (via PCG_HoldCo)	Germany
ALTN HoldCo UG	SPV	December 2018	100% (via PCG HoldCo)	Germany
Solis Bond Company DAC	Holding Company	October, 2020	100% (via Alternus Lux 01 S.a.r.l.)	Ireland
Altnua Limited (f/k/a/ Alternus Energy Development Holding Limited)	Services Company	August 2021	100% (via AEG MH 02 Limited as of 15 June 2022)	Ireland
GHFG Limited	Holding Company	September 2021	55% (via AEG)	Ireland
AEG JD 01 Limited	Junior Debt Holding Company	March 2022	100% (via AEG MH 03 Limited)	Ireland
AEG JD 03 Limited	Junior Debt Holding Company	March 2022	100% (via Alternus LUX 01 S.a.r.l. as of 8 December 2022)	Ireland
AEG MH 01 Limited	Holding Company	March 2022	100% (via Alternus LUX 01 S.a.r.l)	Ireland
AEG MH 02 Limited	Holding Company	March 2022	100% (via AEG JD 03 Limited)	Ireland
AEG MH 03 Limited	Holding Company	June 2022	100% (via AEG MH 01 Limited)	Ireland
AEG JD 02 Limited (f/k/a/ Alternus Energy Construction Holding Limited AECHL)	Holding Company	September 2021	100% (via AEG)	Ireland

Subsidiary	Principal Activity	Date Acquired / Established	ALTN Ownership	Country of Operation
Alternus Fundco Limited	Funding Company	December 2022	100% (via AEG)	Ireland
PC-Italia-01 S.R.L.	Sub-Holding	May 2015	100% (via AE Europe)	Italy
PC-Italia-02 S.p.A.	SPV	September 2016	100% (via Solis)	Italy
Sant’Angelo Energia S.r.l.	SPV	May 2021	100% (via Solis)	Italy
CIC Rooftop 2 S.r.l.	SPV	April 24, 2019	100% (via Solis)	Italy
CIC RT Treviso S.r.l.	SPV	April 24, 2019	100% (via Solis)	Italy
SPV White One S.r.l.	SPV	April 24, 2019	100% (via Solis)	Italy
CTS Power 2 S.r.l.	SPV	April 30, 2019	100% (via Solis)	Italy
PC-Italia-03 S.R.L.	SPV	July 2020	100% (via AEG)	Italy
PC-Italia-04 S.R.L.	SPV	July 2020	100% (via AEG)	Italy
KKSOL S.R.L.	SPV	February 2021	100% (via Solis)	Italy
Petriolo Fotovoltaica S.r.l.	SPV	March 2021	100% (via Solis)	Italy
Solarpark Serre 1 S.R.L.	SPV	March 2021	100% (via Solis)	Italy
BIMA S.R.L.	SPV	March 2021	100% (via Solis)	Italy
MABI S.R.L.	SPV	June 2021	100% (via Solis)	Italy
Risore Solari I S.R.L	SPV	September 2019	100% (via PC03)	Italy
Risore Solari III S.R.L	SPV	August 2021	100% (via PC03)	Italy
AED Italia – 01 S.r. l	SPV	October 2021	100% (via AECHL)	Italy
AED Italia – 02 S.r. l	SPV	October 2021	100% (via AECHL)	Italy
AED Italia – 03 S.r. l	SPV	October 2021	100% (via AECHL)	Italy
AED Italia – 04 S.r. l	SPV	October 2021	100% (via AECHL)	Italy
AED Italia – 05 S.r. l	SPV	October 2021	100% (via AECHL)	Italy
AED Italia – 06 S.r. l	SPV	August 2022	100% (via AECHL)	Italy

Subsidiary	Principal Activity	Date Acquired / Established	ALTN Ownership	Country of Operation
AED Italia – 07 S.r. l	SPV	August 2022	100% (via AECHL)	Italy
AED Italia – 08 S.r. l	SPV	August 2022	100% (via AECHL)	Italy
Uper Energy Italia S.R.L	SPV	June 2022	100% (via Uper Energy Europe B.V.)	Italy
AE Europe B.V.	Holding Company	August 2016	100% (via Altam)	Netherlands
AEN 01 B.V.	SPV	June 13, 2019 (Dissolved in 2022)	100% (via Altam)	Netherlands
Zonnepark Rilland B.V.	SPV	December 20, 2019	100% (via Solis)	Netherlands
AEN 02 B.V.	SPV	July 2020 (Dissolved in 2021)	100% (via Altam)	Netherlands
Unisun Energy Holding B.V.	Holding Company	April 2021	60%* (via AEG)	Netherlands
Unisun Energy B.V.	SPV	April 2021	60%* (via AEG)	Netherlands
UPER Energy Europe B.V.	Services Company	April 2021	100% (via Unisun Energy Holding B.V.)	Netherlands
Unisun Energy Poland Investment B.V.	SPV	April 2021	100% (via Unisun Energy Holding B.V.)	Netherlands
Blue Sky Energy I B.V.	SPV	April 2021	100% (via AEG JD 02 Limited)	Netherlands
Altnor AS	Holding Company	August 2021 (Dissolved in November 2022)	100% (via AEG)	Norway
Solarpark Samas Sp. Z.O.O	SPV	May 2021	100% (via Solis)	Poland
Elektrownia PV Komorowo Sp. Z.O.O	SPV	December 2021	100% (via Solis)	Poland
PV Zachod Sp. Z.O.O	SPV	December 2021	100% (via Solis)	Poland
Alt POL HC 01 Sp. z.o.o	SPV	March 2022	100% (via AEG JD 01 Limited)	Poland
Uper Energy Poland SP.z.o.o	SPV	August 2022	100% (via Uper Energy Europe B.V.)	Poland
RA01 Sp. z o.o.	SPV	March 2022	100% (via Solis)	Poland
Gardno PV Sp. z o.o.	SPV	March 2022	100% (via Solis)	Poland

Subsidiary	Principal Activity	Date Acquired / Established	ALTN Ownership	Country of Operation
Gardno2 PV Sp. z o.o.	SPV	March 2022	100% (via Solis)	Poland
Power Clouds S.R.L.	SPV	March 31, 2015	100% (via Solis)	Romania
F.R.A.N. Energy Investment S.R.L.	SPV	March 31, 2015	100% (via Solis)	Romania
Lucas EST S.R.L.	SPV	March 2021	100% (via Solis)	Romania
Ecosfer Energy S.R.L..	SPV	March 2021	100% (via Solis)	Romania
LJG Green Source Energy Beta S.R.L.	SPV	May 2021	100% (via Solis)	Romania
Uper Energy Romania S.R.L.	SPV	February 2022	100% (via Uper Energy Europe B.V.)	Romania
Alternus Iberia S.L.,(f/k/a Alt Spain 01, S.L.U.)	SPV	August 2021	100% (via PC03)	Spain
Alt Spain Holdco, S.L.U.	Holding Company	July 2022	100% (via Altnua Limited)	Spain
Alt Spain 02, S.L.U	SPV	July 2022	100% (via Alt Spain HoldCo, S.L.U.	Spain
Alt Spain 03, S.L.U.	SPV	May 2022	100% (via Alt Spain HoldCo, S.L.U.)	Spain
Alt Spain 04, S.L.U.	SPV	May 2022	100% (via Alt Spain HoldCo, S.L.U.)	Spain
Altam Inc	Holding Company	October 2020	100% (via AEG)	USA
Alternus Energy Americas Inc.	Holding Company	May 2021	100% (via AEG)	USA
Alt US 01 LLC	SPV	December 2021	100% (via Alternus Energy Americas Inc)	USA
Alt US 02 LLC	Holding Company	March 2022	100% (via AEA)	USA
Alt US 03 LLC	SPV	May 2022	100% (via AEA)	USA
Alt US 04 LLC	Holding Company	September 2022	100% (via AEA)	USA
LightWave Renewables, LLC	SPV	June 2022	100% (via ALT US 02 LLC)	USA

Subsidiary	Principal Activity	Date Acquired / Established	ALTN Ownership	Country of Operation
ALT GR 01	Holding Company	October 2022	100% (via Alternus LUX 01 S.a.r.l.)	Greece
Alternus LUX 01 S.a.r.l.	Holding Company	October 2022	100% (via AEG)	Luxembourg

*
Non-controlling interest is not material

2.
Going Concern and management’s plans

Our consolidated financial statements for the year ended December 31,2022 identifies the existence of certain conditions that raise substantial doubt about our ability to continue as a going concern for twelve months from the issuance of this report:
The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying consolidated financial statements during the year ended December 31, 2022, the Company had net loss of $(36.2) million and a net loss of $(18.9) million for the year ended December 31, 2022 and 2021, respectively. The Company was in breach of three financial covenants under Solis’ Bond terms as of December 31, 2022, refer to Footnote 13 for more detail. The Company had accumulated shareholders’ equity/(deficit) of $(20.8) million and $16.6 million as of December 31, 2022 and December 31, 2021, respectively, and a working capital (deficit) of $(28.1) million as of December 31, 2022 compared to working capital of $9.1 million as of December 31, 2021 At December 31, 2022, the Company had $3 million of unrestricted cash on hand.
Our operating revenues are insufficient to fund our operations and our assets already are pledged to secure our indebtedness to various third party secured creditors, respectively. The unavailability of additional financing could require us to delay, scale back or terminate our acquisition efforts as well as our own business activities, which would have a material adverse effect on the Company and its viability and prospects.
The terms of our indebtedness, including the covenants and the dates on which principal and interest payments on our indebtedness are due, increases the risk that we will be unable to continue as a going concern. To continue as a going concern over the next twelve months, we must make payments on our debt as they come due and comply with the covenants in the agreements governing our indebtedness or, if we fail to do so, to (i) negotiate and obtain waivers of or forbearances with respect to any defaults that occur with respect to our indebtedness, (ii) amend, replace, refinance or restructure any or all of the agreements governing our indebtedness, and/or (iii) otherwise secure additional capital. However, we cannot provide any assurances that we will be successful in accomplishing any of these plans
In January 2021, the Company approved the issuance by one of its subsidiaries, Solis, of a series of 3-year senior secured green bonds in the maximum amount of $242 million (€200 million) with a stated coupon rate of 6.5% + EURIBOR and quarterly interest payments. The bond agreement is for repaying existing facilities of approximately $40 million (€33 million), and funding acquisitions of approximately $87.2 million (€72.0 million). The bonds are secured by the Solis Bond Company’s underlying assets. The Company raised approximately $125 million (€110.0 million) in the initial funding. In November 2021, Solis Bond Company DAC, completed an additional issue of $24 million (€20 million). The additional issue was completed at an issue price of 102% of par value, corresponding to a yield of 5.5%. The Company raised $11.13 million (€10 million) in March 2022 at 97% for an effective yield of 9.5%. In connection with the bond agreement the Company incurred approximately $11.8 million in debt issuance costs. The Company recorded these as a discount on the debt and they are being amortized as interest expense over the contractual period of the bond agreement. As of December 31, 2022 and 2021, there was $149.5 million and $147.2 million outstanding on the Bond.
As of December 31, 2022, the Company’s wholly owned subsidiary, Solis Bond Company DAC, was in breach of the three financial covenants under Solis’ Bond terms: (i) the minimum Liquidity Covenant that requires the higher of EUR 5.5 million or 5% of the outstanding Nominal Amount, (ii) the minimum Equity Ratio covenant of 25%, and (iii) the Leverage Ratio of NIBD/EBITDA to not be higher than 6.5 times for the year ended December 2021, 6.0 times for the year ended December 31, 2022 and 5.5 times for the period ending on the maturity date of the Bond, January 6, 2024. The Solis Bond carries a 3 months EURIBOR plus 6.5% per annum interest rate, and has quarterly interest payments, with a bullet payment to be paid on January 6, 2024. The Solis Bond is senior secured through a first priority pledge on the shares of Solis and its subsidiaries, a parent guarantee from Alternus Energy Group Plc, and a first priority assignment over any intercompany loans.
In April 2023 the bond holders approved a temporary waiver and an amendment to the bond terms to allow for a change of control in Solis (which allows for the transfer of Solis and its subsidiaries underneath Clean Earth Acquisitions Corp. on Closing). In addition, bondholders received a preference share in an Alternus Midco, which will hold certain development projects in Spain and Italy. The shares will have preference on any distribution from Midco to Alternus up to €10 million, and Midco will divest assets to ensure repayment of the €10 million should the bonds not have been fully repaid at maturity (January 6, 2024). Finally, bondholders will receive a 1% amendment fee, which equates to €1.4 million.
On June 5, 2023 the bondholders approved an extension to the waiver to September 30, 2023 and the bond trustee was granted certain additional information rights and the right to appoint half of the members of the board of directors of Solis, in addition to the members of the board appointed by Alternus. Under the waiver agreement, Solis must fully repay the Bonds by September 30, 2023. If Solis is unable to fully repay the Bonds by September 30, 2023, Solis’ bondholders have the right to immediately transfer ownership of Solis and all of its subsidiaries to the bondholders and proceed to sell Solis’ assets to recoup the full amount owed to the bondholders, which is currently €147,000,000 (approximately $158,000,000). If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated.
3.
Summary of Significant Accounting Policies

Basis of Presentation
The Consolidated Financial Statements include the Consolidated Balance Sheet, Consolidated Statements of Operations and Comprehensive Income (Loss), Consolidated Statements of Changes in Shareholders’ Equity/ (Deficit) and Consolidated Statements of Cash Flows of the Company and have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) from records maintained by the Company.
Certain monetary amounts, percentages, and other figures included elsewhere in these financial statements have been subject to rounding adjustments. Accordingly, figures shown as totals in certain tables may not be the arithmetic aggregation of the figures that precede them, and figures expressed as percentages in the text may not total 100% or, as applicable, when aggregated may not be the arithmetic aggregation of the percentages that precede them.
Basis of Consolidation
The consolidated financial statements as of December 31, 2022 and 2021 and for the years then ended include the financial statements of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The results of subsidiaries acquired or disposed of during the respective periods are included in the consolidated financial statements from the effective date of acquisition or up to the effective date of disposal, as appropriate. Ownership interests in subsidiaries represented by other parties are presented in the consolidated financial statements as activities and balances attributable to non-controlling interest.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods presented. Significant items subject to such estimates include, but are not limited to, the assumptions utilized in the valuation of the assets acquired and liabilities assumed, determine a business combination or asset acquisition , useful life of property and equipment, impairment of long-lived assets and recovery of capitalized cost. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustment when facts and circumstance dictate. These estimates are based on information available as of the date of financial statements; therefore, actual results could differ from these estimates.
Segments
The Company has one operating segment, and the decision-making group is the senior executive management team. The Company manages the segment by focusing on revenue and cost of revenue by country.
Cash and Cash Equivalents
The Company considers cash and highly liquid investments with original maturities of three months or less to be cash and cash equivalents. The Company maintains cash and cash equivalents with major financial institutions, the largest concentration in JP Morgan in the U.S, Ireland and Italy and with ING in Poland and the Netherlands. The Company may at times exceed federally insured limits or statutorily insured limits in a foreign jurisdiction. The Company periodically assesses the financial condition and due to the size and stability of the institutions believes the risk of loss to be remote.
Restricted Cash
Restricted cash relates to balances that are in the bank accounts for specific defined purposes and cannot be used for any other undefined purposes. Restricted cash is primarily restricted stemming from requirements under the Green Bond terms. The balance has a debt service reserve account, per the requirements from the Bond Trustee, that issues quarterly coupons to the Bond holders. There is an account that has the residual balance of bond tap that must be used for permitted acquisitions as per Green Bond terms. The balance also has an account for a bank guarantee in place for Poland and one acquisition related accounts in Italy and Romania that hold escrow balances.
Accounts Receivable
Accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment within that period. Accounts receivables are presented net of allowance for doubtful accounts. The Company establishes an allowance for doubtful customer accounts, if required, through a review of historical losses, specific customer balances, and industry economic conditions. Customer accounts are charged off against the allowance for doubtful accounts when management determines that the likelihood of eventual collection is remote. The Company extends credit based on an evaluation of customers’ financial condition and determines any additional collateral requirements. Exposure to losses on receivables is principally dependent on each customer’s financial condition. The Company considers invoices past due when they are outstanding longer than the stated term. Additionally, the Company monitors its exposure to credit losses and maintains allowances for anticipated losses. Management considers the carrying value of accounts receivable to be fully collectible. If amounts become uncollectible, they are charged to operations in the period in which that determination is made. At December 31, 2022 and 2021, there was no allowance for doubtful accounts recorded.
Concentration of Credit Risk
At times, the Company maintains cash balances in financial institutions which may exceed federally insured limits. The Company has not experienced any losses relating to such accounts and believes it is not exposed to significant credit risk on its cash and cash equivalents or restricted cash.

Economic Concentrations
The Company and its subsidiaries own and operate solar generating facilities installed on buildings and land located across Europe. Future operations could be affected by changes in the economy, other conditions in those geographic areas or by changes in the demand for renewable energy.
Property and Equipment
Property and equipment are stated at cost less accumulated depreciation, amortization and impairment. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Depreciation is computed on a straight-line basis over the estimated useful lives. The useful lives per asset class are as follows:
•
Solar Energy Facilities carry a useful life of the lesser of 35 years from the original placed in service date or the lease term of the land on which they are built.

•
Leasehold improvements are amortized over the shorter of the lease term or their estimated useful file.

•
Furniture and fixtures carry a useful life of 7 years.

•
Software and computer equipment carry a useful life of 7 years.

Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. Expenditures for maintenance and repairs, which do not materially extend the useful lives of assets, are charged to expense as incurred. Upon retirement, sale or other disposition of equipment, the cost and accumulated depreciation are removed from the respective accounts and a gain or loss, if any, is recognized in income/(loss) from operations in the Consolidated Statements of Operations and Comprehensive Income/(Loss) during the year of disposal. When the Company abandons the anticipated construction of a new solar energy facility during the development phase, costs previously capitalized to development in progress are written off at the parent company.
Goodwill
The Company reports goodwill that has been recorded in connection with the acquisition of businesses. Goodwill is not amortized, but instead is tested for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Goodwill is tested annually for impairment at the individual reporting unit level on October 1, or earlier upon the occurrence of certain events or substantive changes in circumstances. In assessing goodwill for impairment, the Company may elect to use a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more-likely-than-not that the fair value of the Company’s reporting units are less than their carrying amounts. If the Company determines that it is more likely than not that the fair value of its reporting units is less than their carrying amounts, no additional assessment is required, and no impairment is recognized. If the Company concludes an impairment is probable or elect not to perform the qualitative assessment, a quantitative impairment test is performed. If it is determined that an impairment has occurred, the Company adjusts the carrying value of goodwill and charges the impairment as an operating expense in the period the determination is made. The Company did not recognize any impairment of goodwill for the periods presented. Although the Company believes that goodwill is appropriately stated in the consolidated financial statements, changes in strategy or market conditions could significantly impact these judgments and require an adjustment to the recorded balance.
Impairment of Solar Energy Facilities
The Company reviews its investments in property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment is evaluated at the asset group level, which is determined based upon the lowest level of separately identifiable cash flows. When evaluating for impairment, if the estimated undiscounted cash flows from the use of the asset group are less than the asset group’s carrying amount, then the asset group is deemed to be impaired and is written down to its fair value. Fair value is determined by net realizable value of the assets using ASC 820. The amount of the impairment loss is equal to the excess of the asset group’s carrying value over its estimated fair value. During the year ended December 31, 2022 the Company recorded an impairment loss of $79 thousand in the Consolidated Statement of Operations and Comprehensive Income/(Loss) related to the 2021 write down for $4.2 million of certain assets that were held in construction in progress for which the Company no longer intended to complete and certain solar park assets for which there was a change in the Company future intended use. This impairment loss is included in Other Expense on the Consolidated Statement of Operations and Comprehensive Income/(Loss)
Deferred Financing Costs and Debt Discount Amortization
The Company incurs expenses related to debt arrangements. These deferred financing costs and debt discount costs are capitalized and amortized over the term of the related debt or revolving credit facilities and netted against the related debt.
Asset Retirement Obligations
In connection with the acquisition or development of solar energy facilities, the Company may have the legal requirement to remove long-lived assets constructed on leased property and to restore the leased property to its condition prior to the construction of the long-lived assets. This legal requirement is referred to as an asset retirement obligation (ARO). If the Company determines that an ARO is required for a specific solar energy facility, the Company records the present value of the estimated future liability when the solar energy facility is placed in service as an ARO liability. The discount rate used to estimate the present value of the expected future cash flows for the year ended December 31, 2022 and 2021 was 7.1 % and 6% respectively. The Company accretes the ARO liability to its future value over the solar energy facility’s useful life and records the related interest expense to amortization expense on the consolidated statement of operations. Solar facilities that require AROs are recorded as part of the carrying value of property and depreciated over the solar energy facility’s useful life.
Leases
In February 2016, the FASB established Topic 842, Leases, by issuing Accounting Standards Update (ASU) No. 2016-02, which requires lessees to recognize leases on-balance sheet and disclose key information about leasing arrangements. Topic 842 was subsequently amended by ASU No. 2018-01, Land Easement Practical Expedient for Transition to Topic 842; ASU No. 2018-10, Codification Improvements to Topic 842, Leases; and ASU No. 2018-11, Targeted Improvements. The new standard establishes a right-of-use model (ROU) that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases will be classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. A modified retrospective transition approach is required, applying the new standard to all leases existing at the date of initial application. The Company adopted the new standard on January 1, 2022 and used the effective date as our date of initial application. Consequently, financial information will not be updated and the disclosures required under the new standard will not be provided for dates and periods before January 1, 2022. The new standard provides a number of optional practical expedients in transition. We elected the ‘package of practical expedients’, which permits us not to reassess under the new standard our prior conclusions about lease identification, lease classification and initial direct costs.
The Company adopted ASC 842 as of January 1, 2022. Lease assets and liabilities are recognized based on the present value of the future lease payments over the lease term at the lease commencement date and are presented, on the consolidated statements of financial condition. The Company estimates its incremental borrowing rate based on information available at the commencement date in determining the present value of future payments. For additional information, see Note 14 — Leases.
Operating lease expense attributable to site leases is reported within cost of revenues in the Company’s Statement of Operations and Comprehensive Income/ (Loss); whereas lease expense attributable to all other operating leases is reported within selling, general, and administrative expense in the Company’s Statement of Operations and Comprehensive Income/ (Loss).

Revenue Recognition
The Company follows the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). The core principle underlying revenue recognition under ASC 606 is that revenue should be recognized as goods or services are transferred to customers in an amount that reflects the consideration to which the Company expects to be entitled. ASC 606 defines a five-step process to achieve this core principle. ASC 606 also mandates additional disclosure about the nature, amount, timing and uncertainty of revenues and cash flows arising from customer contracts, including significant judgments, and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.
The Company derives revenues through its subsidiaries from the sale of electricity and the sale of solar renewable energy credits (RECs) in Romania and guarantees of origin certificates (GoOs) in Poland. The Company receives Green Certificates based on the amount of energy produced in Romania. Energy generation revenue and solar renewable energy credits revenue are recognized as electricity generated by the Company’s solar energy facilities is delivered to the grid, at which time all performance obligations have been delivered. Revenues are based on actual output and contractual sale prices set forth its customer contracts.
The Company’s current portfolio of renewable energy facilities is generally contracted under long-term Country Renewable Programs (FIT programs) or Energy Offtake Agreements (PPAs/VPPAs) with creditworthy counterparties. Pricing of the electricity sold under these FITs and PPAs is generally fixed for the duration of the contract, although some of its PPAs have price escalators based on an index (such as the consumer price index) or other rates specified in the applicable PPA.
Disaggregated Revenues
The following table shows the Company’s revenues disaggregated by country and contract type:
	Year Ended December 31,
Revenue, by Country (in thousands)	2022	2021
	(in thousands)
Italy	$3,354	$3,665
Romania	13,710	13,964
Germany	201	187
Netherlands	4,528	1,340
Poland	10,709	2,237
United States	24	—
Total	$32,526	$21,393
	Year Ended December 31,
Revenue, by Offtake Type (in thousands)	2022	2021
	(in thousands)
Country Renewable Programs	$5,016	$4,133
Green Certificates	9,452	8,427
Energy Offtake Agreements	17,888	8,833
Other Revenue	170	—
Total	$32,526	$21,393
One customer represented 30% of revenues during the years ended December 31, 2022 and 2021. The revenues from this customer were $9.6 million and $6.4 million during the years ended December 31, 2022 and 2021 respectively. The company did not have any customers who represented more than 10% of accounts receivable as of December 31, 2022 and 2021.
Unbilled Energy Incentives Earned
The Company derives revenues from the sale of green certificates for the Romania projects. The green certificates revenues are recognized in the month they are generated by the solar project and registered with the local authority. The Company considers them unbilled at the end of the period if they have not been invoiced to a third party customer.
Cost of Revenue
Cost of revenue primarily consists of operations and maintenance expense, insurance premiums, property taxes and other miscellaneous costs associated with the operations of solar energy facilities. Costs are charged to expense as incurred.
Taxes Recoverable and Payable
The Company records taxes recoverable, when there has been an overpayment of taxes due to timing of the Value Added Tax (VAT) between vendors and customers. The VAT tax can also be offset against a Country’s income taxes where the VAT was registered.
Development Cost
Development cost are incurred when the Company abandons the development or acquisition of renewable energy projects. The Company depends heavily on government policies that support our business and enhance the economic feasibility of developing and operating solar energy projects in regions in which we operate or plan to develop and operate renewable energy facilities. The Company can decide to abandon a project if it becomes uneconomic due to various factors, for example, a change in market conditions leading to higher costs of construction, lower energy rates, or other factors that change the expected returns on the project. In addition, political factors or otherwise where governments from time to time may review their laws and policies that support renewable energy and consider actions that would make the laws and policies less conducive to the development and operation of renewable energy facilities. Any reductions or modifications to, or the elimination of, governmental incentives or policies that support renewable energy or the imposition of additional taxes or other assessments on renewable energy, could result in, among other items, the lack of a satisfactory market for the development and/or financing of new renewable energy projects, our abandoning the development of renewable energy projects, a loss of our investments in the projects and reduced project returns, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
Risks and Uncertainties
The Company’s operations are subject to significant risks and uncertainties including financial, operational, technological, and regulatory risks and the potential risk of business failure. See Note 2 regarding going concern matters.
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply-chain disruption. These events are highly uncertain and as such, the Company cannot determine their financial impact at this time.
On March 10, 2023 Silicon Valley Bank became the second largest bank failure to date. This was followed on March 12, 2023 by the failure of Signature Bank, the third largest bank failure in U.S history. These bank failures were the first two in a banking crises that included Credit Suisse and Deutsche, a bank that has extended a warehouse loan to the Company. The Company maintains cash balances in financial institutions which may exceed federally insured limits and is monitoring these events for both current and future liquidity.
Fair Value of Financial Instruments
The Company measures its financial instruments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:
Level 1 — Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Pricing inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date. Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Pricing inputs that are unobservable. Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable.
The Company holds various financial instruments that are not required to be measured at fair value. For cash and cash equivalents, restricted cash, accounts receivable, various debt instruments, prepayments and other current assets, accounts payable, accrued liabilities and other current liabilities, the carrying value approximated their fair values due to the short-term maturity of these instruments.
Business Combinations and Acquisition of Assets
The Company applies the definition of a business in ASC 805, Business Combinations, to determine whether it is acquiring a business or a group of assets. When the Company acquires a business, the purchase price is allocated to; (i) the acquired tangible assets and liabilities assumed, primarily consisting of solar energy facilities and land, (ii) the identified intangible assets and liabilities, primarily consisting of favorable and unfavorable rate Power Purchase Agreements (PPAs) and Renewable Energy Credit (REC) agreements, (iii) asset retirement obligations, (iv) non-controlling interest, and (v) other working capital items based in each case on their estimated fair values. The excess of the purchase price, if any, over the estimated fair value of net assets acquired is recorded as goodwill. The fair value measurements of the assets acquired, and liabilities assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs including, but are not limited to, estimates of future power generation, commodity prices, operating costs, and appropriate discount rates. These inputs required significant judgments and estimates at the time of the valuation. In addition, acquisition costs related to business combinations are expensed as incurred.
When an acquired group of assets does not constitute as a business, the transaction is accounted for as an asset acquisition. The cost of assets acquired, and liabilities assumed in asset acquisitions is allocated based upon relative fair value. The fair value measurements of the solar facilities acquired, and asset retirement obligations assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs include, but are not limited to, estimates of future power generation, commodity prices, operating costs, and appropriate discount rates. These inputs require significant judgments and estimates at the time of the valuation. Transaction costs incurred on an asset acquisition are capitalized as a component of the assets acquired.
The allocation of the purchase price directly affects the following items in the Company’s consolidated financial statements:
•
The amount of purchase price allocated to the various tangible and intangible assets, liabilities and non-controlling interests on the Company Balance Sheet,

•
The amounts allocated to all other tangible assets and intangibles are amortized to depreciation or amortization expense, with the exception of favorable and unfavorable rate land leases and unfavorable rate Operation and Maintenance (O&M) contracts which are amortized to cost of revenue; and

The period of time over which tangible and intangible assets and liabilities are depreciated or amortized varies, and thus, changes in the amounts allocated to these assets and liabilities will have a direct impact on the Company’s results of operations.

Income Taxes
Deferred taxes are determined using the asset and liability method; whereby, deferred tax assets are recognized for deductible temporary differences, operating loss and tax credit carry forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between the positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing-authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
As a result of the Tax Cuts and Jobs Act (TCJA) of 2017, the Company analyzed if a liability needed to be recorded for the deemed repatriation of undistributed earnings. It was determined that there is no outstanding liability associated with this based on overall negative undistributed earnings (accumulated deficit) in the consolidated foreign group. An additional provision of the TCJA is the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Company has elected to account for the impact of GILTI in the period in which the tax actually applies to the Company. During fiscal years 2022 and 2021, the Company had overall net foreign losses and thus, there was no impact on the US taxable income calculations.
The Company is an inverted Company and treated as a US entity for all US income tax purposes. As a result, the Company will be obligated to comply with all U.S. income tax obligations applicable to domestic entities. Accordingly, the income tax provision has been prepared consistent with that of a U.S. entity.
Stock-Based Compensation
The Company accounts for stock-based compensation in accordance with ASC 718. Stock-based compensation expense for equity instruments issued to employees and non-employees is measured based on the grant-date fair value of the awards. The fair value of each stock unit is determined based on the valuation of the Company’s stock on the date of grant. The fair value of each stock option is estimated on the date of grant using the Black-Scholes-Merton stock option pricing valuation model. The Company uses the simplified method for calculating the expected term of their options. The Company recognizes compensation costs using the straight-line method for equity compensation awards over the requisite service period of the awards, which is generally the awards’ vesting period. The Company accounts for forfeitures of awards in the period they occur.
Use of the Black-Scholes-Merton option-pricing model requires the input of highly subjective assumptions, including (1) the expected terms of the option, (2) the expected volatility of the price of the Company’s common stock, and (3) the expected dividend yield of our common stock. The assumptions used in the option-pricing model represents management’s best estimates. These estimates involve inherent uncertainties and the application of management’s judgments. If factors change and different assumptions are used, the Company’s stock-based compensation expense could be materially different in the future. Additional inputs to the Black-Scholes-Merton option-pricing model include the risk-free interest rate and the fair value of the Company’s common stock. The Company determines the risk-free interest rate by using the U.S. Treasury Rates of the same period as the expected term of the stock-option.
Net Loss Per Share
Net loss per share is computed pursuant to ASC 260, Earnings per Share. Basic net loss per share attributable to common shareholders is computed by dividing net loss attributable to common shareholders by the weighted average number of shares of common stock outstanding for the period. Diluted net loss per share attributable to common shareholders is computed by dividing net loss attributable to common shareholders by the weighted average number of shares of common stock outstanding for the period plus the number of ordinary shares that would have been outstanding if all potentially dilutive ordinary shares had been issued, using the treasury stock method or if-converted method, as applicable. Potentially dilutive shares related to stock options, warrants, and convertible notes were excluded from the calculation of diluted net loss per share due to their anti-dilutive effect due to losses in each period. The following table sets forth the outstanding potentially dilutive securities that have been excluded in the calculation of diluted net loss per share because their inclusion would be anti-dilutive:
	Year Ended December 31,
	2022	2021
Stock options granted and shares outstanding	26,365,738	26,335,738
Warrants	220,182	817,704
Total	26,585,920	27,153,442
Foreign Currency Transactions and Other Comprehensive Loss
Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which the Company operations, which is referred to as the functional currency. The functional currency of the Company’s foreign subsidiaries is typically the applicable local currency which is Romanian Lei (RON), Polish Zloty (PLN) or European Union Euros (EUR). Transactions denominated in foreign currencies are remeasured to the functional currency using the exchange rate prevailing at the balance sheet date for balance sheet accounts and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. Foreign currency gains or losses resulting from such remeasurement are included in the Consolidated Statement of Operations in the period in which they arise.
Transaction gains and losses are recognized in the Company’s Results of Operations based on the difference between the foreign exchange rates on the transaction date and on the reporting date. The Company had an immaterial net foreign exchange loss for the years ended December 31, 2022 and 2021.
The translation from functional foreign currency to United States Dollars (U.S. Dollar) is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. The effects of translating financial statements from functional currency to reporting currency are recorded in other comprehensive income. For the years ended December 31, 2022 and 2021 the increase/(decrease) in comprehensive loss related to foreign currency translation gains was ($145) thousand and $682 thousand, respectively.
Recent Accounting Pronouncements Not Adopted
In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments-Credit losses (Topic 326), subsequently amended by ASU 2020-2. This new guidance will change how entities account for credit impairment for trade and other receivables, as well as for certain financial assets and other instruments held at amortized cost. The update will replace the current incurred loss model with an expected loss model. Under the incurred loss model, a loss (or allowance) is recognized only when an event has occurred (such as a payment delinquency) that causes the entity to believe that a loss is probable (that is has been “incurred”). Under the expected loss model, a loss (or allowance) is recognized upon initial recognition of the asset that reflects all future events that may lead to a loss being realized, regardless of whether it is probable that the future event will occur. The incurred loss model considers past events and conditions, while the expected loss model includes expectations for the future which have yet to occur. ASU 2018-19 was issued in November 2018 and excludes operating leases from the new guidance. The standard will require entities to record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the guidance is effective. For public business entities that meet the definition of a U.S. Securities and Exchange (SEC) filer, the update is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an Emerging Growth Company, the standard is effective for the Company’s annual reporting period and interim periods beginning first quarter of 2023. The Company has adopted this standard as of January 1, 2023 and the adoption did not have a material impact on the condensed consolidated financial statements.
In August 2020, the FASB issued Accounting Standards Update 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815040). The ASU simplifies the accounting for certain financial instruments with characteristics of liabilities and equity. The FASB reduced the number of accounting models for convertible debt and convertible preferred stock instruments and made certain disclosure amendments to improve the information provided to users. In addition, the FASB amended the derivative guidance for the “own stock” scope exception and certain aspects of EPS guidance. For public business entities that meet the definition of a SEC filer, excluding entities eligible to be a smaller reporting company as defined by the SEC, the guidance is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. For all other entities, the guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company is currently evaluating the effect that the adoption of ASU 2020-06 will have on its consolidated financial statement and does not expect the ASU to have a material impact on the Company’s financial position or results of operations.
In October 2021, the FASB issued Accounting Standards Update 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. The ASU requires companies to apply ASC 606 to recognize and measure contract assets and contract liabilities from contracts with customers acquired in a business combination. The guidance generally will result in companies recognizing contract assets and contract liabilities at amounts consistent with those recorded by the acquiree immediately before the acquisition date. The guidance also clarifies that companies should apply the definition of a performance obligation in ASC 606 when recognizing contract liabilities assumed in a business combination. For public business entities, the guidance is effective for fiscal years beginning after December 15, 2022, including interim periods withing those fiscal years. For all other entities, the guidance is effective for fiscal years beginning after 15 December 2022 and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the effect the adoption of ASU 2021-08 will have on its consolidated financial statements.
4.
Business Combination and Acquisitions of Assets

The Company applies the definition of a business in ASC 805, Business Combinations, to determine whether it is acquiring a business or a group of assets. When the Company acquires a business, the purchase price is allocated to (I) the acquired tangible assets and liabilities assumed, primarily consisting of solar energy facilities and land, (ii) the identified intangible assets and liabilities, primarily consisting of favorable and unfavorable rate PPAs and REC agreements, (iii) asset retirement obligations, (iv) non-controlling interests, and (v) other working capital items based in each case on their estimated fair values. The excess of the purchase price, if any, over the estimated fair value of net assets acquired is recorded as goodwill. The fair value measurements of the assets acquired, and liabilities assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs include, but are not limited to, estimates of future power generation, commodity prices, operating costs, and appropriate discount rates. These inputs required significant judgments and estimates at the time of the valuation. In addition, acquisition costs related to business combinations are expensed as incurred.
There were no business combinations in 2022
Acquisition of RA01 Sp. Z.O.O.
On March 24, 2022, the Company acquired a solar park portfolio located in Poland from a third party for a total purchase price, net of cash received, of $1.1 million. The transaction was accounted for as an acquisition of assets, whereby the Company acquired $1 million of property and equipment and $0.1 million of other assets.

Acquisition of Gardno Sp. Z.O.O.
On March 24, 2022, the Company acquired a solar park portfolio located in Poland from a third party for a total purchase price, net of cash received, of $6.6 million. The transaction was accounted for as an acquisition of assets, whereby the Company acquired $6.4 million of property and equipment, and $0.2 million of other assets.
Acquisition of Gardno 2 Sp. Z.O.O.
On March 24, 2022, the Company acquired a solar park portfolio located in Poland from a third party for a total purchase price, net of cash received, of $4.4 million. The transaction was accounted for as an acquisition of assets, whereby the Company acquired $4.3 million of property and equipment, and $0.1 million of other assets.
5.
Accounts Receivables,

Accounts receivables relate to amounts due from customers for services that have been performed and invoices that have been sent. Unbilled energy incentives relate to services that have been performed for the customer but have yet to be invoiced. Accounts receivables, and unbilled energy incentives consist of the following at December 31:
	Year Ended December 31,
	2022	2021
	(in thousands)
Accounts receivable	$5,916	$4,677
Unbilled energy incentives earned	4,954	3,139
	$10,870	$7,816

6.
Prepaid Expenses and Other Current Assets

Prepaid and other current expenses generally consist of amounts paid to vendors for services that have not yet been performed. Accounts receivables, prepaid expenses and other current assets consist of the following at December 31
	Year Ended December 31,
	2022	2021
	(in thousands)
Prepaid expenses and other current assets	4,409	2,039
	$4,409	$2,039

7.
Property and Equipment, Net

As of December 31, 2022, the Company had $161.8 million of net investment in property and equipment, as outlined in the table below.

	Year Ended December 31,
	2022	2021
	(in thousands)
Solar energy facilities	$168,336	$153,399
Building	1,076	917
Land	497	527
Leasehold improvements	118	44
Software and computers	335	178
Furniture and fixtures	281	33
Asset retirement	1,345	588
Construction in progress	5,227	14,381
Total property and equipment	177,215	170,067
Less: Accumulated depreciation	(15,422)	(9,709)
	$161,793	$160,358
Depreciation and Amortization expense for the twelve months ended December 31, 2022 and 2021 was $7.2 million and $5.4 million respectively.
8.
Capitalized development cost and other long-term assets

Capitalized project costs are amounts paid to vendors that are related to the purchase and construction of solar energy facilities. Notes receivables and prepaids consist of amounts owed to the Company as well as amounts paid to vendors for services that have yet to be received by the Company. As of December 31, 2022 and 2021, the company had $8.5 million and $5.3 million of long-term assets as outlined in the table below:
	Year Ended December 31,
	2022	2021
	(in thousands)
Capitalized development cost and other long-term assets	$7,266	$3,286
Notes receivables and other long term prepaids	1,272	2,045
	$8,538	$5,331
Capitalized development cost relates to various projects that are under development for the period. As the Company closes either a purchase or development of new solar parks, these development costs are added to the final asset displayed in Property, and Equipment. If the company does not close on the prospective project, these cost are written off to Development Cost on the Consolidated Statement Operations and Comprehensive Income/(Loss). Refer to Note 18 for discussion of Development Cost in 2022.
Notes receivable and other long term prepaids relates to various notes outstanding, security deposits and various smaller prepayments issued for the period.
9.
Goodwill

There were no business combinations for the year ended December 31, 2022. In 2021 the Company’s goodwill balance increased relating to the Unisun business combination in April 2021, resulting in the acquisition of $0.7 million of goodwill. The goodwill was partially offset by foreign exchange loss of $104 thousand, resulting in a total balance of goodwill of $1.9 million. Goodwill activity consisted of the following during the years ended December 31, 2022 and 2021:

Activity
(in thousands)
Goodwill – Balance January 1, 2021	$1,350
Additions	657
Impairment	—
Foreign currency translation adjustment	(104)
Goodwill – Balance January 1, 2022	$1,903
Additions	—
Impairment	—
Foreign currency translation adjustment	(145)
Goodwill – December 31, 2022	$1,758

10.
Accounts Payable, Deferred Income

Accounts payable represent amounts owed to suppliers of goods and services that the Group has consumed through operations. Deferred income relates to income related to Green certificates from Romania that have been received but not sold. Accounts payable and deferred income consist of the following at December 31, 2022 and 2021:
	Year Ended December 31,
	2022	2021
	(in thousands)
Accounts payable	$14,438	$12,441
Deferred income	4,954	3,139
	$19,392	$15,580

11.
Accrued Liabilities

Accrued expenses relates various accruals for the entire group. Accrued interest represents the interest in debt not paid in 2022. Accrued liabilities consist of the following at December 31, 2022 and 2021:
	Year Ended December 31,
	2022	2021
	(in thousands)
Accrued expenses	$4,265	$2,181
Accrued interest	5,269	1,549
Other accrued	350	1,562
	$9,884	$5,292

12.
Taxes Recoverable and Payable

Taxes recoverable and payable consist of VAT taxes payable and receivable from various European governments through group transactions in these countries. Taxes recoverable consist of the following at December 31, 2022 and 2021:
	Year Ended December 31,
	2022	2021
	(in thousands)
Taxes recoverable	$1,876	$5,461
Less: Taxes payable	1,135	1,734
	$741	$3,727

13.
Green Bonds, Convertible and Non-convertible Promissory Notes

The following table reflects the total debt balances of the Company as December 31, 2022 and 2021:
	Year Ended December 31,
	2022	2021
	(in thousands)
Green bonds	$149,481	$147,238
Convertible debt, secured	9,609	10,193
Senior secured debt and promissory notes	33,500	20,261
Total debt	192,590	177,692
Less current maturities	(21,631)	(6,077)
Long term debt, net of current maturities	170,959	171,615
Less debt discount	(4,532)	(8,026)
Long term debt, net of debt discount	$166,427	$163,589
During the years ended December 31, 2022 and 2021, the Company incurred approximately $200 thousand and $4.5 million total in debt issuance costs respectively, related to the green bonds discussed below. The Company incurred immaterial debt issuance costs during the years ended December 31, 2022 and 2021 related to transactions other than the Green Bonds. Debt issuance costs are recorded as a debt discount, upon the close of the related debt transaction, in the Consolidated Balance Sheet. Interest expense stemming from amortization of debt discounts for the twelve months ended December 31, 2022 and 2021 was $4.4 million and $4.2 million, respectively.
Five-year debt maturities schedule:
(in thousands)	2023	2024	2025	2026	2027	Thereafter	Total
Gross Debt	$21,631	$161,688	$890	$890	$890	$6,601	$192,590
Total	$21,631	$161,688	$890	$890	$890	$6,601	$192,590
Related Party Convertible Note:
In December 2017, as subsequently amended in February 2019, the Company entered into a convertible note with VestCo Corp., an entity owned and controlled by the Company’s CEO. The Company executed a Securities Purchase Agreement with VestCo Corp. and issued a convertible note with a principal amount of $292 thousand due at maturity on February 12, 2021. The note contained a 15% original issue discount (OID) and a 0% stated interest rate. The note was secured behind a third-party accredited investor via a US Uniform Commercial Code (UCC) US UCC filing on all assets of the Company. The note provided the holder a call option right exercisable at the earlier of (1) December 31, 2020 or (2) the achievement of certain share price milestones on a national stock exchange. The note provided the Company a redemption right exercisable upon the achievement of certain share price milestones on a national exchange. The note was convertible, at any time at the option of the holder, at $0.20 per share. In conjunction with the issuance of the related party convertible note, the Company issued a warrant to purchase 619,522 shares of the Company’s Class A common stock, exercisable at $0.25 per share, pre stock split, with a 4-year term. The Company recorded a debt discount of $79 thousand related to the warrant that was amortized as interest expense over the term of the note. As of December 31, 2021, the principal outstanding balance was $236 thousand. The note was converted by issuing 70,920 shares in June 2021 at $3.21 per share.
Senior secured debt:
In December 2018, PSM 20 GmbH & Co KG entered into a senior secured loan with Sparkasse Bank in Germany. The loan relates to and is secured by the acquisition of 7 photovoltaic installations as part of the PSM 20 GmbH & Co KG acquisition with a stated interest rate of 2.10% and a term of 18 years. The loan matures in December 2036. The principal outstanding was $2.43 million as of December 31, 2020 PSM 20 loan was settled in December 2021 for $56 thousand cash and the transfer of the assets from the 7 photovoltaic installations.
In April 2018, PSM 40 GmbH & Co KG entered into a senior secured loan with GLS Bank in Germany for $2.5 million. The loan relates to and is secured by the acquisition of 6 photovoltaic installations as part of the PSM 40 GmbH & Co KG acquisition, with a stated interest rate of 2.0%, payments of principal and interest due monthly and a term of 18 years. This loan matures April 2036. GLS forgave this loan in consideration of selling the solar park to a third party. This transaction was completed in July 2022 and resulted in a $168 thousand loss on disposal of asset recognized on the Consolidated Statement of Operations and Comprehensive Income/(Loss).
In January 2020, GRT 1.1 GmbH entered into a senior secured loan of approximately $825 thousand with DKB Bank in Germany. The relates to and is secured by the acquisition of 1 photovoltaic installation as part of the GRT GmbH acquisition, with a stated interest rate of 2.05% and payments of principal and interest due quarterly. This loan matures in September 2039. The principal outstanding was $660 thousand and $721 thousand as of December 31, 2022 and 2021, respectively.
In January 2020, ALTN HoldCo UG entered into a construction financing loan with the opportunity to borrow up to $3.6 million from DKB Bank in Germany. During 2020 the Company made draws from the loan totaling $1.30 million. The loan relates to and is secured by the construction of 6 photovoltaic installations in Germany with a stated interest rate of 1.74%. This loan matures in September 2039. The principal outstanding was $1.23 million and $1.3 million as of December 31, 2022 and 2021, respectively.
Promissory Note:
On September 30, 2015, AEG Plc entered into an agreement as part of the transaction with World Global Assets Pte. Ltd. (WGA), in conjunction with the spin out of WRMT, $492 thousand was assigned to various third parties as non-convertible promissory notes, with stated interest rate of 7.5% and a maturity date of December 31, 2020. The holder agreed to extend the maturity date of the debt through December 2022 and the principal balance continues to accrue interest at a stated rate of 7.5%. The Company had principal outstanding of $102 thousand and $479 thousand as of December 31, 2022 and 2021, respectively.
In October 2018, in order to complete additional solar park acquisitions in Germany, one of the Company’s subsidiaries, Altam Inc., entered into a debt agreement with a third-party accredited investor, in connection with one of the Company’s indirect German subsidiaries, PCG_HoldCo UG (PCG). The debt carries a stated interest rate of 12%, with principal and interest due at maturity, and a term of 2 years. The principal outstanding was $3.8 million and $3.62 million as of December 31, 2022 and 2021, respectively. The debt is currently past due. The Company began accruing interest at the default interest rate of 18% in October 2020 and accrued additional interest penalties in 2021 and 2022.The penalty interest is included in the Accounts Payable.
Convertible Promissory Notes:
In March 2021, the Company approved the issuance of $10.2 million (€9 million) of secured convertible loan notes. The notes have a 3-year term, accrue annual interest at a 10% stated rate and require interest payments every six months during the term. The notes are secured by a floating charge security over all property and assets of the Company, excluding the AEG ownership of Solis Bond Company DAC. All outstanding principal plus a premium of 120% is due 3 years from the date of issuance. The Company is entitled, at its sole option, to prepay the notes at a reduced premium of 110% on the second anniversary of the issuance. Between August 31, 2021 and March 9, 2023, the holders have the option to convert up to a total of 50% of the principal amount of the notes into shares of the Company’s common stock at a price of $4.80 (€4.00) per share which would result in the issuance of 1,125,000 shares, if exercised. If at any time, the market price of the Company’s ordinary shares is greater than $8.80 (€8.00) per share for 30 consecutive trading days, the Company is entitled to prepay the notes at 110% premium for any unconverted capital. The principal balance outstanding was $9.6 million and $10.2 million at December 31, 2022 and 2021 respectively.

There were no conversions of debt to equity in 2022.
Other Debt:
In January 2021, the Company approved the issuance by one of its subsidiaries, Solis, of a series of 3-year senior secured green bonds in the maximum amount of $242 million (€200 million) with a stated coupon rate of 6.5% + EURIBOR and quarterly interest payments. The bond agreement is for repaying existing facilities of approximately $40 million (€33 million), and funding acquisitions of approximately $87.2 million (€72.0 million). The bonds are secured by the Solis Bond Company’s underlying assets. The Company raised approximately $125 million (€110.0 million) in the initial funding. In November 2021, Solis Bond Company DAC, completed an additional issue of $24 million (€20 million). The additional issue was completed at an issue price of 102% of par value, corresponding to a yield of 5.5%. The Company raised $11.13 million (€10 million) in March 2022 at 97% for an effective yield of 9.5%. In connection with the bond agreement the Company incurred approximately $11.8 million in debt issuance costs. The Company recorded these as a discount on the debt and they are being amortized as interest expense over the contractual period of the bond agreement. As of December 31, 2022 and 2021, there was $149.5 million and $147.2 million outstanding on the Bond.
As of December 31, 2022, the Company’s wholly owned subsidiary, Solis Bond Company DAC, was in breach of the three financial covenants under Solis’ Bond terms: (i) the minimum Liquidity Covenant that requires the higher of EUR 5.5 million or 5% of the outstanding Nominal Amount, (ii) the minimum Equity Ratio covenant of 25%, and (iii) the Leverage Ratio of NIBD/EBITDA to not be higher than 6.5 times for the year ended December 2021, 6.0 times for the year ended December 31, 2022 and 5.5 times for the period ending on the maturity date of the Bond, January 6, 2024. The Solis Bond carries a 3 months EURIBOR plus 6.5% per annum interest rate, and has quarterly interest payments, with a bullet payment to be paid on January 6, 2024. The Solis Bond is senior secured through a first priority pledge on the shares of Solis and its subsidiaries, a parent guarantee from Alternus Energy Group Plc, and a first priority assignment over any intercompany loans.
In April 2023 the bond holders approved a temporary waiver and an amendment to the bond terms to allow for a change of control in Solis (which allows for the transfer of Solis and its subsidiaries underneath Clean Earth Acquisitions Corp. on Closing). In addition, bondholders received a preference share in an Alternus Midco, which will hold certain development projects in Spain and Italy. The shares will have preference on any distribution from Midco to Alternus up to €10 million, and Midco will divest assets to ensure repayment of the €10 million should the bonds not have been fully repaid at maturity (January 6, 2024). Finally, bondholders will receive a 1% amendment fee, which equates to €1.4 million.
On June 5, 2023 the bondholders approved an extension to the waiver to September 30, 2023 and the bond trustee was granted certain additional information rights and the right to appoint half of the members of the board of directors of Solis, in addition to the members of the board appointed by Alternus. Under the waiver agreement, Solis must fully repay the Bonds by September 30, 2023. If Solis is unable to fully repay the Bonds by September 30, 2023, Solis’ bondholders have the right to immediately transfer ownership of Solis and all of its subsidiaries to the bondholders and proceed to sell Solis’ assets to recoup the full amount owed to the bondholders, which is currently €147,000,000 (approximately $158,000,000). If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated.
In April 2021, the Company acquired 60% of the share capital of a Netherlands company, Unisun Energy Holding B.V. Unisun owns a building with an outstanding mortgage loan of $488 thousand (€432 thousand) as of December 31, 2022. The mortgage loan on the building carries an interest rate of 6.5%, principal and interest is due monthly through December 2039.
In August 2021, the Company’s subsidiary, Blue Sky Energy, entered into an agreement with ING Bank, Netherlands for financing the Rotterdam Airport Project for approximately $9.5 million (€8.4 million). The loan has an interest rate of 1.55% per year for the first 10 years and increases to 2.19% per year for the remainder of the term. The loan matures in September 2036. The loan is secured by the airport project. The loan has an outstanding balance of $9.94 million as of December 31, 2022.

In December 2021, the Company’s subsidiary, Alternus Energy Construction Holdings, entered into a $1.8 million (€1.6 million) secured note which matures in June 2023. The note proceeds were used to refund equity and costs associated with the Unisun acquisition and the Rotterdam Development Project Equity and is secured by the Rotterdam airport project. The note has an interest rate of 9%. The outstanding balance was $1.71 and $1.81 million at December 31, 2022 and 2021 respectively.
On December 21, 2022, Alternus Energy Group’s wholly owned Irish subsidiaries, AEG JD 01 LTD and AEG MH 03 LTD entered in a financing facility with Deutsche Bank AG (“Lender”). This is a committed revolving debt financing of EUR 80,000,000 to finance eligible project costs for the acquisition, construction, and operation of installation/ready to build solar PV plants across Europe, including the capacity for the financing to be upsized via a EUR 420,000,000 uncommitted accordion facility to finance a pipeline of further projects across Europe with a total combined capacity of 600 MWp (the “Warehouse Facility”). The Warehouse Facility, which matures on the third anniversary of the closing date of the Credit Agreement (the “Maturity Date”), bears interest at Euribor plus an aggregate margin at a market rate for such facilities, which steps down by 0.5% once the underlying non-Euro costs financed reduces below 33.33% of the overall costs financed. The Warehouse Facility is not currently drawn upon, but once drawn, capitalizes interest payments until projects reach their commercial operations dates through to the Maturity Date; it also provides for mandatory prepayments in certain situations.
14.
Leases

The Company determines if an arrangement is a lease or contains a lease at inception, or acquisition when the Company acquires a new park.. The Company has operating leases for corporate offices and land with remaining lease terms of 5 to 28 years.
Operating lease assets and operating lease liabilities are recognized based on the present value of the future lease payments over the lease term at the commencement date. As most of the Company’s leases do not provide an implicit rate, the Company estimates its incremental borrowing rate based on information available at the commencement date in determining the present value of future payments. Lease expense related to the net present value of payments is recognized on a straight-line basis over the lease term.
The key components of the company’s operating leases at December 31, 2022 were as follows:
2022
(in thousands)
Operating Lease – Operating Cash Flows (Fixed Payments)	$1,121
Operating Lease – Operating Cash Flows (Liability Reduction)	932
New ROU Assets – Operating Leases	10,551
Weighted Average Lease Term – Operating Leases	21.54 yrs
Weighted Average Discount Rate – Operating Leases	7.10%
The Company’s operating leases generally relate to the rent of office building space, as well as land and rooftops upon which the Company’s solar parks are built. These leases include those that have been assumed in connection with the Company’s asset acquisitions and business combinations. The Company’s leases are for varying terms and expire between 2027 and 2051.
For the years ending December 31, 2022 and 2021, the Company incurred operating lease expenses of $987 thousand and $309 thousand, respectively. The following table summarizes the Company’s future minimum contractual operating lease payments as of December 31, 2022.
As a part of the Witnica acquisition, the company acquired an operating lease to the land where the solar park is located. The estimated annual cost of the lease is $335 thousand. The lease commenced in 2021 and runs through 2050.
As a part of the Zachod acquisition, the company acquired several operating leases to the land where the solar parks are located. The estimated annual cost of the leases is $57 thousand. The lease commenced in 2021 and runs through 2045.

As a part of the Komorowo acquisition, the company acquired two operating leases to the land where the solar parks are located. The combined estimated annual cost of the leases is $75 thousand. The leases commenced in 2021 and run through 2046.
As a part of the Rakowic acquisition, the company acquired an operating lease to the land where the solar parks are located. The combined estimated annual cost of the leases is $6 thousand. The leases commenced in 2022 and run through 2046.
As a part of the Blue Sky Energy I.B.V. acquisition in 2021, the company acquired an operating lease to the land where the solar park is located. The estimated annual cost of the leases is $83 thousand. The leases commenced in 2021 and runs through 2046.
In March 2022, the Company entered a new lease for additional office space in Ireland with a term of 9 years. The estimated annual cost of the lease is $136 thousand.
In April 2022, the Company entered a new lease for office space in the US with a term of 7.5 years. The estimated annual cost of the lease is $147 thousand.
Maturities of lease liabilities as of December 31, 2022 were as follows:
Five-year lease schedule:	(in thousands)
2023	$793
2024	842
2025	865
2026	889
2027	913
Thereafter	16,236
Total lease payments	20,538
Less imputed interest	11,110
Total	$9,428
The Company had no finance leases in 2022.
15.
Commitments and Contingencies

Litigation
From time to time the Company may be a defendant or plaintiff in various legal proceedings arising in the normal course of business. The Company knows of no material, active, pending or threatened proceeding against management or Company subsidiaries, nor is it, or any subsidiary, involved as a plaintiff or defendant in any material proceeding or pending litigation.
There is no other action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, litigation claim to the knowledge of the executive officers of the Company or any of its subsidiaries, threatened against or affecting the Company, its common stock, any of Company subsidiaries or any of Alternus’ companies or its subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.
16.
Asset Retirement Obligations

The Company’s AROs mostly relate to the retirement of solar park land or buildings. The discount rate used to estimate the present value of the expected future cash flows for the year ended December 31, 2022 and 2021 was 7.1% and 6%, respectively.

Activity
ARO Liability – January 1, 2021	$167
Additional obligations incurred	449
Accretion expense	23
Foreign exchange loss (gain)	(14)
ARO Liability – December 31, 2021	$625
Additional obligations incurred	733
Accretion expense	76
Foreign exchange loss	26
ARO Liability – December 31, 2022	$1,461

17.
Shareholders’ Equity

Common Stock Issuances:
In January 2021, the Company completed a private placement, consisting of a share capital increase for a total amount of $28.3 million, by issuing 13,636,364 Shares, with a nominal value of $0.012 (€0.01) each, at a subscription price of $2.44 (kr20.60) per share.
In January 2021, the Company approved the assignment of three convertible promissory notes, in the principal amounts of $500 thousand, $250 thousand, and $236 thousand, respectively, from the Company’s subsidiary, Altam Inc., to the Company and the subsequent conversion of those three notes, resulting in the issuance of 295,920 ordinary shares of the Company.
In June 2021, the Company granted warrant extensions to IDC DR Fund. In June of 2021, the Company completed a private placement consisting of a share capital increase for a total amount of $7.0 million (kr70 million), by issuing 2,500,000 shares, with a nominal value of $0.012 (€0.01) each, at a subscription price of $3.27 per share (NOK28 per share).
In June 2021, the Company approved the assignment of a convertible promissory note, in the principal amounts of $236 thousand, from the Company’s subsidiary, Altam Inc., to the Company and the subsequent conversion of that note, resulting in the issuance of 70,920 ordinary shares of the Company.
In August 2021, the Company approved the assignment of 50,000 ordinary shares to Unisun principals as part of the business combination with Unisun. These shares have a fair value of $152 thousand calculated based on the share price of $3.05, as of the date of issuance.
On December 8, 2021, the Company granted 43,000 stock options to the Company’s directors, employees, and consultants under the 2021 Plan, which immediately vested on the grant date and have a contractual term of 10 years.
In June 2022, the Company approved the assignment of 30,000 ordinary shares to Cloudfield, a consulting firm, principal as compensation for services provided. These shares have a fair value of $63 thousand calculated based on the share price of $2.12, as of the date of issuance.
Warrants
As of December 31, 2022 and 2021, warrants to purchase up to 220,182 and 817,704 respectively, shares of restricted Class A common stock were issued and outstanding. These warrants related to financing activities and were recorded as a debt discount using the relative fair value method, which is amortized to using the effective interest method to interest expense over the term of the related debt instrument. The company did not issue any additional warrants in 2022 and 597,522 warrants expired during 2022.

	Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)
Outstanding – December 31, 2021	817,704	$2.45	1.11
Issued during the year	—	—	—
Expired during the year	(597,522)	—	—
Outstanding – December 31, 2022	220,182	2.45	0.55
Exercisable – December 31, 2022	220,182	$2.45	0.55

18.
Development Cost

The Company depends heavily on government policies that support our business and enhance the economic feasibility of developing and operating solar energy projects in regions in which we operate or plan to develop and operate renewable energy facilities. The Company can decide to abandon a project if it becomes uneconomic due to various factors, for example, a change in market conditions leading to higher costs of construction, lower energy rates, or other factors that change the expected returns on the project. In addition, political factors or otherwise where governments from time to time may review their laws and policies that support renewable energy and consider actions that would make the laws and policies less conducive to the development and operation of renewable energy facilities. Any reductions or modifications to, or the elimination of, governmental incentives or policies that support renewable energy or the imposition of additional taxes or other assessments on renewable energy, could result in, among other items, the lack of a satisfactory market for the development and/or financing of new renewable energy projects, our abandoning the development of renewable energy projects, a loss of our investments in the projects and reduced project returns, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
Development cost was $23.9 million for the year ended December 31, 2022, due to primarily to abandoning of development of renewable energy projects in Poland. The table below summarizes the development cost:
Project 1	$11,896
Project 2	4,425
Project 3	1,007
Miscellaneous development cost	6,597
Total	$23,925
These costs were primarily driven by these projects that ultimately became uneconomic. Project 1 in Poland as a 45 million PLN (approximately $9.6 million) “breakup fee” applied when the Company did not close on the project. Of the $9.6 million due to the seller, $4.2 million has been paid and approximately $5.4 million is in Accounts Payable on the Consolidated Balance Sheet.
Project 2 is an Italian project with a commercial operation date (COD) outside of the Company’s required timeline. The Company determined that the construction phase would be long and costly for the project to be financially beneficial and therefore did not complete the acquisition.
Project 3 was an agreement with a Spanish developer, for an initial payment of approximately $566,000 (€500 ,000), plus an additional payment of $7.36 million (€6.5 million) to be made by November 30, 2022 as partial payment towards, and in exchange for, the immediate acquisition of 100% of the ownership interests in two Spanish SPVs pursuant to a stock purchase agreement (SPA) that one of our Spanish subsidiaries signed with the seller in April of 2022. As of December 31, 2022, the parties were negotiating an amendment whereby all payments are immediately suspended until December 2025, and the SPA would be terminated immediately upon, and subject to, Alternus’ receipt of a payment from the seller which shall equal 70% of Alternus’ total payments to seller to date. The Company thereby recorded the loss between the contracted amounts and the value to be recovered under a revised agreement.

Miscellaneous development cost relates to cost associated with projects abandoned during various phases, due to lack of technical, legal, or financial feasibility.
19.
Stock-Based Compensation

In June 2019, the Board of Directors approved the Company’s 2019 Stock Incentive Plan (the “2019 Plan”). The 2019 Plan provides for the grant of non-statutory stock options, incentive stock options, stock appreciation rights, stock grants, and stock units (collectively, the “Awards”). Awards may be granted under the 2019 Plan to our employees, directors, and consultants (collectively, the “Participants”). The maximum number of shares of common stock available for issuance under the 2019 Plan is 1,350,000. The shares of common stock subject to stock awards granted under the 2019 Plan that expire, are forfeited because of a failure to vest, or otherwise terminated without being exercised in full will return to the 2019 Plan and be available for issuance under the 2019 Plan.
On November 23, 2020, the Company issued all of the 1,350,054 stock grants to the Company’s employees under the Corporation’s 2019 Stock Incentive Plan, immediately 100% vested and issued. There was no quoted price at the time of issuance as the Company was private. The Company took the last quoted price from the OTC Market on November 11th, 2020, which was $0.015 post-split to determine the value of the stock compensation of $20 thousand.
In December 2021, the Board of Directors approved the Company’s Employee Share Option Plan (the “2021 Plan”). The 2021 Plan provides for the grant of incentive stock options and non-statutory stock options (collectively, the “Awards”). Awards may be granted under the 2021 Plan to our employees, directors, and contractors (collectively, the “Participants”). The maximum number of options of common stock available for issuance under the 2021 Plan is 2.5 million. On December 8, 2021, the Company granted 43,000 stock options to the Company’s directors, employees, and consultants under the 2021 Plan, which immediately vested on the grant date and have a contractual term of 10 years.
Stock Options
The Company recorded no stock compensation expense for the year ended December 31, 2022 and $56 thousand related to stock options for the year ended December 31, 2021. All stock-based compensation expense is included in selling, general and administrative expense in the consolidated statements of operations.
The following table summarizes the assumptions used to estimate the fair value of stock options granted during the year ended December 31, 2022 by using the Black-Scholes-Merton stock option pricing valuation model. The Company did not grant any stock options during the year ended December 31, 2021.
Weighted-average risk-free interest rate	1.27%
Expected term (in years)	5.0
Expected volatility	49%
Dividend yield	0%

The following table summarizes stock option activity for the year ended December 31, 2022:
	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
				(in thousands)
Outstanding, December 31,2020	—	—
Granted	43,000	$2.98
Exercised	—	—
Expired or Forfeited	—	—
Outstanding, December 31, 2021	43,000	$2.98	9.9	15
Granted	—	—	—	—
Exercised	—	—	—	—
Expired or Forfeited	—	—	—	—
Outstanding – December 31, 2022	43,000	$2.98	8.9	15
Exercisable – December 31, 2022	43,000	$2.98	8.9	15
The weighted-average grant-date fair value of stock options granted was $1.31 for the year ended December 31, 2022. The total fair value of options vested during the years ended December 31, 2022 and 2021 was $0 and $56 thousand, respectively. As of December 31, 2022, there was no unrecognized compensation cost related to stock options.
Restricted Stock Awards
During the years ended December 31, 2022 and December 31, 2021 no RSAs were granted by the Company.
The Company recorded no stock-based compensation expense for the year ended December 31, 2022 and $419 thousand related to RSAs for the year ended 2021. All stock-based compensation expense is included in selling, general and administrative expense in the consolidated statements of operations. As of December 31, 2021, there was an immaterial amount of unrecognized compensation cost related to nonvested RSAs, which was recognized in 2021.
20.
Geographical Information

The Company has one reportable segment, reflecting the aggregation of the Company’s operating segments that consist of PV operations by geographical region. The decision-making group is the senior executive management team which consists of Vincent Brown, Chief Executive Officer, Joseph Duey, Chief Financial Officer, and Taliesin Durant, Chief Legal Officer. The following tables present geographic information related to the Company’s single reportable segment.
	Year Ended December 31,
Revenues	2022	2021
	(in thousands)
Italy	$3,354	$3,665
Romania	13,710	13,964
Germany	201	187
Netherlands	4,528	1,340
Poland	10,709	2,237
United States	24	—
Total	$32,526	$21,393

	Year Ended December 31,
Cost of Revenues	2022	2021
	(in thousands)
Italy	$812	$711
Romania	3,628	5,256
Germany	42	50
Netherlands	600	487
Poland	4,142	661
Total	$9,224	$7,165
	Year Ended December 31,
Long Lived Assets	2022	2021
	(in thousands)
Italy	$23,407	$25,305
Romania	44,759	48,753
Germany	1,927	4,371
Netherlands	25,416	22,949
Poland	75,033	63,917
Ireland	13,702	10,161
United States	5,919	856
Spain	145	66
Total	$190,308	$176,378

21.
Income Tax Provision

The tax effects of temporary differences and carryovers that give rise to significant components of net deferred tax assets are as follows.
	2022	2021
	(in thousands)
Deferred Tax Assets
NOL Carryforward	$10,745	$7,417
Capital Loss Carryforward	104	104
Stock Compensation	100	88
Interest Expenses	3,026	820
Lease Liabilities	1,907	—
Asset basis differences	582	656
Total Deferred Tax Assets	16,464	9,085
Less: Valuation Allowance	$(14,558)	$(9,085)
Net Deferred Tax Assets	1,906	—
Deferred tax liabilities
Right of use assets	(1,907)	—
Net deferred tax assets (liabilities)	—	—

Reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate is as follows:
Rate Reconciliation	2022	2021
Book Loss Before Tax	$(36,279)	$(18,415)
US Federal Tax: 21%	(7,619)	(3,867)
State Taxes, net of federal income tax effect: 12.60%	—	—
Tax Effect of:
Permanent Differences	2,577	—
Reversal/Addition of the Prior year tax	578	(2,039)
Tax rate change	—	—
Expiration of Unused Capital Loss Carryforward	—	—
Change in valuation allowance	5,473,	5,707
Foreign tax rate differential	(1,004)	199
Provision For Income Taxes	$5	$—
As of December 31, 2022 the Company has U.S. federal net operating loss carryovers of $14.9 million, less than $1 million of which will expire at various dates beginning in 2034 through 2037 if not utilized. Approximately $14 million of US federal net operating loss carryovers were generated in taxable years beginning after 2017 and have an unlimited carryforward period. As a result of Tax Cuts and Jobs Act (“TCJA”) passed in 2017, net operating losses generated after 2017 have indefinite lives but limited in use to 80% of taxable income each year. Additionally, as of December 31, 2022, the Company has U.S. federal capital loss carryovers of $496 thousand, which will expire in 2023, if not utilized against capital gain.
In accordance with Section 382 of the Internal Revenue Code (“IRC”), deductibility of the Company’s U.S. net operating loss carryovers may be subject to an annual limitation in the event of an ownership change as defined under the IRC Section 382 regulations. The Company is in the process of analyzing the changes in its capital structure to determine whether IRC Section 382 applies, and the effect this potential application has on the use of its net operating loss carryovers. The Company also had foreign net operating loss carryovers of $53.3 million, which includes net operating loss carryovers of $36.7 million and $10.4 million in Ireland and Romania, respectively. The net operating loss carryover in Romania of $10.4 million expires in 2028. The remaining foreign net operating loss carryovers have unlimited carryforward periods.
In connection with the Company’s adoption of ASC 842, the Company has deferred tax liabilities related to the right of use with respect to leased assets, and deferred tax assets related to corresponding lease liabilities. Significant components of such assets and liabilities are as follows:
Netherlands	$596 thousand
Poland	$993 thousand
USA	$175 thousand
Other	$143 thousand
In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2022, the change in valuation allowance was $5.4 million. The valuation allowance was $14.5 million and $9.09 million as of December 31, 2022 and 2021.
U.S. income tax has not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that is indefinitely reinvested outside the United States. This amount becomes taxable upon a sale of the subsidiary in certain circumstances. Determination of the amount of any unrecognized deferred income tax liability on this temporary difference is not practicable because of the complexities of the hypothetical calculation.
The Company’s non-US subsidiaries are in an accumulated deficit position. As a result of the TJCA, the Company is subject to the Global Intangible-Low Taxed Income Tax, or “GILTI.” Provisions. Pursuant to GILTI, the Company would be required to include foreign subsidiary positive earnings in taxable income whether distributed, subject to certain exclusions. Due to foreign subsidiary deficits incurred in 2022, the Company is not required to include GILTI in computing its 2022 US taxable income.
Penalties and interest assessed by income tax authorities would be included in income tax expense. For the period ended December 31, 2022, the Company did not incur any penalties or interest. As of December 31, 2019, the Company accrued $180 thousand related to noncompliance of administrative filings for their foreign entities for the periods 2012 — 2017 which remains open and recorded on the balance sheet as of December 31, 2022 and 2021.
The Company has no unrecognized tax benefits as of December 31, 2022 and 2021. The Company has not taken uncertain tax positions in the filing of its respective entities’ tax returns.
22.
Related Party

Related party transactions are a transfer of resources, services, or obligations between the Company and a related party, regardless of whether a price is charged. Parties are considered related if one party has control, joint control, or a significant influence over the other party in making financial and operating decisions. Financial assets and financial liabilities are recognized when the Company becomes a party to the contractual provisions of the instrument.
Transactions with Directors	2022	2021
	(in thousands)
Wikborg Sons Ltd AS fee, a related party to board member Rolf Wikborg	$—	$718
Prepaid consulting agreement with Wikborg Sons Ltd AS, a related party board member Rolf Wikborg	—	340
Doonbeg Partners, a related party to board member John Thomas	—	1,007
Total	$—	$2,065
The Company entered into a consulting agreement with Doonbeg Partners, which included Wikborg Sons Ltd AS in January 2020 for capital raising services. The fee paid relates to the successful placement of bonds and equity for the Company in 2021. The fees are fully paid and included with other placement fees relating to these transactions. No further fees are payable for any future financings under this agreement.
Director’s remuneration	2022	2021
	(in thousands)
Remuneration in respect of services as directors	$910	$648
Remuneration in respect to long term incentive schemes	—	—
Total	$910	$648

23.
Subsequent Events

Management has evaluated subsequent events that have occurred through April 13, 2023, which is the date the financial statements were available to be issued and has determined that there were no subsequent events that required recognition or disclosure in the financial statements as of and for the year ended December 31, 2022, except as disclosed below.
On January 24, 2023, Alternus Energy Group Plc announced the filing by Clean Earth Acquisitions Corp. (“Clean Earth”) (NASDAQ: CLIN), a publicly traded special purpose acquisition company, of a Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”) relating to the previously announced proposed business combination of Alternus Energy and Clean Earth.

On January 24, 2023 the Company issued a $1 million convertible promissory with a 10% annual interest rate, that matures January 24, 2025.
On January 11, 2023 the Company issued a €1 million (approximately $1.07 million) note with a 20% annual interest rate and a maturity on February 1. 2023. The loan was repaid on February 1, 2023.
On February 27, 2023, Mr. John Masdal resigned as a member of the Board of Directors of Alternus Energy Group Plc.
On March 1, 2023, the Company announced that its wholly owned subsidiary, Solis Bond Company DAC, is in breach of the three financial covenants under Solis’ Bond terms. As of the date of this filing, Solis and a large portion (49%) of the bond holders have agreed in principle to terms of the temporary waivers. In return for the waivers until 30 June 2023 and an amendment to the bond terms to allow for a change of control in Solis (which allows for the transfer of Solis and its subsidiaries underneath Clean Earth Acquisitions Corp. on Closing), Alternus is to raise additional equity and/or issue a subordinated loan of €14 million by May 15, 2023. If no firm term sheet for the equity or subordinated loan is in place by April 21, 2023, the Company has agreed to commence a Norwegian equity offering. Alternatively, Solis also has the option to divest a minimum of €50 million of assets by April 21, 2023, with sales proceeds to be used for a partial redemption of the bonds (at a redemption/call price of 105% until June 30, 2023 and 107.5% thereafter). In addition to the equity/sales cures, bondholders will also, no later than April 30, 2023, receive a preference share in an Alternus Midco, which will hold certain development projects in Spain and Italy. The shares will have preference on any distribution from Midco to Alternus up to €10 million, and Midco will divest assets to ensure repayment of the €10 million should the bonds not have been fully repaid at maturity (January 6, 2024). Finally, bondholders will receive a 1% amendment fee, which equates to €1.4 million.
In April of 2023 Alternus received approval from its Solis subsidiary’s Bondholders to amend the terms of its Bond such that the business combination can close without a violation of the Solis Bond terms.
On June 5, 2023 the bond waiver was extended to September 30, 2023 and the bond trustee was granted certain additional information rights and the right to appoint half of the members of the board of directors of Solis, in addition to the members of the board appointed by Alternus.

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share data)
(Unaudited)
	As of June 30,	As of December 31,
	2023	2022
ASSETS
Current Assets
Cash and cash equivalents	$5,061	$2,987
Accounts receivable, net	5,116	5,916
Unbilled energy incentives earned	5,534	4,954
Prepaid expenses and other current assets	5,390	4,409
Taxes recoverable	2,368	1,876
Total Current Assets	23,469	20,142
Property and equipment, net	167,924	161,793
Right of use asset	9,940	9,700
Goodwill	1,793	1,758
Restricted cash	5,653	6,598
Other receivable	405	1,272
Capitalized development cost and other long-term assets, net	8,953	7,266
Total Assets	$218,137	$208,529
LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	$19,027	$14,438
Accrued liabilities	12,679	9,884
Taxes payable	1,290	1,135
Deferred income	5,534	4,954
Right of use liability – Short Term	655	556
Green bonds, Convertible and non-convertible promissory notes, net	183,805	17,296
Total Current Liabilities	222,990	48,263
Green bonds	—	149,481
Convertible and non-convertible promissory notes, net	12,892	21,281
Right of use liability – long term	9,105	8,872
Asset retirement obligations	1,571	1,461
Total Liabilities	$246,558	$229,358
Shareholders’ Equity/(Deficit)
Common stock, $0.012 par value, 100,000,000 authorized as of June 30, 2023 and December 31, 2022; 26,365,738 issued and outstanding as of June 30, 2023 and December 31, 2022	$305	$305
Additional paid in capital	52,006	52,006
Foreign Currency Translation Reserve	2,220	(612)
Accumulated deficit	(82,207)	(72,028)
Non-controlling interest	(745)	(500)
Total Shareholders’ Equity (Deficit)	$(28,421)	$(20,829)
Total Liabilities and Shareholders’ Deficit	$218,137	$208,529
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME/ (LOSS)
(in thousands, except share and per share data)
(Unaudited)
	Three Months Ended June 30		Six Months Ended June 30
	2023	2022	2023	2022
Revenues	$11,987	$11,338	$17,321	$18,111
Operating Expenses
Cost of revenues	(2,244)	(2,472)	(4,388)	(4,981)
Selling, general and administrative	(2,940)	(2,120)	(6,994)	(4,208)
Development Costs	(896)	—	(1,005)	—
Depreciation, amortization, and accretion	(1,870)	(2,153)	(3,620)	(4,683)
Loss on disposal of asset	—	—	—	(79)
Total operating expenses	$(7,950)	$(6,745)	$(16,007)	$(13,951)
Income/(Loss) from operations	4,037	4,593	1,314	4,160
Other income/(expense):
Interest expense	(6,743)	(3,940)	(11,798)	(8,739)
Other income	36	217	244	427
Other expense	(145)	(185)	(184)	(187)
Total other expense	$(6,852)	$(3,908)	$(11,738)	$(8,499)
Income/(Loss) before provision for income taxes	(2,815)	685	(10,424)	(4,339)
Income taxes	—	—	—	—
Net income/(loss)	$(2,815)	$685	$(10,424)	$(4,339)
Net income/(loss) attributable to non-controlling interest	(4)	(158)	(245)	(295)
Net income/(loss) attributable to Alternus Energy Group	$(2,811)	$843	$(10,179)	$(4,044)
Basic gain/(loss) per share	$(0.11)	$0.03	$(0.39)	$(0.15)
Diluted gain/(loss) per share		$0.03	$—	$—
Weighted average shares outstanding:
Basic shares	26,365,738	26,354,633	26,365,738	26,354,633
Diluted shares		26,480,285
Comprehensive loss:
Net income/(loss)	(2,811)	843	(10,179)	(4,044)
Foreign currency translation adjustment	3,544	(1,433)	2,832	(1,554)
Comprehensive income/(loss)	$733	$(590)	$(7,347)	$(5,598)
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY/ (DEFICIT)
(in thousands, except share amounts)
(Unaudited)
	Class A Common stock		Paid-In Capital	Foreign Currency Translation Reserve	Accumulated Deficit	Total Shareholders’ Equity	Non- Controlling Interest	Total
	Shares	Amount
Balance at March 31, 2022	26,335,738	$305	$51,943	$465	$(41,113)	$11,600	$(153)	$11,447
Issue of shares – Cloudfiled	30,000		63			63		63
Foreign currency translation adjustment				(1,433)		(1,433)		(1,433)
Net Loss					843	843	(158)	685
Balance at June 30, 2022	26,365,738	$305	$52,006	$(968)	$(40,270)	$11,073	$(311)	$10,762
	Class A Common stock		Paid-In Capital	Foreign Currency Translation Reserve	Accumulated Deficit	Total Shareholders’ Equity	Non- Controlling Interest	Total
	Shares	Amount
Balance at December 31, 2021	26,335,738	$305	$51,943	$588	$(36,228)	$16,608	$(16)	$16,592
Issue of shares – Cloudfiled	30,000		63			63		63
Foreign currency translation adjustment				(1,534)		(1,534)		(1,534)
Net Loss					(4,044)	(4,044)	(295)	(4,339)
Balance at June 30, 2022	26,365,738	$305	$52,006	$(946)	$(40,272)	$11,093	$(311)	$10,782
	Class A Common stock		Paid-In Capital	Foreign Currency Translation Reserve	Accumulated Deficit	Total Shareholders’ Equity	Non- Controlling Interest	Total
	Shares	Amount
Balance at March 31, 2023	26,365,738	$305	52,006	$(1,324)	$(79,396)	$(28,409)	$(741)	$(29,150)
Foreign currency translation adjustment				3,544		3,544		3,544
Net Loss					(2,811)	(2,811)	(4)	(2,815)
Balance at June 30, 2023	26,365,738	$305	$52,006	$2,220	$(82,207)	$(27,676)	$(745)	$(28,421)
	Class A Common stock		Paid-In Capital	Foreign Currency Translation Reserve	Accumulated Deficit	Total Shareholders’ Equity	Non- Controlling Interest	Total
	Shares	Amount
Balance at December 31, 2022	26,365,738	$305	52,006	$(612)	$(72,028)	$(20,329)	$(500)	$(20,829)
Foreign currency translation adjustment				2,832		2,832		2,832
Net Loss					(10,179)	(10,179)	(245)	(10,424)
Balance at June 30, 2023	26,365,738	$305	$52,006	$2,220	$(82,207)	$(27,676)	$(745)	$(28,421)
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOW
(in thousands, except share and per share data)
(unaudited)
	Six Months Ended June 30,
	2023	2022
Net loss	$(10,424)	$(4,339)
Adjustments to reconcile net loss to net cash used in operations
Depreciation, amortization and accretion	3,620	4,683
Non-cash right of use asset amortization	203	158
Amortization of debt discount	1,740	1,963
Impairment of assets	—	79
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable and other short-term receivables	(272)	(315)
Prepaid expenses and other assets	(113)	(2,855)
Accounts payable and accrued liabilities	8,151	(3,270)
Operating lease liabilities	(465)	(842)
Net cash Provided by (used in) Operating Activities	$2,440	$(4,738)
Cash Flows from investing Activities:
Capital expenditures	(91)	(1,857)
Payments to acquire renewable energy facilities from third parties, net of cash acquired	(1,967)	(15,995)
Cash paid for development of assets	(1,688)	(9,840)
Net Cash Used in Investing Activities	$(3,746)	$(27,692)
Cash Flows from Financing Activities:
Payments of debt principal, senior debt	(1,579)	(331)
Proceeds from debt, senior debt	5,263	26,516
Net Cash Provided by Financing Activities	$3,684	$26,185
Effect of exchange rate on cash	(1,248)	(950)
Net increase/(decrease) in cash, cash equivalents and restricted cash	$1,130	$(7,195)
Cash, cash equivalents, and restricted cash beginning of the year	9,584	26,580
Cash, cash equivalents, and restricted cash end of the year	$10,714	$19,385
Cash Reconciliation
Cash and cash equivalents	5,061	12,605
Restricted cash	5,653	6,780
Cash, cash equivalents, and restricted cash end of the year	$10,714	$19,385
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
CONSOLIDATED SUPPLEMENTAL STATEMENT OF CASH FLOW
(unaudited)
	Six Months Ended June 30,
Supplemental Cash Flow Disclosure	2023	2022
	(in thousands)
Cash paid during the period for:
Interest	6,031	5,288
Taxes	—	—
The accompanying notes are an integral part of these consolidated financial statements

ALTERNUS ENERGY GROUP PUBLIC LIMITED COMPANY AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED

1.
Organization and Formation

Alternus Energy Group Plc (“We”, “ALTN” or the “Company” and together with its consolidated subsidiaries, the “Group”) was incorporated in Dublin, Ireland on January 31, 2019 under the name Alternus Energy International Limited. On October 20, 2020 the Company re-registered as a Plc and changed its name to Alternus Energy Group Public Limited Company.
The Company is a former subsidiary of the previous parent company of the Group, Alternus Energy Inc. On December 2, 2020, the Group completed the last step of a reorganization, which resulted in the Company becoming the parent company of the Group (the “Reorganization”). The Reorganization included the following main steps:

•
Alternus Energy International Ltd registered as an Irish Plc and changed its name to Alternus Energy Group Plc (previously defined as the “Company”);

•
The Company incorporated Solis Bond Company, a Designated Activity Company (“Solis Bond Company DAC”);

•
Alternus Energy Inc. (US) merged with and became a subsidiary of Altam Inc., a U.S.-based entity;

•
Alternus Energy Inc. spun out Alternus Energy Plc to the existing shareholders of Altam Inc. in a 1:1.5 share dividend transaction; and

•
In a 1:4.5 share exchange transaction, Altam Inc. shareholders exchanged their shares for a pro-rata number of shares of Alternus Energy Group Plc, thus becoming a subsidiary of the Alternus Energy Group Plc as it became the surviving parent company.

The impact of the Reorganization has been retroactively reflected in the Company’s financial statements as of the earliest period presented and is utilized for calculating earnings per share in all periods presented.
Consolidated subsidiaries as of June 30, 2023 and December 31, 2022 are as follows:
Solis Bond Company Designated Activity Company (DAC)
In October 2020, a new wholly owned subsidiary, Solis Bond Company DAC, was incorporated in Ireland to issue a series of bonds and hold the Group’s European operating companies that are financed through those bonds. The SPV was incorporated with the purpose of facilities management and bond issuance for the Group. During the quarter ended March 31, 2021, Solis refinanced its Italian, Netherlands, and Romanian operating companies: PC-Italia-02 SpA, CTS Power 2 S.R.L., CIC Rooftop 2 S.R.L., SPV White One S.R.L., CIC RT Treviso S.R.L., Zonnepark Rilland B.V., FRAN Energy Investments S.R.L., and Power Clouds S.R.L. Also, during the quarter ended March 31, 2021, Solis acquired 100% of the share capital of the following Romanian companies: Ecosfer Energy S.R.L., Lucas EST S.R.L. During the quarter ended March 31, 2021, Solis acquired 100% of the share capital of another Italian company, Solarpark Serre 1 S.R.L. Subsequently, in April 2021, Solis acquired 100% of the share capital of another Romanian company, LJG Green Source Energy Beta S.R.L. In May 2021, Solis refinanced another Italian subsidiary, Sant”Angelo Energia S.R.L. and in June of 2021, Solis acquired 100% of the share capital of the following Italian companies: KKSOL S.R.L., Petriolo Fotovoltaica S.R.L., MABI S.R.L. and BIMA S.R.L. In August of 2021, Solis acquired 100% of the share capital of a Polish company, Solarpark Samas Sp. Z.O.O. In March of 2022, Solis acquired 3 additional Polish companies: RAO1 Sp. Z.o.o., Gardno Sp. Z.O.O. and Gardno 2 Sp. Z.O.O. In December 2021, Solis acquired 100% of the share capital of two additional Polish companies Elektrownia PV Komorowo Sp. Z.O.O and PV Zachod Sp. Z.O.O.
PC-Italia-03 S.R.L.
In July 2020, a new wholly owned subsidiary in Italy, PC-Italia-03 S.R.L., was incorporated. This company was incorporated to acquire Italian special purpose vehicles, power plants and/or other assets located in Italy. During the quarter ended March 31, 2021, this company completed the acquisition of 100% of the share capital of two Italian SPVs, KKSOL S.r.l. and Petriolo Fotovoltaica S.R.L. During the quarter ended June 30, 2021, this company completed the acquisition of 100% of the share capital of two Italian SPVs, MABI S.r.l. and BIMA S.r.l. During the six months ended June 30, 2021 the 4 SPVs owned by PC-Italia-03 were transferred to Solis Bond Company DAC as part of Solis’s bond financing. In July and August 2021, PC-03 acquired 100% of the shares of 2 Italian entities Risore Solari 1 S.R.L and Risore Solari III S.R.L respectively, with the purpose of developing solar parks. As of December 2022, PC-Italia-03 S.R.L. is held directly by AEG MH 02 Limited, which owns all of our entities used for the development of solar parks (more details of AEG MH 02 are described below).
AEG MH 02 Limited
In March 2022, AEG MH 02 Limited was incorporated. This company was incorporated to own, finance and support our development assets and entities, as follows: .AED Italia-01 S.R.L., AED Italia-02 S.R.L.; AED Italia-03 S.R.L.; AED Italia-04 S.R.L.; AED Italia-05 S.R.L.; AED Italia-06 S.R.L.; AED Italia-07 S.R.L.; AED Italia-08 S.R.L.; PC-Italia-01 S.R.L., PC-Italia-03 S.R.L., PC-Italia-04 S.R.L., Risorse Solari I S.R.L., Risorse Solaris III, S.R.L., Altnua Limited, Alt Spain Holdco S.L.U., Alternus Iberia S.L. and indirectly owns Alt Spain 02 S.L.U, Alt Spain 03 S.L.U. and Alt Spain 04 S.L.U.
Unisun Energy Holding B.V
In April 2021, Alternus Energy Group acquired 60% of the share capital in Unisun Energy Holding B.V. (Unisun), a Netherlands based developer, engineering, procurement and construction (EPC) and operations and maintenance (O&M) service provider of renewable energy solutions across Europe. Unisun owns 100% of the following special purpose vehicles and other holding and operating companies in the Netherlands: Unisun Energy B.V., UPER Energy Europe B.V., Unisun Energy Poland Investment B.V. and Blue Sky Energy I B.V.
Alternus Energy Americas Inc.
In May 2021, a new wholly owned subsidiary in the U.S. was incorporated, named Alternus Energy Americas Inc. (AEA). This company was incorporated to support the finance and legal functions for the group. AEA also owns 100% of the following special purpose vehicles and other holding and operating companies in the United States: ALT US 01 LLC, ALT US 02 LLC, ALT US 03 LLC and ALT US 04 LLC and indirectly owns Lightwave Renewables, LLC and Walking Horse Solar, LLC.
Altnor AS
In August 2021, a new wholly owned holding company in Norway was incorporated. Altnor was dissolved in November 2022.
AEG MH 01 Limited
In March 2022, a new wholly owned subsidiary in Ireland was incorporated to support EPC for the group. AEG MH 01 Limited owns the following other holding companies which were incorporated to facilitate the use of the Deutsche Bank Facility: AEG MH 03 Limited, AEG JD 01 Limited and ALT POL HC 01 Sp. Z.o.o.
GHFG Limited
In September 2021, a new subsidiary in Ireland was incorporated, and is 55% owned by AEG.
Alternus Fundco Limited
In December 2022, a new wholly owned subsidiary in Ireland was incorporated to support the Group’s finance and legal functions.

ALTERNUS LUX 01 S.A.R.L.
In October 2022, a new wholly owned holding company in Luxembourg was incorporated to support the finance and legal functions of the group. ALTERNUS LUX 01 S.A.R.L. also owns AEG JD 03 Limited, ALT GR 01, AEG MH 01 Limited and AEG MH 02 Limited, and all of those entities’ subsidiaries as well, as described above
In summary, Alternus Energy Group Plc is a holding company that operates through the following eighty operating subsidiaries as of June 30, 2023.
Subsidiary	Principal Activity	Date Acquired / Established	ALTN Ownership	Country of Operation
Power Clouds S.r.l.	SPV	31 March 2015	Solis Bond Company DAC	Romania
F.R.A.N. Energy Investment S.r.l.	SPV	31 March 2015	Solis Bond Company DAC	Romania
PC-Italia-01 S.r.l.	Sub-Holding SPV	21 May 2015	AEG MH 02 Limited	Italy
AE Europe B.V.	Holding Company	18 August 2016	Altam Inc.	Netherlands
PC-Italia-02 S.p.a.	SPV	2 September 2016	Solis Bond Company DAC	Italy
Sant’Angelo Energia S.r.l.	SPV	19 May 2021	Solis Bond Company DAC	Italy
PCG_HoldCo GmbH	Holding Company	6 July 2018	Altam Inc.	Germany
PCG_GP UG	General Partner (Management Company)	30 August 2018	PCG_HoldCo GmbH	Germany
PSM 20 UG	SPV	14 November 2018	PCG_HoldCo GmbH	Germany
ALTN HoldCo UG	SPV	14 December 2018	PCG_HoldCo GmbH	Germany
GRT 1.1 GmbH & Co KG	SPV	21 December 2018	PCG_HoldCo GmbH	Germany
PSM 40 UG	SPV	28 December 2018	PCG_HoldCo GmbH	Germany
CIC Rooftop 2 S.r.l.	SPV	24 April 2019	Solis Bond Company DAC	Italy
CIC RT Treviso S.r.l.	SPV	24 April 2019	Solis Bond Company DAC	Italy
SPV White One S.r.l.	SPV	24 April 2019	Solis Bond Company DAC	Italy
CTS Power 2 S.r.l.	SPV	30 April 2019	Solis Bond Company DAC	Italy
Zonnepark Rilland B.V.	SPV	20 December 2019	Solis Bond Company DAC	Netherlands
Unisun Energy Holding B.V.	Holding Company	28 May 2020	Alternus Energy Group Plc	Netherlands
PC-Italia-03 S.r.l.	SPV	1 July 2020	AEG MH 02 Limited	Italy
PC-Italia-04 S.r.l.	SPV	15 July 2020	AEG MH 02 Limited	Italy

Subsidiary	Principal Activity	Date Acquired / Established	ALTN Ownership	Country of Operation
Altam Inc.	Holding Company	1 October 2020	Alternus Energy Group Plc	USA
Solis Bond Company DAC	Holding Company	16 October 2020	AEG JD 03 Limited	Ireland
Walking Horse Solar, LLC	LLC	15 December 2020	ALT US 03 LLC	USA
KKSOL S.r.l.	SPV	February 2021	Solis Bond Company DAC	Italy
Petriolo Fotovoltaica S.r.l.	SPV	March 2021	Solis Bond Company DAC	Italy
Solarpark Serre 1 S.r.l.	SPV	March 2021	Solis Bond Company DAC	Italy
Unisun Energy B.V.	SPV	April 2021	Unisun Energy Holding B.V.	Netherlands
UPER Energy Europe B.V.	Services Company	April 2021	Unisun Energy Holding B.V.	Netherlands
Unisun Energy Poland Investment B.V.	SPV	April 2021	Unisun Energy Holding B.V.	Netherlands
Blue Sky Energy I B.V.	SPV	April 2021	AEG JD 02 Limited	Netherlands
BI.MA. S.r.l.	SPV	March 2021	Solis Bond Company DAC	Italy
MABI S.r.l.	SPV	June 2021	Solis Bond Company DAC	Italy
Alternus Energy Americas Inc.	Holding Company	10 May 2021	Alternus Energy Group Pl	USA
LJG Green Source Energy Beta S.r.l	SPV	29 July 2021	Solis Bond Company DAC	Romania
Ecosfer Energy S.r.l.	SPV	30 July 2021	Solis Bond Company DAC	Romania
Lucas EST S.r.l.	SPV	30 July 2021	Solis Bond Company DAC	Romania
Risorse Solari I S.r.l.	SPV	28 September 2019	AEG MH 02 Limited	Italy
Risorse Solari III S.r.l.	SPV	3 August 2021	AEG MH 02 Limited	Italy
Alternus Iberia S.L.	SPV	4 August 2021	AEG MH 02 Limited	Spain
Altnua Limited	Services Company	11 August 2021	AEG MH 02 Limited	Ireland
Solarpark Samas Sp. z o.o.	SPV	31 August 2021	Solis Bond Company DAC	Poland
GHFG Limited	Holding Company	14 September 2021	Alternus Energy Group plc	Ireland
AEG JD 02 Limited	Holding Company	30 September 2021	Alternus Energy Group plc	Ireland
AED Italia-01 S.r.l.	SPV	22 October 2021	AEG MH 02 Limited	Italy

Subsidiary	Principal Activity	Date Acquired / Established	ALTN Ownership	Country of Operation
AED Italia-02 S.r.l.	SPV	22 October 2021	AEG MH 02 Limited	Italy
AED Italia-03 S.r.l.	SPV	22 October 2021	AEG MH 02 Limited	Italy
AED Italia-04 S.r.l.	SPV	22 October 2021	AEG MH 02 Limited	Italy
AED Italia-05 S.r.l.	SPV	22 October 2021	AEG MH 02 Limited	Italy
ALT US 01 LLC	SPV	6 December 2021	Alternus Energy Americas Inc.	USA
Elektrownia PV Komorowo Sp. z o.o.	SPV	22 December 2021	Solis Bond Company DAC	Poland
PV Zachod Sp. z o.o.	SPV	22 December 2021	Solis Bond Company DAC	Poland
UPER Energy Romania S.r.l.	SPV	28 February 2022	Uper Energy Europe B.V.	Romania
ALT POL HC 01 Sp. z o.o.	SPV	8 March 2022	AEG JD 01 Limited	Poland
AEG MH 01 Limited	Holding Company	8 March 2022	Alternus Lux 01 S.a.r.l.	Ireland
AEG MH 02 Limited	Holding Company	8 March 2022	AEG JD 03 Limited	Ireland
ALT US 02 LLC	Holding Company	8 March 2022	Alternus Energy Americas Inc.	USA
AEG JD 01 Limited	Holding Company	16 March 2022	AEG MH 03 Limited	Ireland
AEG JD 03 Limited	Holding Company	21 March 2022	Alternus Lux 01 S.a.r.l.	Ireland
RA01 Sp. z o.o.	SPV	24 March 2022	Solis Bond Company DAC	Poland
Gardno Sp. z o.o.	SPV	24 March 2022	Solis Bond Company DAC	Poland
Gardno2 Sp. z o.o.	SPV	24 March 2022	Solis Bond Company DAC	Poland
ALT US 03 LLC	SPV	4 May 2022	Alternus Energy Americas Inc.	USA
Alt Spain 03, S.L.U.	SPV	31 May 2022	Alt Spain Holdco S.L.	Spain
AEG MH 03 Limited	Holding Company	10 June 2022	AEG MH 01 Limited	Ireland
UPER Energy Italia S.r.l.	SPV	27 June 2022	Uper Energy Europe B.V.	Italy
Lightwave Renewables, LLC	SPV	Acquired 29 June 2022 Est. 17 December 2020	ALT US 01 LLC	USA
Alt Spain Holdco, S.L.U.	Holding Company	14 July 2022	AEG MH 02 Limited	Spain

Subsidiary	Principal Activity	Date Acquired / Established	ALTN Ownership	Country of Operation
Alt Spain 02, S.L.U.	SPV	14 July 2022	Alt Spain Holdco, S.L.U.	Spain
AED Italia-06 S.r.l.	SPV	2 August 2022	AEG MH 02 Limited	Italy
AED Italia-07 S.r.l.	SPV	2 August 2022	AEG MH 02 Limited	Italy
AED Italia-08 S.r.l.	SPV	5 August 2022	AEG MH 02 Limited	Italy
UPER Energy Poland Sp. z o.o.	SPV	18 August 2022	Uper Energy Europe B.V.	Poland
ALT US 04 LLC	Holding Company	14 September 2022	Alternus Energy Americas Inc.	USA
Alt GR 01	Holding Company	5 October 2022	Alternus Lux 01 S.a.r.l.	Greece
Alternus LUX 01 S.a.r.l.	Holding Company	5 October 2022	Alternus Energy Group Plc	Luxembourg
Alternus FundCo Limited	Funding Company	7 December 2022	Alternus Energy Group plc	Ireland
ALT POL HC 02 Sp. z o.o.	Holding Company	20 January 2023	Alternus Lux 01 S.a.r.l.	Poland
Alt Spain 04, S.L.U.	SPV	May 2022	Alt Spain Holdco, S.L.U.	Spain

*
Non-controlling interest is not material

2.
Going Concern and Management’s Plans

Our consolidated financial statements for the period ended June 30, 2023 identifies the existence of certain conditions that raise substantial doubt about our ability to continue as a going concern for twelve months from the issuance of this report:
The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying consolidated financial statements during the period ended June 30, 2023, the Company had net loss of ($10.4) million and a net loss of $(36.2) million for the year ended December 31, 2022. The Company was in breach of three financial covenants under Solis’ Bond terms as of December 31, 2022 and June 30, 2023. The Company had accumulated shareholders’ equity/(deficit) of ($28.4) million as of June 30, 2023 and $(20.8) million at December 31, 2022 The Company had $5.1 million of unrestricted cash on hand as of June 30, 2023.
Our operating revenues are insufficient to fund our operations and our assets already are pledged to secure our indebtedness to various third party secured creditors, respectively. The unavailability of additional financing could require us to delay, scale back or terminate our acquisition efforts as well as our own business activities, which would have a material adverse effect on the Company and its viability and prospects.
The terms of our indebtedness, including the covenants and the dates on which principal and interest payments on our indebtedness are due, increases the risk that we will be unable to continue as a going concern. To continue as a going concern over the next twelve months, we must make payments on our debt as they come due and comply with the covenants in the agreements governing our indebtedness or, if we fail to do so, to (i) negotiate and obtain waivers of or forbearances with respect to any defaults that occur with respect to our indebtedness, (ii) amend, replace, refinance or restructure any or all of the agreements governing our indebtedness, and/or (iii) otherwise secure additional capital. However, we cannot provide any assurances that we will be successful in accomplishing any of these plans.
In January 2021, the Company approved the issuance by one of its subsidiaries, Solis, of a series of 3-year senior secured green bonds in the maximum amount of $242 million (€200 million) with a stated coupon rate of 6.5% + EURIBOR and quarterly interest payments. The bond agreement is for repaying existing facilities of approximately $40 million (€33 million), and funding acquisitions of approximately $87.2 million (€72.0 million). The bonds are secured by the Solis Bond Company’s underlying assets. The Company raised approximately $125 million (€110.0 million) in the initial funding. In November 2021, Solis Bond Company DAC, completed an additional issue of $24 million (€20 million). The additional issue was completed at an issue price of 102% of par value, corresponding to a yield of 5.5%. The Company raised $11.13 million (€10 million) in March 2022 at 97% for an effective yield of 9.5%. In connection with the bond agreement the Company incurred approximately $11.8 million in debt issuance costs. The Company recorded these as a discount on the debt and they are being amortized as interest expense over the contractual period of the bond agreement. As of December 31, 2022 and 2021, there was $149.5 million and $147.2 million outstanding on the Bond, respectively. As of June 30, 2023 and 2022 there was $152.5 million and $146.9 million outstanding on the Bond, respectively.
As of December 31, 2022, the Company’s wholly owned subsidiary, Solis Bond Company DAC, was in breach of the three financial covenants under Solis’ Bond terms: (i) the minimum Liquidity Covenant that requires the higher of EUR 5.5 million or 5% of the outstanding Nominal Amount, (ii) the minimum Equity Ratio covenant of 25%, and (iii) the Leverage Ratio of NIBD/EBITDA to not be higher than 6.5 times for the year ended December 2021, 6.0 times for the year ended December 31, 2022 and 5.5 times for the period ending on the maturity date of the Bond, January 6, 2024. The Solis Bond carries a 3 months EURIBOR plus 6.5% per annum interest rate, and has quarterly interest payments, with a bullet payment to be paid on January 6, 2024. The Solis Bond is senior secured through a first priority pledge on the shares of Solis and its subsidiaries, a parent guarantee from Alternus Energy Group Plc, and a first priority assignment over any intercompany loans.
In April 2023 the bond holders approved a temporary waiver and an amendment to the bond terms to allow for a change of control in Solis (which allows for the transfer of Solis and its subsidiaries underneath Clean Earth Acquisitions Corp. on Closing). In addition, bondholders received a preference share in an Alternus Midco, which will hold certain development projects in Spain and Italy. The shares will have preference on any distribution from Midco to Alternus up to €10 million, and Midco will divest assets to ensure repayment of the €10 million should the bonds not have been fully repaid at maturity (January 6, 2024). Finally, bondholders will receive a 1% amendment fee, which equates to €1.4 million.
On June 5, 2023 the bondholders approved an extension to the waiver to September 30, 2023 and the bond trustee was granted certain additional information rights and the right to appoint half of the members of the board of directors of Solis, in addition to the members of the board appointed by Alternus. Under the waiver agreement, Solis must fully repay the Bonds by September 30, 2023. If Solis is unable to fully repay the Bonds by September 30, 2023, Solis’ bondholders have the right to immediately transfer ownership of Solis and all of its subsidiaries to the bondholders and proceed to sell Solis’ assets to recoup the full amount owed to the bondholders, which is currently €147,000,000 (approximately $158,000,000). If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated.
The Solis bond debt is currently recorded as short-term debt, since the current waiver period is through September 30, 2023.
Solis has engaged Pareto Securities AS to explore a refinancing of the bond. The Company has also engaged a leading global firm to support a potential sale of some or all of the assets. The refinancing may be completed in conjunction with a potential sale of certain assets in Solis. We are in advanced discussions with numerous third parties around both the potential refinancing and/or sale of the Solis assets. There are no definitive refinancing or sale agreements executed as of the date of this report and there is no guarantee that these processes will be complete by September 30, 2023 or at all.

3.
Summary of Significant Accounting Policies

Basis of Presentation
The Consolidated Financial Statements include the Consolidated Balance Sheet, Consolidated Statements of Operations and Comprehensive Income (Loss), Consolidated Statements of Changes in Shareholders’ Equity/ (Deficit) and Consolidated Statements of Cash Flows of the Company and have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) from records maintained by the Company.
Certain monetary amounts, percentages, and other figures included elsewhere in these financial statements have been subject to rounding adjustments. Accordingly, figures shown as totals in certain tables may not be the arithmetic aggregation of the figures that precede them, and figures expressed as percentages in the text may not total 100% or, as applicable, when aggregated may not be the arithmetic aggregation of the percentages that precede them.
Basis of Consolidation
The consolidated financial statements as of June 30, 2023 and 2022 and for the periods then ended include the financial statements of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The results of subsidiaries acquired or disposed of during the respective periods are included in the consolidated financial statements from the effective date of acquisition or up to the effective date of disposal, as appropriate. Ownership interests in subsidiaries represented by other parties are presented in the consolidated financial statements as activities and balances attributable to non-controlling interest.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods presented. Significant items subject to such estimates include, but are not limited to, the assumptions utilized in the valuation of the assets acquired and liabilities assumed, determine a business combination or asset acquisition, useful life of property and equipment, impairment of long-lived assets and recovery of capitalized cost. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustment when facts and circumstance dictate. These estimates are based on information available as of the date of financial statements; therefore, actual results could differ from these estimates.
Segments
The Company has one operating segment, and the decision-making group is the senior executive management team. The Company manages the segment by focusing on revenue and cost of revenue by country.
Cash and Cash Equivalents
The Company considers cash and highly liquid investments with original maturities of three months or less to be cash and cash equivalents. The Company maintains cash and cash equivalents with major financial institutions, the largest concentration in JP Morgan in the U.S, Ireland and Italy and with ING in Poland and the Netherlands. The Company may at times exceed federally insured limits or statutorily insured limits in a foreign jurisdiction. The Company periodically assesses the financial condition and due to the size and stability of the institutions believes the risk of loss to be remote.
Restricted Cash
Restricted cash relates to balances that are in the bank accounts for specific defined purposes and cannot be used for any other undefined purposes. Restricted cash is primarily restricted stemming from requirements under the Green Bond terms. The balance has a debt service reserve account, per the requirements from the Bond Trustee, that issues quarterly coupons to the Bond holders. There is an account that has the residual balance of bond tap that must be used for permitted acquisitions as per Green Bond terms. The balance also has an account for a bank guarantee in Italy that hold escrow balances.
Accounts Receivable
Accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment within that period. Accounts receivables are presented net of allowance for doubtful accounts. The Company establishes an allowance for doubtful customer accounts, if required, through a review of historical losses, specific customer balances, and industry economic conditions. Customer accounts are charged off against the allowance for doubtful accounts when management determines that the likelihood of eventual collection is remote. The Company extends credit based on an evaluation of customers’ financial condition and determines any additional collateral requirements. Exposure to losses on receivables is principally dependent on each customer’s financial condition. The Company considers invoices past due when they are outstanding longer than the stated term. Additionally, the Company monitors its exposure to credit losses and maintains allowances for anticipated losses. Management considers the carrying value of accounts receivable to be fully collectible. If amounts become uncollectible, they are charged to operations in the period in which that determination is made. At June 30, 2023 and 2022, there was no allowance for doubtful accounts recorded.
Concentration of Credit Risk
At times, the Company maintains cash balances in financial institutions which may exceed federally insured limits. The Company has not experienced any losses relating to such accounts and believes it is not exposed to significant credit risk on its cash and cash equivalents or restricted cash.
Economic Concentrations
The Company and its subsidiaries own and operate solar generating facilities installed on buildings and land located across Europe. Future operations could be affected by changes in the economy, other conditions in those geographic areas or by changes in the demand for renewable energy.
Property and Equipment
Property and equipment are stated at cost less accumulated depreciation, amortization and impairment. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Depreciation is computed on a straight-line basis over the estimated useful lives. The useful lives per asset class are as follows:

•
Solar Energy Facilities carry a useful life of the lesser of 35 years from the original placed in-service date or the lease term of the land on which they are built.

•
Leasehold improvements are amortized over the shorter of the lease term or their estimated useful file.

•
Furniture and fixtures carry a useful life of 7 years.

•
Software and computer equipment carry a useful life of 7 years.

Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. Expenditures for maintenance and repairs, which do not materially extend the useful lives of assets, are charged to expense as incurred. Upon retirement, sale or other disposition of equipment, the cost and accumulated depreciation are removed from the respective accounts and a gain or loss, if any, is recognized in income/(loss) from operations in the Consolidated Statements of Operations and Comprehensive Income/(Loss) during the year of disposal. When the Company abandons the anticipated construction of a new solar energy facility during the development phase, costs previously capitalized to development in progress are written off at the parent company.

Goodwill
The Company reports goodwill that has been recorded in connection with the acquisition of businesses. Goodwill is not amortized, but instead is tested for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Goodwill is tested annually for impairment at the individual reporting unit level in the fourth quarter, or earlier upon the occurrence of certain events or substantive changes in circumstances. In assessing goodwill for impairment, the Company may elect to use a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more-likely-than-not that the fair value of the Company’s reporting units are less than their carrying amounts. If the Company determines that it is more likely than not that the fair value of its reporting units is less than their carrying amounts, no additional assessment is required, and no impairment is recognized. If the Company concludes an impairment is probable or elects not to perform the qualitative assessment, a quantitative impairment test is performed. If it is determined that an impairment has occurred, the Company adjusts the carrying value of goodwill and charges the impairment as an operating expense in the period the determination is made. The Company did not recognize any impairment of goodwill for the periods presented. Although the Company believes that goodwill is appropriately stated in the consolidated financial statements, changes in strategy or market conditions could significantly impact these judgments and require an adjustment to the recorded balance.
Impairment of Solar Energy Facilities
The Company reviews its investments in property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment is evaluated at the asset group level, which is determined based upon the lowest level of separately identifiable cash flows. When evaluating for impairment, if the estimated undiscounted cash flows from the use of the asset group are less than the asset group’s carrying amount, then the asset group is deemed to be impaired and is written down to its fair value. Fair value is determined by net realizable value of the assets using ASC 820. The amount of the impairment loss is equal to the excess of the asset group’s carrying value over its estimated fair value. During the period ended June 30, 2022 the Company recorded an impairment loss of $79 thousand in the Consolidated Statement of Operations and Comprehensive Income/(Loss) related to the 2021 write down for $4.2 million of certain assets that were held in construction in progress for which the Company no longer intended to complete and certain solar park assets for which there was a change in the Company future intended use. This impairment loss is included in Other Expense on the Consolidated Statement of Operations and Comprehensive Income/(Loss).
There were no impairment losses for the period ended June 30, 2023.
Deferred Financing Costs and Debt Discount Amortization
The Company incurs expenses related to debt arrangements. These deferred financing costs and debt discount costs are capitalized and amortized over the term of the related debt or revolving credit facilities and netted against the related debt.
Asset Retirement Obligations
In connection with the acquisition or development of solar energy facilities, the Company may have the legal requirement to remove long-lived assets constructed on leased property and to restore the leased property to its condition prior to the construction of the long-lived assets. This legal requirement is referred to as an asset retirement obligation (ARO). If the Company determines that an ARO is required for a specific solar energy facility, the Company records the present value of the estimated future liability when the solar energy facility is placed in service as an ARO liability. The discount rate used to estimate the present value of the expected future cash flows for the period ended June 30, 2023 and 2022 was 7.1% . The Company accretes the ARO liability to its future value over the solar energy facility’s useful life and records the related interest expense to amortization expense on the consolidated statement of operations. Solar facilities that require AROs are recorded as part of the carrying value of property and depreciated over the solar energy facility’s useful life.

Leases
In February 2016, the FASB established Topic 842, Leases, by issuing Accounting Standards Update (ASU) No. 2016-02, which requires lessees to recognize leases on-balance sheet and disclose key information about leasing arrangements. Topic 842 was subsequently amended by ASU No. 2018-01, Land Easement Practical Expedient for Transition to Topic 842; ASU No. 2018-10, Codification Improvements to Topic 842, Leases; and ASU No. 2018-11, Targeted Improvements. The new standard establishes a right-of-use model (ROU) that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases will be classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. A modified retrospective transition approach is required, applying the new standard to all leases existing at the date of initial application. The Company adopted the new standard on January 1, 2022 and used the effective date as our date of initial application. Consequently, financial information will not be updated and the disclosures required under the new standard will not be provided for dates and periods before January 1, 2022. The new standard provides a number of optional practical expedients in transition. We elected the ‘package of practical expedients’, which permits us not to reassess under the new standard our prior conclusions about lease identification, lease classification and initial direct costs.
The Company adopted ASC 842 as of January 1, 2022. Lease assets and liabilities are recognized based on the present value of the future lease payments over the lease term at the lease commencement date and are presented on the consolidated statements of financial condition. The Company estimates its incremental borrowing rate based on information available at the commencement date in determining the present value of future payments. For additional information, see Note 14 — Leases.
Operating lease expense attributable to site leases is reported within cost of revenues in the Company’s Statement of Operations and Comprehensive Income/ (Loss); whereas lease expense attributable to all other operating leases is reported within selling, general, and administrative expense in the Company’s Statement of Operations and Comprehensive Income/ (Loss).
Revenue Recognition
The Company follows the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). The core principle underlying revenue recognition under ASC 606 is that revenue should be recognized as goods or services are transferred to customers in an amount that reflects the consideration to which the Company expects to be entitled. ASC 606 defines a five-step process to achieve this core principle. ASC 606 also mandates additional disclosure about the nature, amount, timing and uncertainty of revenues and cash flows arising from customer contracts, including significant judgments, and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.
The Company derives revenues through its subsidiaries from the sale of electricity and the sale of solar renewable energy credits (RECs) in Romania and guarantees of origin certificates (GoOs) in Poland. The Company receives Green Certificates based on the amount of energy produced in Romania. Energy generation revenue and solar renewable energy credits revenue are recognized as electricity generated by the Company’s solar energy facilities is delivered to the grid, at which time all performance obligations have been delivered. Revenues are based on actual output and contractual sale prices set forth its customer contracts.
The Company’s current portfolio of renewable energy facilities is generally contracted under long-term Country Renewable Programs (FIT programs) or Energy Offtake Agreements (PPAs/VPPAs) with creditworthy counterparties. Pricing of the electricity sold under these FITs and PPAs is generally fixed for the duration of the contract, although some of its PPAs have price escalators based on an index (such as the consumer price index) or other rates specified in the applicable PPA.
One solar park in the Netherlands receives pre-payments calculated at the beginning of the year and based on the previous years’ production (MWh’s produced) multiplied by a calculated average price per MWh for the year and divided by twelve. The Company books revenue monthly by multiplying actual production per the Company’s meters by the average price provided by the Offtaker at the beginning of the year to estimate revenue for the month. There is a true-up performed in June of the following year using actual power produced for the previous year multiplied by the average EPEX price (average actual market price per KWh for the year) less the prepayment for the year. If the true-up calculation is positive, The Offtaker settles with a payment to the Company. If the true-up is negative, the Company settles with a payment to Offtaker.
Disaggregated Revenues
The following table shows the Company’s revenues disaggregated by country and contract type:
	Three Months Ended June 30
Revenue, by Country	2023	2022
	(in thousands)
Italy	1,040	1,173
Romania	4,877	5,377
Germany	11	81
Netherlands	2,903	1,795
Poland	3,123	2,907
United States	33	5
Total	11,987	11,338
	Six Months Ended June 30
	2023	2022
	(in thousands)
Italy	1,696	1,829
Romania	8,110	9,844
Germany	13	99
Netherlands	3,283	2,086
Poland	4,169	4,248
United States	50	5
Total	17,321	18,111
	Three Months Ended June 30
Revenue, by Offtake Type	2023	2022
	(in thousands)
Country Renewable Programs	2,599	2,881
Green Certificates	3,075	3,278
Energy Offtake Agreements	5,879	5,119
Other Revenue	434	60
Total	11,987	11,338
	Six Months Ended June 30
	2023	2022
	(in thousands)
Country Renewable Programs	2,573	3,061
Green Certificates	4,958	5,815
Energy Offtake Agreements	9,331	9,093
Other Revenue	459	142
Total	17,321	18,111

Four customers represented 79% of revenues during the period ended June 30, 2023. compared to four customers that represented 48% for the period ended June 30, 2022. The revenues from these customers accounted for $12.7 million of revenue and $8.5 million for the periods ended June 30,2023 and 2022 respectively.
Four customers represented 81% of the Company’s accounts receivable for the period ended June 30, 2023. Four customers accounted for 75% of accounts receivable for the period ended June 30, 2022.
Unbilled Energy Incentives Earned
The Company derives revenues from the sale of green certificates for the Romania projects. The green certificates revenues are recognized in the month they are generated by the solar project and registered with the local authority. The Company considers them unbilled at the end of the period if they have not been invoiced to a third-party customer.
Cost of Revenue
Cost of revenue primarily consists of operations and maintenance expense, insurance premiums, property taxes and other miscellaneous costs associated with the operations of solar energy facilities. Costs are charged to expense as incurred.
Taxes Recoverable and Payable
The Company records taxes recoverable when there has been an overpayment of taxes due to timing of the Value Added Tax (VAT) between vendors and customers. The VAT tax can also be offset against a Country’s income taxes where the VAT was registered.
Development Cost
Development costs are incurred when the Company abandons the development or acquisition of renewable energy projects. The Company depends heavily on government policies that support our business and enhance the economic feasibility of developing and operating solar energy projects in regions in which we operate or plan to develop and operate renewable energy facilities. The Company can decide to abandon a project if it becomes uneconomic due to various factors, for example, a change in market conditions leading to higher costs of construction, lower energy rates, or other factors that change the expected returns on the project. In addition, political factors or otherwise where governments from time to time may review their laws and policies that support renewable energy and consider actions that would make the laws and policies less conducive to the development and operation of renewable energy facilities. Any reductions or modifications to, or the elimination of, governmental incentives or policies that support renewable energy or the imposition of additional taxes or other assessments on renewable energy, could result in, among other items, the lack of a satisfactory market for the development and/or financing of new renewable energy projects, our abandoning the development of renewable energy projects, a loss of our investments in the projects and reduced project returns, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
Risks and Uncertainties
The Company’s operations are subject to significant risks and uncertainties including financial, operational, technological, and regulatory risks and the potential risk of business failure. See Note 2 regarding going concern matters.
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply-chain disruption. These events are highly uncertain and as such, the Company cannot determine their financial impact at this time.

On May 1, 2023 First Republic Bank became the second largest bank failure to date. This was proceeded by the third largest bank failure on March 10, 2023 of Silicon Valley Bank, the March 12, 2023 failure of Signature Bank, the fourth largest bank failure in U.S history. These bank failures were the first three in a banking crises that included Credit Suisse and Deutsche, a bank that has extended a warehouse loan to the Company. The Company maintains cash balances in financial institutions which may exceed federally insured limits and is monitoring these events for both current and future liquidity.
Fair Value of Financial Instruments
The Company measures its financial instruments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:
Level 1 — Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Pricing inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date. Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Pricing inputs that are unobservable. Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable.
The Company holds various financial instruments that are not required to be measured at fair value. For cash and cash equivalents, restricted cash, accounts receivable, various debt instruments, prepayments and other current assets, accounts payable, accrued liabilities and other current liabilities, the carrying value approximated their fair values due to the short-term maturity of these instruments.
Business Combinations and Acquisition of Assets
The Company applies the definition of a business in ASC 805, Business Combinations, to determine whether it is acquiring a business or a group of assets. When the Company acquires a business, the purchase price is allocated to; (i) the acquired tangible assets and liabilities assumed, primarily consisting of solar energy facilities and land, (ii) the identified intangible assets and liabilities, primarily consisting of favorable and unfavorable rate Power Purchase Agreements (PPAs) and Renewable Energy Credit (REC) agreements, (iii) asset retirement obligations, (iv) non-controlling interest, and (v) other working capital items based in each case on their estimated fair values. The excess of the purchase price, if any, over the estimated fair value of net assets acquired is recorded as goodwill. The fair value measurements of the assets acquired, and liabilities assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs include, but are not limited to, estimates of future power generation, commodity prices, operating costs, and appropriate discount rates. These inputs required significant judgments and estimates at the time of the valuation. In addition, acquisition costs related to business combinations are expensed as incurred.
When an acquired group of assets does not constitute as a business, the transaction is accounted for as an asset acquisition. The cost of assets acquired, and liabilities assumed in asset acquisitions is allocated based upon relative fair value. The fair value measurements of the solar facilities acquired, and asset retirement obligations assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs include, but are not limited to, estimates of future power generation, commodity prices, operating costs, and appropriate discount rates. These inputs require significant judgments and estimates at the time of the valuation. Transaction costs incurred on an asset acquisition are capitalized as a component of the assets acquired.
The allocation of the purchase price directly affects the following items in the Company’s consolidated financial statements:

•
The amount of purchase price allocated to the various tangible and intangible assets, liabilities and non-controlling interests on the Company Balance Sheet,

•
The amounts allocated to all other tangible assets and intangibles are amortized to depreciation or amortization expense, with the exception of favorable and unfavorable rate land leases and unfavorable rate Operation and Maintenance (O&M) contracts which are amortized to cost of revenue; and

The period of time over which tangible and intangible assets and liabilities are depreciated or amortized varies, and thus, changes in the amounts allocated to these assets and liabilities will have a direct impact on the Company’s results of operations.
Income Taxes
Deferred taxes are determined using the asset and liability method; whereby, deferred tax assets are recognized for deductible temporary differences, operating loss and tax credit carry forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between the positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing-authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
As a result of the Tax Cuts and Jobs Act (TCJA) of 2017, the Company analyzed if a liability needed to be recorded for the deemed repatriation of undistributed earnings. It was determined that there is no outstanding liability associated with this based on overall negative undistributed earnings (accumulated deficit) in the consolidated foreign group. An additional provision of the TCJA is the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Company has elected to account for the impact of GILTI in the period in which the tax actually applies to the Company. During the fiscal years 2022 and 2021, the Company had overall net foreign losses and thus, there was no impact on the US taxable income calculations.
The Company is an inverted Company and treated as a US entity for all US income tax purposes. As a result, the Company will be obligated to comply with all U.S. income tax obligations applicable to domestic entities. Accordingly, the income tax provision has been prepared consistent with that of a U.S. entity.
Stock-Based Compensation
The Company accounts for stock-based compensation in accordance with ASC 718. Stock-based compensation expense for equity instruments issued to employees and non-employees is measured based on the grant-date fair value of the awards. The fair value of each stock unit is determined based on the valuation of the Company’s stock on the date of grant. The fair value of each stock option is estimated on the date of grant using the Black-Scholes-Merton stock option pricing valuation model. The Company uses the simplified method for calculating the expected term of their options. The Company recognizes compensation costs using the straight-line method for equity compensation awards over the requisite service period of the awards, which is generally the awards’ vesting period. The Company accounts for forfeitures of awards in the period they occur.
Use of the Black-Scholes-Merton option-pricing model requires the input of highly subjective assumptions, including (1) the expected terms of the option, (2) the expected volatility of the price of the Company’s common stock, and (3) the expected dividend yield of our common stock. The assumptions used in the option-pricing model represent management’s best estimates. These estimates involve inherent uncertainties and the application of management’s judgments. If factors change and different assumptions are used, the Company’s stock-based compensation expense could be materially different in the future. Additional inputs to the Black-Scholes-Merton option-pricing model include the risk-free interest rate and the fair value of the Company’s common stock. The Company determines the risk-free interest rate by using the U.S. Treasury Rates of the same period as the expected term of the stock-option.
Net Loss Per Share
Net loss per share is computed pursuant to ASC 260, Earnings per Share. Basic net loss per share attributable to common shareholders is computed by dividing net loss attributable to common shareholders by the weighted average number of shares of common stock outstanding for the period. Diluted net loss per share attributable to common shareholders is computed by dividing net loss attributable to common shareholders by the weighted average number of shares of common stock outstanding for the period plus the number of ordinary shares that would have been outstanding if all potentially dilutive ordinary shares had been issued, using the treasury stock method or if-converted method, as applicable. Potentially dilutive shares related to stock options, warrants, and convertible notes were excluded from the calculation of diluted net loss per share due to their anti-dilutive effect due to losses in each period. The following table sets forth the outstanding potentially dilutive securities that have been excluded in the calculation of diluted net loss per share because their inclusion would be anti-dilutive:
	June 30, 2023	June 30, 2022
	(in thousands)
Stock options granted and shares outstanding	26,365,738	26,365,738
Warrants	60,384	817,704
Total	26,426,122	27,183,442
Foreign Currency Transactions and Other Comprehensive Loss
Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which the Company operates, which is referred to as the functional currency. The functional currency of the Company’s foreign subsidiaries is typically the applicable local currency which is Romanian Lei (RON), Polish Zloty (PLN) or European Union Euros (EUR). Transactions denominated in foreign currencies are remeasured to the functional currency using the exchange rate prevailing at the balance sheet date for balance sheet accounts and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. Foreign currency gains or losses resulting from such remeasurement are included in the Consolidated Statement of Operations in the period in which they arise.
Transaction gains and losses are recognized in the Company’s Results of Operations based on the difference between the foreign exchange rates on the transaction date and on the reporting date. The Company had an immaterial net foreign exchange loss for the period ended June 30, 2023 and 2022.
The translation from functional foreign currency to United States Dollars (U.S. Dollar) is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. The effects of translating financial statements from functional currency to reporting currency are recorded in other comprehensive income. For the periods ended June 30, 2023 and 2022 the increase/(decrease) in comprehensive loss related to foreign currency translation gains was $2.8 million and ($2.6) million, respectively.

Recent Accounting Pronouncements Adopted
In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments-Credit losses (Topic 326), subsequently amended by ASU 2020-2. This new guidance will change how entities account for credit impairment for trade and other receivables, as well as for certain financial assets and other instruments held at amortized cost. The update will replace the current incurred loss model with an expected loss model. Under the incurred loss model, a loss (or allowance) is recognized only when an event has occurred (such as a payment delinquency) that causes the entity to believe that a loss is probable (that is has been “incurred”). Under the expected loss model, a loss (or allowance) is recognized upon initial recognition of the asset that reflects all future events that may lead to a loss being realized, regardless of whether it is probable that the future event will occur. The incurred loss model considers past events and conditions, while the expected loss model includes expectations for the future which have yet to occur. ASU 2018-19 was issued in November 2018 and excludes operating leases from the new guidance. The standard will require entities to record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the guidance is effective. For public business entities that meet the definition of a U.S. Securities and Exchange (SEC) filer, the update is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an Emerging Growth Company, the standard is effective for the Company’s annual reporting period and interim periods beginning first quarter of 2023. The Company has adopted this standard as of January 1, 2023 and the adoption did not have a material impact on the consolidated financial statements.
In August 2020, the FASB issued Accounting Standards Update 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815040). The ASU simplifies the accounting for certain financial instruments with characteristics of liabilities and equity. The FASB reduced the number of accounting models for convertible debt and convertible preferred stock instruments and made certain disclosure amendments to improve the information provided to users. In addition, the FASB amended the derivative guidance for the “own stock” scope exception and certain aspects of EPS guidance. For public business entities that meet the definition of a SEC filer, excluding entities eligible to be a smaller reporting company as defined by the SEC, the guidance is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. For all other entities, the guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company has adopted this standard as of January 1, 2023 and the adoption did not have a material impact on the condensed consolidated financial statements.

4.
Business Combination and Acquisitions of Assets

The Company applies the definition of a business in ASC 805, Business Combinations, to determine whether it is acquiring a business or a group of assets. When the Company acquires a business, the purchase price is allocated to (I) the acquired tangible assets and liabilities assumed, primarily consisting of solar energy facilities and land, (ii) the identified intangible assets and liabilities, primarily consisting of favorable and unfavorable rate PPAs and REC agreements, (iii) asset retirement obligations, (iv) non-controlling interests, and (v) other working capital items based in each case on their estimated fair values. The excess of the purchase price, if any, over the estimated fair value of net assets acquired is recorded as goodwill. The fair value measurements of the assets acquired, and liabilities assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs include, but are not limited to, estimates of future power generation, commodity prices, operating costs, and appropriate discount rates. These inputs required significant judgments and estimates at the time of the valuation. In addition, acquisition costs related to business combinations are expensed as incurred.
Acquisition of RA01 Sp. Z.O.O.
On March 24, 2022, the Company acquired a solar park portfolio located in Poland from a third party for a total purchase price, net of cash received, of $1.1 million. The transaction was accounted for as an acquisition of assets, whereby the Company acquired $1 million of property and equipment and $0.1 million of other assets.

Acquisition of Gardno Sp. Z.O.O.
On March 24, 2022, the Company acquired a solar park portfolio located in Poland from a third party for a total purchase price, net of cash received, of $6.6 million. The transaction was accounted for as an acquisition of assets, whereby the Company acquired $6.4 million of property and equipment, and $0.2 million of other assets.
Acquisition of Gardno 2 Sp. Z.O.O.
On March 24, 2022, the Company acquired a solar park portfolio located in Poland from a third party for a total purchase price, net of cash received, of $4.4 million. The transaction was accounted for as an acquisition of assets, whereby the Company acquired $4.3 million of property and equipment, and $0.1 million of other assets.

5.
Accounts Receivable

Accounts receivable relate to amounts due from customers for services that have been performed and invoices that have been sent. Unbilled energy incentives relate to services that have been performed for the customer but have yet to be invoiced. Accounts receivables, and unbilled energy incentives consist of the following (in thousands):
	June 30, 2023	December 31, 2022
Accounts receivable	5,116	5,916
Unbilled energy incentives earned	5,534	4,954
Total	10,650	10,870

6.
Prepaid Expenses and Other Current Assets

Prepaid and other current expenses generally consist of amounts paid to vendors for services that have not yet been performed. Other receivable, prepaid expenses and other current assets consist of the following (in thousands):
	June 30, 2023	December 31, 2022
Prepaid expenses and other current assets	1,850	2,871
Accrued Revenue	1,697	591
Other Receivable	1,843	947
Total	5,390	4,409

7.
Property and Equipment, Net

As of June 30, 2023, the Company had $167.9. million of net investment in property and equipment, as outlined in the table below (in thousands).
	June 30, 2023	December 31, 2022
Solar energy facilities	177,157	168,336
Building	1,135	1,076
Land	505	497
Leasehold improvements	119	118
Software and computers	463	335
Furniture and fixtures	372	281
Vehicle and other	34	—
Asset retirement	1,410	1,345
Construction in progress	6,227	5,227
Total property and equipment	187,422	177,215
Less: Accumulated depreciation	(19,498)	(15,422)
Total	167,924	161,793
There was $1.9 million transferred from construction in progress to solar energy facilities during the period through June 30, 2023.
Depreciation and Amortization expense for the six months ended June 30, 2023 was $3.6 million.

8.
Capitalized development cost and other long-term assets

Capitalized project costs are amounts paid to vendors that are related to the purchase and construction of solar energy facilities. Notes receivables and prepaids consist of amounts owed to the Company as well as amounts paid to vendors for services that have yet to be received by the Company. Capitalized cost and other long-term assets consisted of the following (in thousands):
	June 30, 2023	December 31, 2022
Capitalized development cost and other long-term assets	8,953	7,266
Other receivables	405	1,272
Total	9,358	8,538
Capitalized development cost relates to various projects that are under development for the period. As the Company closes either a purchase or development of new solar parks, these development costs are added to the final asset displayed in Property, and Equipment. If the company does not close on the prospective project, these costs are written off to Development Cost on the Consolidated Statement Operations and Comprehensive Income/(Loss).
Notes receivable and other long term prepaids relates to various notes outstanding, security deposits and various smaller prepayments issued for the period.

9.
Goodwill

There were no business combinations for the period ended June 30, 2023. The goodwill was partially offset by a foreign exchange gain of $35 thousand, resulting in a total balance of goodwill of $1.8 million. Goodwill activity consisted of the following during the period ended June 30, 2023:
Activity
(in thousands)
Goodwill – Balance January 1, 2022	$1,903
Additions	—
Impairment	—
Foreign currency translation adjustment	(145)
Goodwill – Balance December 31, 2022	$1,758
Additions	—
Impairment	—
Foreign currency translation adjustment	35
Goodwill – Balance June 30, 2023	$1,793

10.
Accounts Payable, Deferred Income

Accounts payable represent amounts owed to suppliers of goods and services that the Group has consumed through operations. Deferred income relates to income related to Green Certificates from Romania that have been received but not sold. Accounts payable and deferred income consist of the following (in thousands):
	June 30, 2023	December 31, 2022
Accounts payable	19,027	14,438
Deferred income	5,534	4,954
Total	24,561	19,392

11.
Accrued Liabilities

Accrued expenses relate various accruals for the entire group. Accrued interest represents the interest in debt not paid in the period ended June 30, 2023. Accrued liabilities consist of the following (in thousands):
	June 30, 2023	December 31, 2022
Accrued expenses	4,618	4,265
Accrued interest	7,552	5,269
Other accrued	509	350
Total	12,679	9,884

12.
Taxes Recoverable and Payable

Taxes recoverable and payable consist of VAT taxes payable and receivable from various European governments through group transactions in these countries. Taxes recoverable consist of the following (in thousands):
	June 30, 2023	December 31, 2022
Taxes recoverable	2,368	1,876
Less: Taxes payable	(1,290)	(1,135)
Total	1,078	741

13.
Green Bonds, Convertible and Non-convertible Promissory Notes

The following table reflects the total debt balances of the Company as June 30, 2023 and December 31, 2022. (in thousands):
	As of June 30 2023	As of December 31 2022
	(in thousands)
Green bonds	152,491	149,481
Convertible debt, secured	11,818	9,609
Senior secured debt and promissory notes	36,037	33,500
Total debt	200,346	192,590
Less current maturities	(187,454)	(21,631)
Long term debt, net of current maturities	12,892	170,959
Current maturities	187,454	21,631
Less current debt discount	(3,649)	(4,335)
Current maturities net of debt discount	183,805	17,296
Long-term maturities	12,892	170,959
Less long-term debt discount	—	(197)
Long-term maturities net of debt discount	12,892	170,762
During the period ended December 31, 2022, the Company incurred approximately $200 thousand, related to the green bonds discussed below. There were no debt issuance costs during the period ended June 30, 2023. Debt issuance costs are recorded as a debt discount and are amortized to interest expense over the life of the debt, upon the close of the related debt transaction, in the Consolidated Balance Sheet. Interest expense stemming from amortization of debt discounts for the six months ended June 30, 2023 was $3.4 million and for the year ending December 31, 2022 was $4.4 million.
Five-year debt maturities schedule
(in thousands)	2023 Jul 1 - Dec 31	2024	2025	2026	2027	Thereafter	Total
Gross Debt	$17,382	$170,059	$2,905	$890	$890	$6,872	$198,998
Total	$17,382	$170,059	$2,905	$890	$890	$6,872	$198,998
Senior secured debt:
In January 2020, GRT 1.1 GmbH entered into a senior secured loan of approximately $825 thousand with DKB Bank in Germany. The relates to and is secured by the acquisition of 1 photovoltaic installation as part of the GRT GmbH acquisition, with a stated interest rate of 2.05% and payments of principal and interest due quarterly. This loan matures in September 2039. The principal outstanding was $643 thousand and $660 thousand as of June 30, 2023 and December 31, 2022, respectively.
In January 2020, ALTN HoldCo UG entered into a construction financing loan with the opportunity to borrow up to $3.6 million from DKB Bank in Germany. During 2020 the Company made draws from the loan totaling $1.30 million. The loan relates to and is secured by the construction of 6 photovoltaic installations in Germany with a stated interest rate of 1.74%. This loan matures in September 2039. The principal outstanding was $1.25 million as of June 30, 2023 and December 31, 2022, respectively.
Promissory Note:
On September 30, 2015, AEG Plc entered into an agreement as part of the transaction with World Global Assets Pte. Ltd. (WGA), in conjunction with the spin out of WRMT, $492 thousand was assigned to various third parties as non-convertible promissory notes, with stated interest rate of 7.5% and a maturity date of December 31, 2020. The holder agreed to extend the maturity date of the debt through December 2022 and the principal balance continues to accrue interest at a stated rate of 7.5%. The Company had principal outstanding of $102 thousand as of June 30, 2023 and December 31, 2022, respectively.
In October 2018, in order to complete additional solar park acquisitions in Germany, one of the Company’s subsidiaries, Altam Inc., entered into a debt agreement with a third-party accredited investor, in connection with one of the Company’s indirect German subsidiaries, PCG_HoldCo UG (PCG). The debt carries a stated interest rate of 12%, with principal and interest due at maturity, and a term of 2 years. The principal outstanding was $3.8 million and $3.62 million as of December 31, 2022 and 2021, respectively. The debt is currently past due. The Company began accruing interest at the default interest rate of 18% in October 2020 and accrued additional interest penalties in 2021 and 2022.The penalty interest is included in the Accounts Payable.
On February 28, 2023, Alt US 03, a subsidiary of Alternus Energy Americas, entered into an agreement as part of the transaction with Sunrise Development, LLC to acquire rights to develop a solar park in Tennessee. The company entered into a construction promissory note of $920 thousand with a variable interest rate of prime plus 2.5% and due February 29, 2024. The Company had principal outstanding of $671 thousand as of June 30, 2023.
Convertible Promissory Notes:
In March 2021, the Company approved the issuance of $10.2 million (€9 million) of secured convertible loan notes. The notes have a 3-year term, accrue annual interest at a 10% stated rate and require interest payments every six months during the term. The notes are secured by a floating charge security over all property and assets of the Company, excluding the AEG ownership of Solis Bond Company DAC. All outstanding principal plus a premium of 120% is due 3 years from the date of issuance. The Company is entitled, at its sole option, to prepay the notes at a reduced premium of 110% on the second anniversary of the issuance. Between August 31, 2021 and March 9, 2023, the holders have the option to convert up to a total of 50% of the principal amount of the notes into shares of the Company’s common stock at a price of $4.80 (€4.00) per share which would result in the issuance of 1,125,000 shares, if exercised. If at any time, the market price of the Company’s ordinary shares is greater than $8.80 (€8.00) per share for 30 consecutive trading days, the Company is entitled to prepay the notes at 110% premium for any unconverted capital. The principal balance outstanding was $9.7 million and $9.6 million at June 30, 2023 and December 31, 2022 respectively. There were no conversions of debt to equity in 2022 or for the period ended June 30, 2023.
In March 2023, the Company approved the issuance of $922 thousand of secured convertible debt in three tranches of $271 thousand, $271 thousand and $380 thousand, carrying a 14% annual interest rate. The holder of the notes will have the option, beginning 90 days after the close of the business combination between the Company and Clean Earth Acquisitions Corp. and until (i) the maturity date and (ii) such note is fully paid, to convert the full principal balance and any accrued but unpaid interest into 1,320,000 shares of common stock of Clean Earth Acquisitions Corp. Alternatively, should the business combination not complete by April of 2024, the holder has the right to convert the full principal balance and any accrued but unpaid interest into the Company’s ordinary shares at a conversion price of 9 NOK per share.
In January 2023, Alternus Fundco, a subsidiary of AEG, Plc, entered into a €1 million convertible promissory note with a 10% interest maturing in January 2025. The holders of the notes will have the option, beginning 90 days after the close of the business combination between the Company and Clean Earth Acquisitions Corp. and until such note is fully paid, to convert the full principal balance and any accrued but unpaid interest into common stock of Clean Earth Acquisitions Corp. The conversion price for these shares is the per share market price on the date the noteholder informs the Company of his intention to convert the debt. The outstanding balance was €1 million as of June 30, 2023.
There were no conversions of debt to equity in 2022 or for the period ended June 30, 2023.
Other Debt:
In January 2021, the Company approved the issuance by one of its subsidiaries, Solis, of a series of 3-year senior secured green bonds in the maximum amount of $242 million (€200 million) with a stated

coupon rate of 6.5% + EURIBOR and quarterly interest payments. The bond agreement is for repaying existing facilities of approximately $40 million (€33 million), and funding acquisitions of approximately $87.2 million (€72.0 million). The bonds are secured by the Solis Bond Company’s underlying assets. The Company raised approximately $125 million (€110.0 million) in the initial funding. In November 2021, Solis Bond Company DAC, completed an additional issue of $24 million (€20 million). The additional issue was completed at an issue price of 102% of par value, corresponding to a yield of 5.5%. The Company raised $11.13 million (€10 million) in March 2022 at 97% for an effective yield of 9.5%. In connection with the bond agreement the Company incurred approximately $11.8 million in debt issuance costs. The Company recorded these as a discount on the debt and they are being amortized as interest expense over the contractual period of the bond agreement. As of December 31, 2022 and 2021, there was $149.5 million and $147.2 million outstanding on the Bond, respectively. As of June 30, 2023 and 2022 there was $152.5 million and $146.9 million outstanding on the Bond, respectively.
As of December 31, 2022, the Company’s wholly owned subsidiary, Solis Bond Company DAC, was in breach of the three financial covenants under Solis’ Bond terms: (i) the minimum Liquidity Covenant that requires the higher of EUR 5.5 million or 5% of the outstanding Nominal Amount, (ii) the minimum Equity Ratio covenant of 25%, and (iii) the Leverage Ratio of NIBD/EBITDA to not be higher than 6.5 times for the year ended December 2021, 6.0 times for the year ended December 31, 2022 and 5.5 times for the period ending on the maturity date of the Bond, January 6, 2024. The Solis Bond carries a 3 months EURIBOR plus 6.5% per annum interest rate, and has quarterly interest payments, with a bullet payment to be paid on January 6, 2024. The Solis Bond is senior secured through a first priority pledge on the shares of Solis and its subsidiaries, a parent guarantee from Alternus Energy Group Plc, and a first priority assignment over any intercompany loans.
In April 2023 the bond holders approved a temporary waiver and an amendment to the bond terms to allow for a change of control in Solis (which allows for the transfer of Solis and its subsidiaries underneath Clean Earth Acquisitions Corp. on Closing). In addition, bondholders received a preference share in an Alternus Midco, which will hold certain development projects in Spain and Italy. The shares will have preference on any distribution from Midco to Alternus up to €10 million, and Midco will divest assets to ensure repayment of the €10 million should the bonds not have been fully repaid at maturity (January 6, 2024). Finally, bondholders will receive a 1% amendment fee, which equates to €1.4 million.
On June 5, 2023 the bondholders approved an extension to the waiver to September 30, 2023 and the bond trustee was granted certain additional information rights and the right to appoint half of the members of the board of directors of Solis, in addition to the members of the board appointed by Alternus. Under the waiver agreement, Solis must fully repay the Bonds by September 30, 2023. If Solis is unable to fully repay the Bonds by September 30, 2023, Solis’ bondholders have the right to immediately transfer ownership of Solis and all of its subsidiaries to the bondholders and proceed to sell Solis’ assets to recoup the full amount owed to the bondholders, which is currently €147,000,000 (approximately $158,000,000). If the ownership of Solis and all of its subsidiaries were to be transferred to the Solis bondholders, the majority of Alternus’ operating assets and related revenues and EBIDTA would be eliminated.
The Solis bond debt is currently recorded as short-term debt, since the current waiver period is through September 30, 2023.
Solis has engaged Pareto Securities AS to explore a refinancing of the bond. The Company has also engaged a leading global firm to support a potential sale of some or all of the assets. The refinancing may be completed in conjunction with a potential sale of certain assets in Solis. We are in advanced discussions with numerous third parties around both the potential refinancing and/or sale of the Solis assets. There are no definitive refinancing or sale agreements executed as of the date of this report and there is no guarantee that these processes will complete by September 30, 2023 or at all.
In April 2021, the Company acquired 60% of the share capital of a Netherlands company, Unisun Energy Holding B.V. Unisun owns a building with an outstanding mortgage loan of $488 thousand (€432 thousand) as of December 31, 2022. The mortgage loan on the building carries an interest rate of 6.5%, principal and interest is due monthly through December 2039.
In August 2021, the Company’s subsidiary, Blue Sky Energy, entered into an agreement with ING Bank, Netherlands for financing the Rotterdam Airport Project for approximately $9.5 million (€8.4 million).

The loan has an interest rate of 1.55% per year for the first 10 years and increases to 2.19% per year for the remainder of the term. The loan matures in September 2036. The loan is secured by the airport project. The loan has an outstanding balance of $9.94 million as of December 31, 2022.
In December 2021, the Company’s subsidiary, Alternus Energy Construction Holdings, entered into a $1.8 million (€1.6 million) secured note which matures in June 2023. The note proceeds were used to refund equity and costs associated with the Unisun acquisition and the Rotterdam Development Project Equity and is secured by the Rotterdam airport project. The note has an interest rate of 9%. The outstanding balance was $1.71 and $1.81 million at December 31, 2022 and 2021 respectively.
On December 21, 2022, Alternus Energy Group’s wholly owned Irish subsidiaries, AEG JD 01 LTD and AEG MH 03 LTD entered in a financing facility with Deutsche Bank AG (“Lender”). This is a committed revolving debt financing of EUR 80,000,000 to finance eligible project costs for the acquisition, construction, and operation of installation/ready to build solar PV plants across Europe, including the capacity for the financing to be upsized via a EUR 420,000,000 uncommitted accordion facility to finance a pipeline of further projects across Europe with a total combined capacity of 600 MWp (the “Warehouse Facility”). The Warehouse Facility, which matures on the third anniversary of the closing date of the Credit Agreement (the “Maturity Date”), bears interest at Euribor plus an aggregate margin at a market rate for such facilities, which steps down by 0.5% once the underlying non-Euro costs financed reduces below 33.33% of the overall costs financed. The Warehouse Facility is not currently drawn upon, but once drawn, capitalizes interest payments until projects reach their commercial operations dates through to the Maturity Date; it also provides for mandatory prepayments in certain situations.

14.
Leases

The Company determines if an arrangement is a lease or contains a lease at inception, or acquisition when the Company acquires a new park. The Company has operating leases for corporate offices and land with remaining lease terms of 5 to 28 years.
Operating lease assets and operating lease liabilities are recognized based on the present value of the future lease payments over the lease term at the commencement date. As most of the Company’s leases do not provide an implicit rate, the Company estimates its incremental borrowing rate based on information available at the commencement date in determining the present value of future payments. Lease expense related to the net present value of payments is recognized on a straight-line basis over the lease term.
The key components of the company’s operating leases were as follows (in thousands):
	June 30, 2023	December 31, 2022
Operating Lease – Operating Cash Flows (Fixed Payments)	536	1,121
Operating Lease – Operating Cash Flows (Liability Reduction)	465	932
New ROU Assets – Operating Leases	—	10,551
Weighted Average Lease Term – Operating Leases (years)	21.20	21.54
Weighted Average Discount Rate – Operating Leases	7.10%	7.10%
The Company’s operating leases generally relate to the rent of office building space, as well as land and rooftops upon which the Company’s solar parks are built. These leases include those that have been assumed in connection with the Company’s asset acquisitions and business combinations. The Company’s leases are for varying terms and expire between 2027 and 2051.
As a part of the Rakowic acquisition, the company acquired an operating lease to the land where the solar parks are located. The combined estimated annual cost of the leases is $6 thousand. The leases commenced in 2022 and run through 2046.
In March 2022, the Company entered a new lease for additional office space in Ireland with a term of 9 years. The estimated annual cost of the lease is $136 thousand.
In April 2022, the Company entered a new lease for office space in the US with a term of 7.5 years. The estimated annual cost of the lease is $147 thousand.

Maturities of lease liabilities as of June 30, 2023 were as follows:
Five-year lease schedule:	(in thousands)
2023	$338
2024	861
2025	885
2026	909
2027	935
Thereafter	16,924
Total lease payments	20,852
Less imputed interest	11,092
Total	$9,760
The Company had no finance leases as of June 30, 2023.

15.
Commitments and Contingencies

Litigation
From time to time, we are subject to various legal proceedings and claims that arise in the ordinary course of our business activities. In connection with such litigation, the Company may be subject to significant damages. We may also be subject to equitable remedies and penalties. Such litigation could be costly and time consuming and could divert or distract Company management and key personnel from its business operations. Although the results of litigation and claims cannot be predicted with certainty, as of the date of this proxy statement, we do not believe we are party to any claim or litigation, the outcome of which, if determined adversely to us, would individually or in the aggregate be reasonably expected to have a material adverse effect on our business. However, due to the uncertainty of litigation and depending on the amount and the timing, an unfavorable resolution of some or all of these matters could materially affect the Company’s business, results of operations, financial position, or cash flows.
On May 4, 2023 Alternus received notice that Solartechnik filed an arbitration claim against Alternus Energy Group PLC, Solis Bond Company DAC and ALT POL HC 01 SP. Z.o.o. in the Court of Arbitration at the Polish Chamber of Commerce, claiming that PLN 24,980,589 (approximately $5.8 million) is due and owed to Solartechnik pursuant to a preliminary share purchase agreement by and among the parties that did not ultimately close, plus costs, expenses, legal fees and interest. The Company has accrued a liability for this loss contingency in the amount of approximately $5.8 million, which represents the contractual amount allegedly owed. It is reasonably possible that the potential loss may exceed our accrued liability due to costs, expenses, legal fees and interest that are also alleged by Solartechnik as owed, but at the time of filing this report we are unable to determine an estimate of that possible additional loss in excess of the amount accrued. The arbitration is in its early stages, and the Company intends to vigorously defend this action.

16.
Asset Retirement Obligations

The Company’s AROs mostly relate to the retirement of solar park land or buildings. The discount rate used to estimate the present value of the expected future cash flows for the year ended June 30, 2023 and December 31, 2022 was 7.1%.

Activity
ARO Liability – Balance January 1, 2022	$625
Additional obligations incurred	733
Accretion expense	76
Foreign exchange loss (gain)	27
ARO Liability – Balance December 31, 2022	$1,461
Additional obligations incurred	—
Accretion expense	39
Foreign exchange loss (gain)	71
ARO Liability – June 30, 2023	$1,571

17.
Shareholders’ Equity

Common Stock Issuances:
There were no common stock issuances for the period ended June 30, 2023 and 2022 respectively.
Warrants
As of June 30, 2023, warrants to purchase up to 60,384 shares of restricted Class A common stock were issued and outstanding. These warrants related to financing activities and were recorded as a debt discount using the relative fair value method, which is amortized to using the effective interest method to interest expense over the term of the related debt instrument. The company did not issue any additional warrants in 2023 and 84,378 warrants expired during the second quarter of 2023.
	Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)
Outstanding – December 31, 2022	220,182	$2.45	0.55
Issued during the year	—	—	—
Expired during the year	(159,798)	—	—
Outstanding – June 30, 2023	60,384	2.45	0.20
Exercisable – June 30, 2023	60,384	$2.45	$0.20

18.
Earnings per Share

The calculation of basic and diluted earnings per share for the three and six months ended June 30, 2023 and 2022 was as follows (in thousands, except share and per share amounts):
	Three Months Ended June 30		Six Months Ended June 30
	2023	2022	2023	2022
Net income/(loss) attributable to common stockholders	$(2,811)	$843	$(10,179)	$(4,044)
Common stock outstanding
Weighted average shares outstanding – Basic	26,365,738	26,354,633	26,365,738	26,354,633
Warrants	—	125,652	—	—
Weighted average shares outstanding – Diluted	—	26,480,285	—	—
Basic gain/(loss) per share	$(0.11)	$0.03	$(0.39)	$(0.15)
Diluted gain/(loss) per share	$—	$0.03	$—	$—

For the three months ended June 30, 2022, the calculation of diluted weighted average shares of common stock outstanding includes 125,652 warrants for the Company’s common stock provided to holders of Alternus common stock and debt. These warrants were not exercised and expired as of June 30, 2023.

19.
Stock-Based Compensation

Stock Options
The Company recorded no stock compensation expense for the six months ended June 30, 2023 and the year ended December 31, 2022 related to stock options. All stock-based compensation expense is included in selling, general and administrative expense in the consolidated statements of operations.
The Company did not grant any stock options during the six month period ended June 30, 2023.
The following table summarizes stock option activity for the period ended June 30, 2023 and the year ended December 31, 2022:
	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
				(in thousands)
Outstanding, December 31,2021	—	—
Granted	43,000	$2.98
Exercised	—	—
Expired or Forfeited	—	—
Outstanding, December 31, 2022	43,000	$2.98	8.9	15
Granted	—	—	—	—
Exercised	—	—	—	—
Expired or Forfeited	—	—	—	—
Outstanding – June 30, 2023	43,000	$2.98	8.4	15
Exercisable – June 30, 2023	43,000	$2.98	8.4	15
There was no unrecognized compensation cost related to stock options.
Restricted Stock Awards
No RSA were issued by the Company in as of June 30, 2023 or in the year 2022.
The Company recorded no stock-based compensation expense for the period ended June 30, 2023 and 2022. All stock-based compensation expense is included in selling, general and administrative expense in the consolidated statements of operations.

20.
Geographical Information

The Company has one reportable segment, reflecting the aggregation of the Company’s operating segments that consist of PV operations by geographical region. The decision-making group is the senior executive management team which consists of Vincent Brown, Chief Executive Officer, Joseph Duey, Chief Financial Officer, and Taliesin Durant, Chief Legal Officer. The following tables present geographic information related to the Company’s single reportable segment.

	Three Months Ended June 30
Revenues	2023	2022
	(in thousands)
Italy	1,040	1,173
Romania	4,877	5,377
Germany	11	81
Netherlands	2,903	1,795
Poland	3,123	2,907
United States	33	5
Total	11,987	11,338
	Six Months Ended June 30
Revenues	2023	2022
	(in thousands)
Italy	$1,696	$1,829
Romania	8,110	9,844
Germany	13	99
Netherlands	3,283	2,086
Poland	4,169	4,248
United States	50	5
Total	$17,321	$18,111
	Three Months Ended June 30
Cost of Revenues, by Country	2023	2022
	(in thousands)
Italy	231	107
Romania	609	1,581
Germany	3	3
Netherlands	288	266
Poland	1,106	515
United States	7	—
Total	2,244	2,472
	Six Months Ended June 30
Cost of Revenues	2023	2022
	(in thousands)
Italy	$481	$253
Romania	1,538	3,440
Germany	5	14
Netherlands	370	365
Poland	1,968	909
United States	26	—
Total	$4,388	$4,981

21.
Related Party

Related party transactions are a transfer of resources, services, or obligations between the Company and a related party, regardless of whether a price is charged. Parties are considered related if one party has control, joint control, or a significant influence over the other party in making financial and operating decisions. Financial assets and financial liabilities are recognized when the Company becomes a party to the contractual provisions of the instrument.
	Six Months Ended June 30,
Transactions with Directors	2023	2022
	(in thousands)
Loan from Vestco, a related party to Board member and CEO Vincent Brown	$210	$—
Total	$210	$—
	Six Months Ended June 30,
Director’s remuneration	2023	2022
	(in thousands)
Remuneration in respect of services as directors	$286	$338
Remuneration in respect to long term incentive schemes	—	—
Total	$286	$338

22.
Subsequent Events

Management has evaluated subsequent events that have occurred through August 31, 2023, which is the date the financial statements were available to be issued and has determined that there were no subsequent events that required recognition or disclosure in the financial statements as of and for the period ended June 30, 2023, except as disclosed below.
In July of 2023, one of the Company’s Spanish subsidiaries acquired a 32 MWp portfolio of Solar PV projects in Valencia, Spain, known as the “NF Projects” with an initial payment of ~€1.5m, financed through a bank loan having a six-month term and accruing ‘Six Month Euribor’ plus 2% margin, currently 5.9% interest. The portfolio consists of six projects in total: five of which, totaling 24.4 MWp, are expected to reach operation in Q2 2024, with the remaining project expected to achieve operation in Q1 2025.
In July, one of the Company’s US subsidiaries acquired a 32 MWp solar PV project in Tennessee, known as “Dancing Horse” for $2.4 million financed through a bank loan having a 6 month term and accruing 2.2% interest. Dancing Horse is expected to start operating in Q1 2025. 100% of offtake is already secured by 30-year power purchase agreements with two regional utilities.
On August 10, 2023 Solis Bond Company DAC (“Solis”) appointed Are Remseth Gloersen and Paul McGowan as two additional independent directors to Solis’ Board of Directors, bringing the total number of directors of Solis to four.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Auditor’s Report
TO THE DIRECTORS AND SHAREHOLDERS OF LUCAS EST SRL AND ECOSFER ENERGY SRL
Opinion
1.
We have audited the accompanying special-purpose combined financial statements of Lucas Est SRL and Ecosfer Energy SRL (“the Companies”), entities incorporated in Romania, which comprise the combined balance sheets as at December 31, 2019 and December 31, 2020, and the related combined statements of income, retained earnings and cash flows for the financial years then ended, and the related notes to the financial statements, presenting the following:

	Year ended Dec 31, 2019	Year ended Dec 31, 2020
• Combined Net Assets / Total equity and reserves:	USD(3,667,450)	USD(2,362,743)
• Net combined income / (loss) of the year:	USD(520,854)	USD1,489,648

2.
In our opinion, the special purpose financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies as of December 31, 2019 and December 31, 2020, and the combined results of operations and cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

BASIS FOR OPINION
3.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“U.S. GAAS”). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Companies and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

RESPONSIBILITIES OF MANAGEMENT FOR THE FINANCIAL STATEMENTS
4.
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

5.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Companies’ ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

AUDITOR’S RESPONSIBILITIES FOR THE AUDIT OF THE FINANCIAL STATEMENTS
6.
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
7.
In performing an audit in accordance with generally accepted auditing standards, we:

•
Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Companies’ ability to continue as a going concern for a reasonable period of time.

8.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Bucharest, December 19, 2022
Mazars Romania S.R.L.
4B Ing. George Constantinescu street, 5th floor,
Globalworth Campus, Building B, Bucharest, Romania
Tel: +031 229 2600
www.mazars.ro

LUCAS EST SRL and ECOSFER ENERGY SRL
COMBINED BALANCE SHEETS
AS OF DECEMBER 31, 2020, and 2019
(all amounts are expressed in USD, unless otherwise stated)
	December 31, 2019	December 31, 2020
Assets
Current Assets
Cash & Cash Equivalents	$1,825,920	$1,118,344
Accounts Receivable	3,662,247	3,115,724
Inventories	25,162	27,052
Prepayments	31,670	36,800
Total Current Assets	$5,544,999	$4,297,920
Non-Current Assets
Property, plant, and equipment	$11,241,510	$9,578,200
Financial assets	40,736	264,009
Total Non-Current Assets	11,282,246	9,842,209
Total ASSETS	$16,827,245	$14,140,129
Equity and Liabilities
Current Liabilities
Accounts Payable	$19,538,530	$15,451,273
Borrowings, Short Term	966,165	1,051,599
Total Liabilities	$20,504,695	$16,502,872
Shareholders’ Equity/(Deficit)
Subscribed and paid in capital	$220,716	$220,721
Retained Earnings	(4,051,386)	(2,561,738)
Other Comprehensive Income	153,220	(21,726)
Total Equity	(3,677,450)	(2,362,743)
Total Equity and Liabilities	$16,827,245	$14,140,129
The accompanying notes are an integral part of these combined financial statements

LUCAS EST SRL and ECOSFER ENERGY SRL
COMBINED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2020, and 2019
(all amounts are expressed in USD, unless otherwise stated)
	Year Ended December 31, 2019	Year Ended December 31, 2020
Revenue	$3,387,215	$5,913,004
Cost of Sales	(513,361)	(1,139,011)
Total Gross Profits	$2,873,854	$4,773,993
Operating Expenses
Depreciation and amortisation	(2,361,552)	(2,360,764)
Operation and Maintenance	(82,888)	(94,778)
Energy Market Fee	(31,460)	(36,918)
Other Expenses (Water and Energy)	(16,148)	(18,779)
Other Operating Expenses	(318,630)	(357,149)
Total Operating Expenses	$2,810,678	$2,868,388
Income / (Loss) from operations	$63,176	$1,905,605
Other Income / (Expense)
Financial Income	216,182	64,355
Financial Expenses	(779,524)	(480,312)
Total Other Expense	$(563,342)	$(415,957)
Net Income / (Loss) before Income taxes	$(500,166)	$(1,489,648)
Income Tax	(20,688)	—
Total Net Income/(Loss)	$(520,854)	$1,489,648
The accompanying notes are an integral part of these combined financial statements

LUCAS EST SRL and ECOSFER ENERGY SRL
COMBINED STATEMENTS OF RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2020, and 2019 (Restated)
(all amounts are expressed in USD, unless otherwise stated)
USD	Subscribed and Paid in Capital	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at January 1, 2019	$220,716	—	$(3,530,532)	$(3,309,816)
Gain / (loss) on currency translation adjustment	—	153,220		153,220
Net loss	—	—	(520,854)	(520,854)
Balance at December 31, 2019	$220,716	$153,220	$(4,051,386)	$(3,677,450)
USD	Subscribed and Paid in Capital	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at January 1, 2020	$220,716	$153,220	$(4,051,386)	$(3,677,450)
Share capital increase	5			5
Gain / (loss) on currency translation adjustment	—	(174,946)	—	(174,946)
Net income	—	—	1,489,648	1,489,648
Balance at December 31, 2020	$220,721	$(21,726)	$(2,561,738)	$(2,362,743)
The accompanying notes are an integral part of these combined financial statements

LUCAS EST SRL and ECOSFER ENERGY SRL
COMBINED STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2020, and 2019
(all amounts are expressed in USD, unless otherwise stated)
Cash flow statement	Year Ended Dec 31, 2019	Year Ended Dec 31, 2020
A. CASH FLOWS FROM OPERATIONS
I. Net Income/(Loss) of the year	$(520,854)	$1,489,648
II. Adjusted For:
– Net Foreign Exchange Gains/Losses	555,544	340,850
– Interest Revenues	(107)	(149)
– Interest Expenses	12	31
– Movement in Accounts Receivable and Other Receivables	579,932	767,463
– Movement in Accounts Payable and Other Payables	(1,701,951)	(5,529,093)
– Depreciation	2,361,552	2,360,764
III. Net cash flows generated from/(used in) operation activities	$1,274,128	$(570,487)
B. CASH FLOWS FROM INVESTING ACTIVITIES
Financial Assets (Increase)/Decrease	$(11,782)	$(206,180)
– Cash used for assets plant	—	(12,568)
III. Net cash used in investing activities	$(11,782)	$(218,748)
C. CASH FLOWS FROM FINANCING ACTIVITIES
– Payments of Debt Principal – Related Parties	—	(1,837)
– Interest Paid	(12)	(31)
– Interest Received	107	149
– Share Capital Increase	—	5
III. Net cash generated from/(used in) financing activities	95	(1,714)
D. NET VARIATION IN CASH AND CASH EQUIVALENTS	$1,262,441	$(707,576)
EFFECT OF EXCHANGE RATE ON CASH	(35,185)	83,373
E. CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD	598,664	1,825,920
F. CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	$1,825,920	$1,118,344
The accompanying notes are an integral part of these combined financial statements

LUCAS EST SRL and ECOSFER ENERGY SRL
NOTES TO THE COMBINED FINANCIAL STATEMENTS
1.
Organization and Formation

Lucas EST SRL. (“Lucas”, “Lucas EST SRL” or the “Company1”) was incorporated in Romania in December 2008. Lucas is registered at the Romanian Trade Registry under no. J40/21060/2008, and it has the unique identification number RO 24882230. The company’s registered address is in Bd. Apicultorilor no. 3D, Sector 1, Bucharest, Romania.
ECOSFER ENERGY SRL (“Ecosfer”, “ECOSFER ENERGY SRL” or the “Company2”) was incorporated in Romania in December 2012. Ecosfer is registered at the Romanian Trade Registry under no. J40/14833/2012, and it has the unique identification number RO 29351360. The company’s registered address is in Bd. Apicultorilor no. 3D, Sector 1, Bucharest, Romania.
Lucas and Ecosfer shall also be jointly referred to as the “Companies” (or individually the “Company”).
2.
Immediate and Ultimate Parent Undertaking and Controlling Party

LUCAS EST SRL is a special purpose vehicle owned at the date of preparing these special-purpose financial statements by SOLIS BOND COMPANY DESIGNATED ACTIVITY COMPANY (Solis Bond DAC), a Dublin, Ireland based company. The ultimate parent of the group to which the Company belongs (Alternus Energy Group) is Alternus Energy, Inc., US.
ECOSFER ENERGY SRL is a special purpose vehicle owned at the date of these special-purpose financial statements by SOLIS BOND DESIGNATED ACTIVITY COMPANY (Solis Bond DAC), a Dublin, Ireland based Company. The ultimate parent of the Group to which the Company belongs (Alternus Energy Group) is Alternus Energy Inc., US.
The control over the Companies was transferred from Renesola New Energy SARL to Solis Bond DAC (Alternus Energy Group) in March 2021, when the Companies were acquired by Alternus Group.
3.
Liquidity

As reflected in the accompanying financial statements, the Companies reported a combined net gain of $1.49 million for the year ended December 31, 2020, and a combined net loss of $521 thousand for the year ended December 31, 2019. The Companies had accumulated shareholders’ deficit of $2.36 million, a working capital deficit of $12.20 million and unrestricted cash and cash equivalents of $1.12 million for the year ended 2020. The Companies had accumulated shareholders’ deficit of $3.68 million, a working capital deficit of $14.96 million and unrestricted cash and cash equivalents of $1.83 million for the year ended 2019.
The recent outbreak of the corona virus, also known as “COVID-19”, has spread across the globe and is impacting worldwide economic activity. The extent to which the corona virus may impact the Company’s business activities will depend on future developments, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, business disruptions, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. COVID-19 has not substantially impacted the operations of the Group and its core operations.
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply-chain disruption. These events are highly uncertain and as such, the Companies cannot determine their financial impact at this time.

4.
Summary of Significant Accounting Policies

Basis of Presentation
The Combined Financial Statements include the Combined Balance Sheets, Combined Statements of Income, Combined Statements of Retained Earnings and Combined Statements of Cash Flows of the Companies, and have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) from records maintained by the Companies, by adding the individual figures reported by each of the two companies, and eliminating intercompany transactions and balances (if any).
The Companies maintain their records in accordance with the laws of Romania (the jurisdiction where the Companies are located), in the Romanian currency (“RON” — Romanian Leu), The translation from RON to USD for the purpose of these U.S. GAAP Financial statements has been performed using the conversion principles listed in the below section “Foreign Currency Transactions and Other Comprehensive Loss”.
Certain monetary amounts, percentages, and other figures included elsewhere in these financial statements have been subject to rounding adjustments. Accordingly, figures shown as totals in certain tables may not be the arithmetic aggregation of the figures that precede them, and figures expressed as percentages in the text may not total 100% or, as applicable, when aggregated may not be the arithmetic aggregation of the percentages that precede them.
Use of Estimates
The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses for the periods presented. Significant items subject to such estimates include, but are not limited to, the assumptions utilized in the valuation of the assets acquired and liabilities assumed, the calculation of stock and warrant compensation expense, asset retirement obligations, useful life of property and equipment, and impairment of long-lived assets. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustment when facts and circumstance dictate. These estimates are based on information available as of the date of financial statements; therefore, actual results could differ from these estimates.
Cash and Cash Equivalents
The Companies consider cash and highly liquid investments with original maturities of three months or less to be cash and cash equivalents. The Companies maintain their cash and cash equivalents with Unicredit Bank, one of the major banks active in Romania (part of UniCredit Banking Group, Italy). The Companies periodically assess the financial condition of the bank and believe the risk of loss to be remote.
Accounts Receivable
Accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment within that period. Accounts receivable are presented net of allowance for doubtful accounts. The Company establishes an allowance for doubtful customer accounts, if required, through a review of historical losses, specific customer balances, and industry economic conditions. Customer accounts are charged off against the allowance for doubtful accounts when management determines that the likelihood of eventual collection is remote. The Company extends credit based on an evaluation of customers’ financial condition and determines any additional collateral requirements. Exposure to losses on receivables is principally dependent on each customer’s financial condition. The Company considers invoices past due when they are outstanding longer than the stated term. Additionally, the Company monitors its exposure to credit losses and maintains allowances for anticipated losses. Management considers the carrying value of accounts receivable to be fully collectible. If amounts become uncollectible, they are charged to operations in the period in which that determination is made.

Property and Equipment
Property and equipment are stated at cost less accumulated depreciation, amortization and impairment. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Depreciation is computed on a straight-line basis over the estimated useful lives.
The useful lives used for the main items of Lucas’ property, plant and equipment range from 4 to 24 years, with the main items of tangible non-current assets (solar facility equipment) being depreciated between 8 and 12 years.
The useful lives used for the Ecosfer’s property, plant and equipment range from 5 to 24 years, with the main items of tangible non-current assets (solar facility equipment) being depreciated between 8 and 12 years.
Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. Expenditures for maintenance and repairs, which do not materially extend the useful lives of assets, are charged to expense as incurred. Upon retirement, sale or other disposition of equipment, the cost and accumulated depreciation are removed from the respective accounts and a gain or loss, if any, is recognized in income/ (loss) from operations in the Combined Statements of Income during the year of disposal. When the Companies abandon the anticipated construction of a new solar energy facility during the development phase, costs previously capitalized to development in progress are written off.
Impairment of Property, Plant & Equipment
The Companies review their investments in property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment is evaluated at the asset group level, which is determined based upon the lowest level of separately identifiable cash flows. When evaluating for impairment, if the estimated undiscounted cash flows from the use of the asset group are less than the asset group’s carrying amount, then the asset group is deemed to be impaired and is written down to its fair value. The amount of the impairment loss is equal to the excess of the asset group’s carrying value over its estimated fair value. The Companies did not record any impairment loss during the years ended December 31, 2020 and 2019.
Leases
As of December 31, 2020, the Companies accounted for leases in accordance with ASC Topic 840, Leases (“ASC 840”). In accordance with ASC 840, the Company accounts for a lease as an operating lease, unless it meets one of the following criteria, which would trigger classification as a capital lease:
•
the lease transfers ownership of the property to the lessee by the end of the lease term;

•
the lease contains a bargain purchase option;

•
the lease term is equal to 75 percent or more of the estimated economic life of the leased property; or

•
the present value of minimum lease payments at the beginning of the lease term equals or exceeds 90 percent of the fair value of the leased asset.

The Companies recognize lease expense related to operating leases with an escalating/ (de-escalating) lease payment schedule on a straight-line basis, and differences between the amount of expense recorded and lease payments results in the recognition of a deferred rent liability or asset balance. Operating lease expense attributable to site leases is reported within cost of revenues in the Company’s Statement Income; whereas lease expense attributable to all other operating leases is reported within “other operating expenses” in the Companies’ Statement of Income.
The Companies initially record capital leases through the recognition of a capital lease asset and capital lease liability for an amount equal to the present value of the associated minimum lease payments over the lease term, as measured at the start of the lease. Capital lease asset balances, which the Companies report within property and equipment on the balance sheet, are amortized (1) in a manner consistent with the Companies’ normal depreciation policy for owned assets if the transfer of ownership criterion or bargain purchase option criterion triggered the capital lease classification or (2) over the lease term if capital lease classification was triggered by such lease term or the present value of minimum lease payments.
The Companies did not have significant lease contracts in the years ended December 31, 2019 and 2020.
Revenue Recognition
The Companies follow the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). The core principle underlying revenue recognition under ASC 606 is that revenue should be recognized as goods or services are transferred to customers in an amount that reflects the consideration to which the Company expects to be entitled. ASC 606 defines a five-step process to achieve this core principle. ASC 606 also mandates additional disclosure about the nature, amount, timing and uncertainty of revenues and cash flows arising from customer contracts, including significant judgments, and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.
The Companies derives revenues from the sale of electricity and the sale of solar renewable energy credits (Green certificates). The Companies receive Green Certificates based on the amount of energy produced in Romania. Energy generation revenue and solar renewable energy credits revenue are recognized as electricity generated by the Companies’ solar energy facilities is delivered to the grid, at which time all performance obligations have been delivered. Revenues are based on actual output and contractual sale prices set forth in their customer contracts.
Cost of Sales
Cost of sales includes mainly cost of purchasing the energy. Costs are charged to expense as incurred.
Taxes Recoverable
The Companies record taxes recoverable, when there has been an overpayment of taxes due to timing of the Value Added Tax (VAT) between vendors and customers.
Risks and Uncertainties
The Companies’ operations are subject to significant risks and uncertainties including financial, operational, technological, and regulatory risks and the potential risk of business failure.
Fair Value of Financial Instruments
The Companies measure their financial instruments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:
Level 1 — Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Pricing inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date. Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Pricing inputs that are unobservable. Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable.

The Companies hold various financial instruments that are not required to be measured at fair value. For cash and cash equivalents, restricted cash, accounts receivable, various debt instruments, prepayments and other current assets, accounts payable, accrued liabilities and other current liabilities, the carrying value approximated their fair values due to the short-term maturity of these instruments.
Income Taxes
Deferred taxes are determined using the asset and liability method; whereby, deferred tax assets are recognized for deductible temporary differences, operating loss and tax credit carry forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between the positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing-authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
As a result of the Tax Cuts and Jobs Act (TCJA), the Company analyzed if a liability needed to be recorded for the deemed repatriation of undistributed earnings. It was determined that there is no outstanding liability associated with this based on overall negative undistributed earnings (accumulated deficit) in the combined foreign group. An additional provision of the TCJA is the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Company has elected to account for the impact of GILTI in the period in which the tax actually applies to the Company. During fiscal years 2020 and 2019, the Company had overall net foreign losses and thus, there was no impact on the US taxable income calculations.
Foreign Currency Transactions and Other Comprehensive Loss
Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which the Companies operate, which is referred to as the functional currency. The functional currency of the Companies is the local currency, which is Romanian Lei (RON). Transactions denominated in foreign currencies are remeasured to the functional currency using the exchange rate prevailing at the balance sheet date for balance sheet accounts and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. Foreign currency gains or losses resulting from such remeasurement are included in the Combined Statement of Income in the period in which they arise.
Transaction gains and losses are recognized in the Company’s Statements of Income based on the difference between the foreign exchange rates on the transaction date and on the reporting date. The Companies recorded net exchange losses for the years ended December 31, 2020 and 2019.
The translation from the functional currency to United States Dollars (U.S. Dollar), for purposes of reporting under U.S. GAAP, was performed for balance sheet accounts using the current exchange rates in effect at the balance sheet date and using the average exchange rate for the relevant year (which was assumed to reasonably approximate the daily exchange rate), for income statement accounts and for the statement of cash flows. The opening balances of equity accounts (as of December 31, 2018) were translated using the exchange rate as of December 31, 2018 (1 RON = 0.24524 USD). The retained earnings were subsequently adjusted with the net income / (loss) generated in each year. The remaining difference to the retained earnings reported in the local accounts (translated at the relevant year-end exchange rate) was reflected in the Statements of Retained Earnings as “gains / (losses) on currency translation adjustment”.
The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income.

The exchange rates used for translation were as following:
•
December 31, 2020: 1 RON = 0.251717 USD

•
December 31, 2019: 1 RON = 0.234134 USD

•
Average exchange rate 2020: 1 RON = 0.235687 USD

•
Average exchange rate 2019: 1 RON = 0.235641 USD

Source of the information: https://www.oanda.com/
Recent Accounting Pronouncements Not Adopted
In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments-Credit losses (Topic 326), subsequently amended by ASU 2020-2. This new guidance will change how entities account for credit impairment for trade and other receivables, as well as for certain financial assets and other instruments. The update will replace the current incurred loss model with an expected loss model. Under the incurred loss model, a loss (or allowance) is recognized only when an event has occurred (such as a payment delinquency) that causes the entity to believe that a loss is probable (that is has been “incurred”). Under the expected loss model, a loss (or allowance) is recognized upon initial recognition of the asset that reflects all future events that may lead to a loss being realized, regardless of whether it is probable that the future event will occur. The incurred loss model considers past events and conditions, while the expected loss model includes expectations for the future which have yet to occur. ASU 2018-19 was issued in November 2018 and excludes operating leases from the new guidance. The standard will require entities to record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the guidance is effective. For public business entities that meet the definition of a U.S. Securities and Exchange (SEC) filer, the update is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an Emerging Growth Company, the standard is effective for the Company’s annual reporting period and interim periods beginning first quarter of 2023. The standard is not expected to have a material impact on the Company’s financial statements and associated disclosures.
In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (ASU 2016-02), Leases (Topic 842) amends the existing accounting standards for lease accounting, including requiring lessees to recognize most lease assets and lease liabilities on their balance sheets and disclose additional key information about lease agreements. The accounting update also replaces the current definition of a lease and requires that an arrange be recognized as a lease when a customer has the right to obtain substantially all of the economic benefits from the use of an asset, as well as the right to direct the use of the asset, making targeted changes to lessor accounting. Additionally, this accounting guidance requires a modified retrospective transition approach for all leases existing at, or entered into after the date of initial application, with an option to use certain transition relief. In July 2018, the FASB issued a practical expedient that would allow entities the option to apply the provisions of the new lease guidance at the effective date of adoption without adjusting the comparative periods presented. The practical expedient permits entities not to reassess a) whether any expired or existing contracts contain leases in accordance with the new guidance, b) lease classifications, and c) whether initial direct costs capitalized under current guidance continue to meet the definition of initial direct costs under the new guidance. The new lease standard also provides practical expedients and policy elections for an entity’s ongoing accounting. The Company plans to elect the practical expedient to not separate lease and non-lease components for all of its leases. The Company plans to elect the short-term lease recognition exemption, which results in no recognition of right-of-use assets and lease liabilities for existing short-term leases at transition. The new lease standard is expected to have a significant effect on the Company’s combined financial statements as a result of the Company’s operating leases, as disclosed in Note 14, that will be reported on the combined balance sheet at adoption. The guidance is effective for public business entities who file financial statements with the SEC for fiscal years beginning after December 15, 2018. It is effective for all private entities, excluding not-for-profit and employee benefit plans, for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022.
On December 18, 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, as part as part of its overall simplification initiative to reduce costs and complexity of applying accounting standards. The accounting update removes certain exceptions to the general principles in ASC 740 Income Taxes as well as provides simplification by clarifying and amending existing guidance. The FASB’s amendments primarily impact ASC 740, Income Taxes, and may impact both interim and annual reporting periods. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its combined financial statement. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. For all other entities, the guidance is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, 21. Early adoption is permitted. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its combined financial statements.
In May 2021 Accounting Standards Update 2021-04 — Earnings Per Share (Topic 260), Debt — Modifications and Extinguishments (Subtopic 470-50), Compensation — Stock Compensation (Topic 718), and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options (a consensus of the FASB Emerging Issues Task Force) to clarify issuer accounting for modifications or exchanges of freestanding equity-classified written call options that remain equity classified after modification or exchange. The ASU requires an issuer to determine the accounting for the modification or exchange based on the economic substance of the modification or exchange. The amendments in this Update are effective for all entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted for all entities, including adoption in an interim period. The Company is currently evaluating the effect that the adoption of ASU 2021-04 will have on its combined financial statement.
In August 2020, the FASB issued Accounting Standards Update 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815040). The ASU simplifies the accounting for certain financial instruments with characteristics of liabilities and equity. The FASB reduced the number of accounting models for convertible debt and convertible preferred stock instruments and made certain disclosure amendments to improve the information provided to users. In addition, the FASB amended the derivative guidance for the “own stock” scope exception and certain aspects of EPS guidance. For public business entities that meet the definition of a SEC filer, excluding entities eligible to be a smaller reporting company as defined by the SEC, the guidance is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. For all other entities, the guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company is currently evaluating the effect that the adoption of ASU 2020-06 will have on its combined financial statement.
In October 2021, the FASB issued Accounting Standards Update 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. The ASU requires companies to apply ASC 606 to recognize and measure contract assets and contract liabilities from contracts with customers acquired in a business combination. The guidance generally will result in companies recognizing contract assets and contract liabilities at amounts consistent with those recorded by the acquiree immediately before the acquisition date. The guidance also clarifies that companies should apply the definition of a performance obligation in ASC 606 when recognizing contract liabilities assumed in a business combination. For public business entities, the guidance is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. For all other entities, the guidance is effective for fiscal years beginning after 15 December 2022 and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the effect the adoption of ASU 2021-08 will have on its combined financial statements.

5.
Cash and Cash Equivalents

Cash and cash equivalents at the end of the reporting period, as shown in the statements of cash flows, can be reconciled to the related items in the balance sheet as follows at December 31:
	2019	2020
Cash in banks	$1,825,912	$1,118,339
Cash on hand	8	5
Total Cash and Cash Equivalents	1,825,920	1,118,344

6.
Accounts Receivable

Accounts receivable relate to amounts due from customers for energy that has been generated and invoices that have been sent. Accounts receivable, prepaid expenses and other current assets consist of the following at December 31:
	2019	2020
Accounts Receivable and Other current assets	$10,328	$4,726
VAT and other taxes receivable	334,556	673,254
Undue VAT	3,317,363	2,437,744
Total Accounts Receivable	3,662,247	3,115,724

7.
Property and Equipment, Net

Property and equipment generally consist of operating solar parks on land. As of December 31, 2020, Lucas had $3.7 million of net investment in property and equipment, and $4.3 million of net investment in property and equipment as of December 31, 2019. Ecosfer had $5.9 million of net investment in property and equipment as of December 31, 2020, and $6.9 million of net investment in property and equipment as of December 31, 2019.
	2019	2020
Property, Plant and Equipment at Jan 1, – Cost	$27,018,070	$25,794,523
Additions	—	12,566
Effect of exchange rate gain / (loss)	(1,223,547)	1,939,077
Property, Plant and Equipment at Dec 31, – Cost	25,794,523	27,746,166
Accumulated Depreciation at Jan 1,	(12,786,376)	(14,553,013)
Depreciation for the period	(2,360,782)	(2,360,764)
Effect of exchange rate gain / (loss)	594,145	(1,254,189)
Accumulated Depreciation at Dec 31,	(14,553,013)	(18,167,967)
Net book value – December 31,	11,241,510	9,578,200
The combined Depreciation and Amortization expense for the twelve months ended December 31, 2020 and 2019 was $2,36 million for each of the two years.
8.
Accounts Payable and Short-Term Borrowings

Accounts payable represent mainly amounts owed to suppliers of goods and services that the Companies have consumed through operations. Short term borrowings consist of notes payable to lenders within 12 months.
	31/12/2019	31/12/2020
Accounts Payable and Short-Term Borrowings
Account Payable	$19,538,530	$15,451,273
Borrowings, Short Term	966,165	1,051,599
Total Accounts Payable and Short-Term Borrowings	20,504,695	16,502,872

The borrowings of the Companies at December 31, 2019 and December 31, 2020 were related to amounts due to the Companies’ shareholder at that time, Renesola New Energy SARL.
All these payables towards related parties were presented as “Borrowings”, considering that the payables towards affiliated entities were not subject to similar repayment conditions as trade payables towards non-related third parties.
9.
Commitments and Contingencies

Litigation
From time to time the Companies may be a defendant or plaintiff in various legal proceedings arising in the normal course of business. The Companies know of no material, active, pending or threatened proceeding against management or the Companies, nor is any of the Companies involved as a plaintiff or defendant in any material proceeding or pending litigation.
There is no other action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, litigation claim to the knowledge of the executive officers of the Companies, threatened against or affecting the Companies, their common stock, in which an adverse decision could have a material adverse effect.
10.
Shareholders’ Equity/(Deficit)

	31/12/2019	31/12/2020
Shareholders’ Equity/(Deficit)
Subscribed and paid in share capital	$220,716	$220,721
Retained Earnings (Deficit)	(4,051,386)	(2,561,738)
Other Comprehensive Income	153,220	(21,726)
Total Shareholders’ Deficit	(3,677,450)	(2,362,743)
As at the reporting dates, the shareholders of Lucas were the following:
Shareholder name	December 31, 2019 (%)	December 31, 2020 (%)
RENESOLA NEW ENERGY SARL	100%	100%
Total	100%	100%
As at the reporting dates, the shareholders of Ecosfer were the following:
Shareholder name	December 31, 2019 (%)	December 31, 2020 (%)
RENESOLA NEW ENERGY SARL	100%	100%
Total	100%	100%

12.
Subsequent Events

Management has evaluated subsequent events that have occurred through December 16, 2022, which is the date the financial statements were available to be issued, and has determined that there were no subsequent events that required recognition or disclosure in the financial statements as of and for the year ended December 31, 2020, except as disclosed below.
In March 2021, the shares in the Companies have been transferred from Renesola New Energy SARL to Solis Bond DAC (Alternus Energy Group) for $12.6 million.
Consequently, subsequent to this transfer, the Companies are held 100% by Solis Bond Company Designated Activity Company (“Solis Bond DAC”), incorporated in Ireland.

No other important subsequent events occurred that would affect the financial statements for the years ended December 31, 2019 and respectively December 31, 2020.
These special-purpose combined financial statements of the Companies in respect of the years ended December 31, 2019 and 2020 were approved and authorised for issue by the Directors of the Companies on December 16, 2022.

Independent Auditor’s Report
TO THE DIRECTORS AND SHAREHOLDERS OF LJG GREEN SOURCE ENERGY BETA SRL
Opinion
1.
We have audited the accompanying special-purpose financial statements of LJG Green Source Energy Beta SRL (“the Company”), entity incorporated in Romania, which comprise the balance sheets as at December 31, 2019 and December 31, 2020, and the related statements of income, retained earnings and cash flows for the financial years then ended, and the related notes to the financial statements, presenting the following:

	Year ended Dec 31, 2019	Year ended Dec 31, 2020
• Net Assets / Total equity and reserves:	USD(8,029,352)	USD(9,508,203)
• Net income / (loss) of the year:	USD1,209,399	USD(819,732)

2.
In our opinion, the special purpose financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and December 31, 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

BASIS FOR OPINION
3.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“U.S. GAAS”). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

RESPONSIBILITIES OF MANAGEMENT FOR THE FINANCIAL STATEMENTS
4.
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

5.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

AUDITOR’S RESPONSIBILITIES FOR THE AUDIT OF THE FINANCIAL STATEMENTS
6.
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
7.
In performing an audit in accordance with generally accepted auditing standards, we:

•
Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

8.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Bucharest, December 19, 2022
Mazars Romania S.R.L.
4B Ing. George Constantinescu Street, 5th floor,
Globalworth Campus, Building B, Bucharest, Romania
Tel: +031 229 2600
www.mazars.ro

LJG Green Source Energy Beta SRL
BALANCE SHEET
AS OF DECEMBER 31, 2020, and 2019
(all amounts are expressed in USD, unless otherwise stated)
	December 31, 2019	December 31, 2020
Assets
Current Assets
Cash & Cash Equivalents	$1,385,225	$625,625
Accounts receivable	1,887,360	630,564
Inventories	19,535	20,232
Prepayments	16,423	24,976
Total Current Assets	3,308,543	1,301,397
Non-Current Assets
Property, plant, and equipment	14,334,189	12,578,846
Total Non-Current Assets	14,334,189	12,578,846
Total Assets	$17,642,732	$13,880,243
Equity and Liabilities
Current Liabilities
Accounts payable	$246,133	$210,243
Borrowings, Short Term	25,425,951	23,178,203
Total Liabilities	25,672,084	23,388,446
Shareholders’ Equity/(Deficit)
Subscribed and paid in capital	2,452	2,452
Retained Earnings	(8,461,938)	(9,281,670)
Other Comprehensive Income	430,133	(228,986)
Total Equity	(8,029,352)	(9,508,203)
Total Equity and Liabilities	$17,642,732	$13,880,243
The accompanying notes are an integral part of these financial statements

LJG Green Source Energy Beta SRL
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2020, and 2019
(all amounts are expressed in USD, unless otherwise stated)
	Year Ended December 31, 2019	Year Ended December 31, 2020
Revenue	$10,429,999	$5,772,926
Cost of Sales	(4,854,340)	(2,588,707)
Total Gross Profits	5,575,659	3,184,219
Operating Expenses
Operation and Maintenance	(549,634)	(569,421)
Forecasting Expense	(8,061)	(8,216)
Energy Market Fee	(56,846)	(53,063)
Other Expenses (Water and Energy)	(23,568)	(25,640)
Other Operating Expenses	(223,474)	(224,072)
Depreciation	(2,651,519)	(2,651,943)
Total operating expenses	$3,513,102	$3,532,355
Income / (Loss) from operations	2,062,557	(348,137)
Other Income / (Expense)
Financial Income	180,734	179,766
Financial Expenses	(1,033,891)	(651,361)
Total Other Expense	(853,158)	(471,595)
Net Income / (Loss) before income taxes	1,209,399	(819,732)
Income Tax	—	—
Total Net Income / (Loss)	$1,209,399	$(819,732)
The accompanying notes are an integral part of these financial statements

LJG Green Source Energy Beta SRL
STATEMENTS OF RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2020, and 2019
(all amounts are expressed in USD, unless otherwise stated)
USD	Subscribed and Paid in Capital	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at January 1, 2019	$2,452		$(9,671,337)	$(9,668,884)
Gain / (loss) on currency translation adjustment		430,133		430,133
Net income			1,209,399	1,209,399
Balance at December 31, 2019	2,452	430,133	(8,461,938)	(8,029,352)
USD	Subscribed and Paid in Capital	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at January 1, 2020	$2,452	$430,133	$(8,461,938)	$(8,029,352)
Gain / (loss) on currency translation adjustment		(659,119)		(659,119)
Net loss			(819,732)	(819,732)
Balance at December 31, 2020	2,452	(228,986)	(9,281,670)	(9,508,203)
The accompanying notes are an integral part of these financial statements

LJG Green Source Energy Beta SRL
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2020, and 2019
(all amounts are expressed in USD, unless otherwise stated)
Cash flow statement	Year Ended December 31, 2019	Year Ended December 31, 2020
A. CASH FLOWS FROM OPERATIONS
I. Net Income/(Loss)	$1,209,399	$(819,732)
II. Adjusted For:
– Net Exchange Gains/Losses	616,718	384,698
– Interest Expenses	236,450	86,897
– Movement in Trade and Other Receivables	(1,502,756)	1,303,364
– Movement in Trade and Other Payables	184,907	(31,399)
– Depreciation	2,651,519	2,651,943
III. Net cash flows generated from operating activities	$3,396,237	$3,575,771
B. CASH FLOWS FROM INVESTING ACTIVITIES
– Financial Assets (Increase)/Decrease	—	—
III. Net cash used in investing activities	—	—
C. CASH FLOWS FROM FINANCING ACTIVITIES
– Payments of Debt Principal – Related Parties	(4,037,822)	(4,384,423)
III. Net cash used for financing activities	(4,037,822)	(4,384,423)
D. NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	(641,585)	(808,652)
EFFECT OF EXCHANGE RATE ON CASH	(91,842)	49,052
E. CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD	$2,118,652	$1,385,225
F. CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	$1,385,225	$625,625
The accompanying notes are an integral part of these financial statements

LJG Green Source Energy Beta SRL
NOTES TO THE FINANCIAL STATEMENTS
(all amounts are expressed in USD, unless otherwise stated)
1.   Organization and Formation
LJG GREEN SOURCE ENERGY BETA SRL (“LJG GREEN SOURCE ENERGY BETA SRL”, or the “Company”) was incorporated in Romania in January 2011. The Company is registered at the Trade Registry under no. J40/169/2011, and it has the unique identification number RO 27885494.
The Company’s registered address is in Bd. Apicultorilor no. 3D, Sector 1, Bucharest, Romania.
2.   Immediate and Ultimate Parent Undertaking and Controlling Party
LJG GREEN SOURCE ENERGY BETA SRL is a special purpose vehicle owned at the date of signing these special-purpose financial statements by SOLIS BOND COMPANY DESIGNATED ACTIVITY COMPANY (Solis Bond DAC), a Dublin (Ireland) based company. The ultimate parent of the group to which the Company belongs (Alternus Energy Group) is Alternus Energy Inc., US.
The control over the Company was transferred from RISEN ENERGY SOLAR PROJECT GMBH to Solis Bond DAC (Alternus Energy Group) in April 2021, when the Company was acquired by Alternus Group. Consequently, at the dates of the reporting balance sheets (December 31, 2019 and respectively December 31, 2020), the Company was under the control of different shareholders.
3.   Liquidity
As reflected in the accompanying financial statements, the Company had a net loss of $819 thousand for the year ended December 31, 2020, and a net gain of $1.2 million for the year ended December 31, 2019. The Company had accumulated shareholders’ deficit of $9.5 million, a working capital deficit of $22.1 million and unrestricted cash and cash equivalents of $626 thousand for the year ended December 31, 2020. For the year ending 2019, the Company had accumulated shareholders’ equity deficit of $8 million, a working capital deficit of $22.4 million and unrestricted cash and cash equivalents of $1.4 million.
The recent outbreak of the corona virus, also known as “COVID-19”, has spread across the globe and is impacting worldwide economic activity. The extent to which the corona virus may impact the Company’s business activities will depend on future developments, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, business disruptions, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. COVID-19 has not substantially impacted the operations of the Group and its core operations.
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply-chain disruption. These events are highly uncertain and as such, the Company cannot determine their financial impact at this time.
4.   Summary of Significant Accounting Policies
Basis of Presentation
The Financial Statements include the Balance Sheet, the Statements of Income, the Statements of Retained Earnings and the Statements of Cash Flows of the Company and have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) from records maintained by the Company.

The Company maintains its records in accordance with the laws of Romania (the jurisdiction where it is located), in the Romanian currency (“RON” — Romanian Leu), The translation from RON to USD for the purpose of these U.S. GAAP Financial statements has been performed using the conversion principles listed in the below section “Foreign Currency Transactions and Other Comprehensive Loss”.
Certain monetary amounts, percentages, and other figures included elsewhere in these financial statements have been subject to rounding adjustments. Accordingly, figures shown as totals in certain tables may not be the arithmetic aggregation of the figures that precede them, and figures expressed as percentages in the text may not total 100% or, as applicable, when aggregated may not be the arithmetic aggregation of the percentages that precede them.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods presented. Significant items subject to such estimates include, but are not limited to, the assumptions utilized in the valuation of the assets acquired and liabilities assumed, the calculation of stock and warrant compensation expense, asset retirement obligations, useful life of property and equipment, and impairment of long-lived assets. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustment when facts and circumstance dictate. These estimates are based on information available as of the date of financial statements; therefore, actual results could differ from these estimates.
Cash and Cash Equivalents
The Company considers cash and highly liquid investments with original maturities of three months or less to be cash and cash equivalents. The Company maintains cash and cash equivalents with Raiffeisen Bank, one of the major banks active in Romania (part of Raiffeisen Banking Group Austria). The Company periodically assesses the financial condition of the institutions and believes the risk of loss to be remote.
Accounts Receivable
Accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment within that period. Accounts receivable are presented net of allowance for doubtful accounts. The Company establishes an allowance for doubtful customer accounts, if required, through a review of historical losses, specific customer balances, and industry economic conditions. Customer accounts are charged off against the allowance for doubtful accounts when management determines that the likelihood of eventual collection is remote. The Company extends credit based on an evaluation of customers’ financial condition and determines any additional collateral requirements. Exposure to losses on receivables is principally dependent on each customer’s financial condition. The Company considers invoices past due when they are outstanding longer than the stated term. Additionally, the Company monitors its exposure to credit losses and maintains allowances for anticipated losses. Management considers the carrying value of accounts receivable to be fully collectible. If amounts become uncollectible, they are charged to operations in the period in which that determination is made. At December 31, 2020 and 2019, there was no allowance for doubtful accounts recorded.
Property and Equipment
Property and equipment are stated at cost less accumulated depreciation, amortization and impairment. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Depreciation is computed on a straight-line basis over the estimated useful lives.
The useful lives used for the main items of the Company’s property, plant and equipment range from 5 to 32 years, with the main items of tangible non-current assets (solar facility equipment) being depreciated between 8 and 12 years.

Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. Expenditures for maintenance and repairs, which do not materially extend the useful lives of assets, are charged to expense as incurred. Upon retirement, sale or other disposition of equipment, the cost and accumulated depreciation are removed from the respective accounts and a gain or loss, if any, is recognized in income/ (loss) from operations in the Statements of Income during the year of disposal. When the Company abandons the anticipated construction of a new solar energy facility during the development phase, costs previously capitalized to development in progress are written off at the parent company.
Impairment of Property, Plant & Equipment
The Company reviews its investments in property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment is evaluated at the asset group level, which is determined based upon the lowest level of separately identifiable cash flows. When evaluating for impairment, if the estimated undiscounted cash flows from the use of the asset group are less than the asset group’s carrying amount, then the asset group is deemed to be impaired and is written down to its fair value. The amount of the impairment loss is equal to the excess of the asset group’s carrying value over its estimated fair value. The Company did not record any impairment loss during the years ended December 31, 2020 and 2019.
Leases
As of December 31, 2020, the Company accounted for its leases in accordance with ASC Topic 840, Leases (“ASC 840”). In accordance with ASC 840, the Company accounts for a lease as an operating lease, unless it meets one of the following criteria, which would trigger classification as a capital lease:
•
the lease transfers ownership of the property to the lessee by the end of the lease term;

•
the lease contains a bargain purchase option;

•
the lease term is equal to 75 percent or more of the estimated economic life of the leased property; or

•
the present value of minimum lease payments at the beginning of the lease term equals or exceeds 90 percent of the fair value of the leased asset.

The Company recognizes lease expense related to operating leases with an escalating/ (de-escalating) lease payment schedule on a straight-line basis, and differences between the amount of expense recorded and lease payments results in the recognition of a deferred rent liability or asset balance. Operating lease expense attributable to site leases is reported within cost of revenues in the Company’s Statement of Income; whereas lease expense attributable to all other operating leases is reported within “other operating expenses” in the Company’s Statement of Income.
The Company initially records capital leases through the recognition of a capital lease asset and capital lease liability for an amount equal to the present value of the associated minimum lease payments over the lease term, as measured at the start of the lease. Capital lease asset balances, which the Company reports within property and equipment on the balance sheet, are amortized (1) in a manner consistent with the Company’s normal depreciation policy for owned assets if the transfer of ownership criterion or bargain purchase option criterion triggered the capital lease classification or (2) over the lease term if capital lease classification was triggered by such lease term or the present value of minimum lease payments.
The Company did not have significant lease contracts in the years ended December 31, 2019 and 2020.
Revenue Recognition
The Company follows the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). The core principle underlying revenue recognition under ASC 606 is that revenue should be recognized as goods or services are transferred to customers in an amount that reflects the consideration to which the Company expects to be entitled. ASC 606 defines a five-step process to achieve this core principle. ASC 606 also mandates additional disclosure about the nature, amount, timing and uncertainty of revenues and cash flows arising from customer contracts, including significant judgments, and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.
The Company derives revenues from the sale of electricity and the sale of solar renewable energy credits (Green certificates). The Company receives Green Certificates based on the amount of energy produced in Romania. Energy generation revenue and solar renewable energy credits revenue are recognized as electricity generated by the Company’s solar energy facilities is delivered to the grid, at which time all performance obligations have been delivered. Revenues are based on actual output and contractual sale prices set forth in its customer contracts.
Cost of Sales
Cost of sales includes mainly cost of purchasing the energy. Costs are charged to expense as incurred.
Taxes Recoverable
The Company records taxes recoverable, when there has been an overpayment of taxes due to timing of the Value Added Tax (VAT) between vendors and customers.
Risks and Uncertainties
The Company’s operations are subject to significant risks and uncertainties including financial, operational, technological, and regulatory risks and the potential risk of business failure.
Fair Value of Financial Instruments
The Company measures its financial instruments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:
Level 1 — Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Pricing inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date(s). Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Pricing inputs that are unobservable. Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable.
The Company holds various financial instruments that are not required to be measured at fair value. For cash and cash equivalents, restricted cash, accounts receivable, various debt instruments, prepayments and other current assets, accounts payable, accrued liabilities and other current liabilities, the carrying value approximated their fair values due to the short-term maturity of these instruments.
Income Taxes
Deferred taxes are determined using the asset and liability method; whereby, deferred tax assets are recognized for deductible temporary differences, operating loss and tax credit carry forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between the positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing-authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
As a result of the Tax Cuts and Jobs Act (TCJA), the Company analyzed if a liability needed to be recorded for the deemed repatriation of undistributed earnings. It was determined that there is no outstanding liability associated with this based on overall negative undistributed earnings (accumulated deficit) in the consolidated foreign group. An additional provision of the TCJA is the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Company has elected to account for the impact of GILTI in the period in which the tax actually applies to the Company. During fiscal years 2020 and 2019, the Company had overall net foreign losses and thus, there was no impact on the US taxable income calculations.
Foreign Currency Transactions and Other Comprehensive Loss
Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which the Company operates, which is referred to as the functional currency. The functional currency of the Company is the local currency, Romanian Leu (RON). Transactions denominated in foreign currencies are remeasured to the functional currency using the exchange rate prevailing at the balance sheet date for balance sheet accounts and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. Foreign currency gains or losses resulting from such remeasurement are included in the Statement of Income in the period in which they arise.
Transaction gains and losses are recognized in the Company’s Statement of Income based on the difference between the foreign exchange rates on the transaction date and on the reporting date. The Company recorded net foreign exchange losses for the years ended December 31, 2020 and 2019.
The translation from the functional currency to United States Dollars (U.S. Dollar), for purposes of presentation under U.S. GAAP, was performed for balance sheet accounts using the current exchange rates in effect at the balance sheet date, and using the average exchange rate for each relevant year (which was assumed to fairly approximate the daily exchange rate) for income statement accounts and for the statement of cash flows. The opening balances of equity accounts (as of December 31, 2018) were translated using the exchange rate as of December 31, 2018 (1 RON = 0.24524 USD). The retained earnings were subsequently adjusted with the net income / (loss) generated in each year. The remaining difference to the retained earnings reported in the local accounts (translated at the relevant year-end exchange rate) was reflected in the Statements of Retained Earnings as “gains / (losses) on currency translation adjustment”.
The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income.
The exchange rates used for translation were as follows:
•
December 31, 2020: 1 RON = 0.251717 USD

•
December 31, 2019: 1 RON = 0.234134 USD

•
Average exchange rate 2020: 1 RON = 0.235687 USD

•
Average exchange rate 2019: 1 RON = 0.235641 USD

Source of the information: https://www.oanda.com/

Recent Accounting Pronouncements Not Adopted
In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments-Credit losses (Topic 326), subsequently amended by ASU 2020-2. This new guidance will change how entities account for credit impairment for trade and other receivables, as well as for certain financial assets and other instruments. The update will replace the current incurred loss model with an expected loss model. Under the incurred loss model, a loss (or allowance) is recognized only when an event has occurred (such as a payment delinquency) that causes the entity to believe that a loss is probable (that is has been “incurred”). Under the expected loss model, a loss (or allowance) is recognized upon initial recognition of the asset that reflects all future events that may lead to a loss being realized, regardless of whether it is probable that the future event will occur. The incurred loss model considers past events and conditions, while the expected loss model includes expectations for the future which have yet to occur. ASU 2018-19 was issued in November 2018 and excludes operating leases from the new guidance. The standard will require entities to record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the guidance is effective. For public business entities that meet the definition of a U.S. Securities and Exchange (SEC) filer, the update is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an Emerging Growth Company, the standard is effective for the Company’s annual reporting period and interim periods beginning first quarter of 2023. The standard is not expected to have a material impact on the Company’s financial statements and associated disclosures.
In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (ASU 2016-02), Leases (Topic 842) amends the existing accounting standards for lease accounting, including requiring lessees to recognize most lease assets and lease liabilities on their balance sheets and disclose additional key information about lease agreements. The accounting update also replaces the current definition of a lease and requires that an arrange be recognized as a lease when a customer has the right to obtain substantially all of the economic benefits from the use of an asset, as well as the right to direct the use of the asset, making targeted changes to lessor accounting. Additionally, this accounting guidance requires a modified retrospective transition approach for all leases existing at, or entered into after, the date of initial application, with an option to use certain transition relief. In July 2018, the FASB issued a practical expedient that would allow entities the option to apply the provisions of the new lease guidance at the effective date of adoption without adjusting the comparative periods presented. The practical expedient permits entities not to reassess a) whether any expired or existing contracts contain leases in accordance with the new guidance, b) lease classifications, and c) whether initial direct costs capitalized under current guidance continue to meet the definition of initial direct costs under the new guidance. The new lease standard also provides practical expedients and policy elections for an entity’s ongoing accounting. The Company plans to elect the practical expedient to not separate lease and non-lease components for all of its leases. The Company plans to elect the short-term lease recognition exemption, which results in no recognition of right-of-use assets and lease liabilities for existing short-term leases at transition. The new lease standard is expected to have a significant effect on the Company’s financial statements as a result of the Company’s operating leases, as disclosed in Note 14, that will be reported on the balance sheet at adoption. The guidance is effective for public business entities who file financial statements with the SEC for fiscal years beginning after December 15, 2018. It is effective for all private entities, excluding not-for-profit and employee benefit plans, for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022.
On December 18, 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, as part as part of its overall simplification initiative to reduce costs and complexity of applying accounting standards. The accounting update removes certain exceptions to the general principles in ASC 740 Income Taxes as well as provides simplification by clarifying and amending existing guidance. The FASB’s amendments primarily impact ASC 740, Income Taxes, and may impact both interim and annual reporting periods. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. For all other entities, the guidance is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, 21. Early adoption is permitted. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements.

In May 2021 Accounting Standards Update 2021-04 — Earnings Per Share (Topic 260), Debt — Modifications and Extinguishments (Subtopic 470-50), Compensation — Stock Compensation (Topic 718), and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options (a consensus of the FASB Emerging Issues Task Force) to clarify issuer accounting for modifications or exchanges of freestanding equity-classified written call options that remain equity classified after modification or exchange. The ASU requires an issuer to determine the accounting for the modification or exchange based on the economic substance of the modification or exchange. The amendments in this Update are effective for all entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted for all entities, including adoption in an interim period. The Company is currently evaluating the effect that the adoption of ASU 2021-04 will have on its financial statements.
In August 2020, the FASB issued Accounting Standards Update 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815040). The ASU simplifies the accounting for certain financial instruments with characteristics of liabilities and equity. The FASB reduced the number of accounting models for convertible debt and convertible preferred stock instruments and made certain disclosure amendments to improve the information provided to users. In addition, the FASB amended the derivative guidance for the “own stock” scope exception and certain aspects of EPS guidance. For public business entities that meet the definition of a SEC filer, excluding entities eligible to be a smaller reporting company as defined by the SEC, the guidance is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. For all other entities, the guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company is currently evaluating the effect that the adoption of ASU 2020-06 will have on its financial statements.
In October 2021, the FASB issued Accounting Standards Update 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. The ASU requires companies to apply ASC 606 to recognize and measure contract assets and contract liabilities from contracts with customers acquired in a business combination. The guidance generally will result in companies recognizing contract assets and contract liabilities at amounts consistent with those recorded by the acquiree immediately before the acquisition date. The guidance also clarifies that companies should apply the definition of a performance obligation in ASC 606 when recognizing contract liabilities assumed in a business combination. For public business entities, the guidance is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. For all other entities, the guidance is effective for fiscal years beginning after 15 December 2022 and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the effect the adoption of ASU 2021-08 will have on its financial statements.
5.   Cash and Cash Equivalents
Cash and cash equivalents at the end of the reporting period, as shown in the statements of cash flows, can be reconciled to the related items in the balance sheet as follows at December 31:
	2019	2020
Cash in banks	$1,384,129	$624,458
Cash on hand (petty cash)	1,096	1,167
Total Cash and Cash Equivalents	$1,385,225	$625,625
6.   Accounts Receivable, Prepaid Expenses and Other Current Assets
Accounts receivable relate mainly to amounts due from customers for energy that has been generated and invoices that have been sent, as well as accruals for invoices to be issued. Prepaid and other current expenses generally consist of amounts paid to vendors for services that have not yet been performed. Accounts receivable, prepaid expenses and other current assets consist of the following at December 31:
	2019	2020
Accounts receivable and other current assets	$680,757	$168,087
Warranties retained by suppliers	401,621	270,289
VAT receivable	804,982	192,188
Prepaid expenses	16,423	24,976
Accounts receivable, prepaid and other current assets	$1,903,783	$655,540
7.   Property and Equipment, Net
Property and equipment generally consists of operating solar parks on land. As of December 31, 2020, the Company had $12.6 million of net investment in property and equipment, and $14.3 million of net investment as of December 31, 2019, as shown in the table below.
	2019	2020
Total Property and Equipment (cost) at end of period	$30,925,937	$33,249,734
Less Accumulated Depreciation and Amortization
Accumulated depreciation at beginning of period	14,630,047	16,602,068
Depreciation for the period	2,651,519	2,651,943
Effect of exchange rate gain / (loss)	(679,497)	1,427,973
Total accumulated depreciation at end of period	16,602,068	20,681,984
Advance payments for acquisition of PP&E	10,320	11,096
Total Property, Plant, and Equipment (net book value)	$14,334,189	$12,578,846
Depreciation and Amortization expense for the twelve months ended December 31, 2020 and 2019 was $2.7 million for each of the two years.
8.   Borrowings
	2019	2020
Loans from related parties	$22,702,507	$20,101,367
Interest payable on loans from related parties	2,723,444	3,076,835
Total short term borrowings	$25,425,951	$23,178,203
At December 31, 2019 and December 31, 2020, the Company owed amounts to former affiliated entities, Risen Energy (Hong Kong) Co. Ltd (loans and payables), Risen Energy Co. Ltd, China (trade payables), and Risen Energy GmbH, Germany (trade payables).
All these payables towards related parties are presented as “Borrowings”, considering that the trade payables towards affiliated entities were not subject to similar repayment conditions as trade payables towards non-related third parties.
Subsequent to the end of the reporting periods, in April 2021, upon acquisition of the Company by Alternus Energy Group, all payables towards related parties, amounting at that date the equivalent of EUR 19,109,708 (of which principal of EUR 16,599,561 and interest of EUR 2,510,146), were assigned by the former creditors towards the Company’s buyer, Solis Bond DAC.

Summary of borrowings
The breakdown by partners is presented below:
Entity name	Type of transactions	Balance at Dec 31, 2019	Balance at Dec 31, 2020
Risen Energy (Hong Kong) Co. Ltd (China)	Loan	$5,044,623	$745,466
Risen Energy (Hong Kong) Co. Ltd (China)	Interest payable on loan	2,723,444	3,076,835
Risen Energy GmbH (Germany)	Trade payables (purchase of goods)	14,440,822	—
Risen Energy (Hong Kong) Co. Ltd (China)	Payables transferred from Risen Energy GmbH	—	15,818,612
Risen Energy Co. Ltd (China)	Payable from a set-off / compensation agreement	3,217,062	3,458,794
Green Source Energy Management SRL (Romania)	Solar park maintenance services	—	78,495
Total		$25,425,951	$23,178,203
9.   Commitments and Contingencies
Litigation
From time to time the Company may be a defendant or plaintiff in various legal proceedings arising in the normal course of business. The Company knows of no material, active, pending or threatened proceeding against the management or the Company, nor is it involved as a plaintiff or defendant in any material proceeding or pending litigation.
There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, litigation claim to the knowledge of the executive officers of the Company, threatened against or affecting the Company, its common stock, any of the Company’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect on the Company.
10.   Shareholder’s Equity
Shareholders’ Equity balance is as follows:
	31/12/2019	31/12/2020
Shareholder’s Equity
Subscribed and paid in share capital	$2,452	$2,452
Retained Earnings (Deficit)	(8,461,938)	(9,281,670)
Other Comprehensive Income	430,133	(228,986)
Total Shareholder’s Equity	$(8,029,352)	$(9,508,203)
11.   Subsequent Events
Management has evaluated subsequent events that have occurred through December 16, 2022, which is the date the financial statements were available to be issued, and has determined that there were no subsequent events that required recognition or disclosure in the financial statements as of and for the year ended December 31, 2020, except as disclosed below.
In April, 2021, the shares in the Company have been transferred from RISEN ENERGY SOLAR project GmbH to Solis Bond DAC (Alternus Energy Group).
Consequently, subsequent to this transfer, the Company is held 100% by Solis Bond Company Designated Activity Company (“Solis Bond DAC”), incorporated in Ireland.
Upon closing of the above-mentioned transaction in April 2021, the former creditors within Risen group have assigned to Solis Bond DAC all their receivables against the Company, amounting to $22 million (see also Note 8 above).

No other important subsequent events occurred that would affect the financial statements for the years ended December 31, 2019 and respectively December 31, 2020.
These special-purpose financial statements of the Company in respect of the years ended December 31, 2019 and 2020 were approved and authorised for issue by the Directors on December 16, 2022.

LJG Green Source Energy Beta SRL
INTERIM UNAUDITED BALANCE SHEET
AS OF MARCH 31, 2021 and DECEMBER 31, 2020,
(all amounts are expressed in USD, unless otherwise stated)
	March 31, 2021 (unaudited)	December 31, 2020
Assets
Current Assets
Cash & Cash Equivalents	$1,967,331	$625,625
Accounts receivable	618,695	630,564
Inventories	19,164	20,232
Prepayments	68,049	24,976
Total Current Assets	2,673,239	1,301,397
Non-Current Assets
Property, plant, and equipment	11,233,675	12,578,846
Total Non-Current Assets	11,233,675	12,578,846
Total Assets	$13,906,914	$13,880,243
Equity and Liabilities
Current Liabilities
Accounts payable	$138,381	$210,243
Borrowings, Short Term	21,918,967	23,178,203
Total Current Liabilities	22,057,348	23,388,446
Shareholders’ Equity/(Deficit)
Subscribed and paid in capital	2,452	2,452
Retained Earnings	(8,384,808)	(9,281,670)
Other Comprehensive Income	231,922	(228,985)
Total Equity	(8,150,434)	(9,508,203)
Total Equity and Liabilities	$13,906,914	$13,880,243
The accompanying notes are an integral part of these financial statements

LJG Green Source Energy Beta SRL
INTERIM UNAUDITED STATEMENTS OF INCOME
FOR THE PERIODS ENDING MARCH 31, 2021 AND MARCH 31, 2020
(all amounts are expressed in USD, unless otherwise stated)
	Period Ended March 31, 2021 (unaudited)	Period Ended March 31, 2020
Revenue	$2,431,642	$1,634,426
Cost of Sales	609,846	964,077
Total Gross Profits	1,821,796	670,349
Operating Expenses
Operation and Maintenance	150,389	141,707
Forecasting Expense	2,172	1,979
Energy Market Fee	8,007	7,147
Other Expenses (Water and Energy)	7,666	7,825
Other Operating Expenses	22,613	18,333
Depreciation	694,284	646,159
Total operating expenses	$885,131	$823,150
Income / (Loss) from operations	936,665	(152,801)
Financial Income	372	108,688
Financial (Expenses)	(40,175)	(341,273)
Financial Result	(39,803)	(232,585)
Income Tax	—	—
Net Income / (Loss) for the Period	$896,862	$(385,386)
The accompanying notes are an integral part of these financial statements

LJG Green Source Energy Beta SRL
INTERIM UNAUDITED STATEMENTS OF RETAINED EARNINGS
AS OF MARCH 31, 2021, and MARCH 31, 2020,
(all amounts are expressed in USD, unless otherwise stated)
USD (unaudited)	Subscribed and Paid in Capital	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at January 1, 2021	$2,452	$(228,985)	$(9,281,670)	$(9,508,203)
Gain / (loss) on currency translation adjustment	—	460,907	—	460,907
Net income	—	—	896,862	896,862
Balance at March 31, 2021	$2,452	$231,922	$(8,384,808)	$(8,150,434)
USD	Subscribed and Paid in Capital	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at January 1, 2020	$2,452	$430,134	$(8,461,938)	$(8,029,352)
Gain / (loss) on currency translation adjustment .	—	231,516	—	231,516
Net loss	—	—	(385,386)	(385,386)
Balance at March 31, 2020	$2,452	$661,650	$(8,847,324)	$(8,183,222)
The accompanying notes are an integral part of these financial statements

LJG Green Source Energy Beta SRL
INTERIM UNAUDITED STATEMENTS OF CASH FLOWS
FOR THE PERIODS ENDING MARCH 31, 2021 AND MARCH 31, 2020
(all amounts are expressed in USD, unless otherwise stated)
	Period Ended March 31, 2021 (unaudited)	Period Ended March 31, 2020
A. CASH FLOWS FROM OPERATIONS
I. Net Income/(Loss)	$896,862	$(385,387)
II. Adjusted For:
– Net Exchange Gains/Losses	9,606	172,905
– Interest Expenses	5,164	228,272
– Movement in Trade and Other Receivables	(65,805)	1,419,219
– Movement in Trade and Other Payables	(178,849)	1,178,512
– Depreciation	694,284	689,812
III. Net cash flows generated from operating activities	$1,361,262	$3,303,333
B. CASH FLOWS FROM INVESTING ACTIVITIES
– Financial Assets (Increase)/Decrease	—	—
III. Net cash used in investing activities	—	—
C. CASH FLOWS FROM FINANCING ACTIVITIES
– Payments of Debt Principal – Related Parties	(19,556)	(3,898,168)
III. Net cash used for financing activities	(19,556)	(3,898,168)
D. NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	1,341,706	(594,835)
EFFECT OF EXCHANGE RATE ON CASH
E. CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD	625,625	1,965,317
F. CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	1,967,331	1,370,482
The accompanying notes are an integral part of these financial statements

LJG Green Source Energy Beta SRL
NOTES TO THE FINANCIAL STATEMENTS
(all amounts are expressed in USD, unless otherwise stated)
1.
Organization and Formation

LJG GREEN SOURCE ENERGY BETA SRL (“LJG GREEN SOURCE ENERGY BETA SRL”, or the “Company”) was incorporated in Romania in January 2011. The Company is registered at the Trade Registry under no. J40/169/2011, and it has the unique identification number RO 27885494.
The Company’s registered address is in Bd. Apicultorilor no. 3D, Sector 1, Bucharest, Romania.
2.
Immediate and Ultimate Parent Undertaking and Controlling Party

LJG GREEN SOURCE ENERGY BETA SRL is a special purpose vehicle owned at the date of preparing these special-purpose financial statements by SOLIS BOND COMPANY DESIGNATED ACTIVITY COMPANY (Solis Bond DAC), a Dublin (Ireland) based company. The ultimate parent of the group to which the Company belongs (Alternus Energy Group) is Alternus Energy Inc., US.
The control over the Company was transferred from RISEN ENERGY SOLAR PROJECT GMBH to Solis Bond DAC (Alternus Energy Group) in April 2021, when the Company was acquired by Alternus Group. Consequently, at the dates of the reporting balance sheets (March 31, 2020, and respectively March 31, 2021), the Company was under the control of different shareholders.
3.
Liquidity

As reflected in the accompanying financial statements, the Company had a net gain of $897 thousand for the period ended March 31, 2021, and a net loss of $385 thousand for the period ended March 31, 2020. The Company had accumulated shareholders’ deficit of $8.2 million, a working capital deficit of $19.4 million and unrestricted cash and cash equivalents of $1.9 million for the period ended March 31, 2021.
The recent outbreak of the corona virus, also known as “COVID-19”, has spread across the globe and is impacting worldwide economic activity. The extent to which the corona virus may impact the Company’s business activities will depend on future developments, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, business disruptions, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. COVID-19 has not substantially impacted the operations of the Group and its core operations.
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply- chain disruption. These events are highly uncertain and as such, the Company cannot determine their financial impact at this time.
4.
Summary of Significant Accounting Policies

Basis of Presentation
The Financial Statements include the Balance Sheet, the Statements of Income, the Statements of Retained Earnings and the Statements of Cash Flows of the Company and have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) from records maintained by the Company.

The Company maintains its records in accordance with the laws of Romania (the jurisdiction where it is located), in the Romanian currency (“RON” — Romanian Leu), The translation from RON to USD for the purpose of these U.S. GAAP Financial statements has been performed using the conversion principles listed in the below section “Foreign Currency Transactions and Other Comprehensive Loss”.
Certain monetary amounts, percentages, and other figures included elsewhere in these financial statements have been subject to rounding adjustments. Accordingly, figures shown as totals in certain tables may not be the arithmetic aggregation of the figures that precede them, and figures expressed as percentages in the text may not total 100% or, as applicable, when aggregated may not be the arithmetic aggregation of the percentages that precede them.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods presented. Significant items subject to such estimates include, but are not limited to, the assumptions utilized in the valuation of the assets acquired and liabilities assumed, the calculation of stock and warrant compensation expense, asset retirement obligations, useful life of property and equipment, and impairment of long-lived assets. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustment when facts and circumstance dictate. These estimates are based on information available as of the date of financial statements; therefore, actual results could differ from these estimates.
Cash and Cash Equivalents
The Company considers cash and highly liquid investments with original maturities of three months or less to be cash and cash equivalents. The Company maintains cash and cash equivalents with Raiffeisen Bank, one of the major banks active in Romania (part of Raiffeisen Banking Group Austria). The Company periodically assesses the financial condition of the institutions and believes the risk of loss to be remote.
Accounts Receivable
Accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment within that period. Accounts receivable are presented net of allowance for doubtful accounts. The Company establishes an allowance for doubtful customer accounts, if required, through a review of historical losses, specific customer balances, and industry economic conditions. Customer accounts are charged off against the allowance for doubtful accounts when management determines that the likelihood of eventual collection is remote. The Company extends credit based on an evaluation of customers’ financial condition and determines any additional collateral requirements. Exposure to losses on receivables is principally dependent on each customer’s financial condition. The Company considers invoices past due when they are outstanding longer than the stated term. Additionally, the Company monitors its exposure to credit losses and maintains allowances for anticipated losses. Management considers the carrying value of accounts receivable to be fully collectible. If amounts become uncollectible, they are charged to operations in the period in which that determination is made. At December 31, 2020 and March 31, 2021, there was no allowance for doubtful accounts recorded.
Property and Equipment
Property and equipment are stated at cost less accumulated depreciation, amortization and impairment. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Depreciation is computed on a straight- line basis over the estimated useful lives.
The useful lives used for the main items of the Company’s property, plant and equipment range from 5 to 32 years, with the main items of tangible non-current assets (solar facility equipment) being depreciated between 8 and 12 years.

Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. Expenditures for maintenance and repairs, which do not materially extend the useful lives of assets, are charged to expense as incurred. Upon retirement, sale or other disposition of equipment, the cost and accumulated depreciation are removed from the respective accounts and a gain or loss, if any, is recognized in income/ (loss) from operations in the Statements of Income during the year of disposal. When the Company abandons the anticipated construction of a new solar energy facility during the development phase, costs previously capitalized to development in progress are written off at the parent company.
Impairment of Property, Plant & Equipment
The Company reviews its investments in property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment is evaluated at the asset group level, which is determined based upon the lowest level of separately identifiable cash flows. When evaluating for impairment, if the estimated undiscounted cash flows from the use of the asset group are less than the asset group’s carrying amount, then the asset group is deemed to be impaired and is written down to its fair value. The amount of the impairment loss is equal to the excess of the asset group’s carrying value over its estimated fair value. The Company did not record any impairment loss during the periods ended December 31, 2020 and March 31, 2021.
Leases
As of December 31, 2020, the Company accounted for its leases in accordance with ASC Topic 840, Leases (“ASC 840”). In accordance with ASC 840, the Company accounts for a lease as an operating lease, unless it meets one of the following criteria, which would trigger classification as a capital lease:
•
the lease transfers ownership of the property to the lessee by the end of the lease term;

•
the lease contains a bargain purchase option;

•
the lease term is equal to 75 percent or more of the estimated economic life of the leased property; or

•
the present value of minimum lease payments at the beginning of the lease term equals or exceeds 90 percent of the fair value of the leased asset.

The Company recognizes lease expense related to operating leases with an escalating/ (de-escalating) lease payment schedule on a straight-line basis, and differences between the amount of expense recorded and lease payments results in the recognition of a deferred rent liability or asset balance. Operating lease expense attributable to site leases is reported within cost of revenues in the Company’s Statement of Income; whereas lease expense attributable to all other operating leases is reported within “other operating expenses” in the Company’s Statement of Income.
The Company initially records capital leases through the recognition of a capital lease asset and capital lease liability for an amount equal to the present value of the associated minimum lease payments over the lease term, as measured at the start of the lease. Capital lease asset balances, which the Company reports within property and equipment on the balance sheet, are amortized (1) in a manner consistent with the Company’s normal depreciation policy for owned assets if the transfer of ownership criterion or bargain purchase option criterion triggered the capital lease classification or (2) over the lease term if capital lease classification was triggered by such lease term or the present value of minimum lease payments.
The Company did not have significant lease contracts in the periods ended March 31, 2020 and March 31, 2021.
Revenue Recognition
The Company follows the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). The core principle underlying revenue recognition under ASC 606 is that revenue should be recognized as goods or services are transferred to customers in an amount that reflects the consideration to which the Company expects to be entitled. ASC 606 defines a five-step process to achieve this core principle. ASC 606 also mandates additional disclosure about the nature, amount, timing and uncertainty of revenues and cash flows arising from customer contracts, including significant judgments, and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.
The Company derives revenues from the sale of electricity and the sale of solar renewable energy credits (Green certificates). The Company receives Green Certificates based on the amount of energy produced in Romania. Energy generation revenue and solar renewable energy credits revenue are recognized as electricity generated by the Company’s solar energy facilities is delivered to the grid, at which time all performance obligations have been delivered. Revenues are based on actual output and contractual sale prices set forth in its customer contracts.
Cost of Sales
Cost of sales includes mainly cost of purchasing the energy. Costs are charged to expense as incurred.
Taxes Recoverable
The Company records taxes recoverable, when there has been an overpayment of taxes due to timing of the Value Added Tax (VAT) between vendors and customers.
Risks and Uncertainties
The Company’s operations are subject to significant risks and uncertainties including financial, operational, technological, and regulatory risks and the potential risk of business failure.
Fair Value of Financial Instruments
The Company measures its financial instruments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:
Level 1 — Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Pricing inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date(s). Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Pricing inputs that are unobservable. Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable.
The Company holds various financial instruments that are not required to be measured at fair value. For cash and cash equivalents, restricted cash, accounts receivable, various debt instruments, prepayments and other current assets, accounts payable, accrued liabilities and other current liabilities, the carrying value approximated their fair values due to the short-term maturity of these instruments.
Income Taxes
Deferred taxes are determined using the asset and liability method; whereby, deferred tax assets are recognized for deductible temporary differences, operating loss and tax credit carry forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between the positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing-authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
As a result of the Tax Cuts and Jobs Act (TCJA), the Company analyzed if a liability needed to be recorded for the deemed repatriation of undistributed earnings. It was determined that there is no outstanding liability associated with this based on overall negative undistributed earnings (accumulated deficit) in the consolidated foreign group. An additional provision of the TCJA is the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Company has elected to account for the impact of GILTI in the period in which the tax actually applies to the Company. During period of March 31, 2021 and March 31, 2020, the Company had overall net foreign losses and thus, there was no impact on the US taxable income calculations.
Foreign Currency Transactions and Other Comprehensive Loss
Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which the Company operates, which is referred to as the functional currency. The functional currency of the Company is the local currency, Romanian Leu (RON). Transactions denominated in foreign currencies are remeasured to the functional currency using the exchange rate prevailing at the balance sheet date for balance sheet accounts and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. Foreign currency gains or losses resulting from such remeasurement are included in the Statement of Income in the period in which they arise.
Transaction gains and losses are recognized in the Company’s Statement of Income based on the difference between the foreign exchange rates on the transaction date and on the reporting date. The Company recorded net foreign exchange losses for the periods ended March 31, 2021 and 2020.
The translation from the functional currency to United States Dollars (U.S. Dollar), for purposes of presentation under U.S. GAAP, was performed for balance sheet accounts using the current exchange rates in effect at the balance sheet date, and using the average exchange rate for each relevant year (which was assumed to fairly approximate the daily exchange rate) for income statement accounts and for the statement of cash flows. The retained earnings were subsequently adjusted with the net income / (loss) generated in each year. The remaining difference to the retained earnings reported in the local accounts (translated at the relevant year-end exchange rate) was reflected in the Statements of Retained Earnings as “gains / (losses) on currency translation adjustment”.
The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income.
The exchange rates used for translation were as follows:
•
December 31, 2020: 1 RON = 0.25185 USD

•
March 31, 2021: 1 RON = 0.23844 USD

•
Average exchange rate Q1 2020: 1 RON = 0.229697 USD

•
Average exchange rate Q1 2021: 1 RON = 0.246822 USD

Source of the information: https://www.oanda.com/

Recent Accounting Pronouncements Not Adopted
In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments- Credit losses (Topic 326), subsequently amended by ASU 2020-2. This new guidance will change how entities account for credit impairment for trade and other receivables, as well as for certain financial assets and other instruments. The update will replace the current incurred loss model with an expected loss model. Under the incurred loss model, a loss (or allowance) is recognized only when an event has occurred (such as a payment delinquency) that causes the entity to believe that a loss is probable (that is has been “incurred”). Under the expected loss model, a loss (or allowance) is recognized upon initial recognition of the asset that reflects all future events that may lead to a loss being realized, regardless of whether it is probable that the future event will occur. The incurred loss model considers past events and conditions, while the expected loss model includes expectations for the future which have yet to occur. ASU 2018-19 was issued in November 2018 and excludes operating leases from the new guidance. The standard will require entities to record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the guidance is effective. For public business entities that meet the definition of a U.S. Securities and Exchange (SEC) filer, the update is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an Emerging Growth Company, the standard is effective for the Company’s annual reporting period and interim periods beginning first quarter of 2023. The standard is not expected to have a material impact on the Company’s financial statements and associated disclosures.
In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (ASU 2016-02), Leases (Topic 842) amends the existing accounting standards for lease accounting, including requiring lessees to recognize most lease assets and lease liabilities on their balance sheets and disclose additional key information about lease agreements. The accounting update also replaces the current definition of a lease and requires that an arrange be recognized as a lease when a customer has the right to obtain substantially all of the economic benefits from the use of an asset, as well as the right to direct the use of the asset, making targeted changes to lessor accounting. Additionally, this accounting guidance requires a modified retrospective transition approach for all leases existing at, or entered into after, the date of initial application, with an option to use certain transition relief. In July 2018, the FASB issued a practical expedient that would allow entities the option to apply the provisions of the new lease guidance at the effective date of adoption without adjusting the comparative periods presented. The practical expedient permits entities not to reassess a) whether any expired or existing contracts contain leases in accordance with the new guidance, b) lease classifications, and c) whether initial direct costs capitalized under current guidance continue to meet the definition of initial direct costs under the new guidance. The new lease standard also provides practical expedients and policy elections for an entity’s ongoing accounting. The Company plans to elect the practical expedient to not separate lease and non-lease components for all of its leases. The Company plans to elect the short-term lease recognition exemption, which results in no recognition of right-of-use assets and lease liabilities for existing short-term leases at transition. The new lease standard is expected to have a significant effect on the Company’s financial statements as a result of the Company’s operating leases, as disclosed in Note 14, that will be reported on the balance sheet at adoption. The guidance is effective for public business entities who file financial statements with the SEC for fiscal years beginning after December 15, 2018. It is effective for all private entities, excluding not-for-profit and employee benefit plans, for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022.
On December 18, 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, as part as part of its overall simplification initiative to reduce costs and complexity of applying accounting standards. The accounting update removes certain exceptions to the general principles in ASC 740 Income Taxes as well as provides simplification by clarifying and amending existing guidance. The FASB’s amendments primarily impact ASC 740, Income Taxes, and may impact both interim and annual reporting periods. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. For all other entities, the guidance is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, 21. Early adoption is permitted. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements.

In May 2021 Accounting Standards Update 2021-04 — Earnings Per Share (Topic 260), Debt —  Modifications and Extinguishments (Subtopic 470-50), Compensation — Stock Compensation (Topic 718), and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options (a consensus of the FASB Emerging Issues Task Force) to clarify issuer accounting for modifications or exchanges of freestanding equity-classified written call options that remain equity classified after modification or exchange. The ASU requires an issuer to determine the accounting for the modification or exchange based on the economic substance of the modification or exchange. The amendments in this Update are effective for all entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted for all entities, including adoption in an interim period. The Company is currently evaluating the effect that the adoption of ASU 2021-04 will have on its financial statements.
In August 2020, the FASB issued Accounting Standards Update 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815040). The ASU simplifies the accounting for certain financial instruments with characteristics of liabilities and equity. The FASB reduced the number of accounting models for convertible debt and convertible preferred stock instruments and made certain disclosure amendments to improve the information provided to users. In addition, the FASB amended the derivative guidance for the “own stock” scope exception and certain aspects of EPS guidance. For public business entities that meet the definition of a SEC filer, excluding entities eligible to be a smaller reporting company as defined by the SEC, the guidance is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. For all other entities, the guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company is currently evaluating the effect that the adoption of ASU 2020-06 will have on its financial statements.
In October 2021, the FASB issued Accounting Standards Update 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. The ASU requires companies to apply ASC 606 to recognize and measure contract assets and contract liabilities from contracts with customers acquired in a business combination. The guidance generally will result in companies recognizing contract assets and contract liabilities at amounts consistent with those recorded by the acquiree immediately before the acquisition date. The guidance also clarifies that companies should apply the definition of a performance obligation in ASC 606 when recognizing contract liabilities assumed in a business combination. For public business entities, the guidance is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. For all other entities, the guidance is effective for fiscal years beginning after 15 December 2022 and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the effect the adoption of ASU 2021-08 will have on its financial statements.
5.
Cash and Cash Equivalents

Cash and cash equivalents at the end of the reporting period, as shown in the statements of cash flows, can be reconciled to the related items in the balance sheet as follows:
	March 31, 2021 (unaudited)	December 31, 2020
Cash in banks	$1,966,164	$624,458
Cash on hand (petty cash)	1,167	1,167
Total Cash and Cash Equivalents	$1,967,331	$625,625

6.
Accounts Receivable, Prepaid Expenses and Other Current Assets

Accounts receivable relate mainly to amounts due from customers for energy that has been generated and invoices that have been sent, as well as accruals for invoices to be issued. Prepaid and other current expenses generally consist of amounts paid to vendors for services that have not yet been performed. Accounts receivable, prepaid expenses and other current assets consist of the following:

	March 31, 2021 (unaudited)	December 31, 2020
Accounts receivable and other current assets	$265,421	$168,087
Warranties retained by suppliers	120,094	270,289
VAT receivable	233,180	192,188
Prepaid expenses	68,049	24,976
Accounts receivable, prepaid and other current assets	$686,744	$655,540

7.
Property and Equipment, Net

Property and equipment generally consist of operating solar parks on land. As of December 31, 2020, the Company had $12.6 million of net investment in property and equipment, and $11.2 million of net investment as of March 31, 2021, as shown in the table below.
	March 31, 2021 (unaudited)	December 31, 2020
Total Property and Equipment (cost) at end of period	$33,249,734	$33,249,734
Less Accumulated Depreciation and Amortization
Accumulated depreciation at beginning of period	20,681,984	16,602,068
Depreciation for the period	694,284	2,651,943
Effect of exchange rate gain / (loss)	639,791	1,427,973
Total accumulated depreciation at end of period	20,261,026	20,681,984
Advance payments for acquisition of PP&E	—	11,096
Total Property, Plant, and Equipment (net book value)	$11,233,675	$12,578,846
Depreciation and Amortization expense for the twelve months ended December 31, 2020, and three months March 2021 was $2.7 million and $0.7 million respectively.
8.
Borrowings

	March 31, 2021 (unaudited)	December 31, 2020
Loans from related parties	$20,081,811	$20,101,367
Interest payable on loans from related parties	1,837,156	3,076,835
Total short term borrowings	$21,918,967	$23,178,203
At March 31, 2021 and December 31, 2020, the Company owed amounts to former affiliated entities, Risen Energy (Hong Kong) Co. Ltd (loans and payables), Risen Energy Co. Ltd, China (trade payables), and Risen Energy GmbH, Germany (trade payables).
All these payables towards related parties are presented as “Borrowings”, considering that the trade payables towards affiliated entities were not subject to similar repayment conditions as trade payables towards non-related third parties.
Subsequent to the end of the reporting periods, in April 2021, upon acquisition of the Company by Alternus Energy Group, all payables towards related parties, amounting at that date the equivalent of EUR 19,109,708 (of which principal of EUR 16,599,561 and interest of EUR 2,510,146), were assigned by the former creditors towards the Company’s buyer, Solis Bond DAC.

Summary of borrowings
The breakdown by partners is presented below:
Entity name	Type of transactions	Balance at Mar 31, 2021 (unaudited)	Balance at Dec 31, 2020
Risen Energy (Hong Kong) Co. Ltd (China)	Loan	$706,118	$745,466
Risen Energy (Hong Kong) Co. Ltd (China)	Interest payable on loan	2,952,969	3,076,835
Risen Energy GmbH (Germany)	Trade payables (purchase of goods)	14,983,652	—
Risen Energy (Hong Kong) Co. Ltd (China)	Payables transferred from Risen Energy GmbH	—	15,818,612
Risen Energy Co. Ltd (China)	Payable from a set-off / compensation agreement	3,276,228	3,458,794
Green Source Energy Management SRL (Romania)	Solar park maintenance services	—	78,495
– Total		$21,918,967	$23,178,203
9.
Commitments and Contingencies

Litigation
From time to time the Company may be a defendant or plaintiff in various legal proceedings arising in the normal course of business. The Company knows of no material, active, pending or threatened proceeding against the management or the Company, nor is it involved as a plaintiff or defendant in any material proceeding or pending litigation.
There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, litigation claim to the knowledge of the executive officers of the Company, threatened against or affecting the Company, its common stock, any of the Company’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect on the Company.
10.
Shareholders’ Equity

Shareholders’ Equity balance is as follows:
	Mar 31, 2021 (unaudited)	Dec 31, 2020
Shareholders’ Equity
Subscribed and paid in share capital	$2,452	$2,452
Retained Earnings (Deficit)	(8,384,808)	(9,281,670)
Other Comprehensive Income	231,922	(228,985)
Total Shareholders’ Equity	$(8,150,434)	$(9,508,203)

11.
Subsequent Events

Management has evaluated subsequent events that have occurred through May 9th 2023, which is the date the Management financial statements were available to be issued, and has determined that there were no subsequent events that required recognition or disclosure in the financial statements as of and for the year period ended March 31, 2021, except as disclosed below.
In April, 2021, the shares in the Company have been transferred from RISEN ENERGY SOLAR project GmbH to Solis Bond DAC (Alternus Energy Group).
Consequently, subsequent to this transfer, the Company is held 100% by Solis Bond Company Designated Activity Company (“Solis Bond DAC”), incorporated in Ireland.

Upon closing of the above-mentioned transaction in April 2021, the former creditors within Risen group have assigned to Solis Bond DAC all their receivables against the Company, amounting to $22 million (see also Note 8 above).
No other important subsequent events occurred that would affect the financial statements for the periods ended March 31, 2021, and March 31, 2020.

INDEPENDENT AUDITOR’S REPORT
To the Board of Directors and Shareholders
of Elektrownia PV Komorowo Sp Z.o.o, Gardno PV Sp. Z.o.o, Gardno2 PV Sp. Z.o.o,
PV Zachod Sp. Z.o.o and RA01 Sp. Z.o.o (“the companies”)
Opinion
We have audited the accompanying special-purpose combined financial statements of Elektrownia PV Komorowo Sp Z.o.o, Gardno PV Sp. Z.o.o, Gardno2 PV Sp. Z.o.o, PV Zachod Sp. Z.o.o and RA01 Sp. Z.o.o (Polish corporations), which comprise the combined balance sheets as of 31 December 2020 and 31 December 2019, and the related combined statements of operations and comprehensive income / (Loss), combined statement of changes in shareholders equity / (Deficit), and combined statement of cash flows for the years then ended, and the related notes to the financial statements.
In our opinion, the special-purpose combined financial statements referred to above present fairly, in all material respects, the financial position of the companies as of 31 December 2020 and 31 December 2019, and the results of their operations and cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the companies and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the companies’ ability to continue as a going concern within one year after the date that the financial statements are available to be issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with generally accepted auditing standards, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the companies’ internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the companies’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
/s/ Mazars

Mazars
Harcourt Centre, Block 3
Harcourt Road
Dublin 2
Date: 20th January 2023

SIG 24 Portfolio
COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2019 and DECEMBER 31, 2020
	Year To Date 31/12/2019	Year To Date 31/12/2020
	$	$
ASSETS
CURRENT ASSETS
Cash & Cash Equivalents	3,132	1,627
Other Receivables	252,057	554,451
TOTAL CURRENT ASSETS	255,189	556,078
NON-CURRENT ASSETS
Construction in Process	97,903	899,419
TOTAL NON-CURRENT ASSETS	97,903	899,419
TOTAL ASSETS	353,092	1,455,497
LIABILITIES & SHAREHOLDER EQUITY
CURRENT LIABILITIES
Account Payable	—	3,650
Borrowings, Short Term	98,879	1,152,938
TOTAL CURRENT LIABILITIES	98,879	1,156,588
NON-CURRENT LIABILITIES
Borrowings, Long Term	277,070	409,661
TOTAL NON-CURRENT LIABILITIES	277,070	409,661
SHAREHOLDER’S EQUITY
Common Stock	15,765	18,774
Comprehensive (Loss)	(330)	(5,026)
Retained (Deficit)	(38,292)	(124,500)
TOTAL SHAREHOLDER’S EQUITY	(22,857)	(110,752)
TOTAL LIABILITIES & SHAREHOLDER EQUITY	353,092	1,455,497
The accompanying notes are an integral part of these combined consolidated financial statements

SIG 24 Portfolio
COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE
INCOME/ (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2019 and DECEMBER 31, 2020
	Year To Date 31/12/2019	Year To Date 31/12/2020
	$	$
Operating Expenses	—	—
Other Operating Expenses	—	—
Selling and Administrative Expenses	(1,684)	(27,885)
Total Operating Expenses	(1,684)	(27,885)
Total Net Operating (Loss)	(1,684)	(27,885)
Other Income / (Expenses)
Development Expense	(16,362)	(27,414)
Other Expense	(20,246)	(30,909)
Total Other Income (Expenses)	(36,608)	(58,323)

Total Net Income / (Loss) Before Income Taxes	(38,292)	(86,208)
Income Tax	—	—
Total Net Income / (Loss) After Income Taxes	(38,292)	(86,208)
Other Comprehensive Income / (Loss)	(330)	(4,696)
Total Comprehensive Income / (Loss)	(38,622)	(90,904)
The accompanying notes are an integral part of these combined consolidated financial statements

SIG 24 Portfolio
COMBINED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
(DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2020 and DECEMBER 31, 2019
	Common Stock	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at 01.01.2019	—	—	—	—
Common stock addition	$15,765	—	—	$15,765
Unrealized gain on currency translation adjustment	—	$(330)	—	$(330)
Net Income (Loss) after Income Taxes	—	—	$(38,292)	$(38,292)
Balance at 31.12.2019	$15,765	$(330)	$(38,292)	$(22,857)
	Common Stock	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at 01.01.2020	$15,765	$(330)	$(38,292)	$(22,857)
Common stock addition	$3,009	—	—	$3,009
Unrealized gain on currency translation adjustment	—	$(4,696)	—	$(4,696)
Net Income (Loss) after Income Taxes	—	—	$(86,208)	$(86,208)
Balance at 31.12.2020	$18,774	$(5,026)	$(124,500)	$(110,752)
The accompanying notes are an integral part of these combined consolidated financial statements

SIG 24 Portfolio
COMBINED STATEMENT OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2020 and DECEMBER 31, 2019
Cash flow statement	Cumulative Totals Year To Date 31/12/2019	Cumulative Totals Year To Date 31/12/2020
	$	$
a. CASH FLOWS FROM OPERATIONS
I. Net profit (loss)	(38,292)	(86,208)
II. Total adjustments	(252,387)	(303,440)
– currency translation adjustment	(330)	(4,696)
– change in payables	—	3,650
– change in receivables	(252,057)	(302,394)
– change in short-term receivables, excluding loans and credits	—	—
III. Net cash flows from operations	(290,679)	(389,648)
b. CASH FLOWS FROM INVESTMENTS	—	—
I. Inflows	—	—
II. Outflows	(97,903)	(801,516)
– acquisition of intangible assets and fixed tangible assets	(97,903)	(801,516)
III. Net cash flows from investments	(97,903)	(801,516)
c. CASH FLOWS FROM FINANCIAL ACTIVITIES
I. Inflows
– net proceeds from issue of shares and other equity instruments	15,765	3,009
– credits and loans	375,949	1,186,650
II. Outflows	—	—
III. Net cash flows from financial activities	391,714	1,189,659
D. TOTAL NET CASH FLOWS	3,132	(1,505)
E. CASH AT THE BEGINNING OF THE PERIOD	—	3,132
F. CASH FLOWS AT THE END OF THE PERIOD	3,132	1,627
The accompanying notes are an integral part of these combined consolidated financial statements

SIG 24 Portfolio
NOTES TO THE COMBINED FINANCIAL STATEMENTS
1.
Organization and Formation

SIG 24 Portfolio (Company) consists of five entities:
•
Elektrownia PV Komorowo Sp Z.o.o was incorporated in Warsaw, Poland on November 06, 2019, under the name Elektrownia PV Komorowo Sp. z o. o.

•
Gardno PV Sp. Z.o.o was incorporated in Szczecin, Poland on January 3, 2019, under the name Gardno PV Sp. z o.o.

•
Gardno2 PV Sp. Z.o.o was incorporated in Szczecin, Poland on June 6, 2019, under the name Gardno2 PV Sp. z o.o.

•
PV Zachod Sp. Z.o.o was incorporated in Poznań, Poland on November 7, 2018, under the name PV Zachód Sp. z o.o.

•
RA01 Sp. Z.o.o was incorporated in Poznań, Poland on September 11, 2019, under the name RA01 Sp. Z.o.o.

The legal form of the Companies are the Limited Liability Companies governed by the laws of the Republic of Poland.
2.
Immediate and Ultimate Parent Undertaking and Controlling Party

SIG 24 Portfolio is a name given to group of 5 legal entities noted in Note 1. The 5 legal entities namely Elektrownia PV Komorowo Sp Z.o.o, Gardno PV Sp. Z.o.o, Gardno2 PV Sp. Z.o.o, PV Zachod Sp. Z.o.o and RA01 Sp. Z.o.o are special purpose vehicle owned at the date of signing these special-purpose financial statements by SOLIS BOND COMPANY DESIGNATED ACTIVITY COMPANY (Solis Bond DAC), a Dublin (Ireland) based company. The ultimate parent of the group to which the Company belongs (Alternus Energy Group) is Alternus Energy Inc., US.
The control over the Companies was transferred from UAB Solinvesticijos LLC to Solis Bond DAC (Alternus Energy Group) in December 2021 and March 2022, when the Companies were acquired by Alternus Group. Consequently, at the dates of the reporting balance sheets (December 31, 2019, and respectively December 31, 2020), the Company was under the control of different shareholders.
3.
Liquidity

As reflected in the accompanying financial statements, the Companies had a net loss of $ 86,208 for the year ended December 31, 2020, and net loss of $ 38,292 for the year ended December 31, 2019, and has experienced recurring losses, resulting in a working capital deficit of $ 600,510 and a working capital surplus of $156,310 respectively for year ended December 31, 2020 and 2019. As at December 31 2020 the Companies had unrestricted cash and cash equivalents of $ 1,627 and December 31, 2019 a unrestricted cash and cash equivalents of $3,132. The parent company had committed the construction funding.
The recent outbreak of the corona virus, also known as “COVID-19”, has spread across the globe and is impacting worldwide economic activity. The extent to which the corona virus may impact the Companies’ business activities will depend on future developments, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, business disruptions, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. COVID-19 has not substantially impacted the operations of the Group and its core operations. As of the date of signing of the financial statements there has been no significant impact of Covid-19.
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply-chain disruption. These events are highly uncertain and as such, the Companies cannot determine their financial impact at this time.
4.
Summary of Significant Accounting Policies

Basis of Presentation
The Combined Financial Statements include the Combined Balance Sheet, Combined Statements of Operations and Comprehensive Income (Loss), Combined Statements of Changes in Shareholders’ Equity (Deficit) and Combined Statements of Cash Flows of the Companies and have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) from records maintained by the Companies.
Segments
The Companies has one operating segment, and decisions are made by the Board Members. The Companies manages the segment by focusing on the ongoing development stages of the photovoltaic park located in the area of Komorowo, Zachod, Garndo and other surrounding locations in Poland.
Cash and Cash Equivalents
The Companies considers cash and highly liquid investments to be cash and cash equivalents. The Companies maintains cash and cash equivalents with major financial institutions, which may at times exceed federally insured limits or statutorily insured limits in a foreign jurisdiction. The Companies periodically assesses the financial condition of the institutions and believes the risk of loss to be remote.
Impairment of Long-Lived Assets
The Companies reviews its investments in property and equipment and construction in process for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment is evaluated at the asset group level, which is determined based upon the lowest level of separately identifiable cash flows. When evaluating for impairment, if the estimated undiscounted cash flows from the use of the asset group are less than the asset group’s carrying amount, then the asset group is deemed to be impaired and is written down to its fair value. The amount of the impairment loss is equal to the excess of the asset group’s carrying value over its estimated fair value. The Companies did not record any impairment loss during the year ended December 31, 2019 and December 31, 2020.
Use of Estimates
The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses for the periods presented. Significant items subject to such estimates include, but are not limited to, the assumptions utilized in the valuation of the assets acquired and liabilities assumed, the calculation of asset retirement obligations and useful life of property and equipment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustment when facts and circumstance dictate. These estimates are based on information available as of the date of financial statements; therefore, actual results could differ from these estimates.
Leases
The Companies’ leases primarily consist of leases for office space and site leases for the land upon which the Companies’ solar park will be built. As of December 31, 2019 and December 31, 2020, the Companies continues to account for its leases in accordance with ASC Topic 840, Leases (“ASC 840”). In accordance with ASC 840, the Companies accounts for a lease as an operating lease, unless it meets one of the following criteria, which would trigger classification as a capital lease:
•
the lease transfers ownership of the property to the lessee by the end of the lease term;

•
the lease contains a bargain purchase option;

•
the lease term is equal to 75 percent or more of the estimated economic life of the leased property; or

•
the present value of minimum lease payments at the beginning of the lease term equals or exceeds 90 percent of the fair value of the leased asset.

The Companies recognizes lease expense related to operating leases with an escalating/ (de-escalating) lease payment schedule on a straight-line basis, and differences between the amount of expense recorded and lease payments results in the recognition of a deferred rent liability or asset balance. Operating lease expense attributable to site leases is reported within cost of revenues in the Companies’ Combined Statement of Operations and Combined Comprehensive Income/ (Loss); whereas lease expense attributable to all other operating leases is reported within selling, general, and administrative expense in the Companies’ Combined Statement of Operations and Comprehensive Income/ (Loss).
The Companies initially records capital leases through the recognition of a capital lease asset and capital lease liability for an amount equal to the present value of the associated minimum lease payments over the lease term, as measured at the start of the lease. Capital lease asset balances, which the Companies reports within property and equipment on the balance sheet, are amortized (1) in a manner consistent with the Companies’ normal depreciation policy for owned assets if the transfer of ownership criterion or bargain purchase option criterion triggered the capital lease classification or (2) over the lease term if capital lease classification was triggered by such lease term or the present value of minimum lease payments.
Taxes Recoverable
The Companies records taxes recoverable, when there has been an overpayment of taxes due to timing of the Value Added Tax (VAT) between vendors and customers. The VAT can also be offset against a Country’s income taxes where the VAT was registered.
Risks and Uncertainties
The Companies’ operations are subject to significant risks and uncertainties including financial, operational, technological, and regulatory risks and the potential risk of business failure.
Income Taxes
Deferred taxes are determined using the asset and liability method; whereby, deferred tax assets are recognized for deductible temporary differences, operating loss and tax credit carry forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
The Companies evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 prescribes a comprehensive model for how a Companies should recognize, present, and disclose uncertain positions that the Companies has taken or expects to take in its return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between the positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing-authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
As a result of the Tax Cuts and Jobs Act (TCJA), the Companies analyzed if a liability needed to be recorded for the deemed repatriation of undistributed earnings. It was determined that there is no outstanding liability associated with this based on overall negative undistributed earnings (accumulated deficit) in the foreign group. An additional provision of the TCJA is the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Companies has elected to account for the impact of GILTI in the period in which the tax actually applies to the Companies. During fiscal year 2019, the Companies had overall net foreign losses and thus, there was no impact on the US taxable income calculations.
Foreign Currency Transactions and Other Comprehensive Loss
Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which the Companies operations, which is referred to as the functional currency. The functional currency of the Companies is Polish Zloty (PLN) Transactions denominated in foreign currencies are remeasured to the presentation currency using the exchange rate prevailing at the balance sheet date for balance sheet accounts and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. Foreign currency gains or losses resulting from such remeasurement are included in the Statement of Operations in the period in which they arise.
Transaction gains and losses are recognized in the Companies’ Results of Operations based on the difference between the foreign exchange rates on the transaction date and on the reporting date. The Companies had an immaterial net foreign exchange gain for the year ended December 31, 2019 and December 31, 2020.
The translation from functional foreign currency to United States Dollars (U.S. Dollar) is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income. For the year ended December 31, 2019 and 2020 the comprehensive loss related to foreign currency translation was $ 330 and $4,696 respectively.
The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income.
The exchange rates used for translation were as following:
December 31, 2020: 1 PLN = 0.26820 USD
December 31, 2019: 1 PLN = 0.26276 USD
Average exchange rate 2020: 1 PLN = 0.25659 USD
Average exchange rate 2019: 1 PLN = 0.26052 USD
Source of the information: https://www.oanda.com/
Fair Value of Financial Instruments
The Company measures its financial instruments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:
Level 1 — Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Pricing inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date. Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.

Level 3 — Pricing inputs that are unobservable. Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable.
The Company did not hold any financial instruments that are required to be measured at fair value. For cash and cash equivalents, restricted cash, accounts receivable, various debt instruments, prepayments and other current assets, accounts payable, accrued liabilities and other current liabilities, the carrying value approximated their fair values due to the short-term maturity of these instruments.
Recent Accounting Pronouncements Not Adopted
In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments-Credit losses (Topic 326), subsequently amended by ASU 2020-2. This new guidance will change how entities account for credit impairment for trade and other receivables, as well as for certain financial assets and other instruments. The update will replace the current incurred loss model with an expected loss model. Under the incurred loss model, a loss (or allowance) is recognized only when an event has occurred (such as a payment delinquency) that causes the entity to believe that a loss is probable (that is has been “incurred”). Under the expected loss model, a loss (or allowance) is recognized upon initial recognition of the asset that reflects all future events that may lead to a loss being realized, regardless of whether it is probable that the future event will occur. The incurred loss model considers past events and conditions, while the expected loss model includes expectations for the future which have yet to occur. ASU 2018-19 was issued in November 2018 and excludes operating leases from the new guidance. The standard will require entities to record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the guidance is effective. For public business entities that meet the definition of a U.S. Securities and Exchange (SEC) filer, the update is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an Emerging Growth Companies, the standard is effective for the Companies’ annual reporting period and interim periods beginning first quarter of 2023. The standard is not expected to have a material impact on the Companies’ financial statements and associated disclosures.
In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (ASU 2016-02), Leases (Topic 842) amends the existing accounting standards for lease accounting, including requiring lessees to recognize most lease assets and lease liabilities on their balance sheets and disclose additional key information about lease agreements. The accounting update also replaces the current definition of a lease and requires that an arrange be recognized as a lease when a customer has the right to obtain substantially all of the economic benefits from the use of an asset, as well as the right to direct the use of the asset. making targeted changes to lessor accounting. Additionally, this accounting guidance requires a modified retrospective transition approach for all leases existing at, or entered into after the date of initial application, with an option to use certain transition relief. In July 2018, the FASB issued a practical expedient that would allow entities the option to apply the provisions of the new lease guidance at the effective date of adoption without adjusting the comparative periods presented. The practical expedient permits entities not to reassess a) whether any expired or existing contracts contain leases in accordance with the new guidance, b) lease classifications, and c) whether initial direct costs capitalized under current guidance continue to meet the definition of initial direct costs under the new guidance. The new lease standard also provides practical expedients and policy elections for an entity’s ongoing accounting. The Companies plans to elect the practical expedient to not separate lease and non-lease components for all of its leases. The Companies plans to elect the short-term lease recognition exemption, which results in no recognition of right-of-use assets and lease liabilities for existing short-term leases at transition. The new lease standard is expected to have a significant effect on the Companies’ financial statements as a result of the Companies’ operating leases, as disclosed in Note 10, that will be reported on the balance sheet at adoption. The guidance is effective for public business entities who file financial statements with the SEC for fiscal years beginning after December 15, 2018. It is effective for all private entities, excluding not-for-profit and employee benefit plans, for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022.
On December 18, 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, as part as part of its overall simplification initiative to reduce costs and complexity of applying accounting standards. The accounting update removes certain exceptions to the general principles in ASC 740 Income Taxes as well as provides simplification by clarifying and amending existing guidance. The FASB’s amendments primarily impact ASC 740, Income Taxes, and may impact both interim and annual reporting periods. The Companies is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. For all other entities, the guidance is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, 21. Early adoption is permitted. The Companies is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements.
5.
Other Receivables

Accounts receivables, prepaid expenses and other current assets consist of the following at December 31, 2019 and December 31, 2020
	Year To Date 31/12/2019	Year To Date 31/12/2020
Other Receivables	$252,057	$554,451
Total Other Receivables	$252,057	$554,451
Other receivables for twelve months ended December 31, 2019 and December 31, 2021 comprises of receivables from VAT and from grid operators.
6.
Construction in process, Net

As of December 31, 2020 and 2019 the Companies had investments in Construction in progress, as outlined in the table below.
	Year Ended December 31,
	2019	2020
Construction in process	$97,903	$899,419
Total Construction in process, Net	$97,903	$899,419
Depreciation, or Amortization for twelve months ended December 31, 2019 and December 31, 2020 was not applicable, because the Companies did not have any assets under operation.
7.
Accounts Payable

Accounts payable consists of the following at December 31, 2020 and December 31, 2019:
	Year Ended December 31,
	2019	2020
Account Payable	—	$3,650
Total Account Payable	—	$3,650

8.
Borrowings

The following table reflects the total debt balances of the Companies as December 31, 2020 and 2019:
	Year Ended December 31,
	2019	2020
Related Party Loan, Short Term	$98,879	$1,152,938
Related Party Loan, Long Term	$277,070	$409,661
Total Borrowings	$375,949	$1,562,599
The related party loan has been granted by UAB Solinvesticijos LLC which is the related party of the Companies. The Lender is registered in Lithuania and operates under the laws of Lithuania. The shareholder loan agreement has been concluded in PLN. On the year ending December 31, 2019 and December 31, 2020 the value of the principal amount was $ 356,522 and interest was $19,427 and on the year ending December 31, 2020 the value of the principal amount was $ 1,529,267 and interest was $33,333.
9.
Litigation

From time to time the Companies may be a defendant or plaintiff in various legal proceedings arising in the normal course of business. The Companies knows of no material, active, pending or threatened proceeding against management or the Companies, involved as a plaintiff or defendant in any material proceeding or pending litigation.
There is no other action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, litigation claim to the knowledge of the executive officers of the Companies, threatened against or affecting the Companies, its shares, any of Companies’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.
10.
Operating Leases

The Companies’ operating leases generally related to the land upon which the Companies’ solar parks are built. These leases include those that have been assumed in connection with the Companies’ asset acquisitions and business combinations. As a part of the Witnica acquisition, the Companies acquired an operating lease in relation to the land where the solar park is located. The estimated annual cost of the lease is $135,000 adjusted each consecutive year by the CPI inflation as announced by the Polish Statistical Administration. The lease commenced in 2016 and runs through 2050.
Five-year lease estimated schedule:
Total
2021	$94,452
2022	$94,452
2023	$94,452
2024	$94,452
2025	$94,452
Total	$472,260

11.
Shareholder’s Equity

Shareholder’s equity consists of the following at December 31, 2020 and December 31, 2019:
	Year To Date 31/12/2019	Year To Date 31/12/2020
	$	$
Common Stock	15,765	18,774
Other Comprehensive Loss	(330)	(5,026)
Retained Earnings (Deficit)	(38,292)	(124,500)
Total Shareholder’s Equity	(22,857)	(110,752)
In the years ending December 31, 2020, or 2019 there were no issuance of new series of shares.
12.
Related Party

Related party transactions are a transfer of resources, services, or obligations between the Companies and a related party, regardless of whether a price is charged. Parties are considered related if one party has control, joint control, or a significant influence over the other party in making financial and operating decisions. Financial assets and financial liabilities are recognized when the Companies becomes a party to the contractual provisions of the instrument. Related party transactions in the year ending December 31, 2019 and 2020 were: shareholders loan agreement and general construction agreement with the entity related to the parent Companies: UAB Solinvesticijos LLC. Both the Lender and the General Contractor are entities registered in Lithuania. In the year ending December 31, 2019 and 2020 the related party transactions were limited to the shareholder loan agreement. Transactions with Directors — not applicable in 2020, or 2019.
13.
Subsequent Events

Management has evaluated subsequent events that have occurred through January 20, 2023, which is the date the financial statements were available to be issued and has determined that there were no subsequent events that required recognition or disclosure in the financial statements as of and for the year ended December 31, 2019 and 2020, except as disclosed below.
In December 2021 and March 2022, the shares in the Companies have been transferred from UAB Solinvesticijos LLC to Solis Bond DAC (Alternus Energy Group).
Consequently, after the transfer, the Companies is held 100% by Solis Bond Company Designated Activity Company (“Solis Bond DAC”), incorporated in Ireland.
No other important subsequent events occurred that would affect the financial statements for the years ended December 31, 2019 and respectively December 31, 2020.
These special-purpose financial statements of the Company in respect of the years ended December 31, 2019 and 2020 were approved and authorised for issue by the Directors on January 20, 2023.

SIG 24 Portfolio
INTERIM UNAUDITED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2021 and DECEMBER 31, 2020
	Period To Date 30/09/2021	Period To Date 31/12/2020
	$	$
ASSETS
CURRENT ASSETS
Cash & Cash Equivalents	$12,476	$1,627
Prepaids	65,162	—
Other Receivables	610,421	554,451
TOTAL CURRENT ASSETS	688,059	556,078
NON-CURRENT ASSETS
Construction in Process	15,262,641	899,419
TOTAL NON-CURRENT ASSETS	15,262,641	899,419
TOTAL ASSETS	$15,950,700	$1,455,497
LIABILITIES & SHAREHOLDER EQUITY
CURRENT LIABILITIES
Account Payable	7,970,206	3,650
Borrowings, Short Term	7,736,419	1,152,938
TOTAL CURRENT LIABILITIES	15,706,625	1,156,588
NON-CURRENT LIABILITIES
Borrowings, Long Term	409,661	409,661
TOTAL NON-CURRENT LIABILITIES	409,661	409,661
SHAREHOLDER’S EQUITY
Common Stock	18,774	18,774
Comprehensive (Loss)	—	(5,026)
Retained (Deficit)	(184,360)	(124,500)
TOTAL SHAREHOLDER’S EQUITY	(165,586)	(110,752)
TOTAL LIABILITIES & SHAREHOLDER EQUITY	$15,950,700	$1,455,497
The accompanying notes are an integral part of these combined financial statements

SIG 24 Portfolio
INTERIM UNAUDITED COMBINED STATEMENT OF OPERATIONS AND
COMPREHENSIVE INCOME/ (LOSS)
FOR THE PERIODS ENDED SEPTEMBER 30, 2021 and SEPTEMBER 30, 2020
	Period To Date 30/09/2021	Period To Date 30/09/2020
	$	$
Operating Expenses
Other Operating Expenses	$(1,381)	—
Selling and Administrative Expenses	(9,991)	(17,568)
Total Operating Expenses	(11,372)	(17,568)
Total Net Operating (Loss)	(11,372)	(17,568)
Other Income / (Expenses)
Development Expense	—	(22,238)
Other Expense	(48,488)	(22,950)
Total Other Income (Expenses)	(48,488)	(45,188)
Total Net Income / (Loss) Before Income Taxes	(59,860)	(62,756)
Income Tax	—	—
Total Net Income / (Loss) After Income Taxes	(59,860)	(62,756)
Other Comprehensive Income / (Loss)	5,026	330
Total Comprehensive Income / (Loss)	(54,834)	(62,426)
The accompanying notes are an integral part of these combined financial statements

SIG 24 Portfolio
INTERIM UNAUDITED COMBINED STATEMENTS OF CHANGES IN
SHAREHOLDERS’ EQUITY (DEFICIT)
FOR THE PERIODS ENDED SEPTEMBER 30, 2021 and SEPTEMBER 30, 2020
USD	Common Stock	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at 01.01.2021	$18,774	$(5,026)	$(124,500)	$(110,752)
Common stock addition	—	—	—	—
Unrealized gain on currency translation adjustment	—	5,026	—	5,026
Net Income (Loss) after Income Taxes	—	—	(59,860)	(59,860)
Balance at 30.09.2021	$18,774	—	$(184,360)	$(165,586)
	Common Stock	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at 01.01.2020	$15,765	$(330)	$(38,292)	$(22,857)
Common stock addition	3,009	—	—	3,009
Unrealized gain on currency translation adjustment	—	330	—	330
Net Income (Loss) after Income Taxes	—	—	(62,756)	(62,756)
Balance at 30.09.2020	$18,774	$0	$(101,048)	$(82,274)
The accompanying notes are an integral part of these combined financial statements

SIG 24 Portfolio
INTERIM UNAUDITED COMBINED STATEMENT OF CASH FLOW
FOR THE PERIODS ENDED SEPTEMBER 30, 2021 and SEPTEMBER 30, 2020
Cash flow statement	Cumulative Totals Period To Date 30/09/2021	Cumulative Totals Period To Date 30/09/2020
	$	$
a. CASH FLOWS FROM OPERATIONS
I. Net profit (loss)	$(59,860)	$(62,756)
II. Total adjustments	7,850,450	(140,851)
− currency translation adjustment	5,026	—
− change in payables	7,966,556	422
− change in receivables	(55,970)	(141,603)
− change in short-term receivables, excluding loans and credits	(65,162)	330
III. Net cash flows from operations	7,790,590	(203,607)
b. CASH FLOWS FROM INVESTMENTS
I. Inflows	—	—
II. Outflows	(14,363,222)	(585,655)
− acquisition of intangible assets and fixed tangible assets	(14,363,222)	(585,655)
III. Net cash flows from investments	(14,363,222)	(585,655)
c. CASH FLOWS FROM FINANCIAL ACTIVITIES
I. Inflows	6,583,481	787,615
− net proceeds from issue of shares and other equity instruments	—	3,008
− credits and loans	6,583,481	784,606
II. Outflows	—	—
III. Net cash flows from financial activities	6,583,481	787,615
D. TOTAL NET CASH FLOWS	10,849	(1,648)
E. CASH AT THE BEGINNING OF THE PERIOD	1,627	3,132
F. CASH FLOWS AT THE END OF THE PERIOD	12,476	1,484
The accompanying notes are an integral part of these combined financial statements

SIG 24 Portfolio
NOTES TO THE COMBINED FINANCIAL STATEMENTS
1.
Organization and Formation

SIG 24 Portfolio (Company) consists of five entities:
•
Elektrownia PV Komorowo Sp Z.o.o was incorporated in Warsaw, Poland on November 06, 2019, under the name Elektrownia PV Komorowo Sp. z o. o.

•
Gardno PV Sp. Z.o.o was incorporated in Szczecin, Poland on January 3, 2019, under the name Gardno PV Sp. z o.o.

•
Gardno2 PV Sp. Z.o.o was incorporated in Szczecin, Poland on June 6, 2019, under the name Gardno2 PV Sp. z o.o.

•
PV Zachod Sp. Z.o.o was incorporated in Poznań, Poland on November 7, 2018, under the name PV Zachód Sp. z o.o.

•
RA01 Sp. Z.o.o was incorporated in Poznań, Poland on September 11, 2019, under the name RA01 Sp. Z.o.o.

The legal form of the Companies are the Limited Liability Companies governed by the laws of the Republic of Poland.
2.
Immediate and Ultimate Parent Undertaking and Controlling Party

SIG 24 Portfolio is a name given to group of 5 legal entities noted in Note 1. The 5 legal entities namely Elektrownia PV Komorowo Sp Z.o.o, Gardno PV Sp. Z.o.o, Gardno2 PV Sp. Z.o.o, PV Zachod Sp. Z.o.o and RA01 Sp. Z.o.o are special purpose vehicle owned at the date of signing these special-purpose financial statements by SOLIS BOND COMPANY DESIGNATED ACTIVITY COMPANY (Solis Bond DAC), a Dublin (Ireland) based company. The ultimate parent of the group to which the Company belongs (Alternus Energy Group) is Alternus Energy Inc., US.
The control over the Companies was transferred from UAB Solinvesticijos LLC to Solis Bond DAC (Alternus Energy Group) in December 2021 and March 2022, when the Companies were acquired by Alternus Group. Consequently, at the dates of the reporting balance sheets (September 30, 2021, and respectively September 30, 2020), the Company was under the control of different shareholders.
3.
Liquidity

As reflected in the accompanying financial statements, the Companies had a net loss of $ 59,860 for the period ended September 30, 2021, and net loss of $ 62,756 for the period ended September 30, 2020, and has experienced recurring losses, resulting in a working capital deficit of $ 15,018,566 and $600,510 respectively for period ended September 30, 2021 and December 31, 2020. As at September 30 2021 the Companies had unrestricted cash and cash equivalents of $ 12,476 and December 31, 2020 a unrestricted cash and cash equivalents of $1,627. The parent company had committed the construction funding.
The recent outbreak of the corona virus, also known as “COVID-19”, has spread across the globe and is impacting worldwide economic activity. The extent to which the corona virus may impact the Companies’ business activities will depend on future developments, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, business disruptions, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. COVID-19 has not substantially impacted the operations of the Group and its core operations. As of the date of signing of the financial statements there has been no significant impact of Covid-19.
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply-chain disruption. These events are highly uncertain and as such, the Companies cannot determine their financial impact at this time.
4.
Summary of Significant Accounting Policies

Basis of Presentation
The Combined Financial Statements include the Combined Balance Sheet, Combined Statements of Operations and Comprehensive Income (Loss), Combined Statements of Changes in Shareholders’ Equity (Deficit) and Combined Statements of Cash Flows of the Companies and have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) from records maintained by the Companies.
Segments
The Companies has one operating segment, and decisions are made by the Board Members. The Companies manages the segment by focusing on the ongoing development stages of the photovoltaic park located in the area of Komorowo, Zachod, Garndo and other surrounding locations in Poland.
Cash and Cash Equivalents
The Companies considers cash and highly liquid investments to be cash and cash equivalents. The Companies maintains cash and cash equivalents with major financial institutions, which may at times exceed federally insured limits or statutorily insured limits in a foreign jurisdiction. The Companies periodically assesses the financial condition of the institutions and believes the risk of loss to be remote.
Impairment of Long-Lived Assets
The Companies reviews its investments in property and equipment and construction in process for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment is evaluated at the asset group level, which is determined based upon the lowest level of separately identifiable cash flows. When evaluating for impairment, if the estimated undiscounted cash flows from the use of the asset group are less than the asset group’s carrying amount, then the asset group is deemed to be impaired and is written down to its fair value. The amount of the impairment loss is equal to the excess of the asset group’s carrying value over its estimated fair value. The Companies did not record any impairment loss during the period ended September 30, 2021 and December 31, 2020.
Use of Estimates
The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses for the periods presented. Significant items subject to such estimates include, but are not limited to, the assumptions utilized in the valuation of the assets acquired and liabilities assumed, the calculation of asset retirement obligations and useful life of property and equipment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustment when facts and circumstance dictate. These estimates are based on information available as of the date of financial statements; therefore, actual results could differ from these estimates.
Leases
The Companies’ leases primarily consist of leases for office space and site leases for the land upon which the Companies’ solar park will be built. As of period ending September 30, 2021 and December 31, 2020, the Companies continues to account for its leases in accordance with ASC Topic 840, Leases

(“ASC 840”). In accordance with ASC 840, the Companies accounts for a lease as an operating lease, unless it meets one of the following criteria, which would trigger classification as a capital lease:
•
the lease transfers ownership of the property to the lessee by the end of the lease term;

•
the lease contains a bargain purchase option;

•
the lease term is equal to 75 percent or more of the estimated economic life of the leased property; or

•
the present value of minimum lease payments at the beginning of the lease term equals or exceeds 90 percent of the fair value of the leased asset.

The Companies recognizes lease expense related to operating leases with an escalating/ (de-escalating) lease payment schedule on a straight-line basis, and differences between the amount of expense recorded and lease payments results in the recognition of a deferred rent liability or asset balance. Operating lease expense attributable to site leases is reported within cost of revenues in the Companies’ Combined Statement of Operations and Combined Comprehensive Income/ (Loss); whereas lease expense attributable to all other operating leases is reported within selling, general, and administrative expense in the Companies’ Combined Statement of Operations and Comprehensive Income/ (Loss).
The Companies initially records capital leases through the recognition of a capital lease asset and capital lease liability for an amount equal to the present value of the associated minimum lease payments over the lease term, as measured at the start of the lease. Capital lease asset balances, which the Companies reports within property and equipment on the balance sheet, are amortized (1) in a manner consistent with the Companies’ normal depreciation policy for owned assets if the transfer of ownership criterion or bargain purchase option criterion triggered the capital lease classification or (2) over the lease term if capital lease classification was triggered by such lease term or the present value of minimum lease payments.
Taxes Recoverable
The Companies records taxes recoverable, when there has been an overpayment of taxes due to timing of the Value Added Tax (VAT) between vendors and customers. The VAT can also be offset against a Country’s income taxes where the VAT was registered.
Risks and Uncertainties
The Companies’ operations are subject to significant risks and uncertainties including financial, operational, technological, and regulatory risks and the potential risk of business failure.
Income Taxes
Deferred taxes are determined using the asset and liability method; whereby, deferred tax assets are recognized for deductible temporary differences, operating loss and tax credit carry forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
The Companies evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 prescribes a comprehensive model for how a Companies should recognize, present, and disclose uncertain positions that the Companies has taken or expects to take in its return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between the positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing-authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
As a result of the Tax Cuts and Jobs Act (TCJA), the Companies analyzed if a liability needed to be recorded for the deemed repatriation of undistributed earnings. It was determined that there is no outstanding liability associated with this based on overall negative undistributed earnings (accumulated deficit) in the foreign group. An additional provision of the TCJA is the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Companies has elected to account for the impact of GILTI in the period in which the tax actually applies to the Companies. During period ended September 30, 2021 and September 30, 2020, the Companies had overall net foreign losses and thus, there was no impact on the US taxable income calculations.
Foreign Currency Transactions and Other Comprehensive Loss
Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which the Companies operations, which is referred to as the functional currency. The functional currency of the Companies is Polish Zloty (PLN) Transactions denominated in foreign currencies are remeasured to the presentation currency using the exchange rate prevailing at the balance sheet date for balance sheet accounts and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. Foreign currency gains or losses resulting from such remeasurement are included in the Statement of Operations in the period in which they arise.
Transaction gains and losses are recognized in the Companies’ Results of Operations based on the difference between the foreign exchange rates on the transaction date and on the reporting date. The Companies had an immaterial net foreign exchange gain for the period ended September 30, 2021 and September 30, 2020.
The translation from functional foreign currency to United States Dollars (U.S. Dollar) is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income. For the period ended September 30, 2021 and December 31, 2020 the comprehensive income/(loss) related to foreign currency translation was $ 5,026 and $(4,696) respectively.
The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income.
The exchange rates used for translation were as following:
September 30, 2021: 1 PLN = 0.2508 USD
December 31, 2020: 1 PLN = 0.26961 USD
Average exchange rate September 30, 2021: 1 PLN = 0.2629 USD
Average exchange rate September 30, 2020: 1 PLN = 0.2541 USD
Source of the information: https://www.oanda.com/
Fair Value of Financial Instruments
The Company measures its financial instruments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:
Level 1 — Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Pricing inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date. Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Pricing inputs that are unobservable. Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable.
The Company did not hold any financial instruments that are required to be measured at fair value. For cash and cash equivalents, restricted cash, accounts receivable, various debt instruments, prepayments and other current assets, accounts payable, accrued liabilities and other current liabilities, the carrying value approximated their fair values due to the short-term maturity of these instruments.
Recent Accounting Pronouncements Not Adopted
In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments-Credit losses (Topic 326), subsequently amended by ASU 2020-2. This new guidance will change how entities account for credit impairment for trade and other receivables, as well as for certain financial assets and other instruments. The update will replace the current incurred loss model with an expected loss model. Under the incurred loss model, a loss (or allowance) is recognized only when an event has occurred (such as a payment delinquency) that causes the entity to believe that a loss is probable (that is has been “incurred”). Under the expected loss model, a loss (or allowance) is recognized upon initial recognition of the asset that reflects all future events that may lead to a loss being realized, regardless of whether it is probable that the future event will occur. The incurred loss model considers past events and conditions, while the expected loss model includes expectations for the future which have yet to occur. ASU 2018-19 was issued in November 2018 and excludes operating leases from the new guidance. The standard will require entities to record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the guidance is effective. For public business entities that meet the definition of a U.S. Securities and Exchange (SEC) filer, the update is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an Emerging Growth Companies, the standard is effective for the Companies’ annual reporting period and interim periods beginning first quarter of 2023. The standard is not expected to have a material impact on the Companies’ financial statements and associated disclosures.
In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (ASU 2016-02), Leases (Topic 842) amends the existing accounting standards for lease accounting, including requiring lessees to recognize most lease assets and lease liabilities on their balance sheets and disclose additional key information about lease agreements. The accounting update also replaces the current definition of a lease and requires that an arrange be recognized as a lease when a customer has the right to obtain substantially all of the economic benefits from the use of an asset, as well as the right to direct the use of the asset. making targeted changes to lessor accounting. Additionally, this accounting guidance requires a modified retrospective transition approach for all leases existing at, or entered into after the date of initial application, with an option to use certain transition relief. In July 2018, the FASB issued a practical expedient that would allow entities the option to apply the provisions of the new lease guidance at the effective date of adoption without adjusting the comparative periods presented. The practical expedient permits entities not to reassess a) whether any expired or existing contracts contain leases in accordance with the new guidance, b) lease classifications, and c) whether initial direct costs capitalized under current guidance continue to meet the definition of initial direct costs under the new guidance. The new lease standard also provides practical expedients and policy elections for an entity’s ongoing accounting. The Companies plans to elect the practical expedient to not separate lease and non-lease components for all of its leases. The Companies plans to elect the short-term lease recognition exemption, which results in no recognition of right-of-use assets and lease liabilities for existing short-term leases at transition. The new lease standard is expected to have a significant effect on the Companies’ financial statements as a result of the Companies’ operating leases, as disclosed in Note 10, that will be reported on the balance sheet at adoption. The guidance is effective for public business entities who file financial statements with the SEC for fiscal years beginning after December 15, 2018. It is effective for all private entities, excluding not-for-profit and employee benefit plans, for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022.

On December 18, 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, as part as part of its overall simplification initiative to reduce costs and complexity of applying accounting standards. The accounting update removes certain exceptions to the general principles in ASC 740 Income Taxes as well as provides simplification by clarifying and amending existing guidance. The FASB’s amendments primarily impact ASC 740, Income Taxes, and may impact both interim and annual reporting periods. The Companies is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. For all other entities, the guidance is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, 21. Early adoption is permitted. The Companies is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements.
5.
Other Receivables and Prepaids

Accounts receivables, prepaid expenses and other current assets consist of the following at September 30, 2021 and December 31, 2020
	September 30, 2021	December 31, 2020
	$	$
Other Receivables	610,421	554,451
Prepaids	65,162	—
Total Other Receivables and Prepaids	675,583	554,451
Other receivables for period ended September 30, 2021 and December 31, 2020 comprises of receivables from VAT and from grid operators.
6.
Construction in process, Net

As of September 30, 2021 and December 31, 2020 the Companies had investments in Construction in progress, as outlined in the table below.
	September 30, 2021	December 31, 2020
	$	$
Construction in process	15,262,641	899,419
Total Construction in process, Net	15,262,641	899,419
Depreciation, or Amortization for three months ended September 30, 2021 and December 31, 2020 was not applicable, because the Companies did not have any assets under operation.
7.
Accounts Payable

Accounts payable consists of the following at September 30, 2021 and December 31, 2020:
	September 30, 2021	December 31, 2020
	$	$
Account Payable	7,970,206	3,650
Total Account Payable	7,970,206	3,650

8.
Borrowings

The following table reflects the total debt balances of the Companies at September 30, 2021 and December 31, 2020:
	September 30, 2021	December 31, 2020
	$	$
Related Party Loan, Short Term	7,736,419	1,152,938
Related Party Loan, Long Term	409,661	409,661
Total Debt	8,146,080	1,562,599
The related party loan has been granted by UAB Solinvesticijos LLC which is the related party of the Companies. The Lender is registered in Lithuania and operates under the laws of Lithuania. The shareholder loan agreement has been concluded in PLN.
9.
Litigation

From time to time the Companies may be a defendant or plaintiff in various legal proceedings arising in the normal course of business. The Companies knows of no material, active, pending or threatened proceeding against management or the Companies, involved as a plaintiff or defendant in any material proceeding or pending litigation.
There is no other action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, litigation claim to the knowledge of the executive officers of the Companies, threatened against or affecting the Companies, its shares, any of Companies’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.
10.
Operating Leases

The Companies’ operating leases generally related to the land upon which the Companies’ solar parks are built. These leases include those that have been assumed in connection with the Companies’ asset acquisitions and business combinations. As a part of the acquisition, the Companies acquired an operating lease in relation to the land where the solar park is located. The estimated annual cost of the lease is $94,452. The lease commenced in 2016 and runs through 2050.
Five-year lease estimated schedule:
Total
2021	$94,452
2022	$94,452
2023	$94,452
2024	$94,452
2025	$94,452
Total	$472,260

11.
Shareholder’s Equity

Shareholder’s equity consists of the following at September 30, 2021 and December 31, 2020:
	September 30, 2021	December 31, 2020
	$	$
Common Stock	18,774	18,774
Other Comprehensive Loss	—	(5,026)
Retained Earnings (Deficit)	(184,360)	(124,500)
Total Shareholder’s Equity	(165,586)	(110,752)
In the periods ending September 30, 2021 there no issuance of new series of shares and for the period ending December 31, 2020, $3,009 worth of shares were transferred as part of acquisition of SPV within the SIG 24 portfolio.
12.
Related Party

Related party transactions are a transfer of resources, services, or obligations between the Companies and a related party, regardless of whether a price is charged. Parties are considered related if one party has control, joint control, or a significant influence over the other party in making financial and operating decisions. Financial assets and financial liabilities are recognized when the Companies becomes a party to the contractual provisions of the instrument. Related party transactions in the period ending September 30, 2021 and September 30, 2020 were: shareholders loan agreement and general construction agreement with the entity related to the parent Companies: UAB Solinvesticijos LLC. Both the Lender and the General Contractor are entities registered in Lithuania. In the period ending September 30, 2021 and September 30, 2020 the related party transactions were limited to the shareholder loan agreement. Transactions with Directors — not applicable in period ending September 30, 2021 and September 30, 2020.
13.
Subsequent Events

Management has evaluated subsequent events that have occurred through ay 9th 2023, which is the date the financial statements were available to be issued and has determined that there were no subsequent events that required recognition or disclosure in the financial statements as of and for the period ending September 30, 2021 and September 30, 2020, except as disclosed below.
In December 2021 and March 2022, the shares in the Companies have been transferred from UAB Solinvesticijos LLC to Solis Bond DAC (Alternus Energy Group).
Consequently, after the transfer, the Companies is held 100% by Solis Bond Company Designated Activity Company (“Solis Bond DAC”), incorporated in Ireland.
No other important subsequent events occurred that would affect the financial statements for the periods ended period ending September 30, 2021 and September 30, 2020.

INDEPENDENT AUDITOR’S REPORT
To the Board of Directors and Shareholders
of Solarpark Samas SP Z.o.o
Opinion
We have audited the accompanying financial statements of Solarpark Samas SP Z.o.o (a Polish corporation), which comprise the balance sheets as of 31 December 2020 and 31 December 2019, and the related statements of operations and comprehensive income/(loss), statement of changes in shareholders equity/(deficit), and statement of cash flows for the years then ended, and the related notes to the financial statements.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Solarpark Samas SP Z.o.o as of 31 December 2020 and 31 December 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Solarpark Samas SP Z.o.o and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Solarpark Samas SP Z.o.o’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with generally accepted auditing standards, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Solarpark Samas SP Z.o.o’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Solarpark Samas SP Z.o.o’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
/s/ Mazars

Mazars
Harcourt Centre, Block 3
Harcourt Road
Dublin 2
Date: 20th January 2023

SOLARPARK SAMAS SP. Z O. O.
BALANCE SHEET
AS OF DECEMBER 31, 2019 and DECEMBER 31, 2020
	Year To Date 31/12/2019	Year To Date 31/12/2020
	$	$
ASSETS
CURRENT ASSETS
Cash & Cash Equivalents	10,431	47,654
Other Receivables	1,584,729	8,567,096
Prepaid & Other	87,580	194,152
TOTAL CURRENT ASSETS	1,682,740	8,808,902
NON-CURRENT ASSETS
Construction in Process	431,544	38,700,710
TOTAL NON-CURRENT ASSETS	431,544	38,700,710
TOTAL ASSETS	2,114,284	47,509,612
LIABILITIES & SHAREHOLDER EQUITY
CURRENT LIABILITIES
Account Payable	970	78,828
Loans, Short Term	—	23,617,190
Other Current Liability	—	23,930,615
TOTAL CURRENT LIABILITIES	970	47,626,633
NON-CURRENT LIABILITIES
Provisions and Long-Term Payables	2,266,487	843,542
TOTAL NON-CURRENT LIABILITIES	2,266,487	843,542
SHAREHOLDER’S EQUITY
Common Stock	1,314	1,314
Other Comprehensive Income	—	(46,284)
Retained Earnings (Deficit)	(154,487)	(915,593)
TOTAL SHAREHOLDER’S EQUITY	(153,173)	(960,563)
TOTAL LIABILITIES & SHAREHOLDER EQUITY	2,114,284	47,509,612
The accompanying notes are an integral part of these financial statements

SOLARPARK SAMAS SP. Z O. O.
STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME/ (LOSS)
FOR THE YEAR ENDED AS OF DECEMBER 31, 2019 AND DECEMBER 31, 2020
	Year To Date 31/12/2019	Year To Date 31/12/2020
	$	$
Operating Expenses
Selling and Administrative Expenses	(8,319)	(15,467)
Misc. Taxes	—	(93,634)
Total Operating Expenses	(8,319)	(109,101)
Total Net Operating Income / (Loss)	(8,319)	(109,101)
Other Expenses
Other Expense	—	(16,633)
Foreign Exchange Expense	—	(475,172)
Interest Expense	(97,773)	(160,200))
Total Other Income / (Expenses)	(97,773)	(652,005)
Total Net Income / (Loss) Before Income Taxes	(106,092)	(761,106)
Income Tax Expense	—	—
Total Net Income / (Loss) After Income Taxes	(106,092)	(761,106)
Other Comprehensive Income / (Loss)	—	(46,284)
Total Comprehensive Income/(Loss)	(106,092)	(807,390)
The accompanying notes are an integral part of these financial statements

SOLARPARK SAMAS SP. Z O. O.
STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2020
	Common Stock	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at 01.01.2019	$1,314	—	$(48,395)	$(47,081)
Net Income (Loss) after Income Taxes	—	—	$(106,092)	$(106,092)
Balance at 31.12.2019	$1,314	—	$(154,487)	$(153,173)
	Common Stock	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at 01.01.2020	$1,314	—	$(154,487)	$(153,173)
Unrealized gain on currency translation adjustment	—	$(46,284)	—	$(46,284)
Net Income (Loss) after Income Taxes	—	—	$(761,106)	$(761,106)
Balance at 31.12.2020	$1,314	$(46,284)	$(915,593)	$(960,563)
The accompanying notes are an integral part of these financial statements

SOLARPARK SAMAS SP. Z O. O.
STATEMENT OF CASH FLOW
FOR THE YEAR ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2020
	31/12/2019	31/12/2020
	$	$
A. CASH FLOWS FROM OPERATIONS
I. Net profit (loss)	(106,092)	(761,106)
II. Total adjustments	(1,671,339)	(7,057,365)
– currency translation adjustment	—	(46,284)
– change in payable	970	77,858
– change in receivables	(1,672,309)	(7,088,939)
III. Net cash flows from operations	(1,777,431)	(7,818,471)
B. CASH FLOWS FROM INVESTMENTS
– acquisition of intangible assets and fixed tangible assets	(431,544)	(38,269,166)
III. Net cash flows from investments	(431,544)	(38,269,166)
C. CASH FLOWS FROM FINANCIAL ACTIVITIES
– net proceeds from issue of shares and other equity instruments	1,314	—
– credits and loans	2,218,092	46,124,860
III. Net cash flows from financial activities	2,219,406	46,124,860
D. TOTAL NET CASH FLOWS	10,431	37,223
E. CASH AT THE BEGINNING OF THE PERIOD	—	10,431
F. CASH FLOWS AT THE END OF THE PERIOD	10,431	47,654
The accompanying notes are an integral part of these financial statements

SOLARPARK SAMAS SP. Z O. O.
NOTES TO THE FINANCIAL STATEMENTS
1.
Organization and Formation

Solarpark Samas Sp. z o. o. was incorporated in Warsaw, Poland on November 09, 2015 under the name Solarpark Samas Sp. z o. o. The legal form of the Company is a Limited Liability Company governed by the laws of the Republic of Poland.
2.
Immediate and Ultimate Parent Undertaking and Controlling Party

Solarpark Samas Sp. z o. o. is a special purpose vehicle owned at the date of signing these special-purpose financial statements by SOLIS BOND COMPANY DESIGNATED ACTIVITY COMPANY (Solis Bond DAC), a Dublin (Ireland) based company. The ultimate parent of the group to which the Company belongs (Alternus Energy Group) is Alternus Energy Inc., US.
The control over the Company was transferred from BayW.a.r.e Solar Projets GmbH to Solis Bond DAC (Alternus Energy Group) in August 2021, when the Company was acquired by Alternus Group. Consequently, at the dates of the reporting balance sheets (December 31, 2019 and respectively December 31, 2020), the Company was under the control of different shareholders.
3.
Liquidity

As reflected in the accompanying financial statements, the Company had a net loss of $ 761,106 for the year ended December 31, 2020, and net loss $ 106,092 for the year ended December 31, 2019 and has experienced recurring losses, resulting in a working capital surplus of $ 1,681,770 in 2019 and a working capital deficit of $38,817,731 in 2020. As of December 31, 2020 the Company had accumulated shareholders’ deficit of $ 960,563, which the previous year as at December 31, 2019 the deficit was $ 153,173. As at December 31 2020 company had unrestricted cash and cash equivalents of $ 47,654 and December 31, 2019 of $ 10,431 respectively.
The recent outbreak of the corona virus, also known as “COVID-19”, has spread across the globe and is impacting worldwide economic activity. The extent to which the corona virus may impact the Company’s business activities will depend on future developments, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, business disruptions, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. COVID-19 has not substantially impacted the operations of the Company and its core operations. As of the date of signing of the financial statements there has been no significant impact of Covid-19.
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply-chain disruption. These events are highly uncertain and as such, the Company cannot determine their financial impact at this time.
4.
Summary of Significant Accounting Policies

Basis of Presentation
The Financial Statements include the Balance Sheet, Statements of Operations and Comprehensive Income (Loss), Statements of Changes in Shareholders’ Equity (Deficit) and Statements of Cash Flows of the Company and have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) from records maintained by the Company.

Segments
The Company has one operating segment, and decisions are made by the Board Members. The Company manages the segment by focusing on the ongoing development stages of the photovoltaic park located in the area of Witnica town, Lubuskie Voivodeship, Poland.
Cash and Cash Equivalents
The Company considers cash and highly liquid investments to be cash and cash equivalents. The Company maintains cash and cash equivalents with major financial institutions, which may at times exceed federally insured limits or statutorily insured limits in a foreign jurisdiction. The Company periodically assesses the financial condition of the institutions and believes the risk of loss to be remote.
Impairment of Long-Lived Assets
The Company reviews its investments in property and equipment and construction in process for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment is evaluated at the asset group level, which is determined based upon the lowest level of separately identifiable cash flows. When evaluating for impairment, if the estimated undiscounted cash flows from the use of the asset group are less than the asset group’s carrying amount, then the asset group is deemed to be impaired and is written down to its fair value. The amount of the impairment loss is equal to the excess of the asset group’s carrying value over its estimated fair value. The Company did not record any impairment loss during the year ended December 31, 2020, or December 31, 2019.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods presented. Significant items subject to such estimates include, but are not limited to, the assumptions utilized in the valuation of the assets acquired and liabilities assumed, the calculation of asset retirement obligations and useful life of property and equipment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustment when facts and circumstance dictate. These estimates are based on information available as of the date of financial statements; therefore, actual results could differ from these estimates.
Leases
The Company’s leases primarily consist of leases for office space and site leases for the land upon which the Company’s solar park will be built. As of December 31, 2019, the Company continues to account for its leases in accordance with ASC Topic 840, Leases (“ASC 840”). In accordance with ASC 840, the Company accounts for a lease as an operating lease, unless it meets one of the following criteria, which would trigger classification as a capital lease:
•
the lease transfers ownership of the property to the lessee by the end of the lease term;

•
the lease contains a bargain purchase option;

•
the lease term is equal to 75 percent or more of the estimated economic life of the leased property; or

•
the present value of minimum lease payments at the beginning of the lease term equals or exceeds 90 percent of the fair value of the leased asset.

The Company recognizes lease expense related to operating leases with an escalating/ (de-escalating) lease payment schedule on a straight-line basis, and differences between the amount of expense recorded and lease payments results in the recognition of a deferred rent liability or asset balance. Operating lease expense attributable to site leases is reported within cost of revenues in the Company’s Statement of Operations and Comprehensive Income/ (Loss); whereas lease expense attributable to all other operating leases is reported within selling, general, and administrative expense in the Company’s Statement of Operations and Comprehensive Income/ (Loss).
The Company initially records capital leases through the recognition of a capital lease asset and capital lease liability for an amount equal to the present value of the associated minimum lease payments over the lease term, as measured at the start of the lease. Capital lease asset balances, which the Company reports within property and equipment on the balance sheet, are amortized (1) in a manner consistent with the Company’s normal depreciation policy for owned assets if the transfer of ownership criterion or bargain purchase option criterion triggered the capital lease classification or (2) over the lease term if capital lease classification was triggered by such lease term or the present value of minimum lease payments.
Taxes Recoverable
The Company records taxes recoverable, when there has been an overpayment of taxes due to timing of the Value Added Tax (VAT) between vendors and customers. The VAT can also be offset against a Country’s income taxes where the VAT was registered.
Risks and Uncertainties
The Company’s operations are subject to significant risks and uncertainties including financial, operational, technological, and regulatory risks and the potential risk of business failure.
Income Taxes
Deferred taxes are determined using the asset and liability method; whereby, deferred tax assets are recognized for deductible temporary differences, operating loss and tax credit carry forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between the positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing-authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
As a result of the Tax Cuts and Jobs Act (TCJA), the Company analyzed if a liability needed to be recorded for the deemed repatriation of undistributed earnings. It was determined that there is no outstanding liability associated with this based on overall negative undistributed earnings (accumulated deficit) in the foreign group. An additional provision of the TCJA is the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Company has elected to account for the impact of GILTI in the period in which the tax actually applies to the Company. During fiscal year 2019, the Company had overall net foreign losses and thus, there was no impact on the US taxable income calculations.
Foreign Currency Transactions and Other Comprehensive Loss
Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which the Company operations, which is referred to as the functional currency. The functional currency of the is Polish Zloty (PLN) Transactions denominated in foreign currencies are remeasured to the presentation currency using the exchange rate prevailing at the balance sheet date for balance sheet accounts and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. Foreign currency gains or losses resulting from such remeasurement are included in the Statement of Operations in the period in which they arise.
Transaction gains and losses are recognized in the Company’s Statement of Operations based on the difference between the foreign exchange rates on the transaction date and on the reporting date. The Company had an immaterial net foreign exchange gain for the year ended December 31, 2020 and 2019.
The translation from functional foreign currency to United States Dollars (U.S. Dollar) is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income. For the year ended December 31, 2020 the comprehensive loss related to foreign currency translation was $ 46,284, and as at December 31, 2019 the Company did not have any comprehensive loss or income.
The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income.
The exchange rates used for translation were as following:
•
December 31, 2020: 1 PLN = 0.26820 USD

•
December 31, 2019: 1 PLN = 0.26276 USD

•
Average exchange rate 2020: 1 RON = 0.25659 USD

Average exchange rate 2019: 1 RON = 0.26052 USD
Source of the information: https://www.oanda.com/
Fair Value of Financial Instruments
The Companies measure its financial instruments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:
Level 1 — Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Pricing inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date. Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Pricing inputs that are unobservable. Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable.
The Companies did not hold any financial instruments that are required to be measured at fair value. For cash and cash equivalents, restricted cash, accounts receivable, various debt instruments, prepayments and other current assets, accounts payable, accrued liabilities and other current liabilities, the carrying value approximated their fair values due to the short-term maturity of these instruments.

Recent Accounting Pronouncements Not Adopted
In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments-Credit losses (Topic 326), subsequently amended by ASU 2020-2. This new guidance will change how entities account for credit impairment for trade and other receivables, as well as for certain financial assets and other instruments. The update will replace the current incurred loss model with an expected loss model. Under the incurred loss model, a loss (or allowance) is recognized only when an event has occurred (such as a payment delinquency) that causes the entity to believe that a loss is probable (that is has been “incurred”). Under the expected loss model, a loss (or allowance) is recognized upon initial recognition of the asset that reflects all future events that may lead to a loss being realized, regardless of whether it is probable that the future event will occur. The incurred loss model considers past events and conditions, while the expected loss model includes expectations for the future which have yet to occur. ASU 2018-19 was issued in November 2018 and excludes operating leases from the new guidance. The standard will require entities to record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the guidance is effective. For public business entities that meet the definition of a U.S. Securities and Exchange (SEC) filer, the update is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an Emerging Growth Company, the standard is effective for the Company’s annual reporting period and interim periods beginning first quarter of 2023. The standard is not expected to have a material impact on the Company’s financial statements and associated disclosures.
In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (ASU 2016-02), Leases (Topic 842) amends the existing accounting standards for lease accounting, including requiring lessees to recognize most lease assets and lease liabilities on their balance sheets and disclose additional key information about lease agreements. The accounting update also replaces the current definition of a lease and requires that an arrange be recognized as a lease when a customer has the right to obtain substantially all of the economic benefits from the use of an asset, as well as the right to direct the use of the asset. making targeted changes to lessor accounting. Additionally, this accounting guidance requires a modified retrospective transition approach for all leases existing at, or entered into after the date of initial application, with an option to use certain transition relief. In July 2018, the FASB issued a practical expedient that would allow entities the option to apply the provisions of the new lease guidance at the effective date of adoption without adjusting the comparative periods presented. The practical expedient permits entities not to reassess a) whether any expired or existing contracts contain leases in accordance with the new guidance, b) lease classifications, and c) whether initial direct costs capitalized under current guidance continue to meet the definition of initial direct costs under the new guidance. The new lease standard also provides practical expedients and policy elections for an entity’s ongoing accounting. The Company plans to elect the practical expedient to not separate lease and non-lease components for all of its leases. The Company plans to elect the short-term lease recognition exemption, which results in no recognition of right-of-use assets and lease liabilities for existing short-term leases at transition. The new lease standard is expected to have a significant effect on the Company’s financial statements as a result of the Company’s operating leases, as disclosed in Note 14, that will be reported on the balance sheet at adoption. The guidance is effective for public business entities who file financial statements with the SEC for fiscal years beginning after December 15, 2018. It is effective for all private entities, excluding not-for-profit and employee benefit plans, for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022.
On December 18, 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, as part as part of its overall simplification initiative to reduce costs and complexity of applying accounting standards. The accounting update removes certain exceptions to the general principles in ASC 740 Income Taxes as well as provides simplification by clarifying and amending existing guidance. The FASB’s amendments primarily impact ASC 740, Income Taxes, and may impact both interim and annual reporting periods. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statement. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. For all other entities, the guidance is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, 21. Early adoption is permitted. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements.

5.
Other Receivables and Prepaid & Other

Other receivables and prepaid and other expenses consist of the following at December 31, 2020 and 2019
	Year To Date 31/12/2019	Year To Date 31/12/2020
Other Receivables	$1,584,729	$8,567,096
Prepaid & Other	$87,580	$194,152
Total Other receivables and Prepaid & Other	$1,672,309	$8,761,248
At the year ended December 31, 2020 Other Receivable represent the value of the VAT Recoverable. At the year ended December 31, 2019 Other Receivable represent the value of the deposit paid by the Company to the grid operator — Enea Operator.
6.
Construction in process, Net

As of December 31, 2020, and 2019 the Company had investments in Construction in progress, as outlined in the table below.
	Year Ended December 31,
	2019	2020
Construction in process	$431,544	$38,700,710
Total Construction in process, Net	$431,544	$38,700,710
Depreciation, or Amortization for twelve months ended December 31, 2019 and December 31, 2020 was not applicable, because the Company did not have any assets under operation.
7.
Accounts Payable

Current liabilities consist of the following at December 31, 2020 and 2019:
	Year To Date 31/12/2019	Year To Date 31/12/2020
Account Payable	$970	$78,828
Total Account payable	$970	$78,828

8.
Non-Current Liability

Non-Current liabilities consist of the following at December 31, 2020 and 2019.
	Year Ended December 31,
	2019	2020
Long term payables	$2,266,487
Provisions	—	$843,542
Total Non-Current Liability	$2,266,487	$843,542
At the year ended 31 December 2020 Non-Current Liabilities represent provisions for dismantling. At the year ended 31 December 2019 Non-Current Liabilities represents amounts owing to related parties as detailed further in Note 9.

9.
Other Current Liabilities and Short-term Loans

The following table reflects the total debt balances of the Company as December 31, 2020 and 2019:
	Year Ended December 31,
	2019	2020
Other Current Liabilities		$23,930,615
Loans, Short Term	—	$23,617,190
Total Other Current Liabilities and Short-term Loans		$47,547,805
At the year ended 31 December 2020 Other Current Liabilities represent related party loans. The related party loan has been granted by Baywa r.e. Solar Projects GmbH which is a related party of the Company. The debt was in the form of bridge loan and shareholder loan. The Lender is registered in Germany and operates under the laws of Germany. The shareholder loan agreement has been concluded in PLN. On the year ending December 31, 2020 the amount outstanding was $23,930,615, Amounts received under these arrangements outstanding at 31 December 2019 are presented within Non-Current Liabilities.
At the year ended 31 December 2020 Short-Term Loans represent bank debt. The bank loan’s balance outstanding as at December 31, 2020 was $ 23,617,190. It was granted in the form of the bridge loan facility by Norddeutsche Landesbank — Girozentrale in EUR currency.
Both financing resources supported the construction process of its own PV Park Witnica.
10.
Commitments and Contingencies

On the year ending December 31, 2020 and 2019 the Company had no operations related to contingencies and commitments.
11.
Litigation

From time to time the Company may be a defendant or plaintiff in various legal proceedings arising in the normal course of business. The Company knows of no material, active, pending or threatened proceeding against management , involved as a plaintiff or defendant in any material proceeding or pending litigation.
There is no other action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, litigation claim to the knowledge of the executive officers of the Company, threatened against or affecting the Company, its shares, any of Company’s officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.
12.
Operating Leases

The Company’s operating leases generally related to the rent of office building space, as well as land upon which the Company’s solar parks are built. These leases include those that have been assumed in connection with the Company’s asset acquisitions and business combinations. As a part of the Witnica acquisition, the company acquired an operating lease in relation to the land where the solar park is located. The estimated annual cost of the lease is $135,000 adjusted each consecutive year by the CPI inflation as announced by the Polish Statistical Administration. The lease commenced in 2016 and runs through 2050.
Five-year lease estimated schedule:
Total
2021	$118,022
2022	$118,022
2023	$120,678
2024	$123,393
2025	$126,169
Total	$606,284

13.
Shareholder’s Equity

Common Stock Issuances:
	Year To Date 31/12/2019		Year To Date 31/12/2020
	$		$
SHAREHOLDER’S EQUITY
Common Stock		1,314		1,314
Other Comprehensive Income		—		(46,284)
Retained Earnings (Deficit)		(154,487)		(915,593)
Total SHAREHOLDER’S EQUITY		(153,173)		(960,563)
In the years ending December 31, 2020, or 2019 there were no issuance of shares
14.
Related Party

Related party transactions are a transfer of resources, services, or obligations between the Company and a related party, regardless of whether a price is charged. Parties are considered related if one party has control, joint control, or a significant influence over the other party in making financial and operating decisions. Financial assets and financial liabilities are recognized when the Company becomes a party to the contractual provisions of the instrument. Related party transactions in the year ending December 31, 2020 were as detailed in Note 9 and general construction agreement with the entity related to the parent company: BayWa r.e. Solar Projects GmbH. Both the Lender and the General Contractor are entities registered in Germany. In the year ending December 31, 2019 the related party transactions were limited to the shareholder loan agreement. Transactions with Directors — not applicable in 2020, or 2019.
15.
Subsequent Events

Management has evaluated subsequent events that have occurred through January 20, 2023, which is the date the financial statements were available to be issued and has determined that there were no subsequent events that required recognition or disclosure in the financial statements as of and for the year ended December 31, 2020, except as disclosed below.
In August 2021, the shares in the Company have been transferred from BayWa.re Solar Projects GmbH to Solis Bond DAC (Alternus Energy Group).
Consequently, subsequent to this transfer, the Company is held 100% by Solis Bond Company Designated Activity Company (“Solis Bond DAC”), incorporated in Ireland.
No other important subsequent events occurred that would affect the financial statements for the years ended December 31, 2019 and respectively December 31, 2020.
These special-purpose financial statements of the Company in respect of the years ended December 31, 2019 and 2020 were approved and authorised for issue by the Directors on January 20, 2023.

SOLARPARK SAMAS SP. Z O. O.
INTERIM UNAUDITED BALANCE SHEET
AS OF PERIOD ENDED JUNE 30, 2021 and PERIOD ENDED DECEMBER 31, 2020
	Period Ended June 30, 2021	Period Ended December 31, 2020
	(unaudited)	(audited)
ASSETS
CURRENT ASSETS
Cash & Cash Equivalents	$83,722	$47,654
Other Receivables	8,935,828	8,567,096
Prepaid & Other	1,987,808	194,152
TOTAL CURRENT ASSETS	11,007,358	8,808,902
NON-CURRENT ASSETS
Construction in Process	40,808,774	38,700,710
TOTAL NON-CURRENT ASSETS	40,808,774	38,700,710
TOTAL ASSETS	51,816,132	47,509,612
LIABILITIES & SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	26,353	78,828
Loans, Short Term	26,047,008	23,617,190
Other Current Liabilities	23,361,520	23,930,615
TOTAL CURRENT LIABILITIES	49,434,881	47,626,633
NON-CURRENT LIABILITIES
Provisions and Long-Term Payables	1,064,314	843,542
TOTAL NON-CURRENT LIABILITIES	1,064,314	843,542
SHAREHOLDERS’ EQUITY
Common Stock	1,314	1,314
Other Comprehensive Income	392,778	(46,284)
Retained Earnings (Deficit)	922,845	(915,593)
TOTAL SHAREHOLDERS’ EQUITY	1,316,937	(960,563)
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$51,816,132	47,509,612
The accompanying notes are an integral part of these financial statements

SOLARPARK SAMAS SP. Z O. O.
INTERIM UNAUDITED STATEMENT OF OPERATIONS AND
COMPREHENSIVE INCOME/ (LOSS)
FOR THE PERIOD ENDED JUNE 30, 2021 AND PERIOD ENDED JUNE 30, 2020
	Period Ended June 30, 2021	Period ended June 30, 2020
	(unaudited)	(unaudited)
Revenue	$274,021	—
Operating Expenses
Cost of revenue	(6,371)	$(8,507)
Selling and Administrative Expenses	(20,831)	(46,817)
Misc. Taxes	(96,415)	—
Total Operating Expenses	(123,617)	(55,324)
Total Net Operating Income / (Loss)	150,404	(55,324)
Other Expenses
Other Expense	(44,878)	(6,653)
Other Income	1,813,012	—
Foreign Exchange Expense	—	—
Interest Expense	(80,100)	(73,692)
Total Other Income / (Expenses)	1,688,034	(80,345)
Total Net Income / (Loss) Before Income Taxes	1,838,438	(135,669)
Income Tax Expense	—	—
Total Net Income / (Loss) After Income Taxes	1,838,438	(135,669)
Other Comprehensive Income / (Loss)	439,062	22,301
Total Comprehensive Income/(Loss)	$2,277,500	(113,368)
The accompanying notes are an integral part of these financial statements

SOLARPARK SAMAS SP. Z O. O.
INTERIM UNAUDITED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)
FOR THE PERIOD ENDED JUNE 30, 2021 AND PERIOD ENDED JUNE 30, 2020
(unaudited)	Common Stock	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at January 1, 2021	$1,314	$(46,284)	$(915,593)	$(960,563)
Unrealized gain on currency translation adjustment	—	439,062	—	439,062
Net Income (Loss) after Income Taxes	—	—	1,838,438	1,838,438
Balance at June 30, 2021	$1,314	$392,778	$922,845	$1,316,937
(unaudited)	Common Stock	Comprehensive Income/(Loss)	Retained Earnings	Total
Balance at January 1, 2020	$1,314	—	$(154,487)	$(153,173)
Unrealized loss on currency translation adjustment	—	22,301	—	22,301
Net Income (Loss) after Income Taxes	—	—	(135,669)	(135,669)
Balance at June 30, 2020	$1,314	$22,301	$(290,156)	$(266,541)
The accompanying notes are an integral part of these financial statements

SOLARPARK SAMAS SP. Z O. O.
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED JUNE 30, 2021 AND PERIOD ENDED JUNE 30, 2020
	Period Ended June 30, 2021	Period Ended June 30, 2020
	(unaudited)	(unaudited)
A. CASH FLOWS FROM OPERATIONS
I. Net profit (loss)	$1,838,438	$(135,669)
II. Total adjustments	(3,610,744)	(4,252,003)
– currency translation adjustment	275,458	—
– change in payables	(51,505)	(2,385,995)
– change in receivables	(3,834,697)	(1,866,008)
III. Net cash flows from operations	(1,772,306)	(4,387,672)
B. CASH FLOWS FROM INVESTMENTS
– acquisition of intangible assets and fixed tangible assets	(2,539,609)	(16,585,837)
III. Net cash flows from investments	(2,539,609)	(16,585,837)
C. CASH FLOWS FROM FINANCIAL ACTIVITIES
– net proceeds from issue of shares and other equity instruments	—	—
– credits and loans	4,347,983	20,972,004
III. Net cash flows from financial activities	4,347,983	20,972,004
D. TOTAL NET CASH FLOWS	36,068	(1,505)
E. CASH AT THE BEGINNING OF THE PERIOD	47,654	10,460
F. CASH AT THE END OF THE PERIOD	$83,722	$8,955
The accompanying notes are an integral part of these financial statements

SOLARPARK SAMAS SP. Z O. O.
NOTES TO THE FINANCIAL STATEMENTS
1.
Organization and Formation

Solarpark Samas Sp. z o. o. was incorporated in Warsaw, Poland on November 09, 2015 under the name Solarpark Samas Sp. z o. o. The legal form of the Company is a Limited Liability Company governed by the laws of the Republic of Poland.
2.
Immediate and Ultimate Parent Undertaking and Controlling Party

Solarpark Samas Sp. z o. o. is a special purpose vehicle owned at the date of signing these special-purpose financial statements by SOLIS BOND COMPANY DESIGNATED ACTIVITY COMPANY (Solis Bond DAC), a Dublin (Ireland) based company. The ultimate parent of the group to which the Company belongs (Alternus Energy Group) is Alternus Energy Inc., US.
The control over the Company was transferred from BayW.a.r.e Solar Projets GmbH to Solis Bond DAC (Alternus Energy Group) in August 2021, when the Company was acquired by Alternus Group. Consequently, at the dates of the reporting balance sheets (June 30, 2021, and respectively December 31, 2020), the Company was under the control of different shareholders.
3.
Liquidity

As reflected in the accompanying financial statements, the Company had a net loss of $ 135,669 for the period ended June 30, 2020, and net income of $ 1,838,438 for the period ended June 30, 2021. The Company has a working capital deficit of $ 38,817,731 for the period ended December 31, 2020 and $ 38,427,523 for period ended June 30, 2021. As of December 31, 2020 the Company had accumulated shareholders’ deficit of $ 960,563 and accumulated surplus of $1,316,937 for the period ended June 30, 2021. As of December 31, 2020 the company had unrestricted cash and cash equivalents of $ 47,654 and for the period ended June 30, 2021 of $ 83,722.
The recent outbreak of the corona virus, also known as “COVID-19”, has spread across the globe and is impacting worldwide economic activity. The extent to which the corona virus may impact the Company’s business activities will depend on future developments, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, business disruptions, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. COVID-19 has not substantially impacted the operations of the Company and its core operations. As of the date of signing of the financial statements there has been no significant impact of Covid-19.
The geopolitical situation in Eastern Europe intensified on February 24, 2022, with Russia’s invasion of Ukraine. The war between the two countries continues to evolve as military activity proceeds and additional sanctions are imposed. In addition to the human toll and impact of the events on entities that have operations in Russia, Ukraine, or neighboring countries (e.g., Belarus, Poland, Romania) or that conduct business with their counterparties, the war is increasingly affecting economic and global financial markets and exacerbating ongoing economic challenges, including issues such as rising inflation and global supply-chain disruption. These events are highly uncertain and as such, the Company cannot determine their financial impact at this time.
4.
Summary of Significant Accounting Policies

Basis of Presentation
The Financial Statements include the Balance Sheet, Statements of Operations and Comprehensive Income (Loss), Statements of Changes in Shareholders’ Equity (Deficit) and Statements of Cash Flows of the Company and have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) from records maintained by the Company.

Segments
The Company has one operating segment, and decisions are made by the Board Members. The Company manages the segment by focusing on the ongoing development stages of the photovoltaic park located in the area of Witnica town, Lubuskie Voivodeship, Poland.
Cash and Cash Equivalents
The Company considers cash and highly liquid investments to be cash and cash equivalents. The Company maintains cash and cash equivalents with major financial institutions, which may at times exceed federally insured limits or statutorily insured limits in a foreign jurisdiction. The Company periodically assesses the financial condition of the institutions and believes the risk of loss to be remote.
Impairment of Long-Lived Assets
The Company reviews its investments in property and equipment and construction in process for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment is evaluated at the asset group level, which is determined based upon the lowest level of separately identifiable cash flows. When evaluating for impairment, if the estimated undiscounted cash flows from the use of the asset group are less than the asset group’s carrying amount, then the asset group is deemed to be impaired and is written down to its fair value. The amount of the impairment loss is equal to the excess of the asset group’s carrying value over its estimated fair value. The Company did not record any impairment loss during the period ended June 30, 2021 and period ended December 31, 2020.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods presented. Significant items subject to such estimates include, but are not limited to, the assumptions utilized in the valuation of the assets acquired and liabilities assumed, the calculation of asset retirement obligations and useful life of property and equipment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustment when facts and circumstance dictate. These estimates are based on information available as of the date of financial statements; therefore, actual results could differ from these estimates.
Leases
The Company’s leases primarily consist of leases for office space and site leases for the land upon which the Company’s solar park will be built. As of period ended June 30, 2021 and period ended December 31, 2020, the Company continues to account for its leases in accordance with ASC Topic 840, Leases (“ASC 840”). In accordance with ASC 840, the Company accounts for a lease as an operating lease, unless it meets one of the following criteria, which would trigger classification as a capital lease:
•
the lease transfers ownership of the property to the lessee by the end of the lease term;

•
the lease contains a bargain purchase option;

•
the lease term is equal to 75 percent or more of the estimated economic life of the leased property; or

•
the present value of minimum lease payments at the beginning of the lease term equals or exceeds 90 percent of the fair value of the leased asset.

The Company recognizes lease expense related to operating leases with an escalating/ (de-escalating) lease payment schedule on a straight-line basis, and differences between the amount of expense recorded and lease payments results in the recognition of a deferred rent liability or asset balance. Operating lease expense attributable to site leases is reported within cost of revenues in the Company’s Statement of Operations and Comprehensive Income/ (Loss); whereas lease expense attributable to all other operating leases is reported within selling, general, and administrative expense in the Company’s Statement of Operations and Comprehensive Income/ (Loss).
The Company initially records capital leases through the recognition of a capital lease asset and capital lease liability for an amount equal to the present value of the associated minimum lease payments over the lease term, as measured at the start of the lease. Capital lease asset balances, which the Company reports within property and equipment on the balance sheet, are amortized (1) in a manner consistent with the Company’s normal depreciation policy for owned assets if the transfer of ownership criterion or bargain purchase option criterion triggered the capital lease classification or (2) over the lease term if capital lease classification was triggered by such lease term or the present value of minimum lease payments.
Taxes Recoverable
The Company records taxes recoverable, when there has been an overpayment of taxes due to timing of the Value Added Tax (VAT) between vendors and customers. The VAT can also be offset against a Country’s income taxes where the VAT was registered.
Risks and Uncertainties
The Company’s operations are subject to significant risks and uncertainties including financial, operational, technological, and regulatory risks and the potential risk of business failure.
Income Taxes
Deferred taxes are determined using the asset and liability method; whereby, deferred tax assets are recognized for deductible temporary differences, operating loss and tax credit carry forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between the positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”. A liability is recognized for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing-authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
As a result of the Tax Cuts and Jobs Act (TCJA), the Company analyzed if a liability needed to be recorded for the deemed repatriation of undistributed earnings. It was determined that there is no outstanding liability associated with this based on overall negative undistributed earnings (accumulated deficit) in the foreign group. An additional provision of the TCJA is the implementation of the Global Intangible-Low Taxed Income Tax, or “GILTI.” The Company has elected to account for the impact of GILTI in the period in which the tax actually applies to the Company. During period of June 30, 2021 and June 30, 2020, the Company had overall net foreign losses and this, there was no impact on the US taxable income calculations.
Foreign Currency Transactions and Other Comprehensive Loss
Foreign currency transactions are those transactions whose terms are denominated in a currency other than the currency of the primary economic environment in which the Company operations, which is referred to as the functional currency. The functional currency of the is Polish Zloty (PLN) Transactions denominated in foreign currencies are remeasured to the presentation currency using the exchange rate prevailing at the balance sheet date for balance sheet accounts and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. Foreign currency gains or losses resulting from such remeasurement are included in the Statement of Operations in the period in which they arise.
Transaction gains and losses are recognized in the Company’s Statement of Operations based on the difference between the foreign exchange rates on the transaction date and on the reporting date.
The translation from functional foreign currency to United States Dollars (U.S. Dollar) is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and using an average exchange rate during the period, which approximates the daily exchange rate, for income statement accounts. The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income. For the period ended December 31, 2020 the comprehensive loss related to foreign currency translation was $ 46,284 and as of June 30, 2021 the Company had comprehensive income of $439,062.
The effects of translating financial statements from functional currency to reporting currency are recorded in accumulated other comprehensive income.
The exchange rates used for translation were as following:
•
December 31, 2020: 1 PLN = 0.26961 USD

•
June 30, 2021: 1 PLN = 0.262725 USD

•
Average exchange rate June 30, 2020: 1 RON = 0.249642 USD

•
Average exchange rate June 30, 2021: 1 RON = 0.265779 USD

Source of the information: https://www.oanda.com/
Fair Value of Financial Instruments
The Companies measure its financial instruments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:
Level 1 — Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Pricing inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date. Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Pricing inputs that are unobservable. Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques, and at least one significant model assumption or input is unobservable.
The Companies did not hold any financial instruments that are required to be measured at fair value. For cash and cash equivalents, restricted cash, accounts receivable, various debt instruments, prepayments and other current assets, accounts payable, accrued liabilities and other current liabilities, the carrying value approximated their fair values due to the short-term maturity of these instruments.
Recent Accounting Pronouncements Not Adopted
In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments-Credit losses (Topic 326), subsequently amended by ASU 2020-2. This new guidance will change how entities account for credit impairment for trade and other receivables, as well as for certain financial assets and other instruments. The update will replace the current incurred loss model with an expected loss model. Under the incurred loss model, a loss (or allowance) is recognized only when an event has occurred (such as a payment delinquency) that causes the entity to believe that a loss is probable (that is has been “incurred”). Under the expected loss model, a loss (or allowance) is recognized upon initial recognition of the asset that reflects all future events that may lead to a loss being realized, regardless of whether it is probable that the future event will occur. The incurred loss model considers past events and conditions, while the expected loss model includes expectations for the future which have yet to occur. ASU 2018-19 was issued in November 2018 and excludes operating leases from the new guidance. The standard will require entities to record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the guidance is effective. For public business entities that meet the definition of a U.S. Securities and Exchange (SEC) filer, the update is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an Emerging Growth Company, the standard is effective for the Company’s annual reporting period and interim periods beginning first quarter of 2023. The standard is not expected to have a material impact on the Company’s financial statements and associated disclosures.
In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (ASU 2016-02), Leases (Topic 842) amends the existing accounting standards for lease accounting, including requiring lessees to recognize most lease assets and lease liabilities on their balance sheets and disclose additional key information about lease agreements. The accounting update also replaces the current definition of a lease and requires that an arrange be recognized as a lease when a customer has the right to obtain substantially all of the economic benefits from the use of an asset, as well as the right to direct the use of the asset. making targeted changes to lessor accounting. Additionally, this accounting guidance requires a modified retrospective transition approach for all leases existing at, or entered into after the date of initial application, with an option to use certain transition relief. In July 2018, the FASB issued a practical expedient that would allow entities the option to apply the provisions of the new lease guidance at the effective date of adoption without adjusting the comparative periods presented. The practical expedient permits entities not to reassess a) whether any expired or existing contracts contain leases in accordance with the new guidance, b) lease classifications, and c) whether initial direct costs capitalized under current guidance continue to meet the definition of initial direct costs under the new guidance. The new lease standard also provides practical expedients and policy elections for an entity’s ongoing accounting. The Company plans to elect the practical expedient to not separate lease and non-lease components for all of its leases. The Company plans to elect the short-term lease recognition exemption, which results in no recognition of right-of-use assets and lease liabilities for existing short-term leases at transition. The new lease standard is expected to have a significant effect on the Company’s financial statements as a result of the Company’s operating leases, as disclosed in Note 14, that will be reported on the balance sheet at adoption. The guidance is effective for public business entities who file financial statements with the SEC for fiscal years beginning after December 15, 2018. It is effective for all private entities, excluding not-for-profit and employee benefit plans, for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022.
On December 18, 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, as part as part of its overall simplification initiative to reduce costs and complexity of applying accounting standards. The accounting update removes certain exceptions to the general principles in ASC 740 Income Taxes as well as provides simplification by clarifying and amending existing guidance. The FASB’s amendments primarily impact ASC 740, Income Taxes, and may impact both interim and annual reporting periods. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statement. For public business entities, the amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. For all other entities, the guidance is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, 21. Early adoption is permitted. The Company is currently evaluating the effect that the adoption of ASU 2019-12 will have on its financial statements.

5.
Other Receivables and Prepaid & Other

Other receivables and prepaid and other expenses consist of the following at period ending June 30, 2021 and period ended December 31, 2020.
	Period ended June 2021	Period ended December 2020
	(unaudited)	(audited)
Other Receivables	$8,935,828	$8,567,096
Prepaid & Other	1,987,808	194,152
Total Other receivables and Prepaid & Other	$10,923,636	$8,761,248
At the period ended June 30, 2021, Other Receivable represents the value of the VAT Recoverable and deposit paid by the Company to grid operator — Enea.
6.
Construction in process, Net

As of period ended June 30, 2021, and period ended December 31, 2020, the Company had investments in Construction in progress, as outlined in the table below.
	Period ended June 2021	Period ended December 2020
	(unaudited)	(audited)
Construction in process	$40,808,774	$38,700,710
Total Construction in process, Net	$40,808,774	$38,700,710
Depreciation, or Amortization for period ended June 30, 2021, and period ended December 31, 2020 was not applicable, because the Company did not have any assets under operation.
7.
Accounts Payable

Current liabilities consist of the following at period ended June 30, 2021, and period ended December 31, 2020:
	Period ended June 2021	Period ended December 2020
	(unaudited)	(audited)
Accounts Payable	$26,353	$78,828
Total Accounts payable	$26,353	$78,828

8.
Non-Current Liabilities

Non-Current liabilities consist of the following at period ended June 30, 2021, and period ended December 31, 2020:
	Period ended June 2021	Period ended December 2020
	(unaudited)	(audited)
Provisions	$1,064,314	$843,542
Total Non-Current Liabilities	$1,064,314	$843,542
At the period ended June 30, 2021, and period ended December 31, 2020 Non-Current Liabilities represent provisions for dismantling.

9.
Other Current Liabilities and Short-term Loans

The following table reflects the total debt balances of the Company at June 30, 2021 and December 31, 2020:
	Period ended June 2021	Period ended December 2020
	(unaudited)	(audited)
Other Current Liabilities	$23,361,520	$23,930,615
Loans, Short Term	26,047,008	$23,617,190
Total Other Current Liabilities and Short-term Loans	$49,408,528	$47,547,805
At the period ended June 30, 2021 and period ended December 31, 2020 Other Current Liabilities represent related party loans. The related party loan has been granted by Baywa r.e. Solar Projects GmbH which is a related party of the Company. The debt was in the form of bridge loan and shareholder loan. The Lender is registered in Germany and operates under the laws of Germany. The shareholder loan agreement has been concluded in PLN. At the period ending June 30, 2021 the amount outstanding was $23,361,520 and period ending December 31, 2020 the amount outstanding was $23,930,615.
At the period ended June 30, 2021 and period ended December 31, 2020 Short-Term Loans represent bank debt. The bank loan’s balance outstanding as at the period ending June 30, 2021 was $26,047,008 and December 31, 2020 was $23,617,190. It was granted in the form of the bridge loan facility by Norddeutsche Landesbank — Girozentrale in EUR currency.
Both financing resources supported the construction process of its own PV Park Witnica.
10.
Commitments and Contingencies

At the period ended June 30, 2021 and period ended December 31, 2020 the Company had no operations related to contingencies and commitments.
11.
Litigation

From time to time the Company may be a defendant or plaintiff in various legal proceedings arising in the normal course of business. The Company knows of no material, active, pending or threatened proceeding against management , involved as a plaintiff or defendant in any material proceeding or pending litigation.
There is no other action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, litigation claim to the knowledge of the executive officers of the Company, threatened against or affecting the Company, its shares, any of Company’s officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.
12.
Operating Leases

The Company’s operating leases generally related to the rent of office building space, as well as land upon which the Company’s solar parks are built. These leases include those that have been assumed in connection with the Company’s asset acquisitions and business combinations. As a part of the Witnica acquisition, the company acquired an operating lease in relation to the land where the solar park is located. The estimated annual cost of the lease is $135,000 adjusted each consecutive year by the CPI inflation as announced by the Polish Statistical Administration. The lease commenced in 2016 and runs through 2050.

Five-year lease estimated schedule:
Total
2021	$118,022
2022	$118,022
2023	$120,678
2024	$123,393
2025	$126,169
Total	$606,284

13.
Shareholders’ Equity

Common Stock Issuances:
	Period ended Jun 30, 2021	Period ended Dec 31, 2020
	(unaudited)	(audited)
SHAREHOLDERS’ EQUITY
Common Stock	$1,314	$1,314
Other Comprehensive Income	392,778	(46,284)
Retained Earnings (Deficit)	922,845	(915,593)
Total SHAREHOLDERS’ EQUITY	$1,316,937	$(960,563)
At the period ended June 30, 2021 and period ended December 31, 2020, there were no issuance of shares
14.
Related Party

Related party transactions are a transfer of resources, services, or obligations between the Company and a related party, regardless of whether a price is charged. Parties are considered related if one party has control, joint control, or a significant influence over the other party in making financial and operating decisions. Financial assets and financial liabilities are recognized when the Company becomes a party to the contractual provisions of the instrument. Related party transactions in the period ended June 30, 2021 and period ended December 31, 2020 were as detailed in Note 9 and general construction agreement with the entity related to the parent company: BayWa r.e. Solar Projects GmbH. Both the Lender and the General Contractor are entities registered in Germany. Transactions with Directors — not applicable in June 2021 and December 2020.
15.
Subsequent Events

Management has evaluated subsequent events that have occurred through May 9, 2023, which is the date the financial statements were available to be issued and has determined that there were no subsequent events that required recognition or disclosure in the financial statements as of and for the period ended June 30, 2021 and period ended December 31, 2020, except as disclosed below.
In August 2021, the shares in the Company have been transferred from BayWa.re Solar Projects GmbH to Solis Bond DAC (Alternus Energy Group).
Consequently, subsequent to this transfer, the Company is held 100% by Solis Bond Company Designated Activity Company (“Solis Bond DAC”), incorporated in Ireland.
No other important subsequent events occurred that would affect the financial statements for the period ended June 30, 2021 and period ended December 31, 2020.

Annex A
Execution Version
BUSINESS COMBINATION AGREEMENT
dated as of
October 12, 2022
by and among
CLEAN EARTH ACQUISITIONS CORP.,
ALTERNUS ENERGY GROUP PLC
and
CLEAN EARTH ACQUISITIONS SPONSOR, LLC
in its capacity as the Purchaser Representative and solely for purposes of Sections 2.05, 2.09, 8.06 and 9.02

A-i

A-ii

A-iii

EXHIBITS
Exhibit A — Form of Sponsor Support Agreement
Exhibit B — Form of Third Amended and Restated Certificate of Incorporation of Purchaser
Exhibit C — Form of Amended and Restated Bylaws of Purchaser
Exhibit D — Form of Investor Rights Agreement
Exhibit E — Form of Purchaser Incentive Plan

A-iv

BUSINESS COMBINATION AGREEMENT
This Business Combination Agreement (this “Agreement”), dated as of October 12, 2022, is made by and among Clean Earth Acquisitions Corp., a Delaware corporation (“Purchaser”), Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (“Seller”), and Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company, in its capacity as the representative of Purchaser and solely for purposes of Sections 2.05, 2.09, 8.06 and 9.02 (the “Purchaser Representative”). Purchaser and Seller are each referred to herein as a “Party” and, collectively, as the “Parties.”
RECITALS
WHEREAS, Purchaser is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses;
WHEREAS, prior to the date of this Agreement, Seller effected a restructuring whereby Seller formed Alternus Lux 01 S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Alternus Lux”), and contributed one hundred percent (100%) of the issued share capital of AEG MH 01 Limited, a private limited company incorporated under the laws of Ireland (the “AEG MH 01 Shares”), to Alternus Lux (the “Pre-Signing Luxco Contribution”);
WHEREAS, as of the date of this Agreement, Seller directly owns, inter alia, (i) one hundred percent (100%) of the issued and outstanding capital stock of Alternus Energy Americas Inc., a Delaware corporation (the “AEA Shares”), (ii) sixty percent (60%) of the issued share capital of Unisun Energy Holding B.V., a private limited company incorporated under the laws of the Netherlands (the “Unisun Shares”), (iii) one hundred percent (100%) of the issued share capital of Alternus Lux (the “Alternus Lux Shares”), (iv) one hundred percent (100%) of the issued share capital of Solis Bond Company Designated Activity Company, a private limited company incorporated under the laws of Ireland (the “Solis Shares”), and (v) one hundred percent (100%) of the issued share capital of AEG JD 02 Limited, a private limited company incorporated under the laws of Ireland (the “AEG JD 02 Shares”);
WHEREAS, between the date of this Agreement and the Closing (as defined below), Seller intends to effect a further restructuring whereby Seller plans to contribute (i) one hundred percent (100%) of the Solis Shares to Alternus Lux and (ii) one hundred percent (100%) of the AEG JD 02 to Alternus Lux (collectively, the “Post-Signing Luxco Contribution” and together with the Pre-Signing Luxco Contribution, the “Restructuring”);
WHEREAS, upon the terms and subject to the conditions of this Agreement, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Purchased Shares in exchange for the consideration set forth in this Agreement (the “Share Sale”);
WHEREAS, the board of directors of Seller (the “Seller Board”) has: (a) determined that it is in the best interests of Seller and the shareholders of Seller, and declared it advisable, to enter into this Agreement and the Transactions; and (b) approved this Agreement and the Transactions, including the Share Sale, in each case on the terms and subject to the conditions of this Agreement;
WHEREAS, the board of directors of Purchaser (the “Purchaser Board”) has: (a) determined that it is in the best interests of Purchaser and the stockholders of Purchaser, and declared it advisable, to enter into this Agreement and the Transactions; and (b) approved this Agreement and the Transactions, including the Share Sale, in each case on the terms and subject to the conditions of this Agreement;
WHEREAS, in accordance with the terms hereof, Purchaser shall provide an opportunity to its stockholders to have their Public Shares redeemed on the terms and subject to the conditions set forth in the Prospectus and the Organizational Documents of Purchaser in conjunction with, inter alia, obtaining approval from its stockholders for the transactions contemplated by this Agreement and the Ancillary Agreements;
WHEREAS, concurrently with the execution and delivery of this Agreement, Clean Earth Acquisitions Sponsor, LLC (the “Sponsor”), certain other stockholders of Purchaser, Purchaser and Seller have entered into that certain Sponsor Support Agreement in the form attached hereto as Exhibit A (the “Sponsor Support Agreement”), dated as of the date hereof, pursuant to which each of the Sponsor and stockholders of Purchaser listed thereto has agreed to, among other things, vote to adopt and approve this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, and waive, forfeit and surrender any and all anti-dilution or similar protection with respect to any shares of Purchaser Common Stock;
WHEREAS, prior to the Closing, Purchaser shall, on the terms and subject to the conditions set forth herein, adopt (i) the Third Amended and Restated Certificate of Incorporation of Purchaser in the form attached hereto as Exhibit B (the “A&R Purchaser Charter”) and (ii) the Amended and Restated Bylaws of Purchaser in the form attached hereto as Exhibit C (the “A&R Purchaser Bylaws”);
WHEREAS, concurrently with the execution and delivery of this Agreement, the Sponsor, Seller and Purchaser have entered into an Investor Rights Agreement in the form attached hereto as Exhibit D (the “Investor Rights Agreement”);
WHEREAS, after the execution and delivery of this Agreement, Purchaser may, subject to approval by Seller, obtain commitments from one or more investors (an “Investment”) pursuant to the terms of one or more agreements (each, a “Investment Agreement”); and
WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01   As used herein, the following terms shall have the following meanings:
“A&R Purchaser Bylaws” has the meaning set forth in the recitals.
“A&R Purchaser Charter” has the meaning set forth in the recitals.
“Accounting Principles” means the principles and accounting standards set out in Annex A attached hereto.
“Acquired Subsidiaries” means each of (i) Lucas EST S.R.L., (ii) Ecosfer Energy S.R.L., (iii) LJG Green Source Energy Beta S.R.L., (iv) Solarpark Samas Sp. z.o.o., (v) Elektrownia PV Komorowo Sp. z.o.o., (vi) Gardno PV Sp. z.o.o., (vii) Gardno2 PV Sp. z.o.o., (viii) PV Zachod Sp. z.o.o. and (ix) RA 01 Sp. z.o.o.
“Action” means any action, lawsuit, claim, suit, arbitration, litigation, inquiry, hearing, audit, charge, mediation, examination, judicial or legal proceeding or investigation, whether civil, criminal or administrative, at law or in equity, by or before any Governmental Authority or arbitrator.
“Adjusted EBITDA” means, with respect to any period, the “Adjusted EBITDA” of Purchaser for such period, as set forth in Purchaser’s Annual Reports (i.e., Form 10-Ks) filed with the SEC and as it is presented in the MD&A section of the Purchaser’s Annual Reports.
“Adjustment Escrow Account” has the meaning set forth in Section 2.04(b).
“Adjustment Escrow Shares” means 1,000,000 shares of Purchaser Common Stock.
“AEA Shares” has the meaning set forth in the recitals.
“AEG JD 02 Shares” has the meaning set forth in the recitals.
“AEG MH 01 Shares” has the meaning set forth in the recitals.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning set forth in the preamble.
“Alternus Lux” has the meaning set forth in the recitals.
“Alternus Lux Shares” has the meaning set forth in the recitals.
“Ancillary Agreements” means all agreements, other than this Agreement, entered into in connection with the consummation of the Transactions, including the Sponsor Support Agreement, the A&R Purchaser Charter, the A&R Purchaser Bylaws, the Investor Rights Agreement, the Key Employee Employment Agreements, the Escrow Agreement and the documents and agreements entered into in connection therewith.
“Audited Financial Statements” has the meaning set forth in Section 3.06(a).
“Available Cash” means, as of immediately prior to the Closing after giving effect to the Purchaser Share Redemption, the payment by Purchaser of any Purchaser Transaction Expenses and Seller Transaction Expenses and the repayment by Purchaser of any Working Capital Loans, but without giving effect to the Transactions, the sum of (a) the Final Purchaser Trust Amount, plus (b) if applicable, any and all amounts that are delivered to Purchaser at or prior to the Closing pursuant to any Investments as agreed to by Seller, plus (c) any and all amounts that are raised by Seller or its Subsidiaries between the date of this Agreement and the Closing (i) pursuant to an agreement which provides that funds are to be repaid from equity or other process post-closing, (ii) in the form of convertible notes or forward purchase agreements convertible into or payable in shares of Purchaser, or (iii) that were facilitated by JonesTrading Institutional Services LLC, Citigroup Global Markets Inc. or any of their respective Affiliates.
“Balance Sheet Date” has the meaning set forth in Section 3.06(a).
“Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York, New York, Amsterdam, the Netherlands, Luxembourg, Grand Duchy of Luxembourg or Dublin, Ireland are authorized or obligated by Law to close.
“Calculated Share Price” means the amount determined by the following formulas:
(i)   With respect to Share Price Milestone 1: the result of (1) (x) the Adjusted EBITDA for the fiscal year ending on December 31, 2028, multiplied by (y) 15, minus (z) the debt (short-term and long-term), net of cash and cash equivalents, of Purchaser as reported in the audited and publicly filed financial statements of Purchaser for the fiscal year ending on December 31, 2028, divided by (2) the total number of shares issued and outstanding of Purchaser as of December 31, 2028;
(ii)   With respect to Share Price Milestone 2: the result of (1) (x) the Adjusted EBITDA for the fiscal year ending on December 31, 2029, multiplied by (y) 14, minus (z) the debt (short-term and long-term), net of cash and cash equivalents, of Purchaser as reported in the audited and publicly filed financial statements of Purchaser for the fiscal year ending on December 31, 2029, divided by (2) the total number of shares issued and outstanding of Purchaser as of December 31, 2029; and
(iii)   With respect to Share Price Milestone 3: the result of (1) (x) the Adjusted EBITDA for the fiscal year ending on December 31, 2030, multiplied by (y) 13, minus (z) the debt (short-term and long-term), net of cash and cash equivalents, of Purchaser as reported in the audited and publicly filed financial statements of Purchaser for the fiscal year ending on December 31, 2030, divided by (2) the total number of shares issued and outstanding of Purchaser as of December 31, 2030.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), the Families First Coronavirus Response Act of 2020 (H.R. 6201), “Division N — Additional Coronavirus Response and Relief” of the Consolidated Appropriations Act, 2021 (H.R. 133) and the American Rescue

Plan Act of 2021 (Pub. L. 117-2), as applicable (including, in each case, any changes in state or local Law that are analogous to provisions of the CARES Act or adopted to conform to the CARES Act), and any legislative or regulatory guidance issued pursuant thereto.
“Carmel Privileged Communications” has the meaning set forth in Section 9.15(a).
“CBA” means any collective bargaining agreement or other Contract with any labor union, works council, labor organization, employee representative or association.
“Certificate” has the meaning set forth in Section 2.04(d)(i).
“Change in Recommendation” has the meaning set forth in Section 5.07(d).
“Claims” has the meaning set forth in Section 5.10.
“Closing” has the meaning set forth in Section 2.01.
“Closing Date” has the meaning set forth in Section 2.01.
“Closing Statement” has the meaning set forth in Section 2.03(a).
“Code” means the Internal Revenue Code of 1986, as amended.
“Closing Consideration” means an amount equal to (a) $550,000,000, plus (b) the Estimated Net Working Capital Adjustment (which, for the avoidance of doubt, may be a negative number thereby reducing the Closing Consideration).
“Closing Share Consideration” means a number of shares, rounded up to the nearest whole number, of Purchaser Common Stock equal to the quotient of (a) the Closing Consideration divided by (b) $10.
“Company Indemnified Parties” has the meaning set forth in Section 5.14(a).
“Company IP Rights” means (a) all Intellectual Property Rights, other than Company-Owned IP Rights, for which any Target Company holds or purports to hold, or has been granted, any licenses, immunities, or other rights, or which are used or held for use in, or necessary for, the operation of the businesses of the Target Companies as presently conducted; and (b) all Company-Owned IP Rights.
“Company-Owned IP Rights” means all Intellectual Property Rights owned by any Target Company or represented by a Target Company in a Contract as owned by a Target Company.
“Company Systems” means all information technology and computer systems, electronic data processing, record keeping systems, communications systems, telecommunications systems, networking systems, account management systems, inventory management systems and other applications, Software, hardware and equipment (including all databases, firmware and related documentation) and information contained therein or transmitted thereby, including any outsourced systems and processes, in each case necessary for or otherwise used or held for use by or on behalf of the Target Companies.
“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of April 19, 2022, by and between Seller and Purchaser.
“Contract” means any written or oral agreement, contract, indenture, lease, sublease, instrument, arrangement, license, sublicense, obligation or commitment, in each case, that is legally binding (and in each case, including any amendments and modifications thereto).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks of COVID-19.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” social distancing, mask wearing, temperature taking, personal declaration, “purple badge standard,” shut down, closure, sequester or any other Law, decree, judgment, injunction or other Governmental Order, directive, guideline or recommendation by any Governmental Authority or industry group in connection with or in response to COVID-19 pandemic, including, the CARES Act.

“COVID-19 Tax Measure” means any Law enacted or issued by any Governmental Authority with respect to any Tax matter in response to COVID-19 (including the CARES Act and Payroll Tax Executive Order) and any administrative authority issued pursuant to such legislation or order or otherwise issued with respect to any Tax matter in response to COVID-19 (including IRS Notice 2020-65).
“D&O Indemnified Parties” has the meaning set forth in Section 5.14(a).
“Deferred Underwriting Commissions” has the meaning set forth in Section 4.05.
“Disclosure Letters” means the Seller Disclosure Letter and Purchaser Disclosure Letter, collectively.
“Dispute” has the meaning set forth in Section 9.04(a).
“Dutch Notary” means a civil law notary (notaris) (or such notary’s substitute) of Loyens & Loeff N.V. in the Netherlands.
“Earnout Escrow Account” has the meaning set forth in Section 2.04(b).
“Earnout Escrow Shares” means 35,000,000 shares of Purchaser Common Stock.
“Earnout Milestone 1” has the meaning set forth in Section 2.09(b)(i).
“Earnout Milestone 2” has the meaning set forth in Section 2.09(b)(ii).
“Earnout Milestone 3” has the meaning set forth in Section 2.09(b)(iii).
“Earnout Milestones” means, collectively, Earnout Milestone 1, Earnout Milestone 2 and Earnout Milestone 3.
“Earnout Objection Notice” has the meaning set forth in Section 2.09(a)(ii).
“Earnout Statement” has the meaning set forth in Section 2.09(a)(i).
“Entity” means a Person that is not a natural Person.
“Environmental Laws” means any applicable Law in any relevant jurisdictions relating to pollution or protection of human health or the environment, including those imposing liability or establishing requirements for the use, storage, transport, handling, treatment, Release of, exposure to, and disposal of Hazardous Materials.
“ERISA” means of the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any Person (whether or not incorporated) that is (or at the relevant time was or could be) considered a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA with any Target Company.
“Escrow Agent” has the meaning set forth in Section 2.04(b).
“Escrow Agreement” has the meaning set forth in Section 2.04(b).
“Estimated Closing Consideration” has the meaning set forth in Section 2.03(a).
“Estimated Net Working Capital” has the meaning set forth in Section 2.03(a).
“Estimated Net Working Capital Adjustment” means an amount, positive or negative, equal to Estimated Net Working Capital, minus $11,500,000; provided, however, that (i) if the Estimated Net Working Capital Adjustment is greater than $10,000,000, the Estimated Net Working Capital Adjustment shall be deemed to equal $10,000,000 and (ii) if the Estimated Net Working Capital Adjustment is less than negative $10,000,000, the Estimated Net Working Capital Adjustment shall be deemed to equal negative $10,000,000.
“Excepted Liens” means those Liens set forth on Section 1.01(a) of the Seller Disclosure Letter.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Companies” means (i) Altnor AS, private limited company incorporated under the laws of Norway, and its direct and direct Subsidiaries, (iii) GHFG Limited, a private limited company incorporated under the laws of Ireland, and its direct and direct Subsidiaries, and (iii) ALTAM Inc., a Nevada corporation, and its direct and direct Subsidiaries.
“Final Consideration” means an amount equal to (a) $550,000,000, plus (b) the Net Working Capital Adjustment (which, for the avoidance of doubt, may be a negative number thereby reducing the Final Consideration).
“Final Consideration Shortfall” has the meaning set forth in Section 2.05(e).
“Final Consideration Surplus” has the meaning set forth in Section 2.05(g).
“Final Purchaser Trust Amount” has the meaning set forth in Section 2.03(b).
“Financial Statements” has the meaning set forth in Section 3.06(a).
“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.
“Governmental Authority” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or other government, any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official or any quasi-governmental or private body, in each case whether U.S. or non-U.S., exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any court, tribunal, judicial or arbitral body or arbitrator (public or private), or any Self-Regulatory Organization (in each case to the extent that the rules, regulations or orders of such body or authority have the force of Law).
“Governmental Order” means any judgment, ruling, order, writ, injunction, award or decree of any Governmental Authority.
“Hazardous Materials” means: (a) those substances defined in or regulated as pollutants, contaminants, dangerous goods or hazardous or toxic substances, materials of concern or wastes under Laws relating to pollution or protection of human health or the environment; (b) petroleum and petroleum products, including crude oil and any fractions thereof; and (c) asbestos, polychlorinated biphenyls, radioactive materials and other chemicals or substances for which liability or standards of care are imposed by Laws relating to pollution or protection of human health or the environment.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvement Act of 1976.
“HSR Approval” means the filing of a Notification and Report Form with the United States Federal Trade Commission and the United States Department of Justice under the HSR Act and the expiration or termination of any applicable waiting period (including any extensions) thereunder, if required.
“IFRS” means International Financial Reporting Standards as issued by the International Accounting Standards Board.
“Immigration Laws” has the meaning set forth in Section 3.21(c).
“Income Tax” means any Tax based upon, measured by, or calculated with respect to (a) net income or profits or overall gross income or gross receipts (including any capital gains or alternative minimum Tax) or (b) multiple bases (including corporate franchise, doing business or occupation Tax) if one or more of the bases on which that Tax may be measured or calculated is described in clause (a) of this definition.
“Income Tax Return” means any Tax Return with respect to Income Taxes.
“Indebtedness” means, without duplication, the unsatisfied Liabilities of the Target Companies, whether contingent or otherwise (including penalties, interest and premiums): (a) in respect of borrowed money, or with respect to advances of any kind under a credit facility or other debt instrument (including under any applicable credit line); (b) evidenced by bonds, notes, debentures or similar instruments, including such obligations incurred in connection with the acquisition of property, assets or businesses; (c) any obligations for the deferred purchase price of property or services, including all earn-out or other similar contingent payment obligations; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all indebtedness secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of the property subject to such mortgage or Lien; (f) amounts drawn on letters of credit, bankers’ acceptances or similar facilities; (g) any amounts in respect of unfunded or underfunded liabilities or obligations under pension or retirement (whether defined benefit or defined contribution), superannuation, gratuity, or similar pension-like policies, plans, programs, agreements or arrangements, severance or similar termination liabilities or obligations, deferred compensation, post-termination or retiree health and/or welfare benefit liabilities or obligations, accrued paid time off, or accrued bonuses or other incentive payments, in each case, whether pursuant to a written agreement or otherwise owed, plus the employer portion of any payroll, employment or similar Taxes associated with any of the foregoing payments; (h) payables owing to Affiliates (other than to another Target Company); (i) any change-in-control payments, transaction bonuses, retention payments, single-trigger severance or similar compensatory payments payable to any Person by any Target Company that are triggered in connection with the consummation of the Transactions (whether prior to, upon or after such consummation, and whether or not in connection with another event but excluding in all cases any “double trigger” payments that become payable as a result of any action or omission by Purchaser or its applicable Affiliate upon or following such consummation) and the employer portion of any payroll, employment or similar Taxes associated with any of the foregoing payments; and (j) guarantees of the liabilities described in clauses (a) through (i) above of any other Person; provided, however, that each of (i) trade accounts payable and other operating liabilities in the Ordinary Course of Business (for the avoidance of doubt, not including Taxes), (ii) any outstanding surety or performance bonds (to the extent undrawn) or letters of credit (to the extent undrawn), (iii) any liabilities or obligations owed by any Target Company to another of any Target Company, and (iv) any amounts taken into account in calculating the Estimated Net Working Capital Adjustment or the Net Working Capital Adjustment, shall not constitute Indebtedness.
“Insider Letter Agreement” means that certain Insider Letter Agreement, dated February 23, 2022, by and among the Clean Earth Acquisitions Sponsor, LLC, Aaron Ratner, Martha Ross, Nicholas Parker, Candice Beaumont, Bradford Allen, Michael Vahrenkamp and Purchaser.
“Insurance Policies” has the meaning set forth in Section 3.15.
“Intellectual Property Rights” shall mean any and all common law or statutory or other rights anywhere in the world arising under or associated with: (a) patents, patent applications, statutory invention registrations, registered designs, and similar or equivalent rights in inventions and designs, and all rights therein provided by international treaties and conventions together with all reissuances, continuations, continuations-in-part, divisions, revisions, extensions, re-issues, and reexaminations thereof (collectively, “Patents”); (b) trademarks, service marks, trade dress, trade names, logos, designs, slogans, taglines, brands, product names, and other designations of origin, source or quality, registrations and applications for any of the foregoing, and all goodwill associated with any of the foregoing (collectively, “Marks”); (c) domain names, uniform resource locators, Internet Protocol addresses, social media handles, and other names, identifiers, and locators associated with Internet addresses, sites, and services; (d) copyrights, copyrightable works, and equivalent rights of author, in any published or unpublished works of authorship (including Software as a work of authorship), and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (“Copyrights”); (e) trade secrets and industrial secret rights, and rights in know-how, data, and other confidential or proprietary information (whether business or technical or otherwise) (collectively, “Trade Secrets”); and (f) other intellectual property, industrial property and proprietary rights anywhere in the world.
“Interim Financial Statements” has the meaning set forth in Section 3.06(a).
“Interim Period” has the meaning set forth in Section 5.01.
“Intervening Event” has the meaning set forth in Section 5.07(d).
“Intervening Event Notice Period” has the meaning set forth in Section 5.07(d).

“Investment” has the meaning set forth in the recitals.
“Investment Agreement” has the meaning set forth in the recitals.
“Investor Rights Agreement” has the meaning set forth in the recitals.
“IPO” has the meaning set forth in Section 5.10.
“IRS” means the Internal Revenue Service of the United States of America.
“Key Employees” means Vincent Browne, Joseph Duey, Taliesin Durant, Gary Swan, David Farrell, Bill Sadlier and Larry Farrell.
“Key Employee Employment Agreements” has the meaning set forth in Section 5.16.
“Law” means any law (statutory, common or otherwise), statute, ordinance, regulation, rule, code, treaty, directive, executive order, injunction, judgment, decree or other order of a Governmental Authority.
“Liability” means any liability or obligation (whether known or unknown, absolute or contingent, whether liquidated or unliquidated and whether due or to become due).
“Liens” means liens, licenses, covenants not to sue, options, transfer restrictions, mortgages, security interests, adverse ownership interests, pledges, charges or other encumbrances.
“Leased Real Property” has the meaning set forth in Section 3.09(b).
“Leases” means all leases, subleases, licenses, concessions and other binding agreements (written or oral) pursuant to which any Target Company holds any Leased Real Property, including all amendments, extensions, renewals, guaranties and other agreements with respect thereto and the right to all security deposits and other amounts and instruments deposited by or on behalf of any Target Company thereunder.
“Locked-Up Persons” means each of Aaron Ratner, Martha Ross, Nicholas Parker, Candice Beaumont, Bradford Allen, Michael Vahrenkamp, Alex Greystoke and David Saab.
“Look-back Date” means January 1, 2019.
“Maximum Annual Premium” has the meaning set forth in Section 5.14(b).
“Most Recent Balance Sheet Date” has the meaning set forth in Section 3.06(a).
“NASDAQ” means the Nasdaq Global Market.
“Net Working Capital” means the working capital of the Target Companies at 11:59 p.m. (Eastern Time) on the calendar day immediately prior to the Closing Date comprising all items included in the illustrative working capital calculation set out in Section 1.01(b) of the Seller Disclosure Letter calculated, on a consolidated basis, immediately prior to the Closing, in accordance with the Accounting Principles. The table in Section 1.01(b) of the Seller Disclosure Letter shows, for illustrative purposes, the calculation of the Net Working Capital of the Target Companies as of June 30, 2022. Notwithstanding anything to the contrary, Net Working Capital shall not include any current assets or current liabilities related to, based on or in respect of (i) any acquisitions consummated after the date of this Agreement and any Indebtedness incurred after the date of this Agreement related to such acquisitions, (ii) any Indebtedness and related cash, in each case not related to core operations, incurred after the date of this Agreement, or (iii) any payments or proceeds received on account of events after the date of this Agreement that are not in the Ordinary Course of Business (e.g., insurance proceeds from a natural disaster).
“Net Working Capital Adjustment” means an amount, positive or negative, equal to Net Working Capital minus $11,500,000; provided, however, that (i) if the Net Working Capital Adjustment is greater than $10,000,000, the Net Working Capital Adjustment shall be deemed to equal $10,000,000 and (ii) if the Net Working Capital Adjustment is less than negative $10,000,000, the Net Working Capital Adjustment shall be deemed to equal negative $10,000,000.
“Notice of Objection” has the meaning set forth in Section 2.05(b).

“Objection Period” has the meaning set forth in Section 2.05(b).
“Ordinary Course of Business” means, with respect to any Person, actions that are taken in the ordinary course and materially consistent with the past practices and normal day-to-day operations of such Person, including any action taken or omitted to be taken to the extent such act or omission is reasonably determined by such Person to be necessary to comply with the COVID-19 Measures.
“Organizational Documents” means, with respect to a Person that is not an individual, its articles of incorporation, constitution, certificate of incorporation, certificate of formation, bylaws, memorandum and/or articles of incorporation, operating agreement, certificate of limited partnership, partnership agreement and/or similar governing agreements or documents, instruments or certificates executed, adopted or filed in connection with the creation, formation, incorporation or organization of such Person, including any amendments thereto.
“Partnership Tax Audit Rules” means Sections 6221 through 6241 of the Code, together with any guidance issued thereunder or successor provisions and any similar provision of state, local, and non-U.S. Tax laws.
“Party” has the meaning set forth in the preamble.
“Pass-Through Tax Return” means any Income Tax Return (such as IRS Form 1065 and associated IRS Schedule K-1s and corresponding state and local Tax Returns) of the Company and its Subsidiaries with respect to which (i) such Company or Subsidiary is treated as a partnership for U.S. federal (and applicable state and local) Income Tax purposes (a “Relevant Target Company”), and (ii) the income, gain, losses, deductions, and other Tax items reflected on such Income Tax Returns are allocated to, and reflected on the Tax Returns of, the beneficial owners of the Company. By way of example and without limitation, Tax Returns primarily concerning property Taxes, sales and use Taxes, payroll Taxes, and withholding Taxes are not Pass-Through Tax Returns.
“Payroll Tax Executive Order” means the Presidential Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, as issued on August 8, 2020 and including any administrative or other guidance published with respect thereto by any Governmental Authority (including IRS Notice 2020-65).
“PCAOB” means the U.S. Public Company Accounting Oversight Board (or any successor thereto).
“PCAOB Audited Financial Statements” means the Target Companies’ audited combined balance sheet as of December 31, 2020 and December 31, 2021 and statements of income, changes in shareholder equity and cash flows for the twelve (12)-month periods then ended, each audited in accordance with GAAP and PCAOB auditing standards by a PCAOB qualified auditor.
“Permits” means any franchise, license, permit, consent and order of any Governmental Authority necessary for any Target Company to own, lease and operate its properties or to carry on its business.
“Permitted Liens” means (a) Liens for Taxes that are not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and in each case that are sufficiently reserved for on the Financial Statements in accordance with the Accounting Principles; (b) statutory and contractual Liens arising or incurred in the Ordinary Course of Business with respect to Leased Real Property for amounts that are not yet due and payable or are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with the Accounting Principles; (c) zoning, building, or other restrictions, variances, and other land use Laws regulating the use or occupancy of such Leased Real Property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such Leased Real Property which are not violated by the current use or occupancy of such Leased Real Property or the operation of the business thereon; (d) covenants, rights of way, encumbrances, easements and other irregularities in title, none of which, individually or in the aggregate, interfere, or would interfere, in any material respect with the present use of or occupancy of the affected parcel in the operation of the business conducted thereon by the Target Companies; and (e) Liens incurred in connection with capital lease obligations of the Target Companies incurred in the Ordinary Course of Business.

“Person” means and includes an individual, a partnership (general or limited), a joint venture, a corporation, a company, a trust, an estate, a limited liability company, an association, a joint-stock company, an unincorporated organization or other entity and a Governmental Authority.
“Personal Information” means information that, alone or in combination with other information, allows the identification of an individual or can be used to contact an individual, directly or indirectly, including name; social security number; government-issued identification numbers or other identification numbers; health or medical information, including health insurance information; credit or payment card or financial account information; passport numbers; user names/email addresses in combination with a password or security code that would allow access to an online account; unique biometric identifiers (e.g., fingerprints, retinal scans, face scans, or DNA profile); employee ID numbers; date of birth; digital signature; Internet Protocol (IP) addresses or other information that is regulated by one or more Privacy Laws.
“Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, or any similar plan subject to Laws of a jurisdiction outside of the United States), and any other benefit or compensation plan, policy, program, practice, agreement, understanding or arrangement, whether written or oral, (including all cash incentive, bonus, deferred compensation, profit sharing, equity appreciation, phantom equity, equity purchase, stock or share option or other incentive equity or equity or equity-linked arrangement, and any employment, consulting, advisor, service, termination, retention, bonus, excess benefit, profit sharing, change in control, severance, retirement, supplemental retirement, pension, savings, tax gross-up, employee loan, vacation, fringe, paid time off, disability, medical, dental, vision, cafeteria, insurance, flex spending, accident, adoption/dependent/employee assistance, tuition, health and welfare, post-termination or retiree health and welfare plan, program, policy, agreement, arrangement, commitment or Contract) that is: (A) sponsored, maintained, contributed to or required to be contributed to by Seller or any of its Subsidiaries or any of their ERISA Affiliates or (B) with respect to which Seller or any of its Subsidiaries or any of their ERISA Affiliates has or could reasonably be expected to have any liability or obligation whether actual or contingent, direct or indirect, to provide compensation or benefits to or for the benefit of any current or former officer, employee, individual independent contractor, consultant or other service provider (including any such Person providing services through a personal services entity), director or manager (each, a “Service Provider”) or the spouses, beneficiaries or other dependents thereof.
“Post-Closing Consideration Calculation” has the meaning set forth in Section 2.05(a).
“Post-Closing Statement” has the meaning set forth in Section 2.05(a).
“Post-Signing Luxco Contribution” has the meaning set forth in the recitals.
“Pre-Closing Tax Period” means any taxable period ending on or prior to the Closing Date, and with respect to any Straddle Period, the portion of such period ending on (and including) the Closing Date.
“Pre-Signing Luxco Contribution” has the meaning set forth in the recitals.
“Privacy Laws” means all applicable Laws concerning the privacy, collection, receipt, storage, compilation, transfer, disposal, security (both technical and physical), disclosure, transfer, processing, protection, sharing, breach or other use of Personal Information, and all regulations promulgated thereunder, including HIPAA, the Gramm-Leach-Bliley Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act, the Federal Trade Commission Act, the Privacy Act of 1974, the CAN-SPAM Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Children’s Online Privacy Protection Act, the Family Educational Rights and Privacy Act, the General Data Protection Regulation (2016/679), state social security number protection Laws, state data breach notification Laws and, where applicable, state consumer protection Laws.
“Probable Acquired Subsidiaries” means each of (i) Invest PV 26 Sp. z.o.o., (ii) Invest PV 27 Sp. z.o.o., (iii) INVEST PV 4 Sp. z.o.o., (iv) Invest PV 18 Sp. z.o.o., (v) Invest PV 31 Sp. z.o.o., (vi) Invest PV 32 Sp. z.o.o., (vii) Invest PV 33 Sp. z.o.o., (viii) Invest PV 34 Sp. z.o.o., (ix) Invest PV 35 Sp. z.o.o., (x) Invest PV 36 Sp. z.o.o., (xi) Invest PV 37 Sp. z.o.o., (xii) Invest PV 38 Sp. z.o.o., (xiii) Invest PV 39 Sp. z.o.o., (xiv) Invest PV 17 MM83 Sp. z.o.o., (xv) Invest PV 28 Sp. z.o.o., (xvi) Invest PV 29 Sp. z.o.o., (xvii) Invest PV 19 Sp. z.o.o., (xviii) Invest PV 20 Sp. z.o.o., (xix) Invest PV 30 Sp. z.o.o., (xx) Invest PV 21 Solar Park Plewiska Sp.

z.o.o., (xxi) Invest PV 22 Sp. z.o.o., (xxii) Invest PV 23 Sp. z.o.o., (xxiii) Invest PV 24 Sp. z.o.o., (xxiv) Invest PV 25 Sp. z.o.o., (xxv) P+S SPV2 Sp. z.o.o., (xxvi) P+S SPV3 Sp. z.o.o., (xxvii) P+S SPV4 Sp. z.o.o., (xxviii) INVEST PV 11 Sp. z.o.o., (xxix) INVEST PV 12 Sp. z.o.o., (xxx) INVEST PV 13 Sp. z.o.o., (xxxi) Invest PV 14 Sp. z.o.o., (xxxii) SOLAR PROJECT SPV Sp. z.o.o., (xxxiii) SOLAR FARM SPV Sp. z.o.o., (xxxiv) INVEST PV 7 Sp. z.o.o., (xxxv) RESNET 1 Sp. z.o.o., (xxxvi) RD PV Produkcja 1 Sp. z.o.o., (xxxvii) RD PV Produkcja 2 Sp. z.o.o., (xxxviii) RD PV Produkcja 3 Sp. z.o.o., (xxxix) RD PV Produkcja 4 Sp. z.o.o., (xxxx) Elektroniw PV Grylewo Sp. z.o.o., and (xxxxi) INVEST PV 58 z.o.o.
“Proskauer Privileged Communications” has the meaning set forth in Section 9.15(b).
“Prospectus” means that certain final prospectus of Purchaser, dated February 23, 2022, and filed on February 25, 2022, prepared, filed and made available to the public in accordance with applicable federal securities Laws.
“Proxy Statement” has the meaning set forth in Section 5.07(a).
“Public Rights” means the 23,000,000 Rights that comprise part of the Public Units, which are listed on the NASDAQ under the ticker symbol “CLINR”, with each Right entitling the holder thereof to acquire one-tenth (1/10th) of one share of Purchaser Common Stock upon consummation of an initial business combination.
“Public Shareholders” has the meaning set forth in Section 5.10.
“Public Shares” means the 23,000,000 shares of Purchaser Common Stock that comprise part of the Public Units, which are listed on the NASDAQ under the ticker symbol “CLIN”.
“Public Units” means the 23,000,000 Units issued and sold in the IPO, with each Public Unit consisting of one Public Share, one Public Right and one-half of one Public Warrant, which Public Units are listed on the NASDAQ under the ticker symbol “CLINU”.
“Public Warrants” means the warrants to purchase up to 11,500,000 shares of Purchaser Common Stock at a price of $11.50 per share that comprise part of the Public Units, which is listed on the NASDAQ under the ticker symbol “CLINW”.
“Purchase Price Allocation” has the meaning set forth in Section 8.07.
“Purchased Shares” means, collectively, (i) the AEA Shares, (ii) the Unisun Shares, (iii) the Alternus Lux Shares, (iv) the Solis Shares and (v) the AEG JD 02 Shares; provided, however, that, in the event that the Post-Signing Luxco Contribution is effected, “Purchased Shares” shall mean, collectively, (i) the AEA Shares, (ii) the Unisun Shares and (iii) the Alternus Lux Shares. For the avoidance of doubt, Purchased Shares shall not include any capital stock or share capital of any of the Excluded Companies.
“Purchaser” has the meaning set forth in the preamble.
“Purchaser Acquisition Proposal” means: (a) any, direct or indirect, acquisition, merger, domestication, reorganization, business combination, “initial business combination” under Purchaser’s initial IPO prospectus or similar transaction, in one transaction or a series of transactions, involving Purchaser or involving all or a material portion of the assets, equity securities or businesses of Purchaser (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise); or (b) any equity or similar investment in Purchaser or any of its controlled Affiliates, other than any Investments, the extent applicable.
“Purchaser Board” has the meaning set forth in the recitals.
“Purchaser Board Recommendation” has the meaning set forth in Section 5.07(d).
“Purchaser Class B Common Stock” means Class B common stock of Purchaser, par value $0.0001 per share.
“Purchaser Closing Statement” has the meaning set forth in Section 2.03(b).
“Purchaser Common Stock” means Class A common stock of Purchaser, par value $0.0001 per share.

“Purchaser Disclosure Letter” means the disclosure schedules of Purchaser delivered concurrently with the execution of this Agreement.
“Purchaser Fundamental Representations” means Section 4.01 (Organization and Power), Section 4.03(a) (Authorization; No Breach; Valid and Binding Agreement), Section 4.03(d) (Authorization; No Breach; Valid and Binding Agreement), Section 4.05 (Purchaser Trust Account), Section 4.10 (Capitalization), and Section 4.18 (Brokerage).
“Purchaser Group” has the meaning set forth in Section 9.15(a).
“Purchaser Incentive Plan” means that certain equity incentive plan to be entered into at Closing by Purchaser, substantially in the form attached hereto as Exhibit E.
“Purchaser Indemnified Parties” has the meaning set forth in Section 5.14(a).
“Purchaser Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, (a) has had or is reasonably expected to have a materially adverse effect on the business, financial condition or results of operations of Purchaser taken as a whole or (b) has or is reasonably expected to prevent, materially impair or materially delay Purchaser from consummating the Transactions (including the Share Sale); provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Purchaser Material Adverse Effect: any change, effect, event, occurrence, state of facts or development arising from or related to (i) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital markets, or in the industry in which Purchaser operates, or in the price of any security or any market index or any change in prevailing interest rates or currency exchange rates; (ii) the taking of any action required by this Agreement, including any redemptions of Public Shares pursuant to the Purchaser Share Redemption; (iii) any change in applicable Laws or the interpretation thereof after the date hereof; (iv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any Governmental Authority; (v) any change in GAAP after the date hereof; (vi) the commencement, continuation or escalation of a war, riots, material armed hostilities or other material international or national calamity or act of terrorism; (vii) effects arising from or relating to any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event; (viii) changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof) or material worsening of such conditions threatened or existing as of the date of this Agreement; (ix) the execution or public announcement of this Agreement or the pendency or consummation of the Transactions; (x) any action taken by, or at the request of, or with the express consent of Seller and (xi) the failure of Purchaser to meet or achieve the results set forth in any projection, budget, estimate, forecast or prediction (provided that this clause (xi) shall not prevent a determination that any change or effect underlying such change has resulted in a Purchaser Material Adverse Effect if not otherwise excluded from this definition); provided that, in the case of clauses (i), (iii), (iv), (v), (vi), (vii), and (viii) above, if such change, effect, event, occurrence, state of facts or development disproportionately affects Purchaser as compared to other special purpose acquisition companies and/or blank check companies, then the extent of such disproportionate effect of such change, effect, event, occurrence, state of facts or development may be taken into account in determining whether a Purchaser Material Adverse Effect has or will occur.
“Purchaser Prepared Returns” has the meaning set forth in Section 8.03.
“Purchaser SEC Documents” has the meaning set forth in Section 4.14(a).
“Purchaser Share Redemption” means the election of an eligible holder of Purchaser Common Stock (as determined in accordance with the applicable Organizational Documents of Purchaser and the Trust Agreement) to redeem all or a portion of such holder’s shares of Purchaser Common Stock in accordance with the applicable Organizational Documents of Purchaser and the Trust Agreement.
“Purchaser Shareholder Approval” has the meaning set forth in Section 6.03(c).

“Purchaser Shareholder Proposals” means, collectively, the following proposals, or such other proposals as may be agreed upon between Purchaser and Seller, to be voted upon at the Purchaser Special Meeting: (a) the approval of the Transactions; (b) the approval, for purposes of complying with applicable listing rules of the NASDAQ, of the issuance of the shares of Purchaser Common Stock in connection with the consummation of the Transactions (including the Share Sale and any Investments, if applicable); (c) the amendment and restatement of the Organizational Documents of Purchaser as contemplated by this Agreement; (d) the adoption of the Purchaser Incentive Plan; (e) the appointment of new directors effective as of the Closing in accordance with the terms of this Agreement; and (f) the advisory charter proposals with respect to governance provisions.
“Purchaser Shareholders” means the Public Shareholders and all other holders of shares of Purchaser Common Stock and Purchaser Class B Common Stock.
“Purchaser Special Meeting” has the meaning set forth in Section 5.07(c).
“Purchaser Transaction Expenses” means, collectively, (a) the fees and expenses of Purchaser incident to the negotiation and preparation of this Agreement and the other Ancillary Agreements and the performance and compliance with all agreements and conditions contained herein to be performed or complied with, including the fees, commissions, expenses and disbursements of its counsels, accountants, placement and wall crossing agents, due diligence expenses, advisory and consulting fees, whether paid or unpaid prior to the Closing, (b) 50% of all filing fees incurred in connection with the filing required to be made under the HSR Act and for any other Regulatory Approval necessary for the consummation of the Transactions, and (c) any and all Deferred Underwriting Commissions.
“Purchaser Trust Account” means that certain trust account of Purchaser with the Trustee, established under the Purchaser Trust Agreement.
“Purchaser Trust Agreement” means that certain Investment Management Trust Agreement, dated as of February 23, 2022, by and between Purchaser and the Trustee.
“Purchaser Trust Amount” means, as the date of determination, the aggregate amount of funds held in the Purchaser Trust Account.
“Purchaser’s Knowledge” or any similar phrase, with respect to Purchaser, means the actual knowledge following a reasonable inquiry with his direct reports directly responsible for the applicable subject matter of Aaron Ratner and Martha Ross.
“Regulatory Approvals” means any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority; provided that in no event shall the term Regulatory Approvals include the filing of, or securing effectiveness of, the Proxy Statement.
“Release” means any spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping, or disposing of Hazardous Materials (including the abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous Materials) into the indoor or outdoor environment.
“Released Party” has the meaning set forth in Section 9.13.
“Representatives” means the officers, directors, managers, employees, independent contractors, attorneys, accountants, advisors, representatives, consultants and agents of a Person.
“Restructuring” has the meaning set forth in the recitals.
“Reviewing Accountant” has the meaning set forth in Section 2.05(d).
“Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any country-wide or territory-wide Sanctions Laws (at the time of this Agreement, the Crimea region, Cuba, Iran, North Korea and Syria).
“Sanctioned Person” means (i) any Person identified in any sanctions-related list of sanctioned Persons maintained by (a) the United States Department of the Treasury’s Office of Foreign Assets Control, or the

United States Department of State; (b) Her Majesty’s Treasury of the United Kingdom; (c) any committee of the United Nations Security Council; or (d) the European Union or any European Union member state; (ii) any Person located, organized, or resident in, organized in, or a Governmental Authority or government instrumentality of, any Sanctioned Country; and (iii) any Person directly or indirectly owned fifty percent or more or controlled by, or acting for the benefit or on behalf of, a Person described in clause (i) or (ii), either individually or in the aggregate.
“Sanctions Laws” means those trade, economic and financial sanctions Laws and trade embargoes administered, enacted or enforced from time to time by (i) the United States (including the Department of the Treasury’s Office of Foreign Assets Control and the United States Department of State), (ii) Her Majesty’s Treasury of the United Kingdom, (iii) the United Nations, or (iv) the European Union or any European Union member state.
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Guidance” means (a) any publicly available written or oral interpretations, questions and answers, guidance and forms of the SEC, (b) any oral or written comments, requirements or requests of the SEC or its staff, (c) the Securities Act and the Exchange Act, and (d) any other rules, bulletins, releases, manuals and regulations of the SEC.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Self-Regulatory Organization” means any securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization applicable to a Party.
“Seller” has the meaning set forth in the preamble.
“Seller Acquisition Proposal” means: (a) any, direct or indirect, acquisition, merger, domestication, reorganization, business combination or similar transaction, in one transaction or a series of transactions, involving Seller or any Target Company or involving all or a material portion of the assets, equity securities or businesses of Seller or any Target Company (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise); provided that the Restructuring and any other internal restructuring of Seller and its Subsidiaries shall be excluded from the foregoing; or (b) any equity or similar investment in Seller or any Target Company.
“Seller Board” has the meaning set forth in the recitals.
“Seller Disclosure Letter” means the disclosure schedules of Seller delivered concurrently with the execution of this Agreement.
“Seller Fundamental Representations” means the representations and warranties of Seller set forth in Section 3.01 (Organization and Corporate Power), Section 3.03(a) (Authorization; No Breach; Valid and Binding Agreement), Section 3.03(d) (Authorization; No Breach; Valid and Binding Agreement), Section 3.04 (Capitalization), Section 3.05 (Title to Shares), Section 3.10 (Tax Matters) and Section 3.24 (Brokerage).
“Seller Group” has the meaning set forth in Section 9.15(a).
“Seller Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, (a) has had or is reasonably expected to have a materially adverse effect on the business, assets, financial condition or results of operations of Seller and the Target Companies taken as a whole or (b) has or is reasonably expected to prevent, materially impair or materially delay Seller or any Target Company from consummating the Transactions (including the Share Sale); provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Seller Material Adverse Effect: any change, effect, event, occurrence, state of facts or development arising from or related to (i) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital markets, or in the industry in which Seller or the Target Companies operate, or in the price of any security or any market index or any change in prevailing interest rates or currency exchange rates; (ii) the taking of any action required by this Agreement, including any redemptions of Public Shares pursuant to the Purchaser Share Redemption; (iii) any change in applicable Laws or the interpretation thereof after the date hereof; (iv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any Governmental Authority; (v) any change in GAAP after the date hereof; (vi) the commencement, continuation or escalation of a war, riots, material armed hostilities or other material international or national calamity or act of terrorism; (vii) effects arising from or relating to any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event; (viii) changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof) or material worsening of such conditions threatened or existing as of the date of this Agreement; (ix) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of Seller or any Target Company with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third-parties related thereto; (x) any matter disclosed in the Seller Disclosure Schedule, (xi) any action taken by, or at the request of, or with the express consent of Purchaser and (xii) the failure of Seller or the Target Companies to meet or achieve the results set forth in any projection, budget, estimate, forecast or prediction (provided that this clause (xii) shall not prevent a determination that any change or effect underlying such change has resulted in a Seller Material Adverse Effect if not otherwise excluded from this definition); provided that, in the case of clauses (i), (iii), (iv), (v), (vi), (vii), and (viii) above, if such change, effect, event, occurrence, state of facts or development disproportionately affects Seller and the Target Companies as compared to other Persons or businesses that operate in the industry in which Seller and the Target Companies operate, then the extent of such disproportionate effect of such change, effect, event, occurrence, state of facts or development may be taken into account in determining whether a Seller Material Adverse Effect has or will occur.
“Seller Transaction Expenses” means, collectively, (a) the fees and expenses of Seller or any of its Subsidiaries incident to the negotiation and preparation of this Agreement and the other Ancillary Agreements and the performance and compliance with all agreements and conditions contained herein to be performed or complied with, including the fees, expenses and disbursements of its counsels, accountants, due diligence expenses, advisory and consulting fees, in each case, that is unpaid prior to the Closing, and (b) 50% of all filing fees incurred in connection with the filing required to be made under the HSR Act and for any other Regulatory Approval necessary for the consummation of the Transactions.
“Seller’s Knowledge” or any similar phrase, with respect to Seller or any Target Company, means the actual knowledge following a reasonable inquiry with his or her direct reports directly responsible for the applicable subject matter of Vincent Brown, Joseph Duey, Taliesin Durant, Gary Swan and David Farrell.
“Service Provider” has the meaning set forth in the definition of Plan.
“Share Price” means the closing trading price of a share of Purchaser Common Stock on the NASDAQ or any other national securities exchange on which shares of Purchaser Common Stock are then listed, as applicable
“Share Sale” has the meaning set forth in the recitals.
“Software” means any and all computer programs (whether in source code, object code, human readable form or other form), algorithms, user interfaces, firmware, development tools, templates, menus, technology supporting the foregoing, and all documentation, including user manuals and training materials, related to any of the foregoing, together with all intellectual property, industrial property and proprietary rights in and to any of the foregoing.
“Solis Shares” has the meaning set forth in the recitals.
“Sponsor” has the meaning set forth in the recitals.
“Sponsor Promissory Note” means that certain Promissory Note, dated as of September 26, 2022, issued by the Purchaser to the Sponsor in the principal amount of $850,000.

“Sponsor Support Agreement” has the meaning set forth in the recitals.
“Sponsor Units” means the 890,000 private placement units held by the Sponsor, which consists of 890,000 shares of Purchaser Common Stock and warrants to purchase 445,000 shares of Purchaser Common Stock at a price of $11.50 per share (“Sponsor Warrants”).
“Straddle Period” means any taxable period that includes (but does not end on) the Closing Date.
“Subsidiary” means, with respect to any Person, any Entity of which a majority of the total voting power entitled (without regard to the occurrence of any contingency) to vote in the appointment or election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, limited liability company, association or other Entity of which a majority of the partnership, limited liability company or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other Entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, association or other Entity or controls the managing member or general partner or similar position of such partnership, limited liability company, association or other Entity.
“Target Company” or “Target Companies” means (i) Alternus Energy Americas Inc., a Delaware corporation, and its direct and indirect Subsidiaries, (ii) Unisun Energy Holding B.V., a private limited company incorporated under the laws of the Netherlands, and its direct and indirect Subsidiaries, (iii) Alternus Lux and its direct and indirect Subsidiaries, (iv) Solis Bond Company Designated Activity Company, a private limited company incorporated under the laws of Ireland, and its direct and indirect Subsidiaries, and (v) AEG JD 02 Limited, a private limited company incorporated under the laws of Ireland, and its direct and indirect Subsidiaries; provided, however, that, in the event that the Post-Signing Luxco Contribution is effected, “Target Company” or “Target Companies” shall mean, (i) Alternus Energy Americas Inc., a Delaware corporation, and its direct and indirect Subsidiaries, (ii) Unisun Energy Holding B.V., a private limited company incorporated under the laws of the Netherlands, and its direct and indirect Subsidiaries and (iii) Alternus Lux and its direct and indirect Subsidiaries.
“Tax” or “Taxes” means any and all applicable federal, state, local, non-U.S. and other income, gross receipts, alternative minimum, ad valorem, premium, production, value-added, excise, real property, personal property (tangible and intangible), real property gains, lease, sales, capital stock, environmental, harmonized sales, goods and services, use, services, transfer, registration, withholding, employment, unemployment, disability, payroll, franchise, profits, capital gains, occupation, severance, windfall profits, stamp, license, social security, estimated, alternative, add-on minimum, customs, duties, or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest of such additions or penalties, whether disputed or not.
“Tax Proceeding” has the meaning set forth in Section 8.04.
“Tax Return” means any tax return, statement, form or report (including any election, declaration, disclosure, claim for refund, estimate and information return and any other information) filed or required to be filed with or supplied to a taxing authority in connection with any Tax, including any schedule or attachment thereto and any amendment thereof and any supplement thereto.
“TCA” means the Taxes Consolidation Act 1997 of Ireland (as amended).
“Termination Date” has the meaning set forth in Section 7.03(b).
“Termination Fee” has the meaning set forth in Section 7.06.
“Threshold Amount” means $500,000.
“Top Customer” has the meaning set forth in Section 3.19.
“Top Supplier” has the meaning set forth in Section 3.19.

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements, including the Share Sale.
“Transfer Taxes” has the meaning set forth in Section 8.08.
“Trustee” means American Stock Transfer & Trust Company, LLC, a New York limited liability trust company.
“Unisun Closing” means the transfer of the Unisun Shares to Purchaser by execution of the Unisun Deed of Sale and Transfer and the other formalities in connection therewith.
“Unisun Deed of Sale and Transfer” means the notarial instrument for the sale and transfer of the Unisun Shares.
“Unisun Shares” has the meaning set forth in the recitals.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988 and any similar Law.
“Working Capital Loans” means any loans incurred by Purchaser for its working capital needs, provided that the terms and conditions of such loans, including the form of consideration for repayment of such loans, shall be consistent with the terms described in the Prospectus.
Section 1.02   Construction.
(a)   Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (iv) the terms “Article”, “Section”, “Schedule”, “Exhibit” and “Annex” refer to the specified Article, Section, Schedule, Exhibit or Annex of or to this Agreement unless otherwise specified, (v) the word “including” shall mean “including without limitation”, (vi) the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”, (vii) references to a Person are also to its permitted successors and assigns and (viii) the word “or” shall be disjunctive but not exclusive.
(b)   Unless the context of this Agreement otherwise requires, references to Contracts and other documents shall be deemed to include all subsequent amendments and other modifications thereto.
(c)   Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.
(d)   The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.
(e)   Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action required to be taken on or by a Business Day is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action shall be taken or given on or by the next Business Day.
(f)   Unless the context of this Agreement otherwise requires, all accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.
(g)   The phrases “delivered,” “provided to,” “furnished to,” “made available” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided no later than one calendar day prior to the date of this Agreement to the party to which such information or material is to be provided or furnished (i) in the virtual “data room” set up by Seller in connection with this Agreement or (ii) by delivery to such party or its legal counsel via electronic mail or hard copy form.

(h)   References to “$”, “US$” or “dollars” refer to lawful currency of the United States.
(i)   References to “director” or “board of directors” shall be deemed to be a reference to a “manager” or “board of managers” where such applies (e.g., Alternus Lux);
(j)   Writing includes typewriting, printing, photography, email and other modes of representing or reproducing words in a legible and non-transitory form.
(k)   Terms defined in this Agreement by reference to any other agreement, document or instrument have the meanings assigned to them in such agreement, document or instrument whether or not such agreement, document or instrument is then in effect.
(l)   Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
(m)   The Disclosure Letters and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.
ARTICLE II
PURCHASE AND SALE TRANSACTIONS
Section 2.01   Closing.   Unless another date, location or time is mutually agreed upon by the Parties, the consummation of the transactions contemplated hereby (the “Closing”) shall take place at 9:00 a.m., New York City time, on the third (3rd) Business Day after satisfaction or, if permissible, waiver of the conditions to the obligations of the parties set forth in Article VI other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, if permissible, waiver of those conditions. The date and time on which the Closing takes place is herein referred to as the “Closing Date.”
Section 2.02   Purchase and Sale.   Upon the terms and subject to the conditions of this Agreement, at the Closing, Seller shall transfer to Purchaser, and Purchaser shall acquire from Seller, free and clear of all Liens (except for (i) Liens created by Purchaser, (ii) Liens consisting of restrictions on transfer generally arising under applicable federal securities Laws or state securities Law, and (iii) Excepted Liens), all right, title and interest in and attaching to the Purchased Shares, and as consideration and in exchange therefor, Purchaser shall issue the Closing Share Consideration, less the Adjustment Escrow Shares, to Seller in accordance with Section 2.04(c) and deposit the Adjustment Escrow Shares and the Earnout Escrow Shares, each in accordance with Section 2.04(b).
Section 2.03   Pre-Closing Matters.
(a)   At least five (5) Business Days prior to the Closing, Seller shall deliver to Purchaser a written schedule (the “Closing Statement”) prepared in accordance with the Accounting Principles setting forth (i) Seller’s good-faith estimate, together with reasonable supporting detail, of the Closing Consideration (the “Estimated Closing Consideration”), and the components thereof, including, estimated Net Working Capital (the “Estimated Net Working Capital”), and (ii) Seller’s good-faith calculation, together with reasonable supporting detail, including all invoices or similar documentation accounting for such costs, and instructions that list the applicable bank accounts designated and wire instructions therefor to facilitate payment by Purchaser of the Seller Transaction Expenses, along with instructions for payment of such expenses by Purchaser as of the Closing. The Closing Statement shall also include a certificate signed by an authorized officer of Seller certifying in writing that it has been prepared in good faith using the latest available financial information of the Target Companies. Purchaser shall be entitled to review the Closing Statement and Seller will cooperate promptly and reasonably with Purchaser to revise the Closing Statement to the extent necessary to reflect any of Purchaser’s reasonable comments. Following such review, if the Closing Statement is revised, then such revised Closing Statement, or if the Closing Statement is not revised, then the initial Closing Statement, shall be deemed to be the final “Closing Statement”.
(b)   At least two (2) Business Days prior to the Closing, Purchaser shall notify Seller in writing (the “Purchaser Closing Statement”) of (i) the Purchaser Trust Amount upon conclusion of the Purchaser Share Redemption (the “Final Purchaser Trust Amount”), (ii) the Closing Share Consideration, and (iii) Purchaser’s good-faith calculation, together with reasonable supporting detail, including all invoices or similar documentation accounting for such costs, and instructions that list the applicable bank accounts designated to facilitate payment by Purchaser of the Purchaser Transaction Expenses, along with details about which such expenses shall be paid out as of the Closing. Seller shall be entitled to review the Purchaser Closing Statement and Purchaser will cooperate reasonably with Seller to revise the Purchaser Closing Statement to the extent necessary to reflect any of Seller’s reasonable comments. Following such review, if the Purchaser Closing Statement is revised, such revised Purchaser Closing Statement, or if the Purchaser Closing Statement is not revised, then the initial Purchaser Closing Statement, shall be deemed to be the final “Purchaser Closing Statement”.
(c)   At least three (3) Business Days prior to the Closing, Seller shall deliver to the Dutch Notary: (i) the shareholders’ register of Unisun Energy Holding B.V., (ii) powers of attorney duly executed on behalf of Seller and Unisun Energy Holding B.V. (with a copy to Purchaser), respectively, and, as and where required by the Dutch Notary, legalized and apostilled, in each case authorizing the Dutch Notary (and each other (deputy) civil law notary and employee associated with Loyens & Loeff N.V.) to enter into and execute the Unisun Deed of Sale and Transfer on their respective behalves , (iii) a written waiver from the other shareholders of Unisun Energy Holding B.V. in which they waive their right of first refusal as set out in clauses 12.1 and 12.2 of the articles of association of Unisun Energy Holding B.V., or documentation proving that this right of first refusal process has been fully complied with and (iv) a written waiver from the other shareholders of Unisun Energy Holding B.V. in which they waive the tag-along rights set out in clause 12.3 of the articles of association of Unisun Energy Holding B.V.
(d)   At least three (3) Business Days prior to the Closing, Purchaser shall deliver to the Dutch Notary (with a copy to Seller) a power of attorney duly executed on behalf of Purchaser and, as and where required by the Dutch Notary, legalized and apostilled, authorizing the Dutch Notary (and each other (deputy) civil law notary and employee associated with Loyens & Loeff N.V.) to enter into and execute the Unisun Deed of Sale and Transfer on its behalf.
Section 2.04   Closing Transactions.   At the Closing:
(a)   Purchaser shall pay or cause to be paid in cash, by wire transfer of immediately available funds:
(i)   all amounts included in the Seller Transaction Expenses to the accounts set forth in the Closing Statement; provided that Purchaser shall pay directly to Seller any amount in respect of Seller Transaction Expenses paid by Seller or a Target Company prior to the Closing; and
(ii)   all amounts included in the Purchaser Transaction Expenses to the accounts set forth in the Purchaser Closing Statement, to the extent not paid by Purchaser prior to the Closing.
(b)   Each of Purchaser and Seller shall deliver an executed counterpart to an escrow agreement to be entered into on the Closing Date by and among Purchaser, Seller and an escrow agent mutually agreed upon by Purchaser and Seller (the “Escrow Agent”) in the form to be mutually agreed upon by Purchaser and Seller (the “Escrow Agreement”). Pursuant to the Escrow Agreement, Purchaser shall deposit with the Escrow Agent at Closing (i) the Adjustment Escrow Shares and (ii) the Earnout Escrow Shares, each into a designated and separate escrow account (the “Adjustment Escrow Account” and the “Earnout Escrow Account”, respectively), and Purchaser and Seller will appoint the Escrow Agent to hold (x) the Adjustment Escrow Shares until the final determination of the Final Consideration and disburse the Adjustment Escrow Shares, and (y) the Earnout Escrow Shares until the final determination of all of the Earnout Milestones and disburse the Earnout Escrow Shares, in each case, as provided herein and in the Escrow Agreement.
(c)   Purchaser shall make, or cause to be made, appropriate book entries in the name of Seller evidencing the issuance of the Closing Share Consideration, less the Adjustment Escrow Shares, free and clear of all Liens (except for (i) Liens created by, or on behalf of, Seller, (ii) Liens consisting of restrictions on transfer generally arising under applicable federal securities Laws or state securities Law and (iii) the restrictions arising under the lock-up provisions under the Investors Rights Agreement).

(d)   Seller shall deliver to Purchaser:
(i)   to the extent certificated, all share certificates representing the Purchased Shares (each, a “Certificate”), or in the case of any Certificates that are lost, an indemnity for such Certificate;
(ii)   a copy of the Investor Rights Agreement, duly executed by the Seller;
(iii)   a copy of resolutions taken by the Seller Board in connection with the approval of this Agreement and the Transactions (including the Share Sale);
(iv)   details of Seller’s Irish tax reference number;
(v)   either a certificate of the kind described in section 980 of the TCA or a letter from the auditors of the Target Companies confirming that none is required;
(vi)   where applicable, copies of the share transfer form instruments with respect to the Purchased Shares, duly executed by Seller;
(vii)   where applicable, the updated register of members of each of the Target Companies, reflecting the transfer of the Purchased Shares to Purchaser;
(viii)   the consents, approvals and waivers listed in Section 3.03(b) of the Seller Disclosure Letter;
(ix)   restrictive covenant agreements executed by each of the Key Employees;
(x)   a certificate from Seller, dated as of the Closing Date in format and substance acceptable to Purchaser, certifying that (i) no withholding is required under Section 1445 of the Code, which certificate shall be in form and substance in accordance with the provisions of Treasury Regulations Section 1.1445-11T(d)(2), and (ii) no withholding is required under Section 1446(f) of the Code, which certificate shall be in form and substance in accordance with the provisions of Treasury Regulations Section 1.1446(f)-2(b)(4);
(xi)   a properly completed Internal Revenue Service Form W-8 duly executed by Seller;
(xii)   a copy of the minutes of a meeting of the directors validly held in accordance with the relevant Organizational Documents of each of the entities involved in the Restructuring approving the relevant aspects of the Restructuring, including, in the case of AEG JD 02 Limited, the appointment of an additional director to take effect prior to such meeting of the directors of AEG JD 02 Limited;
(xiii)   a copy of the minutes of a meeting of the directors validly held in accordance with the relevant Organizational Documents of each of Alternus Lux and, to the extent that the Post-Signing Luxco Contribution is not effected, Solis Bond Company Designated Activity Company and AEG JD 02 Limited, in each case approving the registration of the interest of the Purchaser in the relevant Purchased Shares; and
(xiv)   (A) all other documents, instruments or certificates required to be delivered by Seller at or prior to the Closing pursuant to Section 6.01; and (B) such other documents or certificates as shall reasonably be required by Purchaser and its counsel to consummate the Transactions (including the Share Sale).
(e)   Purchaser shall deliver to Seller:
(i)   a certified copy of the A&R Purchaser Charter;
(ii)   a copy of the A&R Purchaser Bylaws;
(iii)   a copy of the Investor Rights Agreement, duly executed by Purchaser;
(iv)   a copy of the resolutions taken by the Purchaser Board in connection with the approval of this Agreement and the Transactions (including the Share Sale);

(v)   to the extent required pursuant to Section 5.21, the Lock-Up Extension Agreement, executed by each of the Locked-Up Persons; and
(vi)   (A) all other documents, instruments or certificates required to be delivered by Purchaser at or prior to the Closing pursuant to Section 6.02; and (B) such other documents or certificates as shall reasonably be required by Seller and its counsel to consummate the Transactions (including the Share Sale).
(f)   Seller and Purchaser shall together instruct the Dutch Notary to (i) execute the Unisun Deed of Sale and Transfer and (ii) subsequently register the transfer of the Unisun Shares in the shareholders’ register of Unisun Energy Holding B.V.
Section 2.05   Post-Closing Adjustment.
(a)   Within sixty (60) calendar days after the Closing Date, the Purchaser Representative shall deliver to Seller a statement (the “Post-Closing Statement”) prepared in accordance with the Accounting Principles setting forth in reasonable detail (on a line item by line item basis) the Purchaser Representative’s calculation of the Final Consideration and the components thereof, including Net Working Capital (the “Post-Closing Consideration Calculation”).
(b)   Upon receipt of the Post-Closing Statement, Seller shall have thirty (30) days within which to review the Post-Closing Consideration Calculation after the Purchaser Representative’s delivery of the Post-Closing Statement. Seller may object to the Post-Closing Consideration Calculation set forth in the Post-Closing Statement by providing written notice of such objection to the Purchaser Representative within thirty (30) days (the “Objection Period”) after the Purchaser Representative’s delivery of the Post-Closing Statement (the “Notice of Objection”), which notice shall set forth the basis for such objection in reasonable detail, along with Seller’s calculation and proposed modification of each disputed item, together with supporting documentation, information and Seller’s proposed calculations for each disputed item. During such thirty (30)-day period and thereafter until the determination of the Final Consideration pursuant to Section 2.05(d), Seller and its advisors shall be provided with prompt access (including remote access) to the books, records, work papers and other documents (subject to the execution of customary work paper access letters and excluding any communications with attorneys that are subject to the attorney-client privilege), personnel, consultants and advisors of the Target Companies as they may reasonably request to enable it to evaluate the calculations of Final Consideration and Net Working Capital prepared by the Purchaser Representative and set forth in the Post-Closing Statement. Such access shall be provided during regular business hours and upon reasonable advance notice. If Seller does not deliver a Notice of Objection within the Objection Period, then the Purchaser Representative’s calculation of each item contained in the Post-Closing Statement shall be deemed to be accepted by Seller as final and shall be conclusive, final and binding on the parties hereto for all purposes of this Agreement, and the Final Consideration set forth in the Post-Closing Statement shall be the Final Consideration.
(c)   If Seller timely provides the Notice of Objection, then the Purchaser Representative and Seller shall negotiate in good faith for a period of up to thirty (30) days following the Purchaser Representative’s receipt of the Notice of Objection in an attempt to resolve any disputed matter set forth in the Notice of Objection, and any resolution by them in writing shall be final, conclusive and binding on the parties hereto, and any Final Consideration agreed upon in writing by the Purchaser Representative and Seller in connection therewith shall be the Final Consideration.
(d)   If, within the thirty (30)-day period set forth in Section 2.05(c), the Purchaser Representative and Seller cannot resolve any matter set forth in the Notice of Objection, then the Purchaser Representative and Seller shall engage an independent, nationally recognized accounting firm acceptable to both the Purchaser Representative and Seller (the “Reviewing Accountant”) to review only the matters in the Notice of Objection that are still disputed by the Purchaser Representative and Seller in order to determine the Post-Closing Consideration Calculation. The Reviewing Accountant shall act in the capacity of an expert and not as an arbitrator. The Purchaser Representative and Seller may each submit to the Reviewing Accountant one (1) written submission setting forth their respective computations of the amounts set forth in the Notice of Objection (to the extent such amounts remain in dispute) and specific information, evidence and support for their respective positions as to all items in dispute. Neither the Purchaser Representative nor Seller shall have or conduct any communication, either written or oral, with the Reviewing Accountant with respect to matters contemplated by this Agreement without the other party either being present or receiving a concurrent copy of any written communication. The Purchaser Representative and Seller will also instruct the Reviewing Accountant to, and the Reviewing Accountant will, make its determination based solely on the terms of this Agreement, the Accounting Principles and written submissions by the Purchaser Representative and Seller that are provided in accordance with this Agreement (i.e., not on the basis of an independent review). Neither the Purchaser Representative nor Seller shall disclose to the Reviewing Accountant, and the Reviewing Accountant shall not consider for any purpose, any settlement discussions or settlement offer made by the Purchaser Representative or Seller with respect to any objection under this Section 2.05, unless otherwise agreed in writing by the Purchaser Representative and Seller. The Reviewing Accountant shall promptly (and in any event within thirty (30) days following its engagement) determine the resolution of such remaining disputed matters, which resolution shall not be outside of the range set forth by the Purchaser Representative in the Post-Closing Statement and Seller in the Notice of Objection. Such determination shall be final and binding on the parties, absent fraud or manifest error, and the Reviewing Accountant shall provide the Purchaser Representative and Seller with a calculation of the Final Consideration and Net Working Capital, as applicable, in accordance with such determination, and such determination of Final Consideration as set forth therein shall be the Final Consideration.
(e)   If the Final Consideration is less than the Closing Consideration as set forth in the Closing Statement (such difference, the “Final Consideration Shortfall”), then Purchaser and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to deliver a number of Adjustment Escrow Shares (valued at $10 per share) equal to the Final Consideration Shortfall (or, if the Final Consideration Shortfall exceeds the value of all of the Adjustment Escrow Shares (valued at $10 per share), then all of the Adjustment Escrow Shares) to Purchaser, which shares will then be held as treasury shares or canceled by Purchaser, and to release the remainder, if any, of the Adjustment Escrow Shares to Seller. In no case will Purchaser be entitled to receive pursuant to this Section 2.05 an aggregate amount greater than all of the Adjustment Escrow Shares.
(f)   If the Final Consideration is equal to the Closing Consideration as set forth in the Closing Statement, then Purchaser and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release all of the Adjustment Escrow Shares to Seller.
(g)   If the Final Consideration is greater than the Closing Consideration as set forth in the Closing Statement (such excess, the “Final Consideration Surplus”), then (i) Purchaser and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release all of the Adjustment Escrow Shares to Seller and (ii) Purchaser shall promptly issue to Seller additional shares of Purchaser Common Stock (valued at $10 per share) with an aggregate value equal to the Final Consideration Surplus; provided, that in no case will Purchaser be required to issue additional shares of Purchaser Common Stock pursuant to this Section 2.05 greater than the number of Adjustment Escrow Shares.
(h)   The procedures set forth in this Section 2.05 for resolving any dispute over the amounts contemplated to be determined as set forth in this Section 2.05 shall be the sole and exclusive method for resolving any dispute over such amounts, it being understood that the foregoing shall not limit Purchaser’s rights under Article IX.
(i)   The fees and expenses of the Reviewing Accountant shall be paid 50% by each of Purchaser and Seller.
(j)   Any payment made pursuant to this Section 2.05 shall be treated as an adjustment to the purchase price for all Tax purposes, except to the extent otherwise required by applicable Law (including, for the avoidance of doubt, with respect to any amounts required to be treated as interest pursuant to Section 483 of the Code or otherwise).

Section 2.06   Purchaser Board.   Subject to applicable Law and approval of the stockholders of Purchaser, Purchaser shall take all action necessary to ensure that, effective as of the Closing, the Purchaser Board shall consist of seven (7) directors who shall initially be the directors named in Section 2.06 of the Purchaser Disclosure Letter.
Section 2.07   Certain Adjustments.   If, between the date of this Agreement and the Closing, the outstanding shares of Purchaser Common Stock shall have been changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reclassification, stock split, reverse stock split, combination or exchange of shares, or any similar event shall have occurred, then the Closing Share Consideration shall be equitably adjusted, without duplication, to proportionally reflect such change.
Section 2.08   Fractional Shares.   No fraction of a share of Purchaser Common Stock will be issued by virtue of the Transactions, and instead the number of shares of Purchaser Common Stock issued to Seller shall be rounded up to the nearest whole share.
Section 2.09   Earnout.
(a)   2023, 2024 and 2025 Adjusted EBITDA.
(i)   Within ten (10) Business Days after Purchaser’s Form 10-K is filed with the SEC for the fiscal years ending December 31, 2023, December 31, 2024 and December 31, 2025, Seller shall prepare and deliver to the Purchaser Representative a statement setting forth the Adjusted EBITDA for the fiscal year ending on December 31, 2023, December 31, 2024 and December 31, 2025, respectively (each such statement, an “Earnout Statement”).
(ii)   Following the receipt of an Earnout Statement, the Purchaser Representative shall have ten (10) Business Days to make an objection (in writing) (an “Earnout Objection Notice”) to Seller. If no Earnout Objection Notice has been sent by the Purchaser Representative within such ten (10) Business Day period, then such Earnout Statement shall be deemed final. If applicable, following the delivery of an Earnout Objection Notice, the Purchaser Representative and Seller shall attempt in good faith to resolve the issues and objections in such Earnout Objection Notice. If such good faith negotiations are unsuccessful, then such disagreement shall be submitted for final and binding resolution to the Reviewing Accountant to resolve any such disagreement in the same manner as set forth in Section 2.05(d), which terms and provisions shall apply mutatis mutandis to this Section 2.09.
(b)   Earnout Payment.
(i)   If (x) the Adjusted EBITDA for the fiscal year ending on December 31, 2023 is equal to or greater than $33,000,000 as finally determined pursuant to Section 2.09(a) (“Earnout Milestone 1”) and (y) the Share Price is equal to or greater than $11.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) immediately preceding the date of the Earnout Statement for which Earnout Milestone 1 is satisfied (“Share Price Milestone 1”), then the Purchaser Representative and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release 8,000,000 of the Earnout Escrow Shares from the Earnout Escrow Account to Seller. If Earnout Milestone 1 is satisfied but Share Price Milestone 1 is not satisfied, then Share Price Milestone 1 will be deemed to be satisfied if either of the following are met: (1) the Share Price is equal to or greater than $11.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) from January 1, 2024 through December 31, 2028 or (ii) the Calculated Share Price is equal to or greater than $11.00 as of December 31, 2028.
(ii)   If (x) the Adjusted EBITDA for the fiscal year ending on December 31, 2024 is equal to or greater than $75,000,000 as finally determined pursuant to Section 2.09(a) (“Earnout Milestone 2”) and (y) the Share Price is equal to or greater than $13.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) immediately preceding the date of the Earnout Statement for which Earnout Milestone 2 is satisfied (“Share Price Milestone 2”), then the Purchaser Representative and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release (i) 12,000,000 of the Earnout Escrow Shares plus (ii) to the extent that no Earnout Escrow Shares were released to the Seller pursuant to Section 2.09(b)(i), 8,000,000 of the Earnout Escrow Shares, in each case, from the Earnout Escrow Account to Seller. If Earnout Milestone 2 is satisfied but Share Price Milestone 2 is not satisfied, then Share Price Milestone 2 will be deemed to be satisfied if either of the following are met: (1) the Share Price is equal to or greater than $13.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) from January 1, 2025 through December 31, 2029 or (ii) the Calculated Share Price is equal to or greater than $13.00 as of December 31, 2029.
(iii)   If (x) the Adjusted EBITDA for the fiscal year ending on December 31, 2025 is equal to or greater than $135,000,000 as finally determined pursuant to Section 2.09(a) (“Earnout Milestone 3”) and (y) the Share Price is equal to or greater than $15.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) immediately preceding the date of the Earnout Statement for which Earnout Milestone 3 is satisfied (“Share Price Milestone 3”), then the Purchaser Representative and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release (i) 15,000,000 of the Earnout Escrow Shares plus (ii) to the extent that no Earnout Escrow Shares were released to the Seller pursuant to Section 2.09(b)(i), 8,000,000 of the Earnout Escrow Shares, plus (iii) to the extent that no Earnout Escrow Shares were released to the Seller pursuant to Section 2.09(b)(ii), 12,000,000 of the Earnout Escrow Shares, in each case, from the Earnout Escrow Account to Seller. If Earnout Milestone 3 is satisfied but Share Price Milestone 3 is not satisfied, then Share Price Milestone 3 will be deemed to be satisfied if either of the following are met: (1) the Share Price is equal to or greater than $15.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) from January 1, 2026 through December 31, 2030 or (ii) the Calculated Share Price is equal to or greater than $15.00 as of December 31, 2030.
(iv)   If there are any Earnout Escrow Shares remaining in the Earnout Escrow Account after application of Sections 2.09(b)(i)-(iii), then the Purchaser Representative and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release such remaining Earnout Escrow Shares from the Earnout Escrow Account to Purchaser, which shares will then be held as treasury shares or canceled by Purchaser, at Purchaser’s election.
(v)   Any payment made pursuant to this Section 2.09 shall be treated as an adjustment to the purchase price for all Tax purposes, except to the extent otherwise required by applicable Law (including, for the avoidance of doubt, with respect to any amounts required to be treated as interest pursuant to Section 483 of the Code or otherwise).
Section 2.10   Legends.   Each certificate issued to Seller in connection with the Transactions, if any, or book entry position, as applicable, shall bear the legend set forth below, or a legend substantially equivalent thereto, together with any other legends that may be required by any applicable securities Laws at the time of issuance of the shares of Purchaser Common Stock:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, MORTGAGED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) SUCH OFFER, SALE, TRANSFER, MORTGAGE, PLEDGE OR HYPOTHECATION HAS BEEN REGISTERED UNDER THE ACT AND THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION COVERING SUCH SHARES OR (II) THE ISSUER OF THE SHARES HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, MORTGAGE, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT AND SUCH OTHER APPLICABLE LAWS.

Section 2.11   Further Action.   If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement and the Share Sale, the Parties agree to promptly take any such actions, including executing such documents or making such filings, as may be reasonably required by any of the Parties, including without limitation, making any necessary filings with or notifications to the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) and Luxembourg Register of Beneficial Owners (Registre des Bénéficiaires Effectifs, Luxembourg).
Section 2.12   Withholding.   Purchaser and any other applicable withholding agent shall be entitled to deduct and withhold from any amounts paid or payable pursuant to this Agreement such amounts as such Person is required to deduct and withhold with respect to such payment under the Code or any other provision of applicable Law; provided, that Purchaser shall use commercially reasonable efforts to provide Seller with a written notice of Purchaser’s intention to withhold at least three (3) Business Days prior to any such withholding (other than any withholding attributable to the failure to provide a certificate pursuant to Section 2.04(d)(x)) and, prior to any such withholding, Purchaser shall provide Seller a reasonable opportunity to mitigate or eliminate any such requirement to deduct or withhold to the extent permitted by applicable Law. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to Seller.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER
Except as set forth in (i) the Seller Disclosure Letter (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on the face of such disclosure) and/or (ii) the quarterly or annual reports that are available on the “Investor” section of Seller’s website (alternusenergy.com), and subject to the terms, conditions and limitations set forth in this Agreement, Seller hereby represents and warrants to Purchaser, as of the date of this Agreement and the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement) (except if the representation and warranty speaks as of a specific date prior to the Closing Date, in which case as of such earlier date), as follows:
Section 3.01   Organization and Corporate Power.   Each of Seller and each of the Target Companies is an entity duly incorporated, validly existing and, to the extent such concept is applicable under the Laws of its jurisdiction of incorporation or organization, in good standing under the Laws of its jurisdiction of incorporation or organization, and each of Seller and each of the Target Companies has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted and is qualified to do business, and is in good standing as a foreign corporation to the extent such concept is applicable, in each jurisdiction in which its ownership, lease and operation of property or the conduct of its business requires such qualification, except where the failure to hold such authorizations, licenses and permits or to be so qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect. Complete and correct copies of the Organizational Documents of Seller and the Target Companies, in each case as in effect as of the date of this Agreement, have been made available to Purchaser. Neither Seller nor any Target Company is in breach of its Organizational Documents.
Section 3.02   Subsidiaries.   Section 3.02 of the Seller Disclosure Letter sets forth the name and jurisdiction of each Subsidiary of Seller. Except as set forth on Section 3.02 of the Seller Disclosure Letter, no Subsidiary of Seller owns or holds the right to acquire any stock, partnership interest or joint venture interest or other equity ownership interest in any other partnership, corporation, organization or entity.
Section 3.03   Authorization; No Breach; Valid and Binding Agreement.
(a)   Seller has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party and, subject to the consents, approvals, authorizations and other requirements described in this Section 3.03, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby (including the Share Sale). The execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party by Seller and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action, and no other corporate actions or proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement or the Ancillary Agreements and the consummation of the transactions contemplated hereby (including the Share Sale) and thereby.
(b)   Except as set forth on Section 3.03(b) of the Seller Disclosure Letter, the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party by Seller, and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or result in any breach of, constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under, result in a violation of, result in the creation of any Lien (other than Permitted Liens and Excepted Liens) upon any assets or properties of Seller or any Target Company under, give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to, or require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority under (i) the provisions of the Organizational Documents of Seller or any Target Company, (ii) any Contract or Permit to which Seller or any Target Company or their respective properties or assets are bound, or (iii) any Law, statute, rule or regulation or order, judgment or decree to which Seller or any Target Company is subject or their respective properties or assets are subject; except, with respect to clause (ii) and (iii) of this Section 3.03(b), where the failure to obtain such authorization, consent, approval or exemption would prevent, materially impair or materially delay the consummation of the Transactions (including the Share Sale).
(c)   The execution and delivery of this Agreement or any Ancillary Agreement by Seller do not, and the performance of this Agreement or any Ancillary Agreement by Seller will not, require any Regulatory Approval, except for compliance with, filings under, and approvals of Governmental Authorities relating to, the requirements of the HSR Act, the federal securities Laws and/or any U.S. state securities or “blue sky” Laws, and the rules and regulations of NASDAQ.
(d)   This Agreement has been, and each Ancillary Agreement to which Seller is a party has been or will be at Closing, as applicable, duly executed and delivered by Seller and assuming that this Agreement and each Ancillary Agreement is a valid and binding obligation of the other parties hereto and thereto, this Agreement and each Ancillary Agreement to which Seller is a party constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
Section 3.04   Capitalization.   Section 3.04 of the Seller Disclosure Letter sets forth all of the authorized, issued and outstanding (as applicable) share capital of each Target Company. Except as set forth on Section 3.04 of the Seller Disclosure Letter, Seller or a Subsidiary of Seller owns all of equity interests of the Target Companies. The AEA Shares constitute one hundred percent (100%) of the issued and outstanding equity interests of Alternus Energy Americas Inc. The Unison Shares constitute sixty percent (60%) of the issued and outstanding equity interests of Unisun Energy Holding B.V. The Alternus Lux Shares constitute one hundred percent (100%) of the issued and outstanding equity interests of Alternus Lux. The Solis Shares constitute one hundred percent (100%) of the issued and outstanding equity interests of Solis Bond Company Designated Activity Company. The AEG JD 02 Shares constitute one hundred percent (100%) of the issued and outstanding equity interests of AEG JD 02 Limited. All of the equity interests of the Target Companies have been duly authorized and are validly issued, fully paid and nonassessable (where applicable) and issued free and clear of all Liens, other than Excepted Liens. Except as set forth on Section 3.04 of the Seller Disclosure Letter, no Target Company has any equity securities or securities containing any equity features authorized, issued, reserved for issuance or outstanding, and there are no agreements, options, warrants, convertible or exchangeable securities or other rights or arrangements relating to the interest or capital stock of, or other equity or voting interest in any Target Company existing, authorized or outstanding which provide for the sale, delivery or issuance of any of the foregoing by any Target Company. Except as set forth on Section 3.04 of the Seller Disclosure Letter, there are no authorized, issued, reserved for issuance or outstanding (i) preferred or ordinary shares or other equity interests or voting securities of any Target Company, (ii) securities convertible or exchangeable into equity interests of any Target Company or any Subsidiary of any Target Company, (iii) options, warrants, purchase rights, phantom equities, stock or share appreciation, subscription rights, preemptive rights, conversion rights, exchange rights, calls, puts, rights of first refusal or other Contracts that could require any Target Company or any Subsidiary of any Target Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem equity interests of such Target Company or any Subsidiary of such Target Company, or (iv) stock or share appreciation, phantom equity, profit participation or similar rights with respect to the interest, capital stock or shares of, or other equity or voting interest in, any Target Company or any Subsidiary of any Target Company to which any Target Company is a party or is bound. None of the Target Companies has any outstanding bonds, debentures, notes or other obligations that provide the holders thereof the right to vote (or are convertible or exchangeable into or exercisable for securities having the right to vote) with the owners of any Target Company on any matter.
Section 3.05   Title to Shares.   Seller has legal and valid title to all of the Purchased Shares, free and clear of all Liens, other than restrictions imposed by applicable U.S. securities Laws or the Organizational Documents of Seller or the Target Companies. Seller is the sole record and beneficial owner of the Purchased Shares. The Purchased Shares are not subject to any Contract restricting or otherwise relating to the voting, transfer or other disposition of such Purchased Shares, other than restrictions on transfer imposed by applicable U.S. securities Laws or the Organizational Documents of Seller or the Target Companies. Seller will convey legal and valid title to all of the Purchased Shares at the Closing to Purchaser free and clear of all Liens, and Purchaser will be the legal and beneficial owner of all of the Purchased Shares.
Section 3.06   Financial Statements.
(a)   Section 3.06(a)(i) of the Seller Disclosure Letter contains true, correct and complete copies of certain of the Seller’s and/or its Subsidiaries’ (i) selected audited balance sheet as of December 31, 2021 (the “Balance Sheet Date”), December 31, 2020 and December 31, 2019 and statements of income, changes in shareholder equity and cash flows for the twelve (12)-month periods then ended (the “Audited Financial Statements”), and (ii) selected unaudited balance sheets as of September 30, 2022 (the “Most Recent Balance Sheet Date”) and statements of income, changes in shareholder equity and cash flows for the six-month period then ended (the “Interim Financial Statements”, and together with the Audited Financial Statements, the “Financial Statements”). The Financial Statements have been based upon, in all material respects, the information contained in Seller’s and/or its Subsidiaries’ books and records, have been prepared in accordance with IFRS or GAAP, as applicable, consistently applied throughout the periods indicated, and present fairly in all material respects the financial position, cash flows and results of operations of the Seller and its Subsidiaries (taken as a whole) as of the times and for the periods referred to therein (subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments and the absence of footnotes).
(b)   Section 3.06(b) of the Seller Disclosure Letter contains the projections prepared by Seller, and reflect projections for the three year period beginning on the Closing Date on a year-by-year basis. Such projections are based upon estimates and assumptions stated therein, all of which Seller believes to be reasonable and fair in light of current conditions and current facts known to Seller and, as of the Closing Date, reflect Seller’s good faith and reasonable estimates of the future financial performance of the Target Companies and of the other information projected therein for the period set forth therein.
(c)   The Target Companies have no Liabilities, except (i) Liabilities specifically reserved for on the Most Recent Balance Sheet Date contained in the Financial Statements or disclosed in the notes thereto, (ii) Liabilities that were incurred after the Most Recent Balance Sheet Date in the Ordinary Course of Business, (iii) Liabilities specifically disclosed in Section 3.06(c) of the Seller Disclosure Letter, (iv) Liabilities incurred or arising under or in connection with the Transactions, including expenses related thereto; (v) Liabilities that will be discharged or paid off prior to or at the Closing or (vi) Liabilities that would not be material, individually or in the aggregate, to the Target Companies (taken as a whole). As of the date of this Agreement, there is no outstanding Indebtedness for borrowed money (or guarantee thereof) of any Target Company (excluding intercompany Indebtedness for borrowed money between any Target Companies) other than Indebtedness for borrowed money reflected on the consolidated balance sheet of the Target Companies set forth in the Financial Statements or as set forth on Section 3.06(b) of the Seller Disclosure Letter.

(d)   The Target Companies maintain internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed with management’s general or specific authorizations as necessary; (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with IFRS; and (iii) to the extent applicable, material information relating to the Target Companies is promptly made known to the officers responsible for establishing and maintaining the system of internal control over financial reporting. Since the Look-back Date, no Target Company has identified or been advised by its auditors of any fraud or allegation of fraud, whether or not material, that involves management or other employees who have a role in the Target Companies’ internal controls over financial reporting.
(e)   The PCAOB Audited Financial Statements when delivered by Seller in accordance with Section 5.20 will, when so delivered, be based upon, in all material respects, the information contained in the Target Companies’ books and records, be prepared in accordance with GAAP, consistently applied throughout the periods indicated (except as may be indicated in the notes thereto), and present fairly in all material respects the financial position, cash flows and results of operations of the Target Companies (taken as a whole) as of the times and for the periods referred to therein.
(f)   The Acquired Subsidiaries’ and Probable Acquired Subsidiaries’ financial statements when delivered by Seller in accordance with Section 5.20 will be prepared in accordance the accounting standards required by SEC Guidance, consistently applied throughout the periods indicated (except as may be indicated in the notes thereto), and present fairly in all material respects the financial position, cash flows and results of operations of each of the Acquired Subsidiaries and Probable Acquired Subsidiaries as of the times and for the periods referred to therein.
Section 3.07   Absence of Certain Developments.   Since the Most Recent Balance Sheet Date until the date hereof, there has not been any Seller Material Adverse Effect that has arisen and is continuing. Since the Most Recent Balance Sheet Date, except as expressly contemplated by this Agreement or the Ancillary Agreements or as set forth on Section 3.07 of the Seller Disclosure Letter, or as required by applicable Law (including COVID-19 Measures) or as reasonably necessary in light of COVID-19, (a) the Target Companies have operated in the Ordinary Course of Business in all material respects, and (b) no Target Companies have taken any action that would have been prohibited by Section 5.01 if it were taken after the date hereof and prior to the Closing Date.
Section 3.08   Orders.
(a)   There is no Governmental Order pending or, to the Seller’s Knowledge, threatened in writing, by or against Seller or any of its Affiliates, that seeks to delay or prevent the consummation of the Transactions.
(b)   Section 3.08 of the Seller Disclosure Letter sets forth a list of all Governmental Orders pending or, to Seller’s Knowledge, threatened in writing which, if adversely determined, would be material to the business of the Target Companies (taken as a whole) or would delay or prevent the consummation of the transactions contemplated herein (including the Share Sale) or by the Ancillary Agreements.
Section 3.09   Title to Properties.
(a)   Except as set forth on Section 3.09(a) of the Seller Disclosure Letter, the Target Companies own good and marketable title to, or hold pursuant to valid and enforceable leases, all of the material, tangible personal property, used or held for use by them in the conduct of their business that are material to the business of the Target Companies (taken as a whole), free and clear of all Liens, except for Permitted Liens and Excepted Liens.
(b)   The real property demised by the Leases described on Section 3.09(b)(i) of the Seller Disclosure Letter (the “Leased Real Property”) constitutes all of the real property leased by the Target Companies. Except as set forth on Section 3.09(b)(ii) of the Seller Disclosure Letter and assuming that such Lease is a valid and binding obligation of the other counterparties thereto, the Leases are in full force and effect, and the applicable Target Company holds a legal, binding, valid, enforceable and existing leasehold interest in each parcel or tract of real property leased by it under each such Lease, subject to proper authorization and execution of such lease by the other party and the application of any bankruptcy or creditor’s rights Laws. Seller has delivered or made available to Purchaser complete and accurate copies of each of the Leases described on Section 3.09(b)(i) of the Seller Disclosure Letter and none of such Leases have been modified in any material respect, except to the extent that such modifications are disclosed by the copies delivered or made available to Purchaser. None of the Target Companies, and to Seller’s Knowledge no other party to any such Leases, is in default, or has delivered or received any notice of default, under any of such Leases and no event has occurred that with notice or the passage of time, or both, would constitute a default, or permit the termination, modification or acceleration of rent under any such Leases, except where such default would not reasonably be expected to be material to the Target Companies, taken as a whole. Except as set forth on Section 3.09(b)(iii) of the Seller Disclosure Letter, (a) none of the Target Companies have subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof, and (b) none of the Target Companies have collaterally assigned or granted any other security interest in such Leases or any interest therein.
(c)   Except as set forth on Section 3.09(c) of the Seller Disclosure Letter, none of the Target Companies own any real property.
(d)   Except as set forth on Section 3.09(d) of the Seller Disclosure Letter, Seller owns no personal property, real property, leased real property or any other asset other than the Purchased Shares.
(e)   The Target Companies own, operate or control, or are parties to legally binding Contracts that will result in the Target Companies owning, operating or controlling, the projects set forth on Section 3.09(e) of the Seller Disclosure Letter.
Section 3.10   Tax Matters.
(a)   Each Target Company has timely filed or caused to be timely filed (taking into account applicable extensions) with the appropriate taxing authorities all material Tax Returns (including all Income Tax Returns) that are required to be filed by them, and all such Tax Returns are true, correct and complete in all material respects. All material Taxes (including all Income Taxes) due and payable by the Target Companies (whether or not shown on any such Tax Return) have been duly and timely paid. Each Target Company has properly deducted, withheld and collected and timely remitted to the appropriate taxing authorities all Taxes required to be deducted, withheld or collected in respect of any amounts paid or owing to, or received or owing from, any employee, creditor or other third party and each Target Company has complied in all material respects with respect to all applicable Laws relating to payment, reporting, withholding, and collection of Taxes or remittance thereof.
(b)   Except as set forth on Section 3.10(b) of the Seller Disclosure Letter, there are no audits, disputes, investigations, claims, inquiries, examinations or other proceedings (whether civil, criminal, judicial, or administrative) with respect to any Tax Return or Taxes of any Target Company pending, in progress, or threatened in writing that have not been resolved or completed.
(c)   No Target Company has received any written notice from any taxing authority of any Income Tax or other material Tax deficiency, assessment, adjustment, proposed adjustment, or other issue relating to any Income Taxes or other material Taxes, which has not been paid or otherwise resolved in full. No Target Company has commenced a voluntary disclosure proceeding in any jurisdiction that has not been resolved or settled. All material deficiencies for Taxes asserted or assessed in writing against any Target Company have been fully and timely (taking into account applicable extensions) paid, settled or withdrawn, and, no such deficiency has been threatened or proposed in writing against any Target Company.
(d)   No Target Company (i) has any liability for the Taxes of any Person (other than any Target Company) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or non-U.S. Tax Law, or as a transferee or successor, by contract, or otherwise, (ii) is or has been a member of an affiliated, consolidated, combined, unitary or similar Tax group (including, for clarity, any affiliated group within the meaning of Section 1504 of the Code (or any similar provision of state, local or non-U.S. Tax Law)) for purposes of filing any Tax Return or paying Taxes, other than a group the common parent of which is the Company; or (iii) is a party to, or has any liability under, any Tax allocation, sharing, indemnification, gross-up, or similar Contract or arrangement or any other Contract or arrangement providing for payments in respect of Taxes or Tax benefits (other than customary indemnification provisions contained in commercial Contracts entered into in the Ordinary Course of Business, the principal purpose of which is not related to Taxes).
(e)   No Target Company has waived or extended any statute of limitations in respect of Income Taxes or other material Taxes, or agreed to any extension of time with respect to an assessment or deficiency relating to such Taxes, for any taxable period with respect to which the statute of limitations has not expired (after giving effect to any extension or waiver) (other than any such waivers or extensions that are no longer in effect), nor is any written request for any such extension or waiver from any taxing authority outstanding. None of Seller and the Target Companies has made any election or otherwise taken any action to cause the Partnership Tax Audit Rules to apply to any Target Company at any earlier date than is required by Law.
(f)   No Target Company has distributed shares or stock of another Person, or has had its shares or stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or 361 of the Code in the past two (2) years.
(g)   No Target Company is a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).
(h)   No written claim has been made by a Governmental Authority in any jurisdiction in which any Group Company does not file a Tax Return or pay Taxes that such entity is or may be subject to Tax or required to file Tax Returns in such jurisdiction, which claims have not been resolved or withdrawn.
(i)   Each Target Company is tax resident only in its jurisdiction of organization, incorporation or formation, as applicable, and is not managed or controlled outside such jurisdiction for income Tax purposes.
(j)   There are no Liens for Taxes upon any of the Purchased Shares or any asset of any Target Company other than Permitted Liens.
(k)   Each Target Company has the U.S. federal income tax classification that is set forth on Section 3.10(k) of the Seller Disclosure Letter, and each Target Company has been so classified for U.S. federal income tax purposes at all times since the date set forth on Section 3.10(k) of the Seller Disclosure Letter.
(l)   There are no Income Tax or other material Tax rulings, requests for rulings, technical advice memoranda, closing agreements or similar agreements or rulings relating to Taxes that have been issued to or with respect to the Target Companies or into which any Target Company has entered into that would be binding on any of any Target Company in any taxable period (or portion thereof) after the Closing Date, in each case which agreement or ruling would be effective after the Closing Date.
(m)   No Target Company organized or formed under the laws of a jurisdiction outside of the United States (i) is a “surrogate foreign corporation” or “expatriated entity” within the meaning of Section 7874 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or is treated as a U.S. corporation for U.S. federal Tax purposes by reason of the application of Sections 269B or 7874(b) of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or (ii) was created or organized in the United States such that such entity would be taxable in the United States as a domestic entity pursuant to the dual charter provision of Treasury Regulation Section 301.7701-5(a) (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).
(n)   Each Target Company has complied in all material respects with respect to any “escheat,” “abandoned property,” “unclaimed property,” or other similar Laws.
The unpaid Taxes of the Target Companies (i) did not, as of the Most Recent Balance Sheet Date, materially exceed the reserves for Tax liabilities (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) included in the unaudited consolidated balance sheets and (ii) do not materially exceed such reserves as adjusted for the passage of time through the Closing Date in accordance with the past practices of the Target Companies in filing its Tax Returns.
Section 3.11   Contracts and Commitments.
(a)   Except as set forth on Section 3.11(a) of the Seller Disclosure Letter, no Target Company is party to any:
(i)   CBA;
(ii)   Contract, agreement or indenture relating to any Indebtedness or to mortgaging, pledging or otherwise placing a Lien on any portion of their properties or assets (A) pursuant to which, any Target Company has incurred or may incur Indebtedness exceeding the Threshold Amount for which any of any Target Company will be liable following the Closing, or (B) relating to any Liens on assets of any Target Company;
(iii)   guaranty of any Indebtedness or other material guaranty;
(iv)   Contract, lease or agreement under which it is lessee of, or holds, uses or operates any real or personal property or assets owned by any other party, for which the annual rental or payment commitment exceeds the Threshold Amount;
(v)   Contracts or group of related Contracts with any Top Customer or any Top Supplier;
(vi)   Contracts or agreements relating to the acquisition or disposition (whether by merger, sale of equity, sale of assets or otherwise) of any Person or business or the equity or substantially all of the assets of any Person by any Target Company since the Look-back Date or the future acquisition or disposition (whether by merger, sale of equity, sale of assets or otherwise) of any Person or business or the equity or substantially all of the assets of any Person by any Target Company or, pursuant to which any Target Company have any continuing “earn out” or other contingent payment obligations or any surviving material indemnification obligations;
(vii)   joint venture, partnership, limited liability company or similar agreement with any third party (including any agreement providing for joint development or marketing);
(viii)   (A) Contract pursuant to which any Target Company licenses, or is otherwise permitted by a third party to practice, use or register, or receive any other rights under, any material Intellectual Property Rights (other than “shrink wrap licenses,” “click through” licenses and licenses to off-the-shelf Software on standard commercial terms with fees of less than the Threshold Amount per year), (B) Contract pursuant to which a third party licenses, or is permitted to use or register, or granted any other rights under, any Company-Owned IP Rights (other than non-exclusive licenses granted by a Target Company to customers in the Ordinary Course of Business), or (C) Contract affecting any Target Company’s ability to use, enforce, or disclose any material Intellectual Property Rights, such as covenant-not-to-sue, coexistence, consent-to-use, concurrent use, or settlement agreements;
(ix)   distribution, sales representative, marketing or similar Contract or agreement that required any Target Company to make commission payments under such agreement in excess of the Threshold Amount during the twelve (12)-month period ended on the Balance Sheet Date;
(x)   Contract or agreement pursuant to which any Target Company would be required to make, in the aggregate, capital expenditures in excess of the Threshold Amount;
(xi)   Contract or agreement that (a) materially limits the ability of any Target Company to compete in any line of business or with any product or with any Person or in any geographic area or market or during any period of time or (b) contains covenants that restrict the business activity of any Target Company in any material respect (other than non-disclosure agreements entered into in the Ordinary Course of Business);
(xii)   Contract or agreement that contains “most-favored-nation” obligations or restrictions, or rights of first refusal or offer or any similar requirement or right, in each case binding any Target Company in favor of any third party;

(xiii)   Contract or agreement where any Target Company is subject to a requirement of exclusive dealing or any similar exclusivity obligation;
(xiv)   any interest, currency or hedging derivatives or similar Contracts;
(xv)   Contract or agreement that limits the incurrence of Indebtedness or the declaration or payment of any dividends or other distributions;
(xvi)   Contract or agreement that involves payment to or by any Target Company in excess of the Threshold Amount annually;
(xvii)   Contract or agreement whose termination (other than those termination by passage of time) would have a Seller Material Adverse Effect;
(xviii)   management agreement or other Contract for the employment or engagement of any Service Provider on a full time, part time, consulting or other basis that: (A) provides for annual compensation (whether cash and/or otherwise) which may exceed $150,000, (B) provides for the payment of any cash or other compensation or benefits upon or in connection with the consummation of the transactions contemplated by this Agreement, (C) provides for the payment of any cash or other compensation or benefits related to a retention, severance, transaction-based or change in control bonus or other similar Contract with any Service Provider or (D) restricts any Target Company’s ability to terminate the employment or engagement of any Service Provider at any time for any lawful reason or for no reason without penalty or Liability; or
(xix)   Contract or agreement that relates to the settlement of any Action (A) with any Governmental Authority since the Look-back Date; (B) that materially restricts or imposes obligations upon any Target Company; or (C) requires payment by an Target Company of more than the Threshold Amount after the date hereof.
(b)   Each Contract described in clauses (i) through (xix) of Section 3.11(a) is a “Material Contract”. Seller has provided to Purchaser true and correct copies of all Material Contracts, together with all supplements, amendments, waivers or other changes thereto.
(c)   Neither any Target Company nor, to Seller’s Knowledge, any other party thereto is in material breach of, violation of or default under any Material Contract. No event has occurred that with notice or lapse of time or both would constitute a material breach of, violation of or default under, any Material Contract by any Target Company, or, to Seller’s Knowledge, any counterparty. All Material Contracts are valid and in full force and effect and constitute legal, valid and binding obligations of the applicable Target Company and, to Seller’s Knowledge, each counterparty, and are enforceable against the applicable Target Company and, to Seller’s Knowledge, the counterparty thereto in accordance with their respective terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
Section 3.12   Intellectual Property; Information Technology; Privacy.
(a)   Section 3.12(a) of the Seller Disclosure Letter sets forth a list of all (i) Patents, registered Marks, registered Copyrights and domain name registrations, including any applications for any of the foregoing, included in the Company-Owned IP Rights (the “Company Registered IP”) and (ii) material Software included in the Company-Owned IP Rights.
(b)   The Target Companies, as the case may be, exclusively own all right, title and interest in and to the Company-Owned IP Rights, free and clear of all Liens except for Permitted Liens. Except as would not be material to the Target Companies taken as a whole, (i) the Company Registered IP is subsisting, valid, and enforceable, and (ii) the Target Companies are current in the payment of all registration, maintenance and renewal fees with respect to the Company Registered IP.
(c)   None of the Company-Owned IP Rights are subject to any Government Order adversely affecting the use thereof or rights thereto by the Target Companies. There is no Action pending or, to Seller’s Knowledge, threatened against any Target Company concerning the ownership, use, scope, patentability, registrability, validity or enforceability of any Company-Owned IP Rights (other than proceedings in the Ordinary Course of Business before any Governmental Authority related to the application for any item of Company Registered IP) and the Target Companies have not received any written notices regarding the foregoing.
(d)   Since the Look-back Date, to Seller’s Knowledge, there has been and there is no written allegation made by any Target Company of, and there has been no and there is no infringement, misappropriation or other violation of any material Company-Owned IP Rights by any Person.
(e)   Except as would not reasonably be expected to be material to the Target Companies taken as a whole, the operation of any Target Company as currently conducted as of the date hereof, and the operation of any Target Company as conducted since the Look-back Date, does not infringe, misappropriate or otherwise violate, and has not infringed, misappropriated or otherwise violated, the Intellectual Property Rights of any other Person. No Target Company has received any written notice since the Look-back Date alleging that the operation of any Target Company infringes, misappropriates, or otherwise violates the Intellectual Property Rights of any other Person (including any demand or request from any Person that any Target Company license any Intellectual Property Rights). There is no Action pending, or, to Seller’s Knowledge, threatened against any Target Company alleging that the operation of the business of any Target Company has infringed, misappropriated or otherwise violated any Intellectual Property Right of any third party.
(f)   Except as set forth on Section 3.12(f) of the Seller Disclosure Letter and as would not reasonably be expected to be material to the Target Companies taken as a whole, the Target Companies have secured from all founders, consultants, advisors, employees, freelancers, writers, and independent contractors who independently or jointly contributed to or participated in the conception, reduction to practice, creation or development of any Intellectual Property Right for or on behalf of, or under the direction or supervision of, the Target Companies (each, a “Contributor”), unencumbered and unrestricted exclusive ownership of, all of the Intellectual Property Rights developed or created in connection with the employment or engagement of any Contributor, that the Target Companies do not otherwise own by operation of law. No Contributor owns or, to Seller’s Knowledge, claims any rights, licenses, claims or interest whatsoever with respect to any Company-Owned IP Rights. Except as would not reasonably be expected to be material to the Target Companies taken as a whole, each Target Company has obtained written and enforceable Contracts with respect to invention disclosure and present assignments of such Intellectual Property Rights to such Target Company, from all current and former Contributors.
(g)   The Target Companies have taken commercially reasonable steps to protect and maintain any Trade Secrets included in the Company IP Rights, and to Seller’s Knowledge, there have been no misappropriation or unauthorized uses or disclosures of any such Trade Secrets. The Target Companies have entered into reasonable confidentiality agreements with each Person having access to the Target Companies’ Trade Secrets. To Seller’s Knowledge, no such Person is in violation of any such agreement.
(h)   The Target Companies exclusively own all right, title and interest in and to, or otherwise possess valid, enforceable and sufficient licenses and rights to, all Company IP Rights that are material to the Target Companies’ business (subject to Section 3.12(b) with respect to the Company-Owned IP Rights) and all such Company IP Rights shall be owned or available for use by the Target Companies immediately after the Closing on terms and conditions identical to those under which the Target Companies owned or used such Company IP Rights immediately prior to the Closing. The Target Companies may exercise, transfer, or license the Company IP Rights without material restriction or material payment to any Person. Neither this Agreement nor any of the transactions contemplated hereby will restrict or impair the right of the Target Companies to transfer, alienate, enforce, own, use or license, or affect the validity or enforceability of, any Company-Owned IP Rights.
(i)   The Target Companies (i) have taken commercially reasonable steps to protect the confidentiality, integrity and security of the Company Systems and have implemented and comply with commercially reasonable written data and information security, business continuity and disaster recovery plans and procedures that are consistent with industry best practices and applicable Laws, and (ii) have taken commercially reasonable steps to assess and test such plans and procedures, and such assessments and tests have not identified any material issues that remain unremedied. Since the Look-back Date, the Company Systems have not been affected by any material failure that has not been remedied in all material respects. To Seller’s Knowledge, since the Look-back Date, there have been no security breaches that materially affected the operation of the Company Systems or have not been remedied in all material respects. The Target Companies have purchased a sufficient number of licenses (whether licensed by seats or otherwise) for all Software used in or necessary for the operation of the businesses of the Target Companies as presently conducted.
(j)   The Target Companies (and, to Seller’s Knowledge, any third Person using Personal Information on their behalf) comply in all material respects with its internal policies and privacy statements, policies and procedures related to privacy and security of Company Systems (and the data therein, including Personal Information), the Target Companies’ Contracts, and applicable Privacy Laws (including the most current version of the Payment Card Industry Data Security Standards, as applicable). Since the Look-back Date, no Target Company has received any written or, to Seller’s Knowledge, unwritten claims, notices or complaints asserting non-compliance with applicable Privacy Laws or privacy statements, policies, procedures or Contracts regarding the Target Companies’ information practices or the use, access, collection, retention, processing, disclosure, modification or destruction of any Personal Information, or alleging a violation of any individual’s privacy, publicity or confidentiality rights, including from the U.S. Federal Trade Commission, any similar foreign bodies, or any other Governmental Authority and there is no Action pending, or, to Seller’s Knowledge, threatened against any Target Company relating to any of the foregoing. The Target Companies have taken reasonable actions (including implementing reasonable technical, physical or administrative safeguards) to protect all Personal Information used by the Target Companies against any unauthorized use, access or disclosure.
Section 3.13   Litigation.   Except as set forth on Section 3.13 of the Seller Disclosure Letter, since the Look-back Date there have been no, and there currently are no Actions pending or, to Seller’s Knowledge, threatened against the Target Companies that, if adversely decided or resolved, have had or would reasonably be expected be material to the Target Companies taken as a whole, at law or in equity, before or by any other Governmental Authority, and no Target Company is subject to any material outstanding judgment, order, investigation, decree, injunction, ruling, decision or award of any court or Governmental Authority.
Section 3.14   Employee Benefit Plans.
(a)   Section 3.14(a) of the Seller Disclosure Letter sets forth an accurate and complete list of all Plans. None of the Target Companies has any plan or commitment to, or has represented that it will, adopt or enter into any additional Plans or to materially amend or terminate any existing Plan. Each of the Plans that is intended to be qualified under Section 401(a) of the Code is so qualified and has received a favorable determination letter from the IRS or is a prototype plan that is entitled to rely on an opinion letter issued by the IRS to the prototype plan sponsor regarding qualification of the form of the prototype plan and no such determination letter has been revoked and nothing has occurred and no fact, condition, or circumstance exists that could reasonably be expected to adversely affect the qualified status of such Plan. Each trust established in connection with any Plan which is intended to be qualified under Section 501(a) of the Code is so exempt, and nothing has occurred, and no fact, condition, or circumstance exists that could reasonably be expected to adversely affect the qualified status of any such trust. Each Plan has been established, maintained, operated, funded, and administered in accordance with its terms in all material respects and in compliance in all material respects with the requirements of the Code, ERISA and all other applicable Law. No Plan, and no Target Company or any Plan fiduciary with respect to any Plan, in any case, is the subject of an audit or investigation by the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Authority, nor is any such audit or investigation pending or, to Seller’s Knowledge, threatened.
(b)   With respect to each Plan (and each related trust or other funding vehicle), all contributions (including employer contributions and employee salary reduction contributions, premiums, distributions, payments, distributions, reimbursements, and accruals that are due have been timely made or properly accrued in accordance with the terms of such Plan and applicable Law or, if not yet due, have been properly accrued for in accordance with any applicable accounting requirements. All wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of any Service Providers have been timely paid or made in full or, to the extent not yet due, properly accrued in accordance with any applicable accounting requirements, the terms of the Plan and all applicable Law. There have been no “prohibited transactions” within the meaning of Section 4975 of the Code or Section 406 of ERISA and no breach of fiduciary duty (as determined under ERISA) or other failure to act or comply in connection with the administration or investment of assets has occurred with respect to any Plan. There is no current, pending or, to Seller’s Knowledge, threatened Actions (except for routine claims for benefits) relating to any Plan. No Target Company has made any filing in respect of any Plan under the Employee Plans Compliance Resolution System or the Department of Labor Delinquent Filer Program. Each Target Company and each of its Affiliates has complied and is in compliance in all material respects with the requirements of (i) the Patient Protection and Affordable Care Act, including the Health Care and Education Reconciliation Act of 2010, as amended, (ii) ) Section 4980B of the Code and any similar state Law and (iii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the Laws (including the proposed regulations) and no Target Company has incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any material Tax or other penalty thereunder (including with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable). The obligations or insured contingencies under all Plans that provide health, welfare or similar insurance are fully insured by bona fide third-party insurers and all applicable premiums are paid up to date. No Plan is maintained through a human resources and benefits outsourcing entity, professional employer organization, or other similar vendor or provider.
(c)   Seller has made available to Purchaser, to the extent applicable, complete, current and correct copies of: (i) all documents embodying or governing each Plan and each related trust or funding agreement and insurance policy, if any (or a written description of the material terms and conditions of each Plan that is unwritten), and any amendments thereto, (ii) the most recent summary plan description (and summary of material modifications) and any other notice or description provided to or agreed with employees, (iii) the three (3) most recently filed Form 5500 annual reports with all required schedules and attachments, (iv) the current determination letter or opinion letter, as applicable, received from the IRS, (v) the nondiscrimination, coverage and compliance testing results for the three (3) most recently completed plan years, (v) any nonroutine communications to or from any Governmental Authority, or any notices to or from a Governmental Authority relating to a Plan, (vi) the three (3) most recently prepared actuarial reports, financial statements and trustee reports, if any, relating to the Plan, and (vii) all material records, notices and filings concerning Internal Revenue Service or U.S. Department of Labor audits or investigations.
(d)   No Plan is and neither any Target Company nor any ERISA Affiliate maintains, sponsors, has ever sponsored, contributes to, is required to contribute to, has ever contributed to, or could reasonably be expected to have, or has ever had, any Liability (whether fixed or contingent) with respect to a: (i) defined benefit plan (including a defined benefit plan as defined in Section 3(35) of ERISA) or any other plan, including a plan that is or was subject to Title IV of ERISA, Section 412 or 430 of the Code, or Section 302 of ERISA, (ii) “multiemployer plan” (as such term is defined under Section 3(37) of ERISA), (iii) multiple employer plan as described in Section 413(c) of the Code, (iv) “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA or (v) a “voluntary employee benefit association” (as such term is defined under Section 501(c)(9) of the Code). No Target Company nor any ERISA Affiliate has promised to any Person, has ever promised to any Person, has any Liability or obligation, or has ever had any Liability or obligation, to provide post-employment health, life, disability or other welfare benefits other than as required under Section 4980B of the Code or any similar applicable state Law for which the covered Person pays the full cost of coverage for themselves and their beneficiaries. Neither Target Company has incurred any Liability under Title I of ERISA.
(e)   Neither the execution, delivery and performance of this Agreement by Seller nor the consummation by the Company of the transactions contemplated hereby and thereby will not (alone or in combination with any other event, including a termination or restructure of employment on or following the Closing), directly or indirectly, result in (i) payment or provision of any additional, or an increase in the amount of, compensation, share incentives or other benefits, an acceleration of the amount of any compensation or benefits, or entitlement to any severance or similar benefit or change in employment status or responsibilities, payable to or in respect of any Service Provider, (ii) any acceleration in the vesting or the timing of payment of any outstanding options, compensation or benefits held by or payable to or in respect of any Service Provider, (iii) any increased, enhanced or accelerated funding obligation with respect to any Plan, (iv) any restriction on the ability of any Target Company to amend, modify or terminate any Plan, or (v) any forgiveness of indebtedness of any current or former employee, officer, director or consultant of any Target Company.
(f)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will (alone or in conjunction with any other event) result in an “excess parachute payment” to any “disqualified individual” (each, within the meaning of Section 280G of the Code).
(g)   No Target Company has any obligation to pay a Tax “gross-up”, reimbursement or indemnification payment to any Person, including for the imposition of any excise Tax under Section 4999 of the Code or any Tax imposed under Section 409A of the Code or 457A of the Code.
(h)   No compensation has been or would reasonably be expected to be, or has ever been, includable in the gross income of any current or former “service provider” (within the meaning of Section 409A of the Code) of any Target Company or other Person as a result of the operation of Section 409A of the Code or Section 457A of the Code.
(i)   No Target Company has ever sponsored, maintained, contributed to, or has been required to sponsor, maintain, participate in or contribute to, any employee benefit plan, program, or other arrangement providing compensation or benefits to any employee or former employee (or any dependent thereof) which is subject to the Laws of any jurisdiction outside of the United States.
Section 3.15   Insurance.   All material policies of insurance maintained by or on behalf of each Target Company (the “Insurance Policies”) are set forth on Section 3.15 of the Seller Disclosure Letter and true and complete copies of such Insurance Policies have been provided to Purchaser. All Insurance Policies that are material to the business of the Target Companies (taken as a whole) are, and since the Look-back Date have been, in full force and effect and all premiums due and payable in respect thereof have been paid and no written notice of cancellation, termination, material amendment or denial of coverage has been received by any Target Company with respect to any such policy. All such Insurance Policies maintained by the Target Companies are in full force and effect, and no Target Company is in material default with respect to the provisions of any such policies or its payment obligations thereunder. There is no claim pending under such Insurance Policies as to which any Target Company has received written notice that coverage has been denied.
Section 3.16   Compliance with Laws.
(a)   Seller is in compliance, in all material respects, with all Laws applicable to its business.
(b)   Each Target Company is, and since the Look-back Date has been, in material compliance with all applicable Laws and regulations of any Governmental Authority. Since the Look-back Date, no Target Company has received any written notice from a Governmental Authority of any Action against any of them alleging any failure to comply with any applicable Law or regulation.
(c)   Since the Look-back Date, (i) none of the Target Companies have violated any Law relating to anti-bribery or anticorruption, including the U.S. Foreign Corrupt Practices Act of 1977, as amended and as in effect at the time of such action (all such Laws, “Anticorruption Laws”), (ii) no director, officer, or employee, or, to Seller’s Knowledge, representative, consultant or other Person acting for or on behalf of any Target Company has violated any Anticorruption Law, and (iii) has been the subject of any investigation, inquiry, or enforcement proceeding by any court, governmental, administrative or regulatory body, or any customer regarding any violation or alleged violation of any Anticorruption Law, and no such investigation, inquiry or proceeding is pending or, to Seller’s Knowledge, threatened. Each Target Company has adopted and maintains reasonably adequate policies, procedures and controls to comply with all applicable Anticorruption Laws in all material respects, including policies and procedures relating to prevention of bribery, accounting for financial transactions, due diligence on third parties and training of personnel.
(d)   Since the Look-back Date, neither any Target Company nor any director, officer or managing employee of any Target Company has been a Sanctioned Person.
Section 3.17   Permits.   Except as set forth on Section 3.17 of the Seller Disclosure Letter, and as would not reasonably be expected to be material to the Target Companies taken as a whole, the Target Companies hold and are, and has been, since the Look-back Date, in compliance with, in all material respects, all Permits that are required by any Governmental Authority to conduct the business as now conducted and all such Permits are valid and in full force and effect. No Target Company has received any written notice from any Governmental Authority or any other Person regarding (A) any actual or alleged violation of or failure to comply with any term or requirement of any Permit, or (B) any actual or proposed revocation, withdrawal, suspension, cancellation, termination of, or modification to any Permit, except where such occurrence would not be material to the business.
Section 3.18   Environmental Compliance.   Except as set forth on Section 3.18 of the Seller Disclosure Letter:
(a)   The Target Companies are, and since the Look-back Date have been, in compliance with all applicable Environmental Laws, except where the failure to comply would not be material to the Target Companies.
(b)   The Target Companies have obtained and possess all material permits, licenses and other authorizations required under Environmental Laws for the operations of the Target Companies as currently conducted and are in compliance with all terms and conditions of such permits, licenses and authorizations in all material respects.
(c)   No Target Company has received, since the Look-back Date, any written notice of material violation of or notice of material Liability arising under, Environmental Laws, relating to any Target Company or its facilities, the subject of which is unresolved.
(d)   There are no Actions pending or, to Seller’s Knowledge, threatened against any Target Company, pursuant to Environmental Laws that would be material to the Target Companies.
(e)   No Target Company is subject to any outstanding judgment, order or decree of any Governmental Authority relating to a violation of or Liability under Environmental Laws, and that would be material to the Target Companies.
Section 3.19   Customers and Suppliers.   Section 3.19 of the Seller Disclosure Letter sets forth an accurate list of the top five (5) customers of the Target Companies based on calendar year 2021 sales (the “Top Customers”) and the top five (5) suppliers based on calendar year 2021 spend of the Target Companies (the “Top Suppliers”). Since January 1, 2021, no Target Company has received any notice from any Top Supplier to the effect that such supplier will stop, materially decrease the rate of, or seek to make a material change to the terms (whether related to payment, price or otherwise) with respect to, developing or supplying materials, products or services to any Target Company. Since January 1, 2021, no Target Company has received any notice from any Top Customer to the effect that such customer will stop, or materially decrease the rate of, or seek to make a material change to the terms (whether related to payment, price or otherwise) with respect to, purchasing services from the Target Companies. To Seller’s Knowledge, no supplier or customer of a Target Company is violating any Law.
Section 3.20   Affiliated Transactions.   Except as set forth on Section 3.20 of the Seller Disclosure Letter, none of Seller, any equity holder, partner, member, officer, director, employee or any Affiliate or Subsidiary of Seller (other than any Target Company) or any officer, director, manager, equity holder or Affiliate of any Target Company or any individual in the immediate family of any of the foregoing, is a party to any arrangement, agreement, Contract, commitment or transaction with or owes any money to any Target Company (or any Target Company owes any money to, or guarantees any payment by, any such Person) or has any interest in any material property, asset or right, tangible or intangible, used by any Target

Company, or has any material interest in a Person party to any arrangement, agreement, Contract, commitment or transaction with any Target Company.
Section 3.21   Employees.
(a)   (i) No Target Company has experienced any, nor to Seller’s Knowledge has there been any threatened, strike, work stoppage, unfair labor practice charge, labor grievance, labor arbitration, lockout, slowdown, picketing, hand billing or other material labor or industrial relations dispute, in each case since the Look-back Date, (ii) none of the employees of the Target Companies are represented by any trade union, works council, labor organization, employee association or representative with respect to their employment with any Target Company, (iii) since the Look-back Date, (a) to Seller’s Knowledge, there has been no labor organizing effort or other industrial relations dispute pending or threatened with respect to employees of any Target Company and (b) to Seller’s Knowledge, no trade union, works council, labor organization, employee association or representative or group of employees of the Target Companies has made a demand for recognition or certification, and there have been no representation or certification proceedings or petitions seeking representation pending with the National Labor Relations Board, any other labor relations tribunal or authority or any other Governmental Authority, (iv) no Target Company is, or has ever been, party to or otherwise bound by any CBA or collective bargaining relationship with any trade union, works council, labor organization, employee representative or association and no CBAs are currently being negotiated by any Target Company, and (v) since the Look-back Date, the Target Companies have been in material compliance with all, and there are no pending or threatened claims or proceedings against any Target Company under any, applicable Laws respecting labor and employment, including Laws, statutes rules and regulations respecting, if applicable, terms and conditions of employment of employees, prospective employees and former employees, employment practices, hiring practices, background checks, child labor, pay equity, wrongful or unfair discharge or dismissal, collective bargaining and labor relations, fair labor standards, reasonable accommodations, workers’ compensation, document retention, notice, employment and reemployment rights of members of the uniformed services, secondment, occupational safety and health requirements, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), meal and rest breaks, withholding and remittance of Taxes, employment discrimination, harassment, retaliation, equal opportunity/employment equality, whistleblowing, disability rights or benefits, employee trainings and notices, employee leave issues, paid time off, COVID-19, affirmative action, plant closures, redundancies and layoffs (including, if applicable, the WARN Act or any collective redundancy legislation), workers’ compensation, and unemployment insurance and related matters.
(b)   (i) The Target Companies have, since the Look-back Date, properly classified each of its Service Providers as “employees” or “independent contractors” and, if applicable, as “exempt” or “non-exempt” for all purposes (including with respect to eligibility for minimum wage and overtime under the Fair Labor Standards Act of 1938, as amended, or similar applicable non-U.S. Law) and have properly reported all compensation paid to such persons for all purposes, and (ii) the Target Companies have fully and timely paid all wages, salaries, wage premiums, commissions, bonuses, severance and termination payments, redundancy payments, fees, and other compensation that have come due and payable to their current or former employees and independent contractors under applicable Law, Contract or company policy.
(c)   Each Target Company is, and has at all times since the Look-back Date been, in compliance in all material respects with, and has not materially violated the terms and provisions of, any applicable immigration legislation in any jurisdiction, including the Immigration Reform and Control Act of 1986, as amended, and all related regulations promulgated thereunder (“Immigration Laws”). All current and former Service Providers are, and have at all times been, legally authorized to work in the territory in which they perform the duties of their employment, and with respect to each current Service Provider, the applicable Target Company has all times collected and has retained in their records a current Form I-9 (Employment Eligibility Verification Form) and all other records, documents, or other papers and on-boarding materials that are generally collected in connection with the completion of the Form I-9. No Target Company has, since the Look-back Date, been warned, fined, or otherwise penalized by reason of its failure to comply with the Immigration Laws, nor is any such proceeding pending or, to Seller’s Knowledge, threatened.

(d)   To Seller’s Knowledge, no Service Provider is in violation of any material term of any material employment agreement, nondisclosure agreement, common law non-disclosure obligations, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to any Target Company; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by any Target Company.
(e)   No current employee of any Target Company or other Service Provider with annualized compensation at or above $150,000 has informed any Target Company or any of its Affiliates (whether in writing or otherwise) of any plan to terminate employment with or services for any Target Company and, to Seller’s Knowledge, no such employee intends to terminate his or her employment prior to the Closing.
(f)   No Target Company is a party to, or otherwise bound by, any consent decree with, or citation, direction, order, award or improvement notice from or issued by, any Governmental Authority relating to employees, employment practices or occupational health and safety. Since the Look-back Date, to Seller’s Knowledge, (i) no allegation involving, directly or indirectly, sexual or other unlawful harassment or discrimination has been made, asserted or threatened against (A) any officer of any Target Company or (B) any current or former Service Provider, and (ii) none of the Target Companies or current or former Service Provider is party to any agreement resolving or otherwise related to direct or indirect allegations of sexual or other unlawful harassment or discrimination. To Seller’s Knowledge, no event has occurred, or circumstance exists that could reasonably be expected to serve as a basis for any such allegation of sexual or other unlawful harassment or discrimination.
(g)   No employee layoff, facility closure or shutdown, reduction-in-force, furlough, temporary layoff, material work schedule change or reduction in hours, or reduction in salary or wages, or other workforce changes affecting employees of any Target Company has occurred since the Look-back Date or is currently contemplated, planned or announced, including as a result of COVID-19 or any Law directive, guideline or recommendations by any Governmental Authority in connection with or in response to COVID-19. The Target Companies have not otherwise experienced any material employment-related Liability with respect to COVID-19. Since the Look-back Date, no Target Company has effectuated any “mass layoff” or “plant closing” (each as defined in the WARN Act), “collective redundancy” or implemented any early retirement or exit incentive program, in each case, in violation of applicable Law (including, where applicable, the WARN Act).
(h)   (i) Each Target Company has paid in full (other than remuneration accrued for the current salary period or for reimbursement of business expenses) to all of its employees or adequately accrued for in accordance with applicable accounting requirements all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees; and (ii) since the Look-back Date, there is no claim with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or, to the Seller’s Knowledge, threatened before any Governmental Authority with respect to any current or former employees of any Target Company. There are no material Liabilities, whether contingent or absolute, of any Target Company (or the Business) relating to workers’ compensation benefits that are not fully insured against by a bona fide third-party insurance carrier. With respect to each Plan and with respect to each state workers’ compensation arrangement that is funded wholly or partially through an insurance policy or public or private fund, all premiums required to have been paid to date under such insurance policy or fund have been paid.
(i)   Schedule 3.21(i) contains a true, correct and complete list of the names and current role, annual salary rates or current hourly wages (including any overtime arrangements), as applicable, bonus opportunity, share incentives, pension arrangements, commission opportunity, other compensation and benefits (separately identifying each category of compensation and including contingent entitlements), hire date, accrued vacation and paid-time-off, principal work location, employing Person and leave status of all present employees of each Target Company and, if applicable, each such employee’s status as being exempt or nonexempt from the application of state and federal wage and hour laws applicable to employees who do not occupy an executive, administrative, or professional position.

(j)   No Target Company has used the services of any agency workers, or where applicable in the United States of America, any temporary employees or “leased employees” (within the meaning of Section 414(n) of the Code).
Section 3.22   Seller Filings(a).   Seller has filed and furnished in a timely manner all reports, schedules, forms, prospectuses and registration, proxy and other statements, in each case, required to be filed or furnished by it with or to the Companies Registration Office (collectively, and in each case including all exhibits thereto and documents incorporated by reference therein, the “Seller Filings”). As of their respective effective dates, the Seller Filings complied in all material respects with the requirements of applicable Law as in effect on the applicable date, applicable to such Seller Filings, and none of the Seller Filings as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
Section 3.23   Seller Information.   The information relating to Seller or any Target Company supplied by Seller for inclusion in the Proxy Statement will not, as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to the stockholders of Purchaser or at the time of the Purchaser Special Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Seller makes no representation, warranty or covenant with respect to: (a) statements made or incorporated by reference therein based on information supplied by Purchaser for inclusion or incorporation by reference in the Proxy Statement or any Purchaser SEC Documents; or (b) any projections or forecasts included in the Proxy Statement.
Section 3.24   Brokerage.   Other than fees or commissions for which Seller will be solely responsible, there are no claims for, and the Target Companies, Purchaser and their respective Affiliates have no liability or obligation to pay, brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based on any arrangement or agreement made by or on behalf of Seller for which any Target Company, Purchaser or any of their respective Affiliates is or may be liable.
Section 3.25   Investment Representations.
(a)   Seller is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act. Seller acknowledges that Purchaser has the right to require evidence of its status as an accredited investor, if necessary.
(b)   Seller acknowledges that it has prior investment experience, including investments in non-listed and non-registered securities, or has employed the services of an investment advisor, attorney or accountant to evaluate the merits and risks of such an investment on its behalf, and Seller represents that it understands the highly speculative nature of an investment in Purchaser Common Stock, which may result in the loss of the total amount of such investment.
(c)   Seller has adequate means of providing for Seller’s current needs and possible contingencies, and Seller has no need, and anticipates no need in the foreseeable future, for liquidity in Seller’s investment in Purchaser Common Stock. Seller is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, Seller is able to hold the Purchaser Common Stock for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the event such loss should occur.
(d)   Seller understands and acknowledges that the acquisition of the Purchaser Common Stock involves substantial risk. Seller has such knowledge and experience in financial or business matters that the Seller is capable of evaluating the merits and risks of its investment in the Purchaser Common Stock.
(e)   Seller is acquiring the Purchaser Common Stock for its own account, for investment purposes only and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling any Purchaser Common Stock in violation of the federal securities Laws, any applicable foreign or state securities Laws or any other applicable Law.
(f)   Seller understands and acknowledges that the Purchaser Common Stock has not been registered under the Securities Act, any United States state securities Laws or any other applicable foreign Law. Seller acknowledges that such securities may not be transferred, sold, offered for sale, mortgaged, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and any other provision of applicable United States federal, United States state, or other Law or pursuant to an applicable exemption therefrom.
Section 3.26   No Other Representations and Warranties.   SELLER HEREBY ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE IV, NONE OF PURCHASER OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, TO SELLER, ANY OF ITS AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON, WITH RESPECT TO PURCHASER OR ANY OF ITS BUSINESSES, ASSETS OR PROPERTIES OF THE FOREGOING, OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FUTURE RESULTS, PROPOSED BUSINESSES OR FUTURE PLANS. WITHOUT LIMITING THE FOREGOING AND NOTWITHSTANDING ANYTHING TO THE CONTRARY, NONE OF PURCHASER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES SHALL BE DEEMED TO MAKE TO SELLER OR ITS AFFILIATES OR REPRESENTATIVES ANY REPRESENTATION OR WARRANTY OTHER THAN AS EXPRESSLY MADE BY PURCHASER TO SELLER IN ARTICLE IV.   SELLER HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY THAT IS NOT EXPRESSLY SET FORTH IN ARTICLE IV OF THIS AGREEMENT.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER
Except as set forth in (i) the Purchaser Disclosure Letter (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on the face of such disclosure), and/or (ii) the Purchaser SEC Documents, and subject to the terms, conditions and limitations set forth in this Agreement, Purchaser hereby represents and warrants to Seller, as of the date of this Agreement and the Closing Date (except if the representation and warranty speaks as of a specific date prior to the Closing Date, in which case as of such earlier date), as follows:
Section 4.01   Organization and Power.   Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted. Purchaser is not in breach of Purchaser’s Organizational Documents. Complete and correct copies of the Organizational Documents of Purchaser, as in effect as of the date of this Agreement, have been made available to Seller.
Section 4.02   Subsidiaries.   Purchaser has no direct or indirect Subsidiaries, and does not own or hold the right to acquire any shares or stock, partnership interest or joint venture interest or other equity ownership interest in any other partnership, company, corporation, organization or entity.
Section 4.03   Authorization; No Breach; Valid and Binding Agreement.
(a)   Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby (including the Share Sale) and thereby. The execution, delivery and performance of this Agreement and the Ancillary Agreements by Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Purchaser, and no other corporate actions or proceedings on the part of Purchaser are necessary to authorize the execution, delivery or performance of this Agreement or the Ancillary Agreements or to consummate the transactions contemplated hereby and thereby, other than the Purchaser Shareholder Approval.
(b)   Except for the Purchaser Shareholder Approval, the execution, delivery and performance of this Agreement and the Ancillary Agreements by Purchaser and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or result in any breach of, constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under, result in a violation of, result in the creation of any Lien upon any assets or properties of Purchaser under, give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to, or require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority under (i) the provisions of Purchaser’s Organizational Documents, (ii) any Contract or instrument or Permit to which Purchaser or its or their respective properties or assets is bound, or (iii) any Law, statute, rule or regulation or order, judgment or decree to which Purchaser is subject or its or their respective properties or assets are subject; except, with respect to clause (ii) or (iii) of this Section 4.03(b), where the failure to obtain such authorization, consent, approval or exemption would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.
(c)   The execution and delivery of this Agreement or any Ancillary Agreement by Purchaser do not, and the performance of this Agreement or any Ancillary Agreement by Purchaser will not, require any Regulatory Approval, except for compliance with, filings under, and approvals of Governmental Authorities relating to, the requirements of the HSR Act, the federal securities Laws and/or any U.S. state securities or “blue sky” Laws, the rules and regulations of NASDAQ.
(d)   This Agreement has been, and each Ancillary Agreement to which Purchaser is a party has been or will be at Closing, as applicable, duly executed and delivered by Purchaser, as applicable, and assuming that this Agreement and each Ancillary Agreement is a valid and binding obligation of the other parties hereto or thereto, this Agreement and each Ancillary Agreement to which Purchaser is a party constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
Section 4.04   Orders.   Section 4.04 of the Purchaser Disclosure Letter sets forth a list of all Governmental Orders pending or, to the Purchaser’s Knowledge, threatened in writing which, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect or would delay or prevent the consummation of the transactions contemplated herein (including the Share Sale) or by the Ancillary Agreements.
Section 4.05   Purchaser Trust Account.   As of September 30, 2022, the Purchaser Trust Amount is approximately $233 million (including, if applicable, an aggregate of $8,050,000 of deferred underwriting commissions and other fees being held in the Purchaser Trust Account payable to the underwriters of the IPO upon consummation of a Business Combination (the “Deferred Underwriting Commissions”)), with such funds invested in government securities or money market funds meeting certain conditions pursuant to the Purchaser Trust Agreement. The Purchaser Trust Agreement is in full force and effect and is a legal, valid and binding obligation of Purchaser and, to the Knowledge of Purchaser, the Trustee, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law). The Purchaser Trust Agreement has not been terminated, repudiated, rescinded, amended or supplemented or modified, in any respect. Purchaser has complied in all material respects with the terms of the Purchaser Trust Agreement and is not in breach thereof or default thereunder, and there does not exist under the Purchaser Trust Agreement any event that, with the giving of notice or the lapse of time, would constitute such a breach or default by Purchaser or, to the Knowledge of Purchaser, the Trustee. Except for the Purchaser Trust Agreement, there are no Contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (i) cause the description of the Purchaser Trust Agreement in the Purchaser SEC Documents to be inaccurate or (ii) entitle any Person (other than (A) the underwriters of Purchaser’s initial public offering and

(B) holders of Purchaser Common Stock who have elected to redeem their Purchaser Common Stock in accordance with Purchaser’s Organization Documents) to any portion of the proceeds in the Purchaser Trust Account. Prior to the Closing, none of the funds held in the Purchaser Trust Account may be released, except in accordance with the Purchaser Trust Agreement. There is no Action pending, or to the Knowledge of Purchaser, threatened with respect to the Purchaser Trust Account.
Section 4.06   Investment Company Act; JOBS Act.   Purchaser is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act. Purchaser constitutes an “emerging growth company” within the meaning of the JOBS Act.
Section 4.07   Absence of Changes.   Since the date of the most recent balance sheet in the Purchaser SEC Documents until the date hereof, there has not been any Purchaser Material Adverse Effect that has arisen and is continuing.
Section 4.08   No Undisclosed Liabilities.   Purchaser has no Liabilities or Indebtedness, except (i) Liabilities or Indebtedness specifically reserved for in the financial statements set forth in the Purchaser SEC Documents or disclosed in the notes thereto, (ii) Liabilities or Indebtedness that were incurred after the date of the most recent balance sheet included in the Purchaser SEC Documents in the Ordinary Course of Business, (iii) Liabilities or Indebtedness specifically disclosed in Section 4.08 of the Purchaser Disclosure Letter, or (iv) Liabilities or Indebtedness incurred or arising under or in connection with the Transactions, including expenses related thereto.
Section 4.09   Tax Matters.
(a)   Purchaser has timely filed or caused to be timely filed (taking into account applicable extensions) with the appropriate taxing authorities all material Tax Returns that are required to be filed by Purchaser, and all such Tax Returns are true, correct and complete in all material respects. All material Taxes due and payable by Purchaser (whether or not shown on any such Tax Return) have been duly and timely paid, other than Taxes being contested in good faith for which adequate reserves have been established in accordance with GAAP. Purchaser has properly deducted, withheld and collected and timely remitted to the appropriate taxing authorities all Taxes required to be deducted, withheld or collected in respect of any amounts paid or owing to, or received or owing from, any employee, creditor or other third party.
(b)   There are no audits, disputes, investigations, claims, inquiries, examinations or other proceedings (whether civil, criminal, judicial, or administrative) with respect to any Tax Return or Taxes of Purchaser pending, in progress, or threatened in writing that have not been resolved or completed.
(c)   Purchaser has not waived or extended any statute of limitations in respect of material Taxes, or agreed to any extension of time with respect to an assessment or deficiency relating to Income Taxes or other material Taxes, for any taxable period with respect to which the statute of limitations has not expired (after giving effect to any extension or waiver) (other than any such extensions or waivers that are no longer in effect), nor is any written request for any such extension or waiver from any taxing authority outstanding.
(d)   Purchaser has not distributed shares or stock of another Person, or has had its shares or stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or 361 of the Code in the past two (2) years.
(e)   There are no Liens for Taxes upon any of the Closing Consideration or any asset of Purchaser other than Liens for Taxes that are not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and in each case that are sufficiently reserved for on Purchaser’s financial statements in accordance with GAAP.
Section 4.10   Capitalization.
(a)   As of the date of this Agreement, (i) the authorized capital stock of Purchaser consists of (x) 100,000,000 shares of Purchaser Common Stock (of which 23,890,000 shares are issued and outstanding, and all of which are validly issued, fully paid and non-assessable), (y) 10,000,000 shares of Purchaser Class B Common Stock (of which 7,666,667 shares are issued and outstanding, and all of which are validly issued, fully paid and non-assessable), and (z) 1,000,000 shares of preferred stock of Purchaser, par value $0.0001 per share (of which none are issued or outstanding), (ii) 14,245,000 shares of Purchaser Common Stock are issuable in respect of the Public Rights, the Public Warrants and the Sponsor Warrants, (iii) 7,666,667 shares of Purchaser Common Stock are issuable upon the automatic conversion of the Purchaser Class B Common Stock, and (iv) 127,500 shares of Purchaser Common Stock are issuable if the entire aggregate of the Sponsor Promissory Note is converted. No shares of Purchaser Common Stock are held in the treasury of Purchaser. Except for the Purchaser Share Redemption, the Transactions, the Public Rights, the Public Warrants, the Sponsor Warrants, the Sponsor Promissory Note and the Purchaser Class B Common Stock, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Purchaser or obligating Purchaser to issue or sell any capital stock of, or other equity interests in, Purchaser. All shares of Purchaser Common Stock subject to issuance, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. The shares of Purchaser Common Stock to be issued pursuant to this Agreement, subject to the Purchaser Shareholder Approval and the effectiveness of the A&R Purchaser Charter, will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. To the extent applicable, the shares of Purchaser Common Stocks to be issued pursuant to any Investments, subject to the Purchaser Shareholder Approval and the effectiveness of the A&R Purchaser Charter, will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding contractual obligations of Purchaser to repurchase, redeem or otherwise acquire any shares of Purchaser Common Stock (except for the Purchaser Share Redemption). Purchaser does not own any equity securities in any other Person or have any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any equity securities, or any securities or obligations exercisable or exchangeable for or convertible into equity securities of such Person. There are no outstanding contractual obligations of Purchaser to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person. To Purchaser’s Knowledge, except for the Sponsor Support Agreement and the Insider Letter Agreement, there are no outstanding proxies, voting agreements or other agreements or arrangements relating to any equity securities of Purchaser. Except for the Purchaser Common Stock and the Purchaser Class B Common Stock, there are no outstanding securities of Purchaser or Indebtedness having the right to vote on any matters on which the holders of equity securities of Purchaser may vote.
(b)   Except for the Public Rights, the Public Warrants, the Sponsor Warrants, the Sponsor Promissory Note and the Purchaser Class B Common Stock, there are no outstanding options, warrants, rights, convertible or exchangeable securities, “phantom” share rights, share appreciation rights, share-based performance units, commitments or Contracts of any kind to which Purchaser is a party or by which any of them is bound obligating Purchaser to issue or sell, or cause to be issued or sold, additional shares of Purchaser Common Stock or any other capital stock or other interest or participation in, or any security convertible or exercisable for or exchangeable into shares of Purchaser Common Stock or other interest or participation in Purchaser.
Section 4.11   Litigation.   Except as set forth on Section 4.11 of the Purchaser Disclosure Letter, since the date of incorporation of Purchaser there have been no, and there currently are no Actions pending or, to the Purchaser’s Knowledge, threatened against Purchaser that, if adversely decided or resolved, have had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, at law or in equity, before or by any other Governmental Authority.
Section 4.12   Compliance with Laws.
(a)   Purchaser is, and since its date of incorporation has been, in material compliance with all applicable Laws and regulations of any Governmental Authority. Since its date of incorporation, Purchaser has not received any written notice from a Governmental Authority of any Action against any of them alleging any failure to comply with any applicable Law or regulation.

(b)   Since its inception, (i) Purchaser has not violated any Law relating to anti-bribery or anticorruption, including the U.S. Foreign Corrupt Practices Act of 1977, as amended and as in effect at the time of such action (all such Laws, “Anticorruption Laws”), (ii) no director, officer, or employee, or, to the Purchaser’s Knowledge, representative, consultant or other Person acting for on behalf of Purchaser has violated any Anticorruption Law, or (iii) has been the subject of any investigation, inquiry, or enforcement proceeding by any court, governmental, administrative or regulatory body, or any customer regarding any violation or alleged violation of any Anticorruption Law, and no such investigation, inquiry or proceeding is pending or, to the Purchaser’s Knowledge, threatened. Purchaser has adopted and maintains commercially reasonable policies, procedures and controls to comply with all applicable Anticorruption Laws in all material respects, including policies and procedures relating to prevention of bribery, accounting for financial transactions, due diligence on third parties and training of personnel.
(c)   Since its date of incorporation, neither Purchaser, nor any director, officer or managing employee of Purchaser has been a Sanctioned Person.
Section 4.13   Employees.   Other than the officers and directors listed in the Purchaser SEC Documents, Purchaser does not have any employees. Purchaser does not currently maintain or have any Liability under any compensation or benefit plan, program, contract, or arrangement (whether written or unwritten).
Section 4.14   SEC Filings and Financial Statements.
(a)   Purchaser has filed and furnished in a timely manner all reports, schedules, forms, prospectuses and registration, proxy and other statements, in each case, required to be filed or furnished by it with or to the SEC (collectively, and in each case including all exhibits thereto and documents incorporated by reference therein, the “Purchaser SEC Documents”). As of their respective effective dates (in the case of Purchaser SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of the respective dates of the last amendment filed with the SEC (in the case of all other Purchaser SEC Documents), the Purchaser SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, each as in effect on the applicable date referred to above, applicable to such Purchaser SEC Documents, and none of the Purchaser SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   The financial statements and notes of Purchaser contained or incorporated by reference in the Purchaser SEC Documents fairly present in all material respects the financial condition and the results of operations, changes in stockholders’ equity and cash flows of Purchaser as at the respective dates of, and for the periods referred to in, such financial statements, all in accordance with: (i) GAAP; and (ii) Regulation S-X or Regulation S-K, as applicable, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the omission of notes to the extent permitted by Regulation S-X or Regulation S-K, as applicable. Purchaser has no off-balance sheet arrangements that are not disclosed in the Purchaser SEC Documents. No financial statements other than those of Purchaser are required by GAAP to be included in the consolidated financial statements of Purchaser.
(c)   Purchaser has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act) that are designed to ensure that material information relating to Purchaser is made known to Purchaser’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To the Knowledge of Purchaser, such disclosure controls and procedures are effective in timely alerting Purchaser’s principal executive officer and principal financial officer to material information required to be included in Purchaser’s periodic reports required under the Exchange Act. Purchaser has established and maintained a system of internal controls and, to the Knowledge of Purchaser, such internal controls are sufficient to provide reasonable assurance regarding the reliability of Purchaser’s financial reporting and the preparation of Purchaser’s financial statements for external purposes in accordance with GAAP.
(d)   Since the date of the latest Form 10-Q of Purchaser filed with the SEC, there has not been any change, development, condition, occurrence, event or effect relating to Purchaser that, individually or in the aggregate, resulted in, or would reasonably be expected to result in, a Purchaser Material Adverse Effect.
Section 4.15   [Reserved.]
Section 4.16   Material Contracts.   Purchaser has filed as an exhibit to the Purchaser SEC Documents every “material contract” as such term is defined in Item 601(b)(10)of Regulation S-K of the SEC) (other than this Agreement and any Ancillary Agreement) to which, as of the date of this Agreement, Purchaser is a party or by which any of its assets are bound. Neither Purchaser nor, to the Purchaser’s Knowledge, any other party thereto is in material breach of, violation of or default under any such Contract. No event has occurred that with notice or lapse of time or both would constitute a material breach of, violation of or default under, any such Contract by Purchaser, or, to the Purchaser’s Knowledge, any counterparty. All such Contracts are valid and in full force and effect and constitute legal, valid and binding obligations of Purchaser and, to Purchaser’s Knowledge, each counterparty, and are enforceable against Purchaser and, to Purchaser’s Knowledge, the counterparty thereto in accordance with their respective terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
Section 4.17   Purchaser Affiliated Transactions.   Except as set forth on Section 4.17 of the Purchaser Disclosure Letter, none of Purchaser, any equity holder, partner, member, officer, director, employee or any Affiliate of Purchaser or any individual in the immediate family of any of the foregoing, is a party to any arrangement, agreement, Contract, commitment or transaction with or owes any money to Purchaser or has any interest in any material property, asset or right, tangible or intangible, used by Purchaser, or has any material interest in a Person party to any arrangement, agreement, Contract, commitment or transaction with Purchaser.
Section 4.18   Brokerage.   Other than fees or commissions for which Purchaser will be solely responsible, there are no claims for, and Purchaser has no liability or obligation to pay, brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based on any arrangement or agreement made by or on behalf of Purchaser for which Purchaser is or may be liable.
Section 4.19   Business Activities.
(a)   Since its date of incorporation, Purchaser has not conducted any business activities other than activities related to Purchaser’s initial public offering or directed toward the accomplishment of a “business combination”, as such term is defined in Purchaser’s Organizational Documents (a “Business Combination”). Except as set forth in Purchaser’s Organizational Documents or as otherwise contemplated by this Agreement or the Ancillary Agreements and the transactions contemplated hereby and thereby, there is no agreement, commitment, or Governmental Order binding upon Purchaser or to which Purchaser is a party which has or would reasonably be expected to have the effect of prohibiting or impairing in any material respect any business practice of Purchaser or any acquisition of property by Purchaser or the conduct of business by Purchaser as currently conducted or as contemplated to be conducted as of the Closing.
(b)   Except for the transactions contemplated by this Agreement and the Ancillary Agreements, Purchaser does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, Purchaser has no material interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or would reasonably be interpreted as constituting, a Business Combination.

Section 4.20   NASDAQ Listing.   The Public Units, the Public Shares, the Public Warrants and the Public Rights are each listed on NASDAQ. Purchaser is in compliance in all material respects with the requirements of NASDAQ for continued listing of the Public Units, the Public Shares, the Public Warrants and the Public Rights thereon and there is no Action pending or, to the Knowledge of the Purchaser, threatened against Purchaser by NASDAQ or the Financial Industry Regulatory Authority to prohibit or terminate the listing of the Public Units, the Public Shares, the Public Warrants and the Public Rights on NASDAQ.
Section 4.21   Proxy Statement.   None of the information supplied or to be supplied by Purchaser for inclusion or incorporation by reference in the Proxy Statement will, at the date mailed to shareholders of Purchaser or at the time of the Purchaser Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and the Proxy Statement and any amendment or supplement thereto shall comply in all material respects with applicable securities Laws, including the Securities Act and the Exchange Act; provided, however, no representation or warranty is made as to the accounting treatment of Purchaser’s issued and outstanding warrants, or as to any deficiencies in disclosure (including with respect to accounting and disclosure controls) arising from the treatment of such warrants as equity rather than liabilities in Purchaser’s financial statements. Notwithstanding the foregoing, Purchaser makes no representation, warranty or covenant with respect to: (a) statements made or incorporated by reference therein based on information supplied by Seller for inclusion or incorporation by reference in the Proxy Statement; or (b) any projections or forecasts included in the Proxy Statement.
Section 4.22   No Other Representations and Warranties.   PURCHASER HEREBY ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE III, NONE OF SELLER OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, TO PURCHASER, ANY OF ITS AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON, WITH RESPECT TO SELLER, ANY OF THE TARGET COMPANIES OR ANY OF THE BUSINESSES, ASSETS OR PROPERTIES OF THE FOREGOING, OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FUTURE RESULTS, PROPOSED BUSINESSES OR FUTURE PLANS. WITHOUT LIMITING THE FOREGOING AND NOTWITHSTANDING ANYTHING TO THE CONTRARY, NONE OF SELLER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES SHALL BE DEEMED TO MAKE TO PURCHASER OR ITS AFFILIATES OR REPRESENTATIVES ANY REPRESENTATION OR WARRANTY OTHER THAN AS EXPRESSLY MADE BY SELLER TO PURCHASER IN ARTICLE III.   PURCHASER HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY THAT IS NOT EXPRESSLY SET FORTH IN ARTICLE III OF THIS AGREEMENT.
ARTICLE V
ACTIONS PRIOR TO THE CLOSING
The respective Parties covenant and agree to take the following actions:
Section 5.01 Operations of the Target Companies Prior to the Closing.   From the date hereof until the earlier of the Closing and the date this Agreement is validly terminated in accordance with Article VII (such period, the “Interim Period”), except as set forth in Section 5.01(a) of the Seller Disclosure Letter and the Restructuring, as required by Law (including COVID-19 Measures) or expressly permitted by this Agreement or the Ancillary Agreements, or with the prior written approval of Purchaser (which approval shall not be unreasonably conditioned, withheld, delayed or denied), Seller shall, and shall cause each of the Target Companies to, (x) operate in the Ordinary Course of Business, (y) use commercially reasonable efforts to keep available the services of its current officers and employees, and (z) use commercially reasonable efforts to preserve intact its existing assets, business and operations, and to preserve the present rights, permits, franchises, goodwill and relationships with customers, suppliers, distributors, licensors, licensees, lessors and other key Persons with whom it has a significant relationship. Without limiting the generality of the foregoing, except as set forth in Section 5.01(a) of the Seller Disclosure Letter, as required by Law or expressly permitted by this Agreement or the Ancillary Agreements, or with the prior written approval of Purchaser (which approval shall not be unreasonably conditioned, withheld, delayed or denied), Seller shall not, and shall cause each of the Target Companies to not, take any of the following actions:
(a)   amend the Organizational Documents of any Target Company or form any Subsidiaries that are not wholly owned Subsidiaries;
(b)   split, subdivide, combine or reclassify any shares of capital stock of any Target Company or any equity or equity-linked securities of any Target Company;
(c)   (i) deliver, encumber, mortgage, charge, pledge, redeem, purchase, transfer, issue, sell or otherwise dispose of any equity securities, (ii) grant or enter into any options, warrants, rights, agreements or commitments with respect to the issuance of its securities, (iii) permit the exercise of any options or (iv) amend any terms of any such equity securities or agreements;
(d)   (i) merge, consolidate or combine with any Person; or (ii) acquire or agree to acquire by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;
(e)   make any loans, advances, or capital contributions to, or investments in, any other Person (other than among the Target Companies), except in the Ordinary Course of Business;
(f)   make a material change in any method of financial accounting or accounting practice of the Target Companies, except as required by IFRS or applicable Law;
(g)   sell, lease, license or otherwise dispose of any assets (whether by merger, sale of shares, sale of assets or otherwise), except in the Ordinary Course of Business or for any assets having an aggregate value of less than the Threshold Amount;
(h)   (i) transfer, sell, assign, license, sublicense, grant other rights under, encumber, impair, abandon, fail to diligently maintain, or otherwise dispose of any right, title or interest of any Target Company in any Intellectual Property Rights, in each case, that are material to any business of the Target Companies, other than non-exclusive licenses granted by a Target Company to customers in the Ordinary Course of Business; (ii) amend, waive, cancel or modify any rights in or to any Intellectual Property Rights, in each case, that are material to any business of the Target Companies, other than as it relates to rights solely between or among the Target Companies; or (iii) divulge, furnish to or make accessible any Trade Secrets constituting Company IP Rights to any Person that is not subject to an enforceable written agreement to maintain the confidentiality of such Trade Secrets;
(i)   issue or incur any additional Indebtedness except for borrowings under the Target Company’s existing credit facilities or otherwise incurred in the Ordinary Course of Business;
(j)   amend or modify any agreements in respect of Indebtedness in a manner that would be adverse to the Target Companies, taken as a whole, other than as it relates to amendments or modifications solely between or among the Target Companies;
(k)   except as otherwise required by any Plan as in effect on the date of this Agreement and set forth on Section 3.14(a) of the Seller Disclosure Letter or as otherwise required by applicable Law: (i) increase, decrease, make any changes in or grant any increase in the compensation of any Service Provider, except for any increases in the rate of base salary or wage made in the Ordinary Course of Business that does not exceed 10% for any such Person; (ii) grant, promise, pay, or increase any severance, incentive awards (whether or not equity or equity-based), bonus, fringe, transaction, retention, change in control, or other compensation or benefits to any Service Provider; (iii) establish, adopt, enter into, amend, modify, terminate or increase the coverage or benefits under any Plan (or any plan, program, agreement or other arrangement that would be a Plan if in effect on the date hereof); (iv) take any action to accelerate the vesting or payment of, or otherwise fund or secure the payment of, any compensation or benefits under any Plan or otherwise due to any of its current or former employees, directors, officers or other individual service providers; or (v) grant any equity or equity-linked compensation awards;

(l)   hire, engage, terminate (other than for cause), furlough, or temporarily layoff any employee, consultant or other individual service provider with an annual base compensation in excess of $250,000, except as a replacement for a previous employee, consultant or other individual service provider with an annual base compensation in excess of $250,000 (at comparable compensation to the individual being replaced);
(m)   waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor outside of the Ordinary Course of Business;
(n)   negotiate, modify, extend, or enter into any CBA or recognize or certify any labor union, labor organization, works council, employee representative or association or group of employees as the bargaining representative for any employees of any Target Company;
(o)   implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would implicate the WARN Act;
(p)   (i) make, change, revoke, amend, or otherwise modify any material Tax election (including any Income Tax election), including any entity classification election pursuant to Treasury Regulations Section 301.7701-3 (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or any other action to change the classification of any Target Company for U.S. federal (and applicable state and local) income Tax purposes, (ii) change any Tax accounting period or adopt, change or otherwise modify any accounting method, principles or practices with respect to Income Taxes or other material Taxes, (iii) amend, refile or otherwise modify any previously filed material Tax Returns, (iv) prepare or file any Tax Return inconsistent with applicable Laws and the past practices of the Target Company or in a manner that distorts taxable income, including by deferring income or accelerating deductions, (v) settle, consent to, or otherwise compromise (in whole or in part) any Tax audit, examination, investigation, or other proceeding or any Tax liability (including by entering into any closing agreement or other agreement with any tax authority), (vi) consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or the collection of Taxes, (vii) surrender any right to claim a Tax refund, offset, or other reduction in liability, (viii) participate in, initiate any discussions with respect to, or enter into any voluntary disclosure program (or similar program or agreement) with any Governmental Authority, or (ix) fail to pay any material Tax that becomes due and payable (including any estimated Tax payments) (other than any Taxes that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are maintained in accordance with the Accounting Principles);
(q)   authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, restructuring, recapitalization (or equity split or like change in capitalization), dissolution or winding-up of any Target Company;
(r)   make any capital expenditure (or series of related capital expenditures) in an amount exceeding the Threshold Amount that is not provided for in, or fail to make any capital expenditure contemplated in, the agreed upon monthly capital expenditure budgets for 2021 delivered by Seller to Purchaser;
(s)   enter into, terminate (other than automatic termination in accordance with the terms thereof) or modify or amend in any material respect any Contract that, upon entry by any Target Company thereto, constitutes, or would constitute if it had been entered into prior to the date of this Agreement, a Material Contract;
(t)   declare or pay any dividend or distribution on, or make any payment on account of, the purchase, redemption, defeasance, retirement or other acquisition of, any of its shares, capital stock or common shares, as applicable, or make any other distribution in respect thereof, either directly or indirectly whether in cash or property (in each case, other than among the Target Companies or Tax allocation cash payment distributions made in the Ordinary Course of Business);

(u)   (i) accelerate the collection (or discount) of accounts receivables, (ii) intentionally delay or postpone the payment of trade accounts payable or enter into any agreement or negotiation with any party to extend the payment date of any trade accounts payable, or (iii) make any material changes with respect to policies and procedures relating to the establishment of reserves for uncollectable accounts, accrual of accounts receivable, prepayment of expenses, payment of trade accounts payable, accrual of other expenses and deferral of revenue, in each case outside of the Ordinary Course of Business;
(v)   amend, modify, extend, renew or terminate any Lease or enter into any new lease, sublease, license or other agreement for the use or occupancy of any real property; or
(w)   agree to do any of the foregoing, or take any action or omit to take any action which action or omission, respectively, would result in any of the foregoing.
Section 5.02 Operations of Purchaser Prior to the Closing.   During the Interim Period, except as set forth in Section 5.02(a) of the Purchaser Disclosure Letter, as required by Law (including COVID-19 Measures) or expressly permitted by this Agreement or the Ancillary Agreements, or with the prior written approval of Seller (which approval shall not be unreasonably conditioned, withheld, delayed or denied), Purchaser shall not, and shall cause each of its Subsidiaries to not, take any of the following actions:
(a)   seek any approval from Purchaser’s shareholders to, or otherwise, make any change, amendment or modification to any of the Organizational Documents of Purchaser or form any Subsidiary, except as contemplated by the Purchaser Shareholder Proposals;
(b)   seek any approval from Purchaser’s shareholders to, or otherwise, make any change, amendment or modification to the Trust Agreement, except as contemplated by the Purchaser Shareholder Proposals;
(c)   (i) make, change, revoke, amend, or otherwise modify any material Tax election, including any entity classification election pursuant to Treasury Regulations Section 301.7701-3 (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or any other action to change the classification of Purchaser for U.S. federal (and applicable state and local) income Tax purposes, (ii) prepare or file any Tax Return inconsistent with applicable Laws and the past practices of the Purchaser or in a manner that distorts taxable income, including by deferring income or accelerating deductions, (iii) settle, consent to, or otherwise compromise (in whole or in part) any Tax audit, examination, investigation, or other proceeding or any Tax liability (including by entering into any closing agreement or other agreement with any tax authority), (iv) consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or the collection of Taxes, (v) surrender any right to claim a Tax refund, offset, or other reduction in liability, or (vi) participate in, initiate any discussions with respect to, or enter into any voluntary disclosure program (or similar program or agreement) with any Governmental Authority;
(d)   authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a liquidation, dissolution, reorganization or other wind up of the business or operations of Purchaser;
(e)   (i) make or declare any dividend or distribution to the shareholders of Purchaser or make any other distributions in respect of any of Purchaser’s capital stock, (ii) split, combine, reclassify or otherwise amend any terms of any shares or series of Purchaser’s capital stock or (iii) purchase, repurchase, redeem or otherwise acquire any issued and outstanding shares of capital stock, warrants or other equity interests of Purchaser, other than a redemption of Public Shares (prior to the Closing) made as part of the Purchaser Shareholder Redemption;
(f)   other than as expressly required by the Sponsor Support Agreement, enter into, renew or amend in any material respect, any transaction or Contract with an Affiliate of Purchaser (including, for the avoidance of doubt, (x) the Sponsor and (y) any Person in which the Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of 5% or greater);
(g)   incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Purchaser or guaranty any debt securities of another Person, other than any Indebtedness for (i) the Working Capital Loan,

(ii) borrowed money or guarantees incurred in the ordinary course of business necessary to finance its ordinary course administrative costs and expenses and (iii) transaction expenses incurred in connection with the transactions contemplated by this Agreement or Ancillary Agreements;
(h)   incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any material liabilities, debts or obligations, other than Indebtedness permitted to be incurred under Section 5.02(g) and other fees and expenses for professional services incurred in connection with the Transactions;
(i)   (i) issue any shares of Purchaser Common Stock, or securities exercisable for or convertible into shares of Purchaser Common Stock or capital stock of Purchaser, other than the issuance of shares of Purchaser Common Stock pursuant to this Agreement and any Investment Agreements (if applicable) or the Public Rights, Public Warrants, the Sponsor Warrants or the Purchaser Class B Common Stock, (ii) grant any options, warrants or other equity-based awards with respect to Purchaser Common Stock not outstanding on the date hereof or (iii)amend, modify or waive any of the material terms or rights set forth in any Public Warrant or Sponsor Warrant, including any amendment, modification or reduction of the warrant price set forth therein;
(j)   change an annual accounting period for GAAP or adopt or change any material accounting method used by it for GAAP or adopt any material accounting method unless required by GAAP;
(k)   acquire any ownership interest in any real property;
(l)   acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all or a material portion of the assets of, any corporation, partnership, association, joint venture or other business organization or division thereof;
(m)   except as reasonably necessary to consummate the Transactions, enter into, renew, modify or revise in any material respect any material Contract;
(n)   engage in any activities or business, other than activities or business (i) in connection with or incident or related to Purchaser’s incorporation or continuing corporate (or similar) existence, (ii) contemplated by, or incident or related to, this Agreement, any Ancillary Document, the performance of covenants or agreements hereunder or thereunder or the consummation of the Transactions or (iii) those that are administrative or ministerial;
(o)   waive, release, compromise, settle or satisfy any pending or threatened material claim or Action or compromise or settle any Liability that would require monetary payment or impose nonmonetary obligations on Purchaser or any of its Affiliates (or any Target Company after the Closing); or
(p)   agree to do any of the foregoing, or take any action or omit to take any action, which action or omission, respectively, would result in any of the foregoing.
Section 5.03   Access; Notification of Certain Matters.
(a)   During the Interim Period, the officers, employees and authorized Representatives of Purchaser (at Purchaser’s expense) shall have reasonable access during normal business hours upon providing written notice to Seller no later than two (2)Business Days prior to the date of such desired access, to the offices, properties, assets, premises, books and records of Seller or the Target Companies (including audit books) in order for Purchaser to have the opportunity to make such investigation as it may reasonably desire in connection with the consummation of the Transactions; provided, however, that in exercising such access rights, Purchaser and Purchaser’s Representatives will not be permitted to interfere unreasonably with the operations of Seller or the Target Companies. Notwithstanding anything contained herein to the contrary, no such access or examination may be permitted to the extent that it would require Seller or any Target Company to disclose information subject to attorney-client privilege or attorney work-product privilege, conflict with any third-party confidentiality obligations to which Seller or any Target Company is bound, or violate any applicable Law.

(b)   During the Interim Period, the officers, employees and authorized Representatives of Seller (at Seller’s expense) shall have reasonable access during normal business hours upon providing written notice to Purchaser no later than two (2)Business Days prior to the date of such desired access, to the offices, properties, assets, premises, books and records of Purchaser (including audit books) in order for Seller to have the opportunity to make such investigation as it will reasonably desire in connection with the consummation of the Transactions; provided, however, that in exercising such access rights, Seller and Representatives of Seller will not be permitted to interfere unreasonably with the operations of Purchaser. Notwithstanding anything contained herein to the contrary, no such access or examination may be permitted to the extent that it would require Purchaser to disclose information subject to attorney-client privilege or attorney work-product privilege, conflict with any third-party confidentiality obligations to which Purchaser is bound, or violate any applicable Law.
(c)   During the Interim Period, Seller shall disclose to Purchaser in writing any development, fact or circumstance arising before or after the date hereof, that would reasonably be expected to result in the failure of the conditions set forth in Section 6.01 and Section 6.03 to be satisfied.
(d)   During the Interim Period, Purchaser shall disclose to Seller in writing any development, fact or circumstance arising before or after the date hereof, that would reasonably be expected to result in the failure of the conditions set forth in Section 6.02 and Section 6.03 to be satisfied.
Section 5.04   Confidentiality; Public Announcements.
(a)   Purchaser and Seller acknowledge that they are parties to the Confidentiality Agreement, the terms of which are incorporated herein by reference and which shall apply to this Section 5.04. At Closing, the Confidentiality Agreement shall be automatically terminated in its entirety; provided, however, that if for any reason this Agreement is terminated prior to the Closing, the Confidentiality Agreement shall nonetheless continue in full force and effect in accordance with its terms.
(b)   Except as may be required to comply with the requirements of any applicable Law or the rules and regulations of NASDAQ or Euronext, including the filing of any Current Report on Form 8-K or other appropriate filings with the SEC, no Party will issue any press release or other public announcement relating to the subject matter of this Agreement or the Transactions without the prior written consent of the other Party. To the extent a Party is required by Law to issue a press release or other public announcement relating to the subject matter of this Agreement or the Transactions, the disclosing Party and its Representatives shall use commercially reasonable efforts to consult with the other Party to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith.
Section 5.05   Commercially Reasonable Efforts.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Share Sale and the other Transactions, including using commercially reasonable efforts to accomplish the following: (i) the taking of all commercially reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied; (ii) the obtaining of all necessary actions, waivers, consents, approvals, orders and authorizations from Governmental Authorities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Authorities, if any); (iii) the delivery of all notices to, and the obtaining of all consents, approvals or waivers from, third parties required as a result of the Transactions; and (iv) the execution or delivery of any additional instruments reasonably necessary to consummate, and to fully carry out the purposes of, the Transactions.
(b)   Without limiting the generality of the foregoing, other than in connection with the Restructuring, neither Purchaser nor Seller shall, and each shall cause its Affiliates not to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire any assets, if the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation would reasonably be expected to (i) increase the risk, in any material respect, of delaying or not obtaining any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or order of any Governmental Authority necessary to consummate the transactions contemplated hereby or the expiration or termination of any applicable waiting period, (ii) increase the risk, in any material respect, of any Governmental Authority entering an order prohibiting the consummation of the transactions contemplated hereby or (iii) delay the consummation of the transactions contemplated hereby.
Section 5.06   Regulatory Filings.   Within ten (10)Business Days, or as promptly as reasonably practicable, after the date hereof, the Parties shall make, or cause to be made, the filings required (if any) of each of them or any of their respective Subsidiaries or Affiliates under the HSR Act with respect to the Transactions. The Parties shall make, or cause to be made, as promptly as practicable, all filings necessary to obtain all Regulatory Approvals other than the HSR Approval. The Parties shall use their commercially reasonable efforts to: (a) respond to any requests for additional information made by any Governmental Authority; (b) provide the other party with a reasonable opportunity to review and comment on any filing, submission, response to an information request or other (verbal or written) communication to be submitted or made to any Governmental Authority and such receiving party shall consider any such received comments in good faith; (c) keep each other apprised of the status of matters relating to any Regulatory Approval contemplated by this Agreement or any Ancillary Agreement; (d) advise the other Party (and, where applicable, provide a copy) of any written or verbal communications that it receives from any Governmental Authority in respect of such filings (including in respect of any supplementary filings or submissions) and otherwise in connection with satisfying the Regulatory Approvals; (e) provide the other party with a reasonable opportunity to participate in any meetings with any Governmental Authority (subject to any opposition by a Governmental Authority to a particular party’s participation in such meeting) and participate in, or review, any material communication before it is made to any Governmental Authority; and (f) consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either Party in connection with judicial proceedings under or relating to Regulatory Approval. Notwithstanding the foregoing, each Party has the right to redact or otherwise exclude the other Party from receiving any confidential competitively sensitive information required to be shared under this Section 5.06; provided that such other Party’s external counsel shall be entitled to receive such confidential competitively sensitive information on an external counsel only basis. The Parties shall: (i) not agree to an extension of any waiting period or review being undertaken by a Governmental Authority without the other Party’s prior written consent; and (ii) use commercially reasonable efforts to cause any applicable waiting periods to terminate or expire at the earliest possible date.
Section 5.07   Proxy Statement.
(a)   As promptly as reasonably practicable after the date of this Agreement, Purchaser will prepare and file with the SEC a proxy statement containing the information specified in Schedule 14A of the Exchange Act with respect to the Transactions (the “Proxy Statement”) in preliminary form. Purchaser shall as promptly as reasonably practicable notify Seller of the receipt of any oral or written comments from the SEC relating to the Proxy Statement and any request by the SEC for any amendment to the Proxy Statement or for additional information. Purchaser shall use commercially reasonable efforts to cooperate and provide Seller with a reasonable opportunity to review and comment on the Proxy Statement (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC and give due consideration to all comments reasonably proposed by Seller in respect of such documents and responses prior to filing such with or sending such to the SEC, and the Parties will provide each other with copies of all such filings made and correspondence with the SEC. Except in the case of a Change in Recommendation pursuant to Section 5.07(d), the Purchaser Board Recommendation shall be included in the Proxy Statement. Purchaser will use its commercially reasonable efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement. Purchaser will cause the Proxy Statement to be transmitted to the Purchaser Shareholders as promptly as reasonably practicable.
(b)   Seller acknowledges that a substantial portion of the Proxy Statement shall include disclosure regarding the Target Companies. Accordingly, Seller will, as promptly as reasonably practicable after the date of this Agreement, use its commercially reasonable efforts to provide Purchaser with all information concerning the operations and business of the Target Companies and their respective management and operations and financial condition, in each case, required, or reasonably requested by Purchaser, to be included in the Proxy Statement, including (i) the required financial statements of the Target Companies, the Acquired Subsidiaries and the Probable Acquired Subsidiaries prepared in accordance with SEC Guidance, including the requirements of Regulation S-X and a related consent from the Company’s independent public accountants, (ii) required selected financial data of the Target Companies, the Acquired Subsidiaries and the Probable Acquired Subsidiaries required by Item 301 of Regulation S-K, and (iii) required management’s discussion& analysis for the periods required under applicable SEC Guidance. Without limiting the generality of the foregoing, Seller shall use its commercially reasonable efforts to cooperate with Purchaser in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with SEC Guidance, including the requirements of Regulation S-X. Seller shall use commercially reasonable efforts to make the managers, directors, officers and employees of the Target Companies available to Purchaser and its counsel (and other Representatives engaged in connection with the preparation of the Proxy Statement) in connection with the drafting of the Proxy Statement, as reasonably requested by Purchaser, and responding in a timely manner to comments on the Proxy Statement and such other filings from the SEC.
(c)   Purchaser will take, in accordance with applicable Law, NASDAQ rules and the Organizational Documents of Purchaser, all action necessary to call, hold and convene a meeting of the holders of Purchaser Common Stock (including any permitted adjournment) (the “Purchaser Special Meeting”) to consider and vote upon the Purchaser Shareholder Proposals as promptly as practicable after the filing of the Proxy Statement in definitive form with the SEC. Once the Purchaser Special Meeting to consider and vote upon the Purchaser Shareholder Proposals has been called and noticed, except as required by Law, Purchaser will not postpone or adjourn the Purchaser Special Meeting without the consent of Seller (which consent will not be unreasonably withheld, conditioned or delayed) other than (i) for the absence of a quorum, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that Purchaser has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated to and reviewed by the Purchaser Shareholders prior to the Purchaser Special Meeting, or (iii) an adjournment or postponement to solicit additional proxies from the Purchaser Shareholders to the extent Purchaser has determined in good faith that such adjournment or postponement is reasonably necessary to obtain the approval of the Purchaser Shareholder Proposals, provided that, in the case of an postponement or adjournment in accordance with clause (i), (ii) or (iii), above, such postponement or adjournment may be no more than the earlier of (i) fifteen (15) Business Days from the original date of the Purchaser Special Meeting and (ii) four (4) Business Days prior to the Termination Date. Subject to Section 5.07(d), following delivery of the Proxy Statement to the Purchaser Shareholders, Purchaser will use commercially reasonable efforts to solicit approval of the Purchaser Shareholders Proposals by the Purchaser Shareholders.
(d)   Subject to this Section 5.07(d), the Purchaser Board will recommend that the Purchaser Shareholders approve the Purchaser Shareholder Proposals (the “Purchaser Board Recommendation”). Notwithstanding the foregoing, at any time prior to obtaining approval of the Purchaser Shareholder Proposals, the Purchaser Board may fail to make, amend, change, withdraw, modify, withhold or qualify the Purchaser Board Recommendation (any such action a “Change in Recommendation”) in response to an Intervening Event if the Purchaser Board shall have concluded in good faith, after consultation with its outside legal advisors and financial advisors, that a failure to make a Change in Recommendation would be a breach of the Purchaser Board’s fiduciary obligations to the Purchaser Shareholders under applicable Law, provided, that: (A) Seller shall have received written notice from Purchaser of Purchaser’s intention to make a Change in Recommendation at least five (5) Business Days prior to the taking of such action by Purchaser (the “Intervening Event Notice Period”), which notice shall specify the applicable Intervening Event in reasonable detail, (B) during such period and prior to making a Change in Recommendation, if requested by Seller, Purchaser and its representatives shall have negotiated in good faith with Seller and its Representatives regarding any revisions or adjustments proposed by Seller to the terms and conditions of this Agreement as would enable Purchaser to proceed with its Purchaser Board Recommendation and not make such Change in Recommendation and (C) Purchaser may make a Change in Recommendation only if the Board of Directors of Purchaser, after considering in good faith any revisions or adjustments to the terms and conditions of this Agreement that Seller shall have, prior to the expiration of the 5-Business Day period, proposed, continues to determine in good faith that failure to make a Change in Recommendation would be a breach of its fiduciary duties to the Purchaser Shareholders under applicable Law. An “Intervening Event” shall mean any fact, circumstance, occurrence, event, development, change or condition or combination thereof that (i) was not known or reasonably foreseeable to Purchaser or the Purchaser Board as of the date of this Agreement and (ii) does not relate to any alternative transaction; provided, however, that (1) any change in the price or trading volume of shares of Purchaser Common Stock shall not be taken into account for purposes of determining whether an Intervening Event has occurred (provided that the underlying factors may be taken into account); (2) in no event shall any fact, circumstance, occurrence, event, development, change or condition or combination thereof that has had or would reasonably be expected to have an adverse effect on the business or financial condition of the Target Companies constitute an Intervening Event unless such event, fact, circumstance or development constitutes a Seller Material Adverse Effect; and (3)the Target Companies meeting, failing to meet or exceeding projections shall not be taken into account for purposes of determining whether an Intervening Event has occurred (provided that the underlying factors may be taken into account). Purchaser agrees that, unless the Agreement is terminated in accordance with its terms, its obligation to establish a record date for, duly call, give notice of, convene and hold the Purchaser Special Meeting for the purpose of voting on the Purchaser Shareholder Proposals in accordance with the terms of this Agreement shall not be affected by any Change in Recommendation, and Purchaser agrees to establish a record date for, duly call, give notice of, convene and hold the Purchaser Special Meeting and submit for the approval of the Purchaser Shareholders the matters contemplated by the Proxy Statement in accordance with the terms of this Agreement, regardless of whether or not there shall be any Change in Recommendation.
(e)   If at any time prior to the Closing Date, any event, circumstance or information relating to Purchaser, Seller or any of their respective Affiliates, officers or directors or other Representatives should be discovered by Purchaser or Seller, as applicable, that in the reasonable judgment of Purchaser or Seller, as applicable, should be set forth in an amendment or supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties, and an appropriate amendment or supplement describing such information shall be filed as promptly as reasonably practicable with the SEC by Purchaser and, to the extent required by Law, disseminated to the holders of shares of Purchaser Common Stock.
(f)   Subject to this Section 5.07, Purchaser shall use commercially reasonable efforts to complete the Purchaser Share Redemption as promptly as practicable and shall not terminate or withdraw the Purchaser Share Redemption other than in connection with the valid termination of this Agreement. Purchaser shall extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC, NASDAQ or the respective staff thereof that is applicable to the Purchaser Share Redemption. Nothing in this Section 5.07(f) shall (i) impose any obligation on Purchaser to extend the Purchaser Share Redemption beyond the Outside Date, or (ii) be deemed to impair, limit or otherwise restrict in any manner the right of Purchaser to terminate this Agreement in accordance its terms.
Section 5.08   Listing.   During the Interim Period, Purchaser shall use all reasonable efforts that are necessary or desirable for Purchaser to remain listed as a public company on, and for the shares of Purchaser Common Stock to be tradable over, NASDAQ.
Section 5.09   Insurance Policy.   As soon as practicable after the Closing but not more than sixty (60) days thereafter, Purchaser shall obtain “key man” and disability insurance policies on Vincent Browne.
Section 5.10   No Claim Against the Purchaser Trust Account.   Seller acknowledges that it has read the Prospectus and that Purchaser has established the Purchaser Trust Account from the proceeds of Purchaser’s February 2022 initial public offering (“IPO”) and from certain private placements occurring simultaneously with the IPO for the benefit of Purchaser’s holders of Public Shares (“Public Shareholders”)

and certain parties (including the underwriters of the IPO) and that, except for a portion of the interest earned on the amounts held in the Purchaser Trust Account, Purchaser may disburse monies from the Purchaser Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their shares of Purchaser Common Stock in connection with the consummation of Purchaser’s Business Combination; (b) to the Public Shareholders if Purchaser fails to consummate a Business Combination within fifteen (15) months, or if a three-month extension is exercised at Purchaser’s sole discretion, eighteen (18) months, from the closing of the IPO; (c) any amounts necessary to pay any Taxes; or (d) to, or on behalf of, Purchaser after or concurrently with the consummation of a Business Combination. Seller hereby agrees that it does not now and shall not at any time hereafter have (other than their rights upon Closing) any right, title, interest or claim of any kind in or to any monies in the Purchaser Trust Account or distributions therefrom, or make any claim prior to Closing against the Purchaser Trust Account, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Claims”). Seller hereby irrevocably waives any Claims it may have against the Purchaser Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with Purchaser and will not, prior to the Closing, seek recourse against the Purchaser Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement). For the avoidance of doubt, notwithstanding anything to the contrary contained herein, the waivers under this Section 5.10 will continue to apply at and after the Closing or termination of this Agreement (as applicable) to distributions made to redeeming Public Shareholders and for transaction expenses paid (including deferred IPO underwriting discount and expenses payable to Purchaser’s underwriters in connection with the IPO). Seller agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Purchaser to induce it to enter into this Agreement. This Section 5.10 shall not limit the right of Seller to seek specific performance against Purchaser pursuant to Section 9.12, including the right to seek specific performance against Purchaser to require Purchaser to take such actions contemplated by this Agreement subject to the satisfaction of Purchaser’s conditions to the Closing in Section 6.01 and Section 6.03, and to comply with the terms of the Purchaser Trust Agreement, including distribution of funds from the Purchaser Trust Account upon the Closing in accordance with the terms of this Agreement.
Section 5.11   Section 16 Matters.   Prior to the Closing, the Purchaser Board, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the issuance of shares of Purchaser Common Stock by Purchaser, in each case, pursuant to this Agreement to any officer, director or shareholder (by reason of “director by deputization”) of the Target Companies who is expected to become a “covered person” of Purchaser for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder shall be an exempt transaction for purposes of Rule 16b-3 promulgated under the Exchange Act.
Section 5.12   Transaction Litigation.   Each of Purchaser, on the one hand, and Seller, on the other hand, shall cooperate with the other and use commercially reasonable efforts in the defense or settlement of any third-party Action relating to the Transactions which is brought or threatened in writing against (a) Purchaser and/or any of their respective directors or officers, or (b) Seller, any of the Target Companies and/or any of their respective directors or officers. Such cooperation between the Parties shall include (i) keeping the other Party reasonably and promptly informed of any developments in connection with any such Action, (ii) giving the other Party a reasonable opportunity to participate in any such Action or settlement thereof (and consider in good faith the suggestions of the other Party in connection therewith), (iii) utilizing counsel reasonably agreeable to the Parties (such agreement to counsel not to be unreasonably withheld, conditioned or delayed), and (iv) refraining from compromising, settling, consenting to any order or entering into any agreement in respect of, any such Action without the written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).
Section 5.13   [Reserved].
Section 5.14   Director and Officer Liability; Indemnification.
(a)   From and after the Closing, Purchaser agrees that it shall indemnify and hold harmless each present and former director and officer of (x) each Target Company (the “Company Indemnified Parties”) and (y) Purchaser (the “Purchaser Indemnified Parties” and together with the Company Indemnified Parties, the “D&O Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Closing, whether asserted or claimed prior to, at or after the Closing, to the fullest extent that the Target Companies or Purchaser, as the case may be, would have been permitted under applicable Law and its respective certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other organizational documents in effect on the date of this Agreement to indemnify such D&O Indemnified Parties (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, Purchaser shall, and shall cause its Subsidiaries to (i) maintain provisions in its Organizational Documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of Purchaser’s and its Subsidiaries’ (including the Target Companies’) former and current officers, directors, employees, and agents that are no less favorable to those Persons than the provisions of the Organizational Documents of the Target Companies, Purchaser or their respective Subsidiaries, as applicable, in each case, as of the date of this Agreement, and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.
(b)   For a period of six (6) years from the Closing, Purchaser shall maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by Purchaser’s, the Target Companies’ or their respective Subsidiaries’ directors’ and officers’ liability insurance policies (true, correct and complete copies of which have been heretofore made available to Purchaser or its agents or representatives) on terms not less favorable than the terms of such current insurance coverage, except that in no event shall Purchaser be required to pay an annual premium for such insurance in excess of three hundred percent (300%) of the aggregate annual premium payable by Purchaser or the Target Companies, as applicable (whichever premium being higher), for such insurance policy for the year ended December 31, 2021 (the “Maximum Annual Premium”); provided, that, if the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then Purchaser shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as Purchaser’s or the Target Companies’ current directors’ and officers’ liability insurance carrier; provided, however, that (i) Purchaser may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six (6)year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Closing and (ii) if any claim is asserted or made within such six (6) year period, any insurance required to be maintained under this Section 5.14 shall be continued in respect of such claim until the final disposition thereof.
(c)   Notwithstanding anything contained in this Agreement to the contrary, this Section 5.14 shall survive the consummation of the Transactions indefinitely and shall be binding, jointly and severally, on Purchaser and all successors and assigns of Purchaser. In the event that Purchaser, the Target Companies or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Purchaser shall ensure that proper provision shall be made so that the successors and assigns of Purchaser shall succeed to the obligations set forth in this Section 5.14.
(d)   On the Closing Date, Purchaser shall enter into customary indemnification agreements reasonably satisfactory to Seller and Purchaser with the post-Closing directors and officers of Purchaser, which indemnification agreements shall continue to be effective following the Closing.
Section 5.15   Third Party Consents and Notices.   Prior to the Closing Date, Seller shall give any notices to third parties, and use commercially reasonable efforts to obtain any consents under any Material Contract that are required as a result of the Transactions, including Contracts set forth on Section 5.15 of the Seller Disclosure Letter; provided, however, that Seller and Purchaser shall coordinate and cooperate in determining whether any actions, notices, consents, approvals or waivers are required to be given or obtained, or should be given or obtained, from parties to any Material Contract in connection with consummation of the Transactions and in seeking any such actions, notices, consents, approvals or waivers. Assuming Seller has complied with this Section 5.15 in all material respects, obtaining any consents, approvals or waivers shall not, in and of itself, be a condition to Closing.
Section 5.16   Employment Agreements.   During the Interim Period, the Parties will use commercially reasonable efforts to cause each of the Key Employees to enter into an employment agreement, to be effective as of the Closing, based on the terms and conditions as reasonably and mutually agreed upon by, Purchaser, Seller and such employees (the “Key Employee Employment Agreements”); provided that the Parties acknowledge and agree that the entry into such Key Employee Employment Agreements is not, and shall not be, a condition to Closing.
Section 5.17   No Purchaser Transactions.   During the Interim Period, except as otherwise contemplated hereby, neither Seller nor any of its Affiliates, directly or indirectly, shall engage in any transactions involving the securities of Purchaser without the prior written consent of Purchaser.
Section 5.18   Acquisition Proposals and Alternative Transactions.
(a)   During the Interim Period, Purchaser will not, and it will cause its Affiliates and its and their respective Representatives not to, directly or indirectly: (a) solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Purchaser Acquisition Proposal; (b) furnish or disclose any non-public information to any Person in connection with or that could reasonably be expected to lead to a Purchaser Acquisition Proposal; (c) enter into any agreement, arrangement or understanding regarding a Purchaser Acquisition Proposal or (d) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing.
(b)   During the Interim Period, Seller will not, and each will cause their Affiliates and their respective Representatives not to, directly or indirectly: (a) solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Seller Acquisition Proposal; (b) furnish or disclose any non-public information to any Person in connection with or that could reasonably be expected to lead to a Seller Acquisition Proposal; (c) enter into any agreement, arrangement or understanding regarding a Seller Acquisition Proposal or (d) otherwise cooperate with, assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing.
Section 5.19   Purchaser Public Filings.   During the Interim Period, Purchaser will use reasonable efforts to keep current, accurate and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Laws.
Section 5.20   Financial Statements.   As promptly as reasonably practicable after the date of this Agreement, Seller shall deliver to Purchaser the PCAOB Audited Financial Statements, the audited and unaudited financial statements of the Acquired Subsidiaries and the Probable Acquired Subsidiaries, in each case in the form and to the extent that are required to be included in the Proxy Statement, and any other audited and unaudited consolidated balance sheets and the related audited or unaudited consolidated accounts of Seller that are required to be included in the Proxy Statement. Each Party shall each use its commercially reasonable efforts (a) to assist the other, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of Seller or Purchaser, in preparing in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Proxy Statement and any other filings to be made by Purchaser with the SEC in connection with the Transactions and (b) to obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC in connection therewith.
Section 5.21   Available Cash.   If condition in Section 6.02(e) is not satisfied but is waived by Seller and the Closing occurs, then each of the Locked-Up Persons shall execute an agreement extending the transfer restrictions included in the Insider Letter Agreement that are applicable to the shares of Purchaser Common Stock (including the shares of Purchaser Common Stock issuable on conversion of Purchaser Class B Common Stock) held by or attributable to such Locked-Up Persons such that one-quarter of such

Locked-Up Person’s shares of Purchaser Common Stock (including the shares of Purchaser Common Stock issuable on conversion of Purchaser Class B Common Stock) shall be subject to a two-year transfer restriction instead of a one-year transfer restriction and Section 5(a)(A) of the Insider Letter Agreement shall be extended accordingly (the “Lock-Up Extension Agreement”). For the avoidance of doubt, the other three-quarters of such Locked-Up Person’s shares of Purchaser Common Stock (including the shares of Purchaser Common Stock issuable on conversion of Purchaser Class B Common Stock) shall not be subject to the Lock-Up Extension Agreement.
ARTICLE VI
CONDITIONS TO CLOSING
Section 6.01   Conditions to Obligations of Purchaser.   The obligations of Purchaser to consummate the Transactions are subject to the satisfaction of the following conditions on or before the Closing, any and all of which may be waived in whole or in part by Purchaser, to the extent permitted by applicable Law:
(a)   Accuracy of Representations of Seller.   (i) The representations and warranties of Seller set forth in Article III (other than the Seller Fundamental Representations) shall be true and correct in all respects (without giving effect to materiality, Seller Material Adverse Effect or similar phrases in such representations and warranties), on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties of Seller to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Seller Material Adverse Effect, and (ii) the Seller Fundamental Representations will be true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).
(b)   Compliance with Covenants.   Seller shall have performed or complied with all agreements and covenants required by this Agreement and the Ancillary Agreements to be performed or complied with by it at or prior to the Closing Date, in each case in all material respects.
(c)   No Seller Material Adverse Effect.   There shall not have occurred a Seller Material Adverse Effect since the date hereof that is continuing.
(d)   Closing Certificate.   Seller shall have delivered to Purchaser a certificate, signed by an executive officer of Seller and dated as of the Closing Date, certifying as to the matters set forth in Section 6.01(a), Section 6.01(b) and Section 6.01(c).
Section 6.02   Conditions to Obligations of Seller.   The obligations of the Seller to consummate the Transactions are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by Seller to the extent permitted by applicable Law:
(a)   Accuracy of Representations of Purchaser.   (i) The representations and warranties of Purchaser set forth in Article IV (other than the Purchaser Fundamental Representations) shall be true and correct in all respects (without giving effect to materiality, Purchaser Material Adverse Effect or similar phrases in such representations and warranties), on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties of Purchaser to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Purchaser Material Adverse Effect, and (ii) the Purchaser Fundamental Representations will be true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).

(b)   Compliance with Covenants.   Purchaser shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, in each case in all material respects.
(c)   No Purchaser Material Adverse Effect.   There shall not have occurred a Purchaser Material Adverse Effect since the date hereof that is continuing.
(d)   Closing Certificate.   Purchaser shall have delivered to Seller a certificate, signed by an executive officer of Purchaser and dated as of the Closing Date, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b) and Section 6.02(c).
(e)   Available Cash.   The amount of Available Cash shall be equal to or greater than $25,000,000.
Section 6.03   Conditions to Each Party’s Obligations.   The obligations of each Party to consummate the Transactions are subject to the satisfaction of the following conditions:
(a)   Receipt of HSR Approval.   The HSR Approval, if required, shall have been obtained.
(b)   No Restraint.   No provision of any applicable Law or Governmental Order shall be in effect prohibiting the consummation of the Transactions (including the Share Sale), and there shall not be any pending Action by any Governmental Authority which would reasonably be expected to result in the issuance of any such Governmental Order.
(c)   Purchaser Shareholder Approval.   The approval of the Purchaser Shareholder Proposals other than the advisory charter proposal; (the “Purchaser Shareholder Approval”) shall have been duly obtained in accordance with the Laws of the State of Delaware, the Organizational Documents of Purchaser and the rules and regulations of NASDAQ.
(d)   Listing.   The shares of Purchaser Common Stock to be issued pursuant to the Transactions and any Investment Agreements, if applicable, shall have been conditionally approved for listing on NASDAQ, subject to official notice of the issuance thereof and any requirement to have a sufficient number of round lot holders of shares of Purchaser Common Stock.
(e)   Net Tangible Assets.   Purchaser shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1)of the Exchange Act) remaining after the closing of the Purchaser Share Redemption.
ARTICLE VII
TERMINATION
Section 7.01   Termination by Mutual Consent.   This Agreement may be terminated, and the Transactions may be abandoned at any time prior to the Closing by the mutual written consent of Purchaser and Seller.
Section 7.02   Termination by Purchaser or Seller.   This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing by either Purchaser or Seller if any injunction or other Governmental Order of any Governmental Authority preventing the consummation of the Transactions (including the Share Sale) shall have become final and non-appealable.
Section 7.03   Termination by Seller.   Seller may terminate this Agreement at any time prior to the Closing by written notice to Purchaser:
(a)   upon a material breach of any representation, warranty, covenant or agreement on the part of Purchaser set forth in this Agreement or the Ancillary Agreements, or if any representation or warranty of Purchaser shall have become untrue or incorrect, in either case which has rendered the satisfaction of the conditions set forth in Section 6.02(a) or Section 6.02(b) incapable of fulfillment, and such violation or breach has neither been waived by Seller nor (if capable of being cured) cured by Purchaser within thirty (30) days of Purchaser’s receipt of written notice of such violation or breach from Seller; provided, however, that the right to terminate this Agreement under this Section 7.03(a) shall not be available to Seller if Seller is then in material breach of any representation, warranty, covenant or agreement set forth in this Agreement or the Ancillary Agreements that has not been cured; or

(b)   if (i) the Closing shall not have occurred by May 26, 2023 (the “Termination Date”), provided, that the Termination Date may be extended to a later date by mutual written consent of Purchaser and Seller, in which case such later date shall be deemed the Termination Date for purposes of this Agreement; and (ii) the failure of the Closing to occur on or before the Termination Date is not caused by a failure of Seller to perform and comply in all material respects with its covenants and agreements contained in this Agreement or any of the Ancillary Agreements that are required to be performed or complied with at or prior to Closing.
Section 7.04   Termination by Purchaser.   Purchaser may terminate this Agreement at any time prior to the Closing by written notice to Seller:
(a)   upon a material breach of any representation, warranty, covenant or agreement on the part of Seller set forth in this Agreement or the Ancillary Agreements, or if any representation or warranty of Seller shall have become untrue or incorrect, in either case which has rendered the satisfaction of the conditions set forth in Section 6.01(a), Section 6.01(b) or Section 6.01(c) incapable of fulfillment, and such violation or breach has neither been waived by Purchaser nor (if capable of being cured) cured by Seller within 30 days of Seller’s receipt of written notice of such violation or breach from Purchaser; provided, however, that the right to terminate this Agreement under this Section 7.04(a) shall not be available to Purchaser if Purchaser is then in material breach of any representation, warranty, covenant or agreement set forth in this Agreement or the Ancillary Agreements that has not been cured;
(b)   if (i) the Closing shall not have occurred by the Termination Date and (ii) the failure of the Closing to occur on or before the Termination Date is not caused by a failure of Purchaser to perform and comply in all material respects with its covenants and agreements contained in this Agreement or any of the Ancillary Agreements that are required to be performed or complied with at or prior to Closing; or
(c)   if Seller fails to consummate the Transactions on the fifth (5th) Business Day following the later of (A) the day on which the last of the conditions set forth in Sections 6.02 and 6.03 (excluding conditions that, by their nature are to be satisfied at the Closing) are satisfied and (B) the date on which Purchaser delivers written notice to Seller that the condition in the foregoing clause (A) is satisfied and Purchaser has irrevocably confirmed that it is ready, willing and able to consummate the Transactions and is prepared to satisfy the conditions set forth in Sections 6.02 and 6.03 that cannot be satisfied until Closing on such date.
Section 7.05   Effect of Termination.   Subject to Section 7.06, if this Agreement is terminated pursuant to this Article VII, all further obligations of the Parties under this Agreement (other than those contained in Section 5.10, this Section 7.05, Article IX and the Confidentiality Agreement, which shall continue in effect) shall be terminated and shall be of no further force and effect, and no Party or its respective Representatives or Affiliates will have any further liability to any other Party; provided that nothing herein shall relieve any Party from liability for such Party’s breach of this Agreement prior to the date of termination or for fraud under applicable Law.
Section 7.06   Termination Fee.   If Purchaser terminates this Agreement pursuant to Section 7.04(c), then Seller shall promptly pay Purchaser a termination fee of $2,000,000 (the “Termination Fee”). Seller acknowledges and agrees that (i) the Termination Fee is a fair and reasonable estimate of the actual damages suffered by Purchaser, which amount would otherwise be impossible to calculate with precision, (ii) the Termination Fee constitutes liquidated damages hereunder and is not intended to be a penalty, and (iii) the Termination Fee shall be the sole and exclusive remedy available to Purchaser against Seller; provided, however, that the limitations set forth in this Section 7.06 shall not apply to the Liabilities arising from a finding of fraud committed by Seller, as determined by a final, non-appealable order in a court of competent jurisdiction.
ARTICLE VIII
TAX MATTERS
Section 8.01   Cooperation.   After the Closing Date, Purchaser and Seller shall provide each other with reasonable cooperation in connection with the preparation and filing of Tax Returns of the Target Companies, any other Tax Returns or Tax filings contemplated by this Agreement and any Tax audit, contest, claim or other proceeding in respect of any Tax Returns or Taxes of the Target Companies in each case with respect to Pre-Closing Tax Periods, and shall make available to the other and to any taxing authority as reasonably requested, all information, records or documents relating to Tax liabilities or potential Tax liabilities of the Target Companies for all periods that end prior to or on, or that include, the Closing Date and shall preserve all such information, records and documents until the expiration of any statute of limitations or extensions thereof.
Section 8.02   Straddle Period Allocation.   For purposes of the Agreement, in the case of a Straddle Period, the amount of Taxes allocable to the Pre-Closing Tax Period portion of such Straddle Period shall be (a) in the case of property Taxes and other Taxes imposed on a periodic basis without regard to income, gross receipts, payroll or sales, deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days in the portion of such Straddle Period ending at the end of the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period and (b) in the case of all other Taxes, determined based on an interim closing of the books as of the close of business on the Closing Date (and for such purpose, the taxable period of any “controlled foreign corporation” (within the meaning of Section 957(a) of the Code), partnership, or other pass-through entity in which any Target Company holds a beneficial interest shall be deemed to terminate at such time), as if the taxable period of that entity ended as of the close of business on the Closing Date); provided that exemptions, allowances or deductions that are calculated on an annual (or monthly) basis (including depreciation and amortization deductions), other than with respect to property placed in service after the Closing, shall be allocated on a daily basis.
Section 8.03   Pass-Through Tax Returns.   Any Pass-Through Tax Returns of the Relevant Target Companies that Purchaser prepares and files, or causes to be prepared and filed, for any Pre-Closing Tax Period that are to be filed after the Closing Date (the “Purchaser Prepared Returns”) shall be prepared in a manner consistent with the Relevant Target Company’s past practices (to the extent supportable at a “more likely than not” or higher level of comfort), except as otherwise required by applicable Law. Each Purchaser Prepared Return filed after the Closing Date (taking into account applicable extensions) shall be submitted to Seller for review no later than thirty (30) days prior to the due date for filing such Purchaser Prepared Return (taking into account applicable extensions). Purchaser shall consider in good faith all reasonable comments timely received from Seller in writing no later than fifteen (15) days prior to the due date for filing any such Purchaser Prepared Return (taking into account applicable extensions). Notwithstanding the foregoing, each Purchaser Prepared Return for the Company for any Straddle Period for which the “interim closing method” under Section 706 of the Code (or any similar provision of state, local or non-U.S. Tax Law) is available shall be prepared in accordance with such method (with such interim closing occurring as of end of business on the Closing Date), except as otherwise required by applicable law. Purchaser shall prepare, or cause to be prepared, all other Tax Returns of the Target Companies that are filed after the Closing Date for which are not Purchaser Prepared Returns.
Section 8.04   Push-Out Election.   Notwithstanding anything else to the contrary, with respect to any Tax audit, examination, or other proceeding by any Governmental Authority relating to any Pass-Through Tax Returns of a Relevant Target Company for any Pre-Closing Tax Period (each, a “Tax Proceeding”), a valid “push out” election under Section 6226 of the Code and the Treasury Regulations promulgated thereunder (and applicable state or local income Tax law) shall be made to the extent such election is available for any Pre-Closing Tax Period (or portion thereof).
Section 8.05   Tax Sharing Agreements.   All Tax allocation, indemnification, sharing, gross-up, or similar Contracts or arrangements with respect to or involving a Target Company, on the one hand, and Seller and its Affiliates (other than the Target Companies), on the other hand, shall be terminated as of the Closing Date, thereby extinguishing any obligations or liabilities of the Target Companies thereunder.
Section 8.06   Purchase Price Allocation.   Within thirty (30) days of the determination of the Final Consideration pursuant to Section 2.05, Seller shall provide the Purchaser Representative with a statement that allocates (the “Purchase Price Allocation”) the Final Consideration (any other amounts required to be taken into account for U.S. federal income tax purposes) among the appropriate assets of Seller in accordance with the applicable Law. The Purchaser Representative shall have the right to raise reasonable objections to any portion of the initial Purchase Price Allocation within thirty (30) days after its receipt thereof from Seller by delivering written notice to Seller setting forth in reasonable detail its objections to the initial Purchase Price Allocation and the reasons therefor. Unless the Purchaser Representative raises objections in accordance with the preceding sentence, the Purchaser Representative shall be deemed to have agreed to the initial Purchase Price Allocation as prepared by Seller. The Purchaser Representative and Seller shall attempt to resolve any objections raised by the Purchaser Representative within such thirty (30)-day period. To the extent the Parties agree on the Purchase Price Allocation, the Parties shall prepare and file all Tax Returns in a manner consistent with the Purchase Price Allocation and shall not take any position on any Tax Return or in the course of any Tax audit, review, litigation, or other proceeding inconsistent with the Purchase Price Allocation, unless otherwise required by a final “determination” within the meaning of Section 1313 of the Code (or any similar or corresponding provision of state, local, or non-U.S. Law) or a revised Purchase Price Allocation as mutually agreed by the Parties.
Section 8.07   Tax Treatment.   The Parties acknowledge and agree that the Transactions are intended to be treated for U.S. federal (and applicable state and local) income Tax purposes as a contribution described in Section 351(a) of the Code. The Parties shall prepare and file all Tax Returns in a manner consistent with such intended tax treatment and shall not take any position on any Tax Return or in the course of any Tax audit, review, litigation, or other proceeding inconsistent with such intended tax treatment, unless otherwise required by applicable Law.
Section 8.08   Transfer Taxes.   All transfer Taxes, stamp Taxes and other sales, use, documentary, excise, and similar Taxes, if any, that are imposed on the Transactions (collectively, “Transfer Taxes”), shall be borne by Seller. The Person responsible under Law for filing the Tax Returns with respect to such Transfer Taxes shall prepare and timely file such Tax Returns and promptly provide a copy of such Tax Return to Seller or Purchaser, as applicable. The Parties shall reasonably cooperate to timely prepare and file any Tax Returns or other filings relating to any Transfer Taxes, including any claim for exemption or exclusion from the application or imposition of any Transfer Taxes. If Seller is not responsible for filing such Tax Return, Seller shall pay to the Person responsible for filing such Tax Return all Transfer Taxes that it owes pursuant to this Section 8.08 within five (5) Business Days of written demand from the Person responsible for filing such Tax Return, provided that no payment shall be required more than three (3) days before the Transfer Tax is required to be paid.
ARTICLE IX
GENERAL PROVISIONS
Section 9.01   Survival.   None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate at the Closing. Notwithstanding the foregoing, neither this Section 9.01 nor anything else in this Agreement to the contrary shall limit: (a) the survival of any covenant or agreement of the Parties which by its terms is required to be performed or complied with in whole or in part after the Closing, which covenants and agreements shall survive the Closing in accordance with their respective terms; (b) any claim against Seller in connection with the Restructuring if timely made pursuant to the applicable statute of limitations for such claim or (c) any claim against any Person with respect to fraud or willful breach of this Agreement if timely made pursuant to the applicable statute of limitations for such claim.
Section 9.02   Indemnification by Seller.   From and after the Closing, Seller shall be liable for, and shall indemnify and hold harmless Purchaser from and against any and all losses, Liabilities, actions, claims, demands, judgments, obligations, damages, Taxes, interest, awards, fines, penalties, costs and expenses (including out-of-pocket legal fees, costs and expenses incurred in investigating, preparing or defending the foregoing), asserted against, incurred, sustained or suffered by Purchaser as a result of, arising out of or otherwise relating to the Restructuring. If Purchaser has a claim for indemnification pursuant to this Section 9.02, then the Purchaser Representative shall give Seller written notice of such claim, and such claims, to the extent not mutually resolved between Seller and the Purchaser Representative, shall be resolved in accordance with the dispute resolution provisions set forth in Section 9.04.
Section 9.03   Governing Law.   This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware (without reference to its choice of Law rules).

Section 9.04   Consent to Jurisdiction, Waiver of Jury Trial.
(a)   Any Action that is based upon, arises out of, in connection with or relates to this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby (a “Dispute “) must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the Parties irrevocably and unconditionally (i) consents and submits to the exclusive jurisdiction of each such court in any such Dispute, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Dispute shall be heard and determined only in any such court, and (iv) agrees not to bring any Dispute based upon, arising out of or relating to this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any Action permitted by Law or to commence an Action or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 9.04.
(b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY DISPUTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE.
Section 9.05 Notices.   All notices or other communications, including service of process, required or permitted hereunder shall be in writing and shall be deemed given or delivered and received on the earliest of (a) the day when delivered, if delivered personally, (b) two (2) Business Days after deposit for next-day delivery with a nationally or internationally recognized courier or overnight service such as Federal Express or DHL (or upon any earlier receipt confirmed in writing by such service), (c) seven (7) Business Days after mailing via U.S. certified or registered mail, return receipt requested, or (d) the date sent, with no mail undeliverable or other rejection notice, if sent by email, in each case addressed as follows:
If to Purchaser, to:
Clean Earth Acquisitions Corp.
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
Attn:
Aaron Ratner

E-mail:
aaron@carbonfoundry.com

with a copy (which shall not constitute notice) to:
Proskauer Rose LLP
2029 Century Park East, Suite 2400
Los Angeles, CA 90067
Attention:
Will Chuchawat

Email:
WChuchawat@proskauer.com

If to Purchaser Representative, to:
Clean Earth Acquisitions Sponsor, LLC
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
Attn:
Alexander Greystoke

E-mail:
AlexHSC2@gmail.com

with a copy (which shall not constitute notice) to:
Proskauer Rose LLP
2029 Century Park East, Suite 2400
Los Angeles, CA 90067
Attention:
Will Chuchawat

Email:
WChuchawat@proskauer.com

If to Seller, to:
Alternus Energy Group Plc
Suite 9 & 10
Plaza 212
Blanchardstown Corporate Park 2
Dublin D15 R504
Ireland
Attn:
Tali Durant

E-mail:
td@alternusenergy.com

with a copy (which shall not constitute notice) to:
Carmel, Milazzo& Feil LLP
55 West 39th Street, 18th Floor
New York, NY 10018
Attn:
Ross D. Carmel, Esq.

E-mail:
rcarmel@cmfllp.com

and to such other address or addressee as any such Party has specified by prior written notice to the other Party in accordance with this Section 9.05.
Section 9.06   Assignment; Successors and Assigns; No Third Party Rights.   Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other Party, be assigned by operation of Law or otherwise, and any attempted assignment shall be null and void ab initio. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, permitted assigns and legal representatives, and nothing herein, express or implied, it intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, that the D&O Indemnified Parties shall be third party beneficiaries and entitled to enforce Section 5.14, the Released Parties shall be third party beneficiaries and entitled to enforce Section 9.13, Carmel, Milazzo & Feil LLP shall be a third party beneficiary and entitled to enforce Section 9.15(a), and Proskauer Rose LLP shall be a third party beneficiary and entitled to enforce Section 9.15(b).
Section 9.07   Entire Agreement; Amendments; Waiver.
(a)   This Agreement and the Exhibits and Disclosure Letters referred to herein, the Ancillary Agreements and the Confidentiality Agreement contain the entire understanding of the Parties with regard to the subject matter contained herein or therein, and supersede all prior and contemporaneous agreements, understandings and intents, whether express or implied (whether oral or written), between or among any of the Parties with respect to such subject matter.
(b)   No amendment or modification of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by all of the Parties. No waiver of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the Party against whom enforcement of such waiver is sought. No course of dealing between the Parties shall be deemed to modify, amend or discharge any provision or term of this Agreement. No delay or failure by any Party in the exercise of any of its rights or remedies shall operate as a waiver thereof, and no single or partial exercise by any Party of any such right or remedy shall preclude any other or further exercise thereof. A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.
Section 9.08   Severability.   If any term or other provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination by a court of competent jurisdiction that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.
Section 9.09   Execution in Counterparts.   This Agreement may be executed in counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Parties and delivered to the other Party. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
Section 9.10   Post-Closing.
(a)   Post-Closing Payments Related to the Business.   If any payment on accounts receivable of any Target Company or other assets of a Target Company is received by Seller or its Affiliate after the Closing Date, Seller will hold such amounts received as trustee for, and remit such amounts to, Purchaser by wire transfer of immediately available funds as soon as practicable (and in any event within five (5)Business Days following receipt thereof). Purchaser may endorse and cash any checks or instruments payable or endorsed to Seller or any Affiliate thereof or its order which are received by Purchaser and which relate to any Target Company.
(b)   Business Relationships.   After the Closing, Seller will cooperate with Purchaser in its efforts to continue and maintain for the benefit of Purchaser those business relationships of Seller existing prior to the Closing and relating to the Business. Seller will refer to Purchaser all inquiries relating to any Target Company. None of Seller, its Affiliates or any Representative of either Seller or its Affiliates shall take any action that would reasonably be expected to diminish the value of the Target Companies after the Closing or that would interfere with the Target Companies.
(c)   Name Change.   Within five Business Days following the Closing, Seller shall change its name and the name of any of its Affiliates such that the names of Seller and its Affiliates shall not contain the name “Alternus” or any name that may be similar thereto.
Section 9.11   Further Assurances.   The Parties shall cooperate reasonably with each other and with their respective Representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the Transactions. Furthermore, the Parties agree to comply with all Laws in connection with the Transactions.
Section 9.12   Remedies; Specific Performance.   The Parties acknowledge that money damages may not be an adequate remedy at law if any Party fails to perform any of its obligations hereunder, and accordingly agree that each Party, in addition to any other remedy to which it may be entitled at Law or in equity, shall be entitled to seek an injunction or similar equitable relief restraining such Party from committing or continuing any such breach (or threatened breach) and to compel specific performance of the obligations of any other Party under this Agreement, without the posting of any bond. No remedy under this Agreement shall be exclusive of any other remedy, and all available remedies shall be cumulative.
Section 9.13   No Recourse.   All Actions that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (a) this Agreement, (b) the negotiation, execution or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), (c) any breach of this Agreement, and (d) any failure of the Transactions to be consummated, may be made only against (and, without prejudice to the rights of any express third-party beneficiary to whom rights under this Agreement inure pursuant to Section 9.06), Persons that are expressly identified as parties to this Agreement and not against any Released Party. No other Person, including any director, officer, employee, incorporator, member, partner, manager, shareholder, option holder, Affiliate, agent, attorney or representative of, or any financial advisor or lender to, any Party, or any director, officer, employee, incorporator, member, partner, manager, shareholder, Affiliate, agent, attorney or representative of, or any financial advisor or lender (each of the foregoing, a “Released Party”)

to any of the foregoing shall have any Liabilities (whether in contract or in tort, in Law or in equity, or granted by statute whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil) for any claims, causes of action, obligations or Liabilities arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (a) through (d) and each Party, on behalf of itself and its Affiliates, hereby irrevocably releases and forever discharges each of the Released Parties from any such Liability or obligation.
Section 9.14   Fees and Expenses.   Except as expressly set forth in this Agreement, including the treatment of Purchaser Transaction Expenses and Seller Transaction Expenses, all fees and expenses incurred in connection with this Agreement, the Transactions or otherwise shall be paid by the Party incurring such fees or expenses.
Section 9.15   Legal Representation.
(a)   The Parties, on behalf of their respective successors and assigns, hereby agree that, in the event a dispute with respect to this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby arises after the Closing between or among (x) Seller and any of its directors, members, partners, officers, employees or Affiliates (collectively, the “Seller Group”), on the one hand, and (y) Purchaser, the Purchaser Representative, the Sponsor, the shareholders or holders of other equity interests of Purchaser, the Purchaser Representative or the Sponsor and/or any of their respective directors, members, partners, officers, employees or Affiliates (collectively, the “Purchaser Group”), on the other hand, any legal counsel, including Carmel, Milazzo& Feil LLP, that represented Seller prior to the Closing may represent any member of the Seller Group in such dispute even though the interests of such Persons may be directly adverse to Purchaser, and even though such counsel may have represented Seller in a matter substantially related to such dispute, or may be handling ongoing matters for Seller, and further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the transactions contemplated hereby or thereby) between or among Seller and/or any member of the Seller Group, on the one hand, and Carmel, Milazzo & Feil LLP, on the other hand (the “Carmel Privileged Communications”), the attorney/client privilege and the expectation of client confidence shall survive the Transactions and belong to the Seller Group after the Closing. Notwithstanding the foregoing, any privileged communications or information shared by Seller prior to the Closing with Purchaser under a common interest agreement shall remain the privileged communications or information of Seller. The Parties, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the Carmel Privileged Communications, whether located in the records or email server of Purchaser, Seller or their respective Subsidiaries, in any Action against or involving any of the Parties after the Closing, and the Parties agree not to assert that any privilege has been waived as to the Carmel Privileged Communications, by virtue of the Transactions.
(b)   The Parties, on behalf of their respective successors and assigns, hereby agree that, in the event a dispute with respect to this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby arises after the Closing between or among (x) any member of the Seller Group, on the one hand, and (y) any member of the Purchaser Group, on the other hand, any legal counsel, including Proskauer Rose LLP, that represented Purchaser and the Sponsor prior to the Closing may represent any member of the Purchaser Group in such dispute even though the interests of such Persons may be directly adverse to Seller, and even though such counsel may have represented Purchaser in a matter substantially related to such dispute, or may be handling ongoing matters for Purchaser, and further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the transactions contemplated hereby or thereby) between or among Purchaser and/or any member of the Purchaser Group, on the one hand, and Proskauer Rose LLP, on the other hand (the “Proskauer Privileged Communications”), the attorney/client privilege and the expectation of client confidence shall survive the Transactions and belong to the Purchaser Group after the Closing. Notwithstanding the foregoing, any privileged communications or information shared by Purchaser prior to the Closing with Seller under a common interest agreement shall remain the privileged communications or information of Purchaser. The Parties, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the Proskauer Privileged Communications, whether located in the records or email server of Purchaser, Seller or their respective Subsidiaries, in any Action against or involving any of the parties after the Closing, and the Parties agree not to assert that any privilege has been waived as to the Proskauer Privileged Communications, by virtue of the Transactions.
Section 9.16   Notarial Independence.   The Parties acknowledge that the Dutch Notary is associated with Loyens & Loeff N.V., the firm that advises Purchaser in the Transaction. With reference to the Code of Conduct (Verordening beroeps- en gedragsregels) established by the Royal Notarial Professional Organisation (Koninklijke Notariële Beroepsorganisatie), the Parties hereby explicitly agree that:
(a)   the Notary shall execute the Unisun Deed of Sale and Transfer and other relevant Unisun Closing transaction documentation; and
(b)   Purchaser is and may in future be assisted and represented by Loyens & Loeff N.V. in relation to this Agreement and any documents that may be concluded, or disputes that may arise, in connection therewith.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Business Combination Agreement as of the date first above written.
CLEAN EARTH ACQUISITIONS CORP.
By:
/s/ Aaron Ratner

Name:
Aaron Ratner

Title:
Chief Executive Officer

ALTERNUS ENERGY GROUP PLC
By:
/s/ Vincent Browne

Name:
Vincent Browne

Title:
Chief Executive Officer

CLEAN EARTH ACQUISITIONS SPONSOR, LLC, in its capacity as the Purchaser Representative and solely for purposes of Sections 2.05, 2.09, 8.06 and 9.02
By:
/s/ Martha F. Ross

Name:
Martha F. Ross

Title:
Representative for Sponsor

[Signature Page to Business Combination Agreement]

Annex B
SPONSOR SUPPORT AGREEMENT
This SPONSOR SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of October 12, 2022 by and among Clean Earth Acquisitions Corp., a Delaware corporation (“Purchaser”), Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (“Seller”), and Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company (“Sponsor”).
WHEREAS, Purchaser and Seller are concurrently herewith entering into a Business Combination Agreement dated as of the date hereof (as the same may be amended, restated or supplemented, the “Business Combination Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement) pursuant to which, among other things, Purchaser will acquire from Seller the Purchased Shares, on the terms and subject to the conditions therein;
WHEREAS, Sponsor is, as of the date of this Agreement, the beneficial and the sole legal owner of the number of shares of Class A Common Stock of Purchaser, par value $0.0001 per share, and/or Class B Common Stock of Purchaser, par value $0.0001 per share (the “Purchaser Shares”) set forth opposite Sponsor’s name on Schedule A hereto (such Purchaser Shares, together with any other Purchaser Shares acquired by Sponsor after the date of this Agreement and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”); and
WHEREAS, Sponsor is, as of the date of this Agreement, the beneficial and the sole legal owner of warrants to purchase the number of shares of Class A Common Stock at a price of $11.50 per share, set forth opposite Sponsor’s name on Schedule A hereto (the “Purchaser Warrants”);
WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, Purchaser and Seller have requested that Sponsor enter into this Agreement.
NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
Representations and Warranties of Sponsor
Sponsor hereby represents and warrants to Purchaser and Seller:
1.1.   Incorporation and Power.   Sponsor (i) is a limited liability company incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite limited liability company power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted, and (ii) is not in breach of Sponsor’s Organizational Documents.
1.2.   Authorization; No Breach; Valid and Binding Agreement.
(a)   Sponsor has all requisite limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Sponsor, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all requisite corporate action on the part of Sponsor. No other corporate actions or proceedings on the part of Sponsor are necessary to authorize the execution, delivery or performance of this Agreement or to consummate the transactions contemplated hereby.
(b)   Subject to the terms and conditions of the Business Combination Agreement (including the Ancillary Agreements), the execution, delivery and performance of this Agreement by Sponsor, and the consummation of the transactions contemplated hereby, do not, and will not, (i) conflict with any Governing Matters, (ii) result in any breach of any Governing Matters, (iii) constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under any Governing Matters, (iv) result in a violation of any Governing Matters, (v) result in the creation of any Lien upon any assets or properties of Sponsor under any Governing Matters, (vi) give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to any Governing Matters, (vii) result in any loss or impairment of any right under any Governing Matters, or (viii) require any authorization, consent, approval, exemption or other action by, notice to, or filing with, any court or other Governmental Authority. For purposes hereof, the term “Governing Matters” means (i) the provisions of Sponsor’s Organizational Documents, (ii) any Contract or Permit to which Sponsor or its properties or assets is bound, or (iii) any Law to which Sponsor is subject or its properties or assets are subject.
(c)   This Agreement has been duly executed and delivered by Sponsor constitutes a valid and binding legal obligation of Sponsor, enforceable in accordance with its terms, except as enforceability may be limited by applicable Laws.
1.3.   Subject Shares.   Sponsor is the beneficial and sole legal owner of the Purchaser Shares and Purchaser Warrants (as applicable) set forth opposite Sponsor’s name on Schedule A hereto, and all such Purchaser Shares and Purchaser Warrants (as applicable) are owned by Sponsor free and clear of all Liens, other than Liens pursuant to this Agreement or applicable federal or state securities Laws. Sponsor does not legally own any shares or other equity securities or securities convertible, exercisable or exchangeable into equity securities of Purchaser other than (i) the Purchaser Shares and the Purchaser Warrants (as applicable) listed on Schedule A hereto and (ii) the Sponsor Promissory Note. Sponsor has the sole right to vote the Purchaser Shares, and none of the Purchaser Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Purchaser Shares, except as contemplated by this Agreement, the Business Combination Agreement or any Ancillary Agreement.
1.4.   Orders.    There is no Governmental Order pending or, to the knowledge of Sponsor, threatened or contemplated, by or against Sponsor, that seeks to delay, limit or prevent the performance by the Sponsor of its obligations under this Agreement. Sponsor is in compliance will all applicable Laws and Governmental Orders and is not currently subject to any pending or, to the knowledge of Sponsor, threatened or contemplated, proceeding, action or investigation by any Governmental Authority.
1.5.   Brokerage Fees.    No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Business Combination Agreement based upon arrangements made by Sponsor for which Purchaser or any of its Affiliates may become liable.
1.6.   Affiliate Arrangements.    Neither Sponsor nor any of its Affiliates is party to, or has any rights with respect to or arising from, any Contract with Purchaser, other than as contemplated by the Business Combination Agreement, any Ancillary Agreement or in connection with the Transactions or as set forth in the Purchaser SEC Documents.
1.7.   Acknowledgement.    Sponsor expressly understands and acknowledges that each of Purchaser and Seller is entering into the Business Combination Agreement and Ancillary Agreements in reliance upon Sponsor’s execution and delivery of this Agreement.
ARTICLE II
Representations and Warranties of Purchaser
Purchaser hereby represents and warrants to Sponsor and Seller:
2.1.   Incorporation and Power.    Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted. Purchaser is not in breach of Purchaser’s Organizational Documents.
2.2.   Authorization; No Breach; Valid and Binding Agreement.
(a)   Purchaser has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Purchaser, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all requisite corporate action on the part of Purchaser. No other corporate actions or proceedings on the part of

Purchaser are necessary to authorize the execution, delivery or performance of this Agreement or to consummate the transactions contemplated hereby.
(b)   Subject to the terms and conditions of the Business Combination Agreement (including the Ancillary Agreements and the Purchaser Disclosure Letter), the execution, delivery and performance of this Agreement by Purchaser, and the consummation of the transactions contemplated hereby, do not, and will not, (i) conflict with any Purchaser Governing Matters, (ii) result in any breach of any Purchaser Governing Matters, (iii) constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under any Purchaser Governing Matters, (iv) result in a violation of any Purchaser Governing Matters, (v) result in the creation of any Lien upon any assets or properties of Purchaser under any Purchaser Governing Matters, (vi) give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to any Purchaser Governing Matters, (vii) result in any loss or impairment of any right under any Purchaser Governing Matters, (viii) require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority. For purposes hereof, the term “Purchaser Governing Matters” means (i) the provisions of Purchaser’s Organizational Documents, (ii) any Contract or Permit to which Purchaser or its properties or assets is bound, or (iii) any Law to which Purchaser is subject or its or their respective properties or assets are subject.
(c)   This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable Laws.
2.3.   Orders.    There is no Governmental Order pending or, to Purchaser’s Knowledge, threatened or contemplated, by or against Purchaser, that seeks to delay, limit or prevent the performance by Purchaser of its obligations under this Agreement. Purchaser is in compliance will all applicable Laws and Governmental Orders and is not currently subject to any pending or, to Purchaser’s Knowledge, threatened or contemplated, proceeding, action or investigation by any Governmental Authority.
ARTICLE III
Representations and Warranties of Seller
Seller hereby represents and warrants to Sponsor and Purchaser:
3.1.   Incorporation and Power.    Seller is a public limited company duly incorporated, validly existing and in good standing under the laws of Ireland, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted. Seller is not in breach of Seller’s Organizational Documents.
3.2.   Authorization; No Breach; Valid and Binding Agreement.
(a)   Seller has all requisite corporate or limited company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all requisite corporate action on the part of Seller. No other corporate actions or proceedings on the part of Seller are necessary to authorize the execution, delivery or performance of this Agreement or to consummate the transactions contemplated hereby.
(b)   Subject to the terms and conditions of the Business Combination Agreement (including the Ancillary Agreements and the Seller Disclosure Letter), the execution, delivery and performance of this Agreement by Seller, and the consummation of the transactions contemplated hereby, do not, and will not, (i) conflict with any Seller Governing Matters, (ii) result in any breach of any Seller Governing Matters, (iii) constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under any Seller Governing Matters, (iv) result in a violation of any Seller Governing Matters, (v) result in the creation of any Lien upon any assets or properties of Seller under any Seller Governing Matters, (vi) give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to any Seller Governing Matters, (vii) result in any loss or impairment of any right under any Seller Governing Matters, (viii) require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority. For purposes hereof, the term “Seller Governing Matters” means (i) the provisions of Seller’s Organizational Documents, (ii) any Contract or Permit to which Seller or its properties or assets is bound, or (iii) any Law to which Seller is subject or its or their respective properties or assets are subject.
(c)   This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by applicable Laws.
3.3.   Orders.    There is no Governmental Order pending or, to the Knowledge of the Seller, threatened or contemplated, by or against Seller, that seeks to delay, limit or prevent the performance by the Seller of its obligations under this Agreement. Seller is in compliance will all applicable Laws and Governmental Orders and is not currently subject to any pending or, to Seller’s Knowledge, threatened or contemplated, proceeding, action or investigation by any Governmental Authority.
ARTICLE IV
Support Agreement; Certain Other Covenants of Sponsor
4.1.   Binding Effect of Business Combination Agreement.    Sponsor hereby acknowledges that it has read the Business Combination Agreement and Sponsor has had a reasonable opportunity to consult with its tax and legal advisors. Sponsor shall be bound by, and comply with, the obligations of Purchaser pursuant to Section 5.04(b) (Confidentiality, Public Announcements) and Section 5.18 (Acquisition Proposals and Alternative Transactions) of the Business Combination Agreement (and any relevant definitions contained in such Sections) as if Sponsor was an original signatory to the Business Combination Agreement with respect to such provisions.
4.2.   Agreement to Vote.
(a)   In Favor of the Transactions.    At any general meeting of Purchaser (or at any adjournment thereof) or in connection with any shareholder written resolution of Purchaser, or in any other circumstances upon which a vote, consent, resolution or other approval with respect to the Business Combination Agreement, the Ancillary Agreements, or any Transaction is sought, Sponsor shall, (i) if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including, but not limited to, by class vote and/or shareholder written consent or written resolution, if applicable) the Subject Shares in favor of granting the Purchaser Shareholder Approval or, if there are insufficient votes in favor of granting the Purchaser Shareholder Approval, in favor of the adjournment of such general meeting of Purchaser to a later date.
(b)   Against Other Transactions.    At any general meeting of Purchaser (or at any adjournment thereof) or in connection with any shareholder written resolution of Purchaser, or in any other circumstances upon which Sponsor’s vote, consent, resolution or other approval is sought, Sponsor shall vote (or cause to be voted) the Subject Shares (including, but not limited to, by withholding class vote and/or written consent or written resolution, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement, Ancillary Agreements and the Transactions), acquisition, scheme, arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of, or by, Purchaser (including, but not limited to, any public offering of any shares of Purchaser), any of its Subsidiaries, or a newly-formed holding company of Purchaser or such Subsidiaries, other than in connection with the Transactions in accordance with the terms of the Business Combination Agreement, (ii) any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time, relating to a Business Combination for Purchaser other than the Transactions, (iii) any change in the business, management, control or board of directors of Purchaser (other than in connection with the Transactions and the Purchaser Shareholder Proposals), (iv) any amendment of the Organizational Documents of Purchaser or other proposal or transaction involving Purchaser or any of its Subsidiaries (other than any amendment to the Organizational Documents of Purchaser contemplated in the Business Combination Agreement), and

(v) any other action, proposal, plan, scheme, arrangement or agreement that would be reasonably likely to (A) prevent, impede, interfere with, delay, postpone, obstruct or attempt to discourage, adversely affect, impair, frustrate the purposes of, result in a breach by Purchaser of, prevent or nullify, any provision of the Business Combination Agreement or any Ancillary Agreement or the Transactions, (B) change in any manner the voting rights of any class of Purchaser’s capital stock, (C) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Purchaser under the Business Combination Agreement or any Ancillary Agreement, (D) result in any of the conditions set forth in Article VI of the Business Combination Agreement not being fulfilled or (E) change in any manner the dividend policy or capitalization of, any class of capital stock of, Purchaser.
(c)   Revoke Other Proxies.    Sponsor represents and covenants that any proxies or agreements heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies or agreements have been or are hereby revoked.
4.3.   Sponsor Letter Agreement.    Sponsor shall not modify or amend that certain Insider Letter Agreement, dated as of February 23, 2022, by and among Sponsor, Purchaser and the other parties thereto (the “Sponsor Letter Agreement”), other than as contemplated by the Business Combination Agreement, any Ancillary Agreement or in connection with the Transactions.
4.4.   Purchaser Contracts.    Sponsor shall not enter into, renew or amend in any Contract (or transaction) between or among Sponsor or any Affiliate of Sponsor (other than Purchaser or any of its Subsidiaries), on the one hand, and Purchaser or any of Purchaser’s Subsidiaries, on the other hand, other than as contemplated by the Business Combination Agreement, any Ancillary Agreement or in connection with the Transactions or Working Capital Loans.
4.5.   No Transfer.    Other than (x) pursuant to this Agreement, (y) upon the consent of Seller or (z) to an Affiliate of Sponsor or a “permitted transferee” under the Sponsor Letter Agreement (provided that such Affiliate or permitted transferee shall enter into a written agreement, in form and substance reasonably satisfactory to Purchaser, agreeing to be bound by this Agreement to the same extent as Sponsor was with respect to such transferred Subject Shares or Purchaser Warrants, as applicable), from the date of this Agreement until the date of termination of this Agreement, Sponsor shall not, directly or indirectly, (i) (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, mortgage, loan, grant any option or derivative, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, any Subject Shares or Purchaser Warrants, as applicable, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares or Purchaser Warrants, as applicable, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a) – (c), collectively, “Transfer”), other than set forth in this Agreement or any other Ancillary Agreement, (ii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including, but not limited to, pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, in each case, other than as set forth in this Agreement or any other Ancillary Agreement, (iii) take any action that would make any representation or warranty of Sponsor herein untrue or incorrect, or have the effect of preventing or disabling Sponsor from performing its obligations hereunder, (iv) commit or agree to take any of the foregoing actions, (v) take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or (vi) would have the effect of preventing or delaying Sponsor from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void ab initio. Sponsor agrees with, and covenants to, Purchaser and Seller that Sponsor shall not request that Purchaser register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares or Purchaser Warrants, as applicable.
4.6.   Waiver of Anti-Dilution Protection.    Sponsor hereby waives, forfeits, surrenders and agrees not to exercise, assert or claim, to the fullest extent permitted by applicable Law, all of the following: (a) the ability to adjust the Initial Conversion Ratio (as defined in the Purchaser’s Second Amended and Restated Certificate of Incorporation effective on February 23, 2022 (the “Purchaser Charter”)) pursuant to Section 4.3(b) of the Purchaser Charter or otherwise in connection with the Transactions, and (b) any and all rights to other anti-dilution protections with respect to shares of Purchaser Common Stock (whether resulting from any PIPE Investment and/or the consummation of the Transactions or otherwise). Sponsor acknowledges and agrees that (i) this Section 4.6 shall constitute written consent waiving, forfeiting and surrendering the adjustment to the Initial Conversion Ratio pursuant to Section 4.3(b) of the Purchaser Charter; and (ii) such waiver, forfeiture and surrender granted hereunder shall only terminate upon the termination of the Business Combination Agreement. Notwithstanding anything to the contrary herein, if the Closing occurs, any and all anti-dilution protections and similar rights contained in the Prospectus which apply to any of the Subject Shares shall automatically (without any further action) be deemed irrevocably and permanently waived, forfeited and surrendered pursuant to this Section 4.6. The parties expressly acknowledge and agree that provisions set forth in this Section 4.6 are an essential element of this Agreement and the Transactions contemplated by the Business Combination Agreement, and in the absence of the provisions of this Section 4.6, the terms and conditions of this Agreement, the Business Combination Agreement and the Transactions would have been substantially different and/or the parties would not have entered into and sought to perform this Agreement, the Business Combination Agreement and the Transactions.
4.7.   No Redemption.    Sponsor irrevocably and unconditionally agrees that, from the date hereof and until the termination of this Agreement, Sponsor shall not elect to have any Subject Shares redeemed and shall also not directly or indirectly submit or surrender any of its Subject Shares for redemption in connection with the Transactions or otherwise.
4.8.   New Shares.    In the event that prior to the Closing (i) any Purchaser Shares, Purchaser Warrants or other securities are issued or otherwise distributed to Sponsor pursuant to any stock dividend or distribution, or any change in any of the Purchaser Shares, Purchaser Warrants or other capital stock of Purchaser by reason of any stock split-up, recapitalization, combination, exchange of shares or the like, (ii) Sponsor acquires legal or beneficial ownership of any Purchaser Shares or Purchaser Warrants after the date of this Agreement, including upon exercise of options or settlement of restricted share units or (iii) Sponsor acquires the right to vote or share in the voting of any Purchaser Shares after the date of this Agreement (collectively, the “New Securities”), then the following shall apply: the terms “Subject Shares” and “Purchaser Warrants”, as applicable, shall be deemed to refer to and include such New Securities (including all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into) and be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares or Purchaser Warrants owned by Sponsor as of the date hereof.
4.9.   Fiduciary Duties.    Notwithstanding anything in this Agreement to the contrary, (i) Sponsor makes no agreement or understanding herein in any capacity other than in its capacity as an actual or prospective record holder and beneficial owner of the Subject Shares, and (ii) nothing herein will be construed to limit or affect any action or inaction by any representative of Sponsor serving as a member of the board of directors (or other similar governing body) of Purchaser or as an officer, employee or fiduciary of Purchaser, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of Purchaser.
4.10.   Termination.    This Agreement shall terminate upon the earliest of (i) the Closing (provided, however, that upon such termination, Section 4.1 (with respect to obligations pursuant to Section 5.04(b) (Confidentiality, Public Announcements) of the Business Combination Agreement only), Section 4.6, Section 4.9, this Section 4.10 and Article V shall survive indefinitely) and (ii) the termination of the Business Combination Agreement in accordance with its terms and conditions (provided, however, that upon such termination, Section 4.9, this Section 4.10 and Article V shall survive indefinitely).
4.11.   Additional Matters.    Sponsor shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Purchaser or Seller may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and any other Ancillary Agreement, including the Investor Rights Agreement (with respect to Sponsor only) and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of Purchaser, under applicable Law or otherwise) which would impede, disrupt, limit, restrict, obstruct, prevent or otherwise adversely affect the consummation of the Transactions.
ARTICLE V
General Provisions
5.1.   Notice.    All notices, demands and other communications hereunder shall be in writing and be given to Sponsor, Purchaser and Seller at the address in accordance with Section 9.05 of the Business Combination Agreement (or at such other address for a party as shall be specified by like notice). The notice shall be deemed given or delivered and received on the earliest of (a) the day when delivered, if delivered personally, (b) two (2) Business Days after deposit for next-day delivery with a nationally or internationally recognized courier or overnight service such as Federal Express or DHL (or upon any earlier receipt confirmed in writing by such service), (c) seven (7) Business Days after mailing via U.S. certified or registered mail, return receipt requested, or (d) the date sent, with no mail undeliverable or other rejection notice, if sent by email.
5.2.   Remedies; Specific Performance.    The parties hereto acknowledge that money damages may not be an adequate remedy at law if any party fails to perform any of its obligations hereunder. Accordingly, the parties agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek an injunction or similar equitable relief restraining such party from committing or continuing any breach or threatened breach and to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond. No remedy under this Agreement shall be exclusive of any other remedy, and all available remedies shall be cumulative.
5.3.   Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to its choice of law rules).
5.4.   Consent to Jurisdiction; Waiver of Jury Trial.   Any dispute, controversy, difference, or claim based on, arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by Section 9.04 of the Business Combination Agreement, which is hereby incorporated by reference.
5.5.   Assignment.   This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned (including by operation of law) without the prior written consent of all of the parties hereto. Any attempted assignment of rights or obligations in violation of this Section 5.5 shall be null and void ab initio.
5.6.   Amendment; Waiver.   This Agreement may not be amended, changed, supplemented or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Sponsor, Purchaser and Seller. No waiver of any provision or default under, nor consent to any exception to, the terms and conditions of this Agreement shall be effective unless in writing and signed by the party to be so bound, and then only to the extent and for the specific purpose in the instance so provided.
5.7.   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
5.8.   Construction.   The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any party hereto. This Agreement shall be deemed jointly drafted by each of the parties. Each party has availed, or had the opportunity to avail, the advice and assistance of independent legal counsel.
5.9.   Counterparts.    This Agreement may be executed in counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to the other parties. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

5.10.   Entire Agreement.    This Agreement and the agreements referenced herein (including, but not limited to, the Business Combination Agreement and Ancillary Agreements) constitute the entire agreement and complete understanding of the parties hereto in respect of the subject matter hereof and supersede any and all prior understandings, agreements or representations (whether oral, written, implied or otherwise) by or among the parties hereto to the extent they relate in any way to the subject matter hereof.
5.11.   No Third Party Beneficiaries.    The provisions of this Agreement are intended solely for the benefit of the parties and shall create no rights or obligations enforceable by any other third party (including, but not limited to, employees, contractors or representatives of a party).
5.12.   Interpretive Provisions.    For all purposes of this Agreement, except as otherwise provided in this Agreement or unless the context otherwise requires:
(a)   the meanings of defined terms are applicable to the singular as well as the plural forms of such terms;
(b)   the words “hereof”, “herein”, “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;
(c)   whenever the words “include”, “includes” or “including” are used in this Agreement, they shall mean “without limitation;”
(d)   the captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement; and
(e)   pronouns of any gender or neuter shall include, as appropriate, the other pronoun forms.
[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed this Agreement as of the date first written above.
CLEAN EARTH ACQUISITIONS CORP.
By:
/s/ Aaron Ratner

Name: Aaron Ratner
Title:   Chief Executive Officer
ALTERNUS ENERGY GROUP PLC
By:
/s/ Vincent Browne

Name: Vincent Browne
Title:   Chief Executive Officer
CLEAN EARTH ACQUISITIONS SPONSOR, LLC
By:
/s/ Martha F. Ross

Name: Martha F. Ross
Title:   Representative of the Sponsor

SCHEDULE A
Name	Number of Purchaser Shares	Number of Purchaser Warrants
Clean Earth Acquisitions Sponsor, LLC	7,666,667 shares of Class B Common Stock 890,000 shares of Class A Common Stock (as part of the Sponsor Units)	Warrants to purchase 445,000 shares of Class A Common Stock (as part of the Sponsor Units)

Annex C
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CLEAN EARTH ACQUISITIONS CORP.
Clean Earth Acquisitions Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.
The name of the Corporation is “Clean Earth Acquisitions Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on May 14, 2021 (the “Certificate of Incorporation”), and was subsequently amended and restated by the first amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on November 17, 2021 (the “First A&R Certificates of Incorporation”), and by the second amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on February 23, 2022 (the “Second A&R Certificate of Incorporation”, and together with the “Certificate of Incorporation” and the “First A&R Certificate of Incorporation” hereinafter referred to as the “Original Certificates of Incorporation”).

2.
This Third Amended and Restated Certificate of Incorporation (this “Amended and Restated Certificate of Incorporation”), restates and amends the provisions of both the First A&R Certificate of Incorporation and the Second A&R Certificate of Incorporation, and was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3.
This Amended and Restated Certificate of Incorporation shall become effective on the date of filing with the Secretary of State of Delaware.

4.
The Original Certificates of Incorporation are being amended and restated in connection with the transactions contemplated by that certain Business Combination Agreement, dated as of October 12, 2022, by and among the Corporation, Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland, and Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company, in its capacity as the representative of the Corporation, (as amended, modified, amended and restated, supplemented or waived from time to time, the “Initial Business Combination”).

5.
This Amended and Restated Certificate of Incorporation hereby amends and restates the provisions of the Original Certificates of Incorporation in their entirety as follows:

ARTICLE I
NAME
Section 1.   Name.   The name of this corporation is Alternus Clean Energy Inc.
ARTICLE II
REGISTERED AGENT
Section 2.   Address.   The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Zip Code 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.
ARTICLE III
PURPOSE
Section 3.   Purpose.   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL.

ARTICLE IV
CAPITALIZATION
Section 4.1.   Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 151,000,000 shares, consisting of (a) 150,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Amended and Restated Certificate of Incorporation or any certificate of designations relating to any series of Preferred Stock.
Section 4.2.   Preferred Stock.   Subject to Article IX of this Amended and Restated Certificate of Incorporation, the board of directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3.   Common Stock.
(a)
Voting Rights.

i.
Except as otherwise required by law or this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

ii.
Except as otherwise required by law or this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation, the holders of shares of Common Stock shall each be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the Common Stock are entitled to vote.

iii.
Except as otherwise required by law or this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation, holders of Common Stock, shall have the exclusive right to vote on all matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), holders of shares of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL.

(b)
Dividends.   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the

Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(c)
Liquidation, Dissolution or Winding Up of the Corporation.   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

Section 4.4.   Rights and Options.   The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
ARTICLE V
BY-LAWS
Section 5.1.   By-Laws.   In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal the by-laws of the Corporation (as the same may be amended from time to time, the “By-Laws”) without the consent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Amended and Restated Certificate of Incorporation and without limiting the rights or obligations of any party pursuant to the Investor Rights Agreement. Without limiting the rights or obligations of any party to the Investor Rights Agreement, the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any such provision of the By-Laws, or to adopt any provision inconsistent therewith.
ARTICLE VI
BOARD OF DIRECTORS
Section 6.1.   Board of Directors.
(a)
Board Powers.   Except as otherwise provided in this Amended and Restated Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

(b)
Number, Election and Term.

i.
The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

ii.
Without limiting the rights or obligations of any party pursuant to the Investor Rights Agreement, the directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders for the calendar year ended December 31, 2024, Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders for the calendar year ended December 31, 2025 and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders for the calendar year ended December 31, 2026. At each annual meeting including and following the annual meeting of the stockholders for the calendar year ended December 31, 2023, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove, or shorten the term of, any incumbent director. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding and without limiting the rights or obligations of any party pursuant to the Investor Rights Agreement, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is authorized to assign members of the Board already in office to their respective class in accordance with the Investor Rights Agreement.
iii.
Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights.

Section 6.2.   Newly-Created Directorships and Vacancies.   Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding and without limiting the rights or obligations of any party granted pursuant to the Investor Rights Agreement, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled (a) by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders) or (b) upon the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
Section 6.3.   Newly-Created Directorships and Vacancies.   Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the By-Laws. Without limiting the rights or obligations of any party pursuant to the Investor Rights Agreement, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) may be removed only for cause and only upon the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Without limiting the rights or obligations of any party pursuant to the Investor Rights Agreement, in case the Board or any one or more directors should be so removed, new directors may be elected pursuant to Section 6.2.
Section 6.4.   Preferred Stock Directors.   Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto. Notwithstanding Section 6.1(b), the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 6.1(b) hereof, and the total number of directors constituting the whole Board shall be automatically adjusted accordingly
Section 6.5.   Quorum.   A quorum for the transaction of business by the directors shall be set forth in the By-Laws.

ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1.   Special Meetings.   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.
Section 7.2.   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3.   Action by Written Consent.   Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1.   Limited Liability of Directors and Officers.   To the fullest extent permitted by law, no director or officer of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except to the extent such an exemption from liability or limitation thereof is not permitted under the DGCL as presently in effect or as the same may hereafter be amended. If the DGCL is amended to authorize action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this Article VIII shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing prior to such amendment or repeal.
Section 8.2.   Indemnification and Advancement of Expenses.
(a)
To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (for purposes of this Section 8.2, a “Proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, manager, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, Employee Retirement Income Security Act of 1974 (as amended from time to time, “ERISA”) excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such Proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an Indemnitee in defending or otherwise participating in any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking, by or on behalf of the Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for Proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.
(b)
The rights to indemnification and advancement of expenses conferred on any Indemnitee by this Section 8.2 shall not be exclusive of any other rights that any Indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate of Incorporation, the By-Laws, the Investor Rights Agreement, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)
Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate of Incorporation inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any Proceeding (regardless of when such Proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)
This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Indemnitees.

(e)
To the extent an indemnitee has rights to indemnification, advancement of expenses and/or insurance provided by a third party, (i) the Corporation shall be the indemnitor of first resort (i.e., that its obligations to an indemnitee are primary and any obligation of such third party to advance expenses or to provide indemnification for the same expenses or liabilities incurred by an indemnitee are secondary), (ii) the Corporation shall be required to advance the full amount of expenses incurred by an indemnitee and shall be liable for the full amount of all claims, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) to the extent legally permitted and as required by the terms of this Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws and the agreements to which the Corporation is a party, without regard to any rights an indemnitee may have against such third party and (iii) the Corporation irrevocably waives, relinquishes and releases such third party from any and all claims against them for contribution, subrogation or any other recovery of any kind in respect thereof. No advancement or payment by such third party on behalf of an indemnitee with respect to any claim for which an indemnitee has sought indemnification from the Corporation shall affect the foregoing, and such third party shall have a right of contribution and be subrogated to the extent of such advancement or payment to all of the rights of recovery of an indemnitee against the Corporation.

ARTICLE IX
RESERVED
ARTICLE X
DGCL SECTION 203
Section 10.1.   DGCL.   The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

ARTICLE X
CORPORATE OPPORTUNITY
Section 11.1.   Corporate Opportunity.   To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Amended and Restated Certificate of Incorporation or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.
ARTICLE XII
AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Section 12.1.   Amendment.   The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate of Incorporation and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XII.
ARTICLE XIII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 13.1.   Forum.   Subject to the last sentence in this Section 13.1, and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by the applicable law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate of Incorporation or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) for which the Court of Chancery does not have subject matter jurisdiction. Notwithstanding the foregoing, (i) the provisions of this Section 13.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction and (ii) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.
Section 13.2.   Consent to Jurisdiction.   If any action the subject matter of which is within the scope of Section 13.1 immediately above is filed in a court other than a court located within the State of Delaware

(a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 13.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.
ARTICLE XIV
SEVERABILITY
Section 14.1.   Severability.   If any provision or provisions (or any part thereof) of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby, and (ii) the provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their faith service or for the benefit of the Corporation to the fullest extent permitted by law.
[Signature page follows]

IN WITNESS WHEREOF, Clean Earth Acquisitions Corp. has caused this Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
CLEAN EARTH ACQUISITIONS CORP.
By:

Name:
Title:
[Signature Page to Amended and Restated Certificate of Incorporation]

Annex D
AMENDED AND RESTATED BYLAWS
OF
ALTERNUS CLEAN ENERGY INC.
(THE “CORPORATION”)
ARTICLE I
OFFICES
Section 1.1.   Registered Office.   The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware, or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware..
Section 1.2.   Additional Offices.   The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.
ARTICLE II
STOCKHOLDERS MEETINGS
Section 2.1.   Annual Meetings.   The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.
Section 2.2.   Special Meetings.   Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, the Chief Executive Officer, or by the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).
Section 2.3.   Notices.   Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”). If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.
Section 2.4.   Quorum.   Except as otherwise provided by applicable law, the Corporation’s third amended and restated certificate of incorporation (as the same may be further amended or restated from time to time, the “Certificate of Incorporation”) or these amended and restated bylaws (these “Bylaws”), the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.
Section 2.5.   Voting of Shares.
(a)
Voting Lists.   The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

(b)
Manner of Voting.   At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c)
Proxies.   Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority. No stockholder shall have cumulative voting rights.
i.
A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

ii.
A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d)
Required Vote.   Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e)
Inspectors of Election.   The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6.   Adjournments.   Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.7.   Advance Notice for Business.
(a)
Annual Meetings of Stockholders.   No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

i.
In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).

ii.
To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
iii.
The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

iv.
In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b)
Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c)
Public Announcement.   For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8.   Conduct of Meetings.   The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE III
DIRECTORS
Section 3.1.   Powers; Number.   The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.
Section 3.2.   Advance Notice for Nomination of Directors.
(a)
Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

(b)
In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.
(c)
Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d)
To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e)
If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f)
In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

Section 3.3.   Compensation.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.
ARTICLE IV
BOARD MEETINGS
Section 4.1.   Annual Meetings.   The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.
Section 4.2.   Regular Meetings.   Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.
Section 4.3.   Special Meetings.   Special meetings of the Board (a) may be called by the Chairman of the Board, Chief Executive Officer or President and (b) shall be called by the Chairman of the Board, Chief Executive Officer, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4.   Quorum; Required Vote.   A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5.   Consent In Lieu of Meeting.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 4.6.   Organization.   The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief

Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE V
COMMITTEES OF DIRECTORS
Section 5.1.   Establishment.   The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.
Section 5.2.   Available Powers.   Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
Section 5.3.   Alternate Members.   The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.
Section 5.4.   Procedures.   Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.
ARTICLE VI
OFFICERS
Section 6.1.   Officers.   The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman of the Board, Presidents, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.

(a)
Chairman of the Board.   The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person.

(b)
Chief Executive Officer.   The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person.

(c)
President.   The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

(d)
Vice Presidents.   In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e)
Secretary.

i.
The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

ii.
The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f)
Assistant Secretaries.   The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(g)
Chief Financial Officer.   The Chief Financial Officer shall perform all duties commonly incident to that office, including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize.
(h)
Treasurer.   The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

Section 6.2.   Term of Office; Removal; Vacancies.   The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3.   Other Officers.   The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.
Section 6.4.   Multiple Officeholders; Stockholder and Director Officers.   Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.
ARTICLE VII
SHARES
Section 7.1.   Certificated and Uncertificated Shares.   The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.
Section 7.2.   Multiple Classes of Stock.   If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.
Section 7.3.   Signatures.   Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4.   Consideration and Payment for Shares.
(a)
Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.
(b)
Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5.   Lost, Destroyed or Wrongfully Taken Certificates.
(a)
If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b)
If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6.   Transfer of Stock.
(a)
If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

i.
in the case of certificated shares, the certificate representing such shares has been surrendered;

ii.
(A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

iii.
the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

iv.
the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

v.
such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b)
Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7.   Registered Stockholders.   Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.
Section 7.8.   Effect of the Corporation’s Restriction on Transfer.
(a)
A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b)
A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares.

Section 7.9.   Regulations.   The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII
INDEMNIFICATION
Section 8.1.   The Right to Indemnification.   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.
Section 8.2.   Right to Advancement of Expenses.   In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.
Section 8.3.   Right of Indemnitee to Bring Suit.   If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.4.   Non-Exclusivity of Rights.   The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.
Section 8.5.   Insurance.   The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 8.6.   Indemnification of Other Persons.   This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.
Section 8.7.   Amendments.   Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided, however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all then-outstanding shares of capital stock of the Corporation.
Section 8.8.   Certain Definitions.   For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.
Section 8.9.   Contract Rights.   The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 8.10.   Severability.   If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE IX
MISCELLANEOUS
Section 9.1.   Place of Meetings.   If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.
Section 9.2.   Fixing Record Dates.
(a)
In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.
(b)
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3.   Means of Giving Notice.
(a)
Notice to Directors.   Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b)
Notice to Stockholders.   Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(c)
Electronic Transmission.   “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d)
Notice to Stockholders Sharing Same Address.   Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(e)
Exceptions to Notice Requirements.   Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 9.4.   Waiver of Notice.   Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.5.   Meeting Attendance via Remote Communication Equipment.
(a)
Stockholder Meetings.   If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

i.
participate in a meeting of stockholders; and

ii.
be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b)
Board Meetings.   Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6.   Dividends.   The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.
Section 9.7.   Reserves.   The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
Section 9.8.   Contracts and Negotiable Instruments.   Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 9.9.   Fiscal Year.   The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10.   Seal.   The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 9.11.   Books and Records.   The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.
Section 9.12.   Resignation.   Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13.   Surety Bonds.   Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.
Section 9.14.   Securities of Other Corporations.   Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President, any Vice President or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.
Section 9.15.   Amendments.   The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power (except as otherwise provided in Section 8.7) of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

Annex E
INVESTOR RIGHTS AGREEMENT
THIS INVESTOR RIGHTS AGREEMENT (as it may be amended, supplemented or restated from time to time in accordance with its terms, this “Investor Rights Agreement”), dated as of October 12, 2022 (the “Effective Date”), is made by and among (i) Clean Earth Acquisitions Corp., a Delaware corporation (“PubCo”); (ii) Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company (“Sponsor”); (iii) Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (“Seller”); and (iv) each other Person who executes a joinder as an “Other Holder” (collectively, the “Other Holders”). Each of PubCo, Sponsor, Seller and the Other Holders may be referred to herein as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Business Combination Agreement (as defined below).
RECITALS
WHEREAS, PubCo has entered into that certain Business Combination Agreement, dated as of the Effective Date (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the “Business Combination Agreement”), by and among PubCo, Seller and Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company, in its capacity as the representative of PubCo and solely for purposes of Section 2.05 thereto in connection with the business combination (the “Business Combination”) set forth in the Business Combination Agreement;
WHEREAS, pursuant to the Business Combination Agreement, Seller will sell to PubCo, and PubCo will purchase from Seller, the Purchased Shares;
WHEREAS, PubCo and Sponsor entered into that certain Registration Rights Agreement, dated as of February 23, 2022 (the “Original RRA”);
WHEREAS, in connection with the execution of this Investor Rights Agreement, PubCo, Sponsor desires to terminate the Original RRA and replace it with this Investor Rights Agreement; and
WHEREAS, on the Effective Date, the Parties desire to set forth their agreement with respect to governance, registration rights and certain other matters, in each case in accordance with the terms and conditions of this Investor Rights Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Investor Rights Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Definitions.   As used in this Investor Rights Agreement, the following terms shall have the following meanings:
“AAA” has the meaning set forth in Section 5.7(b).
“Action” has the meaning set forth in Section 5.13(a).
“Adverse Disclosure” means any public disclosure of material non-public information, which (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) would reasonably be expected to have a material adverse effect on PubCo and (x) PubCo has a bona fide business purpose for preserving the confidentiality of such information and (y) failure to disclose such information renders PubCo unable to comply with SEC requirements, in each case under circumstances that would make it impractical or impossible to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable.
“Affiliate” of any particular Person means any other Person that directly, or indirectly through one or more of its intermediaries, controls, is controlled by or under common control with such particular Person, where “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.
“Automatic Shelf Registration Statement” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.
“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.
“Board” means the board of directors of PubCo.
“Business Combination” has the meaning set forth in the Recitals.
“Business Combination Agreement” has the meaning set forth in the Recitals.
“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized by Law to close in New York, New York or Dublin, Ireland.
“Cause” means the Holder’s fraud, gross negligence, recklessness, bad faith, intentional breach, willful misconduct or violation of any Laws applicable to this Investor Rights Agreement.
“Claim” has the meaning set forth in Section 3.6(a).
“Closing” has the meaning given to such term in the Business Combination Agreement.
“Closing Date” has the meaning given to such term in the Business Combination Agreement.
“Common Shares” means shares of Class A Common Stock of PubCo, par value $0.0001 per share, including (i) any shares of Class A Common Stock issuable upon the exercise of any warrant or other right to acquire shares of Class A Common Stock and conversion of the Class B Common Stock of PubCo, and (ii) any Equity Securities of PubCo that may be issued or distributed or be issuable with respect to such shares of Class A Common Stock by way of conversion, dividend, share split, share sub-division or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction.
“Confidential Information” has the meaning set forth in Section 2.7.
“Demand Delay” has the meaning set forth in Section 3.2(a)(i).
“Demand Initiating Holders” has the meaning set forth in Section 3.2(a).
“Demand Period” has the meaning set forth in Section 3.2(c).
“Demand Registration” has the meaning set forth in Section 3.2(a).
“Demand Registration Notice” has the meaning set forth in Section 3.2(a).
“Distribution” means a distribution, however structured (including through dissolution), by any Holder of Equity Securities of PubCo to such Holder’s limited partners, members or equity holders (as applicable).
“Effective Date” has the meaning set forth in the Preamble.
“Entity” means a Person that is not a natural Person.
“Equity Securities” means, with respect to any Person, all of the shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock or restricted share awards, restricted stock or restricted share units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, as the same shall be in effect from time to time.
“Family Member” means with respect to any Person, a spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such Person or any trust created for the benefit of such Person or of which any of the foregoing is a beneficiary.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Governmental Entity” means (i) any federal, national, supranational, foreign, state, provincial, local, county, municipal or other government, (ii) any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official, (iii) any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, (iv) any court, tribunal, judicial or arbitral body or arbitrator (public or private), or (v) any Self-Regulatory Organization; provided that in each case to the extent that the rules, regulations or orders of such body or authority have the force of Law.
“Holder” means any holder of Registrable Securities who is a Party to, or who succeeds to rights under, this Investor Rights Agreement pursuant to Section 5.1; provided, that a Party who does not hold Registrable Securities as of the Closing Date and who acquires Registrable Securities after the Closing Date will become a Holder upon PubCo receiving a representation in writing from such Party confirming the number of Registrable Securities it holds.
“Holder Indemnitees” has the meaning set forth in Section 5.13(a).
“Indemnification Sources” has the meaning set forth in Section 5.13(c).
“Indemnified Liabilities” has the meaning set forth in Section 5.13(a).
“Indemnified Party” has the meaning set forth in Section 3.6(c).
“Indemnitee-Related Entities” has the meaning set forth in Section 5.13(c).
“Insider Letter Agreement” means that certain Insider Letter Agreement, dated February 23, 2022, by and among Sponsor, PubCo and the other parties thereto identified therein.
“Investor Rights Agreement” has the meaning set forth in the Preamble.
“Independent Director” means an individual who qualifies as “independent” as such term is used in the NASDAQ rules.
“Laws” means any laws (statutory, common or otherwise), acts, statutes, constitutions, treaties, directive, executive order, injunction, judgment, decree, ordinances, codes, rules, regulations or rulings of a Governmental Entity. All references to “Laws” shall be deemed to include any amendments thereto, and any successor Law, unless the context otherwise requires.
“Lock-Up Period” means the period commencing on the Closing Date and ending on the date falling twelve (12) months following the Closing Date.
“Lock-Up Shares” has the meaning set forth in Section 4.1.
“Market Stand-Off Period” has the meaning set forth in Section 3.10.
“Marketed” means an Underwritten Shelf Take-Down or other Underwritten Offering, as applicable, that involves the use or involvement of a customary “road show” (including an “electronic road show”) or other public marketing or general advertising effort by Underwriters.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(iii).
“Maximum Offering Size” has the meaning set forth in Section 3.2(d).
“Necessary Action” means, with respect to any Party and a specified result, all actions (to the extent such actions (a) are not prohibited by applicable Law and are within such Party’s control, (b) do not directly conflict with any rights expressly granted to such Party in this Investor Rights Agreement or the Business Combination Agreement and (c) are necessary, in the case of any action that requires a vote or other action on the part of the Board (to the extent such action is consistent with fiduciary duties that PubCo’s directors may have in such capacity), to cause such result, including, but not limited to, (i) calling extraordinary general meetings of PubCo, (ii) voting or providing a written consent or proxy, if applicable in each case, with respect to Common Shares, (iii) causing the adoption of shareholders’ resolutions and amendments to the Organizational Documents, (iv) executing agreements and instruments, (v) making, or causing to be made, with Governmental Entities, all filings, registrations or similar actions that are required to achieve such result and (vi) nominating or appointing certain Persons (including to fill vacancies) and providing the highest level of support for election of such Persons to the Board in connection with the annual general meeting or extraordinary general meeting of PubCo.
“Non-Marketed” means an Underwritten Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down.
“Organizational Documents” means, with respect to a Person that is not an individual, its articles of incorporation, certificate of incorporation, certificate of formation, bylaws, memorandum and/or articles of incorporation, operating agreement, certificate of limited partnership, partnership agreement and/or similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation, incorporation or organization of such Person, including any amendments thereto.
“Original RRA” has the meaning set forth in the Recitals.
“Other Holders” has the meaning set forth in the Preamble.
“Party” has the meaning set forth in the Preamble.
“Permitted Transferee” means with respect to any Person, (i) any Family Member of such Person (or to a trust, the beneficiary of which is a Family Member of such Person), (ii) any Affiliate of such Person, (iii) any Affiliate of any Family Member of such Person (excluding any Affiliate under this clause (iii) who operates or engages in a business which competes with the business of PubCo and its Subsidiaries), (iv) a charitable organization, (v) any direct or indirect limited partners, members or equity holders of such Person (including via distribution or dissolution) and (vi) any Person that a Party is permitted to Transfer such Person’s Lock-Up Shares under the Insider Letter Agreement and the Private Placement Units Purchase Agreement.
“Person” means and includes an individual, a partnership (general or limited), a joint venture, a corporation, a company, a trust, an estate, a limited liability company, an association, a joint-stock company, an unincorporated organization, a Governmental Entity or other entity.
“Piggyback Registration Notice” has the meaning set forth in Section 3.3(a)(i).
“Principal Parties” means each of Sponsor and Seller.
“Private Placement Securities” means those units of PubCo issued to Sponsor pursuant to the Private Placement Units Purchase Agreement, including the shares of Class A Common Stock of PubCo underlying such units, the warrants to purchase Class A Common Stock of PubCo underlying such units and the shares of Class A Common Stock of PubCo underlying such warrants.
“Private Placement Units Purchase Agreement” means that certain Private Placement Units Purchase Agreement, dated February 23, 2022, by and between PubCo and Sponsor.
“Proceeding” has the meaning set forth in Section 5.7(b).

“Prospectus” means the prospectus included in any Registration Statement, all amendments (including post-effective amendments) and supplements to such prospectus, and all material incorporated by reference in such prospectus.
“PubCo” has the meaning set forth in the Preamble.
“Ratner” means Aaron Ratner, an individual, who is a director of PubCo at the Closing.
“Registrable Securities” means (a) any Common Shares, (b) any Warrants or any Common Shares issued or issuable upon the exercise thereof and (c) any Equity Securities of PubCo or any Subsidiary of PubCo that may be issued or distributed or be issuable with respect to the securities referred to in clauses (a) or (b) by way of conversion, dividend, share split, share sub-division or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case held directly or indirectly by Sponsor, Seller or the Other Holders, or in each case, any of their respective Permitted Transferees; provided, that such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise lawfully transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by PubCo and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities have been sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC); or (v) such securities have been lawfully sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.
“Registration” means a registration, including any related Shelf Take-Down, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.
“Registration Expenses” means the out-of-pocket expenses of a Registration or other Transfer pursuant to the terms of this Investor Rights Agreement, including (a) all SEC or stock exchange registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA (or any successor provision)), (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (e) the fees and disbursements of counsel for PubCo and of its independent public accountants, including the expenses of any special audits and/or comfort letters required by or incident to such performance and compliance, (f) any fees and disbursements of Underwriters customarily paid by the issuers or sellers of securities, including liability insurance if PubCo so desires or if the Underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (g) the reasonable and documented fees and out-of-pocket expenses of one counsel for all of the Holders participating in such Registration or other Transfer, selected by such Holders that own a majority of the Registrable Securities participating in such Registration or other Transfer and (h) the costs and expenses of PubCo relating to analyst and investor presentations or any “road show” undertaken in connection with the Registration and/or marketing of the Registrable Securities (including the expenses of the Holders).
“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Investor Rights Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, contractors, agents, attorneys, accountants, actuaries, consultants, financial advisors, or any other Person acting on behalf of such Person(s).

“Rules” has the meaning set forth in Section 5.7(b).
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, as the same shall be in effect from time to time.
“Self-Regulatory Organization” means any securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization applicable to a Party.
“Shared Representative” has the meaning set forth in Section 2.7.
“Shelf Holder” means any Holder that owns Registrable Securities that have been registered on a Shelf Registration Statement.
“Shelf Registration” means a registration of securities pursuant to a Registration Statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act.
“Shelf Registration Statement” means a Registration Statement of PubCo filed with the SEC on either (a) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (b) if PubCo is not permitted to file a Registration Statement on Form S-3, a Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering the Registrable Securities, as applicable.
“Shelf Suspension” has the meaning set forth in Section 3.1(c).
“Shelf Take-Down” means any offering or sale of Registrable Securities initiated by a Shelf Take-Down Initiating Holder pursuant to a Shelf Registration Statement.
“Shelf Take-Down Initiating Holders” means the Holders holding at least ten percent (10%) of the Registrable Securities or the holders of a majority of the Registrable Securities then owned by Sponsor and its Permitted Transferees.
“Sponsor” has the meaning set forth in the Preamble.
“Sponsor Director” has the meaning set forth in Section 2.1.
“Subscription Agreements” has the meaning given to such term in the Business Combination Agreement.
“Subsequent Shelf Registration” has the meaning set forth in Section 3.1(b).
“Subsidiary” means, with respect to any Person, (i) any Entity of which a majority of the total voting power entitled to vote in the appointment or election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) any partnership, limited liability company, association or other Entity of which a majority of the partnership, limited liability company or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other Entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, association or other Entity or controls the managing member, manager or general partner or similar position of such partnership, limited liability company, association or other Entity.
“Take-Down Participation Notice” has the meaning set forth in Section 3.1(d)(iv)(C).
“Take-Down Tagging Holder” has the meaning set forth in Section 3.1(d)(iv)(B).
“Transfer” means, when used as a noun, any voluntary or involuntary, direct or indirect, transfer, assignment, sale, pledge, encumbrance, mortgage, or hypothecation, distribution or other disposition by the Transferor (whether by operation of law or otherwise) and, when used as a verb, the Transferor voluntarily or involuntarily, directly or indirectly, transfers, assigns, sells, offers to sell, pledges, encumbers, mortgages or hypothecates, grants any options to purchase or otherwise dispose of, distributes or otherwise disposes of (whether by operation of law or otherwise), including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.
“Underwriter” means any investment banker(s) and manager(s) appointed to administer the offering of any Registrable Securities in an Underwritten Offering.
“Underwritten Offering” means a Registration in which securities of PubCo are sold to an Underwriter for distribution to the public.
“Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(ii)(A).
“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 3.1(d)(ii)(A).
“Warrants” means (a) warrants to purchase 445,000 Common Shares issued to Sponsor pursuant to that certain Private Placement Units Purchase Agreement, dated February 23, 2022, by and between Sponsor and PubCo, and (b) to the extent applicable, any warrants to purchase Common Shares issuable to Sponsor upon the conversion of working capital loans, in each case, for a purchase price of $11.50 per share.
“Well-Known Seasoned Issuer” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.
Section 1.2   Interpretive Provisions.   For all purposes of this Investor Rights Agreement, except as otherwise provided in this Investor Rights Agreement or unless the context otherwise requires:
(a)   the meanings of defined terms are applicable to the singular as well as the plural forms of such terms;
(b)    the words “hereof”, “herein”, “hereunder” and words of similar import, when used in this Investor Rights Agreement, refer to this Investor Rights Agreement as a whole and not to any particular provision of this Investor Rights Agreement;
(c)    references in this Investor Rights Agreement to any Law shall be deemed also to refer to such Law inclusive of all rules and regulations promulgated thereunder;
(d)    whenever the words “include”, “includes” or “including” are used in this Investor Rights Agreement, they shall mean “without limitation;”
(e)    the captions and headings of this Investor Rights Agreement are for convenience of reference only and shall not affect the interpretation of this Investor Rights Agreement; and
(f)    pronouns of any gender or neuter shall include, as appropriate, the other pronoun forms.
ARTICLE II
GOVERNANCE
Section 2.1   Board of Directors.
(a)   Board Structure; Initial Composition.   Each of the Parties hereto, severally and not jointly, agrees to take all Necessary Action to cause the Board to be comprised of seven (7) directors at and immediately following the Closing. The Parties hereto, severally and not jointly, agree to take all Necessary Action to cause the Board as of the Closing to be comprised of (i) three (3) individuals nominated by Sponsor (each, a “Sponsor Director”), and (ii) four (4) individuals nominated by Seller (each, a “Seller Director”). At and following the Closing, each of the Parties, severally and not jointly, agrees to take all Necessary Action to cause the foregoing directors to be divided into three classes of directors (Class I,

Class II and Class III), with each class serving for staggered three-year terms. The Principal Parties shall mutually agree on which directors shall serve in each class as of the Closing; provided that one of the Sponsor Directors and two of the Seller Directors hall be Class III directors, one of the Sponsor directors and one of the Seller Directors shall be Class II directors and one of the Sponsor directors and one of the Seller Directors shall be a Class I director. The initial term of the Class I directors shall expire immediately following PubCo’s 2024 annual general meeting of PubCo at which directors are appointed. The initial term of the Class II directors shall expire immediately following PubCo’s 2025 annual general meeting of PubCo at which directors are appointed. The initial term of the Class III directors shall expire immediately following PubCo’s 2026 annual meeting at which directors are appointed.
(b)   Independent Directors.   From and after the initial slate of the Board is constituted pursuant to Section 2.1(a), PubCo shall take all Necessary Action to ensure that the Board consists of such number of Independent Directors so as to meet the independence requirements of NASDAQ or any other securities exchange on which the Equity Securities of PubCo are then listed.
(c)   Removal; Vacancies.   Sponsor or Seller, as applicable, shall have the exclusive right (in the applicable Party’s sole and absolute discretion) to (i) remove one or more of their nominees from the Board for any reason, and PubCo shall take all Necessary Action to cause the removal of any such nominee(s) at the request of the applicable Party and/or (ii) designate directors for appointment to the Board to fill vacancies created by reason of death, removal, resignation or any other vacancy of its nominees to the Board, and PubCo shall take all Necessary Action to nominate or cause the Board to appoint, as applicable, replacement directors designated by the applicable Party to fill any such vacancies created pursuant to clause (i) or (ii) above as promptly as practicable (and in any event prior to the next meeting or action of the Board or applicable committee).
(d)   Sponsor Representation.   Following the Closing, after the expiration of Ratner’s initial term as a director of PubCo, Ratner shall have the right to continue to serve as a director of PubCo for so long as he Beneficially Owns Common Shares in PubCo representing at least forty percent (40%) of the Common Shares attributable to his interest in the Sponsor at the time of Closing. Pursuant to the preceding sentence, PubCo shall take all Necessary Action to include Ratner in the slate of nominees recommended by PubCo for appointment as directors at each applicable annual general meeting or extraordinary general meeting of PubCo at which directors are to be appointed including, for the avoidance of doubt, the Purchaser Special Meeting, as such term is defined in the Business Combination Agreement.
Section 2.2   Committees.   In accordance with PubCo’s Organizational Documents, as of the Closing, (i) the Board shall establish and maintain committees of the Board for (x) Audit, (y) Compensation and (z) Nominating and Corporate Governance, and (ii) the Board may, from time to time, by resolution establish and maintain other committees of the Board, in accordance with applicable Laws and stock exchange regulations, and subject to requisite independence requirements applicable to such committee.
Section 2.3   Compensation, Reimbursement of Expenses.   Each Sponsor Director and Seller Director appointed or duly elected to the Board shall be entitled to compensation consistent with the compensation received by other directors, including (if applicable) any fees and equity awards. PubCo shall reimburse the directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board and any committees thereof, including travel, lodging and meal expenses, in a manner which is reasonable and customary for public companies comparable to PubCo.
Section 2.4   Indemnification.   PubCo shall provide the Sponsor Directors and the Seller Directors with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to the other directors of PubCo. Furthermore, PubCo shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any Sponsor Director or Seller Director nominated pursuant to this Investor Rights Agreement as and to the extent consistent with applicable Law, the Organizational Documents of PubCo and any indemnification agreements with directors (whether such right is contained in the Organizational Documents or another document) (except to the extent such amendment or alteration permits PubCo to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).

Section 2.5   D&O Insurance.   PubCo shall, in a manner which is reasonable and customary for public companies comparable to PubCo, do the following: (i) purchase and maintain directors’ and officers’ liability insurance, and (ii) for so long as any Sponsor Director or Seller Director serves as a director, continue to maintain such directors’ and officers’ liability insurance coverage with respect to such director; provided, that upon removal or resignation of any such director for any reason, PubCo shall take all actions reasonably necessary to extend such directors’ and officers’ liability insurance coverage with respect to such director for a period of not less than six (6) years from any such event in respect of any act or omission of such director occurring at or prior to such event.
Section 2.6   Review of Nominees.   Any potential Sponsor Director or Seller Director nominee shall be subject to PubCo’s customary due diligence process, including its review of a completed questionnaire and a background check. Based on the foregoing, either PubCo or Seller may reasonably object to any such nominee within 15 days of receiving such completed questionnaire and background check authorization, (i) provided it does so in good faith and (ii) solely to the extent such objection is based upon the ability or integrity of such proposed director pursuant to events, occurrences or legal proceedings which occurred during the past ten (10) years as specified in sub-section (f) of Item 401 of Regulation S-K. In the event of such an objection, the Board may reasonably determine that any such nominee is unsuitable, in which case the applicable Party shall be entitled to propose a different nominee to the Board within thirty (30) days of the Board’s determination, and such replacement nominee shall be subject to the same review process outlined above in this Section 2.6.
Section 2.7   Sharing of Information.   To the extent permitted by antitrust, competition or any other applicable Law, each of Parties agree and acknowledge that the Sponsor Directors and Seller Directors may share confidential, non-public information about PubCo and its Subsidiaries (“Confidential Information”) with Sponsor and Seller, as applicable. Each of Sponsor and Seller recognizes that it, or its Affiliates and Representatives, has acquired or will acquire Confidential Information the use or disclosure of which could cause PubCo substantial loss and damages that could not be readily calculated and for which no remedy at Law would be adequate. Accordingly, each of Sponsor and Seller covenants and agrees, severally and not jointly, with PubCo that it will not (and will cause its respective controlled Affiliates and direct its Representatives who actually receive Confidential Information not to) at any time, except with the prior written consent of PubCo, disclose any Confidential Information known to it to any third party or use such Confidential Information for any unauthorized purpose. The foregoing restrictions on each Party shall not apply to Confidential Information, to the extent that (a) such information becomes generally available or known to the public through no fault of such Party, (b) disclosure is required by applicable Law (including any filing following the Closing Date with the SEC pursuant to applicable securities laws) or court of competent jurisdiction, or is requested by a Governmental Entity (provided, that, other than in the case of any required filing following the Closing Date with the SEC or in connection with any routine audit or examination as described below, such Party promptly notifies PubCo of such requirement or request and takes commercially reasonable steps, at the sole cost and expense of PubCo, to minimize the extent of any such required disclosure), (c) such information was lawfully available, or becomes lawfully available, to such Party without restriction from a source (other than PubCo) without any breach of duty to PubCo or (d) such information was independently developed by such Party or its Affiliates or Representatives without the use of or reference to the Confidential Information. Notwithstanding the foregoing, nothing in this Investor Rights Agreement shall prohibit any of Sponsor or Seller from disclosing Confidential Information (x) to any Affiliate, Representative, limited partner, member or shareholder of such Party if such Persons have a need to know such information in order to perform their duties and/or properly advise such Party (provided, that such Person shall be bound by an obligation of confidentiality with respect to such Confidential Information and the Party shall be responsible for any breach of this Section 2.7 by any such Person) or (y) if such disclosure is made to a Governmental Entity with regulatory authority or jurisdiction over such Party in connection with a routine audit or examination that is not specifically directed at PubCo or the Confidential Information (provided, that such Party shall request that confidential treatment be accorded to any information so disclosed). No Confidential Information shall be deemed to be provided to any Person, including any Affiliate or Representative of Sponsor or Seller (as applicable), unless such Confidential Information is actually provided to such Person. Furthermore, receipt of Confidential Information shall not be imputed to any Affiliate of Sponsor or Seller solely by virtue of the fact that the Person serves in a similar capacity for such Affiliate (a “Shared Representative”) and has received Confidential Information, unless a Shared Representative conveys, shares or communicates Confidential Information to such Affiliate.

ARTICLE III
REGISTRATION RIGHTS
Section 3.1   Shelf Registration.
(a)   Filing.   PubCo shall file, as soon as is reasonably practicable and in any event within forty-five (45) days of the Closing Date, a Shelf Registration Statement covering the resale of all Registrable Securities (except as determined by PubCo pursuant to Section 3.7 as of two Business Days prior to such filing) on a delayed or continuous basis. PubCo shall use its reasonable best efforts to cause such Shelf Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the ninetieth (90th) calendar day following the filing date thereof if the SEC notifies PubCo that it will “review” the Shelf Registration Statement and (b) the tenth (10th) business day after the date PubCo is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. PubCo shall maintain such Shelf Registration Statement in accordance with the terms of this Investor Rights Agreement, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act, until such time as all Registrable Securities registered by such Shelf Registration Statement have been sold or cease to be Registrable Securities. In the event PubCo files a Shelf Registration Statement on Form S-1, PubCo shall use its commercially reasonable efforts to convert such Shelf Registration Statement (and any Subsequent Shelf Registration) to a Shelf Registration Statement on Form S-3 as soon as practicable after PubCo is eligible to use Form S-3. PubCo shall also use its reasonable best efforts to file any replacement or additional Shelf Registration Statement and use reasonable best efforts to cause such replacement or additional Shelf Registration Statement to become effective prior to the expiration of the initial Shelf Registration Statement filed pursuant to this Section 3.1(a). As soon as reasonably practicable following the effective date of the Shelf Registration Statement filed pursuant to this Section 3.1(a), PubCo shall notify the Holders of the effectiveness of such Shelf Registration Statement. On its effective date, the Shelf Registration Statement will comply with all applicable requirements of the Securities Act and the Exchange Act and will not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(b)   Subsequent Shelf Registration.   If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time while there remain any Registrable Securities registered by such Shelf Registration Statement which remain unsold, PubCo shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement). PubCo shall also use its reasonable best efforts to, as promptly as is reasonably practicable, amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional Registration Statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all outstanding Registrable Securities registered by such prior Shelf Registration Statement. If a Subsequent Shelf Registration is filed, PubCo shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if PubCo is a Well-Known Seasoned Issuer), (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Subsequent Shelf Registration have been sold or cease to be Registrable Securities and (iii) keep the Holders reasonably informed in respect of the foregoing.
(c)   Suspension of Filing or Registration.   If PubCo shall furnish to the Shelf Holders, a certificate signed by the chief executive officer or equivalent senior executive of PubCo, stating that the filing, effectiveness or continued use of any Shelf Registration Statement would require PubCo to make an Adverse Disclosure, then PubCo shall have a period of not more than forty-five (45) days within which to delay the filing or effectiveness (but not the preparation) of such Shelf Registration Statement or, in the case of a Shelf Registration Statement that has been declared effective, to suspend the use by Shelf Holders of such Shelf Registration Statement (in each case, a “Shelf Suspension”); provided, however, that PubCo shall not be permitted to exercise in any twelve (12) month period (i) more than one (1) Shelf Suspension pursuant to this Section 3.1(c) and Demand Delay pursuant to Section 3.2(a). Each Holder shall keep confidential the fact that a Shelf Suspension is in effect, the certificate referred to above and its contents for the permitted duration of the Shelf Suspension or until otherwise notified by PubCo, except (A) for disclosure to such Holder’s Representatives who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its members, limited partners or shareholders who have agreed to keep such information confidential and (C) as required by applicable Laws. In the case of a Shelf Suspension that occurs after the effectiveness of the applicable Shelf Registration Statement, the Shelf Holders agree to suspend use of the applicable Prospectus for the permitted duration of such Shelf Suspension in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the certificate referred to above. PubCo shall immediately notify the Holders or Shelf Holders, as applicable, upon the termination of any Shelf Suspension, and (i) in the case of a Shelf Registration Statement that has not been declared effective, shall promptly thereafter file the Shelf Registration Statement and use its reasonable best efforts to have such Shelf Registration Statement declared effective under the Securities Act and (ii) in the case of an effective Shelf Registration Statement, shall amend or supplement the Prospectus, if necessary, so it does not contain any material misstatement or omission prior to the expiration of the Shelf Suspension, and also furnish to the Shelf Holders such numbers of copies of the Prospectus as so amended or supplemented as the Shelf Holders may reasonably request. PubCo agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by PubCo for the Registration or by the instructions applicable to such registration form or by the Securities Act (or the rules or regulations promulgated thereunder), or as may otherwise be reasonably requested by the Shelf Holders Beneficially Owning at least a majority of the Registrable Securities then outstanding.
(d)   Shelf Take-Downs.
(i)   Generally.   Subject to the terms and provisions of this Article III, following the Lock-Up Period, a Shelf Take-Down Initiating Holder may initiate a Shelf Take-Down that, at the option of such Shelf Take-Down Initiating Holder (A) is in the form of an Underwritten Shelf Take-Down or a Shelf Take-Down that is not an Underwritten Shelf Take-Down and (B) in the case of an Underwritten Shelf Take-Down, is Non-Marketed or Marketed, in each case, as shall be specified in the written demand delivered by the Shelf Take-Down Initiating Holder to PubCo pursuant to the provisions of this Section 3.1(d). For the avoidance of doubt, a Shelf Holder that is not a Shelf Take-Down Initiating Holder cannot initiate any form of Shelf Take-Down.
(ii)   Underwritten Shelf Take-Downs.
(A)   A Shelf Take-Down Initiating Holder may elect in a written demand delivered to PubCo (an “Underwritten Shelf Take-Down Notice”) for any Shelf Take-Down that it has initiated to be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”), and PubCo shall, if so requested, file and effect an amendment or supplement of the Shelf Registration Statement for such purpose as soon as practicable. The Shelf Holders that own a majority of the Registrable Securities to be offered for sale in such Underwritten Shelf Take-Down shall have the right to select the Underwriter or Underwriters to administer such Underwritten Shelf Take-Down with the prior written approval of PubCo (such approval shall not be unreasonably withheld by PubCo).
(B)   With respect to any Underwritten Shelf Take-Down (including any Marketed Underwritten Shelf Take-Down), in the event that a Shelf Holder otherwise would be entitled to participate in such Underwritten Shelf Take-Down pursuant to this Section 3.1(d)(ii), Section 3.1(d)(iii) or Section 3.1(d)(iv), as the case may be, the right of such Shelf Holder to participate in such Underwritten Shelf Take-Down shall be conditioned upon such Shelf Holder’s participation in such underwriting and the inclusion of such Shelf Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all Shelf Holders proposing to distribute their securities through such Underwritten Shelf Take-Down, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters. Notwithstanding any other provision of this Section 3.1, if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per-security offering price) require a limitation of the number of Registrable Securities to be underwritten in an Underwritten Shelf Take-Down, then PubCo shall so advise all Shelf Holders that have requested to participate in such Underwritten Shelf Take-Down, and the number of Registrable Securities that may be included in such Underwritten Shelf Take-Down shall be allocated pro rata among such Shelf Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Shelf Holders at the time of such Underwritten Shelf Take-Down; provided, that any Registrable Securities thereby allocated to a Shelf Holder that exceeds such Shelf Holder’s request shall be reallocated among the remaining Shelf Holders in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Shelf Take-Down shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from any contemporaneous Underwritten Offering. No Registrable Securities excluded from an Underwritten Shelf Take-Down by reason of the Underwriter’s marketing limitation shall be included in such underwritten offering.
(iii)   Marketed Underwritten Shelf Take-Downs.   The Shelf Take-Down Initiating Holder submitting an Underwritten Shelf Take-Down Notice shall indicate in such notice that it delivers to PubCo pursuant to Section 3.1(d)(ii) whether it intends for such Underwritten Shelf Take-Down to be Marketed (a “Marketed Underwritten Shelf Take-Down”). Upon receipt of an Underwritten Shelf Take-Down Notice indicating that such Underwritten Shelf Take-Down will be a Marketed Underwritten Shelf Take-Down, PubCo shall promptly (but in any event no later than ten (10) days prior to the expected date of such Marketed Underwritten Shelf Take-Down) give written notice of such Marketed Underwritten Shelf Take-Down to all other Shelf Holders under such Shelf Registration Statement and any such Shelf Holders requesting inclusion in such Marketed Underwritten Shelf Take-Down must respond in writing within five (5) days after the receipt of such notice. Each such Shelf Holder that timely delivers any such request shall be permitted to sell in such Marketed Underwritten Shelf Take-Down subject to the terms and conditions of Section 3.1(d)(ii).
(iv)   Non-Marketed Underwritten Shelf Take-Downs.   Any Shelf Take-Down Initiating Holder may initiate an Underwritten Shelf Take-Down that is Non-Marketed (a “Non-Marketed Underwritten Shelf Take-Down”) by providing written notice thereof to PubCo and PubCo shall provide written notice thereof to all other Shelf Holders. Any notice delivered pursuant to the immediately preceding sentence shall include (A) the total number of Registrable Securities expected to be offered and sold in such Shelf Take-Down and (B) the expected timing and plan of distribution of such Shelf Take-Down.
Section 3.2   Demand Registrations.
(a)   Holders’ Demand for Registration.   At any time when a Shelf Registration Statement is not effective pursuant to Section 3.1, Holders holding at least ten percent (10%) of the Registrable Securities at any time following the Lock-up Period or the holders of a majority of the Registrable Securities then owned by Sponsor and its Permitted Transferees (the then eligible Holders, the “Demand Initiating Holders”) may request in writing (a “Demand Registration Notice”) that PubCo shall file and effect a Registration Statement in connection with an Underwritten Offering other than a Shelf Registration or a Shelf Take-Down (a “Demand Registration”) of Registrable Securities held by such Holders. The Demand Initiating Holders that own a majority of the Registrable Securities to be offered for sale in such Underwritten Offering shall have the right to select the Underwriter or Underwriters to administer such Underwritten Offering with the prior written approval of PubCo (such approval shall not be unreasonably withheld by PubCo). If at any time PubCo shall receive a Demand Registration Notice, PubCo shall:
(i)   within thirty (30) days following the receipt of a Demand Registration Notice (subject to compliance with any applicable covenants in any underwriting agreement for a previous registration),

file the appropriate Registration Statement; provided, that PubCo shall not be obligated to file any Registration Statement or other disclosure document pursuant to this Section 3.2 (but shall be obligated to continue to prepare such Registration Statement or other disclosure document) if PubCo shall furnish to the Demand Initiating Holders a certificate signed by the chief executive officer or equivalent senior executive of PubCo, stating that the filing or effectiveness of such Registration Statement would require PubCo to make an Adverse Disclosure, in which case PubCo shall have an additional period (each, a “Demand Delay”) of not more than thirty (30) days within which to file such Registration Statement.; provided, however, that PubCo shall not exercise, in any twelve (12) month period, (x) more than one (1) Demand Delay pursuant to this Section 3.2(a) and Shelf Suspension pursuant to Section 3.1(c). The Demand Initiating Holders shall keep confidential the fact that a Demand Delay is in effect, the certificate referred to above and its contents for the permitted duration of the Demand Delay or until otherwise notified by PubCo, except (A) for disclosure to the Demand Initiating Holders’ Representatives who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners, members and shareholders who have agreed to keep such information confidential and (C) as required by applicable Laws.
(b)   Underwriting.   If the Demand Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an Underwritten Offering, they shall so advise PubCo as part of their demand made pursuant to this Section 3.2 PubCo shall include such information in the written notice referred to in Section 3.2(a). In such event, the right of the Holders’ registration pursuant to this Section 3.2 shall be conditioned upon the Demand Initiating Holders’ participation in such Underwritten Offering and the inclusion of the Demand Initiating Holders’ Registrable Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all holders of Registrable Securities of PubCo proposing to distribute their securities through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected by the Demand Initiating Holders and reasonably satisfactory to PubCo (as evidenced by PubCo’s prior written approval thereof, which shall not be unreasonably withheld). Notwithstanding any other provision of this Section 3.2, if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo shall so advise the Demand Initiating Holders, and the number of Registrable Securities that may be included in the Demand Registration and Underwritten Offering shall be allocated pro rata among the Demand Initiating Holders and other holders of Registrable Securities exercising a contractual or other right to dispose of Registrable Securities in such Underwritten Offering thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such persons at the time of filing the Registration Statement; provided, that any Registrable Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the Demand Initiating Holders and other requesting holders of Registrable Securities in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Offering shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from the Underwritten Offering. No Registrable Securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Demand Registration. If the Underwriter has not limited the number of Registrable Securities to be underwritten, PubCo may include securities for its own account (or for the account of any other Persons) in such Demand Registration if the Underwriter so agrees and if the number of Registrable Securities would not thereby be limited.
(c)   Effective Registration.   PubCo shall be deemed to have effected a Demand Registration if the Registration Statement pursuant to such registration is declared effective by the SEC and remains effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as, in the reasonable opinion of legal counsel for the Underwriters, a prospectus is required by applicable Law to be delivered in connection with sales of Registrable Securities by an Underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if the SEC or another Governmental Entity issue any stop order, injunction or other suspension or limitation of the registration pursuant to applicable Law during the Demand Period the conditions specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied.
(d)   Priority of Demand Registration.   Notwithstanding any other provision of this Section 3.2, if (i) the Demand Initiating Holders intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwritten offering and (ii) the Underwriter(s) advise PubCo that the number of Registrable Securities proposed to be included in such offering (including Registrable Securities requested by the Holders to be included in such offering and any securities that the PubCo or any other Person proposes to be included that are not Registrable Securities) exceeds the number of Equity Securities that can be sold in such underwritten offering or the number of Equity Securities proposed to be included in such Demand Registration would adversely affect the price per security proposed to be sold in such underwritten offering (in either situation, the “Maximum Offering Size”), then PubCo shall so advise the Demand Initiating Holders with Registrable Securities requested to be included in such underwritten offering, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Registrable Securities requested to be included in such underwritten offering by the Demand Initiating Holders up to the Maximum Offering Size; and (B) second, any securities proposed to be registered by PubCo.
(e)   Demand Registration Withdrawal.   Any Holder whose Registrable Securities were to be included in any such registration pursuant to this Section 3.2 may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to PubCo and the Underwriter or Underwriters (if any) delivered three business days prior to the effective date of the relevant Demand Registration.
Section 3.3   Piggyback Registration.
(a)   If at any time or from time to time PubCo shall determine to register any of its Equity Securities, either for its own account or for the account of security holders (other than in (i) a registration relating solely to employee benefit plans, (ii) a registration statement on Form S-4 or Form S-8 (or such other similar successor forms then in effect under the Securities Act), (iii) a registration pursuant to which PubCo is offering to exchange its own securities for other securities, (iv) a registration statement relating solely to dividend reinvestment or similar plans, (v) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of PubCo or any of its Subsidiaries that are convertible for Common Shares and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provision) of the Securities Act may resell such notes and sell the Common Shares into which such notes may be converted, (vi) a registration pursuant to Section 3.1 or Section 3.2 hereof or (vii) a registration expressly contemplated by the Subscription Agreements) PubCo shall:
(i)   promptly (but in no event less than ten (10) Business Days before the anticipated filing date of the relevant Registration Statement) give to each Holder confidential written notice of such proposed filing (the “Piggyback Registration Notice”), such Piggyback Registration Notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution and the name of the proposed Underwriter(s), if any, in such offering and (B) offer to all of the Holders the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of the Piggyback Registration Notice; and
(ii)   include in such Registration (and any related qualification under state securities laws or other similar compliance), and in any Underwritten Offering involved therein, all the Registrable Securities specified in a written request or requests made within five (5) days after receipt of a Piggyback Registration Notice by any Holder or Holders except as set forth in Section 3.3(c) below.
(b)   Notwithstanding anything herein to the contrary, this Section 3.3 shall not apply (i) prior to the expiration of the Lock-Up Period in respect of any Holder, (ii) to any Shelf Take-Down irrespective of whether such Shelf Take-Down is an Underwritten Shelf Take-Down or not an Underwritten Shelf Take-Down or (iii) following the Lock-Up Period, to any Distribution (if applicable).
(c)   Underwriting.   If the Registration of which PubCo gives notice pursuant to Section 3.3(a) is for an Underwritten Offering, PubCo shall so advise the Holders as a part of the written notice given pursuant to Section 3.3(a)(i). In such event the right of any Holder to participate in such registration pursuant to this Section 3.3 shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. All Holders proposing to dispose of their Registrable Securities through such Underwritten Offering, together with PubCo and the other parties distributing their Equity Securities of PubCo through such Underwritten Offering, shall be subject to an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by PubCo. Notwithstanding any other provision of this Section 3.3, if the Underwriters shall advise PubCo that marketing or other factors (including, without limitation, an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo may limit the number of Registrable Securities to be included in the Registration and Underwritten Offering as follows:
PubCo shall inform all Holders of Registrable Securities that have requested to participate in such offering that the number of Registrable Securities which may be included in the Registration and Underwritten Offering shall be allocated in the following manner: (A) first, to PubCo, (B) second, to the Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by such Holders and (C) third, to other holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering on a pro rata basis based on the total number of Equity Securities of PubCo held by such persons; provided, in the case of this foregoing clause (C) that any Registrable Securities or Equity Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner.
No such reduction pursuant to the foregoing paragraph shall reduce the number of Registrable Securities of the selling Holders included in the Registration below twenty-five percent (25%) of the total amount of Equity Securities included in such Registration. No securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Registration.
(d)   Right to Terminate Registration.   PubCo shall have the right to terminate or withdraw any Registration initiated by it under this Section 3.3 prior to the effectiveness of such Registration whether or not any Holder has elected to include Registrable Securities in such Registration.
(e)   Priority of Piggyback Registrations.   PubCo shall use commercially reasonable efforts to cause the Underwriters of a proposed Underwritten Offering to permit the Holders who have submitted a Piggyback Registration Notice in connection with such offering to include in such offering all Registrable Securities included in each Holder’s Piggyback Registration Notice on the same terms and conditions as any other Equity Securities included in the offering. Notwithstanding the foregoing, if the Underwriters advise PubCo that the number of Registrable Securities exceeds the Maximum Offering Size, then PubCo shall so advise the Holders with Registrable Securities requested to be included in such Underwritten Offering, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Registrable Securities proposed to be registered by PubCo up to the Maximum Offering Size; (B) second, on a pro rata basis, the Registrable Securities requested by the Holders to be included in such underwritten offering; and (C) third, the Registrable Securities requested to be included in such underwritten offering by securityholders other than the Holders.
(f)   Piggyback Registration Withdrawal.   Any Holder whose Registrable Securities were to be included in any such registration pursuant to this Section 3.3 may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to PubCo and the Underwriter(s) delivered prior to the effective date of the relevant Registration Statement.

Section 3.4   Expenses of Registration.   All Registration Expenses incurred in connection with all Registrations or other Transfers effected pursuant to or permitted by this Investor Rights Agreement (including any Distribution), shall be borne by PubCo. It is acknowledged by the Holders that the Holders selling or otherwise Transferring any Registrable Securities in any Registration or Transfer shall bear all incremental selling expenses relating to the sale or Transfer of such Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing such Holders, in each case pro rata based on the number of Registrable Securities that such Holders have sold or Transferred in such Registration.
Section 3.5   Obligations of PubCo.   Whenever required under this Article III to effect the Registration of any Registrable Securities, PubCo shall, as expeditiously as reasonably possible:
(a)   prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;
(b)   prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by sellers thereof set forth in such Registration Statement;
(c)   furnish to the Holders such numbers of copies of the Registration Statement and the related Prospectus, including all exhibits thereto and documents incorporated by reference therein, and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;
(d)   in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering;
(e)   notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably possible after notice thereof is received by PubCo of any written comments by the SEC or any request by the SEC or any other federal or state Governmental Entity for amendments or supplements to such Registration Statement or such Prospectus or for additional information;
(f)   notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
(g)   notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably practicable after notice thereof is received by PubCo of (i) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement, (ii) any order by the SEC or any other Governmental Entity preventing or suspending the use of any preliminary or final Prospectus, (iii) any suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or (iv) the initiation or threaten of any legal proceeding for such foregoing purposes;
(h)   use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary or final Prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

(i)   use commercially reasonable efforts to make available for inspection by each Holder including Registrable Securities in such Registration, any Underwriter participating in any distribution pursuant to such Registration, and any attorney, accountant or other agent retained by such Holder or Underwriter, all financial and other records, pertinent corporate documents and properties of PubCo, as such parties may reasonably request, and cause PubCo’s officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney, accountant or agent in connection with such Registration Statement;
(j)   use its commercially reasonable best efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by such Registration Statement, the Underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the “Blue Sky” or securities laws of each state and other jurisdiction of the United States as any such Holder or Underwriters, if any, or their respective counsel reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1(b) and Section 3.2(c), as applicable; provided, that PubCo shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action that would subject it to taxation or service of process in any such jurisdiction where it is not then so subject;
(k)   in the case of an Underwritten Offering, use commercially reasonable efforts to obtain for delivery to the Holders of Registrable Securities covered by such Registration Statement and to the Underwriters an opinion or opinions from counsel for PubCo, dated the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or Underwriters, as the case may be, and their respective counsel;
(l)   in the case of an Underwritten Offering, use commercially reasonable efforts to obtain for delivery to PubCo and the Underwriters, with copies to the Holders of Registrable Securities included in such Registration, a cold comfort letter from PubCo’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing Underwriter or Underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;
(m)   use its reasonable best efforts to list the Registrable Securities that are covered by such Registration Statement with any securities exchange or automated quotation system on which the Common Shares or other Equity Securities of PubCo, as applicable, are then listed;
(n)   provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;
(o)   reasonably cooperate with Holders including Registrable Securities in such Registration and the Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing Underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities;
(p)   use its commercially reasonable best efforts to comply with all applicable securities laws and make available to its Holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder, to the extent applicable in each instance;
(q)   in the case of an Underwritten Offering that is Marketed, cause the senior executive officers of PubCo to participate in the customary “road show” presentations that may be reasonably requested by the Underwriters and otherwise to reasonably facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and
(r)   otherwise, in good faith, reasonably keep the Holders informed about the status, and progress of such Registration.

Section 3.6   Indemnification.
(a)   PubCo will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities and each of such Holder’s officers, directors, trustees, employees, partners, managers, members, equity holders, beneficiaries, affiliates and agents and each Person, if any, who controls such Holder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any Registration, qualification, compliance or sale effected pursuant to this Article III, and each Underwriter, if any, and each Person who controls any Underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, free writing prospectus or other similar document (including any related Registration Statement, notification, or the like) incident to any such Registration, qualification, compliance or sale effected pursuant to this Article III, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, ( and will reimburse, each such Holder, each such Underwriter and each such director, officer, trustee, employee, partner, manager, member, equity holder, beneficiary, affiliate, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action; provided, that PubCo will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to PubCo by such Holder or Underwriter expressly for use therein.
(b)   Each Holder (if Registrable Securities held by or issuable to such Holder are included in such Registration, qualification, compliance or sale pursuant to this Article III) does hereby undertake to indemnify and hold harmless, severally and not jointly, PubCo and its subsidiaries and affiliates, and each of their respective officers, directors, employees, trustees, parents, subsidiaries, partners, managers, members, equity holders, representatives, advisors, attorneys, accountants, beneficiaries, and agents, and each Person, if any, who controls PubCo within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each Underwriter, if any (together, and collectively, all such indemnified parties shall be known as “PubCo Indemnitees”), against any and all claims, losses, damages and liabilities (or actions or omissions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, free writing prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. Holder will reimburse, each of the PubCo Indemnitees for any legal fees or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such Registration Statement, prospectus, offering circular, free writing prospectus or other document, in reliance upon and in conformity with written information that (i) relates to such Holder in its capacity as a selling security holder and (ii) was furnished to PubCo by such Holder expressly for use therein; provided, however, that the aggregate liability of each Holder hereunder shall be limited to the net proceeds after underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this Section 3.6(b).
(c)   Each Person entitled to indemnification under this Section 3.6 (the “Indemnified Party”) shall give notice to the Party required to provide such indemnification (the “Indemnifying Party”) of any Claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume control of the defense of any such Claim; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such Claim, shall be subject to reasonable approval by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed) and the Indemnified Party may also participate in such defense at the Indemnifying Party’s own expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.6, except to the extent that such failure to give notice materially prejudices the Indemnifying Party in the defense of any such Claim. Settlement of any Claim by the Indemnifying Party shall be subject to the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, conditioned or delayed).
(d)   In order to provide for just and equitable contribution in case indemnification is prohibited or limited by applicable Law, the Indemnifying Party, in lieu of or in addition to indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (i) no Holder will be required to contribute any amount in excess of the net proceeds after Underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) or who has committed fraud, bad faith or willful misconduct in connection with the Claim will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation, fraud, bad faith or willful misconduct.
(e)   The indemnities provided in this Section 3.6 shall survive the Transfer of any Registrable Securities by such Holder.
Section 3.7   Information by Holder.   The Holder or Holders of Registrable Securities included in any Registration shall furnish to PubCo such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as PubCo may reasonably request in writing as needed in connection with any Registration, qualification or compliance referred to in this Article III. Each Holder agrees, if requested in writing by PubCo, to represent to PubCo the total number of Registrable Securities held by such Holder in order for PubCo to make determinations under this Investor Rights Agreement, including for purposes of Section 3.9 hereof. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, if any Holder does not provide PubCo with information requested pursuant to this Section 3.7, PubCo may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if such information is necessary to effect the Registration and such Holder fails to provide such information. No Person may participate in any Underwritten Offering of Equity Securities of PubCo pursuant to a Registration under this Investor Rights Agreement unless such Person completes and executes all customary questionnaires, powers of attorney, custody agreements, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.
Section 3.8   Delay of Registration.   No Holder shall have any right to obtain, and hereby waives any right to seek, an injunction restraining or otherwise delaying, limiting or otherwise impeding any such Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article III.
Section 3.9   Rule 144 Reporting.   With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without Registration, PubCo agrees to use its reasonable best efforts to:
(a)   make and keep current public information available, within the meaning of Rule 144 (or any similar or analogous rule) promulgated under the Securities Act, at all times;

(b)   file with the SEC, in a timely manner, all reports and other documents as required under the Securities Act and Exchange Act; and
(c)   so long as a Holder owns any Registrable Securities, furnish to such Holder promptly upon request (i) a copy of the most recent annual or quarterly report of PubCo and such other public reports and documents so filed by PubCo with the SEC and (ii) such other public information, reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without Registration.
Section 3.10   Other Obligations.   In connection with a Transfer of Registrable Securities, PubCo shall cooperate reasonably with, and take such customary actions as may reasonably be requested by, the Holders; provided, however, that PubCo shall have no obligation to participate in any “road shows” or assist with the preparation of any offering memoranda or related documentation with respect to any Transfer of Registrable Securities in any transaction that does not constitute an Underwritten Offering.
Section 3.11   Other Registration Rights.   Other than the registration rights set forth in the Original RRA and in the Subscription Agreements, PubCo represents and warrants that no Person, other than a Holder of Registrable Securities pursuant to this Investor Rights Agreement, has any right to require PubCo to register any securities of PubCo for sale or to include such securities of PubCo in any Registration Statement filed by PubCo for the sale of securities for its own account or for the account of any other Person. Further, each of PubCo and Sponsor represents and warrants that this Investor Rights Agreement supersedes any other registration rights agreement or agreement (including the Original RRA), other than the Subscription Agreements. Upon the Closing, the Original RRA and all of the respective rights and obligations of the parties thereunder are hereby terminated in their entirety and shall be of no further force or effect.
Section 3.12   Term. Article III   shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.6 shall survive any such termination with respect to such Holder.
ARTICLE IV
LOCK-UP
Section 4.1   Lock-Up.
(a)   Each Holder (other than Sponsor and any other holder of Private Placement Securities) severally, and not jointly, agrees with PubCo not to effect any Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock-Up Shares (as defined below) Beneficially Owned or otherwise held by such Person during the Lock-Up Period; provided, that such prohibition shall not apply to Transfers permitted pursuant to Section 4.2, and Seller may Transfer (i) up to 2.5% of the Lock-up Shares issued to it at the Closing starting three months after the Closing and (ii) an additional 2.5% of the Lock-Up Shares issued to it at the Closing starting six months after the Closing. The “Lock-Up Shares” means the Registrable Securities held by the Holders (other than by Sponsor and any other holder of Private Placement Securities) as of the Closing Date.
(b)   During the Lock-Up Period, any purported Transfer of Lock-Up Shares not in accordance with this Investor Rights Agreement shall be null and void, and PubCo shall refuse to recognize any such Transfer for any purpose.
(c)   The Holders acknowledge and agree that the Lock-Up Shares Beneficially Owned by such Person shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the SEC.
(d)   The Sponsor acknowledges that the Common Shares held by the Sponsor, including the Private Placement Shares are subject to a lockup pursuant to the Insider Letter Agreement, as the same may be extended pursuant to Section 5.21 of the Business Combination Agreement, if applicable, and nothing contained in this Investor Rights Agreement shall affect such lockup.

Section 4.2   Permitted Transfers.   During the Lock-Up Period, the Holders may Transfer, without the consent of PubCo, any of such Person’s Lock-Up Shares to (a) any Person, provided that the proceeds received by the Holder from such Transfer are contributed or loaned to Pubco on terms reasonably approved by the Board of Directors of PubCo, (b) any of such Person’s Permitted Transferees, upon written notice to PubCo, or (c) (i) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; or (ii) in the case of an individual, pursuant to a qualified domestic relations order; provided, that in each case, (x) the restrictions and obligations contained in Section 4.1 and this Section 4.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares, (y) such Transferee shall agree to be bound by such restrictions and obligations in writing and acknowledged by PubCo, and (z) the Transferee of such Lock-Up Shares shall have no rights under this Investor Rights Agreement, unless, for the avoidance of doubt, such Transferee is a Permitted Transferee in accordance with this Investor Rights Agreement. Any Transferee of Lock-Up Shares pursuant to this Section 4.2 shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Investor Rights Agreement. Notwithstanding the foregoing provisions of this Section 4.2, a Holder may not make a Transfer to a Permitted Transferee if such Transfer has as a purpose the avoidance of or is otherwise undertaken in contemplation of avoiding the restrictions on Transfers in this Investor Rights Agreement (it being understood that the purpose of this provision includes prohibiting the Transfer to a Permitted Transferee (A) that has been formed solely to facilitate a material change with respect to who or which entities Beneficially Own the underlying Lock-Up Shares, or (B) followed by a change in the relationship between the Holder and the Permitted Transferee (or a change of control of such Holder or Permitted Transferee) after the Transfer with the result and effect that the Holder has indirectly made a Transfer of Lock-Up Shares by using a Permitted Transferee, which Transfer would not have been directly permitted under this Article IV had such change in such relationship occurred prior to such Transfer).
ARTICLE V
GENERAL PROVISIONS
Section 5.1   Assignment; Successors and Assigns; No Third Party Beneficiaries.
(a)   Except as otherwise permitted pursuant to this Investor Rights Agreement, no Party may assign such Party’s rights and obligations under this Investor Rights Agreement, in whole or in part, without the prior written consent of the Principal Parties. Any such assignee may not again assign those rights and obligations, other than in accordance with this Article V. Any attempted assignment of rights or obligations in violation of this Article V shall be null and void ab initio.
(b)   Prior to the expiration of the Lock-Up Period, to the extent applicable to a Holder, no Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, except in connection with a Transfer pursuant to Section 4.2. After the expiration of the Lock-up Period, to the extent applicable to a Holder, the Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, to (x) any of such Holder’s Permitted Transferees (other than any charitable organization), or (y) any Person with the prior written consent of PubCo. Any Transferee of Registrable Securities (other than pursuant to an effective registration statement under the Securities Act, pursuant to a Rule 144 transaction or pursuant to any Distribution) shall, except as otherwise expressly stated herein, have all the rights and be subject to all of the obligations of the Transferor Holder under this Investor Rights Agreement and shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A. Unless a Transfer of Registrable Securities by a Holder is made in accordance with the terms and conditions of this Investor Rights Agreement, no such Transfer shall be registered on PubCo’s books and records and such Transfer of Registrable Securities shall be null, void and of no legal effect whatsoever.
(c)   All of the terms and provisions of this Investor Rights Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective and permitted successors, assigns, heirs, executors and legal representatives.

(d)   Nothing in this Investor Rights Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies. This Investor Rights Agreement does not create any third-party beneficiaries hereto.
Section 5.2   Termination.   Article II shall terminate automatically (without any action by any Party) as to the Principal Parties at such time at which such Party no longer has the right to designate an individual for nomination to the Board under this Investor Rights Agreement. Except for Section 3.6 (which section shall terminate at such time as the Principal Parties and their Permitted Transferees are no longer entitled to any rights pursuant to such section), Article III of this Investor Rights Agreement shall terminate as set forth in Section 3.12. The remainder of this Investor Rights Agreement shall terminate automatically (without any action by any Party) as to each Holder when such Holder, following the Closing Date, ceases to Beneficially Own any Registrable Securities; provided, that the provisions of Section 5.11, Section 5.12 and Section 5.13 shall survive any such termination with respect to such Holder. Notwithstanding anything herein to the contrary, in the event the Business Combination Agreement terminates in accordance with its terms prior to the Closing, this Investor Rights Agreement shall automatically terminate and be of no further force or effect, without any further action required by the Parties.
Section 5.3   Severability.   If any provision of this Investor Rights Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Investor Rights Agreement, to the extent permitted by Law, shall remain unaffected and in full force and effect.
Section 5.4   Entire Agreement; Amendments; No Waiver.
(a)   This Investor Rights Agreement, together with the Exhibit to this Investor Rights Agreement, the Business Combination Agreement and all other Transaction Agreements (as such term is defined in the Business Combination Agreement), constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether oral or written, relating to such subject matter. There are no warranties, representations or other agreements among the Parties in connection with such subject matter except as set forth herein and therein.
(b)   No provision of this Investor Rights Agreement may be amended or modified, in whole or in part, at any time without the express written consent of (i) PubCo, (ii) for so long as any Principal Party collectively Beneficially Owns Common Shares representing 10% or more of the Common Shares Beneficially Owned by such Person immediately after the Closing, such Person and (iii) the Holders holding in the aggregate more than fifty percent (50%) of the total Registrable Securities Beneficially Owned by all Holders (in aggregate); provided, that any such amendment or modification that adversely and disproportionately affects any Holder or Holders, as compared to any other Holder or Holders, shall require the prior written consent of such Holders who Beneficially Own a majority of the Registrable Securities Beneficially Owned by all such Holders so adversely and disproportionately affected; provided, further that any amendment or modification to Article III, Article IV, Section 5.12, Section 5.13, Section 5.15 or this Section 5.4 that adversely affects any right granted to any Principal Party shall require the consent of such Principal Party; and provided, further that any amendment or modification to Article II that adversely affects any right granted to any Principal Party shall require the consent of such Principal Party.
(c)   No waiver of any provision or default under, nor consent to any exception to, the terms of this Investor Rights Agreement shall be effective unless in writing and signed by the Party to be bound, and then only to the extent and specific purpose in the instance so provided.
Section 5.5   Counterparts; Electronic Delivery.   This Investor Rights Agreement and any other agreements, certificates, instruments and documents delivered pursuant to this Investor Rights Agreement may be executed and delivered in one or more counterparts by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same document. No Party shall raise the use of a fax machine or email to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email, as a defense to the formation or enforceability of a contract. Each Party forever waives any such defense. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Investor

Rights Agreement or any document to be signed in connection with this Investor Rights Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature and physical delivery thereof, as the case may be. The parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
Section 5.6   Notices.   All notices, demands and other communications to be given or delivered under this Investor Rights Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one (1) Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three (3) Business Days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 5.6, notices, demands and other communications shall be sent to the addresses indicated below:
if to PubCo, to:
Clean Earth Acquisitions Corp.
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
Attn:
Aaron Ratner

E-mail:
aaron@mightyskyllc.com

with a copy (which shall not constitute notice) to:
Proskauer Rose LLP
2029 Century Park East, Suite 2400
Los Angeles, CA 90067
Attention:
Will Chuchawat

Email:
WChuchawat@proskauer.com

if to Seller, to:
Alternus Energy Group Plc
Suite 9 & 10
Plaza 212
Blanchardstown Corporate Park 2
Dublin D15 R504
Ireland
Attn:
Tali Durant

E-mail:
td@alternusenergy.com

with a copy (which shall not constitute notice) to:
Carmel, Milazzo & Feil LLP
55 West 39th Street, 18th Floor
New York, NY 10018
Attn:
Ross D. Carmel, Esq.

E-mail:
rcarmel@cmfllp.com

if to Sponsor, to:
Clean Earth Acquisitions Sponsor, LLC
12600 Hill Country Blvd, Building R, Suite 275
Bee Cave, Texas 78738
Attn:
Alexander Greystoke

E-mail:
AlexHSC2@gmail.com

with a copy (which shall not constitute notice) to:
Proskauer Rose LLP
2029 Century Park East, Suite 2400
Los Angeles, CA 90067
Attention:
Will Chuchawat

Email:
WChuchawat@proskauer.com

Section 5.7   Governing Law; Waiver of Jury Trial; Jurisdiction.
(a)   This Investor Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to its choice of law rules).
(b)   Any dispute, controversy, or claim based on, arising out of or relating to this Investor Rights Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Investor Rights Agreement (each, a “Proceeding”) shall be referred to and finally resolved by confidential binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”). The parties agree that the expedited procedures of AAA shall apply to any dispute. The place of arbitration shall be New York, New York. There shall be one neutral arbitrator who shall be mutually agreed upon by the parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each party being given a limited number of strikes, except for cause. Any arbitrator appointed by AAA shall be a retired judge with no less than fifteen years of experience with corporate and limited partnership matters and an experienced arbitrator. In rendering an award, the arbitrator shall be required to follow the laws of the state of Delaware. The award shall be in writing and must state the findings of fact and conclusions of law on which it is based. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator. Judgment upon the award may be entered in any court of competent jurisdiction worldwide. Any reasonably costs or fees (including attorneys’ fees and expenses) incident to obtaining and enforcing the award shall be charged against the non-prevailing party in the arbitration. The arbitrator shall agree to (i) hold any information received during the arbitration in the strictest of confidence and (ii) not disclose to any non-party the existence, contents or results of the arbitration or any other information about such arbitration. The content of the arbitration (including any information about the evidence adduced or the documents produced in the arbitration proceedings, or about the existence, contents or results of the proceeding) shall be considered Confidential Information, except as may be required in aid of arbitration or for enforcement of an arbitral award. The arbitrator shall determine what discovery will be permitted, consistent with the goal of reasonably controlling the cost and time of the process. For the avoidance of doubt, a request by a party to a court of competent jurisdiction for interim measures solely as necessary to preserve such party’s rights pending arbitration or to compel or enforce arbitration, or other equitable relief, shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate in this Section 5.7(b).
Section 5.8   Specific Performance.   The parties hereto acknowledge that money damages may not be an adequate remedy at law if any Party fails to perform any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach and to seek compelling specific performance of the obligations of any other party under this Investor Rights Agreement, without the posting of any bond.. No remedy shall be exclusive of any other remedy, and all available remedies shall be cumulative.
Section 5.9   Subsequent Acquisition of Shares.   Any Equity Securities of PubCo acquired subsequent to the Effective Date by a Holder shall be subject to the terms and conditions of this Investor Rights Agreement. Such shares shall be considered to be “Registrable Securities” as such term is used in this Investor Rights Agreement.

Section 5.10   Consents, Approvals and Actions.   If any consent, approval or action of a Party is required or permitted at any time pursuant to this Investor Rights Agreement, such consent, approval or action shall be deemed given if confirmed in writing by a duly authorized representative of the Party.
Section 5.11   Not a Group; Independent Nature of Holders’ Obligations and Rights.   The Holders and PubCo agree that the arrangements contemplated by this Investor Rights Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act). Each Holder agrees that, for purposes of determining beneficial ownership of such Holder, it shall disclaim any beneficial ownership by virtue of this Investor Rights Agreement of PubCo’s Equity Securities owned by the other Holders. PubCo agrees to recognize such disclaimer in its Exchange Act and Securities Act reports. The obligations of each Holder under this Investor Rights Agreement are several and not joint with the obligations of any other Holder. No Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Investor Rights Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as, and PubCo acknowledges that the Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Investor Rights Agreement. PubCo acknowledges that the Holders are not acting in concert or as a group, and PubCo shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Investor Rights Agreement. Subject to Section 5.17, the decision of each Holder to enter into this Investor Rights Agreement has been made by such Holder independently of any other Holder. Subject to Section 5.17, each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with such Holder making its investment in PubCo and that no other Holder will be acting as agent of such Holder in connection with monitoring such Holder’s investment in the Common Shares or enforcing its rights under this Investor Rights Agreement. PubCo and each Holder confirms that each Holder has had the opportunity to independently participate with PubCo and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Investor Rights Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the rights and obligations contemplated hereby was done solely for the convenience of the Parties and not because it was required to do so by any Holder. It is expressly understood and agreed that each provision contained in this Investor Rights Agreement is between PubCo and a Holder solely, and not between PubCo and Holders collectively, or between and amongst Holders.
Section 5.12   Other Business Opportunities.
(a)   The Parties expressly acknowledge and agree that, subject to any fiduciary duty that Sponsor Directors or Seller Directors have under applicable law, except as limited by applicable Law: (i) each of Sponsor and Seller (including (A) their respective Affiliates, (B) any company in which they have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors), and the Sponsor Directors and the Seller Directors, (1) has the right to, and shall have no duty not to, directly or indirectly engage in and possess interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as PubCo or any of its Subsidiaries or deemed to be competing with PubCo or any of its Subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person with no obligation to offer to PubCo or any of its Subsidiaries or any other Holder the right to participate therein; (2) may invest in, or provide services to, any Person that directly or indirectly competes with PubCo or any of its Subsidiaries; and (3) in the event that Sponsor or Seller (including (A) their respective Affiliates, (B) any company in which they have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors), a Sponsor Director or a Seller Director, respectively, acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for PubCo or any of its Subsidiaries, such Person shall have no duty to communicate or present such corporate opportunity to PubCo or any of its Subsidiaries or any other Holder, as the case may be.. For the avoidance of doubt, the Parties acknowledge that this paragraph is intended to disclaim and renounce, to the fullest extent permitted by applicable Law, any right of PubCo or any of its Subsidiaries with respect to the matters set forth herein, and this paragraph shall be construed to effect such disclaimer and renunciation to the fullest extent permitted by law.
(b)   Each of the Parties hereby, so long as there is no breach of this Investor Rights Agreement in connection with the below, to the fullest extent permitted by applicable Law:
(i)   confirms that none of Sponsor or Seller (nor any of their respective Affiliates) have any duty to PubCo or any of its Subsidiaries or to any other Holder other than the specific covenants and agreements set forth in this Investor Rights Agreement or any other agreement entered into by such Party;
(ii)   acknowledges and agrees that (A) in the event of any conflict of interest between PubCo or any of its Subsidiaries, on the one hand, and Sponsor or Seller or any of their respective Affiliates (or any Sponsor Director or Seller Director acting in his or her capacity as such), on the other hand, Sponsor or Seller or applicable Affiliates (or any Sponsor Director or Seller Director acting in his or her capacity as a director) may act in its best interest and (B) none of Sponsor or Seller or any of their respective Affiliates or any Sponsor Director or Seller Director acting in his or her capacity as a director, shall be obligated (1) to reveal to PubCo or any of its Subsidiaries confidential information belonging to or relating to the business of such Person or any of its Affiliates or (2) to recommend or take any action in its capacity as a direct or indirect shareholder or director, as the case may be, that prefers the interest of PubCo or its Subsidiaries over the interest of such Person; and
(iii)   waives any claim or cause of action against Sponsor and Seller and any of their respective Affiliates, and any officer, employee, agent or Affiliate of any such Person that may from time to time arise in respect of a breach by any such person of any duty or obligation disclaimed under Section 5.12(b)(i) or Section 5.12(b)(ii).
(c)   Each of the Parties agrees that the waivers, limitations, acknowledgments and agreements set forth in this Section 5.12 shall not apply to any alleged claim or cause of action against Sponsor based upon the breach or nonperformance by Sponsor of this Investor Rights Agreement or any other agreement to which Sponsor is a party.
(d)   The provisions of this Section 5.12, to the extent that they restrict the duties and liabilities of Sponsor or Seller or any of their respective Affiliates or any Sponsor Director or Seller Director otherwise existing at law or in equity, are agreed by the Parties to replace such other duties and liabilities of Sponsor or Seller or any of their respective Affiliates or any such Sponsor Director or Seller Director to the fullest extent permitted by applicable Law.
Section 5.13   Indemnification; Exculpation.
(a)   PubCo will, and PubCo will cause each of its Subsidiaries to, jointly and severally indemnify, exonerate and hold the Holders and each of their respective direct and indirect partners, equity holders, members, managers, Affiliates, directors, officers, shareholders, fiduciaries, managers, controlling Persons, employees, representatives and agents and each of the partners, equity holders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the “Holder Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Holder Indemnitees or any of them before or after the date of this Investor Rights Agreement (collectively, the “Indemnified Liabilities”), arising out of any action, cause of action, suit, litigation, investigation, inquiry, arbitration or claim (each, an “Action”) arising or relating to, (i) any Holder’s or its Affiliates’ ownership of Equity Securities of PubCo or any of its Subsidiaries or (ii) the business, operations, properties, assets or other rights or liabilities of PubCo or any of its Subsidiaries; provided, that the foregoing indemnity shall not apply to any such Indemnified Liabilities (x) to the extent such Indemnified Liabilities arise out of any breach of this Investor Rights Agreement by such Holder Indemnitee or its Affiliates or other related Persons or the breach of any fiduciary or other duty or obligation of such Holder Indemnitee to its direct or indirect equity holders, creditors or Affiliates, (y) to the extent such control or the ability to control PubCo or any of its Subsidiaries derives from such Holder’s or its

Affiliates’ capacity as an officer or director of PubCo or any of its Subsidiaries or (z) to the extent such Person’s Cause relates to, causes, gives rise to, results in, or affects such Indemnified Liabilities; provided, however, that if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, PubCo will, and will cause its Subsidiaries to, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. For the purposes of this Section 5.13, any limitation to the indemnity described above shall be deemed to apply only after a final non-appealable judgment of a court or arbiter of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Holder Indemnitee as to any previously advanced indemnity payments made by PubCo or any of its Subsidiaries, then such payments shall be promptly repaid by such Holder Indemnitee to PubCo and its Subsidiaries. The rights of any Holder Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation or under the organizational or governing documents of PubCo or its Subsidiaries.
(b)   PubCo will, and will cause each of its Subsidiaries to, jointly and severally, reimburse any Holder Indemnitee for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses and any other litigation-related expenses) as they are incurred in connection with investigating, preparing, pursuing, defending or assisting in the defense of any Action for which the Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, or any action or proceeding arising therefrom, whether or not such Holder Indemnitee is a party thereto. PubCo or its Subsidiaries, in the defense of any Action for which a Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, may, without the consent of such Holder Indemnitee, consent to entry of any judgment or enter into any settlement if and only if it (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Holder Indemnitee of an unconditional release from all liability with respect to such Action, (ii) other than with respect to the settlement itself does not impose any other limitations (equitable or otherwise) on such Holder Indemnitee, and (iii) does not include a statement as to or an admission of fault or culpability by or on behalf of such Holder Indemnitee.
(c)   PubCo acknowledges and agrees that PubCo shall, and to the extent applicable shall cause its Subsidiaries (including, for purposes hereof, any applicable insurance) to, be fully and primarily responsible for the payment to any Holder Indemnitee in respect of Indemnified Liabilities in connection with any Jointly Indemnifiable Claims (as defined below), For purposes of indemnification under the Investor Rights Agreement, under no circumstance shall PubCo or any of its Subsidiaries be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of advancement or recovery any Holder Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of such Holder Indemnitee or the obligations of PubCo or any of its Subsidiaries under the Investor Rights Agreement. PubCo shall cause each of its Subsidiaries to perform the terms and obligations of this Section 5.13(c) as though each such Subsidiary were a party to this Investor Rights Agreement. For purposes of this Section 5.13(c), the term “Jointly Indemnifiable Claims” shall include, without limitation, any Indemnified Liabilities for which any Holder Indemnitee shall be entitled to indemnification from both (1) PubCo and/or any of its Subsidiaries pursuant to the Indemnification Sources, on the one hand, and (2) any Indemnitee-Related Entity pursuant to any other agreement between any Indemnitee-Related Entity and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, the laws of the jurisdiction of incorporation or organization of any Indemnitee-Related Entity and/or the Organizational Documents of any Indemnitee-Related Entity, on the other hand.
(d)   In no event shall any Holder Indemnitee be liable to PubCo or any of its Subsidiaries for any act, alleged act, omission or alleged omission that does not constitute willful misconduct or fraud of such Holder Indemnitee (as determined by a final, nonappealable determination of a court or arbiter of competent jurisdiction).
(e)   Notwithstanding anything to the contrary contained in this Investor Rights Agreement, for purposes of this Section 5.13, the term Holder Indemnitees shall not include any Holder or its any of its partners, equity holders, members, Affiliates, directors, officers, fiduciaries, managers, controlling

Persons, employees and agents or any of the partners, equity holders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of any of the foregoing who is an officer or director of PubCo or any of its Subsidiaries in such capacity as officer or director. Such officers and directors are, or will be, subject to separate indemnification in such capacities through this Investor Rights Agreement and/or the Organizational Documents of PubCo and its Subsidiaries.
(f)   The rights of any Holder Indemnitee to indemnification pursuant to this Section 5.13 will be in addition to any other rights any such Person may have under any other section of this Investor Rights Agreement. This Investor Rights Agreement does not limit or forestall any other indemnity agreement or similar instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation or under the Organizational Documents of PubCo or any of its Subsidiaries.
Section 5.14   Representations and Warranties of the Parties.   Each of the Parties hereby represents and warrants to each of the other Parties as follows:
(a)   Such Party, to the extent applicable, is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation and has all requisite organizational power and authority to conduct its business as it is now being conducted and is proposed to be conducted.
(b)   Such Party has the full organizational power, authority and legal right to execute, deliver and perform this Investor Rights Agreement. The execution, delivery and performance of this Investor Rights Agreement have been duly authorized by all necessary organizational action, corporate or otherwise, of such Party. This Investor Rights Agreement has been duly executed and delivered by such Party and constitutes its, his or her legal, valid and binding obligation, enforceable against it, him or her in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally.
(c)   The execution and delivery by such Party of this Investor Rights Agreement, the performance by such Party of its, his or her obligations hereunder by such Party does not and will not violate (i) in the case of Parties who are not individuals, any provision of its by-laws, charter, articles of association, partnership agreement or other similar organizational document, (ii) any provision of any material agreement to which it, he or she is a Party or by which it, he or she is bound or (iii) any law, rule, regulation, judgment, order or decree to which it, he or she is subject.
(d)   Such Party is not currently in violation of any law, rule, regulation, judgment, order or decree, which violation could limit, impede or obstruct such Party’s ability to enter into this Investor Rights Agreement or to perform its, his or her obligations hereunder.
(e)   There is no pending legal action, suit or proceeding that would adversely affect the ability of such Party to enter into this Investor Rights Agreement or to perform its, his or her obligations hereunder.
Section 5.15   No Third-Party Liabilities.   This Investor Rights Agreement may only be enforced against the named parties hereto. All claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to any of this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including any representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement), may be made only against the Persons that are expressly identified as parties hereto, as applicable; and no past, present or future direct or indirect director, officer, employee, incorporator, member, partner, shareholder, Affiliate, portfolio company in which any such Party or any of its Affiliates have made a debt or equity investment (and vice versa), agent, attorney or representative of any Party hereto (including any Person negotiating or executing this Investor Rights Agreement on behalf of a Party hereto), unless a Party to this Investor Rights Agreement, shall have any liability or obligation with respect to this Investor Rights Agreement or with respect any claim or cause of action (whether in contract or tort) that may arise out of or relate to this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including a representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement). Nothing in this Section 5.15 shall affect the rights or obligations or the enforcement thereof under the Business Combination Agreement or any other agreement entered into in connection therewith. In the event of any conflict, discrepancy or ambiguity between this Investor Rights Agreement and the Business Combination Agreement (including any other agreement entered into in connection therewith), the latter shall prevail, control and govern for the purposes of such conflict, discrepancy or ambiguity.
Section 5.16   Legends.   Without limiting the obligations of PubCo set forth herein, each of the Holders acknowledges that (i) no Transfer, hypothecation or assignment of any Registrable Securities Beneficially Owned by such Holder may be made except in compliance with applicable federal and state securities Laws and (ii) PubCo may (x) place customary restrictive legends on the certificates or book entries representing the Registrable Securities subject to this Investor Rights Agreement and (y) remove such restrictive legends at the time the applicable Transfer and other restrictions contemplated thereby are no longer applicable to the Registrable Securities represented by such certificates or book entries.
Section 5.17    Adjustments.   If there are any changes in the Common Shares as a result of share split, share sub-division, share dividend, combination, redesignation or reclassification, or through merger, consolidation, recapitalization or other similar event, appropriate adjustment shall be made in the provisions of this Investor Rights Agreement, as may be required, so that the rights, privileges, duties and obligations under this Investor Rights Agreement shall continue with respect to the Common Shares as so changed.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Parties has duly executed this Investor Rights Agreement as of the Effective Date.
PUBCO:
CLEAN EARTH ACQUISITIONS CORP.
By:
/s/ Aaron Ratner

Name: Aaron Ratner
Title: Chief Executive Officer
SPONSOR:
CLEAN EARTH ACQUISITIONS SPONSOR, LLC
By:
/s/ Martha F. Ross

Name: Martha F. Ross
Title: Representative for Sponsor
SELLER:
ALTERNUS ENERGY GROUP PLC
By:
/s/ Vincent Browne

Name: Vincent Browne
Title: Chief Executive Officer

Exhibit A
Form of Joinder
This Joinder (this “Joinder”) to the Investor Rights Agreement, made as of [                 ], is between (“Transferor”) and (“Transferee”).
WHEREAS, as of the date hereof, Transferee is acquiring Registrable Securities (the “Acquired Interests”) from Transferor;
WHEREAS, Transferor is a party to that certain Investor Rights Agreement, dated as of [         ], 2022, among [           ] ( “PubCo”) and the other persons party thereto (the “Investor Rights Agreement”); and
WHEREAS, Transferee is required, at the time of and as a condition to such Transfer, to become a party to the Investor Rights Agreement by executing and delivering this Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:
Section 1.1   Definitions.   To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Investor Rights Agreement.
Section 1.2   Acquisition.   The Transferor hereby Transfers to the Transferee all of the Acquired Interests.
Section 1.3   Joinder.   Transferee hereby acknowledges and agrees that (a) such Transferee has received and read the Investor Rights Agreement, (b) such Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Investor Rights Agreement and (c) such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.
Section 1.4   Notice.   Any notice, demand or other communication under the Investor Rights Agreement to Transferee shall be given to Transferee at the address set forth on the signature page hereto in accordance with Section 5.6 of the Investor Rights Agreement.
Section 1.5   Governing Law.   This Joinder shall be governed by and construed in accordance with the internal Laws of the State of Delaware (without reference to its choice of Law rules).
Section 1.6   Counterparts; Electronic Delivery.   This Joinder may be executed and delivered in one or more counterparts, by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Joinder or any document to be signed in connection with this Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or physical delivery thereof, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the parties as of the date first above written.
[TRANSFEROR]
By:
Name:
Title:
[TRANSFEREE]
By:
Name:
Title:
Address for notices:

Annex F
ALTERNUS CLEAN ENERGY INC.
202[•] EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: [•]
APPROVED BY THE STOCKHOLDERS: [•]
1.   Purposes of the Plan.   The purposes of this Plan are:
•
to attract and retain the best available personnel for positions of substantial responsibility,

•
to provide additional incentive to Employees, Directors and Consultants, and

•
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Non-statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.
The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.   Definitions.   As used herein, the following definitions will apply:
2.1   “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
2.2   “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
2.3   “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
2.4   “Applicable Laws” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
2.5   “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Non-statutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
2.6   “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
2.7   “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
2.8   “Business Combination Agreement” means that certain Business Combination Agreement, dated as of October 12, 2022, by and among (i) Clean Earth Acquisitions Corp., a Delaware corporation, (ii) Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (iii) Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company.

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2.9   “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
2.10   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
2.11   “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) a material breach of any covenant or condition under any material agreement between the Participant and the Company; (ii) any act constituting bad faith, willful misconduct, intentional wrongdoing, gross negligence, recklessness, moral turpitude, dishonesty, fraud, immoral or disreputable conduct; (iii) any conduct which constitutes a felony under applicable law; (iv) material violation of any Company policy (including those pertaining to discrimination or harassment); (v) gross negligence or misconduct; (vi) breach of fiduciary duty to the Company; or (vii) refusal to follow or implement a clear and reasonable directive of Company. For purposes of this definition, the “Company” shall mean and include Subsidiaries and Affiliates. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose, except as expressly specified in the Plan or as otherwise agreed by the parties in a written agreement.
2.12   “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
(a)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(b)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of

F-2

the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(c)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(d)   individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
2.13   “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.14   “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
2.15   “Common Stock” means the common stock of the Company.
2.16   “Company” means Alternus Clean Energy Inc., a Delaware corporation, or any successor thereto.
2.17   “Compensation Committee” means the Compensation Committee of the Board.
2.18   “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if (A) a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person and (B) such Consultant is providing services directly to the Company or any Subsidiary.
2.19   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for

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which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
2.20   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(a)   a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(b)   a sale or other disposition of at least 50% of the outstanding securities of the Company;
(c)   a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(d)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
2.21   “Director” means a member of the Board.
2.22   “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
2.23   “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
2.24   “Effective Date” means [•].
2.25   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
2.26   “Employer” means the Company or the Affiliate of the Company that employs the Participant.
2.27   “Entity” means a corporation, partnership, limited liability company or other entity.
2.28   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
2.29   “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include

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(i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
2.30   “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(a)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(b)   If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(c)   In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
2.31   “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
2.32   “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
2.33   “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
2.34   “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

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2.35   “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
2.36   “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Agreement.
2.37   “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
2.38   “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
2.39   “Non-statutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
2.40   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
2.41   “Option” means an Incentive Stock Option or a Non-statutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
2.42   “Option Agreement” means a written agreement between the Company and the Option holder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
2.43   “Option holder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
2.44   “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6.3.
2.45   “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
2.46   “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
2.47   “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

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2.48   “Performance Awards” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6.2 pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
2.49   “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.
2.50   “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
2.51   “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
2.52   “Plan” means this Alternus Clean Energy Inc. 202[•] Equity Incentive Plan, as may be amended from time to time.
2.53   “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
2.54   “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 5.8.

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2.55   “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6.1.
2.56   “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
2.57   “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6.1.
2.58   “RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
2.59   “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
2.60   “Rule 405” means Rule 405 promulgated under the Securities Act.
2.61   “Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.
2.62   “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
2.63   “Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.
2.64   “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 3.1.
2.65   “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
2.66   “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
2.67   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
2.68   “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

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2.69   “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
2.70   “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
2.71   “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.
3.   Shares Subject to the Plan.
3.1   Share Reserve.   Subject to adjustment in accordance with Section 3.2 and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 8,000,000 shares of Common Stock.
3.2   Share Reserve Operation.
3.2.1   Limit Applies to Common Stock Issued Pursuant to Awards.   For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
3.2.2   Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve.   The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
3.2.3   Reversion of Previously Issued Shares of Common Stock to Share Reserve.   The following shares of Common Stock underlying a previously granted Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of an Award; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
4.   Eligibility and Limitations.
4.1   Eligible Award Recipients.   Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
4.2   Specific Award Limitations.
4.2.1   Limitations on Incentive Stock Option Recipients.   Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
4.2.2   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Option holder during any calendar year

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(under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-statutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
4.2.3   Limitations on Incentive Stock Options Granted to Ten Percent Stockholders.   A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
4.2.4   Limitations on Non-statutory Stock Options and SARs.   Non-statutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
4.3   Aggregate Incentive Stock Option Limit.   The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 3.1.
4.4   Non-Employee Director Compensation Limit.   The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,200,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 4.4 shall apply commencing with the first calendar year that begins following the Effective Date.
5.   Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Non-statutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Non-statutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
5.1   Term.   Subject to Section 4.2 regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
5.2   Exercise or Strike Price.   Subject to Section 4.2 regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
5.3   Exercise Procedure and Payment of Exercise Price for Options.   In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has

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the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
5.3.1   by cash or check, bank draft or money order (or an electronic equivalent thereof) payable to the Company;
5.3.2   pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
5.3.3   by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
5.3.4   if the Option is a Non-statutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
5.3.5   in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
5.4   Exercise Procedure and Payment of Appreciation Distribution for SARs.   In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the aggregate strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
5.5   Transferability.   Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Non-statutory Stock Option as a result of such transfer:
5.5.1   Restrictions on Transfer.   An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while

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such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
5.5.2   Domestic Relations Orders.   Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
5.6   Vesting.   The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
5.7   Termination of Continuous Service for Cause.   Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs, whether vested or unvested, will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
5.8   Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause.   Subject to Section 5.9, if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested and exercisable, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5.1):
5.8.1   1three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
5.8.2   12 months following the date of such termination if such termination is due to the Participant’s Disability;
5.8.3   18 months following the date of such termination if such termination is due to the Participant’s death; or
5.8.4   18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in 5.8.1 or 5.8.2 above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
5.9   Restrictions on Exercise; Extension of Exercisability.   A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended

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to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5.1).
5.10   Non-Exempt Employees.   No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 5.10 is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
5.11   Whole Shares.   Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
6.   Awards Other Than Options and Stock Appreciation Rights.
6.1   Restricted Stock Awards and RSU Awards.   Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
6.1.1   Form of Award.
(a)   RSAs:   To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company (including with respect to dividends as set forth in Section 6.1.5 below) with respect to any shares subject to a Restricted Stock Award.
(b)   RSUs:   A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award unless and until shares are actually issued in settlement of a vested RSU Award (including with respect to dividend equivalents as set forth in Section 6.1.4 below).
6.1.2   Consideration.
(a)   RSA:   A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company

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or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(b)   RSU:   Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
6.1.3   Vesting.   The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
6.1.4   Termination of Continuous Service.   Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
6.1.5   Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).
6.1.6   Settlement of RSU Awards.   A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
6.2   Number of Shares.   The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.
6.3   Performance Awards.   With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
6.4   Other Awards.   Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) or that may be convertible or exchangeable for Common Stock may be granted either alone or in addition to Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan and Applicable Law, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

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7.   Adjustments Upon Changes In Common Stock; Other Corporate Events.
7.1   Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust, for the purpose of preventing dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 3.1; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3.1; and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
7.2   Dissolution or Liquidation.   Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
7.3   Corporate Transaction.   The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
7.3.1   Awards May Be Assumed.   In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
7.3.2   Awards Held by Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness

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of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection 7.3.2 and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection 7.3.2 and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
7.3.3   Awards Held by Persons other than Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
7.3.4   Payment for Awards in Lieu of Exercise.   Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
7.4   Appointment of Stockholder Representative.   As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
7.5   No Restriction on Right to Undertake Transactions.   The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
8.   Administration.
8.1   Administration by Board.   The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection 8.3 below.
8.2   Powers of Board.   The Board (or its delegated Committee(s)) will have the power, subject to, and within the limitations of, the express provisions of the Plan:
8.2.1   To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of

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Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
8.2.2   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board (or its delegated Committee(s)), in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
8.2.3   To settle all controversies regarding the Plan and Awards granted under it.
8.2.4   To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
8.2.5   To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
8.2.6   To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
8.2.7   To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
8.2.8   To submit any amendment to the Plan for stockholder approval.
8.2.9   To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
8.2.10   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
8.2.11   To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
8.2.12   To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award,

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RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
8.3   Delegation to Committee.
8.3.1   General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
8.3.2   Rule 16b-3 Compliance.   To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
8.4   Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
8.5   Delegation to an Officer.   The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
9.   Tax Withholding.
9.1   Withholding Authorization.   As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

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9.2   Satisfaction of Withholding Obligation.   To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
9.3   No Obligation to Notify or Minimize Taxes; No Liability to Claims.   Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
9.4   Withholding Indemnification.   As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
10.   Miscellaneous.
10.1   Source of Shares.   The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
10.2   Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
10.3   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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10.4   Stockholder Rights.   No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
10.5   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
10.6   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
10.7   Execution of Additional Documents.   As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
10.8   Electronic Delivery and Participation.   Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
10.9   Clawback/Recovery.   All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of

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compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
10.10   Securities Law Compliance.   A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
10.11   Transfer or Assignment of Awards; Issued Shares.   Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
10.12   Effect on Other Employee Benefit Plans.   The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
10.13   Deferrals.   To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
10.14   Section 409A.   Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. If an Award includes a “series of installment payments” (within the meaning of Treasury Regulations Section 1.409A-2(b)(2)(iii)), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Treasury Regulations Section 1.409A-3(e)), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award.
10.15   Choice of Law.   This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without

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regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
11.   Tenants of the Company.
11.1   Compliance with Law.   The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
12.   Additional Rules For Awards Subject To Section 409A.
12.1   Application.   Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
12.2   Non-Exempt Awards Subject to Non-Exempt Severance Arrangements.   To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection 12.2 apply.
12.2.1   If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
12.2.2   If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
12.2.3   If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

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12.3   Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants.    The provisions of this subsection 12.3 shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
12.3.1   Vested Non-Exempt Awards.   The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(a)   If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated, and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(b)   If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
12.3.2   Unvested Non-Exempt Awards.   The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection 12.5 of this Section.
(a)   In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(b)   If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection 12.5.2 below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

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(c)   The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
12.4   Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors.   The following provisions of this subsection 12.4 shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
12.4.1   If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated, and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
12.4.2   If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
12.5   If the RSU Award is a Non-Exempt Award, then the provisions in this Section 12.5 shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
12.5.1   Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
12.5.2   The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
12.5.3   To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
12.5.4   The provisions in this subsection 12.5 for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the

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requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
13.   Operability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
14.   Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
*      *      *

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Annex G
October 9, 2022
FINAL/CONFIDENTIAL
Clean Earth Acquisitions Corp.
12600 Hill Country Blvd.
Building R, Suite 275
Bee Cave, Texas 78738
To the Board of Directors of Clean Earth Acquisitions Corp.:
Cabrillo Advisors, Inc. (“Cabrillo”) has been advised that Clean Earth Acquisitions Corp. (“Clean Earth” or the “Company”), a Delaware corporation, is considering an acquisition of certain subsidiaries (the “Target”) of Alternus Energy Group plc by means of a share acquisition (the “Transaction”). The total consideration for the Transaction will be payable in shares of Clean Earth (valued at $10 per share) equal to the sum of (a) $550,000,000 plus or minus (b) the estimated net working capital adjustment (the “Closing Consideration”). In addition, if certain specified earnout targets are met, up to an additional 35,000,000 shares of Clean Earth will be released to Alternus Energy out of an escrow account where such shares will be deposited at the closing.
The members of the Board of Directors of the Company (the “Board”), in their capacity as the Board, not in their individual capacity, have requested our opinion as to whether the Transaction is fair to the holders of the Company’s common stock from a financial point of view.
We have not provided financial services to either the Company or the Target in the past.
We have reviewed the draft Business Combination Agreement by and between the Target and the Company dated October 7, 2022 (the “Draft Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Draft Agreement. We have assumed that the Transaction will be consummated in accordance with the terms set forth in the Draft Agreement, including, among other things, without waiver, modification or amendment of any material term or condition, and that in the course of obtaining the necessary approvals and consents for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand the Company obtained such advice as it deemed necessary from qualified professionals. We express no view or opinion as to any terms or other aspects or consequences of the Transaction (other than the Closing Consideration to the extent expressly specified herein), including, without limitation, terms that may be set forth in any definitive agreement with respect to the Transaction that are or would be different than those set forth in the Draft Agreement, any voting, tender, stockholder, support or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction or otherwise.
In connection with this opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:
1.
reviewed the Draft Agreement;

2.
reviewed the business information of the Company provided by the Company to us or otherwise also publicly available;

3.
reviewed the business and financial information of the Target provided by the Target to us or otherwise also publicly available;

4.
reviewed the Company’s and the Target’s publicly available audited financial statements for the years ended December 31, 2020 and December 31, 2021;

5.
reviewed the Company’s and the Target’s publicly available interim unaudited financial statements for the period ended September 30, 2022;

6.
reviewed certain business presentations regarding the Target, prepared by the representatives of the Target;

7.
reviewed the Target’s financial projections through December 31, 2051;

8.
discussed the Target’s long-term plans and short and long-term cash needs;

9.
reviewed the current economic conditions in general and for the Target’s industry sector(s), based on discussions with the Target, industry research and certain research provided to us by the Target and the Company;

10.
discussed the past and current operations and financial condition and prospects of the Target with Company management and Target management;

11.
discussed the transaction process for the Transaction with Company management and members of the Board;

12.
reviewed and relied upon a letter dated October 8, 2022, from the management of the Company which made certain representations as to the Company’s and the Target’s financial results through a recent date, and which confirmed that there have been no material changes through the date of this letter;

13.
reviewed and relied upon a letter dated October 8, 2022, from the management of the Target which made certain representations as to the Target’s financial results through a recent date, and which confirmed that there have been no material changes through the date of this letter;

14.
conducted an analysis of the Company’s organizational structure, financial and operating history, strategic and operational plans, and key management;

15.
conducted an analysis of the Target’s organizational structure, financial and operating history, strategic and operational plans, key management, the nature of its business, and its industry and competitive position;

16.
reviewed certain other publicly available financial data and historical trading prices for certain companies that we believe to be similar to the Target; and

17.
conducted such other studies, analyses and inquiries as we have deemed appropriate.

We have relied upon and assumed, without independent verification and with your consent, the accuracy and completeness of all information reviewed by us for the purposes of this opinion and that there has been no material change in the assets, financial condition, business or prospects of the Company or the Target since the dates of the most recent financial statements made available to us, and we have not assumed and do not assume any responsibility or liability for any such information. With respect to the internal financial statements and financial forecasts, projections and analyses, we have relied upon and assumed, without independent verification, that they have been reasonably and accurately prepared and reflect the best currently available estimates and judgments of the senior management of the Company and the Target, as the case may be. We have assumed that the financial results reflected in such forecasts, projections and analyses will be realized in the amounts and at the times projected. We have further relied with your consent upon the assurances of the management of the Company and the Target that they are not aware of any facts that would make the information and projections provided by them inaccurate, incomplete, or misleading. We express no opinion with respect to such forecasts, projections and analyses or the assumptions upon which they are based and actual results could vary significantly from those set forth in such forecasts, projections and analyses. We have assumed that the Closing Consideration will be paid in full as and when due as described in the Draft Agreement. We have also assumed with your consent that the final executed form of the Draft Agreement does not differ in any material respects from the draft provided to us. We have relied upon and assumed, without independent verification and with your consent, the accuracy of all representations and warranties made by each party to the Draft Agreement. Furthermore, in connection with the delivery of this opinion, at your direction, we have evaluated the Company, the Target and the Transaction solely as of the date hereof. We hereby expressly disclaim knowledge of (or any obligation to have investigated or evaluated) any transactions, developments, changes in the assets, liabilities (contingent or otherwise), financial condition or results of operations of the Company, the Target, or the terms of the Transaction, or any other event occurring after the date hereof which could have a bearing on the opinion expressed herein, and we expressly assume no responsibility or liability with respect thereto.
We have not reviewed any of the books and records of the Company and the Target (other than as described above). We have not made any physical inspection or independent appraisal of any of the properties, assets or liabilities of the Company or the Target. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this opinion. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof.
Our analysis was conducted under the premise of value in continued use, as a going concern. It further assumes that the stockholders and management of the Company will act rationally and will employ financial and operational strategies that will maximize value. We have not evaluated the solvency of the Company or the Target under any applicable laws.
This opinion does not address the relative merits of the Transaction as compared to other business strategies that might be available to the Company, nor does it address the Company’s underlying business decision to effect the Transaction. This opinion does not address the fairness of any specific portion of the Transaction or the fairness of the Closing Consideration to the Investors or the Company or to any other individual/entity other than as stated herein. Furthermore, at your request, we have not advised you with respect to alternatives to the Transaction. We are not expressing any opinion as to what the actual value of the Company or its capital stock is or will be upon the closing of the Transaction. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay any of their respective obligations when they become due.
It is understood that our advisory services and this opinion are intended solely for the benefit and use of the Board for their evaluation and consideration of the Transaction and do not constitute a recommendation to the Board as to how to vote with respect to the Transaction. This opinion shall not be used for any purpose other than by the Board in connection with or otherwise related to the Transaction. This opinion shall not be disclosed, reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose (other than the Board’s and the Company’s outside law firms, each of which has been informed of the confidential nature of this opinion and has agreed to treat such information confidentially), nor shall any public references to us or this opinion be made by or on behalf of the Board, without our prior written consent, except to the extent required to comply with any applicable law upon the written advice of the Board’s outside counsel after notice to us; provided, however, this opinion may be included in a proxy statement or an offer to purchase to be mailed to the stockholders of the Company in connection with the Transaction, provided that (i) this opinion is attached thereto in its entirety, (ii) all references to us or this opinion in any such document shall be subject to our prior written consent (not to be unreasonably withheld, conditioned or delayed) as to form and substance and shall, include, without limitation, a statement that the opinion was provided for the benefit and exclusive use of the Board in connection with its consideration of the proposed Transaction and may not be used for any other purpose or relied on by any other person without Cabrillo’s prior written consent. Without limiting the foregoing, this opinion does not constitute a recommendation to the Company or any stockholder of the Company as to how such stockholder should vote with respect to the Transaction (to the extent any such vote is required) and should not be relied upon by the Company or any stockholder as such.
This opinion shall not be shared with third parties or distributed without Cabrillo’s review and written approval, which shall not be unreasonably withheld. Except as set forth above, this opinion shall not be included, summarized, or referenced in any manner in materials distributed to the public or potential investors of the Company without Cabrillo’s prior written consent.

In accordance with recognized professional ethics, our professional fees for this service are not contingent upon the opinion expressed herein, and neither Cabrillo nor any of its employees has a present or intended financial relationship with or interest in the Company.
Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date of this opinion:
•
The Transaction is fair to the holders of the Company’s common stock from a financial point of view.

Very truly yours,
Cabrillo Advisors, Inc.
Lynn Sommer
Managing Director

Annex H
FIRST AMENDMENT TO THE BUSINESS COMBINATION AGREEMENT
This First Amendment to the Business Combination Agreement (this “Amendment”) is entered into as of April 12, 2023 by and among Clean Earth Acquisitions Corp., a Delaware corporation (“Purchaser”), Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (“Seller”), and Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company, in its capacity as the representative of Purchaser and solely for purposes of certain specified sections of the Business Combination Agreement (as defined below) (the “Purchaser Representative”) . All capitalized terms used herein but not defined shall have the meanings assigned to them in the Business Combination Agreement.
WHEREAS, Purchaser, Seller and the Purchaser Representative are parties to that certain Business Combination Agreement, dated as of October 12, 2022 (the “Business Combination Agreement”); and
WHEREAS, the parties desire to amend the Business Combination Agreement as set forth below in accordance with Section 9.07(b) of the Business Combination Agreement.
NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.   Amendments.   The parties hereby agree to amend the Business Combination Agreement as follows:
a.
The definition of “Closing Consideration” in Section 1.01 of the Business Combination Agreement is hereby replaced in its entirety with the following:

“Closing Consideration” means an amount equal to (a) $275,000,000, plus (b) the Estimated Net Working Capital Adjustment (which, for the avoidance of doubt, may be a negative number thereby reducing the Closing Consideration).
b.
The definition of “Earnout Escrow Shares” in Section 1.01 of the Business Combination Agreement is hereby replaced in its entirety with the following:

“Earnout Escrow Shares” means 20,000,000 shares of Purchaser Common Stock.
c.
The definition of “Final Consideration” in Section 1.01 of the Business Combination Agreement is hereby replaced in its entirety with the following:

“Final Consideration” means an amount equal to (a) $275,000,000, plus (b) the Net Working Capital Adjustment (which, for the avoidance of doubt, may be a negative number thereby reducing the Final Consideration).
d.
Section 2.09(b) of the Business Combination Agreement is hereby replaced in its entirety with the following:

(b)
Earnout Payment.

(i)   If (x) the Adjusted EBITDA for the fiscal year ending on December 31, 2023 is equal to or greater than $16,000,000 as finally determined pursuant to Section 2.09(a) (“Earnout Milestone 1”) and (y) the Share Price is equal to or greater than $11.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) immediately preceding the date of the Earnout Statement for which Earnout Milestone 1 is satisfied (“Share Price Milestone 1”), then the Purchaser Representative and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release 6,000,000 of the Earnout Escrow Shares from the Earnout Escrow Account to Seller. If Earnout Milestone 1 is satisfied but Share Price Milestone 1 is not satisfied, then Share Price Milestone 1 will be deemed to be satisfied if either of the following are met: (1) the Share Price is equal to or greater than $11.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) from January 1, 2024 through December 31, 2028 or (ii) the Calculated Share Price is equal to or greater than $11.00 as of December 31, 2028.
(ii)   If (x) the Adjusted EBITDA for the fiscal year ending on December 31, 2024 is equal to or greater than $52,000,000 as finally determined pursuant to Section 2.09(a) (“Earnout Milestone 2”) and (y) the Share Price is equal to or greater than $13.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) immediately preceding the date of the Earnout Statement for which Earnout Milestone 2 is satisfied (“Share Price Milestone 2”), then the Purchaser Representative and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release (i) 6,000,000 of the Earnout Escrow Shares plus (ii) to the extent that no Earnout Escrow Shares were released to the Seller pursuant to Section 2.09(b)(i), 6,000,000 of the Earnout Escrow Shares, in each case, from the Earnout Escrow Account to Seller. If Earnout Milestone 2 is satisfied but Share Price Milestone 2 is not satisfied, then Share Price Milestone 2 will be deemed to be satisfied if either of the following are met: (1) the Share Price is equal to or greater than $13.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) from January 1, 2025 through December 31, 2029 or (ii) the Calculated Share Price is equal to or greater than $13.00 as of December 31, 2029.
(iii)   If (x) the Adjusted EBITDA for the fiscal year ending on December 31, 2025 is equal to or greater than $156,000,000 as finally determined pursuant to Section 2.09(a) (“Earnout Milestone 3”) and (y) Share Price is equal to or greater than $15.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) immediately preceding the date of the Earnout Statement for which Earnout Milestone 3 is satisfied (“Share Price Milestone 3”), then the Purchaser Representative and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release (i) 8,000,000 of the Earnout Escrow Shares plus (ii) to the extent that no Earnout Escrow Shares were released to the Seller pursuant to Section 2.09(b)(i), 6,000,000 of the Earnout Escrow Shares, plus (iii) to the extent that no Earnout Escrow Shares were released to the Seller pursuant to Section 2.09(b)(ii), 6,000,000 of the Earnout Escrow Shares, in each case, from the Earnout Escrow Account to Seller. If Earnout Milestone 3 is satisfied but Share Price Milestone 3 is not satisfied, then Share Price Milestone 3 will be deemed to be satisfied if either of the following are met: (1) the Share Price is equal to or greater than $15.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) from January 1, 2026 through December 31, 2030 or (ii) the Calculated Share Price is equal to or greater than $15.00 as of December 31, 2030.
(iv)   If there are any Earnout Escrow Shares remaining in the Earnout Escrow Account after application of Sections 2.09(b)(i)-(iii), then the Purchaser Representative and Seller shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release such remaining Earnout Escrow Shares from the Earnout Escrow Account to Purchaser, which shares will then be held as treasury shares or canceled by Purchaser, at Purchaser’s election.
(v)   Any payment made pursuant to this Section 2.09 shall be treated as an adjustment to the purchase price for all Tax purposes, except to the extent otherwise required by applicable Law (including, for the avoidance of doubt, with respect to any amounts required to be treated as interest pursuant to Section 483 of the Code or otherwise).

2.   Miscellaneous.   Except as set forth in this Amendment, all terms and provisions of the Business Combination Agreement shall remain in full force and effect. In the event of any conflict or discrepancy between this Amendment and the Business Combination Agreement, the provisions of this Amendment shall control. This Amendment may be executed and delivered in counterpart signature pages executed and delivered via email with scan attachment, or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (including DocuSign) and shall be as effective as delivery of a manually executed counterpart of this Amendment.
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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.
CLEAN EARTH ACQUISITIONS CORP.
By:
/s/ Aaron Ratner

Name: Aaron Ratner
Title: CEO
ALTERNUS ENERGY GROUP PLC
By:
/s/ Vincent Browne

Name: Vincent Browne
Title: CEO
CLEAN EARTH ACQUISITIONS SPONSOR, LLC, in its capacity as the Purchaser Representative and solely for purposes of certain specified sections of the Business Combination Agreement
By:
/s/ Martha Ross

Name: Martha Ross
Title: Authorized Representative
[Signature Page to First Amendment to the Business Combination Agreement]

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF CLEAN EARTH ACQUISITIONS CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Aaron Ratner and Martha Ross (the “Proxies”), and each of them independently, with Pfull power of substitution, as proxies to attend the special meeting (as defined below) and to vote all of the shares of RCommon Stock of Clean Earth Acquisitions Corp. (the “Company” or “Clean Earth”), a Delaware corporation, that Othe undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held onX[•], 2023 at [•] AM Central Time, virtually at https:[•] (the “special meeting”), and at any adjournmentsYand/or postponements thereof.The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR”PROPOSALS 1 THROUGH 7 AND “FOR”EACH DIRECTOR NOMINEE.PLEASE MARK, DATE, AND RETURN THE PROXY CARD PROMPTLY.(continued and to be marked, dated and signed on reverse sideImportant Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2023.This notice of Special Meeting and the accompanying Proxy Statement are available at: [•]

CLEAN EARTH ACQUISITIONS CORP. – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1THROUGH 7.Please mark voteas indicated in theexampleProposal No. 1 – A proposal to approve and adoptthe Business Combination Agreement, dated as ofOctober 12, 2022 (the “Business CombinationAgreement”), a copy of which is attached to theaccompanying priority proxy statement as Annex A, , toapprove the transactions contemplated by theBusiness Combination Agreement (the “businesscombination”), which provides that, among otherthings, Alternus, as the sole beneficial and recordholder of all of the “Alternus Interests” (being all of theissued and outstanding equity interests owned byAlternus in its subsidiaries other than certainretained subsidiaries at such time (the “Acquired Subsidiaries”) as consideration in exchange forthe issuance and transfer by Clean Earth to Alternus at the Closing of27,500,000shares of Class A Common Stock of the Company(the “common stock”), v subject to a workingcapital adjustment, plus up to20,000,000 shares pursuant to anearnout (the “Earnout Shares,”) (the “BusinessCombination Proposal”);Proposal No. 2 – Proposals to amend and restatethe Company’s certificate of incorporation, dated February 23, 2022 , and as amended onMay 26, 2023(the “Current Charter”) in theform attached to the accompanying prioritystatements as Annex C (such amended andrestated certificate of incorporation referred to herein as the “Proposed Charter”), the “CharterProposal”):Proposal No. 3 – Proposals to approve and adopt,on a non-binding advisory basis, certaingovernance provisions in the Proposed Charter,which are being presented separately inaccordance with U.S. Securities and ExchangeCommission (the “SEC”) guidance to givestockholders the opportunity to present theirseparate views on important corporateFOR AGAINST ABSTAINFOR AGAINST ABSTAINE. Proposal to limit the liability of officersto the fullest extent permitted by law.Proposal No. 4 – A proposal to approve, forpurposes of complying with applicable listingrules of the Nasdaq Stock Market (“Nasdaq”),(x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination,consisting of the issuance of shares of commonstock to Alternus pursuant to the terms of theBusiness Combination Agreement, including anyEarnout Shares and shares of common stockissued pursuant to the working capital adjustment,and (y) the issuance of shares of common stock toAlternus in connection with the businesscombination, including any Earnout Shares andshares of common stock issued pursuant to theworking capital adjustment, that would result inAlternus owning more than 20% of ouroutstanding common stock, or more than 20% ofthe voting power, which could constitute a“change of control” under Nasdaq rules (the“Stock Issuance Proposal”);Proposal No. 5 – A proposal to approve and adoptthe 2023 Equity Incentive Plan (the “IncentivePlan”), a copy of which is attached to theaccompanying proxy statement as Annex F (the“Incentive Plan Proposal”)Proposal No. 6 – A proposal to elect sevendirectors to serve staggered terms on our board ofdirectors until the 2024, 2025 and 2026 annualmeeting of stockholders, respectively, or untilsuch directors’ successors have been duly electedand qualified, or until such directors’ earlier death, resignation, retirement or removal (the “DirectorElection Proposal”); the proposed directors underthe Director Election Proposal areFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINgovernance provisions, the following five sub-proposals (collectively, the “AdvisoryGovernance Proposals”):A. Proposal to authorize the issuance of 151,000,000 shares of common stockFOR AGAINST ABSTAINClass I Nominees:01 Mohammed JavadeChaudri02 Candice BeaumontClass I Nominees:01 Vincent Browne02 John P. Thomas03 Aaron T. RatnerClass II Nominees:034 NicholasParker045 ToneBjornov[•]Class III Nominees:05 Vincent Browne06 John P. Thomas07 Aaron T.RatnerClass IIINominees:06 Mohammed JavadeChaudri06 Candace BeaumontTo withhold authority to vote for anyindividual nominees mark“For All Except” and with the nameof the of the line below.and 1,000,000 shares of preferred stock.B. Proposal to permit the authorized sharesof any class to be increased or decreased(but not below the number of sharesthereof then outstanding) by the affirmative vote of the holders of amajority of the Company’s stock entitledto vote, irrespective of the provisions ofSection 242(b)(2) of the DGCL.C. Proposal to elect not to be governed bySection 203 of the DGCL.D. Proposal to remove blank checkprovisions.FOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINProposal No. 7 – A proposal to approve theadjournment of the special meeting to a later dateor dates, if necessary or appropriate, to permitfurther solicitation and vote of proxies in the eventthat there are insufficient votes for, or otherwise inconnection with, the approval of any of theCondition Precedent Proposals (as defined in theProxy Statement) or we determine that one ormore of the Closing conditions under the Business Combination Agreement is not satisfied or waived(the “Adjournment Proposal”).FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN Dated:, 2023 Signature (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be vote FOR each of Proposals 1 through 7. If any other matters property come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.